[GRAPHIC APPEARS HERE]

BLACKROCK FUNDS III
     INVESTOR A, INVESTOR C, INSTITUTIONAL AND CLASS R SHARES

PROSPECTUS | JUNE 25, 2010

LIFEPATH(R) RETIREMENT PORTFOLIO
LIFEPATH 2020 PORTFOLIO(R)
LIFEPATH(R) 2025 PORTFOLIO
LIFEPATH 2030 PORTFOLIO(R)
LIFEPATH(R) 2035 PORTFOLIO
LIFEPATH 2040 PORTFOLIO(R)
LIFEPATH(R) 2045 PORTFOLIO
LIFEPATH(R) 2050 PORTFOLIO
LIFEPATH(R) 2055 PORTFOLIO

This Prospectus contains information you should know before investing, including information about risks. Please read it before you invest and keep it for future reference.

                              LIFEPATH(R)
                               RETIREMENT        LIFEPATH 2020       LIFEPATH(R) 2025         LIFEPATH 2030        LIFEPATH(R) 2035
                               PORTFOLIO:        PORTFOLIO(R):              PORTFOLIO:        PORTFOLIO(R):              PORTFOLIO:
CLASS                       TICKER SYMBOL        TICKER SYMBOL           TICKER SYMBOL        TICKER SYMBOL           TICKER SYMBOL
-----------------------------------------------------------------------------------------------------------------------------------
Investor A Shares                   LPRAX                LPRCX                   LPBAX                LPRDX                   LPJAX
Investor C Shares                   LPCRX                LPCMX                   LPBCX                LPCNX                   LPJCX
Institutional Shares                STLAX                STLCX                   LPBIX                STLDX                   LPJIX
Class R Shares                      LPRRX                LPRMX                   LPBRX                LPRNX                   LPJRX

                             LIFEPATH 2040       LIFEPATH(R) 2045         LIFEPATH(R) 2050        LIFEPATH(R) 2055
                             PORTFOLIO(R):             PORTFOLIO:               PORTFOLIO:              PORTFOLIO:
CLASS                        TICKER SYMBOL          TICKER SYMBOL            TICKER SYMBOL           TICKER SYMBOL
------------------------------------------------------------------------------------------------------------------------------
Investor A Shares                    LPREX                  LPHAX                    LPRFX                   LPVAX
Investor C Shares                    LPCKX                  LPHCX                    LPCPX                   LPVCX
Institutional Shares                 STLEX                  LPHIX                    STLFX                   LPVIX
Class R Shares                       LPRKX                  LPHRX                    LPRPX                   LPVRX

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

                                Table of Contents
--------------------------------------------------------------------------------

       LIFEPATH PORTFOLIO       KEY FACTS AND DETAILS ABOUT THE LIFEPATH PORTFOLIOS, INCLUDING INVESTMENT
                 OVERVIEW       OBJECTIVES, PRINCIPAL STRATEGIES, RISK FACTORS, FEE AND EXPENSE

                                INFORMATION, AND HISTORICAL PERFORMANCE INFORMATION
                                KEY FACTS ABOUT LIFEPATH RETIREMENT PORTFOLIO....................   1
                                KEY FACTS ABOUT LIFEPATH 2020 PORTFOLIO..........................   7
                                KEY FACTS ABOUT LIFEPATH 2025 PORTFOLIO..........................  14
                                KEY FACTS ABOUT LIFEPATH 2030 PORTFOLIO..........................  20
                                KEY FACTS ABOUT LIFEPATH 2035 PORTFOLIO..........................  27
                                KEY FACTS ABOUT LIFEPATH 2040 PORTFOLIO..........................  33
                                KEY FACTS ABOUT LIFEPATH 2045 PORTFOLIO..........................  40
                                KEY FACTS ABOUT LIFEPATH 2050 PORTFOLIO..........................  46
                                KEY FACTS ABOUT LIFEPATH 2055 PORTFOLIO..........................  53
                                IMPORTANT ADDITIONAL INFORMATION.................................  59

        DETAILS ABOUT THE
      LIFEPATH PORTFOLIOS       INVESTMENT TIME HORIZONS.........................................  60
                                A FURTHER DISCUSSION OF PRINCIPAL INVESTMENT STRATEGIES..........  61
                                A FURTHER DISCUSSION OF RISK FACTORS.............................  67

      ACCOUNT INFORMATION       INFORMATION ABOUT ACCOUNT SERVICES, SALES CHARGES AND WAIVERS,
                                SHAREHOLDER TRANSACTIONS, AND DISTRIBUTIONS AND OTHER PAYMENTS
                                HOW TO CHOOSE THE SHARE CLASS THAT BEST SUITS YOUR NEEDS.........  74
                                DETAILS ABOUT THE SHARE CLASSES..................................  76
                                DISTRIBUTION AND SERVICE PAYMENTS................................  79
                                HOW TO BUY, SELL, EXCHANGE AND TRANSFER SHARES...................  80
                                ACCOUNT SERVICES AND PRIVILEGES..................................  87
                                LIFEPATH PORTFOLIOS' RIGHTS......................................  88
                                PARTICIPATION IN FEE-BASED PROGRAMS..............................  89
                                SHORT-TERM TRADING POLICY........................................  89
                                REDEMPTION FEE...................................................  90
                                MASTER/FEEDER AND FUND OF FUNDS STRUCTURES.......................  91

        MANAGEMENT OF THE
      LIFEPATH PORTFOLIOS       INFORMATION ABOUT BLACKROCK FUND ADVISORS AND THE PORTFOLIO MANAGERS
                                INVESTMENT ADVISER...............................................  92
                                PORTFOLIO MANAGERS...............................................  92
                                ADMINISTRATIVE SERVICES..........................................  93
                                CONFLICTS OF INTEREST............................................  93
                                VALUATION OF LIFEPATH PORTFOLIO INVESTMENTS......................  94
                                DIVIDENDS, DISTRIBUTIONS AND TAXES...............................  95

     FINANCIAL HIGHLIGHTS       FINANCIAL PERFORMANCE OF THE LIFEPATH PORTFOLIOS.................  97

      GENERAL INFORMATION       SHAREHOLDER DOCUMENTS............................................ 107
                                CERTAIN LIFEPATH PORTFOLIO POLICIES.............................. 107
                                STATEMENT OF ADDITIONAL INFORMATION.............................. 108
                                DISCLAIMERS...................................................... 108

                 GLOSSARY       GLOSSARY OF INVESTMENT TERMS..................................... 112

     FOR MORE INFORMATION       LIFEPATH PORTFOLIOS AND SERVICE PROVIDERS................. BACK COVER
                                ADDITIONAL INFORMATION.....................................BACK COVER

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

LifePath Retirement Portfolio Overview
--------------------------------------------------------------------------------
KEY FACTS ABOUT LIFEPATH RETIREMENT PORTFOLIO

INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------
LifePath Retirement Portfolio, a series of BlackRock Funds III (the "Trust"), is managed for investors seeking income and moderate long-term growth of capital. LifePath Retirement Portfolio's investment objective may be changed by the Trust's Board of Trustees without shareholder approval.

FEES AND EXPENSES OF LIFEPATH RETIREMENT PORTFOLIO
--------------------------------------------------------------------------------
The table below describes the fees and expenses that you may pay if you buy and hold shares of LifePath Retirement Portfolio. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $25,000 in certain funds in the fund complex advised by BlackRock Fund Advisors ("BFA") and its affiliates. More information about these and other discounts is available from your financial professional and in the "Details about the Share Classes" section of the prospectus ("Prospectus") and in the "Purchase of Shares" section of the Statement of Additional Information ("SAI").

SHAREHOLDER FEES                                             INVESTOR A          INVESTOR C        INSTITUTIONAL       CLASS R
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)                      SHARES              SHARES              SHARES          SHARES
------------------------------------------------------------------------------------------------------------------------------------
 Maximum Sales Charge (Load) Imposed on Purchases              5.25%                None                 None           None
 (as percentage of offering price)
------------------------------------------------------------------------------------------------------------------------------------
 Maximum Deferred Sales Charge (Load) (as                    None/1/                1.00%/2/             None           None
 percentage of offering price or redemption proceeds,
 whichever is lower)
------------------------------------------------------------------------------------------------------------------------------------

ANNUAL CLASS OPERATING EXPENSES
(EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF          INVESTOR A          INVESTOR C        INSTITUTIONAL       CLASS R
THE VALUE OF YOUR INVESTMENT)                                  SHARES              SHARES              SHARES          SHARES
------------------------------------------------------------------------------------------------------------------------------------
 Management Fee/3/                                              0.35%           0.35%                    0.35%             0.35%
------------------------------------------------------------------------------------------------------------------------------------
Distribution and/or Service (12b-1) Fees                        0.25%           1.00%                    None              0.50%
 Other Expenses                                                 0.52%           0.52%                    0.52%             0.52%
  Administration Fees                                      0.50%           0.50%                    0.50%             0.50%
  Independent Expenses/4 5/                                0.02%           0.02%                    0.02%             0.02%
------------------------------------------------------------------------------------------------------------------------------------
Acquired Fund Fees and Expenses (Underlying                     0.33%           0.33%                    0.33%             0.33%
 Funds)/6/
------------------------------------------------------------------------------------------------------------------------------------
Total Annual Class Operating Expenses/7/                        1.45%           2.20%                    1.20%             1.70%
------------------------------------------------------------------------------------------------------------------------------------
Fee Waivers and/or Expense Reimbursements/3 5/                 (0.35)%         (0.35)%                  (0.35)%           (0.35)%
------------------------------------------------------------------------------------------------------------------------------------
Total Annual Class Operating Expenses After Fee                 1.10%           1.85%                    0.85%             1.35%
Waivers and/or Expense Reimbursements/3 5 7/
------------------------------------------------------------------------------------------------------------------------------------

-------
/1/ A contingent deferred sales charge ("CDSC") of 1.00% is assessed on certain redemptions of Investor A Shares made within 18 months after purchase where no initial sales charge was paid at the time of purchase as part of an investment of $1,000,000 or more.

/2/   There is no CDSC on Investor C Shares after one year.

/3/ BFA, the investment adviser to LifePath Retirement Master Portfolio (the "Retirement Master Portfolio"), a series of Master Investment Portfolio ("MIP"), has contractually agreed to waive its management fee at the Retirement Master Portfolio level in an amount equal to the management fees and administration fees, if any, received by BFA or BlackRock Institutional Trust Company, N.A. ("BTC"), from each investment company in which the Retirement Master Portfolio invests through the close of business on April 30, 2012 (the "contractual waiver"). The contractual waiver may not be terminated prior to April 30, 2012 without the consent of the Board of Trustees of MIP.

/4/   Independent Expenses have been restated to reflect current fees.

/5/ "Independent Expenses" consist of LifePath Retirement Portfolio's allocable portion of the fees and expenses of the independent trustees of the Trust and MIP, counsel to such independent trustees and the independent registered public accounting firm that provides audit services to LifePath Retirement Portfolio and the Retirement Master Portfolio. BTC and BFA have contractually agreed to reimburse, or provide offsetting credits to, LifePath Retirement Portfolio and the Retirement Master Portfolio, as applicable, for Independent Expenses through the close of business on April 30, 2012. After giving effect to such contractual arrangements, Independent Expenses will be 0.00%. Such contractual arrangements may not be terminated prior to April 30, 2012 without the consent of the Board of Trustees of the Trust or MIP, as applicable.

/6/ "Acquired Fund Fees and Expenses (Underlying Funds)" reflect LifePath Retirement Portfolio's PRO RATA share of the fees and expenses incurred by investing in certain other funds, including the underlying funds.

/7/ Total Annual Class Operating Expenses in the table above and the following example reflect the expenses of shares of LifePath Retirement Portfolio and the Retirement Master Portfolio and also reflect a weighted average of the total operating expense ratios of the underlying funds in which the Retirement Master Portfolio invests.

EXAMPLE

This Example is intended to help you compare the cost of investing in shares of LifePath Retirement Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in shares of LifePath Retirement Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that LifePath Retirement Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                              1 YEAR       3 YEARS        5 YEARS         10 YEARS
----------------------------------------------------------------------------------
  Investor A Shares           $  631       $  893        $  1,211        $  2,110
----------------------------------------------------------------------------------
  Investor C Shares           $  288       $  619        $  1,114        $  2,477
----------------------------------------------------------------------------------
  Institutional Shares        $   87       $  310        $    590        $  1,391
----------------------------------------------------------------------------------
  Class R Shares              $  137       $  466        $    855        $  1,948
----------------------------------------------------------------------------------

You would pay the following expenses if you did not redeem your shares:

                              1 YEAR       3 YEARS        5 YEARS         10 YEARS
-------------------------------------------------------------------------------------

  Investor C Shares           $  188       $  619        $  1,114        $  2,477
-------------------------------------------------------------------------------------

PORTFOLIO TURNOVER

The Retirement Master Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual class operating expenses or in the Example, affect LifePath Retirement Portfolio's performance. During the most recent fiscal year, the Retirement Master Portfolio's portfolio turnover rate was 6% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES OF LIFEPATH RETIREMENT PORTFOLIO
--------------------------------------------------------------------------------
LifePath Retirement Portfolio invests all of its assets in the Retirement Master Portfolio, a separate mutual fund with a substantially identical investment objective, which allocates and reallocates its assets among a combination of equity, bond and money market funds (the "Underlying Funds") in proportions based on its own comprehensive investment strategy.

LifePath Retirement Portfolio is designed for investors seeking current income and moderate long-term growth of capital. As of March 31, 2010, LifePath Retirement Portfolio held approximately 38% of its assets in Underlying Funds that invest primarily in equity securities, 62% of its assets in Underlying Funds that invest primarily in bonds and the remainder of its assets in Underlying Funds that invest primarily in money market instruments. Certain Underlying Funds may invest in real estate investment trusts ("REITs"), foreign securities, emerging markets, below investment-grade bonds and derivative securities or instruments, such as options and futures, the value of which is derived from another security, a commodity, a currency or an index. Because LifePath Retirement Portfolio is in its most conservative phase, its allocation generally does not become more conservative over time, although its allocation may change to maintain LifePath Retirement Portfolio's risk profile.

PRINCIPAL RISKS OF INVESTING IN LIFEPATH RETIREMENT PORTFOLIO
--------------------------------------------------------------------------------
Risk is inherent in all investing. The value of your investment in LifePath Retirement Portfolio, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in LifePath Retirement Portfolio or your investment may not perform as well as other similar investments. An investment in LifePath Retirement Portfolio is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The following is a summary description of certain risks of investing in LifePath Retirement Portfolio. LifePath Retirement Portfolio invests all of its assets in the Retirement Master Portfolio, which allocates its assets among a combination of Underlying Funds. Therefore, references to LifePath Retirement Portfolio in the description of risks below may include the Underlying Funds in which the Retirement Master Portfolio invests, as applicable.

.. ALLOCATION RISK - LifePath Retirement Portfolio's ability to achieve its investment goal depends upon BFA's skill in determining LifePath Retirement Portfolio's strategic asset class allocation and in selecting the best mix of Underlying Funds. There is a risk that BFA's evaluations and assumptions regarding asset classes or Underlying Funds may be incorrect in view of actual market conditions.

.. CONCENTRATION RISK - To the extent that an underlying index of an Underlying
  Fund is concentrated in the securities of companies, a particular market, industry, group of industries, sector or asset class, country, region or group of countries, that Underlying Fund may be adversely affected by the performance of those securities, may be subject to increased price volatility and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting that market, industry, group of industries, sector or asset class, country, region or group of countries.

.. DEBT SECURITIES RISK - Debt securities, such as bonds, involve credit risk.
  Credit risk is the risk that the borrower will not make timely payments of principal and interest. Changes in an issuer's credit rating or the market's perception of an issuer's creditworthiness may also affect the value of LifePath Retirement Portfolio's investment in that issuer. The degree of credit risk depends on the issuer's financial condition and on the terms of the securities. Debt securities are also subject to interest rate risk. Interest rate risk is the risk that the value of a debt security may fall when interest rates rise. In general, the market price of debt securities with longer maturities will go up or down more in response to changes in interest rates than the market price of shorter term securities.

.. DERIVATIVES RISK - LifePath Retirement Portfolio's use of derivatives may reduce LifePath Retirement Portfolio's returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of LifePath Retirement Portfolio's use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets.

.. EMERGING MARKETS RISK - Emerging markets are riskier than more developed markets because they tend to develop unevenly and may never fully develop. Investments in emerging markets may be considered speculative. Emerging markets are more likely to experience hyper-inflation and currency devaluations, which adversely affect returns to U.S. investors. In addition, many emerging securities markets have far lower trading volumes and less liquidity than developed markets.

.. EQUITY SECURITIES RISK - Stock markets are volatile. The price of equity securities fluctuates based on changes in a company's financial condition and overall market and economic conditions.

.. EXTENSION RISK - When interest rates rise, certain obligations will be paid off by the obligor more slowly than anticipated, causing the value of these securities to fall.

.. FOREIGN SECURITIES RISK - Foreign investments often involve special risks not present in U.S. investments that can increase the chances that LifePath Retirement Portfolio will lose money. These risks include:

    . LifePath Retirement Portfolio generally holds its foreign securities and cash in foreign banks and securities depositories, which may be recently organized or new to the foreign custody business and may be subject to only limited or no regulatory oversight.

    . Changes in foreign currency exchange rates can affect the value of LifePath Retirement Portfolio's portfolio.

    . The economies of certain foreign markets may not compare favorably with the economy of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources and balance of payments position.

    . The governments of certain countries may prohibit or impose substantial restrictions on foreign investments in their capital markets or in certain industries.

    . Many foreign governments do not supervise and regulate stock exchanges, brokers and the sale of securities to the same extent as does the United States and may not have laws to protect investors that are comparable to U.S. securities laws.

    . Settlement and clearance procedures in certain foreign markets may result in delays in payment for or delivery of securities not typically associated with settlement and clearance of U.S. investments.

.. INVESTMENTS IN MUTUAL FUNDS AND EXCHANGE TRADED FUNDS RISK - LifePath
  Retirement Portfolio will invest substantially all of its assets in Underlying Funds, so LifePath Retirement Portfolio's investment performance is directly related to the performance of the Underlying Funds. LifePath Retirement Portfolio may also directly invest in exchange traded funds ("ETFs"). LifePath Retirement Portfolio's net asset value will change with changes in the value of the mutual funds, ETFs and other securities in which it invests. An investment in LifePath Retirement Portfolio will entail more direct and indirect costs and expenses than a direct investment in the Underlying Funds and ETFs.

.. JUNK BONDS RISK - Although junk bonds generally pay higher rates of interest than investment grade bonds, junk bonds are high risk investments that may cause income and principal losses for LifePath Retirement Portfolio.

.. MARKET RISK AND SELECTION RISK - Market risk is the risk that one or more markets in which LifePath Retirement Portfolio invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Selection risk is the risk that the securities selected by fund management will underperform the markets, the relevant indexes or the securities selected by other funds with similar investment objectives and investment strategies. This means you may lose money.

.. MORTGAGE- AND ASSET-BACKED SECURITIES RISK - Mortgage- and asset-backed securities represent interests in "pools" of mortgages or other assets, including consumer loans or receivables held in trust. Mortgage- and asset-backed securities are subject to credit, interest rate, prepayment and extension risks. These securities also are subject to risk of default on the underlying mortgage or asset, particularly during periods of economic downturn. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-backed securities.

.. PASSIVE INVESTMENT RISK - Because BFA does not select individual companies in the underlying indexes for certain Underlying Funds, those Underlying Funds may hold stocks in companies that present risks that an adviser researching individual stocks might seek to avoid.

.. PREPAYMENT RISK - When interest rates fall, certain obligations will be paid off by the obligor more quickly than originally anticipated, and LifePath Retirement Portfolio may have to invest the proceeds in securities with lower yields.

.. REIT INVESTMENT RISK - Investments in REITs involve unique risks. REITs may have limited financial resources, may trade less frequently and in limited volume and may be more volatile than other securities.

.. SECURITIES LENDING RISK - Securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, LifePath Retirement Portfolio may lose money and there may be a delay in recovering the loaned securities. LifePath Retirement Portfolio could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral. These events could trigger adverse tax consequences for LifePath Retirement Portfolio.

.. U.S. GOVERNMENT OBLIGATIONS RISK - Certain securities in which LifePath
  Retirement Portfolio may invest, including securities issued by certain U.S. government agencies and U.S. government sponsored enterprises, are not guaranteed by the U.S. government or supported by the full faith and credit of the United States.

PERFORMANCE INFORMATION
--------------------------------------------------------------------------------
The bar chart and table in this section provide some indication of the risks of investing in LifePath Retirement Portfolio. The bar chart shows the returns for Institutional Shares of LifePath Retirement Portfolio for each of the last ten calendar years. The average annual total return table compares the performance of LifePath Retirement Portfolio to that of the LifePath Retirement Portfolio Custom Benchmark. The LifePath Retirement Portfolio Custom Benchmark, a customized weighted index comprised of the different indexes set forth in the table below, is representative of the asset classes in which LifePath Retirement Portfolio invests according to their weightings as of the most recent quarter-end. Prior to May 3, 2010, Investor A Shares were designated Class R Shares and were subject to a different sales charge and distribution and service fee schedule. The performance information of Investor A Shares in the average annual total return table for the periods prior to April 30, 2001 (the date Investor A (formerly Class R) Shares commenced operations) shows the performance of Institutional Shares adjusted to reflect the fees of Investor A Shares. The average annual total return table does not reflect the Investor A sales charge. If such charge were reflected, the returns shown for Investor A Shares would be lower. The average annual total return table does not show the annual returns for the Investor C and Class R Shares since Investor C and Class R Shares had not commenced operations as of December 31, 2009. Annual returns for Investor C and Class R Shares would differ from the annual returns for Institutional Shares because Investor C and Class R Shares are expected to have higher fees and expenses than Institutional Shares. For all periods prior to March 15, 2004, the returns for LifePath Retirement Portfolio reflect the direct investment by the Retirement Master Portfolio in a portfolio of securities and also reflect investment in accordance with a model that included "tactical," or short-term, shifts in allocation between stocks and bonds. How LifePath Retirement Portfolio performed in the past (before and after taxes) is not necessarily an indication of how it will perform in the future. If BFA and its affiliates had not waived or reimbursed certain LifePath Retirement Portfolio expenses during these periods, LifePath Retirement Portfolio's returns would have been lower.

LIFEPATH RETIREMENT PORTFOLIO - INSTITUTIONAL SHARES

                 ANNUAL TOTAL RETURNS (YEARS ENDED DECEMBER 31)

[GRAPHIC APPEARS HERE]

2000     4.73%
2001     3.60%
2002    -2.70%
2003    11.95%
2004     6.35%
2005     4.32%
2006     8.80%
2007     4.50%
2008   -15.04%
2009    18.25%

During the periods shown in the bar chart, the highest return for a quarter was 9.85% (quarter ended September 30, 2009) and the lowest return for a quarter was -7.80% (quarter ended December 31, 2008). The year-to-date return as of March 31, 2010 was 2.79%.

AS OF 12/31/09
AVERAGE ANNUAL TOTAL RETURNS                                                                1 YEAR       5 YEARS     10 YEARS
-----------------------------------------------------------------------------------------------------------------------------
 LifePath Retirement Portfolio - Institutional
  Return Before Taxes                                                                         18.25%        3.57%       4.12%
  Return After Taxes on Distributions                                                         17.09%        2.38%       2.79%
  Return After Taxes on Distributions and Sale of Fund Shares                                 11.89%        2.49%       2.84%
-----------------------------------------------------------------------------------------------------------------------------
 LifePath Retirement Portfolio - Investor A
  Return Before Taxes                                                                         17.96%        3.30%       3.79%
-----------------------------------------------------------------------------------------------------------------------------
 LifePath Retirement Portfolio Custom Benchmark (Reflects no deductions for fees,
 expenses or taxes)                                                                           16.75%        4.06%       5.09%
-----------------------------------------------------------------------------------------------------------------------------
 S&P 1500 Index (Reflects no deductions for fees, expenses or taxes)                          27.25%        0.69%      (0.20)%
-----------------------------------------------------------------------------------------------------------------------------
 Barclays Capital U.S. Aggregate Bond Index (Reflects no deductions for fees,
 expenses or taxes)                                                                            5.93%        4.97%       6.33%
-----------------------------------------------------------------------------------------------------------------------------
 MSCI All Country World Index ex US IMI Index (Reflects no deductions for fees,
 expenses or taxes)                                                                           43.60%        6.04%       2.69%
-----------------------------------------------------------------------------------------------------------------------------
 Citigroup 3-Month Treasury Bill Index (Reflects no deductions for fees, expenses or
 taxes)                                                                                        0.16%        2.88%       2.84%
-----------------------------------------------------------------------------------------------------------------------------
 Barclays Capital U.S. Treasury Inflation Protected Securities (TIPS) Index (Series-L)
 (Reflects no deductions for fees, expenses or taxes)                                         11.41%        4.63%       7.69%
-----------------------------------------------------------------------------------------------------------------------------
 FTSE EPRA/NAREIT Global Real Estate Index (Reflects no deductions for fees,
 expenses or taxes)                                                                           38.25%        2.00%       9.21%
-----------------------------------------------------------------------------------------------------------------------------

After-tax returns in the table above are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Institutional Shares only, and the after-tax returns for Investor A, Investor C and Class R Shares will vary.

INVESTMENT ADVISER
--------------------------------------------------------------------------------
The Retirement Master Portfolio's investment manager is BFA.

PORTFOLIO MANAGERS
--------------------------------------------------------------------------------

                      PORTFOLIO
                      MANAGER OF
                         THE
                      RETIREMENT
                        MASTER
                      PORTFOLIO
NAME                    SINCE        TITLE
-------------------------------------------------------------
 Dagmar Nikles          2005         Director of BTC
-------------------------------------------------------------
 Leslie Gambon          2007         Director of BTC
-------------------------------------------------------------
 Alan Mason             2009         Managing Director of BTC
-------------------------------------------------------------
 Amy Whitelaw           2010         Director of BTC
-------------------------------------------------------------

                                   *   *   *

For important information about the purchase and sale of LifePath Portfolio shares, tax information, and financial intermediary compensation, please turn to "Important Additional Information" on page 59 of the Prospectus.

LifePath 2020 Portfolio Overview
--------------------------------------------------------------------------------
KEY FACTS ABOUT LIFEPATH 2020 PORTFOLIO

INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------
LifePath 2020 Portfolio, a series of BlackRock Funds III (the "Trust"), is managed for investors planning to retire (or begin to withdraw substantial portions of their investment) approximately in the year 2020. LifePath 2020 Portfolio's investment objective may be changed by the Trust's Board of Trustees without shareholder approval.

FEES AND EXPENSES OF LIFEPATH 2020 PORTFOLIO
--------------------------------------------------------------------------------

The table below describes the fees and expenses that you may pay if you buy and hold shares of LifePath 2020 Portfolio. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $25,000 in certain funds in the fund complex advised by BlackRock Fund Advisors ("BFA") and its affiliates. More information about these and other discounts is available from your financial professional and in the "Details about the Share Classes" section of the prospectus ("Prospectus") and in the "Purchase of Shares" section of the Statement of Additional Information ("SAI").

SHAREHOLDER FEES                                             INVESTOR A          INVESTOR C        INSTITUTIONAL       CLASS R
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)                      SHARES              SHARES              SHARES          SHARES
------------------------------------------------------------------------------------------------------------------------------
 Maximum Sales Charge (Load) Imposed on Purchases                 5.25%             None                 None             None
 (as percentage of offering price)
------------------------------------------------------------------------------------------------------------------------------
 Maximum Deferred Sales Charge (Load) (as                       None/1/            1.00%/2/              None             None
 percentage of offering price or redemption proceeds,
 whichever is lower)
------------------------------------------------------------------------------------------------------------------------------

ANNUAL CLASS OPERATING EXPENSES
(EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF          INVESTOR A          INVESTOR C        INSTITUTIONAL     CLASS R
THE VALUE OF YOUR INVESTMENT)                                  SHARES              SHARES              SHARES         SHARES
------------------------------------------------------------------------------------------------------------------------------
 Management Fee/3/                                             0.35%               0.35%              0.35%           0.35%
------------------------------------------------------------------------------------------------------------------------------
 Distribution and/or Service (12b-1) Fees                      0.25%               1.00%              None            0.50%
------------------------------------------------------------------------------------------------------------------------------
 Other Expenses                                                0.51%               0.51%              0.51%           0.51%
  Administration Fees                                     0.50%               0.50%              0.50%           0.50%
  Independent Expenses/4 5/                               0.01%               0.01%              0.01%           0.01%
------------------------------------------------------------------------------------------------------------------------------
 Acquired Fund Fees and Expenses (Underlying                   0.33%               0.33%              0.33%           0.33%
 Funds)/6/
------------------------------------------------------------------------------------------------------------------------------
 Total Annual Class Operating Expenses/7/                      1.44%               2.19%              1.19%           1.69%
------------------------------------------------------------------------------------------------------------------------------
 Fee Waivers and/or Expense Reimbursements/3 5/               (0.34)%             (0.34)%            (0.34)%         (0.34)%
------------------------------------------------------------------------------------------------------------------------------
 Total Annual Class Operating Expenses After Fee               1.10%               1.85%              0.85%           1.35%
 Waivers and/or Expense Reimbursements/3 5 7/
------------------------------------------------------------------------------------------------------------------------------

-------
/1/ A contingent deferred sales charge ("CDSC") of 1.00% is assessed on certain redemptions of Investor A Shares made within 18 months after purchase where no initial sales charge was paid at the time of purchase as part of an investment of $1,000,000 or more.

/2/   There is no CDSC on Investor C Shares after one year.

/3/ BFA, the investment adviser to LifePath 2020 Master Portfolio (the "2020 Master Portfolio"), a series of Master Investment Portfolio ("MIP"), has contractually agreed to waive its management fee at the 2020 Master Portfolio level in an amount equal to the management fees and administration fees, if any, received by BFA or BlackRock Institutional Trust Company, N.A. ("BTC"), from each investment company in which the 2020 Master Portfolio invests through the close of business on April 30, 2012 (the "contractual waiver"). The contractual waiver may not be terminated prior to April 30, 2012 without the consent of the Board of Trustees of MIP.

/4/   Independent Expenses have been restated to reflect current fees.

/5/ "Independent Expenses" consist of LifePath 2020 Portfolio's allocable portion of the fees and expenses of the independent trustees of the Trust and MIP, counsel to such independent trustees and the independent registered public accounting firm that provides audit services to LifePath 2020 Portfolio and the 2020 Master Portfolio. BTC and BFA have contractually agreed to reimburse, or provide offsetting credits to, LifePath 2020 Portfolio and the 2020 Master Portfolio, as applicable, for Independent Expenses through the close of business on April 30, 2012. After giving effect to such contractual arrangements, Independent Expenses will be 0.00%. Such contractual arrangements may not be terminated prior to April 30, 2012 without the consent of the Board of Trustees of the Trust or MIP, as applicable.

/6/ "Acquired Fund Fees and Expenses (Underlying Funds)" reflect LifePath 2020 Portfolio's PRO RATA share of the fees and expenses incurred by investing in certain other funds, including the underlying funds.

/7/ Total Annual Class Operating Expenses in the table above and the following example reflect the expenses of shares of LifePath 2020 Portfolio and the 2020 Master Portfolio and also reflect a weighted average of the total operating expense ratios of the underlying funds in which the 2020 Master Portfolio invests.

EXAMPLE

This Example is intended to help you compare the cost of investing in shares of LifePath 2020 Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in shares of LifePath 2020 Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that LifePath 2020 Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                              1 YEAR       3 YEARS        5 YEARS         10 YEARS
----------------------------------------------------------------------------------
  Investor A Shares           $  631       $  892        $  1,208        $  2,102
----------------------------------------------------------------------------------
  Investor C Shares           $  288       $  618        $  1,111        $  2,469
----------------------------------------------------------------------------------
  Institutional Shares        $   87       $  309        $    587        $  1,381
----------------------------------------------------------------------------------
  Class R Shares              $  137       $  465        $    852        $  1,939
----------------------------------------------------------------------------------

You would pay the following expenses if you did not redeem your shares:

                              1 YEAR       3 YEARS        5 YEARS         10 YEARS
----------------------------------------------------------------------------------
  Investor C Shares           $  188       $  618        $  1,111        $  2,469
----------------------------------------------------------------------------------

PORTFOLIO TURNOVER

The 2020 Master Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual class operating expenses or in the Example, affect LifePath 2020 Portfolio's performance. During the most recent fiscal year, the 2020 Master Portfolio's portfolio turnover rate was 6% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES OF LIFEPATH 2020 PORTFOLIO
--------------------------------------------------------------------------------
LifePath 2020 Portfolio invests all of its assets in the 2020 Master Portfolio, a separate mutual fund with a substantially identical investment objective, which allocates and reallocates its assets among a combination of equity, bond and money market funds (the "Underlying Funds") in proportions based on its own comprehensive investment strategy.

LifePath 2020 Portfolio is designed for investors expecting to retire or to begin withdrawing assets around the year 2020. As of March 31, 2010, LifePath 2020 Portfolio held approximately 59% of its assets in Underlying Funds that invest primarily in equity securities, 41% of its assets in Underlying Funds that invest primarily in bonds and the remainder of its assets in Underlying Funds that invest primarily in money market instruments. Certain Underlying Funds may invest in real estate investment trusts ("REITs"), foreign securities, emerging markets, below investment-grade bonds and derivative securities or instruments, such as options and futures, the value of which is derived from another security, a commodity, a currency or an index.

Under normal circumstances, the asset allocation will change over time according to a predetermined "glide path" as LifePath 2020 Portfolio approaches its target date. The glide path below represents the shifting of asset classes over time. As the glide path shows, LifePath 2020 Portfolio's asset mix becomes more conservative - both prior to and after retirement - as time elapses. This reflects the need for reduced investment risks as retirement approaches and the need for lower volatility of LifePath 2020 Portfolio, which may be a primary source of income after retirement.

The following chart illustrates the glide path - the target allocation among asset classes as the LifePath Portfolios approach their target dates:

[GRAPHIC APPEARS HERE]

The asset allocation targets are established by the portfolio managers working with oversight from a committee of BFA investment professionals. The investment team, including the portfolio managers and this investment committee, meets regularly to assess market conditions, review the asset allocation targets of LifePath 2020 Portfolio, and determine whether any changes are required to enable LifePath 2020 Portfolio to achieve its investment objective.

Although the asset allocation targets listed for the glide path are general, long-term targets, BFA may periodically adjust the proportion of equity funds and fixed-income funds in LifePath 2020 Portfolio, based on an assessment of the current market conditions and the potential contribution of each asset class to the expected risk and return characteristics of LifePath 2020 Portfolio. In general, the adjustments will be limited to +/- 10% relative to the target allocations. BFA may determine, in light of market conditions or other factors, that a greater variation is warranted to protect LifePath 2020 Portfolio or achieve its investment objective.

BFA's second step in the structuring of LifePath 2020 Portfolio is the selection of the Underlying Funds. Factors such as fund classifications, historical risk and performance, and the relationship to other Underlying Funds in LifePath 2020 Portfolio are considered when selecting Underlying Funds. The specific Underlying Funds selected for LifePath 2020 Portfolio are determined at BFA's discretion and may change as deemed appropriate to allow LifePath 2020 Portfolio to meet its investment objective. See the "Details About the LifePath Portfolios
- A Further Discussion of Principal Investment Strategies" section of the Prospectus for a complete list of the Underlying Funds, their classification into equity or fixed-income funds and a brief description of their investment objectives and primary investment strategies.

Within the prescribed percentage allocations to equity and fixed-income funds, BFA seeks to diversify LifePath 2020 Portfolio. The equity allocation may be further diversified by style (including both value and growth funds), market capitalization (including both large cap and small cap funds), globally (including domestic and international (including emerging market) funds), or other factors. The fixed-income allocation may be further diversified by sector (including government, corporate, agency, and other sectors), duration (a calculation of the average life of a bond which measures its price risk), credit quality (including non-investment grade debt or junk bonds), geographic location (including U.S. and foreign-issued securities), or other factors. The percentage allocation to the various styles of equity and fixed-income are determined at the discretion of the investment team and can be changed to reflect the current market environment.

PRINCIPAL RISKS OF INVESTING IN LIFEPATH 2020 PORTFOLIO
--------------------------------------------------------------------------------
Risk is inherent in all investing. The value of your investment in LifePath 2020 Portfolio, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in LifePath 2020 Portfolio or your investment may not perform as well as other similar investments. An investment in LifePath 2020 Portfolio is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The following is a summary description of certain risks of investing in LifePath 2020 Portfolio. LifePath 2020 Portfolio invests all of its assets in the 2020 Master Portfolio, which allocates its assets among a combination of Underlying Funds. Therefore, references to LifePath 2020 Portfolio in the description of risks below may include the Underlying Funds in which the 2020 Master Portfolio invests, as applicable.

.. ALLOCATION RISK - LifePath 2020 Portfolio's ability to achieve its investment goal depends upon BFA's skill in determining LifePath 2020 Portfolio's strategic asset class allocation and in selecting the best mix of Underlying Funds. There is a risk that BFA's evaluations and assumptions regarding asset classes or Underlying Funds may be incorrect in view of actual market conditions.

.. CONCENTRATION RISK - To the extent that an underlying index of an Underlying
  Fund is concentrated in the securities of companies, a particular market, industry, group of industries, sector or asset class, country, region or group of countries, that Underlying Fund may be adversely affected by the performance of those securities, may be subject to increased price volatility and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting that market, industry, group of industries, sector or asset class, country, region or group of countries.

.. DEBT SECURITIES RISK - Debt securities, such as bonds, involve credit risk.
  Credit risk is the risk that the borrower will not make timely payments of principal and interest. Changes in an issuer's credit rating or the market's perception of an issuer's creditworthiness may also affect the value of LifePath 2020 Portfolio's investment in that issuer. The degree of credit risk depends on the issuer's financial condition and on the terms of the securities. Debt securities are also subject to interest rate risk. Interest rate risk is the risk that the value of a debt security may fall when interest rates rise. In general, the market price of debt securities with longer maturities will go up or down more in response to changes in interest rates than the market price of shorter term securities.

.. DERIVATIVES RISK - LifePath 2020 Portfolio's use of derivatives may reduce
  LifePath 2020 Portfolio's returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of LifePath 2020 Portfolio's use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets.

.. EMERGING MARKETS RISK - Emerging markets are riskier than more developed markets because they tend to develop unevenly and may never fully develop. Investments in emerging markets may be considered speculative. Emerging markets are more likely to experience hyper-inflation and currency devaluations, which adversely affect returns to U.S. investors. In addition, many emerging securities markets have far lower trading volumes and less liquidity than developed markets.

.. EQUITY SECURITIES RISK - Stock markets are volatile. The price of equity securities fluctuates based on changes in a company's financial condition and overall market and economic conditions.

.. EXTENSION RISK - When interest rates rise, certain obligations will be paid off by the obligor more slowly than anticipated, causing the value of these securities to fall.

.. FOREIGN SECURITIES RISK - Foreign investments often involve special risks not present in U.S. investments that can increase the chances that LifePath 2020 Portfolio will lose money. These risks include:

    . LifePath 2020 Portfolio generally holds its foreign securities and cash in foreign banks and securities depositories, which may be recently organized or new to the foreign custody business and may be subject to only limited or no regulatory oversight.

    . Changes in foreign currency exchange rates can affect the value of LifePath 2020 Portfolio's portfolio.

    . The economies of certain foreign markets may not compare favorably with the economy of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources and balance of payments position.

    . The governments of certain countries may prohibit or impose substantial restrictions on foreign investments in their capital markets or in certain industries.

    . Many foreign governments do not supervise and regulate stock exchanges, brokers and the sale of securities to the same extent as does the United States and may not have laws to protect investors that are comparable to U.S. securities laws.

    . Settlement and clearance procedures in certain foreign markets may result in delays in payment for or delivery of securities not typically associated with settlement and clearance of U.S. investments.

.. INVESTMENTS IN MUTUAL FUNDS AND EXCHANGE TRADED FUNDS RISK - LifePath 2020
  Portfolio will invest substantially all of its assets in Underlying Funds, so LifePath 2020 Portfolio's investment performance is directly related to the performance of the Underlying Funds. LifePath 2020 Portfolio may also directly invest in exchange traded funds ("ETFs"). LifePath 2020 Portfolio's net asset value will change with changes in the value of the mutual funds, ETFs and other securities in which it invests. An investment in LifePath 2020 Portfolio will entail more direct and indirect costs and expenses than a direct investment in the Underlying Funds and ETFs.

.. JUNK BONDS RISK - Although junk bonds generally pay higher rates of interest than investment grade bonds, junk bonds are high risk investments that may cause income and principal losses for LifePath 2020 Portfolio.

.. MARKET RISK AND SELECTION RISK - Market risk is the risk that one or more markets in which LifePath 2020 Portfolio invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Selection risk is the risk that the securities selected by fund management will underperform the markets, the relevant indexes or the securities selected by other funds with similar investment objectives and investment strategies. This means you may lose money.

.. MORTGAGE- AND ASSET-BACKED SECURITIES RISK - Mortgage- and asset-backed securities represent interests in "pools" of mortgages or other assets, including consumer loans or receivables held in trust. Mortgage- and asset-backed securities are subject to credit, interest rate, prepayment and extension risks. These securities also are subject to risk of default on the underlying mortgage or asset, particularly during periods of economic downturn. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-backed securities.

.. PASSIVE INVESTMENT RISK - Because BFA does not select individual companies in the underlying indexes for certain Underlying Funds, those Underlying Funds may hold stocks in companies that present risks that an adviser researching individual stocks might seek to avoid.

.. PREPAYMENT RISK - When interest rates fall, certain obligations will be paid off by the obligor more quickly than originally anticipated, and LifePath 2020 Portfolio may have to invest the proceeds in securities with lower yields.

.. REIT INVESTMENT RISK - Investments in REITs involve unique risks. REITs may have limited financial resources, may trade less frequently and in limited volume and may be more volatile than other securities.

.. SECURITIES LENDING RISK - Securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, LifePath 2020 Portfolio may lose money and there may be a delay in recovering the loaned securities. LifePath 2020 Portfolio could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral. These events could trigger adverse tax consequences for LifePath 2020 Portfolio.

.. U.S. GOVERNMENT OBLIGATIONS RISK - Certain securities in which LifePath 2020
  Portfolio may invest, including securities issued by certain U.S. government agencies and U.S. government sponsored enterprises, are not guaranteed by the U.S. government or supported by the full faith and credit of the United States.

PERFORMANCE INFORMATION
--------------------------------------------------------------------------------
The bar chart and table in this section provide some indication of the risks of investing in LifePath 2020 Portfolio. The bar chart shows the returns for Institutional Shares of LifePath 2020 Portfolio for each of the last ten calendar years. The average annual total return table compares the performance of LifePath 2020 Portfolio to that of the LifePath 2020 Portfolio Custom Benchmark. The LifePath 2020 Portfolio Custom Benchmark, a customized weighted index comprised of the different indexes set forth in the table below, is representative of the asset classes in which LifePath 2020 Portfolio invests according to their weightings as of the most recent quarter-end. Prior to May 3, 2010, Investor A Shares were designated Class R Shares and were subject to a different sales charge and distribution and service fee schedule. The performance information of Investor A Shares in the average annual total return table for the periods prior to April 30, 2001 (the date Investor A (formerly Class R) Shares commenced operations) shows performance of the Institutional Shares adjusted to reflect the fees of Investor A Shares. The average annual total return table does not reflect the Investor A sales charge. If such charge were reflected, the returns shown for Investor A Shares would be lower. The average annual total return table does not show the annual returns for Investor C and Class R Shares since Investor C and Class R Shares had not commenced operations as of December 31, 2009. Annual returns for Investor C and Class R Shares would differ from the annual returns for Institutional Shares because

Investor C and Class R Shares are expected to have higher fees and expenses than Institutional Shares. For all periods prior to March 15, 2004, the returns for LifePath 2020 Portfolio reflect the direct investment by the 2020 Master Portfolio in a portfolio of securities and also reflect investment in accordance with a model that included "tactical," or short-term, shifts in allocation between stocks and bonds. How LifePath 2020 Portfolio performed in the past (before and after taxes) is not necessarily an indication of how it will perform in the future. If BFA and its affiliates had not waived or reimbursed certain LifePath 2020 Portfolio expenses during these periods, LifePath 2020 Portfolio's returns would have been lower.

LIFEPATH 2020 PORTFOLIO - INSTITUTIONAL SHARES

                    ANNUAL RETURNS (YEARS ENDED DECEMBER 31)

[GRAPHIC APPEARS HERE]

2000     -3.74%
2001     -6.42%
2002    -12.59%
2003     20.61%
2004      9.27%
2005      6.54%
2006     13.01%
2007      3.34%
2008    -25.42%
2009     22.71%

During the periods shown in the bar chart, the highest return for a quarter was 13.89% (quarter ended June 30, 2009) and the lowest return for a quarter was -14.21% (quarter ended December 31, 2008). The year-to-date return as of March 31, 2010 was 3.30%.

AS OF 12/31/09
AVERAGE ANNUAL TOTAL RETURNS                                                                1 YEAR       5 YEARS     10 YEARS
-----------------------------------------------------------------------------------------------------------------------------
 LifePath 2020 Portfolio - Institutional
  Return Before Taxes                                                                         22.71%        2.63%       1.68%
  Return After Taxes on Distributions                                                         21.50%        1.81%       0.89%
  Return After Taxes on Distributions and Sale of Fund Shares                                 14.84%        1.94%       1.08%
-----------------------------------------------------------------------------------------------------------------------------
 LifePath 2020 Portfolio - Investor A
  Return Before Taxes                                                                         22.42%        2.39%       1.33%
-----------------------------------------------------------------------------------------------------------------------------
 LifePath 2020 Portfolio Custom Benchmark
 (Reflects no deductions for fees, expenses or taxes)                                         22.84%        3.27%       2.78%
-----------------------------------------------------------------------------------------------------------------------------
 S&P 1500 Index (Reflects no deductions for fees, expenses or taxes)                          27.25%        0.69%      (0.20)%
-----------------------------------------------------------------------------------------------------------------------------
 Barclays Capital U.S. Aggregate Bond Index (Reflects no deductions for fees,
 expenses or taxes)                                                                            5.93%        4.97%       6.33%
-----------------------------------------------------------------------------------------------------------------------------
 MSCI All Country World Index ex US IMI Index (Reflects no deductions for fees,
 expenses or taxes)                                                                           43.60%        6.04%       2.69%
-----------------------------------------------------------------------------------------------------------------------------
 Citigroup 3-Month Treasury Bill Index (Reflects no deductions for fees, expenses or
 taxes)                                                                                        0.16%        2.88%       2.84%
-----------------------------------------------------------------------------------------------------------------------------
 Barclays Capital U.S. Treasury Inflation Protected Securities (TIPS) Index (Series-L)
 (Reflects no deductions for fees, expenses or taxes)                                         11.41%        4.63%       7.69%
-----------------------------------------------------------------------------------------------------------------------------
 FTSE EPRA/NAREIT Global Real Estate Index
 (Reflects no deductions for fees, expenses or taxes)                                         38.25%        2.00%       9.21%
-----------------------------------------------------------------------------------------------------------------------------

After-tax returns in the table above are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Institutional Shares only, and the after-tax returns for Investor A, Investor C and Class R Shares will vary.

INVESTMENT ADVISER
--------------------------------------------------------------------------------
The 2020 Master Portfolio's investment manager is BFA.

PORTFOLIO MANAGERS
--------------------------------------------------------------------------------

                      PORTFOLIO
                      MANAGER OF
                       THE 2020
                        MASTER
                      PORTFOLIO
NAME                    SINCE        TITLE
-------------------------------------------------------------
 Dagmar Nikles          2005         Director of BTC
-------------------------------------------------------------
 Leslie Gambon          2007         Director of BTC
-------------------------------------------------------------
 Alan Mason             2009         Managing Director of BTC
-------------------------------------------------------------
 Amy Whitelaw           2010         Director of BTC
-------------------------------------------------------------

                                   *   *   *

For important information about the purchase and sale of LifePath Portfolio shares, tax information, and financial intermediary compensation, please turn to "Important Additional Information" on page 59 of the Prospectus.

LifePath 2025 Portfolio Overview
--------------------------------------------------------------------------------
KEY FACTS ABOUT LIFEPATH 2025 PORTFOLIO

INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------
LifePath 2025 Portfolio, a series of BlackRock Funds III (the "Trust"), is managed for investors planning to retire (or begin to withdraw substantial portions of their investment) approximately in the year 2025. LifePath 2025 Portfolio's investment objective may be changed by the Trust's Board of Trustees without shareholder approval.

FEES AND EXPENSES OF LIFEPATH 2025 PORTFOLIO
--------------------------------------------------------------------------------
The table below describes the fees and expenses that you may pay if you buy and hold shares of LifePath 2025 Portfolio. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $25,000 in certain funds in the fund complex advised by BlackRock Fund Advisors ("BFA") and its affiliates. More information about these and other discounts is available from your financial professional and in the "Details about the Share Classes" section of the prospectus ("Prospectus") and in the "Purchase of Shares" section of the Statement of Additional Information ("SAI").

SHAREHOLDER FEES                                             INVESTOR A          INVESTOR C        INSTITUTIONAL       CLASS R
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)                      SHARES              SHARES              SHARES          SHARES
------------------------------------------------------------------------------------------------------------------------------
 Maximum Sales Charge (Load) Imposed on Purchases             5.25%                 None                None             None
 (as percentage of offering price)
------------------------------------------------------------------------------------------------------------------------------
 Maximum Deferred Sales Charge (Load) (as                   None/1/                1.00%/2/             None             None
 percentage of offering price or redemption proceeds,
 whichever is lower)
------------------------------------------------------------------------------------------------------------------------------

ANNUAL CLASS OPERATING EXPENSES
(EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF          INVESTOR A          INVESTOR C        INSTITUTIONAL       CLASS R
THE VALUE OF YOUR INVESTMENT)                                  SHARES              SHARES              SHARES           SHARES
------------------------------------------------------------------------------------------------------------------------------
 Management Fee/3/                                             0.35%               0.35%              0.35%             0.35%
------------------------------------------------------------------------------------------------------------------------------
 Distribution and/or Service (12b-1) Fees                      0.25%               1.00%              None              0.50%
------------------------------------------------------------------------------------------------------------------------------
 Other Expenses/4/                                             0.52%               0.52%              0.52%             0.52%
  Administration Fees                                     0.50%               0.50%              0.50%             0.50%
  Independent Expenses/5/                               0.02%               0.02%              0.02%             0.02%
------------------------------------------------------------------------------------------------------------------------------
 Acquired Fund Fees and Expenses (Underlying                   0.33%               0.33%              0.33%             0.33%
 Funds)/6/
------------------------------------------------------------------------------------------------------------------------------
 Total Annual Class Operating Expenses/7/                      1.45%               2.20%              1.20%             1.70%
------------------------------------------------------------------------------------------------------------------------------
 Fee Waivers and/or Expense Reimbursements/3 5/               (0.35)%             (0.35)%            (0.35)%           (0.35)%
------------------------------------------------------------------------------------------------------------------------------
 Total Annual Class Operating Expenses After Fee               1.10%               1.85%              0.85%             1.35%
 Waivers and/or Expense Reimbursements/3 5 7/
------------------------------------------------------------------------------------------------------------------------------

-------
/1/ A contingent deferred sales charge ("CDSC") of 1.00% is assessed on certain redemptions of Investor A Shares made within 18 months after purchase where no initial sales charge was paid at the time of purchase as part of an investment of $1,000,000 or more.

/2/   There is no CDSC on Investor C Shares after one year.

/3/ BFA, the investment adviser to LifePath 2025 Master Portfolio (the "2025 Master Portfolio"), a series of Master Investment Portfolio ("MIP"), has contractually agreed to waive its management fee at the 2025 Master Portfolio level in an amount equal to the management fees and administration fees, if any, received by BFA or BlackRock Institutional Trust Company, N.A. ("BTC"), from each investment company in which the 2025 Master Portfolio invests through the close of business on April 30, 2012 (the "contractual waiver"). The contractual waiver may not be terminated prior to April 30, 2012 without the consent of the Board of Trustees of MIP.

/4/   "Other Expenses" are based on estimated amounts for 2010.

/5/ "Independent Expenses" consist of LifePath 2025 Portfolio's allocable portion of the fees and expenses of the independent trustees of the Trust and MIP, counsel to such independent trustees and the independent registered public accounting firm that provides audit services to LifePath 2025 Portfolio and the 2025 Master Portfolio. BTC and BFA have contractually agreed to reimburse, or provide offsetting credits to, LifePath 2025 Portfolio and the 2025 Master Portfolio, as applicable, for Independent Expenses through the close of business on April 30, 2012.

 After giving effect to such contractual arrangements, Independent Expenses will be 0.00%. Such contractual arrangements may not be terminated prior to April 30, 2012 without the consent of the Board of Trustees of the Trust or MIP, as applicable.

/6/ "Acquired Fund Fees and Expenses (Underlying Funds)" reflect LifePath 2025 Portfolio's PRO RATA share of the fees and expenses incurred by investing in certain other funds, including the underlying funds. "Acquired Fund Fees and Expenses" are estimated for the LifePath 2025 Portfolio.

/7/ Total Annual Class Operating Expenses in the table above and the following example reflect the expenses of shares of LifePath 2025 Portfolio and the 2025 Master Portfolio and also reflect a weighted average of the total operating expense ratios of the underlying funds in which the 2025 Master Portfolio invests.

EXAMPLE

This Example is intended to help you compare the cost of investing in shares of LifePath 2025 Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in shares of LifePath 2025 Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that LifePath 2025 Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                      1 YEAR       3 YEARS
----------------------------------------------------------
  Investor A Shares                   $  631       $  898
----------------------------------------------------------
  Investor C Shares                   $  288       $  624
----------------------------------------------------------
  Institutional Shares                $   87       $  315
----------------------------------------------------------
  Class R Shares                      $  137       $  471
----------------------------------------------------------

You would pay the following expenses if you did not redeem your shares:

                                      1 YEAR       3 YEARS
----------------------------------------------------------
  Investor C Shares                   $  188       $  624
----------------------------------------------------------

PORTFOLIO TURNOVER

The 2025 Master Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual class operating expenses or in the Example, affect LifePath 2025 Portfolio's performance.

PRINCIPAL INVESTMENT STRATEGIES OF LIFEPATH 2025 PORTFOLIO
--------------------------------------------------------------------------------
LifePath 2025 Portfolio invests all of its assets in the 2025 Master Portfolio, a separate mutual fund with a substantially identical investment objective, which allocates and reallocates its assets among a combination of equity, bond and money market funds (the "Underlying Funds") in proportions based on its own comprehensive investment strategy.

LifePath 2025 Portfolio is designed for investors expecting to retire or to begin withdrawing assets around the year 2025. As of the date of this Prospectus, LifePath 2025 Portfolio is expected to invest approximately 67% of its assets in Underlying Funds that invest primarily in equity securities, 33% of its assets in Underlying Funds that invest primarily in bonds and the remainder of its assets in Underlying Funds that invest primarily in money market instruments. Certain Underlying Funds may invest in real estate investment trusts ("REITs"), foreign securities, emerging markets, below investment-grade bonds and derivative securities or instruments, such as options and futures, the value of which is derived from another security, a commodity, a currency or an index.

Under normal circumstances, the asset allocation will change over time according to a predetermined "glide path" as LifePath 2025 Portfolio approaches its target date. The glide path below represents the shifting of asset classes over time. As the glide path shows, LifePath 2025 Portfolio's asset mix becomes more conservative - both prior to and after retirement - as time elapses. This reflects the need for reduced investment risks as retirement approaches and the need for lower volatility of LifePath 2025 Portfolio, which may be a primary source of income after retirement.

The following chart illustrates the glide path - the target allocation among asset classes as the LifePath Portfolios approach their target dates:

[GRAPHIC APPEARS HERE]

The asset allocation targets are established by the portfolio managers working with oversight from a committee of BFA investment professionals. The investment team, including the portfolio managers and this investment committee, meets regularly to assess market conditions, review the asset allocation targets of LifePath 2025 Portfolio, and determine whether any changes are required to enable LifePath 2025 Portfolio to achieve its investment objective.

Although the asset allocation targets listed for the glide path are general, long-term targets, BFA may periodically adjust the proportion of equity funds and fixed-income funds in LifePath 2025 Portfolio, based on an assessment of the current market conditions and the potential contribution of each asset class to the expected risk and return characteristics of LifePath 2025 Portfolio. In general, the adjustments will be limited to +/- 10% relative to the target allocations. BFA may determine, in light of market conditions or other factors, that a greater variation is warranted to protect LifePath 2025 Portfolio or achieve its investment objective.

BFA's second step in the structuring of LifePath 2025 Portfolio is the selection of the Underlying Funds. Factors such as fund classifications, historical risk and performance, and the relationship to other Underlying Funds in LifePath 2025 Portfolio are considered when selecting Underlying Funds. The specific Underlying Funds selected for LifePath 2025 Portfolio are determined at BFA's discretion and may change as deemed appropriate to allow LifePath 2025 Portfolio to meet its investment objective. See the "Details About the LifePath Portfolios
- A Further Discussion of Principal Investment Strategies" section of the Prospectus for a complete list of the Underlying Funds, their classification into equity or fixed-income funds and a brief description of their investment objectives and primary investment strategies.

Within the prescribed percentage allocations to equity and fixed-income funds, BFA seeks to diversify LifePath 2025 Portfolio. The equity allocation may be further diversified by style (including both value and growth funds), market capitalization (including both large cap and small cap funds), globally (including domestic and international (including emerging market) funds), or other factors. The fixed-income allocation may be further diversified by sector (including government, corporate, agency, and other sectors), duration (a calculation of the average life of a bond which measures its price risk), credit quality (including non-investment grade debt or junk bonds), geographic location (including U.S. and foreign-issued securities), or other factors. The percentage allocation to the various styles of equity and fixed-income are determined at the discretion of the investment team and can be changed to reflect the current market environment.

PRINCIPAL RISKS OF INVESTING IN LIFEPATH 2025 PORTFOLIO
--------------------------------------------------------------------------------
Risk is inherent in all investing. The value of your investment in LifePath 2025 Portfolio, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in LifePath 2025 Portfolio or your investment may not perform as well as other similar investments. An investment in LifePath 2025 Portfolio is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The following is a summary description of certain risks of investing in LifePath 2025 Portfolio. LifePath 2025 Portfolio invests all of its assets in the 2025 Master Portfolio, which allocates its assets among a combination of Underlying Funds. Therefore, references to LifePath 2025 Portfolio in the description of risks below may include the Underlying Funds in which the 2025 Master Portfolio invests, as applicable.

.. ALLOCATION RISK - LifePath 2025 Portfolio's ability to achieve its investment goal depends upon BFA's skill in determining LifePath 2025 Portfolio's strategic asset class allocation and in selecting the best mix of Underlying Funds. There is a risk that BFA's evaluations and assumptions regarding asset classes or Underlying Funds may be incorrect in view of actual market conditions.

.. CONCENTRATION RISK - To the extent that an underlying index of an Underlying
  Fund is concentrated in the securities of companies, a particular market, industry, group of industries, sector or asset class, country, region or group of countries, that Underlying Fund may be adversely affected by the performance of those securities, may be subject to increased price volatility and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting that market, industry, group of industries, sector or asset class, country, region or group of countries.

.. DEBT SECURITIES RISK - Debt securities, such as bonds, involve credit risk.
  Credit risk is the risk that the borrower will not make timely payments of principal and interest. Changes in an issuer's credit rating or the market's perception of an issuer's creditworthiness may also affect the value of LifePath 2025 Portfolio's investment in that issuer. The degree of credit risk depends on the issuer's financial condition and on the terms of the securities. Debt securities are also subject to interest rate risk. Interest rate risk is the risk that the value of a debt security may fall when interest rates rise. In general, the market price of debt securities with longer maturities will go up or down more in response to changes in interest rates than the market price of shorter term securities.

.. DERIVATIVES RISK - LifePath 2025 Portfolio's use of derivatives may reduce
  LifePath 2025 Portfolio's returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of LifePath 2025 Portfolio's use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets.

.. EMERGING MARKETS RISK - Emerging markets are riskier than more developed markets because they tend to develop unevenly and may never fully develop. Investments in emerging markets may be considered speculative. Emerging markets are more likely to experience hyper-inflation and currency devaluations, which adversely affect returns to U.S. investors. In addition, many emerging securities markets have far lower trading volumes and less liquidity than developed markets.

.. EQUITY SECURITIES RISK - Stock markets are volatile. The price of equity securities fluctuates based on changes in a company's financial condition and overall market and economic conditions.

.. EXTENSION RISK - When interest rates rise, certain obligations will be paid off by the obligor more slowly than anticipated, causing the value of these securities to fall.

.. FOREIGN SECURITIES RISK - Foreign investments often involve special risks not present in U.S. investments that can increase the chances that LifePath 2025 Portfolio will lose money. These risks include:

    . LifePath 2025 Portfolio generally holds its foreign securities and cash in foreign banks and securities depositories, which may be recently organized or new to the foreign custody business and may be subject to only limited or no regulatory oversight.

    . Changes in foreign currency exchange rates can affect the value of LifePath 2025 Portfolio's portfolio.

    . The economies of certain foreign markets may not compare favorably with the economy of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources and balance of payments position.

    . The governments of certain countries may prohibit or impose substantial restrictions on foreign investments in their capital markets or in certain industries.

    . Many foreign governments do not supervise and regulate stock exchanges, brokers and the sale of securities to the same extent as does the United States and may not have laws to protect investors that are comparable to U.S. securities laws.

    . Settlement and clearance procedures in certain foreign markets may result in delays in payment for or delivery of securities not typically associated with settlement and clearance of U.S. investments.

.. INVESTMENTS IN MUTUAL FUNDS AND EXCHANGE TRADED FUNDS RISK - LifePath 2025
  Portfolio will invest substantially all of its assets in Underlying Funds, so LifePath 2025 Portfolio's investment performance is directly related to the performance of the Underlying Funds. LifePath 2025 Portfolio may also directly invest in exchange traded funds ("ETFs"). LifePath 2025 Portfolio's net asset value will change with changes in the value of the mutual funds, ETFs and other securities in which it invests. An investment in LifePath 2025 Portfolio will entail more direct and indirect costs and expenses than a direct investment in the Underlying Funds and ETFs.

.. JUNK BONDS RISK - Although junk bonds generally pay higher rates of interest than investment grade bonds, junk bonds are high risk investments that may cause income and principal losses for LifePath 2025 Portfolio.

.. MARKET RISK AND SELECTION RISK - Market risk is the risk that one or more markets in which LifePath 2025 Portfolio invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Selection risk is the risk that the securities selected by fund management will underperform the markets, the relevant indexes or the securities selected by other funds with similar investment objectives and investment strategies. This means you may lose money.

.. MORTGAGE- AND ASSET-BACKED SECURITIES RISK - Mortgage- and asset-backed securities represent interests in "pools" of mortgages or other assets, including consumer loans or receivables held in trust. Mortgage- and asset-backed securities are subject to credit, interest rate, prepayment and extension risks. These securities also are subject to risk of default on the underlying mortgage or asset, particularly during periods of economic downturn. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-backed securities.

.. PASSIVE INVESTMENT RISK - Because BFA does not select individual companies in the underlying indexes for certain Underlying Funds, those Underlying Funds may hold stocks in companies that present risks that an adviser researching individual stocks might seek to avoid.

.. PREPAYMENT RISK - When interest rates fall, certain obligations will be paid off by the obligor more quickly than originally anticipated, and LifePath 2025 Portfolio may have to invest the proceeds in securities with lower yields.

.. REIT INVESTMENT RISK - Investments in REITs involve unique risks. REITs may have limited financial resources, may trade less frequently and in limited volume and may be more volatile than other securities.

.. SECURITIES LENDING RISK - Securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, LifePath 2025 Portfolio may lose money and there may be a delay in recovering the loaned securities. LifePath 2025 Portfolio could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral. These events could trigger adverse tax consequences for LifePath 2025 Portfolio.

.. U.S. GOVERNMENT OBLIGATIONS RISK - Certain securities in which LifePath 2025
  Portfolio may invest, including securities issued by certain U.S. government agencies and U.S. government sponsored enterprises, are not guaranteed by the U.S. government or supported by the full faith and credit of the United States.

PERFORMANCE INFORMATION
--------------------------------------------------------------------------------
LifePath 2025 Portfolio expects to commence operations as soon as practicable after the date of this Prospectus. Because LifePath 2025 Portfolio does not have a full year of operations, it does not disclose its performance history in this Prospectus.

INVESTMENT ADVISER
--------------------------------------------------------------------------------
The 2025 Master Portfolio's investment manager is BFA.

PORTFOLIO MANAGERS
--------------------------------------------------------------------------------

                      PORTFOLIO
                      MANAGER OF
                       THE 2025
                        MASTER
                      PORTFOLIO
NAME                    SINCE        TITLE
----------------------------------------------------------------
 Dagmar Nikles          2010         Director of BTC
----------------------------------------------------------------
 Leslie Gambon          2010         Director of BTC
----------------------------------------------------------------
 Alan Mason             2010         Managing Director of BTC
----------------------------------------------------------------
 Amy Whitelaw           2010         Director of BTC
----------------------------------------------------------------

                                   *   *   *

For important information about the purchase and sale of LifePath Portfolio shares, tax information, and financial intermediary compensation, please turn to "Important Additional Information" on page 59 of the Prospectus.

LifePath 2030 Portfolio Overview
--------------------------------------------------------------------------------
KEY FACTS ABOUT LIFEPATH 2030 PORTFOLIO

INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------
LifePath 2030 Portfolio, a series of BlackRock Funds III (the "Trust"), is managed for investors planning to retire (or begin to withdraw substantial portions of their investment) approximately in the year 2030. LifePath 2030 Portfolio's investment objective may be changed by the Trust's Board of Trustees without shareholder approval.

FEES AND EXPENSES OF LIFEPATH 2030 PORTFOLIO
--------------------------------------------------------------------------------
The table below describes the fees and expenses that you may pay if you buy and hold shares of LifePath 2030 Portfolio. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $25,000 in certain funds in the fund complex advised by BlackRock Fund Advisors ("BFA") and its affiliates. More information about these and other discounts is available from your financial professional and in the "Details about the Share Classes" section of the prospectus ("Prospectus") and in the "Purchase of Shares" section of the Statement of Additional Information ("SAI").

SHAREHOLDER FEES                                             INVESTOR A          INVESTOR C        INSTITUTIONAL       CLASS R
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)                      SHARES              SHARES              SHARES          SHARES
------------------------------------------------------------------------------------------------------------------------------
 Maximum Sales Charge (Load) Imposed on Purchases               5.25%                None              None             None
 (as percentage of offering price)
------------------------------------------------------------------------------------------------------------------------------
 Maximum Deferred Sales Charge (Load) (as                     None/1/                1.00%/2/          None             None
 percentage of offering price or redemption proceeds,
 whichever is lower)
------------------------------------------------------------------------------------------------------------------------------

ANNUAL CLASS OPERATING EXPENSES
(EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF         INVESTOR A           INVESTOR C        INSTITUTIONAL       CLASS R
THE VALUE OF YOUR INVESTMENT)                                 SHARES               SHARES              SHARES           SHARES
------------------------------------------------------------------------------------------------------------------------------
 Management Fee/3/                                            0.35%                0.35%              0.35%             0.35%
------------------------------------------------------------------------------------------------------------------------------
 Distribution and/or Service (12b-1) Fees                     0.25%                1.00%               None             0.50%
------------------------------------------------------------------------------------------------------------------------------
 Other Expenses                                               0.51%                0.51%              0.51%             0.51%
  Administration Fees                                    0.50%                0.50%              0.50%             0.50%
  Independent Expenses/4 5/                              0.01%                0.01%              0.01%             0.01%
------------------------------------------------------------------------------------------------------------------------------
 Acquired Fund Fees and Expenses (Underlying                  0.34%                0.34%              0.34%             0.34%
 Funds)/6/
------------------------------------------------------------------------------------------------------------------------------
 Total Annual Class Operating Expenses/7/                     1.45%                2.20%              1.20%             1.70%
------------------------------------------------------------------------------------------------------------------------------
 Fee Waivers and/or Expense Reimbursements/3 5/              (0.35)%              (0.35)%            (0.35)%           (0.35)%
------------------------------------------------------------------------------------------------------------------------------
 Total Annual Class Operating Expenses After Fee              1.10%                1.85%              0.85%             1.35%
 Waivers and/or Expense Reimbursements/3 5 7/
------------------------------------------------------------------------------------------------------------------------------

-------
/1/ A contingent deferred sales charge ("CDSC") of 1.00% is assessed on certain redemptions of Investor A Shares made within 18 months after purchase where no initial sales charge was paid at the time of purchase as part of an investment of $1,000,000 or more.

/2/   There is no CDSC on Investor C Shares after one year.

/3/ BFA, the investment adviser to LifePath 2030 Master Portfolio (the "2030 Master Portfolio"), a series of Master Investment Portfolio ("MIP"), has contractually agreed to waive its management fee at the 2030 Master Portfolio level in an amount equal to the management fees and administration fees, if any, received by BFA or BlackRock Institutional Trust Company, N.A. ("BTC"), from each investment company in which the 2030 Master Portfolio invests through the close of business on April 30, 2012 (the "contractual waiver"). The contractual waiver may not be terminated prior to April 30, 2012 without the consent of the Board of Trustees of MIP.

/4/   Independent Expenses have been restated to reflect current fees.

/5/ "Independent Expenses" consist of LifePath 2030 Portfolio's allocable portion of the fees and expenses of the independent trustees of the Trust and MIP, counsel to such independent trustees and the independent registered public accounting firm that provides audit services to LifePath 2030 Portfolio and the 2030 Master Portfolio. BTC and BFA have contractually agreed to reimburse, or provide offsetting credits to, LifePath 2030 Portfolio and the 2030 Master Portfolio, as applicable, for Independent Expenses through the close of business on April 30, 2012. After giving effect to such contractual arrangements, Independent Expenses will be 0.00%. Such contractual arrangements may not be terminated prior to April 30, 2012 without the consent of the Board of Trustees of the Trust or MIP, as applicable.

/6/ "Acquired Fund Fees and Expenses (Underlying Funds)" reflect LifePath 2030 Portfolio's PRO RATA share of the fees and expenses incurred by investing in certain other funds, including the underlying funds.

/7/ Total Annual Class Operating Expenses in the table above and the following example reflect the expenses of shares of LifePath 2030 Portfolio and the 2030 Master Portfolio and also reflect a weighted average of the total operating expense ratios of the underlying funds in which the 2030 Master Portfolio invests.

EXAMPLE

This Example is intended to help you compare the cost of investing in shares of LifePath 2030 Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in shares of LifePath 2030 Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that LifePath 2030 Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                              1 YEAR       3 YEARS        5 YEARS         10 YEARS
----------------------------------------------------------------------------------
  Investor A Shares           $  631       $  893        $  1,211        $  2,110
----------------------------------------------------------------------------------
  Investor C Shares           $  288       $  619        $  1,114        $  2,477
----------------------------------------------------------------------------------
  Institutional Shares        $   87       $  310        $    590        $  1,391
----------------------------------------------------------------------------------
  Class R Shares              $  137       $  466        $    855        $  1,948
----------------------------------------------------------------------------------

You would pay the following expenses if you did not redeem your shares:

                              1 YEAR       3 YEARS        5 YEARS         10 YEARS
----------------------------------------------------------------------------------
                              $  188       $  619        $  1,114        $  2,477
----------------------------------------------------------------------------------

PORTFOLIO TURNOVER

The 2030 Master Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual class operating expenses or in the Example, affect LifePath 2030 Portfolio's performance. During the most recent fiscal year, the 2030 Master Portfolio's portfolio turnover rate was 7% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES OF LIFEPATH 2030 PORTFOLIO
--------------------------------------------------------------------------------
LifePath 2030 Portfolio invests all of its assets in the 2030 Master Portfolio, a separate mutual fund with a substantially identical investment objective, which allocates and reallocates its assets among a combination of equity, bond and money market funds (the "Underlying Funds") in proportions based on its own comprehensive investment strategy.

LifePath 2030 Portfolio is designed for investors expecting to retire or to begin withdrawing assets around the year 2030. As of March 31, 2010, LifePath 2030 Portfolio held approximately 75% of its assets in Underlying Funds that invest primarily in equity securities, 25% of its assets in Underlying Funds that invest primarily in bonds and the remainder of its assets in Underlying Funds that invest primarily in money market instruments. Certain Underlying Funds may invest in real estate investment trusts ("REITs"), foreign securities, emerging markets, below investment-grade bonds and derivative securities or instruments, such as options and futures, the value of which is derived from another security, a commodity, a currency or an index.

Under normal circumstances, the asset allocation will change over time according to a predetermined "glide path" as LifePath 2030 Portfolio approaches its target date. The glide path below represents the shifting of asset classes over time. As the glide path shows, LifePath 2030 Portfolio's asset mix becomes more conservative - both prior to and after retirement - as time elapses. This reflects the need for reduced investment risks as retirement approaches and the need for lower volatility of LifePath 2030 Portfolio, which may be a primary source of income after retirement.

The following chart illustrates the glide path - the target allocation among asset classes as the LifePath Portfolios approach their target dates:

[GRAPHIC APPEARS HERE]

The asset allocation targets are established by the portfolio managers working with oversight from a committee of BFA investment professionals. The investment team, including the portfolio managers and this investment committee, meets regularly to assess market conditions, review the asset allocation targets of LifePath 2030 Portfolio, and determine whether any changes are required to enable LifePath 2030 Portfolio to achieve its investment objective.

Although the asset allocation targets listed for the glide path are general, long-term targets, BFA may periodically adjust the proportion of equity funds and fixed-income funds in LifePath 2030 Portfolio, based on an assessment of the current market conditions and the potential contribution of each asset class to the expected risk and return characteristics of LifePath 2030 Portfolio. In general, the adjustments will be limited to +/- 10% relative to the target allocations. BFA may determine, in light of market conditions or other factors, that a greater variation is warranted to protect LifePath 2030 Portfolio or achieve its investment objective.

BFA's second step in the structuring of LifePath 2030 Portfolio is the selection of the Underlying Funds. Factors such as fund classifications, historical risk and performance, and the relationship to other Underlying Funds in LifePath 2030 Portfolio are considered when selecting Underlying Funds. The specific Underlying Funds selected for LifePath 2030 Portfolio are determined at BFA's discretion and may change as deemed appropriate to allow LifePath 2030 Portfolio to meet its investment objective. See the "Details About the LifePath Portfolios
- A Further Discussion of Principal Investment Strategies" section of the Prospectus for a complete list of the Underlying Funds, their classification into equity or fixed-income funds and a brief description of their investment objectives and primary investment strategies.

Within the prescribed percentage allocations to equity and fixed-income funds, BFA seeks to diversify LifePath 2030 Portfolio. The equity allocation may be further diversified by style (including both value and growth funds), market capitalization (including both large cap and small cap funds), globally (including domestic and international (including emerging market) funds), or other factors. The fixed-income allocation may be further diversified by sector (including government, corporate, agency, and other sectors), duration (a calculation of the average life of a bond which measures its price risk), credit quality (including non-investment grade debt or junk bonds), geographic location (including U.S. and foreign-issued securities), or other factors. The percentage allocation to the various styles of equity and fixed-income are determined at the discretion of the investment team and can be changed to reflect the current market environment.

PRINCIPAL RISKS OF INVESTING IN LIFEPATH 2030 PORTFOLIO
--------------------------------------------------------------------------------
Risk is inherent in all investing. The value of your investment in LifePath 2030 Portfolio, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in LifePath 2030 Portfolio or your investment may not perform as well as other similar investments. An investment in LifePath 2030 Portfolio is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The following is a summary description of certain risks of investing in LifePath 2030 Portfolio. LifePath 2030 Portfolio invests all of its assets in the 2030 Master Portfolio, which allocates its assets among a combination of Underlying Funds. Therefore, references to LifePath 2030 Portfolio in the description of risks below may include the Underlying Funds in which the 2030 Master Portfolio invests, as applicable.

.. ALLOCATION RISK - LifePath 2030 Portfolio's ability to achieve its investment goal depends upon BFA's skill in determining LifePath 2030 Portfolio's strategic asset class allocation and in selecting the best mix of Underlying Funds. There is a risk that BFA's evaluations and assumptions regarding asset classes or Underlying Funds may be incorrect in view of actual market conditions.

.. CONCENTRATION RISK - To the extent that an underlying index of an Underlying
  Fund is concentrated in the securities of companies, a particular market, industry, group of industries, sector or asset class, country, region or group of countries, that Underlying Fund may be adversely affected by the performance of those securities, may be subject to increased price volatility and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting that market, industry, group of industries, sector or asset class, country, region or group of countries.

.. DEBT SECURITIES RISK - Debt securities, such as bonds, involve credit risk.
  Credit risk is the risk that the borrower will not make timely payments of principal and interest. Changes in an issuer's credit rating or the market's perception of an issuer's creditworthiness may also affect the value of LifePath 2030 Portfolio's investment in that issuer. The degree of credit risk depends on the issuer's financial condition and on the terms of the securities. Debt securities are also subject to interest rate risk. Interest rate risk is the risk that the value of a debt security may fall when interest rates rise. In general, the market price of debt securities with longer maturities will go up or down more in response to changes in interest rates than the market price of shorter term securities.

.. DERIVATIVES RISK - LifePath 2030 Portfolio's use of derivatives may reduce
  LifePath 2030 Portfolio's returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of LifePath 2030 Portfolio's use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets.

.. EMERGING MARKETS RISK - Emerging markets are riskier than more developed markets because they tend to develop unevenly and may never fully develop. Investments in emerging markets may be considered speculative. Emerging markets are more likely to experience hyper-inflation and currency devaluations, which adversely affect returns to U.S. investors. In addition, many emerging securities markets have far lower trading volumes and less liquidity than developed markets.

.. EQUITY SECURITIES RISK - Stock markets are volatile. The price of equity securities fluctuates based on changes in a company's financial condition and overall market and economic conditions.

.. EXTENSION RISK - When interest rates rise, certain obligations will be paid off by the obligor more slowly than anticipated, causing the value of these securities to fall.

.. FOREIGN SECURITIES RISK - Foreign investments often involve special risks not present in U.S. investments that can increase the chances that LifePath 2030 Portfolio will lose money. These risks include:

    . LifePath 2030 Portfolio generally holds its foreign securities and cash in foreign banks and securities depositories, which may be recently organized or new to the foreign custody business and may be subject to only limited or no regulatory oversight.

    . Changes in foreign currency exchange rates can affect the value of LifePath 2030 Portfolio's portfolio.

    . The economies of certain foreign markets may not compare favorably with the economy of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources and balance of payments position.

    . The governments of certain countries may prohibit or impose substantial restrictions on foreign investments in their capital markets or in certain industries.

    . Many foreign governments do not supervise and regulate stock exchanges, brokers and the sale of securities to the same extent as does the United States and may not have laws to protect investors that are comparable to U.S. securities laws.

    . Settlement and clearance procedures in certain foreign markets may result in delays in payment for or delivery of securities not typically associated with settlement and clearance of U.S. investments.

.. INVESTMENTS IN MUTUAL FUNDS AND EXCHANGE TRADED FUNDS RISK - LifePath 2030
  Portfolio will invest substantially all of its assets in Underlying Funds, so LifePath 2030 Portfolio's investment performance is directly related to the performance of the Underlying Funds. LifePath 2030 Portfolio may also directly invest in exchange traded funds ("ETFs"). LifePath 2030 Portfolio's net asset value will change with changes in the value of the mutual funds, ETFs and other securities in which it invests. An investment in LifePath 2030 Portfolio will entail more direct and indirect costs and expenses than a direct investment in the Underlying Funds and ETFs.

.. JUNK BONDS RISK - Although junk bonds generally pay higher rates of interest than investment grade bonds, junk bonds are high risk investments that may cause income and principal losses for LifePath 2030 Portfolio.

.. MARKET RISK AND SELECTION RISK - Market risk is the risk that one or more markets in which LifePath 2030 Portfolio invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Selection risk is the risk that the securities selected by fund management will underperform the markets, the relevant indexes or the securities selected by other funds with similar investment objectives and investment strategies. This means you may lose money.

.. MORTGAGE- AND ASSET-BACKED SECURITIES RISK - Mortgage- and asset-backed securities represent interests in "pools" of mortgages or other assets, including consumer loans or receivables held in trust. Mortgage- and asset-backed securities are subject to credit, interest rate, prepayment and extension risks. These securities also are subject to risk of default on the underlying mortgage or asset, particularly during periods of economic downturn. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-backed securities.

.. PASSIVE INVESTMENT RISK - Because BFA does not select individual companies in the underlying indexes for certain Underlying Funds, those Underlying Funds may hold stocks in companies that present risks that an adviser researching individual stocks might seek to avoid.

.. PREPAYMENT RISK - When interest rates fall, certain obligations will be paid off by the obligor more quickly than originally anticipated, and LifePath 2030 Portfolio may have to invest the proceeds in securities with lower yields.

.. REIT INVESTMENT RISK - Investments in REITs involve unique risks. REITs may have limited financial resources, may trade less frequently and in limited volume and may be more volatile than other securities.

.. SECURITIES LENDING RISK - Securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, LifePath 2030 Portfolio may lose money and there may be a delay in recovering the loaned securities. LifePath 2030 Portfolio could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral. These events could trigger adverse tax consequences for LifePath 2030 Portfolio.

.. U.S. GOVERNMENT OBLIGATIONS RISK - Certain securities in which LifePath 2030
  Portfolio may invest, including securities issued by certain U.S. government agencies and U.S. government sponsored enterprises, are not guaranteed by the U.S. government or supported by the full faith and credit of the United States.

PERFORMANCE INFORMATION
--------------------------------------------------------------------------------
The bar chart and table in this section provide some indication of the risks of investing in LifePath 2030 Portfolio. The bar chart shows the returns for Institutional Shares of LifePath 2030 Portfolio for each of the last ten calendar years. The average annual total return table compares the performance of LifePath 2030 Portfolio to that of the LifePath 2030 Portfolio Custom Benchmark. The LifePath 2030 Portfolio Custom Benchmark, a customized weighted index comprised of the different indexes set forth in the table below, is representative of the asset classes in which LifePath 2030 Portfolio invests according to their weightings as of the most recent quarter-end. Prior to May 3, 2010, Investor A Shares were designated Class R Shares and were subject to a different sales charge and distribution and service fee schedule. The performance information of Investor A Shares in the average annual total return table for the periods prior to April 30, 2001 (the date Investor A (formerly Class R) Shares commenced operations) shows the performance of Institutional Shares adjusted to reflect the fees of Investor A Shares. The average annual total return table does not reflect the Investor A sales charge. If such charge were reflected, the returns shown for Investor A Shares would be lower. The average annual total returns table does not show the annual returns for Investor C and Class R Shares since Investor C and Class R Shares had not commenced operations as of December 31, 2009. Annual returns for Investor C and Class R Shares would differ from the annual returns for Institutional Shares because

Investor C and Class R Shares are expected to have higher fess and expenses than Institutional Shares. For all periods prior to March 15, 2004, the returns for LifePath 2030 Portfolio reflect the direct investment by the 2030 Master Portfolio in a portfolio of securities and also reflect investment in accordance with a model that included "tactical," or short-term, shifts in allocation between stocks and bonds. How LifePath 2030 Portfolio performed in the past (before and after taxes) is not necessarily an indication of how it will perform in the future. If BFA and its affiliates had not waived or reimbursed certain LifePath 2030 Portfolio expenses during these periods, LifePath 2030 Portfolio's returns would have been lower.

LIFEPATH 2030 PORTFOLIO - INSTITUTIONAL SHARES

                 ANNUAL TOTAL RETURNS (YEARS ENDED DECEMBER 31)

[GRAPHIC APPEARS HERE]

2000     -5.65%
2001     -9.94%
2002    -15.73%
2003     23.86%
2004     10.78%
2005      7.63%
2006     15.12%
2007      2.64%
2008    -31.03%
2009     25.77%

During the periods shown in the bar chart, the highest return for a quarter was 16.61% (quarter ended June 30, 2009) and the lowest return for a quarter was -17.90% (quarter ended December 31, 2008). The year-to-date return as of March 31, 2010 was 3.62%.

AS OF 12/31/09
AVERAGE ANNUAL TOTAL RETURNS                                                                1 YEAR       5 YEARS     10 YEARS
-----------------------------------------------------------------------------------------------------------------------------
 LifePath 2030 Portfolio - Institutional
  Return Before Taxes                                                                         25.77%        1.98%       0.81%
  Return After Taxes on Distributions                                                         24.68%        1.10%      -0.09%
  Return After Taxes on Distributions and Sale of Fund Shares                                 16.88%        1.48%       0.39%
-----------------------------------------------------------------------------------------------------------------------------
 LifePath 2030 Portfolio - Investor A
  Return Before Taxes                                                                         25.51%        1.74%       0.50%
-----------------------------------------------------------------------------------------------------------------------------
 LifePath 2030 Portfolio Custom Benchmark (Reflects no deductions for fees,
 expenses or taxes)                                                                           27.05%        2.70%       1.82%
-----------------------------------------------------------------------------------------------------------------------------
 S&P 1500 Index (Reflects no deductions for fees, expenses or taxes)                          27.25%        0.69%      (0.20)%
-----------------------------------------------------------------------------------------------------------------------------
 Barclays Capital U.S. Aggregate Bond Index (Reflects no deductions for fees,
 expenses or taxes)                                                                            5.93%        4.97%       6.33%
-----------------------------------------------------------------------------------------------------------------------------
 MSCI All Country World Index ex US IMI Index (Reflects no deductions for fees,
 expenses or taxes)                                                                           43.60%        6.04%       2.69%
-----------------------------------------------------------------------------------------------------------------------------
 Citigroup 3-Month Treasury Bill Index (Reflects no deductions for fees, expenses or
 taxes)                                                                                        0.16%        2.88%       2.84%
-----------------------------------------------------------------------------------------------------------------------------
 Barclays Capital U.S. Treasury Inflation Protected Securities (TIPS) Index (Series-L)
 (Reflects no deductions for fees, expenses or taxes)                                         11.41%        4.63%       7.69%
-----------------------------------------------------------------------------------------------------------------------------
 FTSE EPRA/NAREIT Global Real Estate Index (Reflects no deductions for fees,
 expenses or taxes)                                                                           38.25%        2.00%       9.21%
-----------------------------------------------------------------------------------------------------------------------------

After-tax returns in the table above are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Institutional Shares only, and the after-tax returns for Investor A, Investor C and Class R Shares will vary.

INVESTMENT ADVISER
--------------------------------------------------------------------------------
The 2030 Master Portfolio's investment manager is BFA.

PORTFOLIO MANAGERS
--------------------------------------------------------------------------------

                      PORTFOLIO
                      MANAGER OF
                       THE 2030
                        MASTER
                      PORTFOLIO
NAME                    SINCE        TITLE
-------------------------------------------------------------
 Dagmar Nikles          2005         Director of BTC
-------------------------------------------------------------
 Leslie Gambon          2007         Director of BTC
-------------------------------------------------------------
 Alan Mason             2009         Managing Director of BTC
-------------------------------------------------------------
 Amy Whitelaw           2010         Director of BTC
-------------------------------------------------------------

                                   *   *   *

For important information about the purchase and sale of LifePath Portfolio shares, tax information, and financial intermediary compensation, please turn to "Important Additional Information" on page 59 of the Prospectus.

LifePath 2035 Portfolio Overview
--------------------------------------------------------------------------------
KEY FACTS ABOUT LIFEPATH 2035 PORTFOLIO

INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------
LifePath 2035 Portfolio, a series of BlackRock Funds III (the "Trust"), is managed for investors planning to retire (or begin to withdraw substantial portions of their investment) approximately in the year 2035. LifePath 2035 Portfolio's investment objective may be changed by the Trust's Board of Trustees without shareholder approval.

FEES AND EXPENSES OF LIFEPATH 2035 PORTFOLIO
--------------------------------------------------------------------------------
The table below describes the fees and expenses that you may pay if you buy and hold shares of LifePath 2035 Portfolio. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $25,000 in certain funds in the fund complex advised by BlackRock Fund Advisors ("BFA") and its affiliates. More information about these and other discounts is available from your financial professional and in the "Details about the Share Classes" section of the prospectus ("Prospectus") and in the "Purchase of Shares" section of the Statement of Additional Information ("SAI").

SHAREHOLDER FEES                                             INVESTOR A          INVESTOR C        INSTITUTIONAL       CLASS R
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)                      SHARES              SHARES              SHARES           SHARES
------------------------------------------------------------------------------------------------------------------------------
 Maximum Sales Charge (Load) Imposed on Purchases                 5.25%            None                 None             None
 (as percentage of offering price)
------------------------------------------------------------------------------------------------------------------------------
 Maximum Deferred Sales Charge (Load) (as                       None/1/            1.00%/2/             None             None
 percentage of offering price or redemption proceeds,
 whichever is lower)
------------------------------------------------------------------------------------------------------------------------------

ANNUAL CLASS OPERATING EXPENSES
(EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF          INVESTOR A          INVESTOR C        INSTITUTIONAL       CLASS R
THE VALUE OF YOUR INVESTMENT)                                  SHARES              SHARES              SHARES           SHARES
------------------------------------------------------------------------------------------------------------------------------
 Management Fee/3/                                             0.35%               0.35%              0.35%             0.35%
------------------------------------------------------------------------------------------------------------------------------
 Distribution and/or Service (12b-1) Fees                      0.25%               1.00%               None             0.50%
------------------------------------------------------------------------------------------------------------------------------
 Other Expenses/4/                                             0.52%               0.52%              0.52%             0.52%
  Administration Fees                                     0.50%               0.50%              0.50%             0.50%
  Independent Expenses/5/                               0.02%               0.02%              0.02%             0.02%
------------------------------------------------------------------------------------------------------------------------------
 Acquired Fund Fees and Expenses (Underlying                   0.34%               0.34%              0.34%             0.34%
 Funds)/6/
------------------------------------------------------------------------------------------------------------------------------
 Total Annual Class Operating Expenses/7/                      1.46%               2.21%              1.21%             1.71%
------------------------------------------------------------------------------------------------------------------------------
 Fee Waivers and/or Expense Reimbursements/3 5/               (0.36)%             (0.36)%            (0.36)%           (0.36)%
------------------------------------------------------------------------------------------------------------------------------
 Total Annual Class Operating Expenses After Fee               1.10%               1.85%              0.85%             1.35%
 Waivers and/or Expense Reimbursements/3 5 7/
------------------------------------------------------------------------------------------------------------------------------

-------
/1/ A contingent deferred sales charge ("CDSC") of 1.00% is assessed on certain redemptions of Investor A Shares made within 18 months after purchase where no initial sales charge was paid at the time of purchase as part of an investment of $1,000,000 or more.

/2/   There is no CDSC on Investor C Shares after one year.

/3/ BFA, the investment adviser to LifePath 2035 Master Portfolio (the "2035 Master Portfolio"), a series of Master Investment Portfolio ("MIP"), has contractually agreed to waive its management fee at the 2035 Master Portfolio level in an amount equal to the management fees and administration fees, if any, received by BFA or BlackRock Institutional Trust Company, N.A. ("BTC"), from each investment company in which the 2035 Master Portfolio invests through the close of business on April 30, 2012 (the "contractual waiver"). The contractual waiver may not be terminated prior to April 30, 2012 without the consent of the Board of Trustees of MIP.

/4/   "Other Expenses" are based on estimated amounts for 2010.

/5/ "Independent Expenses" consist of LifePath 2035 Portfolio's allocable portion of the fees and expenses of the independent trustees of the Trust and MIP, counsel to such independent trustees and the independent registered public accounting firm that provides audit services to LifePath 2035 Portfolio and the 2035 Master Portfolio. BTC and BFA have contractually agreed to reimburse, or provide offsetting credits to, LifePath 2035 Portfolio and the 2035 Master Portfolio, as applicable, for Independent Expenses through the close of business on April 30, 2012.

 After giving effect to such contractual arrangements, Independent Expenses will be 0.00%. Such contractual arrangements may not be terminated prior to April 30, 2012 without the consent of the Board of Trustees of the Trust or MIP, as applicable.

/6/ "Acquired Fund Fees and Expenses (Underlying Funds)" reflect LifePath 2035 Portfolio's PRO RATA share of the fees and expenses incurred by investing in certain other funds, including the underlying funds. "Acquired Fund Fees and Expenses" are estimated for the LifePath 2035 Portfolio.

/7/ Total Annual Class Operating Expenses in the table above and the following example reflect the expenses of shares of LifePath 2035 Portfolio and the 2035 Master Portfolio and also reflect a weighted average of the total operating expense ratios of the underlying funds in which the 2035 Master Portfolio invests.

EXAMPLE

This Example is intended to help you compare the cost of investing in shares of LifePath 2035 Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in shares of LifePath 2035 Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that LifePath 2035 Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                      1 YEAR       3 YEARS
-----------------------------------------------------------
  Investor A Shares                   $  631       $  899
-----------------------------------------------------------
  Investor C Shares                   $  288       $  626
-----------------------------------------------------------
  Institutional Shares                $   87       $  317
-----------------------------------------------------------
  Class R Shares                      $  137       $  472
-----------------------------------------------------------

You would pay the following expenses if you did not redeem your shares:

                                      1 YEAR       3 YEARS
----------------------------------------------------------
  Investor C Shares                   $  188       $  626
----------------------------------------------------------

PORTFOLIO TURNOVER

The 2035 Master Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual class operating expenses or in the Example, affect LifePath 2035 Portfolio's performance.

PRINCIPAL INVESTMENT STRATEGIES OF LIFEPATH 2035 PORTFOLIO
--------------------------------------------------------------------------------
LifePath 2035 Portfolio invests all of its assets in the 2035 Master Portfolio, a separate mutual fund with a substantially identical investment objective, which allocates and reallocates its assets among a combination of equity, bond and money market funds (the "Underlying Funds") in proportions based on its own comprehensive investment strategy.

LifePath 2035 Portfolio is designed for investors expecting to retire or to begin withdrawing assets around the year 2035. As of the date of this Prospectus, LifePath 2035 Portfolio is expected to invest approximately 81% of its assets in Underlying Funds that invest primarily in equity securities, 19% of its assets in Underlying Funds that invest primarily in bonds and the remainder of its assets in Underlying Funds that invest primarily in money market instruments. Certain Underlying Funds may invest in real estate investment trusts ("REITs"), foreign securities, emerging markets, below investment-grade bonds and derivative securities or instruments, such as options and futures, the value of which is derived from another security, a commodity, a currency or an index.

Under normal circumstances, the asset allocation will change over time according to a predetermined "glide path" as LifePath 2035 Portfolio approaches its target date. The glide path below represents the shifting of asset classes over time. As the glide path shows, LifePath 2035 Portfolio's asset mix becomes more conservative - both prior to and after retirement - as time elapses. This reflects the need for reduced investment risks as retirement approaches and the need for lower volatility of LifePath 2035 Portfolio, which may be a primary source of income after retirement.

The following chart illustrates the glide path - the target allocation among asset classes as the LifePath Portfolios approach their target dates:

[GRAPHIC APPEARS HERE]

The asset allocation targets are established by the portfolio managers working with oversight from a committee of BFA investment professionals. The investment team, including the portfolio managers and this investment committee, meets regularly to assess market conditions, review the asset allocation targets of LifePath 2035 Portfolio, and determine whether any changes are required to enable LifePath 2035 Portfolio to achieve its investment objective.

Although the asset allocation targets listed for the glide path are general, long-term targets, BFA may periodically adjust the proportion of equity funds and fixed-income funds in LifePath 2035 Portfolio, based on an assessment of the current market conditions and the potential contribution of each asset class to the expected risk and return characteristics of LifePath 2035 Portfolio. In general, the adjustments will be limited to +/- 10% relative to the target allocations. BFA may determine, in light of market conditions or other factors, that a greater variation is warranted to protect LifePath 2035 Portfolio or achieve its investment objective.

BFA's second step in the structuring of LifePath 2035 Portfolio is the selection of the Underlying Funds. Factors such as fund classifications, historical risk and performance, and the relationship to other Underlying Funds in LifePath 2035 Portfolio are considered when selecting Underlying Funds. The specific Underlying Funds selected for LifePath 2035 Portfolio are determined at BFA's discretion and may change as deemed appropriate to allow LifePath 2035 Portfolio to meet its investment objective. See the "Details About the LifePath Portfolios
- A Further Discussion of Principal Investment Strategies" section of the Prospectus for a complete list of the Underlying Funds, their classification into equity or fixed-income funds and a brief description of their investment objectives and primary investment strategies.

Within the prescribed percentage allocations to equity and fixed-income funds, BFA seeks to diversify LifePath 2035 Portfolio. The equity allocation may be further diversified by style (including both value and growth funds), market capitalization (including both large cap and small cap funds), globally (including domestic and international (including emerging market) funds), or other factors. The fixed-income allocation may be further diversified by sector (including government, corporate, agency, and other sectors), duration (a calculation of the average life of a bond which measures its price risk), credit quality (including non-investment grade debt or junk bonds), geographic location (including U.S. and foreign-issued securities), or other factors. The percentage allocation to the various styles of equity and fixed-income are determined at the discretion of the investment team and can be changed to reflect the current market environment.

PRINCIPAL RISKS OF INVESTING IN LIFEPATH 2035 PORTFOLIO
--------------------------------------------------------------------------------
Risk is inherent in all investing. The value of your investment in LifePath 2035 Portfolio, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in LifePath 2035 Portfolio or your investment may not perform as well as other similar investments. An investment in LifePath 2035 Portfolio is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The following is a summary description of certain risks of investing in LifePath 2035 Portfolio. LifePath 2035 Portfolio invests all of its assets in the 2035 Master Portfolio, which allocates its assets among a combination of Underlying Funds. Therefore, references to LifePath 2035 Portfolio in the description of risks below may include the Underlying Funds in which the 2035 Master Portfolio invests, as applicable.

.. ALLOCATION RISK - LifePath 2035 Portfolio's ability to achieve its investment goal depends upon BFA's skill in determining LifePath 2035 Portfolio's strategic asset class allocation and in selecting the best mix of Underlying Funds. There is a risk that BFA's evaluations and assumptions regarding asset classes or Underlying Funds may be incorrect in view of actual market conditions.

.. CONCENTRATION RISK - To the extent that an underlying index of an Underlying
  Fund is concentrated in the securities of companies, a particular market, industry, group of industries, sector or asset class, country, region or group of countries, that Underlying Fund may be adversely affected by the performance of those securities, may be subject to increased price volatility and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting that market, industry, group of industries, sector or asset class, country, region or group of countries.

.. DEBT SECURITIES RISK - Debt securities, such as bonds, involve credit risk.
  Credit risk is the risk that the borrower will not make timely payments of principal and interest. Changes in an issuer's credit rating or the market's perception of an issuer's creditworthiness may also affect the value of LifePath 2035 Portfolio's investment in that issuer. The degree of credit risk depends on the issuer's financial condition and on the terms of the securities. Debt securities are also subject to interest rate risk. Interest rate risk is the risk that the value of a debt security may fall when interest rates rise. In general, the market price of debt securities with longer maturities will go up or down more in response to changes in interest rates than the market price of shorter term securities.

.. DERIVATIVES RISK - LifePath 2035 Portfolio's use of derivatives may reduce
  LifePath 2035 Portfolio's returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of LifePath 2035 Portfolio's use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets.

.. EMERGING MARKETS RISK - Emerging markets are riskier than more developed markets because they tend to develop unevenly and may never fully develop. Investments in emerging markets may be considered speculative. Emerging markets are more likely to experience hyper-inflation and currency devaluations, which adversely affect returns to U.S. investors. In addition, many emerging securities markets have far lower trading volumes and less liquidity than developed markets.

.. EQUITY SECURITIES RISK - Stock markets are volatile. The price of equity securities fluctuates based on changes in a company's financial condition and overall market and economic conditions.

.. EXTENSION RISK - When interest rates rise, certain obligations will be paid off by the obligor more slowly than anticipated, causing the value of these securities to fall.

.. FOREIGN SECURITIES RISK - Foreign investments often involve special risks not present in U.S. investments that can increase the chances that LifePath 2035 Portfolio will lose money. These risks include:

    . LifePath 2035 Portfolio generally holds its foreign securities and cash in foreign banks and securities depositories, which may be recently organized or new to the foreign custody business and may be subject to only limited or no regulatory oversight.

    . Changes in foreign currency exchange rates can affect the value of LifePath 2035 Portfolio's portfolio.

    . The economies of certain foreign markets may not compare favorably with the economy of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources and balance of payments position.

    . The governments of certain countries may prohibit or impose substantial restrictions on foreign investments in their capital markets or in certain industries.

    . Many foreign governments do not supervise and regulate stock exchanges, brokers and the sale of securities to the same extent as does the United States and may not have laws to protect investors that are comparable to U.S. securities laws.

    . Settlement and clearance procedures in certain foreign markets may result in delays in payment for or delivery of securities not typically associated with settlement and clearance of U.S. investments.

.. INVESTMENTS IN MUTUAL FUNDS AND EXCHANGE TRADED FUNDS RISK - LifePath 2035
  Portfolio will invest substantially all of its assets in Underlying Funds, so LifePath 2035 Portfolio's investment performance is directly related to the performance of the Underlying Funds. LifePath 2035 Portfolio may also directly invest in exchange traded funds ("ETFs"). LifePath 2035 Portfolio's net asset value will change with changes in the value of the mutual funds, ETFs and other securities in which it invests. An investment in LifePath 2035 Portfolio will entail more direct and indirect costs and expenses than a direct investment in the Underlying Funds and ETFs.

.. JUNK BONDS RISK - Although junk bonds generally pay higher rates of interest than investment grade bonds, junk bonds are high risk investments that may cause income and principal losses for LifePath 2035 Portfolio.

.. MARKET RISK AND SELECTION RISK - Market risk is the risk that one or more markets in which LifePath 2035 Portfolio invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Selection risk is the risk that the securities selected by fund management will underperform the markets, the relevant indexes or the securities selected by other funds with similar investment objectives and investment strategies. This means you may lose money.

.. MORTGAGE- AND ASSET-BACKED SECURITIES RISK - Mortgage- and asset-backed securities represent interests in "pools" of mortgages or other assets, including consumer loans or receivables held in trust. Mortgage- and asset-backed securities are subject to credit, interest rate, prepayment and extension risks. These securities also are subject to risk of default on the underlying mortgage or asset, particularly during periods of economic downturn. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-backed securities.

.. PASSIVE INVESTMENT RISK - Because BFA does not select individual companies in the underlying indexes for certain Underlying Funds, those Underlying Funds may hold stocks in companies that present risks that an adviser researching individual stocks might seek to avoid.

.. PREPAYMENT RISK - When interest rates fall, certain obligations will be paid off by the obligor more quickly than originally anticipated, and LifePath 2035 Portfolio may have to invest the proceeds in securities with lower yields.

.. REIT INVESTMENT RISK - Investments in REITs involve unique risks. REITs may have limited financial resources, may trade less frequently and in limited volume and may be more volatile than other securities.

.. SECURITIES LENDING RISK - Securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, LifePath 2035 Portfolio may lose money and there may be a delay in recovering the loaned securities. LifePath 2035 Portfolio could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral. These events could trigger adverse tax consequences for LifePath 2035 Portfolio.

.. U.S. GOVERNMENT OBLIGATIONS RISK - Certain securities in which LifePath 2035
  Portfolio may invest, including securities issued by certain U.S. government agencies and U.S. government sponsored enterprises, are not guaranteed by the U.S. government or supported by the full faith and credit of the United States.

PERFORMANCE INFORMATION
--------------------------------------------------------------------------------
LifePath 2035 Portfolio expects to commence operations as soon as practicable after the date of this Prospectus. Because LifePath 2035 Portfolio does not have a full year of operations, it does not disclose its performance history in this Prospectus.

INVESTMENT ADVISER
--------------------------------------------------------------------------------
The 2035 Master Portfolio's investment manager is BFA.

PORTFOLIO MANAGERS
--------------------------------------------------------------------------------

                      PORTFOLIO
                      MANAGER OF
                       THE 2035
                        MASTER
                      PORTFOLIO
NAME                    SINCE        TITLE
-------------------------------------------------------------
 Dagmar Nikles          2010         Director of BTC
-------------------------------------------------------------
 Leslie Gambon          2010         Director of BTC
-------------------------------------------------------------
 Alan Mason             2010         Managing Director of BTC
-------------------------------------------------------------
 Amy Whitelaw           2010         Director of BTC
-------------------------------------------------------------

                                   *   *   *

For important information about the purchase and sale of LifePath Portfolio shares, tax information, and financial intermediary compensation, please turn to "Important Additional Information" on page 59 of the Prospectus.

LifePath 2040 Portfolio Overview
--------------------------------------------------------------------------------
KEY FACTS ABOUT LIFEPATH 2040 PORTFOLIO

INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------
LifePath 2040 Portfolio, a series of BlackRock Funds III (the "Trust"), is managed for investors planning to retire (or begin to withdraw substantial portions of their investment) approximately in the year 2040. LifePath 2040 Portfolio's investment objective may be changed by the Trust's Board of Trustees without shareholder approval.

FEES AND EXPENSES OF LIFEPATH 2040 PORTFOLIO
--------------------------------------------------------------------------------
The table below describes the fees and expenses that you may pay if you buy and hold shares of LifePath 2040 Portfolio. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $25,000 in certain funds in the fund complex advised by BlackRock Fund Advisors ("BFA") and its affiliates. More information about these and other discounts is available from your financial professional and in the "Details about the Share Classes" section of the prospectus ("Prospectus") and in the "Purchase of Shares" section of the Statement of Additional Information ("SAI").

SHAREHOLDER FEES                                             INVESTOR A          INVESTOR C        INSTITUTIONAL     CLASS R
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)                      SHARES              SHARES              SHARES        SHARES
------------------------------------------------------------------------------------------------------------------------------
 Maximum Sales Charge (Load) Imposed on Purchases               5.25%                None              None            None
 (as percentage of offering price)
------------------------------------------------------------------------------------------------------------------------------
 Maximum Deferred Sales Charge (Load) (as                     None/1/               1.00%/2/           None            None
 percentage of offering price or redemption proceeds,
 whichever is lower)
------------------------------------------------------------------------------------------------------------------------------

ANNUAL CLASS OPERATING EXPENSES
(EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF          INVESTOR A          INVESTOR C        INSTITUTIONAL     CLASS R
THE VALUE OF YOUR INVESTMENT)                                  SHARES              SHARES              SHARES         SHARES
------------------------------------------------------------------------------------------------------------------------------
 Management Fee/3/                                             0.35%               0.35%              0.35%             0.35%
------------------------------------------------------------------------------------------------------------------------------
 Distribution and/or Service (12b-1) Fees                      0.25%               1.00%               None             0.50%
------------------------------------------------------------------------------------------------------------------------------
 Other Expenses                                                0.51%               0.51%              0.51%             0.51%
  Administration Fees                                     0.50%               0.50%              0.50%             0.50%
  Independent Expenses/4 5/                               0.01%               0.01%              0.01%             0.01%
------------------------------------------------------------------------------------------------------------------------------
 Acquired Fund Fees and Expenses (Underlying                   0.34%               0.34%              0.34%             0.34%
 Funds)/6/
------------------------------------------------------------------------------------------------------------------------------
 Total Annual Class Operating Expenses/7/                      1.45%               2.20%              1.20%             1.70%
------------------------------------------------------------------------------------------------------------------------------
 Fee Waivers and/or Expense Reimbursements/3 5/               (0.35)%             (0.35)%            (0.35)%           (0.35)%
------------------------------------------------------------------------------------------------------------------------------
 Total Annual Class Operating Expenses After Fee               1.10%               1.85%              0.85%             1.35%
 Waivers and/or Expense Reimbursements/3 5 7/
------------------------------------------------------------------------------------------------------------------------------

-------
/1/ A contingent deferred sales charge ("CDSC") of 1.00% is assessed on certain redemptions of Investor A Shares made within 18 months after purchase where no initial sales charge was paid at the time of purchase as part of an investment of $1,000,000 or more.

/2/   There is no CDSC on Investor C Shares after one year.

/3/ BFA, the investment adviser to LifePath 2040 Master Portfolio (the "2040 Master Portfolio"), a series of Master Investment Portfolio ("MIP"), has contractually agreed to waive its management fee at the 2040 Master Portfolio level in an amount equal to the management fees and administration fees, if any, received by BFA or BlackRock Institutional Trust Company, N.A. ("BTC"), from each investment company in which the 2040 Master Portfolio invests through the close of business on April 30, 2012 (the "contractual waiver"). The contractual waiver may not be terminated prior to April 30, 2012 without the consent of the Board of Trustees of MIP.

/4/   Independent Expenses have been restated to reflect current fees.

/5/ "Independent Expenses" consist of LifePath 2040 Portfolio's allocable portion of the fees and expenses of the independent trustees of the Trust and MIP, counsel to such independent trustees and the independent registered public accounting firm that provides audit services to LifePath 2040 Portfolio and the 2040 Master Portfolio. BTC and BFA have contractually agreed to reimburse, or provide offsetting credits to, LifePath 2040 Portfolio and the 2040 Master Portfolio, as applicable, for Independent Expenses through the close of business on April 30, 2012. After giving effect to such contractual arrangements, Independent
      Expenses will be 0.00%. Such contractual arrangements may not be terminated prior to April 30, 2012 without the consent of the Board of Trustees of the Trust or MIP, as applicable.

/6/ "Acquired Fund Fees and Expenses (Underlying Funds)" reflect LifePath 2040 Portfolio's PRO RATA share of the fees and expenses incurred by investing in certain other funds, including the underlying funds.

/7/ Total Annual Class Operating Expenses in the table above and the following example reflect the expenses of shares of LifePath 2040 Portfolio and the 2040 Master Portfolio and also reflect a weighted average of the total operating expense ratios of the underlying funds in which the 2040 Master Portfolio invests.

EXAMPLE

This Example is intended to help you compare the cost of investing in shares of LifePath 2040 Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in shares of LifePath 2040 Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that LifePath 2040 Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                              1 YEAR       3 YEARS        5 YEARS         10 YEARS
----------------------------------------------------------------------------------
  Investor A Shares           $  631       $  893        $  1,211        $  2,110
----------------------------------------------------------------------------------
  Investor C Shares           $  288       $  619        $  1,114        $  2,477
----------------------------------------------------------------------------------
  Institutional Shares        $   87       $  310        $    590        $  1,391
----------------------------------------------------------------------------------
  Class R Shares              $  137       $  466        $    855        $  1,948
----------------------------------------------------------------------------------

You would pay the following expenses if you did not redeem your shares:

                              1 YEAR       3 YEARS        5 YEARS         10 YEARS
----------------------------------------------------------------------------------
  Investor C Shares           $  188       $  619        $  1,114        $  2,477
----------------------------------------------------------------------------------

PORTFOLIO TURNOVER

The 2040 Master Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual class operating expenses or in the Example, affect LifePath 2040 Portfolio's performance. During the most recent fiscal year, the 2040 Master Portfolio's portfolio turnover rate was 6% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES OF LIFEPATH 2040 PORTFOLIO
--------------------------------------------------------------------------------
LifePath 2040 Portfolio invests all of its assets in the 2040 Master Portfolio, a separate mutual fund with a substantially identical investment objective, which allocates and reallocates its assets among a combination of the equity, bond and money market funds (the "Underlying Funds") in proportions based on its own comprehensive investment strategy.

LifePath 2040 Portfolio is designed for investors expecting to retire or to begin withdrawing assets around the year 2040. As of March 31, 2010, LifePath 2040 Portfolio held approximately 88% of its assets in Underlying Funds that invest primarily in equity securities, 12% of its assets in Underlying Funds that invest primarily in bonds and the remainder of its assets in Underlying Funds that invest primarily in money market instruments. Certain Underlying Funds may invest in real estate investment trusts ("REITs"), foreign securities, emerging markets, below investment-grade bonds and derivative securities or instruments, such as options and futures, the value of which is derived from another security, a commodity, a currency or an index.

Under normal circumstances, the asset allocation will change over time according to a predetermined "glide path" as LifePath 2040 Portfolio approaches its target date. The glide path below represents the shifting of asset classes over time. As the glide path shows, LifePath 2040 Portfolio's asset mix becomes more conservative - both prior to and after retirement - as time elapses. This reflects the need for reduced investment risks as retirement approaches and the need for lower volatility of LifePath 2040 Portfolio, which may be a primary source of income after retirement.

The following chart illustrates the glide path - the target allocation among asset classes as the LifePath Portfolios approach their target dates:

[GRAPHIC APPEARS HERE]

The asset allocation targets are established by the portfolio managers working with oversight from a committee of BFA investment professionals. The investment team, including the portfolio managers and this investment committee, meets regularly to assess market conditions, review the asset allocation targets of LifePath 2040 Portfolio, and determine whether any changes are required to enable LifePath 2040 Portfolio to achieve its investment objective.

Although the asset allocation targets listed for the glide path are general, long-term targets, BFA may periodically adjust the proportion of equity funds and fixed-income funds in LifePath 2040 Portfolio, based on an assessment of the current market conditions and the potential contribution of each asset class to the expected risk and return characteristics of LifePath 2040 Portfolio. In general, the adjustments will be limited to +/- 10% relative to the target allocations. BFA may determine, in light of market conditions or other factors, that a greater variation is warranted to protect LifePath 2040 Portfolio or achieve its investment objective.

BFA's second step in the structuring of LifePath 2040 Portfolio is the selection of the Underlying Funds. Factors such as fund classifications, historical risk and performance, and the relationship to other Underlying Funds in LifePath 2040 Portfolio are considered when selecting Underlying Funds. The specific Underlying Funds selected for LifePath 2040 Portfolio are determined at BFA's discretion and may change as deemed appropriate to allow LifePath 2040 Portfolio to meet its investment objective. See the "Details About the LifePath Portfolios
- A Further Discussion of Principal Investment Strategies" section of the Prospectus for a complete list of the Underlying Funds, their classification into equity or fixed-income funds and a brief description of their investment objectives and primary investment strategies.

Within the prescribed percentage allocations to equity and fixed-income funds, BFA seeks to diversify LifePath 2040 Portfolio. The equity allocation may be further diversified by style (including both value and growth funds), market capitalization (including both large cap and small cap funds), globally (including domestic and international (including emerging market) funds), or other factors. The fixed-income allocation may be further diversified by sector (including government, corporate, agency, and other sectors), duration (a calculation of the average life of a bond which measures its price risk), credit quality (including non-investment grade debt or junk bonds), geographic location (including U.S. and foreign-issued securities), or other factors. The percentage allocation to the various styles of equity and fixed-income are determined at the discretion of the investment team and can be changed to reflect the current market environment.

PRINCIPAL RISKS OF INVESTING IN LIFEPATH 2040 PORTFOLIO
--------------------------------------------------------------------------------
Risk is inherent in all investing. The value of your investment in LifePath 2040 Portfolio, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in LifePath 2040 Portfolio or your investment may not perform as well as other similar investments. An investment in LifePath 2040 Portfolio is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The following is a summary description of certain risks of investing in LifePath 2040 Portfolio. LifePath 2040 Portfolio invests all of its assets in the 2040 Master Portfolio, which allocates its assets among a combination of Underlying Funds. Therefore, references to LifePath 2040 Portfolio in the description of risks below may include the Underlying Funds in which the 2040 Master Portfolio invests, as applicable.

.. ALLOCATION RISK - LifePath 2040 Portfolio's ability to achieve its investment goal depends upon BFA's skill in determining LifePath 2040 Portfolio's strategic asset class allocation and in selecting the best mix of Underlying Funds. There is a risk that BFA's evaluations and assumptions regarding asset classes or Underlying Funds may be incorrect in view of actual market conditions.

.. CONCENTRATION RISK - To the extent that an underlying index of an Underlying
  Fund is concentrated in the securities of companies, a particular market, industry, group of industries, sector or asset class, country, region or group of countries, that Underlying Fund may be adversely affected by the performance of those securities, may be subject to increased price volatility and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting that market, industry, group of industries, sector or asset class, country, region or group of countries.

.. DEBT SECURITIES RISK - Debt securities, such as bonds, involve credit risk.
  Credit risk is the risk that the borrower will not make timely payments of principal and interest. Changes in an issuer's credit rating or the market's perception of an issuer's creditworthiness may also affect the value of LifePath 2040 Portfolio's investment in that issuer. The degree of credit risk depends on the issuer's financial condition and on the terms of the securities. Debt securities are also subject to interest rate risk. Interest rate risk is the risk that the value of a debt security may fall when interest rates rise. In general, the market price of debt securities with longer maturities will go up or down more in response to changes in interest rates than the market price of shorter term securities.

.. DERIVATIVES RISK - LifePath 2040 Portfolio's use of derivatives may reduce
  LifePath 2040 Portfolio's returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of LifePath 2040 Portfolio's use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets.

.. EMERGING MARKETS RISK - Emerging markets are riskier than more developed markets because they tend to develop unevenly and may never fully develop. Investments in emerging markets may be considered speculative. Emerging markets are more likely to experience hyper-inflation and currency devaluations, which adversely affect returns to U.S. investors. In addition, many emerging securities markets have far lower trading volumes and less liquidity than developed markets.

.. EQUITY SECURITIES RISK - Stock markets are volatile. The price of equity securities fluctuates based on changes in a company's financial condition and overall market and economic conditions.

.. EXTENSION RISK - When interest rates rise, certain obligations will be paid off by the obligor more slowly than anticipated, causing the value of these securities to fall.

.. FOREIGN SECURITIES RISK - Foreign investments often involve special risks not present in U.S. investments that can increase the chances that LifePath 2040 Portfolio will lose money. These risks include:

    . LifePath 2040 Portfolio generally holds its foreign securities and cash in foreign banks and securities depositories, which may be recently organized or new to the foreign custody business and may be subject to only limited or no regulatory oversight.

    . Changes in foreign currency exchange rates can affect the value of LifePath 2040 Portfolio's portfolio.

    . The economies of certain foreign markets may not compare favorably with the economy of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources and balance of payments position.

    . The governments of certain countries may prohibit or impose substantial restrictions on foreign investments in their capital markets or in certain industries.

    . Many foreign governments do not supervise and regulate stock exchanges, brokers and the sale of securities to the same extent as does the United States and may not have laws to protect investors that are comparable to U.S. securities laws.

    . Settlement and clearance procedures in certain foreign markets may result in delays in payment for or delivery of securities not typically associated with settlement and clearance of U.S. investments.

.. INVESTMENTS IN MUTUAL FUNDS AND EXCHANGE TRADED FUNDS RISK - LifePath 2040
  Portfolio will invest substantially all of its assets in Underlying Funds, so LifePath 2040 Portfolio's investment performance is directly related to the performance of the Underlying Funds. LifePath 2040 Portfolio may also directly invest in exchange traded funds ("ETFs"). LifePath 2040 Portfolio's net asset value will change with changes in the value of the mutual funds, ETFs and other securities in which it invests. An investment in LifePath 2040 Portfolio will entail more direct and indirect costs and expenses than a direct investment in the Underlying Funds and ETFs.

.. JUNK BONDS RISK - Although junk bonds generally pay higher rates of interest than investment grade bonds, junk bonds are high risk investments that may cause income and principal losses for LifePath 2040 Portfolio.

.. MARKET RISK AND SELECTION RISK - Market risk is the risk that one or more markets in which LifePath 2040 Portfolio invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Selection risk is the risk that the securities selected by fund management will underperform the markets, the relevant indexes or the securities selected by other funds with similar investment objectives and investment strategies. This means you may lose money.

.. MORTGAGE- AND ASSET-BACKED SECURITIES RISK - Mortgage- and asset-backed securities represent interests in "pools" of mortgages or other assets, including consumer loans or receivables held in trust. Mortgage- and asset-backed securities are subject to credit, interest rate, prepayment and extension risks. These securities also are subject to risk of default on the underlying mortgage or asset, particularly during periods of economic downturn. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-backed securities.

.. PASSIVE INVESTMENT RISK - Because BFA does not select individual companies in the underlying indexes for certain Underlying Funds, those Underlying Funds may hold stocks in companies that present risks that an adviser researching individual stocks might seek to avoid.

.. PREPAYMENT RISK - When interest rates fall, certain obligations will be paid off by the obligor more quickly than originally anticipated, and LifePath 2040 Portfolio may have to invest the proceeds in securities with lower yields.

.. REIT INVESTMENT RISK - Investments in REITs involve unique risks. REITs may have limited financial resources, may trade less frequently and in limited volume and may be more volatile than other securities.

.. SECURITIES LENDING RISK - Securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, LifePath 2040 Portfolio may lose money and there may be a delay in recovering the loaned securities. LifePath 2040 Portfolio could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral. These events could trigger adverse tax consequences for LifePath 2040 Portfolio.

.. U.S. GOVERNMENT OBLIGATIONS RISK - Certain securities in which LifePath 2040
  Portfolio may invest, including securities issued by certain U.S. government agencies and U.S. government sponsored enterprises, are not guaranteed by the U.S. government or supported by the full faith and credit of the United States.

PERFORMANCE INFORMATION
--------------------------------------------------------------------------------
The bar chart and table in this section provide some indication of the risks of investing in LifePath 2040 Portfolio. The bar chart shows the returns for Institutional Shares of LifePath 2040 Portfolio for each of the last ten calendar years. The average annual total return table compares the performance of LifePath 2040 Portfolio to that of the LifePath 2040 Portfolio Custom Benchmark. The LifePath 2040 Portfolio Custom Benchmark, a customized weighted index comprised of the different indexes set forth in the table below, is representative of the asset classes in which LifePath 2040 Portfolio invests according to their weightings as of the most recent quarter-end. Prior to May 3, 2010, Investor A Shares were designated Class R Shares and were subject to a different sales charge and distribution and service fee schedule. The performance information of Investor A Shares in the average annual total return table for the periods prior to April 30, 2001 (the date Investor A (formerly Class R) Shares commenced operations) shows the performance of Institutional Shares adjusted to reflect the fees of Investor A Shares. The average annual total return table does not reflect the Investor A sales charge. If such charge were reflected, the returns shown for Investor A Shares would be lower. The average annual total return table does not show the annual returns for Investor C and Class R Shares since Investor C and Class R Shares had not commenced operations as of December 31, 2009. Annual returns for Investor C and Class R Shares would differ from the annual returns for Institutional Shares because

Investor C and Class R Shares are expected to have higher fees and expenses than Institutional Shares. For all periods prior to March 15, 2004, the returns for LifePath 2040 Portfolio reflect the direct investment by 2040 Master Portfolio in a portfolio of securities and also reflect investment in accordance with a model that included "tactical," or short-term, shifts in allocation between stocks and bonds. How LifePath 2040 Portfolio performed in the past (before and after taxes) is not necessarily an indication of how it will perform in the future. If BFA and its affiliates had not waived or reimbursed certain LifePath 2040 Portfolio expenses during these periods, LifePath 2040 Portfolio's returns would have been lower.

LIFEPATH 2040 PORTFOLIO - INSTITUTIONAL SHARES

                 ANNUAL TOTAL RETURNS (YEARS ENDED DECEMBER 31)

[GRAPHIC APPEARS HERE]

2000     -9.71%
2001    -13.41%
2002    -18.73%
2003     27.64%
2004     11.43%
2005      8.24%
2006     16.97%
2007      2.03%
2008    -35.40%
2009     28.08%

During the periods shown in the bar chart, the highest return for a quarter was 19.00% (quarter ended June 30, 2009) and the lowest return for a quarter was -20.80% (quarter ended December 31, 2008). The year-to-date return as of March 31, 2010 was 3.88%.

AS OF 12/31/09
AVERAGE ANNUAL TOTAL RETURNS                                                              1 YEAR           5 YEARS       10 YEARS
-----------------------------------------------------------------------------------------------------------------------------------
 LifePath 2040 Portfolio - Institutional
  Return Before Taxes                                                                         28.08%          1.34%         (0.35)%
  Return After Taxes on Distributions                                                         27.18%          0.87%         (0.88)%
  Return After Taxes on Distributions and Sale of Fund Shares                                 18.45%          1.08%         (0.43)%
-----------------------------------------------------------------------------------------------------------------------------------
 LifePath 2040 Portfolio - Investor A
  Return Before Taxes                                                                         27.85%          1.10%         (0.53)%
-----------------------------------------------------------------------------------------------------------------------------------
 LifePath 2040 Portfolio Custom Benchmark (Reflects no deductions for fees,
 expenses or taxes)                                                                           30.52%          2.15%          0.87%
-----------------------------------------------------------------------------------------------------------------------------------
 S&P 1500 Index (Reflects no deductions for fees, expenses or taxes)                          27.25%          0.69%         (0.20)%
-----------------------------------------------------------------------------------------------------------------------------------
 Barclays Capital U.S. Aggregate Bond Index (Reflects no deductions for fees,
 expenses or taxes)                                                                            5.93%          4.97%          6.33%
-----------------------------------------------------------------------------------------------------------------------------------
 MSCI All Country World Index ex US IMI Index (Reflects no deductions for fees,
 expenses or taxes)                                                                           43.60%          6.04%          2.69%
-----------------------------------------------------------------------------------------------------------------------------------
 Citigroup 3-Month Treasury Bill Index (Reflects no deductions for fees, expenses or
 taxes)                                                                                        0.16%          2.88%          2.84%
-----------------------------------------------------------------------------------------------------------------------------------
 Barclays Capital U.S. Treasury Inflation Protected Securities (TIPS) Index (Series-L)
 (Reflects no deductions for fees, expenses or taxes)                                         11.41%          4.63%          7.69%
-----------------------------------------------------------------------------------------------------------------------------------
 FTSE EPRA/NAREIT Global Real Estate Index (Reflects no deductions for fees,
 expenses or taxes)                                                                           38.25%          2.00%          9.21%
-----------------------------------------------------------------------------------------------------------------------------------

After-tax returns in the table above are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Institutional Shares only, and the after-tax returns for Investor A, Investor C and Class R Shares will vary.

INVESTMENT ADVISER
--------------------------------------------------------------------------------
The 2040 Master Portfolio's investment manager is BFA.

PORTFOLIO MANAGERS
--------------------------------------------------------------------------------

                      PORTFOLIO
                      MANAGER OF
                       THE 2040
                        MASTER
                      PORTFOLIO
NAME                    SINCE        TITLE
----------------------------------------------------------------
 Dagmar Nikles          2005            Director of BTC
----------------------------------------------------------------
 Leslie Gambon          2007            Director of BTC
----------------------------------------------------------------
 Alan Mason             2009            Managing Director of BTC
----------------------------------------------------------------
 Amy Whitelaw           2010            Director of BTC
----------------------------------------------------------------

                                   *   *   *

For important information about the purchase and sale of LifePath Portfolio shares, tax information, and financial intermediary compensation, please turn to "Important Additional Information" on page 59 of the Prospectus.

LifePath 2045 Portfolio Overview
--------------------------------------------------------------------------------
KEY FACTS ABOUT LIFEPATH 2045 PORTFOLIO

INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------
LifePath 2045 Portfolio, a series of BlackRock Funds III (the "Trust"), is managed for investors planning to retire (or begin to withdraw substantial portions of their investment) approximately in the year 2045. LifePath 2045 Portfolio's investment objective may be changed by the Trust's Board of Trustees without shareholder approval.

FEES AND EXPENSES OF LIFEPATH 2045 PORTFOLIO
--------------------------------------------------------------------------------
The table below describes the fees and expenses that you may pay if you buy and hold shares of LifePath 2045 Portfolio. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $25,000 in certain funds in the fund complex advised by BlackRock Fund Advisors ("BFA") and its affiliates. More information about these and other discounts is available from your financial professional and in the "Details about the Share Classes" section of the prospectus ("Prospectus") and in the "Purchase of Shares" section of the Statement of Additional Information ("SAI").

SHAREHOLDER FEES                                             INVESTOR A          INVESTOR C        INSTITUTIONAL       CLASS R
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)                      SHARES              SHARES              SHARES          SHARES
------------------------------------------------------------------------------------------------------------------------------
 Maximum Sales Charge (Load) Imposed on Purchases              5.25%                None                None             None
 (as percentage of offering price)
------------------------------------------------------------------------------------------------------------------------------
 Maximum Deferred Sales Charge (Load) (as                    None/1/                1.00%/2/               None             None
 percentage of offering price or redemption proceeds,
 whichever is lower)
------------------------------------------------------------------------------------------------------------------------------

ANNUAL CLASS OPERATING EXPENSES
(EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF          INVESTOR A          INVESTOR C        INSTITUTIONAL       CLASS R
THE VALUE OF YOUR INVESTMENT)                                  SHARES              SHARES              SHARES           SHARES
------------------------------------------------------------------------------------------------------------------------------
 Management Fee/3/                                             0.35%               0.35%              0.35%             0.35%
------------------------------------------------------------------------------------------------------------------------------
Distribution and/or Service (12b-1) Fees                       0.25%               1.00%               None             0.50%
------------------------------------------------------------------------------------------------------------------------------
 Other Expenses/4/                                             0.52%               0.52%              0.52%             0.52%
  Administration Fees                                     0.50%               0.50%              0.50%             0.50%
  Independent Expenses/5/                               0.02%               0.02%              0.02%             0.02%
------------------------------------------------------------------------------------------------------------------------------
 Acquired Fund Fees and Expenses (Underlying                   0.34%               0.34%              0.34%             0.34%
 Funds)/6/
------------------------------------------------------------------------------------------------------------------------------
 Total Annual Class Operating Expenses/7/                      1.46%               2.21%              1.21%             1.71%
------------------------------------------------------------------------------------------------------------------------------
 Fee Waivers and/or Expense Reimbursements/3 5/              (0.36)%             (0.36)%            (0.36)%           (0.36)%
------------------------------------------------------------------------------------------------------------------------------
 Total Annual Class Operating Expenses After Fee               1.10%               1.85%              0.85%             1.35%
 Waivers and/or Expense Reimbursements/3 5 7/
------------------------------------------------------------------------------------------------------------------------------

-------
/1/ A contingent deferred sales charge ("CDSC") of 1.00% is assessed on certain redemptions of Investor A Shares made within 18 months after purchase where no initial sales charge was paid at the time of purchase as part of an investment of $1,000,000 or more.

/2/   There is no CDSC on Investor C Shares after one year.

/3/ BFA, the investment adviser to LifePath 2045 Master Portfolio (the "2045 Master Portfolio"), a series of Master Investment Portfolio ("MIP"), has contractually agreed to waive its management fee at the 2045 Master Portfolio level in an amount equal to the management fees and administration fees, if any, received by BFA or BlackRock Institutional Trust Company, N.A. ("BTC"), from each investment company in which the 2045 Master Portfolio invests through the close of business on April 30, 2012 (the "contractual waiver"). The contractual waiver may not be terminated prior to April 30, 2012 without the consent of the Board of Trustees of MIP.

/4/   "Other Expenses" are based on estimated amounts for 2010.

/5/ "Independent Expenses" consist of LifePath 2045 Portfolio's allocable portion of the fees and expenses of the independent trustees of the Trust and MIP, counsel to such independent trustees and the independent registered public accounting firm that provides audit services to LifePath 2045 Portfolio and the 2045 Master Portfolio. BTC and BFA have contractually agreed to reimburse, or provide offsetting credits to, LifePath 2045 Portfolio and the 2045 Master Portfolio, as applicable, for Independent Expenses through the close of business on April 30, 2012.

 After giving effect to such contractual arrangements, Independent Expenses will be 0.00%. Such contractual arrangements may not be terminated prior to April 30, 2012 without the consent of the Board of Trustees of the Trust or MIP, as applicable.

/6/ "Acquired Fund Fees and Expenses (Underlying Funds)" reflect LifePath 2045 Portfolio's PRO RATA share of the fees and expenses incurred by investing in certain other funds, including the underlying funds. "Acquired Fund Fees and Expenses" are estimated for the LifePath 2045 Portfolio.

/7/ Total Annual Class Operating Expenses in the table above and the following example reflect the expenses of shares of LifePath 2045 Portfolio and the 2045 Master Portfolio and also reflect a weighted average of the total operating expense ratios of the underlying funds in which the 2045 Master Portfolio invests.

EXAMPLE

This Example is intended to help you compare the cost of investing in shares of LifePath 2045 Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in shares of LifePath 2045 Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that LifePath 2045 Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                      1 YEAR       3 YEARS
----------------------------------------------------------
  Investor A Shares                   $  631       $  899
----------------------------------------------------------
  Investor C Shares                   $  288       $  626
----------------------------------------------------------
  Institutional Shares                $   87       $  317
----------------------------------------------------------
  Class R Shares                      $  137       $  472
----------------------------------------------------------

You would pay the following expenses if you did not redeem your shares:

                                      1 YEAR       3 YEARS
----------------------------------------------------------
  Investor C Shares                   $  188       $  626
----------------------------------------------------------

PORTFOLIO TURNOVER

The 2045 Master Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual class operating expenses or in the Example, affect LifePath 2045 Portfolio's performance.

PRINCIPAL INVESTMENT STRATEGIES OF LIFEPATH 2045 PORTFOLIO
--------------------------------------------------------------------------------
LifePath 2045 Portfolio invests all of its assets in the 2045 Master Portfolio, a separate mutual fund with a substantially identical investment objective, which allocates and reallocates its assets among a combination of equity, bond and money market funds (the "Underlying Funds") in proportions based on its own comprehensive investment strategy.

LifePath 2045 Portfolio is designed for investors expecting to retire or to begin withdrawing assets around the year 2045. As of the date of this Prospectus, LifePath 2045 Portfolio is expected to invest approximately 93% of its assets in Underlying Funds that invest primarily in equity securities, 7% of its assets in Underlying Funds that invest primarily in bonds and the remainder of its assets in Underlying Funds that invest primarily in money market instruments. Certain Underlying Funds may invest in real estate investment trusts ("REITs"), foreign securities, emerging markets, below investment-grade bonds and derivative securities or instruments, such as options and futures, the value of which is derived from another security, a commodity, a currency or an index.

Under normal circumstances, the asset allocation will change over time according to a predetermined "glide path" as LifePath 2045 Portfolio approaches its target date. The glide path below represents the shifting of asset classes over time. As the glide path shows, LifePath 2045 Portfolio's asset mix becomes more conservative - both prior to and after retirement - as time elapses. This reflects the need for reduced investment risks as retirement approaches and the need for lower volatility of LifePath 2045 Portfolio, which may be a primary source of income after retirement.

The following chart illustrates the glide path - the target allocation among asset classes as the LifePath Portfolios approach their target dates:

[GRAPHIC APPEARS HERE]

The asset allocation targets are established by the portfolio managers working with oversight from a committee of BFA investment professionals. The investment team, including the portfolio managers and this investment committee, meets regularly to assess market conditions, review the asset allocation targets of LifePath 2045 Portfolio, and determine whether any changes are required to enable LifePath 2045 Portfolio to achieve its investment objective.

Although the asset allocation targets listed for the glide path are general, long-term targets, BFA may periodically adjust the proportion of equity funds and fixed-income funds in LifePath 2045 Portfolio, based on an assessment of the current market conditions and the potential contribution of each asset class to the expected risk and return characteristics of LifePath 2045 Portfolio. In general, the adjustments will be limited to +/- 10% relative to the target allocations. BFA may determine, in light of market conditions or other factors, that a greater variation is warranted to protect LifePath 2045 Portfolio or achieve its investment objective.

BFA's second step in the structuring of LifePath 2045 Portfolio is the selection of the Underlying Funds. Factors such as fund classifications, historical risk and performance, and the relationship to other Underlying Funds in LifePath 2045 Portfolio are considered when selecting Underlying Funds. The specific Underlying Funds selected for LifePath 2045 Portfolio are determined at BFA's discretion and may change as deemed appropriate to allow LifePath 2045 Portfolio to meet its investment objective. See the "Details About the LifePath Portfolios
- A Further Discussion of Principal Investment Strategies" section of the Prospectus for a complete list of the Underlying Funds, their classification into equity or fixed-income funds and a brief description of their investment objectives and primary investment strategies.

Within the prescribed percentage allocations to equity and fixed-income funds, BFA seeks to diversify LifePath 2045 Portfolio. The equity allocation may be further diversified by style (including both value and growth funds), market capitalization (including both large cap and small cap funds), globally (including domestic and international (including emerging market) funds), or other factors. The fixed-income allocation may be further diversified by sector (including government, corporate, agency, and other sectors), duration (a calculation of the average life of a bond which measures its price risk), credit quality (including non-investment grade debt or junk bonds), geographic location (including U.S. and foreign-issued securities), or other factors. The percentage allocation to the various styles of equity and fixed-income are determined at the discretion of the investment team and can be changed to reflect the current market environment.

PRINCIPAL RISKS OF INVESTING IN LIFEPATH 2045 PORTFOLIO
--------------------------------------------------------------------------------
Risk is inherent in all investing. The value of your investment in LifePath 2045 Portfolio, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in LifePath 2045 Portfolio or your investment may not perform as well as other similar investments. An investment in LifePath 2045 Portfolio is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The following is a summary description of certain risks of investing in LifePath 2045 Portfolio. LifePath 2045 Portfolio invests all of its assets in the 2045 Master Portfolio, which allocates its assets among a combination of Underlying Funds. Therefore, references to LifePath 2045 Portfolio in the description of risks below may include the Underlying Funds in which the 2045 Master Portfolio invests, as applicable.

.. ALLOCATION RISK - LifePath 2045 Portfolio's ability to achieve its investment goal depends upon BFA's skill in determining LifePath 2045 Portfolio's strategic asset class allocation and in selecting the best mix of Underlying Funds. There is a risk that BFA's evaluations and assumptions regarding asset classes or Underlying Funds may be incorrect in view of actual market conditions.

.. CONCENTRATION RISK - To the extent that an underlying index of an Underlying
  Fund is concentrated in the securities of companies, a particular market, industry, group of industries, sector or asset class, country, region or group of countries, that Underlying Fund may be adversely affected by the performance of those securities, may be subject to increased price volatility and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting that market, industry, group of industries, sector or asset class, country, region or group of countries.

.. DEBT SECURITIES RISK - Debt securities, such as bonds, involve credit risk.
  Credit risk is the risk that the borrower will not make timely payments of principal and interest. Changes in an issuer's credit rating or the market's perception of an issuer's creditworthiness may also affect the value of LifePath 2045 Portfolio's investment in that issuer. The degree of credit risk depends on the issuer's financial condition and on the terms of the securities. Debt securities are also subject to interest rate risk. Interest rate risk is the risk that the value of a debt security may fall when interest rates rise. In general, the market price of debt securities with longer maturities will go up or down more in response to changes in interest rates than the market price of shorter term securities.

.. DERIVATIVES RISK - LifePath 2045 Portfolio's use of derivatives may reduce
  LifePath 2045 Portfolio's returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of LifePath 2045 Portfolio's use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets.

.. EMERGING MARKETS RISK - Emerging markets are riskier than more developed markets because they tend to develop unevenly and may never fully develop. Investments in emerging markets may be considered speculative. Emerging markets are more likely to experience hyper-inflation and currency devaluations, which adversely affect returns to U.S. investors. In addition, many emerging securities markets have far lower trading volumes and less liquidity than developed markets.

.. EQUITY SECURITIES RISK - Stock markets are volatile. The price of equity securities fluctuates based on changes in a company's financial condition and overall market and economic conditions.

.. EXTENSION RISK - When interest rates rise, certain obligations will be paid off by the obligor more slowly than anticipated, causing the value of these securities to fall.

.. FOREIGN SECURITIES RISK - Foreign investments often involve special risks not present in U.S. investments that can increase the chances that LifePath 2045 Portfolio will lose money. These risks include:

    . LifePath 2045 Portfolio generally holds its foreign securities and cash in foreign banks and securities depositories, which may be recently organized or new to the foreign custody business and may be subject to only limited or no regulatory oversight.

    . Changes in foreign currency exchange rates can affect the value of LifePath 2045 Portfolio's portfolio.

    . The economies of certain foreign markets may not compare favorably with the economy of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources and balance of payments position.

    . The governments of certain countries may prohibit or impose substantial restrictions on foreign investments in their capital markets or in certain industries.

    . Many foreign governments do not supervise and regulate stock exchanges, brokers and the sale of securities to the same extent as does the United States and may not have laws to protect investors that are comparable to U.S. securities laws.

    . Settlement and clearance procedures in certain foreign markets may result in delays in payment for or delivery of securities not typically associated with settlement and clearance of U.S. investments.

.. INVESTMENTS IN MUTUAL FUNDS AND EXCHANGE TRADED FUNDS RISK - LifePath 2045
  Portfolio will invest substantially all of its assets in Underlying Funds, so LifePath 2045 Portfolio's investment performance is directly related to the performance of the Underlying Funds. LifePath 2045 Portfolio may also directly invest in exchange traded funds ("ETFs"). LifePath 2045 Portfolio's net asset value will change with changes in the value of the mutual funds, ETFs and other securities in which it invests. An investment in LifePath 2045 Portfolio will entail more direct and indirect costs and expenses than a direct investment in the Underlying Funds and ETFs.

.. JUNK BONDS RISK - Although junk bonds generally pay higher rates of interest than investment grade bonds, junk bonds are high risk investments that may cause income and principal losses for LifePath 2045 Portfolio.

.. MARKET RISK AND SELECTION RISK - Market risk is the risk that one or more markets in which LifePath 2045 Portfolio invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Selection risk is the risk that the securities selected by fund management will underperform the markets, the relevant indexes or the securities selected by other funds with similar investment objectives and investment strategies. This means you may lose money.

.. MORTGAGE- AND ASSET-BACKED SECURITIES RISK - Mortgage- and asset-backed securities represent interests in "pools" of mortgages or other assets, including consumer loans or receivables held in trust. Mortgage- and asset-backed securities are subject to credit, interest rate, prepayment and extension risks. These securities also are subject to risk of default on the underlying mortgage or asset, particularly during periods of economic downturn. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-backed securities.

.. PASSIVE INVESTMENT RISK - Because BFA does not select individual companies in the underlying indexes for certain Underlying Funds, those Underlying Funds may hold stocks in companies that present risks that an adviser researching individual stocks might seek to avoid.

.. PREPAYMENT RISK - When interest rates fall, certain obligations will be paid off by the obligor more quickly than originally anticipated, and LifePath 2045 Portfolio may have to invest the proceeds in securities with lower yields.

.. REIT INVESTMENT RISK - Investments in REITs involve unique risks. REITs may have limited financial resources, may trade less frequently and in limited volume and may be more volatile than other securities.

.. SECURITIES LENDING RISK - Securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, LifePath 2045 Portfolio may lose money and there may be a delay in recovering the loaned securities. LifePath 2045 Portfolio could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral. These events could trigger adverse tax consequences for LifePath 2045 Portfolio.

.. U.S. GOVERNMENT OBLIGATIONS RISK - Certain securities in which LifePath 2045
  Portfolio may invest, including securities issued by certain U.S. government agencies and U.S. government sponsored enterprises, are not guaranteed by the U.S. government or supported by the full faith and credit of the United States.

PERFORMANCE INFORMATION
--------------------------------------------------------------------------------
LifePath 2045 Portfolio expects to commence operations as soon as practicable after the date of this Prospectus. Because LifePath 2045 Portfolio does not have a full year of operations, it does not disclose its performance history in this Prospectus.

INVESTMENT ADVISER
--------------------------------------------------------------------------------
The 2045 Master Portfolio's investment manager is BFA.

PORTFOLIO MANAGERS
--------------------------------------------------------------------------------

                      PORTFOLIO
                      MANAGER OF
                       THE 2045
                        MASTER
                      PORTFOLIO
NAME                    SINCE        TITLE
-------------------------------------------------------------
 Dagmar Nikles          2010         Director of BTC
-------------------------------------------------------------
 Leslie Gambon          2010         Director of BTC
-------------------------------------------------------------
 Alan Mason             2010         Managing Director of BTC
-------------------------------------------------------------
 Amy Whitelaw           2010         Director of BTC
-------------------------------------------------------------

                                   *   *   *

For important information about the purchase and sale of LifePath Portfolio shares, tax information, and financial intermediary compensation, please turn to "Important Additional Information" on page 59 of the Prospectus.

LifePath 2050 Portfolio Overview
--------------------------------------------------------------------------------
KEY FACTS ABOUT LIFEPATH 2050 PORTFOLIO

INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------
LifePath 2050 Portfolio, a series of BlackRock Funds III (the "Trust"), is managed for investors planning to retire (or begin to withdraw substantial portions of their investment) approximately in the year 2050. LifePath 2050 Portfolio's investment objective may be changed by the Trust's Board of Trustees without shareholder approval.

FEES AND EXPENSES OF LIFEPATH 2050 PORTFOLIO
--------------------------------------------------------------------------------
The table below describes the fees and expenses that you may pay if you buy and hold shares of LifePath 2050 Portfolio. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $25,000 in certain funds in the fund complex advised by BlackRock Fund Advisors ("BFA") and its affiliates. More information about these and other discounts is available from your financial professional and in the "Details about the Share Classes" section of the prospectus ("Prospectus") and in the "Purchase of Shares" section of the Statement of Additional Information ("SAI").

SHAREHOLDER FEES                                             INVESTOR A         INVESTOR C        INSTITUTIONAL     CLASS R
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)                      SHARES              SHARES              SHARES          SHARES
------------------------------------------------------------------------------------------------------------------------------------
 Maximum Sales Charge (Load) Imposed on Purchases              5.25%                 None                 None             None
 (as percentage of offering price)
------------------------------------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load) (as                       None/1/              1.00%/2/              None             None
 percentage of offering price or redemption proceeds,
 whichever is lower)
------------------------------------------------------------------------------------------------------------------------------------

ANNUAL CLASS OPERATING EXPENSES
(EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF          INVESTOR A          INVESTOR C        INSTITUTIONAL     CLASS R
THE VALUE OF YOUR INVESTMENT)                                  SHARES              SHARES              SHARES          SHARES
------------------------------------------------------------------------------------------------------------------------------------
 Management Fee/3/                                             0.35%              0.35%                0.35%               0.35%
------------------------------------------------------------------------------------------------------------------------------------
Distribution and/or Service (12b-1) Fees                       0.25%              1.00%                None                0.50%
------------------------------------------------------------------------------------------------------------------------------------
Other Expenses                                                 0.83%              0.83%                0.83%               0.83%
  Administration Fees                                     0.50%              0.50%                0.50%               0.50%
  Independent Expenses/4 5/                               0.33%              0.33%                0.33%               0.33%
------------------------------------------------------------------------------------------------------------------------------------
Acquired Fund Fees and Expenses (Underlying                    0.34%              0.34%                0.34%               0.34%
 Funds)/6/
------------------------------------------------------------------------------------------------------------------------------------
Total Annual Class Operating Expenses/7/                       1.77%              2.52%                1.52%               2.02%
------------------------------------------------------------------------------------------------------------------------------------
Fee Waivers and/or Expense Reimbursements/3 5/                (0.67)%            (0.67)%              (0.67)%             (0.67)%
------------------------------------------------------------------------------------------------------------------------------------
Total Annual Class Operating Expenses After Fee                1.10%              1.85%                0.85%               1.35%
 Waivers and/or Expense Reimbursements/3 5 7/
------------------------------------------------------------------------------------------------------------------------------------

-------
/1/ A contingent deferred sales charge ("CDSC") of 1.00% is assessed on certain redemptions of Investor A Shares made within 18 months after purchase where no initial sales charge was paid at the time of purchase as part of an investment of $1,000,000 or more.

/2/   There is no CDSC on Investor C Shares after one year.

/3/ BFA, the investment adviser to LifePath 2050 Master Portfolio (the "2050 Master Portfolio"), a series of Master Investment Portfolio ("MIP"), has contractually agreed to waive its management fee at the 2050 Master Portfolio level in an amount equal to the management fees and administration fees, if any, received by BFA or BlackRock Institutional Trust Company, N.A. ("BTC"), from each investment company in which the 2050 Master Portfolio invests through the close of business on April 30, 2012 (the "contractual waiver"). The contractual waiver may not be terminated prior to April 30, 2012 without the consent of the Board of Trustees of MIP.

/4/   Independent Expenses have been restated to reflect current fees.

/5/ "Independent Expenses" consist of LifePath 2050 Portfolio's allocable portion of the fees and expenses of the independent trustees of the Trust and MIP, counsel to such independent trustees and the independent registered public accounting firm that provides audit services in connection with LifePath 2050 Portfolio and the 2050 Master Portfolio. BTC and BFA have contractually agreed to reimburse, or provide offsetting credits to, LifePath 2050 Portfolio and the 2050 Master Portfolio, as applicable, for Independent Expenses through the close of business on April 30, 2012. After giving effect to such contractual arrangements, Independent Expenses will be 0.00%. Such contractual arrangements may not be terminated prior to April 30, 2012 without the consent of the Board of Trustees of the Trust or MIP, as applicable.

/6/ "Acquired Fund Fees and Expenses (Underlying Funds)" reflect LifePath 2050 Portfolio's PRO RATA share of the fees and expenses incurred by investing in certain other funds, including the underlying funds.

/7/ Total Annual Class Operating Expenses in the table above and the following example reflect the expenses of shares of LifePath 2050 Portfolio and the 2050 Master Portfolio and also reflect a weighted average of the total operating expense ratios of the underlying funds in which the 2050 Master Portfolio invests.

EXAMPLE

This Example is intended to help you compare the cost of investing in shares of LifePath 2050 Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in shares of LifePath 2050 Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that LifePath 2050 Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                          1 YEAR       3 YEARS        5 YEARS         10 YEARS
--------------------------------------------------------------------------------
  Investor A Shares         $  631       $  926        $  1,312        $  2,391
--------------------------------------------------------------------------------
  Investor C Shares         $  288       $  653        $  1,216        $  2,751
--------------------------------------------------------------------------------
  Institutional Shares      $   87       $  345        $    698        $  1,694
--------------------------------------------------------------------------------
  Class R Shares            $  137       $  500        $    961        $  2,237
--------------------------------------------------------------------------------

You would pay the following expenses if you did not redeem your shares:

                           1 YEAR       3 YEARS        5 YEARS         10 YEARS
--------------------------------------------------------------------------------
  Investor C Shares        $  188       $  653        $  1,216        $  2,751
--------------------------------------------------------------------------------

PORTFOLIO TURNOVER

The 2050 Master Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual class operating expenses or in the Example, affect LifePath 2050 Portfolio's performance. During the most recent fiscal year, the 2050 Master Portfolio's portfolio turnover rate was 12% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES OF LIFEPATH 2050 PORTFOLIO
--------------------------------------------------------------------------------
LifePath 2050 Portfolio invests all of its assets in the 2050 Master Portfolio, a separate mutual fund with a substantially identical investment objective, which allocates and reallocates its assets among a combination of equity, bond and money market funds (the "Underlying Funds") in proportions based on its own comprehensive investment strategy.

LifePath 2050 Portfolio is designed for investors expecting to retire or to begin withdrawing assets around the year 2050. As of March 31, 2010, LifePath 2050 Portfolio held approximately 99% of its assets in Underlying Funds that invest primarily in equity securities, 1% of its assets in Underlying Funds that invest primarily in bonds and the remainder of its assets in Underlying Funds that invest primarily in money market instruments. Certain Underlying Funds may invest in real estate investment trusts ("REITs"), foreign securities, emerging markets, below investment-grade bonds and derivative securities or instruments, such as options and futures, the value of which is derived from another security, a commodity, a currency or an index.

Under normal circumstances, the asset allocation will change over time according to a predetermined "glide path" as LifePath 2050 Portfolio approaches its target date. The glide path below represents the shifting of asset classes over time. As the glide path shows, LifePath 2050 Portfolio's asset mix becomes more conservative - both prior to and after retirement - as time elapses. This reflects the need for reduced investment risks as retirement approaches and the need for lower volatility of LifePath 2050 Portfolio, which may be a primary source of income after retirement.

The following chart illustrates the glide path - the target allocation among asset classes as the LifePath Portfolios approach their target dates:

[GRAPHIC APPEARS HERE]

The asset allocation targets are established by the portfolio managers working with oversight from a committee of BFA investment professionals. The investment team, including the portfolio managers and this investment committee, meets regularly to assess market conditions, review the asset allocation targets of LifePath 2050 Portfolio, and determine whether any changes are required to enable LifePath 2050 Portfolio to achieve its investment objective.

Although the asset allocation targets listed for the glide path are general, long-term targets, BFA may periodically adjust the proportion of equity funds and fixed-income funds in LifePath 2050 Portfolio, based on an assessment of the current market conditions and the potential contribution of each asset class to the expected risk and return characteristics of LifePath 2050 Portfolio. In general, the adjustments will be limited to +/- 10% relative to the target allocations. BFA may determine, in light of market conditions or other factors, that a greater variation is warranted to protect LifePath 2050 Portfolio or achieve its investment objective.

BFA's second step in the structuring of LifePath 2050 Portfolio is the selection of the Underlying Funds. Factors such as fund classifications, historical risk and performance, and the relationship to other Underlying Funds in LifePath 2050 Portfolio are considered when selecting Underlying Funds. The specific Underlying Funds selected for LifePath 2050 Portfolio are determined at BFA's discretion and may change as deemed appropriate to allow LifePath 2050 Portfolio to meet its investment objective. See the "Details About the LifePath Portfolios
- A Further Discussion of Principal Investment Strategies" section of the Prospectus for a complete list of the Underlying Funds, their classification into equity or fixed-income funds and a brief description of their investment objectives and primary investment strategies.

Within the prescribed percentage allocations to equity and fixed-income funds, BFA seeks to diversify LifePath 2050 Portfolio. The equity allocation may be further diversified by style (including both value and growth funds), market capitalization (including both large cap and small cap funds), globally (including domestic and international (including emerging market) funds), or other factors. The fixed-income allocation may be further diversified by sector (including government, corporate, agency, and other sectors), duration (a calculation of the average life of a bond which measures its price risk), credit quality (including non-investment grade debt or junk bonds), geographic location (including U.S. and foreign-issued securities), or other factors. The percentage allocation to the various styles of equity and fixed-income are determined at the discretion of the investment team and can be changed to reflect the current market environment.

PRINCIPAL RISKS OF INVESTING IN LIFEPATH 2050 PORTFOLIO
--------------------------------------------------------------------------------
Risk is inherent in all investing. The value of your investment in LifePath 2050 Portfolio, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in LifePath 2050 Portfolio or your investment may not perform as well as other similar investments. An investment in LifePath 2050 Portfolio is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The following is a summary description of certain risks of investing in LifePath 2050 Portfolio. LifePath 2050 Portfolio invests all of its assets in the 2050 Master Portfolio, which allocates its assets among a combination of Underlying Funds. Therefore, references to LifePath 2050 Portfolio in the description of risks below may include the Underlying Funds in which the 2050 Master Portfolio invests, as applicable.

.. ALLOCATION RISK - LifePath 2050 Portfolio's ability to achieve its investment goal depends upon BFA's skill in determining LifePath 2050 Portfolio's strategic asset class allocation and in selecting the best mix of Underlying Funds. There is a risk that BFA's evaluations and assumptions regarding asset classes or Underlying Funds may be incorrect in view of actual market conditions.

.. CONCENTRATION RISK - To the extent that an underlying index of an Underlying
  Fund is concentrated in the securities of companies, a particular market, industry, group of industries, sector or asset class, country, region or group of countries, that Underlying Fund may be adversely affected by the performance of those securities, may be subject to increased price volatility and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting that market, industry, group of industries, sector or asset class, country, region or group of countries.

.. DEBT SECURITIES RISK - Debt securities, such as bonds, involve credit risk.
  Credit risk is the risk that the borrower will not make timely payments of principal and interest. Changes in an issuer's credit rating or the market's perception of an issuer's creditworthiness may also affect the value of LifePath 2050 Portfolio's investment in that issuer. The degree of credit risk depends on the issuer's financial condition and on the terms of the securities. Debt securities are also subject to interest rate risk. Interest rate risk is the risk that the value of a debt security may fall when interest rates rise. In general, the market price of debt securities with longer maturities will go up or down more in response to changes in interest rates than the market price of shorter term securities.

.. DERIVATIVES RISK - LifePath 2050 Portfolio's use of derivatives may reduce
  LifePath 2050 Portfolio's returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of LifePath 2050 Portfolio's use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets.

.. EMERGING MARKETS RISK - Emerging markets are riskier than more developed markets because they tend to develop unevenly and may never fully develop. Investments in emerging markets may be considered speculative. Emerging markets are more likely to experience hyper-inflation and currency devaluations, which adversely affect returns to U.S. investors. In addition, many emerging securities markets have far lower trading volumes and less liquidity than developed markets.

.. EQUITY SECURITIES RISK - Stock markets are volatile. The price of equity securities fluctuates based on changes in a company's financial condition and overall market and economic conditions.

.. EXTENSION RISK - When interest rates rise, certain obligations will be paid off by the obligor more slowly than anticipated, causing the value of these securities to fall.

.. FOREIGN SECURITIES RISK - Foreign investments often involve special risks not present in U.S. investments that can increase the chances that LifePath 2050 Portfolio will lose money. These risks include:

    . LifePath 2050 Portfolio generally holds its foreign securities and cash in foreign banks and securities depositories, which may be recently organized or new to the foreign custody business and may be subject to only limited or no regulatory oversight.

    . Changes in foreign currency exchange rates can affect the value of LifePath 2050 Portfolio's portfolio.

    . The economies of certain foreign markets may not compare favorably with the economy of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources and balance of payments position.

    . The governments of certain countries may prohibit or impose substantial restrictions on foreign investments in their capital markets or in certain industries.

    . Many foreign governments do not supervise and regulate stock exchanges, brokers and the sale of securities to the same extent as does the United States and may not have laws to protect investors that are comparable to U.S. securities laws.

    . Settlement and clearance procedures in certain foreign markets may result in delays in payment for or delivery of securities not typically associated with settlement and clearance of U.S. investments.

.. INVESTMENTS IN MUTUAL FUNDS AND EXCHANGE TRADED FUNDS RISK - LifePath 2050
  Portfolio will invest substantially all of its assets in Underlying Funds, so LifePath 2050 Portfolio's investment performance is directly related to the performance of the Underlying Funds. LifePath 2050 Portfolio may also directly invest in exchange traded funds ("ETFs"). LifePath 2050 Portfolio's net asset value will change with changes in the value of the mutual funds, ETFs and other securities in which it invests. An investment in LifePath 2050 Portfolio will entail more direct and indirect costs and expenses than a direct investment in the Underlying Funds and ETFs.

.. JUNK BONDS RISK - Although junk bonds generally pay higher rates of interest than investment grade bonds, junk bonds are high risk investments that may cause income and principal losses for LifePath 2050 Portfolio.

.. MARKET RISK AND SELECTION RISK - Market risk is the risk that one or more markets in which LifePath 2050 Portfolio invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Selection risk is the risk that the securities selected by fund management will underperform the markets, the relevant indexes or the securities selected by other funds with similar investment objectives and investment strategies. This means you may lose money.

.. MORTGAGE- AND ASSET-BACKED SECURITIES RISK - Mortgage- and asset-backed securities represent interests in "pools" of mortgages or other assets, including consumer loans or receivables held in trust. Mortgage- and asset-backed securities are subject to credit, interest rate, prepayment and extension risks. These securities also are subject to risk of default on the underlying mortgage or asset, particularly during periods of economic downturn. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-backed securities.

.. PASSIVE INVESTMENT RISK - Because BFA does not select individual companies in the underlying indexes for certain Underlying Funds, those Underlying Funds may hold stocks in companies that present risks that an adviser researching individual stocks might seek to avoid.

.. PREPAYMENT RISK - When interest rates fall, certain obligations will be paid off by the obligor more quickly than originally anticipated, and LifePath 2050 Portfolio may have to invest the proceeds in securities with lower yields.

.. REIT INVESTMENT RISK - Investments in REITs involve unique risks. REITs may have limited financial resources, may trade less frequently and in limited volume and may be more volatile than other securities.

.. SECURITIES LENDING RISK - Securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, LifePath 2050 Portfolio may lose money and there may be a delay in recovering the loaned securities. LifePath 2050 Portfolio could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral. These events could trigger adverse tax consequences for LifePath 2050 Portfolio.

.. U.S. GOVERNMENT OBLIGATIONS RISK - Certain securities in which LifePath 2050
  Portfolio may invest, including securities issued by certain U.S. government agencies and U.S. government sponsored enterprises, are not guaranteed by the U.S. government or supported by the full faith and credit of the United States.

PERFORMANCE INFORMATION
--------------------------------------------------------------------------------
The bar chart and table in this section provide some indication of the risks of investing in LifePath 2050 Portfolio. The bar chart shows the returns for Institutional Shares of LifePath 2050 Portfolio for the last calendar year. The average annual total return table compares the performance of LifePath 2050 Portfolio to that of the LifePath 2050 Portfolio Custom Benchmark. The LifePath 2050 Portfolio Custom Benchmark, a customized weighted index comprised of the different indexes set forth in the table below, is representative of the asset classes in which LifePath 2050 Portfolio invests according to their weightings as of the most recent quarter-end. Prior to May 3, 2010, Investor A Shares were designated Class R Shares and were subject to different sales charge and distribution and service fee schedule. The performance information of Investor A Shares in the average annual total return table does not reflect the Investor A sales charge. If such charges were reflected, the returns shown for Investor A Shares would be lower. The average annual total return table does not show the annual returns for the Investor C and Class R Shares since Investor C and Class R Shares had not commenced operations as of December 31, 2009. Annual returns for Investor C and Class R Shares would differ from the annual returns for Institutional Shares because Investor C and Class R Shares are expected to have higher fees and expenses than Institutional Shares. How LifePath 2050 Portfolio performed in the past (before and after taxes) is not necessarily an indication of how it will perform in the future. If BFA and its affiliates had not waived or reimbursed certain LifePath 2050 Portfolio expenses during these periods, LifePath 2050 Portfolio's returns would have been lower.

LIFEPATH 2050 PORTFOLIO - INSTITUTIONAL SHARES

                 ANNUAL TOTAL RETURNS (YEAR ENDED DECEMBER 31)

[GRAPHIC APPEARS HERE]

2009   30.35%

During the period shown in the bar chart, the highest return for a quarter was 21.06% (quarter ended June 30, 2009) and the lowest return for a quarter was -12.76% (quarter ended March 31, 2009). The year-to-date return as of March 31, 2010 was 4.14%.

                                                                                                           SINCE
                                                                                                         INCEPTION
AS OF 12/31/09                                                                                           (JUNE 30,
AVERAGE ANNUAL TOTAL RETURNS                                                                  1 YEAR        2008)
------------------------------------------------------------------------------------------------------------------------------------
 LifePath 2050 Portfolio - Institutional
  Return Before Taxes                                                                          30.35%     (7.86)%
  Return After Taxes on Distributions                                                          28.59%     (8.77)%
  Return After Taxes on Distributions and Sale of Fund Shares                                  19.85%     (7.12)%
------------------------------------------------------------------------------------------------------------------------------------
LifePath 2050 Portfolio - Investor A
  Return Before Taxes                                                                          30.08%     (8.07)%
------------------------------------------------------------------------------------------------------------------------------------
LifePath 2050 Portfolio Custom Benchmark (Reflects no deductions for fees,
 expenses or taxes)                                                                            34.11%     (6.38)%
------------------------------------------------------------------------------------------------------------------------------------
S&P 1500 Index (Reflects no deductions for fees, expenses or taxes)                            27.25%       N/A
------------------------------------------------------------------------------------------------------------------------------------
Barclays Capital U.S. Aggregate Bond Index (Reflects no deductions for fees,
 expenses or taxes)                                                                             5.93%       N/A
------------------------------------------------------------------------------------------------------------------------------------
MSCI All Country World Index ex US IMI Index (Reflects no deductions for fees,
 expenses or taxes)                                                                            43.60%       N/A
------------------------------------------------------------------------------------------------------------------------------------
Citigroup 3-Month Treasury Bill Index (Reflects no deductions for fees, expenses or
 taxes)                                                                                         0.16%       N/A
------------------------------------------------------------------------------------------------------------------------------------
Barclays Capital U.S. Treasury Inflation Protected Securities (TIPS) Index (Series-L)
 (Reflects no deductions for fees, expenses or taxes)                                          11.41%       N/A
------------------------------------------------------------------------------------------------------------------------------------
FTSE EPRA/NAREIT Global Real Estate Index (Reflects no deductions for fees,
 expenses or taxes)                                                                            38.25%       N/A
------------------------------------------------------------------------------------------------------------------------------------

After-tax returns in the table above are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Institutional Shares only, and the after-tax returns for Investor A, Investor C and Class R Shares will vary.

INVESTMENT ADVISER
--------------------------------------------------------------------------------
The 2050 Master Portfolio's investment manager is BFA.

PORTFOLIO MANAGERS
--------------------------------------------------------------------------------

                      PORTFOLIO
                      MANAGER OF
                       THE 2050
                        MASTER
                      PORTFOLIO
NAME                    SINCE           TITLE
--------------------------------------------------------------------------------
Dagmar Nikles           2008            Director of BTC
--------------------------------------------------------------------------------
Leslie Gambon           2008            Director of BTC
--------------------------------------------------------------------------------
Alan Mason              2009            Managing Director of BTC
--------------------------------------------------------------------------------
Amy Whitelaw            2010            Director of BTC
--------------------------------------------------------------------------------

                                   *   *   *

For important information about the purchase and sale of LifePath Portfolio shares, tax information, and financial intermediary compensation, please turn to "Important Additional Information" on page 59 of the Prospectus.

LifePath 2055 Portfolio Overview
--------------------------------------------------------------------------------
KEY FACTS ABOUT LIFEPATH 2055 PORTFOLIO

INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------
LifePath 2055 Portfolio, a series of BlackRock Funds III (the "Trust"), is managed for investors planning to retire (or begin to withdraw substantial portions of their investment) approximately in the year 2055. LifePath 2055 Portfolio's investment objective may be changed by the Trust's Board of Trustees without shareholder approval.

FEES AND EXPENSES OF LIFEPATH 2055 PORTFOLIO
--------------------------------------------------------------------------------
The table below describes the fees and expenses that you may pay if you buy and hold shares of LifePath 2055 Portfolio. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $25,000 in certain funds in the fund complex advised by BlackRock Fund Advisors ("BFA") and its affiliates. More information about these and other discounts is available from your financial professional and in the "Details about the Share Classes" section of the prospectus ("Prospectus") and in the "Purchase of Shares" section of the Statement of Additional Information ("SAI").

SHAREHOLDER FEES                                             INVESTOR A          INVESTOR C        INSTITUTIONAL       CLASS R
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)                      SHARES              SHARES              SHARES          SHARES
------------------------------------------------------------------------------------------------------------------------------------
 Maximum Sales Charge (Load) Imposed on Purchases                 5.25%             None                None             None
 (as percentage of offering price)
------------------------------------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load) (as                        None/1/             1.00%/2/            None             None
 percentage of offering price or redemption proceeds,
 whichever is lower)
------------------------------------------------------------------------------------------------------------------------------------

ANNUAL CLASS OPERATING EXPENSES
(EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF          INVESTOR A          INVESTOR C        INSTITUTIONAL       CLASS R
THE VALUE OF YOUR INVESTMENT)                                  SHARES              SHARES              SHARES           SHARES
------------------------------------------------------------------------------------------------------------------------------------
 Management Fee/3/                                              0.35%               0.35%              0.35%             0.35%
------------------------------------------------------------------------------------------------------------------------------------
Distribution and/or Service (12b-1) Fees                         0.25%              1.00%              None              0.50%
------------------------------------------------------------------------------------------------------------------------------------
Other Expenses/4/                                                0.52%              0.52%              0.52%             0.52%
  Administration Fees                                       0.50%              0.50%              0.50%             0.50%
  Independent Expenses/5/                                 0.02%              0.02%              0.02%             0.02%
------------------------------------------------------------------------------------------------------------------------------------
Acquired Fund Fees and Expenses (Underlying                      0.34%              0.34%              0.34%             0.34%
 Funds)/6/
------------------------------------------------------------------------------------------------------------------------------------
Total Annual Class Operating Expenses/7/                         1.46%              2.21%              1.21%             1.71%
------------------------------------------------------------------------------------------------------------------------------------
Fee Waivers and/or Expense Reimbursements/3 5/                  (0.36)%            (0.36)%            (0.36)%           (0.36)%
------------------------------------------------------------------------------------------------------------------------------------
Total Annual Class Operating Expenses After Fee                  1.10%              1.85%              0.85%             1.35%
 Waivers and/or Expense Reimbursements/3 5 7/
------------------------------------------------------------------------------------------------------------------------------------

-------
/1/ A contingent deferred sales charge ("CDSC") of 1.00% is assessed on certain redemptions of Investor A Shares made within 18 months after purchase where no initial sales charge was paid at the time of purchase as part of an investment of $1,000,000 or more.

/2/   There is no CDSC on Investor C Shares after one year.

/3/ BFA, the investment adviser to LifePath 2055 Master Portfolio (the "2055 Master Portfolio"), a series of Master Investment Portfolio ("MIP"), has contractually agreed to waive its management fee at the 2055 Master Portfolio level in an amount equal to the management fees and administration fees, if any, received by BFA or BlackRock Institutional Trust Company, N.A. ("BTC"), from each investment company in which the 2055 Master Portfolio invests through the close of business on April 30, 2012 (the "contractual waiver"). The contractual waiver may not be terminated prior to April 30, 2012 without the consent of the Board of Trustees of MIP.

/4/   "Other Expenses" are based on estimated amounts for 2010.

/5/ "Independent Expenses" consist of LifePath 2055 Portfolio's allocable portion of the fees and expenses of the independent trustees of the Trust and MIP, counsel to such independent trustees and the independent registered public accounting firm that provides audit services in connection with LifePath 2055 Portfolio and the 2055 Master Portfolio. BTC and BFA have contractually agreed to reimburse, or provide offsetting credits to, LifePath 2055 Portfolio and the 2055 Master Portfolio, as applicable, for Independent Expenses through the close of business on April 30, 2012.

 After giving effect to such contractual arrangements, Independent Expenses will be 0.00%. Such contractual arrangements may not be terminated prior to April 30, 2012 without the consent of the Board of Trustees of the Trust or MIP, as applicable.

/6/ "Acquired Fund Fees and Expenses (Underlying Funds)" reflect LifePath 2055 Portfolio's PRO RATA share of the fees and expenses incurred by investing in certain other funds, including the underlying funds. "Acquired Fund Fees and Expenses" are estimated for the LifePath 2055 Portfolio.

/7/ Total Annual Class Operating Expenses in the table above and the following example reflect the expenses of shares of LifePath 2055 Portfolio and the 2055 Master Portfolio and also reflect a weighted average of the total operating expense ratios of the underlying funds in which the 2055 Master Portfolio invests.

EXAMPLE

This Example is intended to help you compare the cost of investing in shares of LifePath 2055 Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in shares of LifePath 2055 Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that LifePath 2055 Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                      1 YEAR       3 YEARS
----------------------------------------------------------
  Investor A Shares                   $  631       $  899
----------------------------------------------------------
  Investor C Shares                   $  288       $  626
----------------------------------------------------------
  Institutional Shares                $   87       $  317
----------------------------------------------------------
  Class R Shares                      $  137       $  472
----------------------------------------------------------

You would pay the following expenses if you did not redeem your shares:

                                      1 YEAR       3 YEARS
----------------------------------------------------------
  Investor C Shares                   $  188       $  626
----------------------------------------------------------

PORTFOLIO TURNOVER

The 2055 Master Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual class operating expenses or in the Example, affect LifePath 2055 Portfolio's performance.

PRINCIPAL INVESTMENT STRATEGIES OF LIFEPATH 2055 PORTFOLIO
--------------------------------------------------------------------------------
LifePath 2055 Portfolio invests all of its assets in the 2055 Master Portfolio, a separate mutual fund with a substantially identical investment objective, which allocates and reallocates its assets among a combination of equity, bond and money market funds (the "Underlying Funds") in proportions based on its own comprehensive investment strategy.

LifePath 2055 Portfolio is designed for investors expecting to retire or to begin withdrawing assets around the year 2055. As of the date of this Prospectus, LifePath 2055 Portfolio is expected to invest approximately 99% of its assets in Underlying Funds that invest primarily in equity securities, 1% of its assets in Underlying Funds that invest primarily in bonds and the remainder of its assets in Underlying Funds that invest primarily in money market instruments. Certain Underlying Funds may invest in real estate investment trusts ("REITs"), foreign securities, emerging markets, below investment-grade bonds and derivative securities or instruments, such as options and futures, the value of which is derived from another security, a commodity, a currency or an index.

Under normal circumstances, the asset allocation will change over time according to a predetermined "glide path" as LifePath 2055 Portfolio approaches its target date. The glide path below represents the shifting of asset classes over time. As the glide path shows, LifePath 2055 Portfolio's asset mix becomes more conservative - both prior to and after retirement - as time elapses. This reflects the need for reduced investment risks as retirement approaches and the need for lower volatility of LifePath 2055 Portfolio, which may be a primary source of income after retirement.

The following chart illustrates the glide path - the target allocation among asset classes as the LifePath Portfolios approach their target dates:

[GRAPHIC APPEARS HERE]

The asset allocation targets are established by the portfolio managers working with oversight from a committee of BFA investment professionals. The investment team, including the portfolio managers and this investment committee, meets regularly to assess market conditions, review the asset allocation targets of LifePath 2055 Portfolio, and determine whether any changes are required to enable LifePath 2055 Portfolio to achieve its investment objective.

Although the asset allocation targets listed for the glide path are general, long-term targets, BFA may periodically adjust the proportion of equity funds and fixed-income funds in LifePath 2055 Portfolio, based on an assessment of the current market conditions and the potential contribution of each asset class to the expected risk and return characteristics of LifePath 2055 Portfolio. In general, the adjustments will be limited to +/- 10% relative to the target allocations. BFA may determine, in light of market conditions or other factors, that a greater variation is warranted to protect LifePath 2055 Portfolio or achieve its investment objective.

BFA's second step in the structuring of LifePath 2055 Portfolio is the selection of the Underlying Funds. Factors such as fund classifications, historical risk and performance, and the relationship to other Underlying Funds in LifePath 2055 Portfolio are considered when selecting Underlying Funds. The specific Underlying Funds selected for LifePath 2055 Portfolio are determined at BFA's discretion and may change as deemed appropriate to allow LifePath 2055 Portfolio to meet its investment objective. See the "Details About the LifePath Portfolios
- A Further Discussion of Principal Investment Strategies" section of the Prospectus for a complete list of the Underlying Funds, their classification into equity or fixed-income funds and a brief description of their investment objectives and primary investment strategies.

Within the prescribed percentage allocations to equity and fixed-income funds, BFA seeks to diversify LifePath 2055 Portfolio. The equity allocation may be further diversified by style (including both value and growth funds), market capitalization (including both large cap and small cap funds), globally (including domestic and international (including emerging market) funds), or other factors. The fixed-income allocation may be further diversified by sector (including government, corporate, agency, and other sectors), duration (a calculation of the average life of a bond which measures its price risk), credit quality (including non-investment grade debt or junk bonds), geographic location (including U.S. and foreign-issued securities), or other factors. The percentage allocation to the various styles of equity and fixed-income are determined at the discretion of the investment team and can be changed to reflect the current market environment.

PRINCIPAL RISKS OF INVESTING IN LIFEPATH 2055 PORTFOLIO
--------------------------------------------------------------------------------
Risk is inherent in all investing. The value of your investment in LifePath 2055 Portfolio, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in LifePath 2055 Portfolio or your investment may not perform as well as other similar investments. An investment in LifePath 2055 Portfolio is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The following is a summary description of certain risks of investing in LifePath 2055 Portfolio. LifePath 2055 Portfolio invests all of its assets in the 2055 Master Portfolio, which allocates its assets among a combination of Underlying Funds. Therefore, references to LifePath 2055 Portfolio in the description of risks below may include the Underlying Funds in which the 2055 Master Portfolio invests, as applicable.

.. ALLOCATION RISK - LifePath 2055 Portfolio's ability to achieve its investment goal depends upon BFA's skill in determining LifePath 2055 Portfolio's strategic asset class allocation and in selecting the best mix of Underlying Funds. There is a risk that BFA's evaluations and assumptions regarding asset classes or Underlying Funds may be incorrect in view of actual market conditions.

.. CONCENTRATION RISK - To the extent that an underlying index of an Underlying
  Fund is concentrated in the securities of companies, a particular market, industry, group of industries, sector or asset class, country, region or group of countries, that Underlying Fund may be adversely affected by the performance of those securities, may be subject to increased price volatility and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting that market, industry, group of industries, sector or asset class, country, region or group of countries.

.. DEBT SECURITIES RISK - Debt securities, such as bonds, involve credit risk.
  Credit risk is the risk that the borrower will not make timely payments of principal and interest. Changes in an issuer's credit rating or the market's perception of an issuer's creditworthiness may also affect the value of LifePath 2055 Portfolio's investment in that issuer. The degree of credit risk depends on the issuer's financial condition and on the terms of the securities. Debt securities are also subject to interest rate risk. Interest rate risk is the risk that the value of a debt security may fall when interest rates rise. In general, the market price of debt securities with longer maturities will go up or down more in response to changes in interest rates than the market price of shorter term securities.

.. DERIVATIVES RISK - LifePath 2055 Portfolio's use of derivatives may reduce
  LifePath 2055 Portfolio's returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of LifePath 2055 Portfolio's use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets.

.. EMERGING MARKETS RISK - Emerging markets are riskier than more developed markets because they tend to develop unevenly and may never fully develop. Investments in emerging markets may be considered speculative. Emerging markets are more likely to experience hyper-inflation and currency devaluations, which adversely affect returns to U.S. investors. In addition, many emerging securities markets have far lower trading volumes and less liquidity than developed markets.

.. EQUITY SECURITIES RISK - Stock markets are volatile. The price of equity securities fluctuates based on changes in a company's financial condition and overall market and economic conditions.

.. EXTENSION RISK - When interest rates rise, certain obligations will be paid off by the obligor more slowly than anticipated, causing the value of these securities to fall.

.. FOREIGN SECURITIES RISK - Foreign investments often involve special risks not present in U.S. investments that can increase the chances that LifePath 2055 Portfolio will lose money. These risks include:

    . LifePath 2055 Portfolio generally holds its foreign securities and cash in foreign banks and securities depositories, which may be recently organized or new to the foreign custody business and may be subject to only limited or no regulatory oversight.

    . Changes in foreign currency exchange rates can affect the value of LifePath 2055 Portfolio's portfolio.

    . The economies of certain foreign markets may not compare favorably with the economy of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources and balance of payments position.

    . The governments of certain countries may prohibit or impose substantial restrictions on foreign investments in their capital markets or in certain industries.

    . Many foreign governments do not supervise and regulate stock exchanges, brokers and the sale of securities to the same extent as does the United States and may not have laws to protect investors that are comparable to U.S. securities laws.

    . Settlement and clearance procedures in certain foreign markets may result in delays in payment for or delivery of securities not typically associated with settlement and clearance of U.S. investments.

.. INVESTMENTS IN MUTUAL FUNDS AND EXCHANGE TRADED FUNDS RISK - LifePath 2055
  Portfolio will invest substantially all of its assets in Underlying Funds, so LifePath 2055 Portfolio's investment performance is directly related to the performance of the Underlying Funds. LifePath 2055 Portfolio may also directly invest in exchange traded funds ("ETFs"). LifePath 2055 Portfolio's net asset value will change with changes in the value of the mutual funds, ETFs and other securities in which it invests. An investment in LifePath 2055 Portfolio will entail more direct and indirect costs and expenses than a direct investment in the Underlying Funds and ETFs.

.. JUNK BONDS RISK - Although junk bonds generally pay higher rates of interest than investment grade bonds, junk bonds are high risk investments that may cause income and principal losses for LifePath 2055 Portfolio.

.. MARKET RISK AND SELECTION RISK - Market risk is the risk that one or more markets in which LifePath 2055 Portfolio invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Selection risk is the risk that the securities selected by fund management will underperform the markets, the relevant indexes or the securities selected by other funds with similar investment objectives and investment strategies. This means you may lose money.

.. MORTGAGE- AND ASSET-BACKED SECURITIES RISK - Mortgage- and asset-backed securities represent interests in "pools" of mortgages or other assets, including consumer loans or receivables held in trust. Mortgage- and asset-backed securities are subject to credit, interest rate, prepayment and extension risks. These securities also are subject to risk of default on the underlying mortgage or asset, particularly during periods of economic downturn. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-backed securities.

.. PASSIVE INVESTMENT RISK - Because BFA does not select individual companies in the underlying indexes for certain Underlying Funds, those Underlying Funds may hold stocks in companies that present risks that an adviser researching individual stocks might seek to avoid.

.. PREPAYMENT RISK - When interest rates fall, certain obligations will be paid off by the obligor more quickly than originally anticipated, and LifePath 2055 Portfolio may have to invest the proceeds in securities with lower yields.

.. REIT INVESTMENT RISK - Investments in REITs involve unique risks. REITs may have limited financial resources, may trade less frequently and in limited volume and may be more volatile than other securities.

.. SECURITIES LENDING RISK - Securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, LifePath 2055 Portfolio may lose money and there may be a delay in recovering the loaned securities. LifePath 2055 Portfolio could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral. These events could trigger adverse tax consequences for LifePath 2055 Portfolio.

.. U.S. GOVERNMENT OBLIGATIONS RISK - Certain securities in which LifePath 2055
  Portfolio may invest, including securities issued by certain U.S. government agencies and U.S. government sponsored enterprises, are not guaranteed by the U.S. government or supported by the full faith and credit of the United States.

PERFORMANCE INFORMATION
--------------------------------------------------------------------------------
LifePath 2055 Portfolio expects to commence operations as soon as practicable after the date of this Prospectus. Because LifePath 2055 Portfolio does not have a full year of operations, it does not disclose its performance history in this Prospectus.

INVESTMENT ADVISER
--------------------------------------------------------------------------------
The 2055 Master Portfolio's investment manager is BFA.

PORTFOLIO MANAGERS
--------------------------------------------------------------------------------

                      PORTFOLIO
                      MANAGER OF
                       THE 2055
                        MASTER
                      PORTFOLIO
NAME                    SINCE        TITLE
----------------------------------------------------------------
 Dagmar Nikles          2010         Director of BTC
----------------------------------------------------------------
 Leslie Gambon          2010         Director of BTC
----------------------------------------------------------------
 Alan Mason             2010         Managing Director of BTC
----------------------------------------------------------------
 Amy Whitelaw           2010         Director of BTC
----------------------------------------------------------------

                                   *   *   *

For important information about the purchase and sale of LifePath Portfolio shares, tax information, and financial intermediary compensation, please turn to "Important Additional Information" on page 59 of the Prospectus.

IMPORTANT ADDITIONAL INFORMATION

PURCHASE AND SALE OF LIFEPATH PORTFOLIO SHARES
--------------------------------------------------------------------------------
You may purchase or redeem shares of the LifePath Portfolios each day the New York Stock Exchange ("NYSE" or "Exchange") is open. To purchase or sell shares you should contact your financial intermediary or financial professional, or, if you hold your shares through BlackRock, Inc. and its affiliates (collectively, "BlackRock"), you should contact BlackRock by phone at (800) 441-7762, by mail (c/o BlackRock Funds, P.O. Box 9819, Providence, Rhode Island 02940-8019), or by the Internet at www.blackrock.com/funds. Each LifePath Portfolio's initial and subsequent investment minimums generally are as follows, although the LifePath Portfolio may reduce or waive the minimums in some cases:

               INVESTOR A AND INVESTOR C SHARES       INSTITUTIONAL SHARES                   CLASS R SHARES
-------------------------------------------------------------------------------------------------------------------
MINIMUM        $1,000 for all accounts except:        . $2 million for institutions and      $100 for all accounts.
                                                        individuals.
INITIAL        . $250 for certain fee-based programs  . Institutional Shares are available to clients of registered investment
INVESTMENT     . $100 for retirement plans              advisors who have $250,000
               . $50, if establishing Automatic         invested in the LifePath Portfolio.
                 Investment Plan ("AIP")
-------------------------------------------------------------------------------------------------------------------
 MINIMUM       $50 for all accounts except certain      No subsequent minimum.               No subsequent minimum.
 ADDITIONAL    retirement plans and payroll
 INVESTMENT    deduction programs may have
               a lower minimum.
-------------------------------------------------------------------------------------------------------------------

TAX INFORMATION
--------------------------------------------------------------------------------
Because of the special tax rules applicable to investments by qualified plans exempt from tax under section 401(a) of the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code"), if you are invested through such a plan, you will not be taxed on dividends paid by the LifePath Portfolios or on the proceeds of a redemption or an exchange of shares of the LifePath Portfolios, provided the shares are not debt-financed property to you. Different tax consequences apply to a shareholder that does not satisfy the requirements of
Section 401(a) or 501(a) of the Internal Revenue Code.

PAYMENTS TO BROKER/DEALERS AND OTHER FINANCIAL INTERMEDIARIES
--------------------------------------------------------------------------------
If you purchase shares of a LifePath Portfolio through a broker-dealer or other financial intermediary, each LifePath Portfolio and BlackRock Investments, LLC, the LifePath Portfolio's distributor, or its affiliates may pay the intermediary for the sale of the LifePath Portfolio shares and other services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your individual financial professional to recommend the LifePath Portfolio over another investment. Ask your individual financial professional or visit your financial intermediary's website for more information.

Details About the LifePath Portfolios
--------------------------------------------------------------------------------
INVESTMENT TIME HORIZONS
--------------------------------------------------------------------------------
Each LifePath Portfolio seeks to maximize return consistent with the quantitatively measured risk that investors on average may be willing to accept given a particular investment time horizon. An investor's time horizon marks the point when the investor plans to start making net withdrawals from his or her investments, in other words, the time when they will cease making new contributions to their investments. For many LifePath Portfolio investors, their time horizon is tied to the date that they plan to retire and begin gradually utilizing their investment to support themselves in retirement. For other LifePath Portfolio investors, their time horizon may represent the date when they plan to make substantial withdrawals for another purpose, such as a major purchase.

As a general rule, investors with a longer time horizon have a greater tolerance for risk than investors with a shorter time horizon. Long-term investors are more likely to accept a greater risk of loss in exchange for the potential to achieve higher long-term returns. Each LifePath Portfolio has its own time horizon, as described in its investment objective in each LifePath Portfolio's "Key Facts" section in this Prospectus, which affects the targeted risk level of that LifePath Portfolio and, in turn, its asset allocation.

The allocations for LifePath Retirement Portfolio reflect the expectation that investors in or near retirement, or otherwise seeking current income, are willing to take some risk of loss of their investment in hopes of achieving moderate long-term growth of capital. LifePath Retirement Portfolio is designed to help balance two risk factors that investors face during retirement: market risk (potential declines in market values) and longevity risk (living longer than expected). Specifically, LifePath Retirement Portfolio seeks to enable investors to maintain a steady withdrawal rate (about 3-5% per year) throughout their retirement without exhausting their investment. There is no guarantee that the performance of LifePath Retirement Portfolio will be sufficient to enable this withdrawal rate or that any one withdrawal rate is appropriate for all investors. Investors should work with a financial advisor or other expert to determine a sustainable withdrawal rate for their circumstances, and that withdrawal rate should be periodically reassessed throughout retirement as the value of the investor's portfolio changes.

Each LifePath Portfolio has a distinct investment objective tied to its time horizon:

    . LifePath Retirement Portfolio is managed for investors seeking income and moderate long-term growth of capital.

    . LifePath 2020 Portfolio is managed for investors planning to retire (or begin to withdraw substantial portions of their investment) approximately in the year 2020.

    . LifePath 2025 Portfolio is managed for investors planning to retire (or begin to withdraw substantial portions of their investment) approximately in the year 2025.

    . LifePath 2030 Portfolio is managed for investors planning to retire (or begin to withdraw substantial portions of their investment) approximately in the year 2030.

    . LifePath 2035 Portfolio is managed for investors planning to retire (or begin to withdraw substantial portions of their investment) approximately in the year 2035.

    . LifePath 2040 Portfolio is managed for investors planning to retire (or begin to withdraw substantial portions of their investment) approximately in the year 2040.

    . LifePath 2045 Portfolio is managed for investors planning to retire (or begin to withdraw substantial portions of their investment) approximately in the year 2045.

    . LifePath 2050 Portfolio is managed for investors planning to retire (or begin to withdraw substantial portions of their investment) approximately in the year 2050.

    . LifePath 2055 Portfolio is managed for investors planning to retire (or begin to withdraw substantial portions of their investment) approximately in the year 2055.

You should carefully consider the asset allocation and risks of each LifePath Portfolio before deciding whether to invest.

The LifePath Portfolios are designed to offer individual investors comprehensive asset allocation strategies tailored to the time when they expect to begin withdrawing assets. Asset allocation is the distribution of investments among broad types of asset classes: equity securities, bonds and money market instruments. Each LifePath Portfolio is a "feeder" fund that invests all of its assets in a corresponding "master" portfolio (each, a "Master Portfolio") of MIP, a mutual fund that has a substantially identical investment objective and strategies as the applicable LifePath Portfolio. LifePath Retirement Portfolio invests all of its assets in the Retirement Master Portfolio. LifePath 2020 Portfolio invests all of its assets in the 2020 Master Portfolio. LifePath 2025 Portfolio invests all of its assets in the 2025 Master Portfolio. LifePath 2030 Portfolio invests all of its assets in the 2030 Master Portfolio. LifePath 2035 Portfolio invests all of its assets in the 2035 Master Portfolio. LifePath 2040 Portfolio invests all of its assets in the 2040 Master Portfolio. LifePath 2045 Portfolio invests all of its assets in the 2045 Master Portfolio. LifePath 2050 Portfolio invests all of its assets in the 2050 Master Portfolio. LifePath 2055 Portfolio invests all of its assets in the 2055 Master Portfolio. To implement the asset allocation strategy, each Master Portfolio, in turn, invests in a combination of Underlying Funds in proportions based on its own comprehensive investment strategy that gradually becomes more conservative as the year in the LifePath Portfolio's name approaches, except for LifePath Retirement Portfolio, which is already in its most conservative phase. BFA is the investment adviser to the Master Portfolios. For simplicity's sake, all discussion of investment objective, strategies and risks of a particular LifePath Portfolio refers also to the investment objective, strategies and risks of the applicable Master Portfolio, unless otherwise indicated. A description of the relationship of the LifePath Portfolios to their respective Master Portfolios appears below under the heading "Account Information - Master/Feeder and Fund of Funds Structures."

WHICH LIFEPATH PORTFOLIO TO CONSIDER

The first step in choosing which LifePath Portfolio to consider is answering a key question: When will you need the money you are thinking of investing? Will it be in ten years, when your kids are ready for college? Or 30 years, when you retire?

The number in the name of most of the LifePath Portfolios is actually a year - a "target year" when you might expect to begin withdrawing your money. Selecting the LifePath Portfolio that may be most appropriate for your investment may be as simple as matching your target year with the closest LifePath Portfolio target year.

For example, let's say that you are investing for retirement purposes, and that you expect to retire at age 60. If you are 45 years old, you have 15 years before retirement. By adding 15 to the current year, you can define your "target year." If you expect to retire in the year 2025, as in this example, you may conclude that LifePath 2025 Portfolio is the most appropriate LifePath Portfolio for you.

The investment mix of the LifePath Portfolios gradually shifts from a greater concentration of higher-risk investments (namely, equity securities funds) to a greater concentration of lower-risk investments (namely, bond funds), thereby making the LifePath Portfolios increasingly conservative.

In making your investment decision, you should keep in mind:

.. The LifePath Portfolios' investment strategies derive from the risk tolerance of average investors with a particular time horizon.

.. The LifePath Portfolios' time horizons are based on the year in their name, except for LifePath Retirement Portfolio, which is designed for investors who are currently withdrawing, or plan in the near future to begin withdrawing, a substantial portion of their investment.

If you are willing to accept a greater risk of loss in exchange for the potential to achieve higher long-term returns, you may invest some or all of your assets in a LifePath Portfolio with a longer time horizon. If you desire a more conservative investment and are willing to forego some potential returns, you may invest some or all of your assets in a LifePath Portfolio with a shorter time horizon. The final choice is yours.

A FURTHER DISCUSSION OF PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------
Each LifePath Portfolio invests all of its assets in a corresponding Master Portfolio which allocates and reallocates its assets among the Underlying Funds. The Master Portfolios with longer time horizons invest a greater portion of their assets in Underlying Funds that invest in equity securities, which provide a greater opportunity for capital appreciation over the long-term but have a greater risk of loss. The Master Portfolios with shorter time horizons invest a greater portion of their assets in Underlying Funds that invest in bonds and money market instruments, which typically offer reduced risk and price volatility but forego some potential returns. Accordingly, under normal circumstances, the Master Portfolios with shorter time horizons have lower expected returns than the Master Portfolios with longer time horizons. In addition to investing in Underlying Funds, each Master Portfolio may borrow, lend its portfolio securities to brokers, dealers and financial institutions, and invest the collateral in certain short-term instruments either directly or through one or more joint accounts or money market funds, as described in greater detail in the LifePath Portfolios' combined SAI.

As each Master Portfolio approaches its designated time horizon, it systematically seeks to reduce the level of risk by allocating assets more conservatively among the Underlying Funds. This systematic shift toward more conservative investments is designed to reduce the risk of significant reductions in the value of an investment in a Master Portfolio as it approaches its time horizon.

For example, LifePath Retirement Portfolio has entered its "retirement phase" and seeks to maximize returns consistent with the risk that an average investor in retirement may be willing to accept. This does not mean, however, that it invests exclusively, or primarily, in Underlying Funds that are money market funds. Rather, because BFA believes that most investors are still willing to take some risks in pursuing returns even while drawing on their investments, almost all of LifePath Retirement Portfolio's assets will continue to be allocated to Underlying Funds that are equity and bond funds.

In determining the allocation of assets to the Underlying Funds, BFA uses a proprietary investment model that analyzes securities market data, including risk, asset class correlations, and expected returns, to provide portfolio allocations among the asset classes represented by the Underlying Funds. The allocations are periodically monitored and rebalanced in an effort to maximize expected return for a given level of risk. In managing the LifePath Portfolios, BFA focuses on long-term targets and objectives. The progression over time of a LifePath Portfolio's asset allocation to more conservative asset classes is a relatively steady process resulting in only gradual changes to the asset allocation from quarter to quarter. The Underlying Funds invest in a mix of equity securities, bonds and money market instruments. Certain Underlying Funds invest in REITs, foreign securities, emerging markets, below investment-grade bonds and derivatives, which are subject to additional risks, as described in the "Details About the LifePath Portfolios - A Further Discussion of Risk Factors" section of this Prospectus. The investment model adjusts each LifePath Portfolio's risk level by gradually making it more conservative as the year in the LifePath Portfolio's name approaches, except for LifePath Retirement Portfolio, which is already in its most conservative phase.

When a LifePath Portfolio reaches its stated time horizon and enters its most conservative phase, the allocation of its assets is expected to be similar to that of LifePath Retirement Portfolio. Such LifePath Portfolio and LifePath Retirement Portfolio may then continue to operate as separate funds or, subject to approval by the Trust's Board of Trustees, they may be merged into a single fund.

THE UNDERLYING FUNDS

Two of the Underlying Funds - Active Stock Master Portfolio and CoreAlpha Bond Master Portfolio - are diversified portfolios of MIP. Active Stock Master Portfolio seeks to provide long-term appreciation of capital. BFA invests Active Stock Master Portfolio's assets using a proprietary quantitative model that is designed to select stocks based on an analysis of a wide range of company-specific factors. CoreAlpha Bond Master Portfolio seeks to provide a combination of income and capital growth. BFA invests CoreAlpha Bond Master Portfolio's assets pursuant to a systematic method that relies on proprietary quantitative models to allocate assets among various bond sectors by evaluating each sector's relative value and risk-adjusted return.

The remaining Underlying Funds, other than BlackRock Cash Funds: Institutional (the "Underlying Money Market Fund"), are ETFs that are part of the iShares family of funds ("Underlying iShares Funds"). Each of the Underlying iShares Funds seeks investment results that correspond generally to the performance, before fees and expenses, of its underlying index. As a result, adverse performance of a particular security in an Underlying iShares Fund's portfolio will ordinarily not result in the elimination of the security from the Underlying iShares Fund's portfolio. Each Underlying iShares Fund offers and issues iShares at their net asset value ("NAV") per share only to certain institutional investors in aggregations of a specified number of iShares, generally in exchange for a basket of securities included in its underlying index, together with the deposit of a specified cash payment. The iShares for these Underlying iShares Funds are listed and traded on national securities exchanges and also may be listed on certain non-U.S. exchanges. BFA purchases iShares on behalf of the Master Portfolios in the secondary market.

The relative weightings for each Master Portfolio in the various Underlying Funds will vary over time, and BFA is not required to invest any Master Portfolio's assets in each of the Underlying Funds or in any particular percentage in any given Underlying Fund. BFA may add, eliminate or replace Underlying Funds at any time.

Each Master Portfolio currently expects to invest in some or all of the Underlying Funds described below:

ACTIVE STOCK MASTER PORTFOLIO

Active Stock Master Portfolio seeks to provide long-term appreciation of capital. Active Stock Master Portfolio invests, under normal circumstances, at least 80% of its assets in common stocks. Active Stock Master Portfolio invests primarily in equity securities of U.S. companies with market capitalizations similar to the range of market capitalizations represented in the Standard & Poor's ("S&P") 500 Index(R). BFA invests Active Stock Master Portfolio's assets using a proprietary quantitative model that is designed to select stocks based on an analysis of a wide range of company-specific factors, such as relative values based on earnings and cash flows; earnings quality as measured by the company's financial condition and earnings reports; sentiment as expressed through management and market participant behavior; and industry classification. BFA considers risk parameters in deciding upon Active Stock Master Portfolio's aggregate holdings, and factors trading costs into its stock selection process.

COREALPHA BOND MASTER PORTFOLIO

CoreAlpha Bond Master Portfolio seeks to provide a combination of income and capital growth. BFA invests CoreAlpha Bond Master Portfolio's assets pursuant to a systematic method that relies on proprietary quantitative models to allocate assets among various bond sectors by evaluating each sector's relative value and risk-adjusted return. BFA's models also allocate assets among bonds of different maturities based on yield characteristics and expectations. Specific investment selection decisions are made on the basis of evaluations of relative value, credit quality and other factors. CoreAlpha Bond Master Portfolio invests, under normal circumstances, at least 80% of its assets in bonds. For the purposes of this strategy, "bonds" include the following: obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities; mortgage-backed securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, including U.S. agency mortgage pass-through securities; commercial mortgage-backed securities; debt obligations of U.S. corporations; U.S. dollar-denominated debt obligations of foreign issuers; municipal securities; and asset-backed securities. CoreAlpha Bond Master Portfolio invests a substantial portion of its assets in U.S.-registered, dollar-denominated bonds. CoreAlpha Bond Master Portfolio may invest in bonds of any maturity or duration.

BLACKROCK CASH FUNDS: INSTITUTIONAL

BlackRock Cash Funds: Institutional seeks a high level of income consistent with liquidity and the preservation of capital. BlackRock Cash Funds:
Institutional invests in high-quality, short-term money market instruments that include fixed-rate, floating-rate and variable-rate debt securities. BlackRock Cash Funds: Institutional also may invest in high-quality, short-term U.S. and foreign government debt, including the debt of agencies and instrumentalities, such as the Federal National Mortgage Association ("Fannie Mae"), U.S. and foreign bank obligations, corporate obligations, repurchase agreements and asset-backed securities.

UNDERLYING ISHARES FUNDS

In managing each of the Underlying iShares Funds, BFA uses a representative sampling index strategy. Representative sampling is an indexing strategy that involves investing in a representative sample of securities that has an investment profile similar to the underlying index. The securities selected are expected to have, in the aggregate, investment characteristics (based on factors such as market capitalization and industry weightings), fundamental characteristics (such as return variability, duration, maturity or credit ratings and yield) and liquidity measures similar to those of the applicable underlying index. Underlying iShares Funds that use representative sampling may or may not hold all of the securities in the relevant underlying index.

ISHARES S&P 500 INDEX FUND seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the S&P 500 Index(R), which measures the performance of the large-capitalization sector of the U.S. equity market. The component stocks are weighted according to the float-adjusted market value of their outstanding shares.

ISHARES S&P MIDCAP 400 INDEX FUND seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the S&P MidCap 400 IndexTM, which measures the performance of the mid-capitalization sector of the U.S. equity market. The stocks in the S&P MidCap 400 IndexTM have a market capitalization between $750 million and $3.3 billion (which may fluctuate depending on the overall level of the equity markets) as of May 29, 2009 and are selected for liquidity and industry group representation. The S&P MidCap 400 IndexTM consists of stocks from a broad range of industries.

ISHARES S&P SMALLCAP 600 INDEX FUND seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the S&P SmallCap 600 IndexTM, which measures the performance of the small-capitalization sector of the U.S. equity market. The stocks in the S&P SmallCap 600 IndexTM have a market capitalization between $200 million and $1 billion (which may fluctuate depending on the overall level of the equity markets) as of May 29, 2009 and are selected for liquidity and industry group representation.

ISHARES S&P NATIONAL AMT-FREE MUNICIPAL BOND FUND seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the S&P National AMT-Free Municipal Bond Index, which measures the performance of the investment-grade segment of the U.S. municipal bond market. As of May 31, 2010, there were 8,274 issues in the S&P National AMT-Free Municipal Bond Index.

ISHARES S&P NORTH AMERICAN NATURAL RESOURCES SECTOR INDEX FUND seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the S&P North American Natural Resources Sector IndexTM, which measures the performance of U.S.-traded stocks of natural resource-related companies in the U.S. and Canada, and includes companies in the following categories: producers of oil, gas and consumable fuels, energy equipment and services, metals and mining, manufacturers of paper and forest products, and producers of construction materials, containers and packaging.

ISHARES RUSSELL MIDCAP INDEX FUND seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Russell Midcap Index, which measures the performance of the mid-capitalization sector of the U.S. equity market. The Russell Midcap Index is a float-adjusted, capitalization-weighted index of the 800 smallest issuers in the Russell 1000(R) Index.

ISHARES RUSSELL 2000 INDEX FUND seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Russell 2000 Index, which measures the performance of the small capitalization sector of the U.S. equity market. The Russell 2000 Index is a float-adjusted, capitalization-weighted index of equity securities issued by the approximately 2,000 smallest issuers in the Russell 3000(R) Index.

ISHARES COHEN & STEERS REALTY MAJORS INDEX FUND seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Cohen & Steers Realty Major Index (the "Cohen & Steers Index"), which consists of selected REITs. The objective of the Cohen & Steers Index is to represent relatively large and liquid REITs that may benefit from future consolidation and securitization of the U.S. real estate industry. REITs are selected for inclusion in the Cohen & Steers Index based on a rigorous review of several factors, including management, portfolio quality, and sector and geographic diversification. The REITs selected for inclusion in the Cohen & Steers Index must meet minimum market capitalization and liquidity requirements. The Cohen & Steers Index is weighted according to the total market value of each REIT's outstanding shares and is adjusted quarterly so that no REIT represents more than 8% of the Cohen & Steers Index. Within the REIT market, the Cohen & Steers Index is diversified across property sectors that represent the current market.

ISHARES FTSE EPRA/NAREIT DEVELOPED REAL ESTATE EX-U.S. INDEX FUND seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the FTSE EPRA/NAREIT Developed Real Estate ex-U.S. Index, which measures the stock performance of companies engaged in the ownership and development of the following real estate markets defined as developed by FTSE EPRA/NAREIT: Canada, Europe (including Austria, Belgium, Denmark, Finland, France, Germany, Greece, Ireland, Italy, Luxembourg, the Netherlands, Norway, Portugal, Spain, Sweden, Switzerland and the United Kingdom (including the Channel Islands)), Middle East (Israel) and Asia (including Australia, Hong Kong, Japan, New Zealand and Singapore). As of May 29, 2009, the FTSE EPRA/NAREIT Developed Real Estate ex-U.S. Index was comprised of stocks of companies in the following markets: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Italy, Japan, Netherlands, New Zealand, Norway, Poland, Singapore, Spain, Sweden, Switzerland and the United Kingdom.

ISHARES MSCI CANADA INDEX FUND seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the MSCI Canada Index developed by MSCI, Inc. ("MSCI"). The MSCI Canada Index consists of stocks traded primarily on the Toronto Stock Exchange.

ISHARES MSCI EAFE INDEX FUND seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the MSCI EAFE(R) Index, which has been developed by MSCI as an equity benchmark for its international stock performance. The MSCI EAFE Index includes stocks from Europe, Australasia and the Far East.

ISHARES MSCI EAFE SMALL CAP INDEX FUND seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the MSCI EAFE Small Cap Index, which represents the small cap size segment of the MSCI EAFE Index. The MSCI EAFE(R) Index includes securities from Europe, Australasia and the Far East. Under MSCI's Global Investable Market Index methodology, the small cap universe consists of the securities of those companies whose securities are not included in the large cap or mid cap segments of a particular market, which together comprise approximately 85% of each market's free float-adjusted market capitalization. The small cap segment covers the 85%-99% range of each market's free float-adjusted market capitalization.

ISHARES MSCI EMERGING MARKETS INDEX FUND seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the MSCI Emerging Markets Index, which is designed to measure equity market performance in the global emerging markets. As of September 30, 2009, the MSCI Emerging Markets Index consisted of the following 22 emerging market country indexes: Brazil, Chile, China, Colombia, the Czech Republic, Egypt, Hungary, India, Indonesia, Israel, Malaysia, Mexico, Morocco, Peru, the Philippines, Poland, Russia, South Africa, South Korea, Taiwan, Thailand and Turkey. Emerging market country indexes may be added to or deleted from the MSCI Emerging Markets Index from time to time. The iShares MSCI Emerging Markets Index Fund, in order to improve its portfolio liquidity and its ability to track the MSCI Emerging Markets Index, may invest up to 10% of its assets in shares of other iShares funds that invest in securities in the MSCI Emerging Markets Index. BFA waives a portion of its advisory fees otherwise due from the iShares MSCI Emerging Markets Index Fund in an amount equal to the portfolio management fees incurred by assets that are invested in shares of other iShares funds.

ISHARES BARCLAYS 1-3 YEAR CREDIT BOND FUND seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Barclays Capital U.S. 1-3 Year Credit Bond Index, which measures the performance of investment-grade corporate debt and sovereign, supranational, local authority and non-U.S. agency bonds that are U.S. dollar-denominated and have a remaining maturity of greater than or equal to one year and less than three years.

ISHARES BARCLAYS 1-3 YEAR TREASURY BOND FUND seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Barclays Capital U.S. 1-3 Year Treasury Bond Index, which measures the performance of public obligations of the U.S. Treasury that have a remaining maturity of greater than or equal to one year and less than three years.

ISHARES BARCLAYS 3-7 YEAR TREASURY BOND FUND seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Barclays Capital U.S. 3-7 Year Treasury Bond Index, which measures the performance of public obligations of the U.S. Treasury that have a remaining maturity of greater than or equal to three years and less than seven years.

ISHARES BARCLAYS 7-10 YEAR TREASURY BOND FUND seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Barclays Capital U.S. 7-10 Year Treasury Bond Index, which measures the performance of public obligations of the U.S. Treasury that have a remaining maturity of greater than or equal to seven years and less than ten years.

ISHARES BARCLAYS 10-20 YEAR TREASURY BOND FUND seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Barclays Capital U.S. 10-20 Year Treasury Bond Index, which measures the performance of public obligations of the U.S. Treasury that have a remaining maturity of greater than or equal to ten years and less than twenty years.

ISHARES BARCLAYS 20+ YEAR TREASURY BOND FUND seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Barclays Capital U.S. 20+ Year Treasury Bond Index, which measures the performance of public obligations of the U.S. Treasury that have a remaining maturity of twenty years or more.

ISHARES BARCLAYS AGGREGATE BOND FUND seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Barclays Capital U.S. Aggregate Bond Index, which measures the performance of the total U.S. investment-grade bond market, which includes investment-grade U.S. Treasury bonds, government-related bonds, investment-grade corporate bonds, mortgage pass-through securities, commercial mortgage-backed securities and asset-backed securities that are publicly offered for sale in the United States. The securities in the Barclays Capital U.S. Aggregate Bond Index have $250 million or more of outstanding face value and have at least one year remaining to maturity. In addition, the securities must be U.S. dollar-denominated, fixed-rate and non-convertible. Certain types of securities, such as state and local government series bonds, structured notes with embedded swaps or other special features, private placements, floating-rate securities and Eurobonds are excluded from the Barclays Capital U.S. Aggregate Bond Index. The Barclays Capital U.S. Aggregate Bond Index is market capitalization weighted and the securities are updated on the last calendar day of each month.

ISHARES BARCLAYS CREDIT BOND FUND seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Barclays Capital U.S. Credit Bond Index, which measures the performance of investment-grade corporate debt and sovereign, supranational, local authority and non-U.S. agency bonds that are U.S. dollar-denominated and have a remaining maturity of greater than or equal to one year.

ISHARES BARCLAYS GOVERNMENT/CREDIT BOND FUND seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Barclays Capital U.S. Government/Credit Bond Index, which measures the performance of U.S. dollar-denominated U.S. Treasuries, government-related (I.E., U.S. and foreign agencies, sovereign, supranational and local authority debt), and investment-grade credit securities that have a remaining maturity of greater than or equal to one year.

ISHARES BARCLAYS INTERMEDIATE CREDIT BOND FUND seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Barclays Capital U.S. Intermediate Credit Bond Index, which measures the performance of investment-grade corporate debt and sovereign, supranational, local authority and non-U.S. agency bonds that are U.S. dollar-denominated and have a remaining maturity of greater than or equal to one year and less than ten years.

ISHARES BARCLAYS INTERMEDIATE GOVERNMENT/CREDIT BOND FUND seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Barclays Capital U.S. Intermediate Government/

Credit Bond Index, which measures the performance of U.S. dollar-denominated U.S. Treasuries, government-related (I.E., U.S. and foreign agencies, sovereign, supranational and local authority debt), and investment-grade credit securities that have a remaining maturity of greater than or equal to one year and less than ten years.

ISHARES BARCLAYS MBS BOND FUND seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Barclays Capital U.S. MBS Index, which measures the performance of investment-grade mortgage-backed pass-through securities issued by the Government National Mortgage Association, Fannie Mae and the Federal Home Loan Mortgage Corporation.

ISHARES BARCLAYS SHORT TREASURY BOND FUND seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Barclays Capital U.S. Short Treasury Bond Index, which measures the performance of public obligations of the U.S. Treasury that have a remaining maturity of between one and 12 months.

ISHARES BARCLAYS TIPS BOND FUND seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Barclays Capital U.S. Treasury Inflation Protected Securities (TIPS) Index (Series-L), which measures the performance of the inflation-protected public obligations of the U.S. Treasury, commonly known as "TIPS."

ISHARES JPMORGAN USD EMERGING MARKETS BOND FUND seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the JPMorgan EMBI Global Core Index, which is a broad, diverse U.S. dollar-denominated emerging markets debt benchmark which tracks the total return of actively traded external debt instruments in emerging market countries.

ISHARES IBOXX $ HIGH YIELD CORPORATE BOND FUND seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the iBoxx(R) $ Liquid High Yield Index, which is a rules-based index consisting of liquid U.S. dollar-denominated, high yield corporate bonds for sale in the United States, as determined by the International Index Company Limited ("IIC"). The iBoxx(R) $ Liquid High Yield Index is designed to provide a broad representation of the U.S. dollar-denominated high yield liquid corporate bond market. The iBoxx(R) $ Liquid High Yield Index is a modified market value weighted index. There is no limit to the number of issues in the iBoxx(R) $ Liquid High Yield Index, but as of May 31, 2010, the iBoxx(R) $ Liquid High Yield Index included approximately 358 constituents.

The following table lists the Underlying Funds and the asset allocation for each Master Portfolio as of March 31, 2010. BFA allocates each Master Portfolio's assets among the Underlying Funds based on the Master Portfolio's investment objective and policies. The asset allocation for each Master Portfolio will vary over time, and BFA is not required to invest any Master Portfolio's assets in each of the Underlying Funds or in any particular percentage in any given Underlying Fund. BFA may add, eliminate or replace Underlying Funds at any time:

                                UNDERLYING FUNDS
                             (as of March 31, 2010)

                                                       LIFEPATH     LIFEPATH     LIFEPATH       LIFEPATH     LIFEPATH
                                                      RETIREMENT       2020         2025           2030         2035
                                                       PORTFOLIO    PORTFOLIO   PORTFOLIO/(1)/  PORTFOLIO   PORTFOLIO/(1)/
--------------------------------------------------------------------------------------------------------------------------
 CAPITAL GROWTH
 -------------------------------------------------------------------------------------------------------------------------
 MIP-Active Stock Master Portfolio                         19.45%       30.45%        N/A           38.39%       N/A
 -------------------------------------------------------------------------------------------------------------------------
 iShares S&P MidCap 400 Index Fund                          4.93%        5.87%        N/A            6.54%       N/A
 -------------------------------------------------------------------------------------------------------------------------
 iShares S&P SmallCap 600 Index Fund                        2.18%        2.58%        N/A            2.89%       N/A
 -------------------------------------------------------------------------------------------------------------------------
 iShares MSCI EAFE Index Fund                               6.74%       10.08%        N/A           12.60%       N/A
 -------------------------------------------------------------------------------------------------------------------------
 iShares Cohen & Steers Realty Majors Index Fund            0.62%        1.87%        N/A            2.73%       N/A
 -------------------------------------------------------------------------------------------------------------------------
 iShares FTSE EPRA/NAREIT Developed Real Estate             0.99%        2.99%        N/A            4.43%       N/A
 ex-U.S. Index Fund
 -------------------------------------------------------------------------------------------------------------------------
 iShares MSCI Emerging Markets Index Fund                   2.40%        3.70%        N/A            4.66%       N/A
 -------------------------------------------------------------------------------------------------------------------------
 iShares MSCI Canada Index Fund                             0.82%        1.25%        N/A            1.54%       N/A
 -------------------------------------------------------------------------------------------------------------------------
 iShares MSCI EAFE Small Cap Index Fund                     0.81%        1.25%        N/A            1.47%       N/A
 -------------------------------------------------------------------------------------------------------------------------
 CAPITAL GROWTH AND INCOME
 -------------------------------------------------------------------------------------------------------------------------
 MIP-CoreAlpha Bond Master Portfolio                       51.96%       34.27%        N/A           21.48%       N/A
 -------------------------------------------------------------------------------------------------------------------------
 iShares Barclays TIPS Bond Fund                            8.87%        5.49%        N/A            3.08%       N/A
 -------------------------------------------------------------------------------------------------------------------------
 INCOME
 -------------------------------------------------------------------------------------------------------------------------
 BlackRock Cash Funds: Institutional - SL Agency            0.23%        0.20%        N/A            0.19%       N/A
 Shares
 -------------------------------------------------------------------------------------------------------------------------

                                                         LIFEPATH     LIFEPATH      LIFEPATH      LIFEPATH
                                                           2040         2045          2050          2055
                                                        PORTFOLIO   PORTFOLIO/(1)/  PORTFOLIO   PORTFOLIO/(1)/
 -------------------------------------------------------------------------------------------------------------
 CAPITAL GROWTH
 -------------------------------------------------------------------------------------------------------------
 MIP-Active Stock Master Portfolio                         44.64%        N/A          49.18%          N/A
 -------------------------------------------------------------------------------------------------------------
 iShares S&P MidCap 400 Index Fund                          7.14%        N/A           8.10%          N/A
 -------------------------------------------------------------------------------------------------------------
 iShares S&P SmallCap 600 Index Fund                        3.16%        N/A           3.54%          N/A
 -------------------------------------------------------------------------------------------------------------
 iShares MSCI EAFE Index Fund                              14.73%        N/A          17.01%          N/A
 -------------------------------------------------------------------------------------------------------------
 iShares Cohen & Steers Realty Majors Index Fund            3.50%        N/A           4.01%          N/A
 -------------------------------------------------------------------------------------------------------------
 iShares FTSE EPRA/NAREIT Developed Real Estate             5.62%        N/A           6.40%          N/A
 ex-U.S. Index Fund
 -------------------------------------------------------------------------------------------------------------
 iShares MSCI Emerging Markets Index Fund                   5.47%        N/A           6.09%          N/A
 -------------------------------------------------------------------------------------------------------------
 iShares MSCI Canada Index Fund                             1.82%        N/A           2.02%          N/A
 -------------------------------------------------------------------------------------------------------------
 iShares MSCI EAFE Small Cap Index Fund                     1.72%        N/A           2.00%          N/A
 -------------------------------------------------------------------------------------------------------------
 CAPITAL GROWTH AND INCOME
 -------------------------------------------------------------------------------------------------------------
 MIP-CoreAlpha Bond Master Portfolio                       10.89%        N/A           0.99%          N/A
 -------------------------------------------------------------------------------------------------------------
 iShares Barclays TIPS Bond Fund                            1.08%        N/A            N/A           N/A
 -------------------------------------------------------------------------------------------------------------
 INCOME
 -------------------------------------------------------------------------------------------------------------
 BlackRock Cash Funds: Institutional - SL Agency            0.23%        N/A           0.66%          N/A
 Shares
 -------------------------------------------------------------------------------------------------------------


-------
/(1)/ LifePath 2025 Portfolio, LifePath 2035 Portfolio, LifePath 2045 Portfolio and LifePath 2055 Portfolio expect to commence operations on or about July 1, 2010.

Note: The allocation percentages may not add to, or may appear to exceed, 100% due to rounding.


"Standard & Poor's(R)," "S&P(R)," "S&P 500 Index(R)," "S&P MidCap 400 IndexTM," "S&P SmallCap 600 IndexTM," "S&P National AMT-Free Municipal Bond IndexTM," and "S&P North American Natural Resources Sector IndexTM" are trademarks of Standard & Poor's Financial Services LLC (a subsidiary of The McGraw-Hill Companies) licensed for use for certain purposes by BTC. The iShares S&P 500 Index Fund, iShares S&P MidCap 400 Index Fund, iShares S&P SmallCap 600 Index Fund, iShares S&P National AMT-Free Municipal Bond Fund and iShares S&P North American Natural Resources Sector Index Fund that are based on S&P Indexes are not sponsored, endorsed, sold or promoted by S&P or its affiliates, and S&P and its affiliates make no representation or warranty, express or implied, regarding the advisability of investing in iShares.

"FTSE," "EPRA," "NAREIT" and "FTSE EPRA/NAREIT Developed Real Estate ex-U.S. Index" are marks that have been licensed for use for certain purposes by BTC. The iShares FTSE EPRA/NAREIT Developed Real Estate ex-U.S. Index Fund is not sponsored, endorsed, sold or promoted by FTSE, the London Stock Exchange plc, Euronext N.V., the Financial Times Limited, EPRA or NAREIT (together the "FTSE Licensor Parties"), and the FTSE Licensor Parties make no representation or warranty, express or implied, regarding the advisability of investing in iShares.

"Cohen & Steers" and "Cohen & Steers Realty Majors Index" are trademarks of Cohen & Steers Capital Management, Inc. ("Cohen & Steers") licensed for use for certain purposes by BTC. The iShares Cohen & Steers Realty Majors Index Fund is not sponsored, endorsed, sold or promoted by Cohen & Steers, and Cohen & Steers makes no representation or warranty, express or implied, regarding the advisability of investing in iShares.

"Barclays Capital Inc.," "Barclays Capital U.S. 1-3 Year Credit Bond Index," "Barclays Capital U.S. 1-3 Year Treasury Bond Index," "Barclays Capital U.S. 3-7 Year Treasury Bond Index," "Barclays Capital U.S. 7-10 Year Treasury Bond Index," "Barclays Capital U.S. 10-20 Year Treasury Bond Index," "Barclays Capital U.S. 20+ Year Treasury Bond Index," "Barclays Capital U.S. Aggregate Bond Index," "Barclays Capital U.S. Credit Bond Index," "Barclays Capital U.S. Government/Credit Bond Index," "Barclays Capital U.S. Intermediate Credit Bond Index," "Barclays Capital U.S. Intermediate Government/Credit Bond Index," "Barclays Capital U.S. MBS Index," "Barclays Capital U.S. Short Treasury Bond Index," and the "Barclays Capital U.S. Treasury Inflation Protected Securities
(TIPS) Index (Series-L)" (collectively referred to as the "iShares Bond Fund Indexes") are trademarks of Barclays Bank PLC licensed for use for certain purposes by BTC. The iShares Barclays 1-3 Year Credit Bond Fund, iShares Barclays 1-3 Year Treasury Bond Fund, iShares Barclays 3-7 Year Treasury Bond Fund, iShares Barclays 7-10 Year Treasury Bond Fund, iShares Barclays 10-20 Year Treasury Bond Fund, iShares Barclays 20+ Year Treasury Bond Fund, iShares Barclays Aggregate Bond Fund, iShares Barclays Credit Bond Fund, iShares Barclays Government/Credit Bond Fund, iShares Barclays Intermediate Credit Bond Fund, iShares Barclays Intermediate Government/Credit Bond Fund, iShares Barclays MBS Bond Fund, iShares Barclays Short Treasury Bond Fund and the iShares Barclays TIPS Bond Fund are not sponsored, endorsed, sold or promoted by Barclays Capital Inc. ("Barclays Capital"), and Barclays Capital makes no representation or warranty, express or implied, regarding the advisability of investing in iShares. The iShares Bond Fund Indexes are maintained by Barclays Capital. Neither BTC nor BFA has or will have a role in maintaining the iShares Bond Fund Indexes.

"MSCI Canada Index/SM/," "MSCI EAFE(R) Index" and "MSCI Emerging Markets Index/SM/" are servicemarks and "MSCI EAFE Small Cap Index" is a trademark of MSCI, and such marks have been licensed for use for certain purposes by BTC. The iShares MSCI Canada Index Fund, iShares MSCI EAFE Index Fund, iShares MSCI EAFE Small Cap Index Fund and iShares MSCI Emerging Markets Index Fund are not sponsored, endorsed, sold or promoted by MSCI or any affiliate of MSCI, and neither MSCI nor any other party makes any representation or warranty, express or implied, regarding the advisability of investing in iShares.

A FURTHER DISCUSSION OF RISK FACTORS
--------------------------------------------------------------------------------
This section contains a description of the general risks of investing in the LifePath Portfolios. "Description of the LifePath Portfolios and their Investments and Risks" in the SAI also includes more information about the LifePath Portfolios, their investments and the related risks. There can be no guarantee that a LifePath Portfolio will meet its objective or that a LifePath Portfolio's performance will be positive for any period of time. An investment in a LifePath

Portfolio is not a deposit in any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or government agency. Each LifePath Portfolio invests all of its assets in the applicable Master Portfolio, which allocates its assets among a combination of Underlying Funds. Therefore, references to a LifePath Portfolio in the description of risks below may include the Underlying Funds in which the Master Portfolio invests, as applicable.

GENERAL

The NAV of each LifePath Portfolio's shares is neither insured nor guaranteed, is not fixed and will fluctuate.

GENERAL RISKS APPLICABLE TO THE LIFEPATH PORTFOLIOS

ALLOCATION RISK - The LifePath Portfolios' ability to achieve their investment goals depends upon BFA's skill in determining the LifePath Portfolios' strategic asset class allocation and in selecting the best mix of Underlying Funds and direct investments. There is a risk that BFA's evaluations and assumptions regarding asset classes or Underlying Funds may be incorrect in view of actual market conditions. In addition, there is no guarantee that the Underlying Funds will achieve their investment objectives, and the Underlying Funds' performance may be lower than the performance of the asset class which they were selected to represent. The Underlying Funds may change their investment objectives or policies without the approval of the LifePath Portfolios. If an Underlying Fund were to change its investment objective or policies, the LifePath Portfolios might be forced to withdraw their investment from the Underlying Fund at a disadvantageous time and price.

CONCENTRATION RISK - To the extent that an underlying index of an Underlying Fund is concentrated in the securities of companies, a particular market, industry, group of industries, sector or asset class, country, region or group of countries, that Underlying Fund may be adversely affected by the performance of those securities, may be subject to increased price volatility and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting that market, industry, group of industries, sector or asset class, country, region or group of countries.

DEBT SECURITIES RISK - Debt securities, such as bonds, involve credit risk. Credit risk is the risk that the borrower will not make timely payments of principal and interest. Changes in an issuer's credit rating or the market's perception of an issuer's creditworthiness may also affect the value of the LifePath Portfolios' investment in that issuer. The degree of credit risk depends on the issuer's financial condition and on the terms of the securities. Debt securities are also subject to interest rate risk. Interest rate risk is the risk that the value of a debt security may fall when interest rates rise. In general, the market price of debt securities with longer maturities will go up or down more in response to changes in interest rates than the market price of shorter term securities.

DERIVATIVES RISK - The LifePath Portfolios' use of derivatives may reduce the LifePath Portfolios' returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the LifePath Portfolios' use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes and market price fluctuations than other securities. The possible lack of a liquid secondary market for derivatives and the resulting inability of the LifePath Portfolios to sell or otherwise close a derivatives position could expose the LifePath Portfolios to losses and could make derivatives more difficult for the LifePath Portfolios to value accurately. The LifePath Portfolios could also suffer losses related to their derivatives positions as a result of unanticipated market movements, which losses are potentially unlimited. Finally, BFA may not be able to predict correctly the direction of securities prices, interest rates and other economic factors, which could cause the LifePath Portfolios' derivatives positions to lose value. When a derivative is used as a hedge against a position that the LifePath Portfolios hold, any loss generated by the derivative generally should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. Hedges are sometimes subject to imperfect matching between the derivative and the underlying security, and there can be no assurance that the LifePath Portfolios' hedging transactions will be effective. The income from certain derivatives may be subject to U.S. federal income tax.

EMERGING MARKETS RISK - The risks of foreign investments are usually much greater for emerging markets. Investments in emerging markets may be considered speculative. Emerging markets include those in countries defined as emerging or developing by the World Bank, the International Finance Corporation or the United Nations. Emerging markets are riskier than more developed markets because they tend to develop unevenly and may never fully develop. They are more likely to experience hyper-inflation and currency devaluations, which adversely affect returns to U.S. investors. In addition, many emerging markets have far lower trading volumes and less liquidity than developed markets. Since these markets are often small, they may be more likely to suffer sharp and frequent price changes or long-term price depression because of adverse publicity, investor perceptions or the actions of a few large investors. In addition, traditional measures of investment value used in the United States, such as price to earnings ratios, may not apply to certain small markets. Also, there may be less publicly available information about issuers in emerging markets than would be available about issuers in more developed capital markets, and such issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those to which U.S. companies are subject. Manyemerging markets have histories of political instability and abrupt changes in policies. As a result, their governments are more likely to take actions that are hostile or detrimental to private enterprise or foreign investment than those of more developed countries, including expropriation of assets, confiscatory taxation, high rates of inflation or unfavorable diplomatic developments. In the past, governments of such nations have expropriated substantial amounts of private property, and most claims of the property owners have never been fully settled. There is no assurance that such expropriations will not reoccur. In such an event, it is possible that the LifePath Portfolios could lose the entire value of their investments in the affected market. Some countries have pervasiveness of corruption and crime that may hinder investments. Certain emerging markets may also face other significant internal or external risks, including the risk of war, and ethnic, religious and racial conflicts. In addition, governments in many emerging market countries participate to a significant degree in their economies and securities markets, which may impair investment and economic growth. National policies that may limit the LifePath Portfolios' investment opportunities include restrictions on investment in issuers or industries deemed sensitive to national interests.

Emerging markets may also have differing legal systems and the existence or possible imposition of exchange controls, custodial restrictions or other foreign or U.S. governmental laws or restrictions applicable to such investments. Sometimes, they may lack or be in the relatively early development of legal structures governing private and foreign investments and private property. In addition to withholding taxes on investment income, some countries with emerging markets may impose differential capital gains taxes on foreign investors.

Practices in relation to settlement of securities transactions in emerging markets involve higher risks than those in developed markets, in part because the LifePath Portfolios will need to use brokers and counterparties that are less well capitalized, and custody and registration of assets in some countries may be unreliable. The possibility of fraud, negligence, undue influence being exerted by the issuer or refusal to recognize ownership exists in some emerging markets, and, along with other factors, could result in ownership registration being completely lost. The LifePath Portfolios would absorb any loss resulting from such registration problems and may have no successful claim for compensation. In addition, communications between the United States and emerging market countries may be unreliable, increasing the risk of delayed settlements or losses of securities certificates.

EQUITY SECURITIES RISK - Common and preferred stocks represent equity ownership in a company. Stock markets are volatile. The price of equity securities will fluctuate and can decline and reduce the value of a portfolio investing in equities. The value of equity securities purchased by the LifePath Portfolios could decline if the financial condition of the companies the LifePath Portfolios invest in decline or if overall market and economic conditions deteriorate. They may also decline due to factors that affect a particular industry or industries, such as labor shortages or an increase in production costs and competitive conditions within an industry. In addition, they may decline due to general market conditions that are not specifically related to a company or industry, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or generally adverse investor sentiment.

EXTENSION RISK - When interest rates rise, certain obligations will be paid off by the obligor more slowly than anticipated, causing the value of these securities to fall. Rising interest rates tend to extend the duration of securities, making them more sensitive to changes in interest rates. The value of longer-term securities generally changes more in response to changes in interest rates than shorter-term securities. As a result, in a period of rising interest rates, securities may exhibit additional volatility and may lose value.

FOREIGN SECURITIES RISK - Securities traded in foreign markets have often (though not always) performed differently from securities traded in the United States. However, such investments often involve special risks not present in U.S. investments that can increase the chances that the LifePath Portfolios will lose money. In particular, the LifePath Portfolios are subject to the risk that because there may be fewer investors on foreign exchanges and a smaller number of securities traded each day, it may be more difficult for the LifePath Portfolios to buy and sell securities on those exchanges. In addition, prices of foreign securities may go up and down more than prices of securities traded in the United States.

CERTAIN RISKS OF HOLDING FUND ASSETS OUTSIDE THE UNITED STATES - The LifePath Portfolios generally hold their foreign securities and cash in foreign banks and securities depositories. Some foreign banks and securities depositories may be recently organized or new to the foreign custody business. In addition, there may be limited or no regulatory oversight of their operations. Also, the laws of certain countries limit the LifePath Portfolios' ability to recover their assets if a foreign bank, depository or issuer of a security, or any of their agents, goes bankrupt. In addition, it is often more expensive for a LifePath Portfolio to buy, sell and hold securities in certain foreign markets than in the United States. The increased expense of investing in foreign markets reduces the amount the LifePath Portfolios can earn on their investments and typically results in a higher operating expense ratio for the LifePath Portfolios than for investment companies invested only in the United States.

CURRENCY RISK - Securities and other instruments in which the LifePath Portfolios invest may be denominated or quoted in currencies other than the U.S. dollar. For this reason, changes in foreign currency exchange rates can affect the value of the LifePath Portfolios.

Generally, when the U.S. dollar rises in value against a foreign currency, a security denominated in that currency loses value because the currency is worth fewer U.S. dollars. Conversely, when the U.S. dollar decreases in value against a foreign currency, a security denominated in that currency gains value because the currency is worth more U.S. dollars. This risk, generally known as "currency risk," means that a strong U.S. dollar will reduce returns for U.S. investors while a weak U.S. dollar will increase those returns.

FOREIGN ECONOMY RISK - The economies of certain foreign markets may not compare favorably with the economy of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources and balance of payments position. Certain foreign economies may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, changes in international trading patterns, trade barriers and other protectionist or retaliatory measures. Investments in foreign markets may also be adversely affected by governmental actions such as the imposition of capital controls, nationalization of companies or industries, expropriation of assets or the imposition of punitive taxes. In addition, the governments of certain countries may prohibit or impose substantial restrictions on foreign investments in their capital markets or in certain industries. Any of these actions could severely affect securities prices or impair the LifePath Portfolios' ability to purchase or sell foreign securities or transfer the LifePath Portfolios' assets or income back into the United States, or otherwise adversely affect the LifePath Portfolios' operations.

Other potential foreign market risks include foreign exchange controls, difficulties in pricing securities, defaults on foreign government securities, difficulties in enforcing legal judgments in foreign courts and political and social instability. Diplomatic and political developments, including rapid and adverse political changes, social instability, regional conflicts, terrorism and war, could affect the economies, industries and securities and currency markets, and the value of the LifePath Portfolios' investments, in non-U.S. countries. These factors are extremely difficult, if not impossible, to predict and take into account with respect to the LifePath Portfolios' investments.

GOVERNMENTAL SUPERVISION AND REGULATION/ACCOUNTING STANDARDS - Many foreign governments do not supervise and regulate stock exchanges, brokers and the sale of securities to the same extent as such regulations exist in the United States. They also may not have laws to protect investors that are comparable to U.S. securities laws. For example, some foreign countries may have no laws or rules against insider trading. Insider trading occurs when a person buys or sells a company's securities based on material non-public information about that company. In addition, some countries may have legal systems that may make it difficult for the LifePath Portfolios to vote proxies, exercise shareholder rights, and pursue legal remedies with respect to its foreign investments. Accounting standards in other countries are not necessarily the same as in the United States. If the accounting standards in another country do not require as much detail as U.S. accounting standards, it may be harder for LifePath Portfolios' management to completely and accurately determine a company's financial condition.

SETTLEMENT RISK - Settlement and clearance procedures in certain foreign markets differ significantly from those in the United States. Foreign settlement and clearance procedures and trade regulations also may involve certain risks (such as delays in payment for or delivery of securities) not typically associated with the settlement of U.S. investments.

At times, settlements in certain foreign countries have not kept pace with the number of securities transactions. These problems may make it difficult for the LifePath Portfolios to carry out transactions. If the LifePath Portfolios cannot settle or are delayed in settling a purchase of securities, it may miss attractive investment opportunities and certain of their assets may be uninvested with no return earned thereon for some period. If the LifePath Portfolios cannot settle or are delayed in settling a sale of securities, it may lose money if the value of the security then declines or, if it has contracted to sell the security to another party; the LifePath Portfolios could be liable for any losses incurred.

INVESTMENTS IN MUTUAL FUNDS AND ETFS RISK - The LifePath Portfolios will invest substantially all of their assets in Underlying Funds, so the LifePath Portfolios' investment performance are directly related to the performance of the Underlying Funds. The LifePath Portfolios may also directly invest in ETFs. The LifePath Portfolios' net asset value will change with changes in the value of the mutual funds, ETFs and other securities in which it invests. An investment in the LifePath Portfolios will entail more direct and indirect costs and expenses than a direct investment in the Underlying Funds and ETFs. For example, the LifePath Portfolios indirectly pay a portion of the expenses (including operating expenses and management fees) incurred by the Underlying Funds and ETFs.

One Underlying Fund may buy the same securities that another Underlying Fund sells. In addition, the LifePath Portfolios may buy the same securities that an Underlying Fund sells, or vice-versa. If this happens, an investor in a LifePath Portfolio would indirectly bear the costs of these transactions without accomplishing the intended investment purpose. Also, an investor in a LifePath Portfolio may receive taxable gains from portfolio transactions by an Underlying Fund, as well as taxable gains from transactions in shares of the Underlying Fund by the LifePath Portfolio. Certain of the Underlying Funds may hold common portfolio securities, thereby reducing the diversification benefits of the LifePath Portfolios.

In order to minimize expenses, the LifePath Portfolios intend to invest in the class of shares of each Underlying Fund with the lowest shareholder fees and net fund operating expenses. As the Underlying Funds or the LifePath Portfolios' allocations among the Underlying Funds change from time to time, or to the extent that the expense ratio of the Underlying Funds changes, the weighted average operating expenses borne by the LifePath Portfolios may increase or decrease.

Underlying iShares Funds are subject to additional risks due to their shares being listed and traded on securities exchanges. There can be no assurance that an active trading market for these particular ETFs will develop or be maintained. Trading in ETFs may be halted because of market conditions or for reasons that, in the view of the listing exchange, make trading in ETFs inadvisable. In addition, trading in ETFs is subject to trading halts caused by extraordinary market volatility pursuant to "circuit breaker" rules. There can be no assurance that the requirements necessary to maintain the listing of ETFs will continue to be met or will remain unchanged. An ETF may trade at, above or below its NAV. The NAV of an ETF will fluctuate with changes in the market value of its holdings. The trading price of an ETF will generally fluctuate in accordance with changes in its NAV, as well as market supply and demand.

JUNK BONDS RISK - Although junk bonds generally pay higher rates of interest than investment grade bonds, junk bonds are high risk investments that may cause income and principal losses for the LifePath Portfolios. The major risks of junk bond investments include:

..    Junk  bonds may be issued by less  creditworthy  issuers.  Issuers  of junk bonds may have a larger amount of outstanding debt relative to their assets than issuers of investment grade bonds. In the event of an issuer's bankruptcy, claims of other creditors may have priority over the claims of junk bond holders, leaving few or no assets available to repay junk bond holders.

..    Prices of junk bonds are  subject to extreme  price  fluctuations.  Adverse changes in an issuer's industry and general economic conditions may have a greater impact on the prices of junk bonds than on other higher rated fixed-income securities.

..    Issuers  of junk bonds may be unable to meet their  interest  or  principal payment obligations because of an economic downturn, specific issuer developments, or the unavailability of additional financing.

..    Junk bonds  frequently  have  redemption  features that permit an issuer to repurchase the security from the LifePath Portfolios before it matures. If the issuer redeems junk bonds, the LifePath Portfolios may have to invest the proceeds in bonds with lower yields and may lose income.

..    Junk bonds may be less liquid than higher  rated  fixed-income  securities, even under normal economic conditions. There are fewer dealers in the junk bond market, and there may be significant differences in the prices quoted for junk bonds by the dealers. Because they are less liquid, judgment may play a greater role in valuing certain of the LifePath Portfolios' securities than is the case with securities trading in a more liquid market.

..    The LifePath  Portfolios may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting issuer.

..    The credit rating of a high yield security does not necessarily address its market value risk. Ratings and market value may change from time to time, positively or negatively, to reflect new developments regarding the issuer.

MARKET RISK AND SELECTION RISK - Market risk is the risk that one or more markets in which the LifePath Portfolios invest will go down in value, including the possibility that the markets will go down sharply and unpredictably. Selection risk is the risk that the securities selected by fund management will underperform the markets, the relevant indexes or the securities selected by other funds with similar investment objectives and investment strategies. This means you may lose money.

MORTGAGE- AND ASSET-BACKED SECURITIES RISKS - Mortgage-backed securities (residential and commercial) and asset-backed securities represent interests in "pools" of mortgages or other assets, including consumer loans or receivables held in trust. Although asset-backed and commercial mortgage-backed securities ("CMBS") generally experience less prepayment than residential mortgage-backed securities, mortgage-backed and asset-backed securities, like traditional fixed-income securities, are subject to credit, interest rate, prepayment and extension risks.

Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-backed securities. The LifePath Portfolios' investments in asset-backed securities are subject to risks similar to those associated with mortgage-related securities, as well as additional risks associated with the nature of the assets and the servicing of those assets. These securities also are subject to the risk of default on the underlying mortgage or assets, particularly during periods of economic downturn. Certain CMBS are issued in several classes with different levels of yield and credit protection. The LifePath Portfolios' investments in CMBS with several classes may be in the lower classes that have greater risks than the higher classes, including greater interest rate, credit and prepayment risks.

Mortgage-backed securities may be either pass-through securities or collateralized mortgage obligations ("CMOs"). Pass-through securities represent a right to receive principal and interest payments collected on a pool of mortgages, which are passed through to security holders. CMOs are created by dividing the principal and interest payments collected on a pool of mortgages into several revenue streams (tranches) with different priority rights to portions of the underlying mortgage payments. Certain CMO tranches may represent a right to receive interest only (IOs), principal only (POs) or an amount that remains after other floating-rate tranches are paid (an inverse floater). These securities are frequently referred to as "mortgage derivatives" and may be extremely sensitive to changes in interest rates. Interest rates on inverse floaters, for example, vary inversely with a short-term floating rate (which may be reset periodically). Interest rates on inverse floaters will decrease when short-term rates increase, and will increase when short-term rates decrease. These securities have the effect of providing a degree of investment leverage. In response to changes in market interest rates or other market conditions, the value of an inverse floater may increase or decrease at a multiple of the increase or decrease in the value of the underlying securities. If the LifePath Portfolios invest in CMO tranches (including CMO tranches issued by government agencies) and interest rates move in a manner not anticipated by BFA, it is possible that the LifePath Portfolios could lose all or substantially all of their investment.

The residential mortgage market in the United States recently has experienced difficulties that may adversely affect the performance and market value of certain of the LifePath Portfolios' mortgage-related investments. Delinquencies and losses on residential mortgage loans (especially subprime and second-lien mortgage loans) generally have increased recently and may continue to increase, and a decline in or flattening of housing values (as has recently been experienced and may continue to be experienced in many housing markets) may exacerbate such delinquencies and losses. Also, a number of residential mortgage loan originators have recently experienced serious financial difficulties or bankruptcy. Reduced investor demand for mortgage loans and mortgage-related securities and increased investor yield requirements have caused limited liquidity in the secondary market for mortgage-related securities, which can adversely affect the market value of mortgage-related securities. It is possible that such limited liquidity in such secondary markets could continue or worsen.

Asset-backed securities entail certain risks not presented by mortgage-backed securities, including the risk that in certain states it may be difficult to perfect the liens securing the collateral backing certain asset-backed securities. In addition, certain asset-backed securities are based on loans that are unsecured, which means that there is no collateral to seize if the underlying borrower defaults. Certain mortgage-backed securities in which the LifePath Portfolios may invest may also provide a degree of investment leverage, which could cause the LifePath Portfolios to lose all or substantially all of their investment.

PASSIVE INVESTMENT RISK - Because BFA does not select individual companies in the underlying indexes for the Underlying iShares Funds, those Underlying iShares Funds may hold stocks in companies that present risks that an investment adviser researching individual stocks might seek to avoid.

PREPAYMENT RISK - When interest rates fall, certain obligations will be paid off by the obligor more quickly than originally anticipated, and the LifePath Portfolios may have to invest their proceeds in securities with lower yields. In periods of falling interest rates, the rate of prepayments tends to increase (as does price fluctuation) as borrowers are motivated to pay off debt and refinance at new lower rates. During such periods, reinvestment of the prepayment proceeds by the management team will generally be at lower rates of return than the return on the assets that were prepaid. Prepayment reduces the yield to maturity and the average life of the security.

REIT INVESTMENT RISK - In addition to the risks facing real estate-related securities, such as a decline in property values due to increasing vacancies, a decline in rents resulting from unanticipated economic, legal or technological developments or a decline in the price of securities of real estate companies due to a failure of borrowers to pay their loans or poor management, investments in REITs involve unique risks. REITs may have limited financial resources, may trade less frequently and in limited volume and may be more volatile than other securities.

SECURITIES LENDING RISK - Securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, the LifePath Portfolios may lose money and there may be a delay in recovering the loaned securities. The LifePath Portfolios could also lose money if they do not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral. These events could trigger adverse tax consequences for the LifePath Portfolios.

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


U.S. GOVERNMENT OBLIGATIONS RISK - Obligations of U.S. government agencies, authorities, instrumentalities and sponsored enterprises have historically involved little risk of loss of principal if held to maturity. However, not all U.S. government securities are backed by the full faith and credit of the United States. Obligations of certain agencies, authorities, instrumentalities and sponsored enterprises of the U.S. government are backed by the full faith and credit of the United States (E.G., the Government National Mortgage Association); other obligations are backed by the right of the issuer to borrow from the U.S. Treasury (E.G., the Federal Home Loan Banks); and others are supported by the discretionary authority of the U.S. government to purchase an agency's obligations. Still others are backed only by the credit of the agency, authority, instrumentality or sponsored enterprise issuing the obligation. No assurance can be given that the U.S. government would provide financial support to any of these entities if it is not obligated to do so by law.

Each LifePath Portfolio must maintain cash balances to meet redemption requests, which may lower overall portfolio performance.

FOR A DESCRIPTION OF THE LIFEPATH PORTFOLIOS' POLICIES AND PROCEDURES WITH RESPECT TO DISCLOSURE OF THEIR MASTER PORTFOLIOS' PORTFOLIO HOLDINGS, AND A FURTHER DISCUSSION OF THE LIFEPATH PORTFOLIOS' INVESTMENTS AND RISKS, PLEASE REFER TO THE LIFEPATH PORTFOLIOS' SAI.

Account Information

Prior to May 3, 2010, Investor A Shares of LifePath Retirement Portfolio, LifePath 2020 Portfolio, LifePath 2030 Portfolio, LifePath 2040 Portfolio and LifePath 2050 Portfolio were designated Class R Shares and were subject to a different sales charge and distribution and service fee schedule. Those Class R shareholder accounts established prior to May 3, 2010 will be grandfathered and be eligible to purchase Investor A Shares at net asset value. A new Class R share class was established on May 3, 2010. Prior to May 3, 2010, Institutional Shares of LifePath Retirement Portfolio, LifePath 2020 Portfolio, LifePath 2030 Portfolio, LifePath 2040 Portfolio and LifePath 2050 Portfolio were designated Class I Shares.

HOW TO CHOOSE THE SHARE CLASS THAT BEST SUITS YOUR NEEDS

Each LifePath Portfolio currently offers multiple share classes (Investor A, Investor C, Institutional and Class R Shares in this Prospectus), each with its own sales charge and expense structure, allowing you to invest in the way that best suits your needs. Each share class represents an ownership interest in the same investment portfolio. When you choose your class of shares, you should consider the size of your investment and how long you plan to hold your shares. Either your financial professional or your selected securities dealer, broker, investment adviser, service provider, or industry professional ("financial intermediary") can help you determine which share class is best suited to your personal financial goals. Investor A and Investor C Shares are sometimes referred to herein collectively as "Investor Shares."

For example, if you select Institutional Shares, you will not pay any sales charge. However, only certain investors may buy Institutional Shares. If you select Investor A Shares, you generally pay a sales charge at the time of purchase and an ongoing service fee of 0.25% per year. You may be eligible for a sales charge reduction or waiver.

If you select Investor C or Class R Shares, you will invest the full amount of your purchase price, but you will be subject to a distribution fee of 0.75% per year for Investor C Shares and 0.25% per year for Class R Shares, and a service fee of 0.25% per year for both classes of shares under a plan adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the "1940 Act"). Because these fees are paid out of a LifePath Portfolio's assets on an ongoing basis, over time these fees increase the cost of your investment and may cost you more than paying other types of sales charges. In addition, you may be subject to a deferred sales charge when you sell Investor C Shares. Classes with lower expenses will have higher net asset values and dividends relative to other share classes.

Each LifePath Portfolio's shares are distributed by BlackRock Investments, LLC (the "Distributor"), an affiliate of BFA.

The table below summarizes key features of each of the share classes of the LifePath Portfolios.

                          SHARE CLASSES AT A GLANCE/1/

                         INVESTOR A                 INVESTOR C2,3              INSTITUTIONAL                   CLASS R
------------------------------------------------------------------------------------------------------------------------------------
AVAILABILITY             Generally available        Generally available        Limited to certain              Available only to
                         through financial          through financial          investors, including:           certain retirement
                         intermediaries.            intermediaries.            .   Current Institutional       plans.
                                                                                   shareholders that
                                                                                   meet certain
                                                                                   requirements
                                                                               .   Certain retirement
                                                                                   plans
                                                                               .   Participants in
                                                                                   certain
                                                                                   programs sponsored
                                                                                   by BlackRock or its
                                                                                   affiliates or financial
                                                                                   intermediaries
                                                                               .   Certain employees
                                                                                   and affiliates of
                                                                                   BlackRock or its
                                                                                   affiliates
------------------------------------------------------------------------------------------------------------------------------------

                          SHARE CLASSES AT A GLANCE/1/

                         INVESTOR A                 INVESTOR C2,3              INSTITUTIONAL                   CLASS R
------------------------------------------------------------------------------------------------------------------------------------
 MINIMUM INVESTMENT      $1,000 for all accounts    $1,000 for all accounts    .    $2 million for             $100 for all accounts
                         except:                    except:                         institutions
                         .   $250 for certain fee-  .   $250 for certain fee-       and individuals.
                             based programs             based programs         .    Institutional Shares
                         .   $100 for retirement    .   $100 for retirement         are  available to
                             plans                      plans                       clients of registered
                         .   $50, if establishing   .   $50, if establishing        investment advisors
                             Automatic Investment       Automatic Investment        who have $250,000
                             Plan (AIP)                 Plan (AIP)                  invested in the LifePath
                                                                                    LifePath Portfolio.
------------------------------------------------------------------------------------------------------------------------------------
INITIAL SALES CHARGE?    Yes. Payable at time of    No. Entire purchase        No. Entire purchase             No. Entire purchase
                         purchase. Lower sales      price is invested in       price is invested in            price is invested in
                         charges are available      shares of the LifePath     shares of the LifePath          shares of the
                         for larger investments.    Portfolio.                 Portfolio.                      LifePath Portfolio.

------------------------------------------------------------------------------------------------------------------------------------
DEFERRED SALES CHARGE?   No. (May be charged        Yes. Payable if you        No.                             No.
                         for purchases of $1        redeem within one year
                         million or more that are   of purchase.
                         redeemed within
                         eighteen months.)

------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTION AND         No Distribution Fee.       0.75% Annual               No.                             0.25% Annual
SERVICE                  0.25% Annual Service       Distribution Fee. 0.25%                                    Distribution Fee.
(12B-1) FEES?            Fee.                       Annual Service Fee.                                        0.25%Annual Service
                                                                                                               Fee.
------------------------------------------------------------------------------------------------------------------------------------
REDEMPTION FEES?         No.                        No.                        No.                             No.
------------------------------------------------------------------------------------------------------------------------------------
CONVERSION TO INVESTOR   N/A                        No.                        No.                             No.
A SHARES?
------------------------------------------------------------------------------------------------------------------------------------
ADVANTAGE                Makes sense for            No up-front sales          No up-front sales               No up-front sales
                         investors who are          charge so you start off    harge so you start off          charge so you start
                         eligible to have the       owning more shares.        wning more shares.              offowning more
                         sales charge reduced       These shares may                                           shares.
                         or eliminated or who       make sense for
                         have a long-term           investors who have a
                         investment horizon         shorter investment
                         because there are no       horizon relative to
                         ongoing distribution       Investor A Shares.
                         fees.
------------------------------------------------------------------------------------------------------------------------------------
DISADVANTAGE             You pay a sales charge     You pay ongoing            Limited availability.           Limited availability.
                         up-front, and therefore    distribution fees each                                     You pay ongoing
                         you start off owning       year you own Investor C                                    distribution fees
                         fewer shares.              Shares, which means                                        each year you own
                                                    that over the long term                                    Class R Shares, which
                                                    you can expect higher                                      means that over the
                                                    total fees per share                                       long term you can
                                                    than Investor A Shares,                                    expect higher total
                                                    and as a result, lower                                     fees per share than
                                                    total performance.                                         Investor A Shares
                                                                                                               and, as a result,
                                                                                                               lower
                                                                                                               totalperformance.
------------------------------------------------------------------------------------------------------------------------------------

/1/ Please see "Details about the Share Classes" for more information about each share class.

/2/ If you establish a new account directly with the LifePath Portfolio and do not have a financial intermediary associated with your account, you may only invest in Investor A Shares. Applications without a financial intermediary that select Investor C Shares will not be accepted.

/3/ The LifePath Portfolios will not accept a purchase order of $500,000 or more for Investor C Shares. Your financial intermediary may set a lower maximum for Investor C Shares.

The following pages will cover the additional details of each share class, including the Institutional and Class R Share requirements, the sales charge table for Investor A Shares, reduced sales charge information, Investor C Share CDSC information, and sales charge waivers.

More information about existing sales charge reductions and waivers is available free of charge in a clear and prominent format via hyperlink at www.blackrock.com and in the SAI, which is available on the website or on request.

DETAILS ABOUT THE SHARE CLASSES
--------------------------------------------------------------------------------
INVESTOR A SHARES - INITIAL SALES CHARGE OPTION

The following table shows the front-end sales charges that you may pay if you buy Investor A Shares. The offering price for Investor A Shares includes any front-end sales charge. The front-end sales charge expressed as a percentage of the offering price may be higher or lower than the charge described below due to rounding. Similarly, any contingent deferred sales charge paid upon certain redemptions of Investor A Shares expressed as a percentage of the applicable redemption amount may be higher or lower than the charge described below due to rounding. You may qualify for a reduced front-end sales charge. Purchases of Investor A Shares at certain fixed dollar levels, known as "breakpoints," cause a reduction in the front-end sales charge. Once you achieve a breakpoint, you pay that sales charge on your entire purchase amount (and not just the portion above the breakpoint). If you select Investor A Shares, you will pay a sales charge at the time of purchase as shown in the following table.

                                                                                       DEALER
                                          SALES CHARGE         SALES CHARGE         COMPENSATION
                                            AS A % OF         AS A % OF YOUR         AS A % OF
YOUR INVESTMENT                          OFFERING PRICE       INVESTMENT/(1)/      OFFERING PRICE
===================================     ================     ================     ===============
Less than $25,000                              5.25%                5.54%              5.00%
$25,000 but less than $50,000                  4.75%                4.99%              4.50%
$50,000 but less than $100,000                 4.00%                4.17%              3.75%
$100,000 but less than $250,000                3.00%                3.09%              2.75%
$250,000 but less than $500,000                2.50%                2.56%              2.25%
$500,000 but less than $750,000                2.00%                2.04%              1.75%
$750,000 but less than $1,000,000              1.50%                1.52%              1.25%
$1,000,000 and over/(2)/                       0.00%                0.00%                --/(2)/

----------

/(1)/Rounded to the nearest one-hundredth percent.

/(2)/If you invest $1,000,000 or more in Investor A Shares,  you will not pay an initial sales charge. In that case, BFA compensates the financial intermediary from its own resources. However, if you redeem your shares within 18 months after purchase, you may be charged a deferred sales charge of 1.00% of the lesser of the original cost of the shares being redeemed or your redemption proceeds. Such deferred sales charge may be waived in connection with certain fee-based programs.

No initial sales charge applies to Investor A Shares that you buy through reinvestment of the LifePath Portfolios' dividends or capital gains.

SALES CHARGES REDUCED OR ELIMINATED FOR INVESTOR A SHARES

There are several ways in which the sales charge can be reduced or eliminated. Purchases of Investor A Shares at certain fixed dollar levels, known as "breakpoints," cause a reduction in the front-end sales charge (as described above in the "Investor A Shares - Initial Sales Charge Option" section). Additionally, the front-end sales charge can be reduced or eliminated through one or a combination of the following: a Letter of Intent, the right of accumulation, the reinstatement privilege (described under "Account Services and Privileges"), or a waiver of the sales charge (described below). Reductions or eliminations through the right of accumulation or Letter of Intent will apply to the value of all qualifying holdings in shares of mutual funds sponsored and advised by BFA and its affiliates ("BlackRock Funds") owned by:
(a) the investor, (b) the investor's spouse and any children under the age of 21, or (c) a trustee or fiduciary of a single trust estate or single fiduciary account. For this purpose, the value of an investor's holdings means the offering price of the newly purchased shares (including any applicable sales charge) plus the current value (including any sales charges paid) of all other shares the investor already holds taken together. These may include shares held in accounts held at a financial intermediary, including personal accounts, certain retirement accounts, UGMA/UTMA accounts, Joint Tenancy accounts, trust accounts and Transfer on Death accounts, as well as shares purchased by a trust of which the investor is a beneficiary. For purposes of the right of accumulation and Letter of Intent the investor may not combine with the investor's other holdings shares held in pension, profit sharing or other employee benefit plans if those shares are held in the name of a nominee or custodian.

In order to receive a reduced sales charge, at the time an investor purchases shares of a LifePath Portfolio, the investor should inform the financial professional, financial intermediary or the BlackRock Funds of any other shares of the LifePath Portfolio or any other BlackRock Fund owned by: (a) the investor, (b) the investor's spouse and any children under the age of 21, or
(c) a trustee or fiduciary of a single trust estate or single fiduciary account. Failure by the investor to notify the financial professional, financial intermediary or the BlackRock Funds, may result in the investor not receiving the sales charge reduction to which the investor is otherwise entitled.

The financial professional, financial intermediary or the BlackRock Funds may request documentation - including account statements and records of the original cost of the shares owned by the investor, the investor's spouse and/or children under the age of 21 - showing that the investor qualifies for a reduced sales charge. The investor should retain these records because - depending on where an account is held or the type of account - the LifePath Portfolios and/or the investor's financial professional, financial intermediary or BlackRock Funds may not be able to maintain this information.

For more information, see the LifePath Portfolios' SAI or contact your financial professional or financial intermediary.

LETTER OF INTENT

An investor may qualify for a reduced front-end sales charge immediately by signing a "Letter of Intent" stating the investor's intention to buy a specified amount of Investor or Institutional Shares in one or more BlackRock Funds within the next 13 months that would, if bought all at once, qualify the investor for a reduced sales charge. The initial investment must meet the minimum initial purchase requirement. The 13-month Letter of Intent period commences on the day that the Letter of Intent is received by a LifePath Portfolio, and the investor must tell the LifePath Portfolio that later purchases are subject to the Letter of Intent. Purchases submitted prior to the date the Letter of Intent is received by a LifePath Portfolio are not counted toward the sales charge reduction. During the term of the Letter of Intent, a LifePath Portfolio will hold Investor A Shares representing up to 5% of the indicated amount in an escrow account for payment of a higher sales load if the full amount indicated in the Letter of Intent is not purchased. If the full amount indicated is not purchased within the 13-month period, and the investor does not pay the higher sales load within 20 days, a LifePath Portfolio will redeem enough of the Investor A Shares held in escrow to pay the difference.

RIGHT OF ACCUMULATION

Investors have a "right of accumulation" under which the current value of an investor's existing Investor A and A1; Investor B, B1 and B2; Investor C, C1 and C2 and Institutional Shares in most BlackRock Funds and the investment in the BlackRock CollegeAdvantage 529 program by the investor or by or on behalf of the investor's spouse and minor children may be combined with the amount of the current purchase in determining whether an investor qualifies for a breakpoint and a reduced front-end sales charge. Financial intermediaries may value current holdings of their customers differently for purposes of determining whether an investor qualifies for a breakpoint and a reduced front-end sales charge, although customers of the same financial intermediary will be treated similarly. In order to use this right, the investor must alert BlackRock to the existence of any previously purchased shares.

OTHER FRONT-END SALES CHARGE WAIVERS

A sales charge waiver on a purchase of Investor A Shares may also apply for:

..    Authorized  qualified employee benefit plans or savings plans and rollovers of current investments in a LifePath Portfolio through such plans

..    Persons investing through an authorized payroll deduction plan

..    Persons investing  through an authorized  investment plan for organizations that operate under Section 501(c)(3) of the Internal Revenue Code

..    Registered investment advisers,  trust companies and bank trust departments exercising discretionary investment authority with respect to amounts to be invested in a LifePath Portfolio

..    Persons  associated  with a LifePath  Portfolio,  the LifePath  Portfolios'
     Distributor,  or  the  LifePath  Portfolios'  transfer  agent,  PNC  Global
     Investment   Servicing  (U.S.)  Inc.  (the  "Transfer  Agent"),  and  their affiliates

..    Persons  participating  in a  fee-based  program  under  which they (i) pay advisory fees to a broker-dealer or other financial institution or (ii) pay fees to a broker-dealer or other financial institution for providing
     transaction   processing  and  other  administrative   services,   but  not
     investment advisory services

..    Employees of MetLife

INVESTOR A SHARES AT NET ASSET VALUE

If you invest $1,000,000 or more in Investor A Shares, you will not pay any initial sales charge. However, if you redeem your Investor A Shares within 18 months after purchase, you may be charged a deferred sales charge of 1.00% of the lesser of the original cost of the shares being redeemed or your redemption proceeds. For a discussion on waivers, see "Contingent Deferred Sales Charge Waivers."

If you are eligible to buy both Investor A and Institutional Shares, you should buy Institutional Shares since Investor A Shares are subject to a front end sales charge and an annual 0.25% service fee, while Institutional Shares are not. The Distributor normally pays the annual Investor A Shares service fee to dealers as a shareholder servicing fee on a monthly basis.

INVESTOR C SHARES - DEFERRED SALES CHARGE OPTION

If you select Investor C Shares, you do not pay an initial sales charge at the time of purchase. If you redeem your Investor C Shares within one year after purchase, you may be charged a deferred sales charge of 1.00%. The charge will apply to the lesser of the original cost of shares being redeemed or the proceeds of your redemption and is calculated without regard to any redemption fee. When you redeem Investor C Shares, the redemption order is processed so that the lowest deferred sales charge is charged. Investor C Shares that are not subject to the deferred sales charge are redeemed first. In addition, you will not be charged a deferred sales charge when you redeem shares that you acquire through reinvestment of LifePath Portfolio dividends or capital gains. Any CDSC paid on the redemptions of Investor C Shares expressed as a percentage of the applicable redemption amount may be higher or lower than the charge described due to rounding.

Investor C Shares do not offer a conversion privilege.

You will also pay distribution fees of 0.75% and service fees of 0.25% each year. Because these fees are paid out of the LifePath Portfolio's assets on an ongoing basis, over time these fees increase the cost of your investment and may cost you more than paying other types of sales charges. The Distributor uses the money that it receives from the deferred sales charges and the distribution fees to cover the costs of marketing, advertising and compensating the financial professional or financial intermediary who assists you in purchasing LifePath Portfolio shares.

The Distributor currently pays a sales concession of 1.00% of the purchase price of Investor C Shares to dealers from its own resources at the time of sale. The Distributor pays the annual Investor C Shares distribution fee and the annual Investor C Shares service fee as an ongoing concession and as a shareholder servicing fee, respectively, to dealers for Investor C Shares held for over a year and normally retains the Investor C Shares distribution fee and service fee during the first year after purchase. Under certain circumstances (including for certain qualified employee benefit plans), the Distributor will pay the full Investor C Shares distribution fee and service fee to dealers beginning in the first year after purchase in lieu of paying the sales concession.

CONTINGENT DEFERRED SALES CHARGE WAIVERS

The deferred sales charge relating to Investor Shares may be reduced or waived in certain circumstances, such as:

..    Redemptions  of shares  purchased  through  authorized  qualified  employee benefit plans or savings plans and rollovers of current investments in a LifePath Portfolio through such plans

..    Exchanges  pursuant to the  exchange  privilege,  as  described  in "How to
     Exchange Shares or Transfer Your Account"

..    Redemptions made in connection with minimum required distributions from IRA or 403(b)(7) accounts due to the shareholder reaching the age of 70 1/2

..    Redemptions  made with respect to certain  retirement  plans sponsored by a
     LifePath Portfolio, BFA or an affiliate

..    Redemptions  resulting from shareholder death as long as the waiver request is made  within  one  year of  death  or,  if  later,  reasonably  promptly
     following   completion  of  probate   (including  in  connection  with  the
     distribution of account assets to a beneficiary of the decedent)

..    Withdrawals  resulting  from  shareholder  disability  (as  defined  in the
     Internal Revenue Code), as long as the disability arose subsequent to the purchase of the shares

..    Involuntary redemptions made of shares in accounts with low balances

..    Certain redemptions made through the Systematic  Withdrawal Plan offered by a LifePath Portfolio, BFA or an affiliate

..    Redemptions related to the payment of PNC Trust Company custodial IRA fees

..    Redemptions  when a shareholder can demonstrate  hardship,  in the absolute discretion of the LifePath Portfolio

More information about existing sales charge reductions and waivers is available free of charge in a clear and prominent format via hyperlink at www.blackrock.com and in the SAI, which is available on the website or upon request.

INSTITUTIONAL SHARES

Institutional Shares are not subject to any sales charge. Only certain investors are eligible to buy Institutional Shares.

Your financial professional or other financial intermediary can help you determine whether you are eligible to buy Institutional Shares. A LifePath Portfolio may permit a lower initial investment for certain investors if their purchase, combined with purchases by other investors received together by the LifePath Portfolios, meets the minimum investment requirement.

Eligible institutional investors include the following:

     . Investors who currently own Institutional Shares of a LifePath Portfolio may make additional purchases of Institutional Shares of that LifePath Portfolio from the LifePath Portfolio

     .    Institutional   and  individual   retail   investors  with  a  minimum
          investment  of $2  million  who  purchase  directly  from  a  LifePath
          Portfolio

     .    Certain qualified retirement plans

     .    Investors in selected fee-based programs

     . Clients of registered investment advisers who have $250,000 invested in a LifePath Portfolio

     .    Trust  department  clients of PNC Bank and Bank of America,  N.A.  and their affiliates for whom they (i) act in a fiduciary capacity (excluding participant directed employee benefit plans); (ii) otherwise have investment discretion; or (iii) act as custodian for at least $2 million in assets

     . Unaffiliated banks, thrifts or trust companies that have agreements with the Distributor

     . Holders of certain Merrill Lynch & Co., Inc. ("Merrill Lynch") sponsored unit investment trusts ("UITs") who reinvest dividends received from such UITs in shares of a LifePath Portfolio

     . Employees, officers and directors/trustees of BlackRock, BlackRock Funds, The PNC Financial Services Group, Inc. ("PNC"), Merrill Lynch, Barclays PLC ("Barclays") or their respective affiliates

CLASS R SHARES

Class R Shares are available only to certain retirement and similar plans. If you buy Class R Shares, you will pay neither an initial sales charge nor a CDSC. However, Class R Shares are subject to a distribution fee of 0.25% per year and a service fee of 0.25% per year. Because these fees are paid out of the LifePath Portfolio's assets on an ongoing basis, over time these fees increase the cost of your investment and may cost you more than paying other types of sales charges.

Class R Shares do not offer a conversion privilege.

The Distributor currently pays the annual Class R Shares distribution fee and annual Class R Shares service fee to dealers as an ongoing concession and as a shareholder servicing fee, respectively, on a monthly basis.

DISTRIBUTION AND SERVICE PAYMENTS
--------------------------------------------------------------------------------
The LifePath Portfolios have adopted a plan (the "Plan") with respect to the Investor and Class R Shares that allows each LifePath Portfolio to pay distribution fees for the sale of its shares under Rule 12b-1 of the 1940 Act and shareholder servicing fees for certain services provided to its shareholders.

PLAN PAYMENTS

Under the Plan, Investor C and Class R Shares pay a fee ("distribution fees") to the Distributor and/or its affiliates, including PNC and its affiliates, and to Merrill Lynch and/or Bank of America Corporation ("BAC") and their affiliates and to Barclays and its affiliates, for distribution and sales support services. The distribution fees may be used to pay the Distributor for distribution services and to pay the Distributor and affiliates of BlackRock and PNC or Merrill Lynch and BAC or Barclays for sales support services provided in connection with the sale of Investor C and Class R Shares. The distribution fees may also be used to pay brokers, dealers, financial institutions and industry professionals (including BlackRock, PNC, Merrill Lynch, BAC, Barclays and their respective affiliates) (each a "Financial Intermediary") for sales support services and related expenses. All Investor C and Class R Shares pay a maximum distribution fee per year that is a percentage of the average daily net asset value of the applicable LifePath Portfolio attributable to Investor C and Class R Shares. Institutional and Investor A Shares do not pay a distribution fee.

Under the Plan, a LifePath Portfolio also pays shareholder servicing fees (also referred to as shareholder liaison services fees) to Financial Intermediaries for providing support services to their customers who own Investor A, Investor C and Class R Shares. The shareholder servicing fee payment is calculated as a percentage of the average daily net asset value of Investor A, Investor C and Class R Shares of each LifePath Portfolio. All Investor A, Investor C and Class R Shares pay this shareholder servicing fee. Institutional Shares do not pay a shareholder servicing fee.

In return for the shareholder servicing fee, Financial Intermediaries (including BlackRock) may provide one or more of the following services to their customers who own Investor A, Investor C and Class R Shares:

..    Responding to customer questions on the services performed by the Financial
     Intermediary and investments in Investor A, Investor C and Class R Shares;

..    Assisting  customers  in choosing and changing  dividend  options,  account designations and addresses; and

..    Providing other similar shareholder liaison services.

The shareholder servicing fees payable pursuant to the Plan are paid to compensate Financial Intermediaries for the administration and servicing of shareholder accounts and are not costs which are primarily intended to result in the sale of a LifePath Portfolio's shares. Because the fees paid by the LifePath Portfolios under the Plan are paid out of LifePath Portfolio assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. In addition, the distribution fees paid by Investor C and Class R Shares may over time cost investors more than the front-end sales charge on Investor A Shares. For more information on the Plan, including a complete list of services provided thereunder, see the SAI.

OTHER PAYMENTS BY THE LIFEPATH PORTFOLIOS

In addition to, rather than in lieu of, distribution and shareholder servicing fees that a LifePath Portfolio may pay to a Financial Intermediary pursuant to the Plan and fees that a LifePath Portfolio pays to its Transfer Agent, BFA on behalf of a LifePath Portfolio, may enter into non-Plan agreements with a Financial Intermediary pursuant to which the LifePath Portfolio will pay a Financial Intermediary for administrative, networking, recordkeeping, sub-transfer agency and shareholder services. These non-Plan payments are generally based on either (1) a percentage of the average daily net assets of LifePath Portfolio shareholders serviced by a Financial Intermediary or (2) a fixed dollar amount for each account serviced by a Financial Intermediary. The aggregate amount of these payments may be substantial.

OTHER PAYMENTS BY BFA

The Plan permits BFA, the Distributor and their affiliates to make payments relating to distribution and sales support activities out of their past profits or other sources available to them (and not as an additional charge to the LifePath Portfolios). From time to time, BFA, the Distributor or their affiliates also may pay a portion of the fees for administrative, networking, recordkeeping, sub-transfer agency and shareholder services described above at its or their own expense and out of its or their legitimate profits. BFA, the Distributor and their affiliates may compensate affiliated and unaffiliated Financial Intermediaries for the sale and distribution of shares of the LifePath Portfolios or for these other services to the LifePath Portfolios and shareholders. These payments would be in addition to the LifePath Portfolio payments described in this prospectus and may be a fixed dollar amount, may be based on the number of customer accounts maintained by the Financial Intermediary, or may be based on a percentage of the value of shares sold to, or held by, customers of the Financial Intermediary. The aggregate amount of these payments by BFA, the Distributor and their affiliates may be substantial. Payments by BFA may include amounts that are sometimes referred to as "revenue sharing" payments. In some circumstances, these revenue sharing payments may create an incentive for a Financial Intermediary, its employees or associated persons to recommend or sell shares of a LifePath Portfolio to you. Please contact your Financial Intermediary for details about payments it may receive from a LifePath Portfolio or from BFA, the Distributor or their affiliates. For more information, see the SAI.

HOW TO BUY, SELL, EXCHANGE AND TRANSFER SHARES
--------------------------------------------------------------------------------
The chart on the following pages summarizes how to buy, sell, exchange and transfer shares through your financial professional or other financial intermediary. You may also buy, sell, exchange and transfer shares through BlackRock, if your account is held directly with BlackRock. To learn more about buying, selling, transferring or exchanging shares through BlackRock, call
(800) 441-7762. Because the selection of a mutual fund involves many considerations, your financial professional or other financial intermediary may help you with this decision.

Each LifePath Portfolio may reject any purchase order, modify or waive the minimum initial or subsequent investment requirements for any shareholders and suspend and resume the sale of any share class of the LifePath Portfolio at any time for any reason.

In addition, the LifePath Portfolios may waive certain requirements regarding the purchase, sale, exchange or transfer of shares described below.

HOW TO BUY SHARES

                      YOUR CHOICES                                       IMPORTANT INFORMATION FOR YOU TO KNOW
------------------------------------------------------------------------------------------------------------------------------------
INITIAL PURCHASE      First, select the share class                      Refer to the "Share Classes at a Glance" table in
                      appropriate for you                                this Prospectus (be sure to read this Prospectus
                                                                         carefully). When you place your initial order, you
                                                                         must indicate which share class you select (if you
                                                                         do not specify a class and do not qualify to
                                                                         purchase Institutional Shares, you will receive
                                                                         Investor A Shares).

                                                                         Certain factors, such as the amount of your
                                                                         investment, your time frame for investing, and
                                                                         your financial goals, may affect which share class
                                                                         you choose. Your financial representative can help
                                                                         you determine which share class is appropriate for
                                                                         you.

                                                                         Class R Shares are available only to certain
                                                                         retirement and other similar plans.
                      --------------------------------------------------------------------------------------------------------------
                      Next, determine the amount of your                 Refer to the minimum initial investment in the
                      investment                                         "Share Classes at a Glance" table in this
                                                                         Prospectus. Be sure to note the maximum investment
                                                                         amounts for Investor C Shares.

                                                                         See "Account Information - Details about the Share
                                                                         Classes" for information on lower initial
                                                                         investment requirements for certain LifePath
                                                                         Portfolio investors if their purchase, combined
                                                                         with purchases by other investors received
                                                                         together by a LifePath Portfolio, meets the
                                                                         minimum investment requirement.
                      --------------------------------------------------------------------------------------------------------------
                      Have your financial intermediary                   The price of your shares is based on the next
                      submit your purchase order                         calculation of a LifePath Portfolio's net asset
                                                                         value ("NAV") after your order is placed. Any
                                                                         purchase orders placed prior to the close of
                                                                         business on the NYSE (generally 4:00 p.m. Eastern
                                                                         time) will be priced at the NAV determined that
                                                                         day. Certain financial intermediaries, however,
                                                                         may require submission of orders prior to that
                                                                         time. A broker-dealer or financial institution
                                                                         maintaining the account in which you hold shares
                                                                         may charge a separate account, service or
                                                                         transaction fee on the purchase or sale of Fund
                                                                         shares that would be in addition to the fees and
                                                                         expenses shown in each LifePath Portfolio's "Fees
                                                                         and Expenses" table.

                                                                         Purchase orders placed after that time will be
                                                                         priced at the NAV determined on the next business
                                                                         day. The LifePath Portfolios may reject any order
                                                                         to buy shares and may suspend the sale of shares
                                                                         at any time. Financial intermediaries may charge a
                                                                         processing fee to confirm a purchase.
                      --------------------------------------------------------------------------------------------------------------
                      Or contact BlackRock (for accounts                 To purchase shares directly from BlackRock, call
                      held directly with BlackRock)                      (800) 441-7762 and request a new account
                                                                         application. Mail the completed application along
                                                                         with a check payable to "BlackRock Funds" to the
                                                                         Transfer Agent at the address on the application.
                      --------------------------------------------------------------------------------------------------------------
ADD TO YOUR           Purchase additional shares                         For Investor A and Investor C Shares, the minimum
INVESTMENT                                                               investment for INVESTMENT additional purchases is
                                                                         generally $50 for all accounts except that certain
                                                                         retirement plans and payroll deduction programs
                                                                         may have a lower minimum for additional purchases.
                                                                         Institutional and Class R Shares have no minimum
                                                                         for additional purchases.
                      --------------------------------------------------------------------------------------------------------------
                      Have your financial professional or                To purchase additional shares you may contact your
                      financial intermediary submit your                 financial professional or financial intermediary.
                      purchase order for additional shares               For more details on purchasing by Internet see
                                                                         below.
                      --------------------------------------------------------------------------------------------------------------

                      YOUR CHOICES                                       IMPORTANT INFORMATION FOR YOU TO KNOW
------------------------------------------------------------------------------------------------------------------------------------
ADD TO YOUR           Or contact BlackRock (for accounts                 PURCHASE BY TELEPHONE: Call (800) 441-7762 and
INVESTMENT            held directly with BlackRock)                      speak with one of our representatives. The
(CONTINUED)                                                              LifePath Portfolios have the right to reject any
                                                                         telephone request for any reason.

                                                                         PURCHASE IN WRITING: You may send a written
                                                                         request to BlackRock at the address on the back
                                                                         cover of this Prospectus.

                                                                         PURCHASE BY VRU: Shares may also be purchased by
                                                                         use of the LifePath Portfolio's automated voice
                                                                         response unit service ("VRU") at (800) 441-7762.

                                                                         PURCHASE BY INTERNET: You may purchase your
                                                                         shares, and view activities in your account, by
                                                                         logging onto the BlackRock website at
                                                                         www.blackrock.com/funds. Purchases made on the
                                                                         Internet using the Automated Clearing House
                                                                         Network ("ACH") will have a trade date that is the
                                                                         day after the purchase is made. Certain
                                                                         institutional clients' purchase orders for
                                                                         Institutional Shares placed by wire prior to the
                                                                         close of business on the NYSE will be placed at
                                                                         the NAV determined that day. Contact your
                                                                         financial intermediary or BlackRock for further
                                                                         information. Each LifePath Portfolio limits
                                                                         Internet purchases in shares of the LifePath
                                                                         Portfolio to $25,000 per trade. Different maximums
                                                                         may apply to certain institutional investors.

                                                                         Please read the On-Line Services Disclosure
                                                                         Statement and User Agreement, the Terms and
                                                                         Conditions page and the Consent to Electronic
                                                                         Delivery Agreement (if you consent to electronic
                                                                         delivery), before attempting to transact online.

                                                                         The LifePath Portfolios employ reasonable
                                                                         procedures to confirm that transactions entered
                                                                         over the Internet are genuine. By entering into
                                                                         the User Agreement with a LifePath Portfolio in
                                                                         order to open an account through the website, the
                                                                         shareholder waives any right to reclaim any losses
                                                                         from a LifePath Portfolio or any of its
                                                                         affiliates, incurred through fraudulent activity.
                      --------------------------------------------------------------------------------------------------------------
                      Acquire additional shares by                       All dividends and capital gains distributions are
                      reinvesting dividends and capital                  automatically reinvested without a sales charge.
                      gains                                              To make any changes to your dividend and/or
                                                                         capital gains distributions options, please call
                                                                         (800) 441-7762, or contact your financial
                                                                         professional (if your account is not held directly
                                                                         with BlackRock).
                      --------------------------------------------------------------------------------------------------------------
                      Participate in the Automatic                       BlackRock's AIP allows you to invest a specific
                      Investment Plan ("AIP")                            amount on a periodic basis from your checking or
                                                                         savings account into your investment account.

                                                                         Refer to the "Account Services and Privileges"
                                                                         section of this Prospectus for additional
                                                                         information.
                      --------------------------------------------------------------------------------------------------------------
HOW TO PAY FOR        Making payment for purchases                       Payment for an order must be made in Federal funds
SHARES                                                                   or other immediately available funds by the time
                                                                         specified by your financial professional or other
                                                                         financial intermediary, but in no event later than
                                                                         4:00 p.m. (Eastern time) on the first business day
                                                                         following BlackRock's receipt of the order. If
                                                                         payment is not received by this time, the order
                                                                         will be canceled and you and your financial
                                                                         professional or other financial intermediary will
                                                                         be responsible for any loss to the LifePath
                                                                         Portfolios.

                                                                         For shares purchased directly from a LifePath
                                                                         Portfolio, a check payable to "BlackRock Funds,"
                                                                         which bears the name of the LifePath Portfolio you
                                                                         are purchasing must accompany a completed purchase
                                                                         application.
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

                      YOUR CHOICES                                       IMPORTANT INFORMATION FOR YOU TO KNOW
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
HOW TO PAY FOR        Making payment for purchases                       There is a $20 fee for each purchase check that is
SHARES (CONTINUED)    (continued)                                        returned due to insufficient funds. The LifePath
                                                                         Portfolios do not accept third-party checks. You
                                                                         may also wire Federal funds to a LifePath
                                                                         Portfolio to purchase shares, but you must call
                                                                         (800) 441-7762 before doing so to confirm the
                                                                         wiring instructions.
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HOW TO SELL SHARES

                      YOUR CHOICES                                       IMPORTANT INFORMATION FOR YOU TO KNOW
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FULL OR PARTIAL       Have your financial intermediary                   You can make redemption requests through your
REDEMPTION OF         submit your sales order                            financial professional. Shareholders should
SHARES                                                                   indicate whether they are redeeming Investor A,
                                                                         Investor C, Institutional or Class R Shares. The
                                                                         price of your shares is based on the next
                                                                         calculation of a LifePath Portfolio's NAV after
                                                                         your order is placed. For your redemption request
                                                                         to be priced at the NAV on the day of your
                                                                         request, you must submit your request to your
                                                                         financial intermediary prior to that day's close
                                                                         of business on the NYSE (generally 4:00 p.m.
                                                                         Eastern time). Certain financial intermediaries,
                                                                         however, may require submission of orders prior to
                                                                         that time. Any redemption request placed after
                                                                         that time will be priced at the NAV at the close
                                                                         of business on the next business day.

                                                                         Financial intermediaries may charge a fee to
                                                                         process a redemption of shares. Shareholders
                                                                         should indicate which class of shares they are
                                                                         redeeming.

                                                                         Each LifePath Portfolio may reject an order to
                                                                         sell shares under certain circumstances.
                      --------------------------------------------------------------------------------------------------------------
                      Selling shares held directly with                  METHODS OF REDEEMING
                      BlackRock
                                                                         REDEEM BY TELEPHONE: You may sell Investor Shares
                                                                         held directly at BlackRock by telephone request if
                                                                         certain conditions are met and if the amount being
                                                                         sold is less than (i) $100,000 for payments by
                                                                         check or (ii) $250,000 for payments through ACH or
                                                                         wire transfers. Certain redemption requests, such
                                                                         as those in excess of these amounts, must be in
                                                                         writing with a medallion signature guarantee. For
                                                                         Institutional Shares, certain redemption requests
                                                                         may require written instructions with a medallion
                                                                         signature guarantee. Call (800) 441-7762 for
                                                                         details.

                                                                         You can obtain a medallion signature guarantee
                                                                         stamp from a bank, securities dealer, securities
                                                                         broker, credit union, savings and loan
                                                                         association, national securities exchange or
                                                                         registered securities association. A notary public
                                                                         seal will not be acceptable.

                                                                         Each LifePath Portfolio, its administrator and the
                                                                         Distributor will employ reasonable procedures to
                                                                         confirm that instructions communicated by
                                                                         telephone are genuine. Each LifePath Portfolio and
                                                                         its service providers will not be liable for any
                                                                         loss, liability, cost or expense for acting upon
                                                                         telephone instructions that are reasonably
                                                                         believed to be genuine in accordance with such
                                                                         procedures. Each LifePath Portfolio may refuse a
                                                                         telephone redemption request if it believes it is
                                                                         advisable to do so.

                                                                         During periods of substantial economic or market
                                                                         change, telephone redemptions may be difficult to
                                                                         complete. Please find below alternative redemption
                                                                         methods.

                                                                         REDEEM BY VRU: Shares may also be redeemed by use
                                                                         of the LifePath Portfolios' automated VRU service.
                                                                         Payment for Investor Shares redeemed by VRU may be
                                                                         made for non-retirement accounts in amounts up to
                                                                         $25,000, either through check, ACH or wire.
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

                      YOUR CHOICES                                       IMPORTANT INFORMATION FOR YOU TO KNOW
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
FULL OR PARTIAL       Selling shares held directly with                  REDEEM BY INTERNET: You may redeem in your account
REDEMPTION OF         BlackRock (continued)                              by logging onto the BlackRock website at
SHARES (CONTINUED)                                                       www.blackrock.com/funds. Proceeds from Internet
                                                                         redemptions may be sent via check, ACH or wire to
                                                                         the bank account of record. Payment for Investor
                                                                         Shares redeemed by Internet may be made for
                                                                         non-retirement accounts in amounts up to $25,000,
                                                                         either through check, ACH or wire. Different
                                                                         maximums may apply to investors in Institutional
                                                                         Shares.

                                                                         REDEEM IN WRITING: You may sell shares held at
                                                                         BlackRock by writing to BlackRock, P.O. Box 9819,
                                                                         Providence, RI 02940-8019 or, for overnight
                                                                         delivery, 101 Sabin Street, Pawtucket, RI
                                                                         02860-1427. All shareholders on the account must
                                                                         sign the letter. A medallion signature guarantee
                                                                         will generally be required but may be waived in
                                                                         certain limited circumstances. You can obtain a
                                                                         medallion signature guarantee stamp from a bank,
                                                                         securities dealer, securities broker, credit
                                                                         union, savings and loan association, national
                                                                         securities exchange or registered securities
                                                                         association. A notary public seal will not be
                                                                         acceptable. If you hold stock certificates, return
                                                                         the certificates with the letter. Proceeds from
                                                                         redemptions may be sent via check, ACH or wire to
                                                                         the bank account of record.

                                                                         PAYMENT OF REDEMPTION PROCEEDS:
                                                                         Redemption proceeds may be paid by check or, if a
                                                                         LifePath Portfolio has verified banking
                                                                         information on file, through ACH or by wire
                                                                         transfer.

                                                                         PAYMENT BY CHECK: BlackRock will normally mail
                                                                         redemption proceeds within seven days following
                                                                         receipt of a properly completed request. Shares
                                                                         can be redeemed by telephone and the proceeds sent
                                                                         by check to the shareholder at the address on
                                                                         record. Shareholders will pay $15 for redemption
                                                                         proceeds sent by check via overnight mail. You are
                                                                         responsible for any additional charges imposed by
                                                                         your bank for this service.

                                                                         PAYMENT BY WIRE TRANSFER: Payment for redeemed
                                                                         shares for which a redemption order is received
                                                                         before 4:00 p.m. (Eastern time) on a business day
                                                                         is normally made in Federal funds wired to the
                                                                         redeeming shareholder on the next business day,
                                                                         provided that the LifePath Portfolios' custodian
                                                                         is also open for business. Payment for redemption
                                                                         orders received after 4:00 p.m. (Eastern time) or
                                                                         on a day when the LifePath Portfolios' custodian
                                                                         is closed is normally wired in Federal funds on
                                                                         the next business day following redemption on
                                                                         which the LifePath Portfolios' custodian is open
                                                                         for business. Each LifePath Portfolio reserves the
                                                                         right to wire redemption proceeds within seven
                                                                         days after receiving a redemption order if, in the
                                                                         judgment of the LifePath Portfolio, an earlier
                                                                         payment could adversely affect the LifePath
                                                                         Portfolio.

                                                                         If a shareholder has given authorization for
                                                                         expedited redemption, shares can be redeemed by
                                                                         Federal wire transfer to a single previously
                                                                         designated bank account. Shareholders will pay
                                                                         $7.50 for redemption proceeds sent by Federal wire
                                                                         transfer. You are responsible for any additional
                                                                         charges imposed by your bank for this service. No
                                                                         charge for wiring redemption payments with respect
                                                                         to Institutional Shares is imposed by the LifePath
                                                                         Portfolios.

                                                                         The LifePath Portfolios are not responsible for
                                                                         the efficiency of the Federal wire system or the
                                                                         shareholder's firm or bank. To change the name of
                                                                         the single, designated bank account to receive
                                                                         wire redemption proceeds, it is necessary to send
                                                                         a written request to the LifePath Portfolio at the
                                                                         address on the back cover of this Prospectus.
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

                      YOUR CHOICES                                       IMPORTANT INFORMATION FOR YOU TO KNOW
------------------------------------------------------------------------------------------------------------------------------------
FULL OR PARTIAL       Selling shares held directly with                  PAYMENT BY ACH: Redemption proceeds may be sent to
REDEMPTION OF         BlackRock (continued)                              the shareholder's bank account (checking or
SHARES (CONTINUED)                                                       savings) via ACH. Payment for redeemed shares for
                                                                         which a redemption order is received before 4:00
                                                                         p.m. (Eastern time) on a business day is normally
                                                                         sent to the redeeming shareholder the next
                                                                         business day, with receipt at the receiving bank
                                                                         within the next two business days (48-72 hours);
                                                                         provided that the LifePath Portfolios' custodian
                                                                         is also open for business. Payment for redemption
                                                                         orders received after 4:00 p.m. (Eastern time) or
                                                                         on a day when the LifePath Portfolios' custodian
                                                                         is closed is normally sent on the next business
                                                                         day following redemption on which the LifePath
                                                                         Portfolios' custodian is open for business.

                                                                         The LifePath Portfolios reserve the right to send
                                                                         redemption proceeds within seven days after
                                                                         receiving a redemption order if, in the judgment
                                                                         of a LifePath Portfolio, an earlier payment could
                                                                         adversely affect the LifePath Portfolio. No charge
                                                                         for sending redemption payments via ACH is imposed
                                                                         by the LifePath Portfolios.

                                                                                                * * *

                                                                         If you make a redemption request before a LifePath
                                                                         Portfolio has collected payment for the purchase
                                                                         of shares, the LifePath Portfolio may delay
                                                                         mailing your proceeds. This delay will usually not
                                                                         exceed ten days.
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

HOW TO EXCHANGE SHARES OR TRANSFER YOUR ACCOUNT

                      YOUR CHOICES                                       IMPORTANT INFORMATION FOR YOU TO KNOW
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
EXCHANGE PRIVILEGE    Selling shares of one LifePath                     Investor and Institutional Shares of the LifePath
                      Portfolio to purchase shares of                    Portfolios are generally exchangeable for shares
                      another BlackRock Fund                             of the same class of another BlackRock Fund. No
                      ("exchanging")                                     exchange privilege is available for Class R
                                                                         Shares.

                                                                         You can exchange $1,000 or more of Investor Shares
                                                                         from one fund into the same class of another fund
                                                                         which offers that class of shares (you can
                                                                         exchange less than $1,000 of Investor Shares if
                                                                         you already have an account in the fund into which
                                                                         you are exchanging). Investors who own
                                                                         Institutional Shares of a LifePath Portfolio may
                                                                         make exchanges into Institutional Shares of other
                                                                         BlackRock Funds except for investors holdings
                                                                         shares through certain client accounts at
                                                                         financial professionals that are omnibus with the
                                                                         LifePath Portfolio or do not meet applicable
                                                                         minimums. There is no required minimum amount with
                                                                         respect to exchanges of Institutional Shares. You
                                                                         may only exchange into a share class and BlackRock
                                                                         Fund that are open to new investors or in which
                                                                         you have a current account, if the fund is closed
                                                                         to new investors. If you held the exchanged shares
                                                                         for 30 days or less, you may be charged a
                                                                         redemption fee (please refer to the "Redemption
                                                                         Fee" section of this Prospectus for additional
                                                                         information).

                                                                         Some of the BlackRock Funds impose a different
                                                                         deferred sales charge schedule. The CDSC will
                                                                         continue to be measured from the date of the
                                                                         original purchase. The CDSC schedule applicable to
                                                                         your original purchase will apply to the shares
                                                                         you receive in the exchange and any subsequent
                                                                         exchange.

                                                                         To exercise the exchange privilege, you may
                                                                         contact your financial professional or financial
                                                                         intermediary. Alternatively, if your account is
                                                                         held directly with BlackRock, you may: (i) call
                                                                         (800) 441-7762 and speak with one of our
                                                                         representatives, (ii) make the exchange via the
                                                                         Internet by accessing your account online at
                                                                         www.blackrock.com/funds, or (iii) send a written
                                                                         request to the LifePath Portfolio at the address
                                                                         on the back cover of this Prospectus. Please note,
                                                                         if you indicated on your New Account Application
                                                                         that you did not want the Telephone Exchange
                                                                         Privilege, you will not be able to place exchanges
                                                                         via the telephone until you update this option
                                                                         either in writing or by calling (800) 441-7762.
                                                                         The LifePath Portfolios have the right to reject
                                                                         any telephone request for any reason.

                                                                         Although there is currently no express limit on
                                                                         the number of exchanges that you can make, the
                                                                         exchange privilege may be modified or terminated
                                                                         at any time in the future. Each LifePath Portfolio
                                                                         may suspend or terminate your exchange privilege
                                                                         at any time for any reason, including if a
                                                                         LifePath Portfolio believes, in its sole
                                                                         discretion, that you are engaging in market timing
                                                                         activities. See "Short-Term Trading Policy" below.
                                                                         For federal income tax purposes, a share exchange
                                                                         is a taxable event and a capital gain or loss may
                                                                         be realized. Please consult your tax adviser or
                                                                         other financial professional before making an
                                                                         exchange request.
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TRANSFER SHARES TO    Transfer to a participating                        You may transfer your shares of a LifePath
ANOTHER FINANCIAL     financial intermediary                             Portfolio only to another securities dealer that
INTERMEDIARY                                                             has an agreement with the Distributor. Certain
                                                                         shareholder services may not be available for the
                                                                         transferred shares. All future trading of these
                                                                         assets must be coordinated by the receiving firm.

                                                                         If your account is held directly with BlackRock,
                                                                         you may call (800) 441- 7762 with any questions;
                                                                         otherwise please contact your financial
                                                                         intermediary to accomplish the transfer of shares.
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

                      YOUR CHOICES                                       IMPORTANT INFORMATION FOR YOU TO KNOW
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
Transfer Shares to    Transfer to a non-participating                    You must either:
Another Financial     financial intermediary
Intermediary                                                             .  Transfer your shares to an account with a
(CONTINUED)                                                                 LifePath Portfolio; or

                                                                         .  Sell your shares, paying any applicable
                                                                            deferred sales charge.

                                                                         If your account is held directly with BlackRock,
                                                                         you may call (800) 441- 7762 with any questions;
                                                                         otherwise please contact your financial
                                                                         intermediary to accomplish the transfer of shares.
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

ACCOUNT SERVICES AND PRIVILEGES
--------------------------------------------------------------------------------
The following table provides examples of account services and privileges available in your BlackRock account. Certain of these account services and privileges are only available to shareholders whose accounts are held directly with BlackRock. If your account is held directly with BlackRock, please call
(800) 441-7762 for additional information as well as forms and applications. Otherwise, please contact your financial professional for assistance in requesting one or more of the following services and privileges.

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AUTOMATIC             Allows systematic investments                      BlackRock's AIP allows you to invest a specific
INVESTMENT            on a periodic basis from your                      amount on a periodic basis from your checking or
PLAN ("AIP")          checking or savings account.                       savings account into your investment account. You
                                                                         may apply for this option upon account opening or
                                                                         by completing the AIP application. The minimum
                                                                         investment amount for an automatic investment plan
                                                                         is $50 per portfolio.
------------------------------------------------------------------------------------------------------------------------------------
DIVIDEND              Automatically invests your                         Dividend and capital gains distributions may be
ALLOCATION PLAN       distributions into another                         reinvested in your account to purchase additional
                      BlackRock Fund of your                             shares or paid in cash. Using the Dividend
                      choice pursuant to your                            Allocation Plan, you can direct your distributions
                      instructions, without any                          to your bank account (checking or savings), to
                      fees or sales charges.                             purchase shares of another fund at BlackRock
                                                                         without any fees or sales charges, or by check to
                                                                         special payee. Please call (800) 441-7762 for
                                                                         details. If investing into another fund at
                                                                         BlackRock, the receiving fund must be open to new
                                                                         purchases.
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EZ TRADER             Allows an investor to purchase                     (NOTE: This option is offered to shareholders
                      or sell Institutional Shares by                    whose accounts are held directly with BlackRock.
                      telephone or over the                              Please speak with your financial professional if
                      Internet through ACH.                              your account is held elsewhere).

                                                                         Prior to establishing an EZ Trader account, please
                                                                         contact your bank to confirm that it is a member
                                                                         of the ACH system. Once confirmed, complete an
                                                                         application, making sure to include the
                                                                         appropriate bank information, and return the
                                                                         application to the address listed on the form.

                                                                         Prior to placing a telephone or internet purchase
                                                                         or sale order, please contact (800) 441-7762 to
                                                                         confirm that your bank information has been
                                                                         updated on your account. Once this is established,
                                                                         you may place your request to sell shares with the
                                                                         LifePath Portfolios by telephone or Internet.

                                                                         Proceeds will be sent to your pre-designated bank
                                                                         account.
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SYSTEMATIC            This feature can be used by                        A minimum of $10,000 in the initial BlackRock Fund
EXCHANGE              investors to systematically exchange               is required and investments in any additional
PLAN                  money from one fund to up                          funds must meet minimum initial investment
                      to four other funds.                               requirements. For more information, please contact
                                                                         the LifePath Portfolio at (800) 441-7762.
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

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
SYSTEMATIC            This feature can be used by                        To start a Systematic Withdrawal Plan a
WITHDRAWAL            investors who want to receive                      shareholder must have a current investment of
PLAN ("SWP")          regular distributions from their                   $10,000 or more in a BlackRock Fund. Shareholders
                      accounts.                                          can elect to receive cash payments of $50 or more
                                                                         at any interval they choose. Shareholders may sign
                                                                         up by completing the SWP Application Form, which
                                                                         may be obtained from BlackRock.

                                                                         Shareholders should realize that if withdrawals
                                                                         exceed income the invested principal in their
                                                                         account will be depleted.

                                                                         To participate in the SWP, shareholders must have
                                                                         their dividends reinvested. Shareholders may
                                                                         change or cancel the SWP at any time, with a
                                                                         minimum of 24 hours notice. If a shareholder
                                                                         purchases additional Investor A Shares of a fund
                                                                         at the same time he or she redeems shares through
                                                                         the SWP, that investor may lose money because of
                                                                         the sales charge involved. CDSC will be assessed
                                                                         on redemptions of Investor Shares made through the
                                                                         SWP that do not exceed 12% of the account's net
                                                                         asset value on an annualized basis. For example,
                                                                         monthly, quarterly, and semi- annual SWP
                                                                         redemptions of Investor A and Investor C Shares
                                                                         will not be subject to the CDSC if they do not
                                                                         exceed 1% and 6%, respectively, of an account's
                                                                         net asset value on the redemption date. SWP
                                                                         redemptions of Investor A or Investor C Shares in
                                                                         excess of this limit will still pay any applicable
                                                                         CDSC.

                                                                         Ask your financial adviser or other financial
                                                                         intermediary for details.
------------------------------------------------------------------------------------------------------------------------------------
REINSTATEMENT                                                            If you redeem Investor A or Institutional Shares,
PRIVILEGE                                                                and within 60 days buy new Investor A Shares of
                                                                         the SAME fund, you will not pay a sales charge on
                                                                         the new purchase amount. This right may be
                                                                         exercised once a year and within 60 days of the
                                                                         redemption, provided that Investor A Share class
                                                                         of that fund is currently open to new investors or
                                                                         the shareholder has a current account in that
                                                                         closed fund. Shares will be purchased at the net
                                                                         asset value calculated at the close of trading on
                                                                         the day the request is received. To exercise this
                                                                         privilege, the LifePath Portfolios must receive
                                                                         written notification from the shareholder of
                                                                         record or the financial professional of record, at
                                                                         the time of purchase. Investors should consult a
                                                                         tax adviser concerning the tax consequences of
                                                                         exercising this reinstatement privilege.
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

LIFEPATH PORTFOLIOS' RIGHTS
--------------------------------------------------------------------------------
Each LifePath Portfolio may:

   . Suspend the right of redemption if trading is halted or restricted on the NYSE or under other emergency conditions described in the 1940 Act,

   . Postpone date of payment upon redemption if trading is halted or restricted on the Exchange or under other emergency conditions described in the 1940 Act or if a redemption request is made before a LifePath Portfolio has collected payment for the purchase of shares,

   . Redeem shares for property other than cash if conditions exist which make cash payments undesirable in accordance with its rights under the 1940 Act, and

   . Redeem shares involuntarily in certain cases, such as when the value of a shareholder account falls below a specified level.

NOTE ON LOW BALANCE ACCOUNTS. Because of the high cost of maintaining smaller shareholder accounts, a LifePath Portfolio may redeem the shares in your account (without charging any deferred sales charge) if the NAV of your account falls below $500 due to redemptions you have made. You will be notified that the value of your account is less than $500 before a LifePath Portfolio makes an involuntary redemption. You will then have 60 days to make an additional investment to bring the value of your account to at least $500 before a LifePath Portfolio takes any action. This involuntary redemption does not apply to accounts of authorized qualified employee benefit plans, selected fee-based programs or accounts established under the Uniform Gifts or Transfers to Minors Acts.

PARTICIPATION IN FEE-BASED PROGRAMS
--------------------------------------------------------------------------------
If you participate in certain fee-based programs offered by BFA or an affiliate of BFA, or financial intermediaries that have agreements with the Distributor, you may be able to buy Institutional Shares, including by exchange from other share classes. Sales charges on the shares being exchanged may be reduced or waived under certain circumstances. You generally cannot transfer shares held through a fee-based program into another account. Instead, you will have to redeem your shares held through the program and purchase shares of another class, which may be subject to distribution and service fees. This may be a taxable event and you will pay any applicable sales charges or redemption fee.

Shareholders that participate in a fee-based program generally have two options at termination. The program can be terminated and the shares liquidated or the program can be terminated and the shares held in an account. In general, when a shareholder chooses to continue to hold the shares, whatever share class was held in the program can be held after termination. Shares that have been held for less than specified periods within the program may be subject to a fee upon redemption. Shareholders that held Investor A or Institutional Shares in the program are eligible to purchase additional shares of the respective share class of the LifePath Portfolio, but may be subject to upfront sales charges. Additional purchases of Institutional Shares are permitted only if you have an existing position at the time of purchase or are otherwise eligible to purchase Institutional Shares.

Details about these features and the relevant charges are included in the client agreement for each fee-based program and are available from your financial professional or financial intermediary.

SHORT-TERM TRADING POLICY
--------------------------------------------------------------------------------
The Boards of Trustees of the Trust and MIP have determined that the interests of long-term shareholders and a LifePath Portfolio's ability to manage its investments may be adversely affected when shares are repeatedly bought, sold or exchanged in response to short-term market fluctuations - also known as "market timing." The LifePath Portfolios are not designed for market timing organizations or other entities using programmed or frequent purchases and sales or exchanges. The exchange privilege is not intended as a vehicle for short-term trading. Excessive purchase and sale or exchange activity may interfere with portfolio management, increase expenses and taxes and may have an adverse effect on the performance of a LifePath Portfolio and its shareholders. For example, large flows of cash into and out of a LifePath Portfolio may require the management team to allocate a significant amount of assets to cash or other short-term investments or sell securities, rather than maintaining such assets in securities selected to achieve the LifePath Portfolio's investment goal. Frequent trading may cause a LifePath Portfolio to sell securities at less favorable prices, and transaction costs, such as brokerage commissions, can reduce the LifePath Portfolio's performance.

A fund that invests in non-U.S. securities is subject to the risk that an investor may seek to take advantage of a delay between the change in value of the fund's portfolio securities and the determination of the fund's net asset value as a result of different closing times of U.S. and non-U.S. markets by buying or selling fund shares at a price that does not reflect their true value. A similar risk exists for funds that invest in securities of small capitalization companies, securities of issuers located in emerging markets or high yield securities (junk bonds) that are thinly traded and therefore may have actual values that differ from their market prices. This short-term arbitrage activity can reduce the return received by long-term shareholders. Each LifePath Portfolio will seek to eliminate these opportunities by using fair value pricing, as described in "Valuation of LifePath Portfolio Investments."

Each LifePath Portfolio discourages market timing and seeks to prevent frequent purchases and sales or exchanges of LifePath Portfolio shares that it determines may be detrimental to the LifePath Portfolio or long-term shareholders. The Boards of Trustees of the Trust and MIP have approved the policies discussed below to seek to deter market timing activity. The Boards of Trustees of the Trust and MIP have not adopted any specific numerical restrictions on purchases, sales and exchanges of LifePath Portfolio shares because certain legitimate strategies will not result in harm to a LifePath Portfolio or shareholders.

If as a result of its own investigation, information provided by a financial intermediary or other third party, or otherwise, a LifePath Portfolio believes, in its sole discretion, that your short-term trading is excessive or that you are engaging in market timing activity, it reserves the right to reject any specific purchase or exchange order. If a LifePath Portfolio rejects your purchase or exchange order, you will not be able to execute that transaction, and the LifePath Portfolio will not be responsible for any losses you therefore may suffer. In addition, any redemptions or exchanges that you make (as a result of the activity described above or otherwise) will be subject to any and all redemption fees, as described below. For transactions placed directly with a LifePath Portfolio, the LifePath Portfolio may consider the trading history of accounts under common ownership or control for the purpose of enforcing these policies. Transactions placed through the same financial intermediary on an omnibus basis may be deemed part of a group for the purpose of this policy and may be rejected in whole or in part by a LifePath Portfolio. Certain accounts, such as omnibus accounts and accounts at financial intermediaries, however, include multiple investors and such accounts typically provide a LifePath Portfolio with net purchase or redemption and exchange requests on any given day where purchases, redemptions and exchanges of shares are netted against one another and the identity of individual purchasers, redeemers and exchangers whose orders are aggregated may not be known by the LifePath Portfolio. While each LifePath Portfolio monitors for market timing activity, a LifePath Portfolio may be unable to identify such activities because the netting effect in omnibus accounts often makes it more difficult to locate and eliminate market timers from the LifePath Portfolio. The Distributor has entered into agreements with respect to financial professionals, and other financial intermediaries that maintain omnibus accounts with the transfer agent pursuant to which such financial professionals and other financial intermediaries undertake to cooperate with the Distributor in monitoring purchase, exchange and redemption orders by their customers in order to detect and prevent short-term or excessive trading in a LifePath Portfolio's shares through such accounts. Identification of market timers may also be limited by operational systems and technical limitations. In the event that a financial intermediary is determined by a LifePath Portfolio to be engaged in market timing or other improper trading activity, the LifePath Portfolio's Distributor may terminate such financial intermediary's agreement with the Distributor, suspend such financial intermediary's trading privileges or take other appropriate actions.

Certain BlackRock Funds will automatically assess and retain a fee of 2.00% of the current NAV, after excluding the effect of any contingent deferred sales charges, of shares being redeemed or exchanged within 30 days of acquisition (other than those acquired through reinvestment of dividends or other distributions).

There is no assurance that the methods described above will prevent market timing or other trading that may be deemed abusive.

A LifePath Portfolio may from time to time use other methods that it believes are appropriate to deter market timing or other trading activity that may be detrimental to the LifePath Portfolio or long-term shareholders.

REDEMPTION FEE
--------------------------------------------------------------------------------
The LifePath Portfolios do not charge a redemption fee. However, certain BlackRock Funds listed below (the "Applicable Funds") charge a 2.00% redemption fee on the proceeds (calculated at market value) of a redemption (either by sale or exchange) of Applicable Fund shares made within 30 days of purchase.

THE FOLLOWING BLACKROCK FUNDS ASSESS REDEMPTION FEES:

                                                   EQUITY
 BlackRock All-Cap Energy & Resources Portfolio      BlackRock International Value Fund
 BlackRock Energy & Resources Portfolio              BlackRock Latin America Fund, Inc.
 BlackRock EuroFund                                  BlackRock Pacific Fund, Inc.
 BlackRock Global Allocation Fund, Inc.              BlackRock Science & Technology Opportunities Portfolio
 BlackRock Global Dynamic Equity Fund                BlackRock Small Cap Core Equity Portfolio
 BlackRock Global Emerging Markets Fund, Inc.        BlackRock Small Cap Growth Equity Portfolio
 BlackRock Global Financial Services Fund, Inc.      BlackRock Small Cap Growth Fund II
 BlackRock Global Growth Fund, Inc.                  BlackRock Small Cap Index Fund
 BlackRock Global Opportunities Portfolio            BlackRock Small/Mid-Cap Growth Portfolio
 BlackRock Global SmallCap Fund, Inc.                BlackRock U.S. Opportunities Portfolio
 BlackRock Health Sciences Opportunities Portfolio   BlackRock Value Opportunities Fund, Inc.
 BlackRock International Fund                        BlackRock World Gold Fund
 BlackRock International Index Fund                  MFS Research International FDP Fund
 BlackRock International Opportunities Portfolio

                                                   FIXED INCOME
 BlackRock Emerging Market Debt Portfolio            BlackRock International Bond Portfolio
 BlackRock High Income Fund                          BlackRock Strategic Income Opportunities Portfolio
 BlackRock High Yield Bond Portfolio                 BlackRock World Income Fund, Inc.

MASTER/FEEDER AND FUND OF FUNDS STRUCTURES
--------------------------------------------------------------------------------
The LifePath Portfolios do not have their own investment adviser. Instead, each LifePath Portfolio invests all of its assets in the corresponding Master Portfolio, which has an investment objective, strategies and policies substantially identical to those of the LifePath Portfolio. BFA serves as investment adviser to each Master Portfolio. The Master Portfolios may accept investments from other feeder funds. Certain actions involving other feeder funds, such as a substantial withdrawal, could affect the Master Portfolios and, therefore, the LifePath Portfolios.

FEEDER FUND EXPENSES

Feeder funds, including the LifePath Portfolios, bear their respective master portfolio's expenses in proportion to the amount of assets each invests in the master portfolio. The feeder fund can set its own transaction minimums, fund-specific expenses and conditions.

FEEDER FUND RIGHTS

Under the master/feeder structure, the Trust's Board of Trustees retains the right to withdraw a LifePath Portfolio's assets from its Master Portfolio if it believes doing so is in the best interests of the LifePath Portfolio's shareholders. If the Trust's Board of Trustees decides to withdraw a LifePath Portfolio's assets, it would then consider whether the LifePath Portfolio should hire its own investment adviser, invest in another master portfolio or take other action.

FUND OF FUNDS

The Master Portfolios do not invest directly in a portfolio of securities. Instead, they invest in the Underlying Money Market Fund and other Underlying Funds that are also advised by BFA. Each Master Portfolio charges for its own direct expenses, in addition to bearing a PRO RATA share of the expenses charged by the Underlying Funds in which it invests.

Management of the LifePath Portfolios
--------------------------------------------------------------------------------
INVESTMENT ADVISER
--------------------------------------------------------------------------------
Each LifePath Portfolio is a "feeder" fund that invests all of its assets in a Master Portfolio that has an investment objective, strategies and policies substantially identical to those of the LifePath Portfolio. The Master Portfolios, in turn, invest in a combination of Underlying Funds. BFA, a registered investment adviser, serves as investment adviser to each Master Portfolio, and also serves as investment adviser to each Underlying Fund, with the exception of the Underlying Money Market Fund, which invests in a master portfolio advised by BFA. BFA manages the investment of the Master Portfolios' assets and provides the Master Portfolios with investment guidance and policy direction in connection with daily portfolio management, subject to the supervision of MIP's Board of Trustees. For its services to each Master Portfolio, BFA is entitled to receive an annual management fee of 0.35% of such Master Portfolio's average daily net assets.

BFA provides investment advisory services for the Underlying Funds that differ from the investment advisory services it provides for the Master Portfolios and receives investment advisory fees for such services to the Underlying Funds that differ from the fees described in this Prospectus for the LifePath Portfolios. In addition, BTC provides administration services to certain of the Underlying Funds and, for those services, may receive administration fees from those Underlying Funds. BFA has contractually agreed to waive its management fees at the Master Portfolio level in an amount equal to management and administration fees, if any, paid by the Underlying Funds to BFA and BTC, respectively, through the close of business on April 30, 2012.

BFA is located at 400 Howard Street, San Francisco, CA 94105. BFA is a wholly-owned subsidiary of BTC, which in turn is indirectly wholly-owned by BlackRock, Inc. As of March 31, 2010, BTC and its affiliates, including BFA, had approximately $3.364 trillion in investment company and other portfolio assets under management.

A discussion regarding the basis for MIP's Board of Trustees' approval of the investment advisory agreements with BFA is available in the LifePath Portfolios' annual report for the year ended December 31, 2009.

PORTFOLIO MANAGERS
--------------------------------------------------------------------------------
The Master Portfolios are managed by a team of financial professionals. Information regarding the portfolio managers of the Master Portfolios is set forth below. The portfolio managers are jointly and primarily responsible for the day-to-day management of each Master Portfolio's portfolio, including setting the Master Portfolio's overall investment strategy and overseeing the management of the Master Portfolio. Further information regarding the portfolio managers, including other accounts managed, compensation, ownership of Master Portfolio shares and possible conflicts of interest, is available in the SAI. References in the biographies to BFA include BFA's predecessor Barclays Global Fund Advisors and references to BTC includes BTC's predecessor Barclays Global Investors, N.A.

Dagmar Nikles has been employed as a Senior Investment Strategist in the defined contributions team at BFA and BTC since December 2009. From July 2003 to November 2009, Ms. Nikles was a member of the asset allocation portfolio management team at BFA and BTC. Since June 2005, Ms. Nikles has been a one of the portfolio managers primarily responsible for the day-to-day management of the Master Portfolios then in existence and each Master Portfolio organized thereafter.

Leslie Gambon has been employed as a member of the asset allocation portfolio management team at BFA and BTC since April 2007. From October 2004 to April 2007, Ms. Gambon was Head of Defined Contribution Portfolio Management at BTC. Since May 2007, Ms. Gambon has been one of the portfolio managers primarily responsible for the day-to-day management of the Master Portfolios then in existence and each Master Portfolio organized thereafter.

Alan Mason has been employed by BFA and BTC since 1991. Mr. Mason is responsible for multi-asset class solutions for institutional clients. From 1991 to 2009, Mr. Mason served a variety of roles at BFA and BTC, including eight years devoted to the development of transition management products. Since September 2009, Mr. Mason has been one of the portfolio managers primarily responsible for the day-to-day management of the Master Portfolios then in existence and each Master Portfolio organized thereafter.

Amy Whitelaw has been employed as Head of Defined Contributions Portfolio Management at BFA and BTC since October 2009. Ms. Whitelaw had been employed as a member of the portfolio management team at BFA and BTC since July 2006. From April 2002 to April 2005, Ms. Whitelaw worked as a transition manager and strategist in the Transition Services group at BFA and BTC. Since April 2010, Ms. Whitelaw has been one of the portfolio managers primarily responsible for the day-to-day management of the Master Portfolios then in existence and each Master Portfolio organized thereafter.

ADMINISTRATIVE SERVICES
--------------------------------------------------------------------------------
Pursuant to an Administration Agreement between the Trust, on behalf of the LifePath Portfolios, and BTC, BTC provides the following services, among others, as the LifePath Portfolios' administrator:

     . Supervises the LifePath Portfolios' administrative operations;

     . Provides or causes to be provided management reporting and treasury administration services;

     . Financial reporting;

     . Legal, blue sky and tax services;

     . Preparation of proxy statements and shareholder reports; and

     . Engaging and supervising the shareholder servicing agent ("Shareholder
       Servicing Agent") on behalf of the LifePath Portfolios.

BTC is entitled to receive fees for these services at the annual rate of 0.50% of the average daily net assets of Investor A, Investor C, Institutional and Class R Shares of each LifePath Portfolio. In addition to performing these services, BTC has agreed to bear all costs of operating the LifePath Portfolios, other than brokerage expenses, management fees, 12b-1 distribution or service fees, certain fees and expenses related to the Trust's trustees who are not "interested persons" of the LifePath Portfolios or the Trust as defined in the 1940 Act and their counsel, auditing fees, litigation expenses, taxes or other extraordinary expenses.

CONFLICTS OF INTEREST
--------------------------------------------------------------------------------
The investment activities of BFA and its affiliates (including BlackRock and PNC and their affiliates, directors, partners, trustees, managing members, officers and employees (collectively, the "Affiliates")) and of BlackRock's significant shareholders, Merrill Lynch and its affiliates, including BAC (each, a "BAC Entity"), and Barclays Bank PLC and its affiliates, including Barclays (each, a "Barclays Entity") (for convenience the BAC Entities and Barclays Entities are collectively referred to in this section as the "Entities" and each separately is referred to as an "Entity") in the management of, or their interest in, their own accounts and other accounts they manage, may present conflicts of interest that could disadvantage the LifePath Portfolios and their shareholders. BlackRock and its Affiliates or the Entities provide investment management services to other funds and discretionary managed accounts that follow investment programs similar to those of the LifePath Portfolios. BlackRock and its Affiliates or the Entities are involved worldwide with a broad spectrum of financial services and asset management activities and may engage in the ordinary course of business in activities in which their interests or the interests of their clients may conflict with those of the LifePath Portfolios. One or more of the Affiliates or Entities act or may act as an investor, investment banker, research provider, investment manager, financier, advisor, market maker, trader, prime broker, lender, agent and principal, and have other direct and indirect interests, in securities, currencies and other instruments in which the LifePath Portfolios directly and indirectly invest. Thus, it is likely that the LifePath Portfolio will have multiple business relationships with and will invest in, engage in transactions with, make voting decisions with respect to, or obtain services from entities for which an Affiliate or an Entity performs or seeks to perform investment banking or other services. One or more Affiliates or Entities may engage in proprietary trading and advise accounts and funds that have investment objectives similar to those of the LifePath Portfolios and/or that engage in and compete for transactions in the same types of securities, currencies and other instruments as the LifePath Portfolio. The trading activities of these Affiliates or Entities are carried out without reference to positions held directly or indirectly by the LifePath Portfolios and may result in an Affiliate or an Entity having positions that are adverse to those of the LifePath Portfolios. No Affiliate or Entity is under any obligation to share any investment opportunity, idea or strategy with the LifePath Portfolios. As a result, an Affiliate or an Entity may compete with the LifePath Portfolios for appropriate investment opportunities. The results of the LifePath Portfolios' investment activities, therefore, may differ from those of an Entity and of other accounts managed by an Affiliate or an Entity, and it is possible that the LifePath Portfolios could sustain losses during periods in which one or more Affiliates or Entities and other accounts achieve profits on their trading for proprietary or other accounts. The opposite result is also possible. In addition, the LifePath Portfolios may, from time to time, enter into transactions in which an Affiliate or an Entity or its other clients have an adverse interest. Furthermore, transactions undertaken by Affiliate-advised clients may adversely impact the LifePath Portfolios. Transactions by one or more Affiliate- or Entity-advised clients or BFA may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of the LifePath Portfolios. The LifePath Portfolios' activities may be limited because of regulatory restrictions applicable to one or more Affiliates or Entities, and/or their internal policies designed to comply with such restrictions. In addition, the LifePath Portfolios may invest in securities of companies with which an Affiliate or an Entity has or is trying to develop investment banking relationships or in which an Affiliate or an Entity has significant debt or equity investments. The LifePath Portfolios also may invest in securities of companies for which an Affiliate or an Entity provides or may some day provide research coverage. An Affiliate or an Entity may have business relationships with and purchase or distribute or sell services or products from or to distributors, consultants or others who recommend the LifePath Portfolios or who engage in transactions with or for the LifePath Portfolios, and may receive compensation for such services. The LifePath Portfolios may also make brokerage and other payments to Affiliates or Entities in connection with the LifePath Portfolios' portfolio investment transactions.

An Entity may maintain securities indexes as part of its product offerings. Index-based funds seek to track the performance of securities indexes and may use the name of the index in the fund name. Index providers, including Entities, may be paid licensing fees for use of their indexes or index names. Entities will not be obligated to license their indexes to BlackRock, and BlackRock cannot be assured that the terms of any index licensing agreement with the Entities will be as favorable as those terms offered to other index licensees.

Under a securities lending program approved by MIP's Board of Trustees, the Master Portfolios have retained an Affiliate of BFA to serve as the securities lending agent for the Master Portfolios to the extent that the Master Portfolios participate in the securities lending program. For these services, the lending agent may receive a fee from the Master Portfolios, including a fee based on the returns earned on the Master Portfolios' investment of the cash received as collateral for the loaned securities. In addition, one or more Affiliates may be among the entities to which the Master Portfolios may lend their portfolio securities under the securities lending program.

The activities of Affiliates may give rise to other conflicts of interest that could disadvantage the LifePath Portfolios and their shareholders. BFA has adopted policies and procedures designed to address these potential conflicts of interest.

VALUATION OF LIFEPATH PORTFOLIO INVESTMENTS
--------------------------------------------------------------------------------
When you buy shares, you pay the NAV, plus any applicable sales charge. This is the offering price. Shares are also redeemed at their NAV, minus any applicable deferred sales charge. Each LifePath Portfolio calculates the NAV of each class of its shares (generally by using market quotations) each day the NYSE is open as of the close of business on the NYSE, based on prices at the time of closing. The NYSE generally closes at 4:00 p.m. Eastern time. The NAV used in determining your share price is the next one calculated after your purchase or redemption order is placed.

Each LifePath Portfolio's assets and liabilities are valued primarily on the basis of market quotations. Equity investments are valued at market value, which is generally determined using the last reported sale price on the exchange or market on which the security is primarily traded at the time of valuation. Each LifePath Portfolio values fixed income portfolio securities using market prices provided directly from one or more broker-dealers, market makers, or independent third-party pricing services which may use matrix pricing and valuation models to derive values, each in accordance with valuation procedures approved by the Trust's Board of Trustees. Short-term debt securities with remaining maturities of 60 days or less are valued on the basis of amortized cost. If a LifePath Portfolio invests in foreign securities, these securities may trade on weekends or other days when the LifePath Portfolio does not price its shares. As a result, a LifePath Portfolio's NAV may change on days when you will not be able to purchase or redeem the LifePath Portfolio's shares. In addition, foreign currency exchange rates are generally determined as of the close of business on the NYSE. Shares of underlying open-end funds are valued at NAV.

Generally, trading in foreign securities, U.S. government securities and money market instruments and certain fixed income securities is substantially completed each day at various times prior to the close of business on the NYSE. The values of such securities used in computing the NAV of a LifePath Portfolio's shares are determined as of such times.

When market quotations are not readily available or are not believed by BFA to be reliable, a LifePath Portfolio's investments are valued at fair value. Fair value determinations are made by BFA in accordance with procedures approved by the Trust's Board of Trustees. BFA may conclude that a market quotation is not readily available or is unreliable if a security or other asset or liability does not have a price source due to its lack of liquidity, if BFA believes a market quotation from a broker-dealer or other source is unreliable, where the security or other asset or liability is thinly traded (e.g., municipal securities and certain non-U.S. securities) or where there is a significant event subsequent to the most recent market quotation. For this purpose, a "significant event" is deemed to occur if BFA determines, in its business judgment prior to or at the time of pricing a LifePath Portfolio's assets or liabilities, that it is likely that the event will cause a material change to the last closing market price of one or more assets or liabilities held by the LifePath Portfolio. Foreign securities whose values are affected by volatility that occurs in U.S. markets on a trading day after the close of foreign securities markets may be fair valued.

Fair value represents a good faith approximation of the value of a security. The fair value of one or more securities may not, in retrospect, be the price at which those assets could have been sold during the period in which the particular fair values were used in determining a LifePath Portfolio's NAV.

A LifePath Portfolio may accept orders from certain authorized financial intermediaries or their designees. A LifePath Portfolio will be deemed to receive an order when accepted by the intermediary or designee and the order will receive the NAV next computed by the LifePath Portfolio after such acceptance. If the payment for a purchase order is not made by a designated later time, the order will be canceled and the financial intermediary could be held liable for any losses.

DIVIDENDS, DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------

                               BUYING A DIVIDEND
Unless your investment is in a tax deferred account, you may want to avoid buying shares shortly before the LifePath Portfolio pays a dividend. The reason? If you buy shares when a fund has declared but not yet distributed ordinary income or capital gains, you will pay the full price for the shares and then receive a portion of the price back in the form of a taxable dividend. Before investing you may want to consult your tax adviser.

-------------------------------------------------------------------------------

The LifePath Portfolios make two kinds of distributions to shareholders: net investment income and net realized capital gains.

Each LifePath Portfolio will distribute net investment income, if any, quarterly and net realized capital gains, if any, at least annually. Each LifePath Portfolio may also pay a special distribution at the end of the calendar year to comply with U.S. federal tax requirements. Dividends may be reinvested automatically in shares of a LifePath Portfolio at NAV without a sales charge or may be taken in cash. If you would like to receive dividends in cash, contact your financial professional, selected securities dealer, other financial intermediary or the LifePath Portfolio.

Distributions paid out of a LifePath Portfolio's "net capital gain" will be taxed to shareholders as long-term capital gain, regardless of how long a shareholder has owned shares. Distributions of net investment income, and net short-term capital gains will generally be taxed to shareholders as ordinary income. However, individual shareholders who satisfy certain holding period requirements and other requirements are taxed on such dividends at long-term capital gain rates to the extent the dividends are attributable to "qualified dividend income" received by a LifePath Portfolio. "Qualified dividend income" generally consists of dividends received from U.S. corporations (other than dividends from tax exempt organizations and certain dividends from real estate investment trusts and regulated investment companies) and certain foreign corporations.

The LifePath Portfolios will not be eligible to pass through to you certain foreign income taxes (including withholding taxes) paid by Underlying Funds or tax-exempt interest earned by Underlying Funds. In addition, short-term capital gain earned by an Underlying Fund will be ordinary income when distributed to a LifePath Portfolio and will not be offset by the LifePath Portfolio's capital losses. The LifePath Portfolios may in some circumstances be required to defer their recognition of losses from redemptions from Underlying Funds under the wash sale rules.

Your annual tax statement from a LifePath Portfolio will present in detail the tax status of your distributions for each year.

When you sell your shares of a LifePath Portfolio, you may realize a capital gain or loss. Use of the exchange privilege also will be treated as a taxable event because it will be deemed a redemption and subsequent purchase of the shares involved. Therefore, use of the exchange privilege may be subject to federal, state and local income tax.

If you do not provide a LifePath Portfolio with your proper taxpayer identification number and certain required certifications, you may be subject to backup withholding on any distributions of income, capital gains or proceeds from the sale of your shares. When withholding is required, the amount will be 28% of any distributions or proceeds paid. Backup withholding is not an additional tax. Any amounts withheld may be credited against your U.S. federal income tax liability.

Recently enacted legislation will impose a 3.8% Medicare tax on the net investment income (which includes interest, dividends and capital gains) of U.S. individuals with income exceeding $200,000 or $250,000 if married and filing jointly, and of trusts and estates, for taxable years beginning after December 31,2012. Non-U.S. investors may be subject to U.S. withholding and/or estate tax, and will be subject to special U.S. tax certification requirements. Because every investor has an individual tax situation, and also because the tax laws are subject to periodic changes, you should always consult your tax adviser about federal, state and local tax consequences of owning shares of a Portfolio.

Other recently enacted legislation will impose a 30% withholding tax on dividends and redemption proceeds paid after December 31, 2012, to (i) certain foreign financial institutions and investment funds, unless they agree to collect and disclose to the Internal Revenue Service information regarding their direct and indirect U.S. account holders and (ii) certain other foreign entities unless they certify certain information regarding their direct and indirect U.S. owners. Under some circumstances, a foreign shareholder may be eligible for refunds or credits of such taxes.

By law, your dividends and redemption proceeds will be subject to a withholding tax if you have not provided a taxpayer identification number or social security number or if the number you have provided is incorrect. This section summarizes some of the consequences under current federal tax law of an investment in a LifePath Portfolio. It is not a substitute for personal tax advice. Consult your personal tax adviser about the potential tax consequences of an investment in a LifePath Portfolio under all applicable tax laws.

Financial Highlights
--------------------------------------------------------------------------------
The financial highlights tables in this section are intended to help investors understand a LifePath Portfolio's financial performance for the past five years, or if shorter, since inception. Financial highlights for LifePath 2025 Portfolio, LifePath 2035 Portfolio, LifePath 2045 Portfolio and LifePath 2055 Portfolio are not available because, as of December 31, 2009, these LifePath Portfolios had not commenced operations. The total returns in the tables represent the rate of return that an investor would have earned (or lost) on an investment in a LifePath Portfolio (assuming reinvestment of all distributions). Prior to May 3, 2010, Investor A Shares were designated Class R Shares and were subject to a different sales charge and distribution and service fee schedule. Prior to May 3, 2010, Institutional Shares were designated Class I Shares. The tables below for Investor A Shares set forth selected financial data for a former Class R Share of each LifePath Portfolio outstanding throughout each period presented. Financial highlights tables for Investor C Shares and Class R Shares are not provided because as of December
31, 2009, neither had commenced operations. The information has been audited by PricewaterhouseCoopers, LLP, whose report, along with the LifePath Portfolios' financial statements, is included in the LifePath Portfolios' annual report.
You may obtain copies of the annual report, at no cost, by calling
(800)-441-7762 (toll-free) Monday through Friday from 8:00 a.m. to 6:00 p.m. Eastern time on any business day.

LIFEPATH RETIREMENT PORTFOLIO

                                                                        INSTITUTIONAL SHARES
-------------------------------------------------------------------------------------------------------------------------

                                                                       YEAR ENDED DECEMBER 31,
-------------------------------------------------------------------------------------------------------------------------
                                                   2009            2008          2007         2006          2005
-------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE

Net asset value, beginning of year            $     9.42      $     11.46    $     11.59   $    11.22   $    11.18
-------------------------------------------------------------------------------------------------------------------------
Net investment income                               0.32/1/          0.37           0.39         0.39         0.30
-------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss)             1.37            (2.06)          0.12         0.58         0.17
-------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment
 operations                                         1.69            (1.69)          0.51         0.97         0.47
-------------------------------------------------------------------------------------------------------------------------
Dividends and distributions from:
  Net investment income                            (0.31)           (0.31)         (0.37)       (0.39)       (0.33)
  Net realized gain                                (0.00)/2/        (0.04)         (0.27)       (0.21)       (0.10)
-------------------------------------------------------------------------------------------------------------------------
Total dividends and distributions                  (0.31)           (0.35)         (0.64)       (0.60)       (0.43)
-------------------------------------------------------------------------------------------------------------------------
Net asset value, end of year                  $    10.80      $      9.42    $     11.46   $    11.59   $    11.22
-------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN/3/
-------------------------------------------------------------------------------------------------------------------------
Based on net asset value                           18.25%          (15.04)%         4.50%        8.80%        4.32%
-------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/4/
-------------------------------------------------------------------------------------------------------------------------
Total expenses                                      1.10%            1.11%          1.12%        1.13%        1.15%
-------------------------------------------------------------------------------------------------------------------------
Total expenses after expense reductions             0.76%            0.76%          0.77%        0.78%        0.81%
-------------------------------------------------------------------------------------------------------------------------
Net investment income                               3.13%            3.29%          3.43%        3.28%        2.72%
-------------------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA
-------------------------------------------------------------------------------------------------------------------------
Net assets, end of year (000)                 $  438,987      $    92,717    $   136,923   $   91,518   $   99,349
-------------------------------------------------------------------------------------------------------------------------
Portfolio turnover of the Master Portfolio             6%              11%             6%          10%          11%
-------------------------------------------------------------------------------------------------------------------------


-------

/1/  Based on average shares outstanding.

/2/ Amount is less than $0.01 per share.

/3/ Includes reinvestment of dividends and distributions.

/4/ Includes the LifePath Portfolio's share of the Master Portfolio's allocated net expenses and/or net investment income (loss).

LIFEPATH RETIREMENT PORTFOLIO

                                                                         INVESTOR A SHARES
-------------------------------------------------------------------------------------------------------------------------
                                                                       YEAR ENDED DECEMBER 31,
-------------------------------------------------------------------------------------------------------------------------
                                                   2009            2008          2007         2006          2005
-------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE

Net asset value, beginning of year            $     8.77      $     10.70    $     10.87   $    10.56   $    10.55
-------------------------------------------------------------------------------------------------------------------------
Net investment income                               0.27/1/          0.32           0.36         0.35         0.28
-------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss)             1.28            (1.92)          0.09         0.53         0.14
-------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment
 operations                                         1.55            (1.60)          0.45         0.88         0.42
-------------------------------------------------------------------------------------------------------------------------
Dividends and distributions from:
  Net investment income                            (0.29)           (0.29)         (0.35)       (0.36)       (0.31)
  Net realized gain                                (0.00)/2/        (0.04)         (0.27)       (0.21)       (0.10)
-------------------------------------------------------------------------------------------------------------------------
Total dividends and distributions                  (0.29)           (0.33)         (0.62)       (0.57)       (0.41)
-------------------------------------------------------------------------------------------------------------------------
Net asset value, end of year                  $    10.03      $      8.77    $     10.70   $    10.87   $    10.56
-------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN/3/
-------------------------------------------------------------------------------------------------------------------------
Based on net asset value                           17.96%          (15.24)%         4.17%        8.52%        4.05%
-------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/4/
-------------------------------------------------------------------------------------------------------------------------
Total expenses                                      1.34%            1.36%          1.37%        1.38%        1.40%
-------------------------------------------------------------------------------------------------------------------------
Total expenses after expense reductions             1.00%            1.01%          1.02%        1.03%        1.06%
-------------------------------------------------------------------------------------------------------------------------
Net investment income                               2.83%            3.11%          3.06%        3.18%        2.51%
-------------------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA
-------------------------------------------------------------------------------------------------------------------------
Net assets, end of year (000)                 $  147,741      $    25,030    $    22,185   $   13,460   $    9,567
-------------------------------------------------------------------------------------------------------------------------
Portfolio turnover of the Master Portfolio             6%              11%             6%          10%          11%
-------------------------------------------------------------------------------------------------------------------------

-------
/1/ Based on average shares outstanding.

/2/ Amount is less than $0.01 per share.

/3/ Includes reinvestment of dividends and distributions.

/4/ Includes the LifePath Portfolio's share of the Master Portfolio's allocated net expenses and/or net investment income (loss).

LIFEPATH 2020 PORTFOLIO

                                                                       INSTITUTIONAL SHARES
-------------------------------------------------------------------------------------------------------------------------
                                                                      YEAR ENDED DECEMBER 31,
-------------------------------------------------------------------------------------------------------------------------
                                                   2009            2008          2007         2006          2005
-------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
-------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year            $    12.32      $     16.98    $     17.48   $    15.85   $    15.19
-------------------------------------------------------------------------------------------------------------------------
Net investment income                               0.35/1/          0.44           0.45         0.40         0.30
-------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss)            2.38             (4.67)          0.14         1.64         0.68
-------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment
 operations                                         2.73            (4.23)          0.59         2.04         0.98
-------------------------------------------------------------------------------------------------------------------------
Dividends and distributions from:
  Net investment income                            (0.43)           (0.31)         (0.44)       (0.41)       (0.32)
  Net realized gain                                    -            (0.12)         (0.65)           -            -
  Return of capital                                (0.00)/2/            -              -            -            -
-------------------------------------------------------------------------------------------------------------------------
Total dividends and distributions                  (0.43)           (0.43)         (1.09)       (0.41)       (0.32)
-------------------------------------------------------------------------------------------------------------------------
Net asset value, end of year                  $    14.62      $     12.32    $     16.98   $    17.48   $    15.85
-------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN/3/
-------------------------------------------------------------------------------------------------------------------------
Based on net asset value                           22.71%          (25.42)%         3.34%       13.01%        6.54%
-------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/4/
-------------------------------------------------------------------------------------------------------------------------
Total expenses                                      1.08%            1.07%          1.08%        1.08%        1.12%
-------------------------------------------------------------------------------------------------------------------------
Total expenses after expense reductions             0.72%            0.73%          0.74%        0.75%        0.78%
-------------------------------------------------------------------------------------------------------------------------
Net investment income                               2.65%            2.65%          2.52%        2.37%        2.01%
-------------------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA
-------------------------------------------------------------------------------------------------------------------------
Net assets, end of year (000)                 $  663,890      $   432,717    $   781,519   $   598,633  $  578,497
-------------------------------------------------------------------------------------------------------------------------
Portfolio turnover of the Master Portfolio             6%              13%             7%           16%          17%
-------------------------------------------------------------------------------------------------------------------------

-------
/1/ Based on average shares outstanding.

/2/ Amount is less than $0.01 per share.

/3/ Includes reinvestment of dividends and distributions.

/4/ Includes the LifePath Portfolio's share of the Master Portfolio's allocated net expenses and/or net investment income (loss).

LIFEPATH 2020 PORTFOLIO

                                                                         INVESTOR A SHARES
-------------------------------------------------------------------------------------------------------------------------
                                                                      YEAR ENDED DECEMBER 31,
-------------------------------------------------------------------------------------------------------------------------
                                                   2009            2008          2007         2006          2005
-------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
-------------------------------------------------------------------------------------------------------------------------
 Net asset value, beginning of year           $    11.75      $     16.24    $     16.77   $    15.22   $    14.60
-------------------------------------------------------------------------------------------------------------------------
Net investment income                               0.30/1/          0.37           0.38         0.37         0.27
-------------------------------------------------------------------------------------------------------------------------
 Net realized and unrealized gain (loss)            2.28            (4.45)          0.13         1.56         0.64
-------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment
 operations                                         2.58            (4.08)          0.51         1.93         0.91
-------------------------------------------------------------------------------------------------------------------------
 Dividends and distributions from:
  Net investment income                            (0.40)           (0.29)         (0.39)       (0.38)       (0.29)
  Net realized gain                                    -            (0.12)         (0.65)           -           -
  Return of capital                                (0.00)/2/            -             -             -           -
-------------------------------------------------------------------------------------------------------------------------
Total dividends and distributions                  (0.40)           (0.41)         (1.04)       (0.38)       (0.29)
-------------------------------------------------------------------------------------------------------------------------
 Net asset value, end of year                 $    13.93      $     11.75    $     16.24   $    16.77   $    15.22
-------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN/3/
-------------------------------------------------------------------------------------------------------------------------
 Based on net asset value                          22.42%          (25.57)%         3.06%       12.77%        6.28%
-------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/4/
-------------------------------------------------------------------------------------------------------------------------
 Total expenses                                     1.33%            1.32%          1.33%        1.33%        1.37%
-------------------------------------------------------------------------------------------------------------------------
Total expenses after expense reductions             0.97%            0.98%          0.99%        1.00%        1.03%
-------------------------------------------------------------------------------------------------------------------------
 Net investment income                              2.42%            2.51%          2.26%        2.31%        1.82%
-------------------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA
-------------------------------------------------------------------------------------------------------------------------
 Net assets, end of year (000)                $  268,514      $   179,389    $   180,740   $  118,364   $   57,525
-------------------------------------------------------------------------------------------------------------------------
Portfolio turnover of the Master Portfolio             6%              13%             7%          16%          17%
-------------------------------------------------------------------------------------------------------------------------

-------
/1/  Based on average shares outstanding.

/2/  Amount is less than $0.01 per share.

/3/  Includes reinvestment of dividends and distributions.

/4/ Includes the LifePath Portfolio's share of the Master Portfolio's allocated net expenses and/or net investment income (loss).

LIFEPATH 2030 PORTFOLIO

                                                                       INSTITUTIONAL SHARES
-------------------------------------------------------------------------------------------------------------------------
                                                                      YEAR ENDED DECEMBER 31,
-------------------------------------------------------------------------------------------------------------------------
                                                   2009            2008          2007         2006          2005
-------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
-------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year            $    10.92      $     16.19    $     16.90   $    15.39   $    14.87
-------------------------------------------------------------------------------------------------------------------------
Net investment income                               0.29/1 /         0.35           0.34         0.32         0.24
-------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss)             2.46            (5.29)          0.11         1.99         0.88
-------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment
 operations                                         2.75            (4.94)          0.45         2.31         1.12
-------------------------------------------------------------------------------------------------------------------------
Dividends and distributions from:
  Net investment income                           (0.36)            (0.25)         (0.35)       (0.36)       (0.26)
  Net realized gain                                   -             (0.08)         (0.81)       (0.44)       (0.34)
  Return of capital                               (0.00)/2/             -              -             -           -
-------------------------------------------------------------------------------------------------------------------------
Total dividends and distributions                 (0.36)            (0.33)         (1.16)       (0.80)       (0.60)
-------------------------------------------------------------------------------------------------------------------------
Net asset value, end of year                  $    13.31      $     10.92    $     16.19   $    16.90     $  15.39
-------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN/3/
-------------------------------------------------------------------------------------------------------------------------
Based on net asset value                           25.77%          (31.03)%         2.64%       15.12%        7.63%
-------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/4/
-------------------------------------------------------------------------------------------------------------------------
Total expenses                                      1.06%            1.06%          1.07%        1.08%        1.10%
-------------------------------------------------------------------------------------------------------------------------
Total expenses after expense reductions             0.70%            0.72%          0.73%        0.74%        0.76%
-------------------------------------------------------------------------------------------------------------------------
Net investment income                               2.47%            2.29%          2.10%        1.95%        1.69%
-------------------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA
-------------------------------------------------------------------------------------------------------------------------
Net assets, end of year (000)                 $  517,817      $   315,028    $   564,348   $  408,564   $  352,800
-------------------------------------------------------------------------------------------------------------------------
Portfolio turnover of the Master Portfolio             7%              13%             7%          22%          24%
-------------------------------------------------------------------------------------------------------------------------

-------
/1/  Based on average shares outstanding.

/2/  Amount is less than $0.01 per share.

/3/  Includes reinvestment of dividends and distributions.

/4/ Includes the LifePath Portfolio's share of the Master Portfolio's allocated net expenses and/or net investment income (loss).

LIFEPATH 2030 PORTFOLIO

                                                                        INVESTOR A SHARES
-------------------------------------------------------------------------------------------------------------------------
                                                                     YEAR ENDED DECEMBER 31,
-------------------------------------------------------------------------------------------------------------------------
                                                   2009            2008          2007         2006          2005
-------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
-------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year            $    10.71      $     15.90    $     16.62   $    15.15   $    14.65
-------------------------------------------------------------------------------------------------------------------------
Net investment income                               0.26/1/          0.29           0.31         0.28         0.22
-------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss)             2.41            (5.17)          0.09         1.95         0.85
-------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment
 operations                                         2.67            (4.88)          0.40         2.23         1.07
-------------------------------------------------------------------------------------------------------------------------
Dividends and distributions from:
  Net investment income                            (0.33)           (0.23)         (0.31)       (0.32)       (0.23)
  Net realized gain                                    -            (0.08)         (0.81)       (0.44)       (0.34)
  Return of capital                                (0.00)/2/            -             -            -            -
-------------------------------------------------------------------------------------------------------------------------
Total dividends and distributions                  (0.33)           (0.31)         (1.12)       (0.76)       (0.57)
-------------------------------------------------------------------------------------------------------------------------
Net asset value, end of year                  $    13.05      $     10.71    $     15.90   $    16.62   $    15.15
-------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN/3/
-------------------------------------------------------------------------------------------------------------------------
Based on net asset value                           25.51%         (31.19)%          2.38%       14.83%        7.37%
-------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/4/
-------------------------------------------------------------------------------------------------------------------------
Total expenses                                      1.31%            1.31%          1.32%        1.33%        1.35%
-------------------------------------------------------------------------------------------------------------------------
Total expenses after expense reductions             0.95%            0.97%          0.98%        0.99%        1.01%
-------------------------------------------------------------------------------------------------------------------------
Net investment income                               2.23%            2.13%          1.85%        1.84%        1.52%
-------------------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA
-------------------------------------------------------------------------------------------------------------------------
Net assets, end of year (000)                 $  210,372      $   133,199    $   135,684   $   77,890   $   39,134
-------------------------------------------------------------------------------------------------------------------------
Portfolio turnover of the Master Portfolio             7%              13%             7%          22%          24%
-------------------------------------------------------------------------------------------------------------------------

-------
/1/  Based on average shares outstanding.

/2/  Amount is less than $0.01 per share.

/3/  Includes reinvestment of dividends and distributions.

/4/ Includes the LifePath Portfolio's share of the Master Portfolio's allocated net expenses and/or net investment income (loss).

LIFEPATH 2040 PORTFOLIO

                                                                      INSTITUTIONAL SHARES
-------------------------------------------------------------------------------------------------------------------------
                                                                    YEAR ENDED DECEMBER 31,
-------------------------------------------------------------------------------------------------------------------------
                                                  2009            2008           2007         2006         2005
-------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
-------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year            $    12.88       $    20.32    $     20.90   $    18.18   $    17.03
-------------------------------------------------------------------------------------------------------------------------
Net investment income                                0.32/1/         0.35           0.34         0.31         0.21
-------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss)             3.22            (7.45)          0.08         2.76         1.18
-------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment
 operations                                         3.54            (7.10)          0.42         3.07         1.39
-------------------------------------------------------------------------------------------------------------------------
Dividends and distributions from:
  Net investment income                            (0.38)           (0.26)         (0.35)       (0.35)       (0.24)
  Net realized gain                                    -            (0.08)         (0.65)           -            -
-------------------------------------------------------------------------------------------------------------------------
Total dividends and distributions                  (0.38)           (0.34)         (1.00)       (0.35)       (0.24)
-------------------------------------------------------------------------------------------------------------------------
Net asset value, end of year                  $    16.04       $    12.88    $     20.32   $    20.90   $    18.18
-------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN/2/
-------------------------------------------------------------------------------------------------------------------------
Based on net asset value                           28.08%          (35.40)%         2.03%       16.97%        8.24%
-------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/3/
-------------------------------------------------------------------------------------------------------------------------
Total expenses                                      1.05%            1.04%          1.06%        1.07%        1.09%
-------------------------------------------------------------------------------------------------------------------------
Total expenses after expense reductions             0.69%            0.69%          0.72%        0.73%        0.76%
-------------------------------------------------------------------------------------------------------------------------
Net investment income                               2.33%            2.02%          1.71%        1.62%        1.45%
-------------------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA
-------------------------------------------------------------------------------------------------------------------------
Net assets, end of year (000)                 $  435,317      $   248,491    $   383,391   $  278,716   $  221,359
-------------------------------------------------------------------------------------------------------------------------
Portfolio turnover of the Master Portfolio             6%              14%             8%          29%          38%
-------------------------------------------------------------------------------------------------------------------------

--------
/1/  Based on average shares outstanding.
/2/  Includes reinvestment of dividends and
     distributions.
/3/ Includes the LifePath Portfolio's share of the Master Portfolio's allocated net expenses and/or net investment income (loss).

LIFEPATH 2040 PORTFOLIO

                                                                      INVESTOR A SHARES
-------------------------------------------------------------------------------------------------------------------------
                                                                    YEAR ENDED DECEMBER 31,
-------------------------------------------------------------------------------------------------------------------------
                                                  2009            2008           2007         2006         2005
-------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
-------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year            $    12.32      $     19.46    $     20.06   $    17.47   $    16.37
-------------------------------------------------------------------------------------------------------------------------
Net investment income                               0.28/1/          0.29           0.30         0.25         0.19
-------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss)            3.08             (7.13)          0.06         2.64         1.11
-------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment
 operations                                         3.36            (6.84)          0.36         2.89         1.30
-------------------------------------------------------------------------------------------------------------------------
Dividends and distributions from:
  Net investment income                            (0.35)           (0.22)         (0.31)       (0.30)       (0.20)
  Net realized gain                                     -           (0.08)         (0.65)            -             -
-------------------------------------------------------------------------------------------------------------------------
Total dividends and distributions                  (0.35)           (0.30)         (0.96)       (0.30)       (0.20)
-------------------------------------------------------------------------------------------------------------------------
Net asset value, end of year                  $    15.33       $    12.32    $     19.46   $    20.06   $    17.47
-------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN/2/
-------------------------------------------------------------------------------------------------------------------------
Based on net asset value                           27.85%          (35.56)%         1.78%       16.64%         8.01%
-------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/3/
-------------------------------------------------------------------------------------------------------------------------
Total expenses                                      1.30%            1.29%          1.31%        1.32%         1.34%
-------------------------------------------------------------------------------------------------------------------------
Total expenses after expense reductions             0.94%            0.94%          0.97%        0.98%         1.01%
-------------------------------------------------------------------------------------------------------------------------
Net investment income                               2.08%            1.80%          1.49%        1.46%         1.20%
-------------------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA
-------------------------------------------------------------------------------------------------------------------------
Net assets, end of year (000)                 $  156,564      $    96,873    $   110,528   $   65,203   $   34,710
-------------------------------------------------------------------------------------------------------------------------
Portfolio turnover of the Master Portfolio             6%              14%             8%          29%          38%
-------------------------------------------------------------------------------------------------------------------------

---------

/1/  Based on average shares outstanding.
/2/  Includes reinvestment of dividends and
     distributions.
/3/ Includes the LifePath Portfolio's share of the Master Portfolio's allocated net expenses and/or net investment income (loss).

LIFEPATH 2050 PORTFOLIO

                                                                     INSTITUTIONAL SHARES
                                                         -------------------------------------------
                                                                                           PERIOD
                                                              YEAR ENDED         JUNE 30, 2008/1/
                                                            DECEMBER 31,          TO DECEMBER 31,
                                                                    2009                     2008
----------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
----------------------------------------------------------------------------------------------------
Net asset value, beginning of period                     $    13.46              $     20.00
----------------------------------------------------------------------------------------------------
Net investment income                                            0.38/2/                0.10
----------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss)                         3.68                   (6.52)
----------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations               4.06                  (6.42)
----------------------------------------------------------------------------------------------------
Dividends and distributions from:
  Net investment income                                         (0.16)                  0.09)
  Net realized gain                                             (0.55)                 (0.00)/3/
  Return of capital                                                 -                  (0.03)
----------------------------------------------------------------------------------------------------
Total dividends and distributions                               (0.71)                 (0.12)
----------------------------------------------------------------------------------------------------
Net asset value, end of period                           $      16.81            $     13.46
----------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN/4/
----------------------------------------------------------------------------------------------------
Based on net asset value                                        30.35%                (32.18)%/5/
----------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/6/
----------------------------------------------------------------------------------------------------
Total expenses                                                   1.27%                 12.80%/7/
----------------------------------------------------------------------------------------------------
Total expenses after expense reductions                          0.67%                  0.68%/7/
----------------------------------------------------------------------------------------------------
Net investment income                                            2.39%                  2.14%/7/
----------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------------
Net assets, end of period (000)                          $     13,992            $       444
----------------------------------------------------------------------------------------------------
Portfolio turnover of the Master Portfolio                         12%                     0%/8/
----------------------------------------------------------------------------------------------------


---------
/1/  Commencement of operations.
/2/  Based on average shares outstanding.
/3/  Amount is less than $0.01 per share.
/4/  Includes reinvestment of dividends and
     distributions.
/5/  Not annualized.
/6/ Includes the LifePath Portfolio's share of the Master Portfolio's allocated net expenses and/or net investment income (loss).
/7/  Annualized.
/8/  Rounds to less than 1% .

FINANCIAL HIGHLIGHTS (CONCLUDED)

LIFEPATH 2050 PORTFOLIO

                                                                     INVESTOR A SHARES
                                                         -------------------------------------------
                                                                                           PERIOD
                                                              YEAR ENDED         JUNE 30, 2008/1/
                                                            DECEMBER 31,          TO DECEMBER 31,
                                                                    2009                     2008
----------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
----------------------------------------------------------------------------------------------------
Net asset value, beginning of period                     $      13.47            $     20.00
----------------------------------------------------------------------------------------------------
Net investment income                                            0.41/2/                0.14
----------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss)                          3.63                  (6.59)
----------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations               4.04                  (6.45)
----------------------------------------------------------------------------------------------------
Dividends and distributions from:
  Net investment income                                         (0.14)                 (0.06)
  Net realized gain                                             (0.55)                 (0.00)/3/
  Return of capital                                                 -                  (0.02)
----------------------------------------------------------------------------------------------------
Total dividends and distributions                               (0.69)                 (0.08)
----------------------------------------------------------------------------------------------------
 Net asset value, end of period                          $      16.82            $     13.47
----------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN/4/
----------------------------------------------------------------------------------------------------
 Based on net asset value                                       30.08%                (32.28)%/5/
----------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/6/
----------------------------------------------------------------------------------------------------
 Total expenses                                                  1.35%                 13.04%/7/
----------------------------------------------------------------------------------------------------
Total expenses after expense reductions                          0.84%                  0.91%/7/
----------------------------------------------------------------------------------------------------
 Net investment income                                           2.45%                  1.68%/7/
----------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------------
 Net assets, end of period (000)                         $      3,056            $        34
----------------------------------------------------------------------------------------------------
Portfolio turnover of the Master Portfolio                         12%                     0%/8/
----------------------------------------------------------------------------------------------------

---------
/1/  Commencement of operations.
/2/  Based on average shares outstanding.
/3/  Amount is less than $0.01 per share.
/4/  Includes reinvestment of dividends and
     distributions.
/5/  Not annualized.
/6/ Includes the LifePath Portfolio's share of the Master Portfolio's allocated net expenses and/or net investment income (loss).
/7/  Annualized.
/8/  Rounds to less than 1% .

General Information
--------------------------------------------------------------------------------
SHAREHOLDER DOCUMENTS
--------------------------------------------------------------------------------
ELECTRONIC ACCESS TO ANNUAL REPORTS, SEMI-ANNUAL REPORTS AND PROSPECTUSES

Electronic copies of most financial reports and prospectuses are available on BlackRock's website. Shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in a LifePath Portfolio's electronic delivery program. To enroll:

SHAREHOLDERS WHO HOLD ACCOUNTS WITH INVESTMENT ADVISERS, BANKS OR BROKERAGES:
Please contact your financial professional. Please note that not all investment advisers, banks or brokerages may offer this service.

SHAREHOLDERS WHO HOLD ACCOUNTS DIRECTLY WITH BLACKROCK:

.. Access the BlackRock website at http://www.blackrock.com/edelivery

.. Log into your account.

DELIVERY OF SHAREHOLDER DOCUMENTS

The LifePath Portfolios deliver only one copy of shareholder documents, including prospectuses, shareholder reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is known as "householding" and is intended to eliminate duplicate mailings and reduce expenses. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact the LifePath Portfolio at (800) 441-7762.

CERTAIN LIFEPATH PORTFOLIO POLICIES

--------------------------------------------------------------------------------
ANTI-MONEY LAUNDERING REQUIREMENTS

The LifePath Portfolios are subject to the USA PATRIOT Act (the "Patriot Act"). The Patriot Act is intended to prevent the use of the U.S. financial system in furtherance of money laundering, terrorism or other illicit activities. Pursuant to requirements under the Patriot Act, a LifePath Portfolio may request information from shareholders to enable it to form a reasonable belief that it knows the true identity of its shareholders. This information will be used to verify the identity of investors or, in some cases, the status of financial professionals; it will be used only for compliance with the requirements of the Patriot Act.

The LifePath Portfolios reserve the right to reject purchase orders from persons who have not submitted information sufficient to allow the LifePath Portfolios to verify their identity. The LifePath Portfolios also reserve the right to redeem any amounts in a LifePath Portfolio from persons whose identity it is unable to verify on a timely basis. It is the LifePath Portfolios' policy to cooperate fully with appropriate regulators in any investigations conducted with respect to potential money laundering, terrorism or other illicit activities.

BLACKROCK PRIVACY PRINCIPLES

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, "Clients") and to safeguarding their nonpublic personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties. If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal nonpublic information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our website.

BlackRock does not sell or disclose to nonaffiliated third parties any nonpublic personal information about its Clients, except as permitted by law, or as is necessary to respond to regulatory requests or to service Client accounts. These nonaffiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to nonpublic personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the nonpublic personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

STATEMENT OF ADDITIONAL INFORMATION
--------------------------------------------------------------------------------
If you would like further information about a LifePath Portfolio, including how it invests, please see the SAI.

For a discussion of a LifePath Portfolio's policies and procedures regarding the selective disclosure of its portfolio holdings, please see the SAI.

DISCLAIMERS
--------------------------------------------------------------------------------
The iShares S&P 500 Index Fund, iShares S&P MidCap 400 Index Fund, iShares S&P Small Cap 600 Index Fund, iShares S&P National AMT-Free Municipal Bond Fund and the iShares S&P North America Natural Resources Sector Index Fund (the "iShares S&P Funds") are not sponsored, endorsed, sold or promoted by Standard & Poor's or its affiliates. Standard & Poor's and its affiliates make no representation or warranty, express or implied, to the owners of shares of the iShares S&P Funds or any member of the public regarding the advisability of investing in securities generally or in iShares S&P Funds particularly or the ability of the Standard & Poor's Indexes to track general stock market performance. Standard & Poor's and its affiliates' only relationship to the iShares Trust (as used in these Disclaimers, the "Trust"), BTC and BFA is the licensing of certain trademarks and trade names of Standard & Poor's and its affiliates and of the Standard & Poor's Indexes, which are determined, composed and calculated by Standard & Poor's and its affiliates without regard to the Trust, BTC, BFA or the iShares S&P Funds. Standard & Poor's and its affiliates have no obligation to take the needs of BTC, BFA or the owners of shares of the iShares S&P Funds into consideration in determining, composing or calculating the Standard & Poor's Indexes. Standard & Poor's and its affiliates are not responsible for and have not participated in the determination of the prices and amount of shares of the iShares S&P Funds, or the timing of the issuance or sale of such shares or in the determination or calculation of the equation by which shares of the iShares S&P Funds are to be converted into cash. Standard & Poor's and its affiliates have no obligation or liability in connection with the administration, marketing or trading of the iShares S&P Funds. Standard &
Poor's and its affiliates do not guarantee the accuracy or the completeness of the Standard & Poor's Indexes or any data included therein and Standard &
Poor's and its affiliates shall have no liability for any errors, omissions, or interruptions therein. Standard & Poor's and its affiliates make no warranty, express or implied, as to results to be obtained by BTC, BFA, owners of shares of the iShares S&P Funds or any other person or entity from the use of the Standard & Poor's Indexes or any data included therein. Standard & Poor's and its affiliates make no express or implied warranties and expressly disclaim all warranties of merchantability or fitness for a particular purpose or use with respect to the Standard & Poor's Indexes or any data included therein. Without limiting any of the foregoing, in no event shall Standard & Poor's and its affiliates have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits) resulting from the use of the Standard & Poor's Indexes or any data included therein, even if notified of the possibility of such damages.

The iShares Russell Midcap Index Fund and the iShares Russell 2000 Index Fund (the "iShares Russell Funds") are not sponsored, endorsed, sold or promoted by Russell Investment Group. Russell Investment Group makes no representation or warranty, express or implied, to the owners of shares of the iShares Russell Funds or any member of the public regarding the advisability of investing in securities generally or in the iShares Russell Funds particularly or the ability of the Russell Indexes to track general stock market performance. Russell Investment Group's only relationship to the Trust, BTC and BFA is the licensing of certain trademarks and trade names of Russell Investment Group's and of the Russell Indexes, which are determined, composed, and calculated by Russell Investment Group without regard to the Trust, BTC, BFA or the iShares Russell Funds. Russell Investment Group has no obligation to take the needs of BTC, BFA or the owners of shares of the iShares Russell Funds into consideration in determining, composing or calculating the Russell Indexes. Russell Investment Group is not responsible for and has not participated in the determination of the prices and amount of shares of the iShares Russell Funds, or the timing of the issuance or sale of such shares or in the determination or calculation of the equation by which shares of the iShares Russell Funds are to be converted into cash. Russell Investment Group has no obligation or liability in connection with the administration, marketing or trading of the iShares Russell Funds. Russell Investment Group does not guarantee the accuracy or the completeness of the Russell Indexes or any data included therein and Russell Investment Group shall have no liability for any errors, omissions, or interruptions therein. Russell Investment Group makes no warranty, express or implied, as to results to be obtained by BTC, BFA, owners of shares of the iShares Russell Funds or any other person or entity from the use of the Russell Indexes or any data included therein. Russell Investment Group makes no express or implied warranties and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Russell Indexes or any data included therein. Without limiting any of the foregoing, in no event shall Russell Investment Group have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits) resulting from the use of the Russell Indexes or any data included therein, even if notified of the possibility of such damages.

The iShares Cohen & Steers Realty Majors Index Fund is not sponsored, endorsed, sold or promoted by Cohen & Steers. Cohen & Steers makes no representation or warranty, express or implied, to the owners of shares of the iShares Cohen & Steers Realty Majors Index Fund or any member of the public regarding the advisability of investing in securities generally or in the iShares Cohen & Steers Realty Majors Index Fund particularly or the ability of the Cohen & Steers Realty Majors Index to track general stock market performance. Cohen & Steers' only relationship to the Trust, BTC and BFA is the licensing of certain trademarks and trade names of Cohen & Steers and of the Cohen & Steers Realty Majors Index, which is determined, composed and calculated by Cohen & Steers without regard to the Trust, BTC, BFA or the iShares Cohen & Steers Realty Majors Index Fund. Cohen & Steers has no obligation to take the needs of BTC, BFA or the owners of shares of the iShares Cohen & Steers Realty Majors Index Fund into consideration in determining, composing or calculating the Cohen & Steers Realty Majors Index. Cohen & Steers is not responsible for and has not participated in the determination of the prices and amount of shares of the iShares Cohen & Steers Realty Majors Index Fund, or the timing of the issuance or sale of such shares or in the determination or calculation of the equation by which shares of the iShares Cohen & Steers Realty Majors Index Fund are to be converted into cash. Cohen & Steers has no obligation or liability in connection with the administration, marketing or trading of the iShares Cohen & Steers Realty Majors Index Fund. Cohen & Steers does not guarantee the accuracy or the completeness of the Cohen & Steers Realty Majors Index or any data included therein and Cohen & Steers shall have no liability for any errors, omissions, or interruptions therein. Cohen & Steers makes no warranty, express or implied, as to results to be obtained by BTC, BFA, owners of shares of the iShares Cohen & Steers Realty Majors Index Fund or any other person or entity from the use of the Cohen & Steers Realty Majors Index or any data included therein. Cohen & Steers makes no express or implied warranties and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Cohen & Steers Realty Majors Index or any data included therein. Without limiting any of the foregoing, in no event shall Cohen & Steers have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits) resulting from the use of the Cohen & Steers Realty Majors Index or any data included therein, even if notified of the possibility of such damages.

The iShares JPMorgan USD Emerging Markets Bond Fund is not sponsored, endorsed, sold or promoted by JPMorgan. JPMorgan makes no representation or warranty, express or implied, to the owners of shares of the iShares JPMorgan USD Emerging Markets Bond Fund or any member of the public regarding the advisability of investing in securities generally or in the iShares JPMorgan USD Emerging Markets Bond Fund particularly or the ability of the JPMorgan EMBI Global Core Index to track general bond market performance. JPMorgan's only relationship to the Trust, BTC and BFA is the licensing of certain trademarks and trade names of JPMorgan and of the JPMorgan EMBI Global Core Index which is determined, composed and calculated by JPMorgan without regard to the Trust, BTC, BFA or the iShares JPMorgan USD Emerging Markets Bond Fund. JPMorgan has no obligation to take the needs of BTC, BFA or the owners of shares of the iShares JPMorgan USD Emerging Markets Bond Fund into consideration in determining, composing or calculating the JPMorgan EMBI Global Core Index. JPMorgan is not responsible for and has not participated in the determination of the prices and amount of shares of the iShares JPMorgan USD Emerging Markets Bond Fund, or the timing of the issuance or sale of such shares or in the determination or calculation of the equation by which shares of the iShares JPMorgan USD Emerging Markets Bond Fund are to be converted into cash. JPMorgan has no obligation or liability in connection with the administration, marketing or trading of the iShares JPMorgan USD Emerging Markets Bond Fund. JPMorgan does not guarantee the accuracy or the completeness of the JPMorgan EMBI Global Core Index or any data included therein and JPMorgan shall have no liability for any errors, omissions, or interruptions therein. JPMorgan makes no warranty, express or implied, as to results to be obtained by BTC, BFA, owners of shares of the JPMorgan USD Emerging Markets Bond Fund or any other person or entity from the use of the JPMorgan EMBI Global Core Index or any data included therein. JPMorgan makes no express or implied warranties and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the JPMorgan EMBI Global Core Index or any data included therein. Without limiting any of the foregoing, in no event shall JPMorgan have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits) resulting from the use of the JPMorgan EMBI Global Core Index or any data included therein, even if notified of the possibility of such damages.

The iShares iBoxx $ High Yield Corporate Bond Fund is not sponsored, endorsed, sold or promoted by IIC. IIC makes no representation or warranty, express or implied, to the owners of shares of the iShares iBoxx $ High Yield Corporate Bond Fund or any member of the public regarding the advisability of investing in securities generally or in the iShares iBoxx $ High Yield Corporate Bond Fund particularly or the ability of the iBoxx $ Liquid High Yield Index to track the general stock market performance. IIC's only relationship to the Trust, BTC and BFA is the licensing of certain trademarks and trade names of IIC and of the iBoxx $ Liquid High Yield Index which is determined, composed and calculated by IIC without regard to the Trust, BTC, BFA or the iShares iBoxx $ High Yield Corporate Bond Fund. IIC has no obligation to take the needs of BTC, BFA or the owners of shares of the iShares iBoxx $ High Yield Corporate Bond Fund into consideration in determining, composing or calculating the iBoxx $ Liquid High Yield Index. IIC is not responsible for and has not participated in the determination of the prices and amount of shares of the iShares iBoxx $ High Yield Corporate Bond Fund, or the timing of the issuance or sale of such shares or in the determination or calculation of the equation by which shares of the iShares iBoxx $ High Yield Corporate Bond Fund are to be converted into cash. IIC has no obligation or liability in connection with the administration, marketing or trading of the iShares iBoxx $ High Yield Corporate Bond Fund. IIC does not guarantee the accuracy or the completeness of the iBoxx $ Liquid High Yield Index or any data included therein and IIC shall have no liability for any errors, omissions, or interruptions therein. IIC makes no warranty, express or implied, as to results to be obtained by BTC, BFA, owners of shares of the iShares iBoxx $ High Yield Corporate Bond Fund or any other person or entity from the use of the iBoxx
$ Liquid High Yield Index or any data included therein. IIC makes no express or implied warranties and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the iBoxx $ Liquid High Yield Index or any data included therein. Without limiting any of the foregoing, in no event shall IIC have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits) resulting from the use of the iBoxx $ Liquid High Yield Index or any data included therein, even if notified of the possibility of such damages.

The iShares FTSE EPRA/NAREIT Developed Real Estate ex-U.S. Index Fund is not sponsored, endorsed, sold or promoted by FTSE Licensor Parties. None of the FTSE Licensor Parties makes any warranty or representation whatsoever, expressly or impliedly, either as to the results to be obtained from the use of the FTSE EPRA/NAREIT Developed Real Estate ex-U.S. Index and/or the figure at which the FTSE EPRA/NAREIT Developed Real Estate ex-U.S. Index stands at any particular time on any particular day or otherwise. The FTSE Licensor Parties' only relationship to the Trust, BTC and BFA is the licensing of certain trademarks and trade names of the FTSE Licensor Parties and of the FTSE EPRA/NAREIT Developed Real Estate ex-U.S. Index, which is determined, composed and calculated by the FTSE Licensor Parties without regard to the Trust, BTC, BFA or the iShares FTSE EPRA/NAREIT Developed Real Estate ex-U.S. Index Fund. The FTSE Licensor Parties have no obligation to take the needs of BTC, BFA or the owners of shares of the iShares FTSE EPRA/NAREIT Developed Real Estate ex-U.S. Index Fund into consideration in determining, composing or calculating the FTSE EPRA/NAREIT Developed Real Estate ex-U.S. Index. The FTSE Licensor Parties are not responsible for and have not participated in the determination of the prices and amount of shares of the iShares FTSE EPRA/NAREIT Developed Real Estate ex-U.S. Index Fund, or the timing of the issuance or sale of such shares or in the determination or calculation of the equation by which shares of the iShares FTSE EPRA/NAREIT Developed Real Estate ex-U.S. Index Fund are to be converted into cash. The FTSE Licensor Parties have no obligation or liability in connection with the administration, marketing or trading of the iShares FTSE EPRA/NAREIT Developed Real Estate ex-U.S. Index Fund. The FTSE Licensor Parties do not guarantee the accuracy or the completeness of the FTSE EPRA/

NAREIT Developed Real Estate ex-U.S. Index or any data included therein and the FTSE Licensor Parties shall have no liability for any errors, omissions, or interruptions therein. The FTSE Licensor Parties make no warranty, express or implied, as to results to be obtained by BTC, BFA, owners of shares of the iShares FTSE EPRA/NAREIT Developed Real Estate ex-U.S. Index Fund or any other person or entity from the use of the FTSE EPRA/NAREIT Developed Real Estate ex-U.S. Index or any data included therein. The FTSE Licensor Parties make no express or implied warranties and expressly disclaim all warranties of merchantability or fitness for a particular purpose or use with respect to the FTSE EPRA/NAREIT Developed Real Estate ex-U.S. Index or any data included therein. Without limiting any of the foregoing, in no event shall the FTSE Licensor Parties have any liability for any special, punitive, indirect, or consequential damages (including lost profits) resulting from the use of the FTSE EPRA/NAREIT Developed Real Estate ex-U.S. Index or any data included therein, even if notified of the possibility of such damages.

The iShares MSCI Canada Index Fund, iShares MSCI EAFE Index Fund, iShares MSCI EAFE Small Cap Index Fund and iShares MSCI Emerging Markets Index Fund (the "iShares MSCI Index Funds") are not sponsored, endorsed, sold or promoted by MSCI or any affiliate of MSCI. Neither MSCI nor any other party makes any representation or warranty, express or implied, to the owners of the iShares MSCI Index Funds or any member of the public regarding the advisability of investing in funds generally or in the iShares MSCI Index Funds particularly or the ability of the MSCI Indexes to track general stock market performance. MSCI is the licensor of certain trademarks, servicemarks and trade names of MSCI and of the MSCI Indexes, which are determined, composed and calculated by MSCI without regard to the Trust, iShares, Inc., BTC, BFA or the iShares MSCI Index Funds. MSCI has no obligation to take the needs of BTC, BFA or the owners of the iShares MSCI Index Funds into consideration in determining, composing or calculating the MSCI Indexes. MSCI is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the iShares MSCI Index Funds to be issued or in the determination or calculation of the equation by which the iShares MSCI Index Funds are redeemable for cash. Neither MSCI nor any other party has any obligation or liability to owners of the iShares MSCI Index Funds in connection with the administration, marketing or trading of the iShares MSCI Index Funds. Although MSCI shall obtain information for inclusion in or for use in the calculation of the MSCI Indexes from sources which MSCI considers reliable, neither MSCI nor any other party guarantees the accuracy and/or the completeness of the MSCI Indexes or any data included therein. Neither MSCI nor any other party makes any warranty, express or implied, as to results to be obtained by a licensee, licensee's customers and counterparties, the owners of the iShares MSCI Index Funds or any other person or entity from the use of the MSCI Indexes or any data included hereunder or for any other use. Neither MSCI nor any other party makes any express or implied warranties, and MSCI hereby expressly disclaims all warranties of merchantability or fitness for a particular purpose with respect to the MSCI Indexes or any data included therein. Without limiting any of the foregoing, in no event shall MSCI or any other party have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

The iShares Barclays 1-3 Year Credit Bond Fund, iShares Barclays 1-3 Year Treasury Bond Fund, iShares Barclays 3-7 Year Treasury Bond Fund, iShares Barclays 7-10 Year Treasury Bond Fund, iShares Barclays 10-20 Year Treasury Bond Fund, iShares Barclays 20+ Year Treasury Bond Fund, iShares Barclays Aggregate Bond Fund, iShares Barclays Credit Bond Fund, iShares Barclays Government/Credit Bond Fund, iShares Barclays Intermediate Credit Bond Fund, iShares Barclays Intermediate Government/Credit Bond Fund, iShares Barclays MBS Bond Fund, iShares Barclays Short Treasury Bond Fund and the iShares Barclays TIPS Bond Fund (collectively, the "Barclays Capital Funds") are not sponsored, endorsed, sold or promoted by Barclays Capital. Barclays Capital makes no representation or warranty, express or implied, to the owners of shares of the Barclays Capital Funds or any member of the public regarding the advisability of investing in securities generally or in the Barclays Capital Funds particularly or the ability of the Barclays Capital Funds' underlying indexes (the "Underlying Indexes") to track general bond market performance. Barclays Capital's only relationship to the Trust, BTC and BFA is the licensing of certain trademarks and trade names of Barclays Capital and of the Underlying Indexes, which are determined, composed and calculated by Barclays Capital without regard to the Trust, BTC, BFA or the Barclays Capital Funds. Barclays Capital has no obligation to take the needs of BTC, BFA or the owners of shares of the Barclays Capital Funds into consideration in determining, composing or calculating the Underlying Indexes. Barclays Capital is not responsible for and has not participated in the determination of the prices and amount of shares of the Barclays Capital Funds, or the timing of the issuance or sale of such shares or in the determination or calculation of the equation by which shares of the Barclays Capital Funds are to be converted into cash. Barclays Capital has no obligation or liability in connection with the administration, marketing or trading of the Barclays Capital Funds. Barclays Capital does not guarantee the accuracy or the completeness of the Underlying Indexes or any data included therein and Barclays Capital shall have no liability for any errors, omissions or interruptions therein. Barclays Capital makes no warranty, express or implied, as to results to be obtained by BTC, BFA, owners of shares of the Barclays Capital Funds or any other person or entity from the use of the Underlying Indexes or any data included therein. Barclays Capital makes no express or implied warranties and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Underlying Indexes or any data included therein. Without limiting any of the foregoing, in no event shall Barclays Capital have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits) resulting from the use of the Underlying Indexes or any data included therein, even if notified of the possibility of such damages.

BFA does not guarantee the accuracy or the completeness of any underlying index or any data included therein and BFA shall have no liability for any errors, omissions, or interruptions therein.

BFA makes no warranty, express or implied, to the owners of shares of the iShares funds or to any other person or entity as to results to be obtained by the series of the Trust from the use of any underlying index or any data included therein. BFA makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to any underlying index or any data included therein. Without limiting any of the foregoing, in no event shall BFA have any liability for any special, punitive, direct, indirect, or consequential damages (including lost profits), even if notified of the possibility of such damages.

Glossary
--------------------------------------------------------------------------------
The glossary contains an explanation of some of the common terms used in this Prospectus. For additional information about the LifePath Portfolios, please see the SAI.

ACQUIRED FUND FEES AND EXPENSES - fees and expenses charged by other investment companies in which a LifePath Portfolio invests a portion of its assets.

ADMINISTRATION FEE - a fee paid to the administrator for providing administrative services to a LifePath Portfolio.

ANNUAL FUND OPERATING EXPENSES - expenses that cover the costs of operating a LifePath Portfolio.

DISTRIBUTION FEES - fees used to support the LifePath Portfolio's marketing and distribution efforts, such as compensating financial professionals and other financial intermediaries, advertising and promotion.

LIFEPATH CUSTOM BENCHMARK - a customized weighted index comprised of different indexes which are representative of the asset classes in which a LifePath Portfolio invests according to their weightings as of the most recent quarter end.

MANAGEMENT FEE - a fee paid to BFA for managing a Master Portfolio.

OTHER EXPENSES - include administration, transfer agency, custody, professional and registration fees.

SERVICE FEES - fees used to compensate securities dealers and other financial intermediaries for certain shareholder servicing activities.

SHAREHOLDER FEES - fees paid directly by a shareholder and include sale charges that you may pay when you buy or sells shares of a LifePath Portfolio.

For More Information
--------------------------------------------------------------------------------
LIFEPATH PORTFOLIOS AND SERVICE PROVIDERS
--------------------------------------------------------------------------------
     THE FUNDS
     BLACKROCK FUNDS III
      LifePath(R) Retirement Portfolio
      LifePath 2020 Portfolio(R)
      LifePath(R) 2025 Portfolio
      LifePath 2030 Portfolio(R)
      LifePath(R) 2035 Portfolio
      LifePath 2040 Portfolio(R)
      LifePath(R) 2045 Portfolio
      LifePath(R) 2050 Portfolio
      LifePath(R) 2055 Portfolio
     400 Howard Street
     San Francisco, California 94105

     WRITTEN CORRESPONDENCE:
     P.O. Box 9819
     Providence, Rhode Island 02940-8019

     OVERNIGHT MAIL:
     101 Sabin Street
     Pawtucket, Rhode Island 02860-1427

     (800) 441-7762

     MANAGER
     BlackRock Fund Advisors
     400 Howard Street
     San Francisco, California 94105

     ADMINISTRATOR
     BlackRock Institutional Trust Company, N.A.
     400 Howard Street
     San Francisco, California 94105

     TRANSFER AGENT
     PNC Global Investment Servicing (U.S.) Inc.
     301 Bellevue Parkway
     Wilmington, Delaware 19809

     INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
     PricewaterhouseCoopers, LLP
     3 Embarcadero Center
     San Francisco, California 94111

     ACCOUNTING SERVICES PROVIDER
     State Street Bank and Trust Company
     200 Clarendon Street
     Boston, Massachusetts 02116

     DISTRIBUTOR
     BlackRock Investments, LLC
     40 East 52nd Street
     New York, New York 10022

     CUSTODIAN
     State Street Bank and Trust Company
     200 Clarendon Street
     Boston, Massachusetts 02116

     COUNSEL
     Sidley Austin, LLP
     787 Seventh Avenue
     New York, New York 10019-6018

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


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


ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

This Prospectus contains important information you should know before investing, including information about risks. Read it carefully and keep it for future reference. More information about the LifePath Portfolios is available at no charge upon request. This information includes:

ANNUAL/SEMI-ANNUAL REPORTS
These reports contain additional information about each of the LifePath Portfolio's investments. The annual report describes the LifePath Portfolio's performance, lists portfolio holdings, and discusses recent market conditions, economic trends and LifePath Portfolio investment strategies that significantly affected the LifePath Portfolio's performance for the last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION
A Statement of Additional Information (SAI), dated June 25, 2010, has been filed with the Securities and Exchange Commission (SEC). The SAI, which includes additional information about each LifePath Portfolio, may be obtained free of charge, along with each LifePath Portfolio's annual and semi-annual reports, by calling (800) 441-7762, on any business day. The SAI, as supplemented from time to time, is incorporated by reference into this Prospectus.

QUESTIONS
If you have any questions about the LifePath Portfolios, please:

Call:       (800)-441-7762 (toll free)
            8:00 a.m. to 6:00 p.m. (Eastern time),
            on any business day

WORLD WIDE WEB

General LifePath Portfolio information and specific LifePath Portfolio performance, including SAI and annual/semi-annual reports, can be accessed free of charge at www.blackrock.com.

WRITTEN CORRESPONDENCE

BlackRock Funds III
PO Box 9819
Providence, RI 02940-8019

OVERNIGHT MAIL
BlackRock Funds III
101 Sabin Street
Pawtucket, RI 02860-1427

INTERNAL WHOLESALERS/BROKER DEALER SUPPORT
Available to support investment professionals 8:30 a.m. to 6:00 p.m. (Eastern time), on any business day. Call: (800) 882-0052.

PORTFOLIO CHARACTERISTICS AND HOLDINGS
A description of the LifePath Portfolios' policies and procedures related to disclosure of portfolio characteristics and holdings is available in the SAI.

For information about portfolio holdings and characteristics, BlackRock fund shareholders and prospective investors may call (800) 882-0052.

SECURITIES AND EXCHANGE COMMISSION
You may also view and copy public information about a LifePath Portfolio, including the SAI, by visiting the EDGAR database on the SEC website (http://www.sec.gov) or the SEC's Public Reference Room in Washington, D.C. Information about the operation of the Public Reference Room can be obtained by calling the SEC directly at (202) 551-8090. Copies of this information can be obtained, for a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing to the Public Reference Room of the SEC, Washington, D.C. 20549.

YOU SHOULD RELY ONLY ON THE INFORMATION CONTAINED IN THIS PROSPECTUS. NO ONE IS AUTHORIZED TO PROVIDE YOU WITH INFORMATION THAT IS DIFFERENT FROM INFORMATION CONTAINED IN THIS PROSPECTUS.

The SEC has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

INVESTMENT COMPANY ACT FILE # 811-07332

[GRAPHIC APPEARS HERE]

PR-LP-Inst-0610

[GRAPHIC APPEARS HERE]

BLACKROCK FUNDS III
 CLASS K SHARES

PROSPECTUS | JUNE 25, 2010

LIFEPATH(R) RETIREMENT PORTFOLIO
LIFEPATH 2020 PORTFOLIO(R)
LIFEPATH(R) 2025 PORTFOLIO
LIFEPATH 2030 PORTFOLIO(R)
LIFEPATH(R) 2035 PORTFOLIO
LIFEPATH 2040 PORTFOLIO(R)
LIFEPATH(R) 2045 PORTFOLIO
LIFEPATH(R) 2050 PORTFOLIO
LIFEPATH(R) 2055 PORTFOLIO

This Prospectus contains information you should know before investing, including information about risks. Please read it before you invest and keep it for future reference.

                              LIFEPATH(R)
                               RETIREMENT   LIFEPATH 2020   LIFEPATH(R) 2025   LIFEPATH 2030 LIFEPATH(R) 2035
                                PORTFOLIO    PORTFOLIO(R)          PORTFOLIO    PORTFOLIO(R)        PORTFOLIO
CLASS                       TICKER SYMBOL   TICKER SYMBOL      TICKER SYMBOL   TICKER SYMBOL    TICKER SYMBOL
-------------------------------------------------------------------------------------------------------------

Class K Shares                      LPSAX           LPSCX              LPBKX           LPSDX            LPJKX


                            LIFEPATH 2040        LIFEPATH(R) 2045       LIFEPATH(R) 2050     LIFEPATH(R) 2055
                             PORTFOLIO(R)               PORTFOLIO              PORTFOLIO            PORTFOLIO
CLASS                       TICKER SYMBOL           TICKER SYMBOL          TICKER SYMBOL        TICKER SYMBOL
-------------------------------------------------------------------------------------------------------------
Class K Shares                      LPSFX                   LPHKX                  LPSGX                LPVKX

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

                                          Table of Contents
----------------------------------------------------------------------------------------------------
       LIFEPATH PORTFOLIO   KEY FACTS AND DETAILS ABOUT THE LIFEPATH PORTFOLIOS, INCLUDING INVESTMENT
                 OVERVIEW   OBJECTIVES, PRINCIPAL STRATEGIES, RISK FACTORS, FEE AND EXPENSE

                            INFORMATION, AND HISTORICAL PERFORMANCE INFORMATION
                            KEY FACTS ABOUT LIFEPATH RETIREMENT PORTFOLIO......................... 1
                            KEY FACTS ABOUT LIFEPATH 2020 PORTFOLIO............................... 6
                            KEY FACTS ABOUT LIFEPATH 2025 PORTFOLIO...............................12
                            KEY FACTS ABOUT LIFEPATH 2030 PORTFOLIO...............................18
                            KEY FACTS ABOUT LIFEPATH 2035 PORTFOLIO...............................24
                            KEY FACTS ABOUT LIFEPATH 2040 PORTFOLIO...............................30
                            KEY FACTS ABOUT LIFEPATH 2045 PORTFOLIO...............................36
                            KEY FACTS ABOUT LIFEPATH 2050 PORTFOLIO...............................42
                            KEY FACTS ABOUT LIFEPATH 2055 PORTFOLIO...............................48
                            IMPORTANT ADDITIONAL INFORMATION......................................54

        DETAILS ABOUT THE
      LIFEPATH PORTFOLIOS   INVESTMENT TIME HORIZONS..............................................55
                            A FURTHER DISCUSSION OF PRINCIPAL INVESTMENT STRATEGIES...............56
                            A FURTHER DISCUSSION OF RISK FACTORS..................................62

      ACCOUNT INFORMATION   INFORMATION ABOUT ACCOUNT SERVICES, SALES CHARGES AND WAIVERS,
                            SHAREHOLDER TRANSACTIONS, AND DISTRIBUTION AND OTHER PAYMENTS.........69
                            DETAILS ABOUT CLASS K SHARES..........................................69
                            HOW TO BUY, SELL AND TRANSFER SHARES..................................69
                            LIFEPATH PORTFOLIOS' RIGHTS...........................................72
                            SHORT-TERM TRADING POLICY.............................................73
                            REDEMPTION FEE........................................................74
                            MASTER/FEEDER AND FUND OF FUNDS STRUCTURES............................74

        MANAGEMENT OF THE
      LIFEPATH PORTFOLIOS   INFORMATION ABOUT BLACKROCK FUND ADVISORS AND THE PORTFOLIO MANAGERS
                            INVESTMENT ADVISER....................................................76
                            PORTFOLIO MANAGERS....................................................76
                            ADMINISTRATIVE SERVICES...............................................77
                            CONFLICTS OF INTEREST.................................................77
                            VALUATION OF LIFEPATH PORTFOLIO INVESTMENTS...........................78
                            DIVIDENDS, DISTRIBUTIONS AND TAXES....................................79

     FINANCIAL HIGHLIGHTS   FINANCIAL PERFORMANCE OF THE LIFEPATH PORTFOLIOS......................80

      GENERAL INFORMATION   SHAREHOLDER DOCUMENTS.................................................85
                            CERTAIN LIFEPATH PORTFOLIO POLICIES...................................85
                            STATEMENT OF ADDITIONAL INFORMATION...................................86
                            DISCLAIMERS...........................................................86

                 GLOSSARY   GLOSSARY OF INVESTMENT TERMS..........................................90

     FOR MORE INFORMATION   LIFEPATH PORTFOLIOS AND SERVICE PROVIDERS ....................BACK COVER
                            ADDITIONAL INFORMATION .......................................BACK COVER

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

LifePath Retirement Portfolio Overview
--------------------------------------------------------------------------------
KEY FACTS ABOUT LIFEPATH RETIREMENT PORTFOLIO

INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------
LifePath Retirement Portfolio, a series of BlackRock Funds III (the "Trust"), is managed for investors seeking income and moderate long-term growth of capital. LifePath Retirement Portfolio's investment objective may be changed by the Trust's Board of Trustees without shareholder approval.

FEES AND EXPENSES OF LIFEPATH RETIREMENT PORTFOLIO
--------------------------------------------------------------------------------
The table below describes the fees and expenses that you may pay if you buy and hold Class K Shares (formerly, Class S Shares) of LifePath Retirement Portfolio.

ANNUAL CLASS OPERATING EXPENSES
(EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE OF YOUR INVESTMENT)    Class K
                                                                                      Shares
--------------------------------------------------------------------------------------------
 Management Fee/(1)/                                                                  0.35%
--------------------------------------------------------------------------------------------
 Distribution and/or Service (12b-1) Fees                                             None
--------------------------------------------------------------------------------------------
 Other Expenses                                                                       0.17%
  Administration Fees                                                            0.15%
  Independent Expenses/(2)(3)/                                                   0.02%
--------------------------------------------------------------------------------------------
 Acquired Fund Fees and Expenses (Underlying Funds)/(4)/                              0.33%
--------------------------------------------------------------------------------------------
 Total Annual Class Operating Expenses/(5)/                                           0.85%
--------------------------------------------------------------------------------------------
 Fee Waivers and/or Expense Reimbursements/(1)(3)/                                   (0.35)%
--------------------------------------------------------------------------------------------
 Total Annual Class Operating Expenses After Fee Waivers and/or Expense               0.50%
 Reimbursements/(1)(3)(5)/
--------------------------------------------------------------------------------------------

-------
/(1)/ BlackRock Fund Advisors ("BFA"), the investment adviser to LifePath Retirement Master Portfolio (the "Retirement Master Portfolio"), a series of Master Investment Portfolio ("MIP"), has contractually agreed to waive its management fee at the Retirement Master Portfolio level in an amount equal to the management fees and administration fees, if any, received by BFA or BlackRock Institutional Trust Company, N.A. ("BTC"), from each investment company in which the Retirement Master Portfolio invests through the close of business on April 30, 2012 (the "contractual waiver"). The contractual waiver may not be terminated prior to April 30, 2012 without the consent of the Board of Trustees of MIP.
/(2)/  Independent Expenses have been restated to reflect current fees.
/(3)/ "Independent Expenses" consist of LifePath Retirement Portfolio's allocable portion of the fees and expenses of the independent trustees of the Trust and MIP, counsel to such independent trustees and the independent registered public accounting firm that provides audit services in connection with LifePath Retirement Portfolio and the Retirement Master Portfolio. BTC and BFA have contractually agreed to reimburse, or provide offsetting credits to, LifePath Retirement Portfolio and the Retirement Master Portfolio, as applicable, for Independent Expenses through the close of business on April 30, 2012. After giving effect to such contractual arrangements, Independent Expenses will be 0.00%. Such contractual arrangements may not be terminated prior to April 30, 2012 without the consent of the Board of Trustees of the Trust or MIP, as applicable.
/(4)/ "Acquired Fund Fees and Expenses (Underlying Funds)" reflect LifePath Retirement Portfolio's PRO RATA share of the fees and expenses incurred by investing in certain other funds including the underlying funds.
/(5)/ Total Annual Class Operating Expenses in the table above and the following example reflect the expenses of Class K Shares of LifePath Retirement Portfolio and the Retirement Master Portfolio and also reflect a weighted average of the total operating expense ratios of the underlying funds in which the Retirement Master Portfolio invests.

EXAMPLE

This Example is intended to help you compare the cost of investing in Class K Shares of LifePath Retirement Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in Class K Shares of LifePath Retirement Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that Class K Shares of LifePath Retirement Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                1 YEAR       3 YEARS       5 YEARS       10 YEARS
--------------------------------------------------------------------------------
                $  51        $  199        $  401        $  982
--------------------------------------------------------------------------------

PORTFOLIO TURNOVER

The Retirement Master Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual class operating expenses or in the Example, affect LifePath Retirement Portfolio's performance. During the most recent fiscal year, the Retirement Master Portfolio's portfolio turnover rate was 6% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES OF LIFEPATH RETIREMENT PORTFOLIO
--------------------------------------------------------------------------------
LifePath Retirement Portfolio invests all of its assets in the Retirement
Master Portfolio, a separate mutual fund with a substantially identical investment objective, which allocates and reallocates its assets among a combination of equity, bond and money market funds (the "Underlying Funds") in proportions based on its own comprehensive investment strategy.

LifePath Retirement Portfolio is designed for investors seeking current income and moderate long-term growth of capital. As of March 31, 2010, LifePath Retirement Portfolio held approximately 38% of its assets in Underlying Funds that invest primarily in equity securities, 62% of its assets in Underlying Funds that invest primarily in bonds and the remainder of its assets in Underlying Funds that invest primarily in money market instruments. Certain Underlying Funds may invest in real estate investment trusts ("REITs"), foreign securities, emerging markets, below investment-grade bonds and derivative securities or instruments, such as options and futures, the value of which is derived from another security, a commodity, a currency or an index. Because LifePath Retirement Portfolio is in its most conservative phase, its allocation generally does not become more conservative over time, although its allocation may change to maintain LifePath Retirement Portfolio's risk profile.

PRINCIPAL RISKS OF INVESTING IN LIFEPATH RETIREMENT PORTFOLIO
--------------------------------------------------------------------------------
Risk is inherent in all investing. The value of your investment in LifePath Retirement Portfolio, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in LifePath Retirement Portfolio or your investment may not perform as well as other similar investments. An investment in LifePath Retirement Portfolio is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The following is a summary description of certain risks of investing in LifePath Retirement Portfolio. LifePath Retirement Portfolio invests all of its assets in the Retirement Master Portfolio, which allocates its assets among a combination of Underlying Funds. Therefore, references to LifePath Retirement Portfolio in the description of risks below may include the Underlying Funds in which the Retirement Master Portfolio invests, as applicable.

.. ALLOCATION RISK - LifePath Retirement Portfolio's ability to achieve its investment goal depends upon BFA's skill in determining LifePath Retirement Portfolio's strategic asset class allocation and in selecting the best mix of Underlying Funds. There is a risk that BFA's evaluations and assumptions regarding asset classes or Underlying Funds may be incorrect in view of actual market conditions.

.. CONCENTRATION RISK - To the extent that an underlying index of an Underlying
  Fund is concentrated in the securities of companies, a particular market, industry, group of industries, sector or asset class, country, region or group of countries, that Underlying Fund may be adversely affected by the performance of those securities, may be subject to increased price volatility and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting that market, industry, group of industries, sector or asset class, country, region or group of countries.

.. DEBT SECURITIES RISK - Debt securities, such as bonds, involve credit risk.
  Credit risk is the risk that the borrower will not make timely payments of principal and interest. Changes in an issuer's credit rating or the market's perception of an issuer's creditworthiness may also affect the value of LifePath Retirement Portfolio's investment in that issuer. The degree of credit risk depends on the issuer's financial condition and on the terms of the securities. Debt securities are also subject to interest rate risk. Interest rate risk is the risk that the value of a debt security may fall when interest rates rise. In general, the market price of debt securities with longer maturities will go up or down more in response to changes in interest rates than the market price of shorter term securities.

.. DERIVATIVES RISK - LifePath Retirement Portfolio's use of derivatives may reduce LifePath Retirement Portfolio's returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of LifePath Retirement Portfolio's use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets.

.. EMERGING MARKETS RISK - Emerging markets are riskier than more developed markets because they tend to develop unevenly and may never fully develop. Investments in emerging markets may be considered speculative. Emerging markets are more likely to experience hyper-inflation and currency devaluations, which adversely affect returns to U.S. investors. In addition, many emerging securities markets have far lower trading volumes and less liquidity than developed markets.

.. EQUITY SECURITIES RISK - Stock markets are volatile. The price of equity securities fluctuates based on changes in a company's financial condition and overall market and economic conditions.

.. EXTENSION RISK - When interest rates rise, certain obligations will be paid off by the obligor more slowly than anticipated, causing the value of these securities to fall.

.. FOREIGN SECURITIES RISK - Foreign investments often involve special risks not present in U.S. investments that can increase the chances that LifePath Retirement Portfolio will lose money. These risks include:

    . LifePath Retirement Portfolio generally holds its foreign securities and cash in foreign banks and securities depositories, which may be recently organized or new to the foreign custody business and may be subject to only limited or no regulatory oversight.

    . Changes in foreign currency exchange rates can affect the value of LifePath Retirement Portfolio's portfolio.

    . The economies of certain foreign markets may not compare favorably with the economy of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources and balance of payments position.

    . The governments of certain countries may prohibit or impose substantial restrictions on foreign investments in their capital markets or in certain industries.

    . Many foreign governments do not supervise and regulate stock exchanges, brokers and the sale of securities to the same extent as does the United States and may not have laws to protect investors that are comparable to U.S. securities laws.

    . Settlement and clearance procedures in certain foreign markets may result in delays in payment for or delivery of securities not typically associated with settlement and clearance of U.S. investments.

.. INVESTMENTS IN MUTUAL FUNDS AND EXCHANGE TRADED FUNDS RISK - LifePath
  Retirement Portfolio will invest substantially all of its assets in Underlying Funds, so LifePath Retirement Portfolio's investment performance is directly related to the performance of the Underlying Funds. LifePath Retirement Portfolio may also directly invest in exchange traded funds ("ETFs"). LifePath Retirement Portfolio's net asset value will change with changes in the value of the mutual funds, ETFs and other securities in which it invests. An investment in LifePath Retirement Portfolio will entail more direct and indirect costs and expenses than a direct investment in the Underlying Funds and ETFs.

.. JUNK BONDS RISK - Although junk bonds generally pay higher rates of interest than investment grade bonds, junk bonds are high risk investments that may cause income and principal losses for LifePath Retirement Portfolio.

.. MARKET RISK AND SELECTION RISK - Market risk is the risk that one or more markets in which LifePath Retirement Portfolio invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Selection risk is the risk that the securities selected by fund management will underperform the markets, the relevant indexes or the securities selected by other funds with similar investment objectives and investment strategies. This means you may lose money.

.. MORTGAGE- AND ASSET-BACKED SECURITIES RISK - Mortgage- and asset-backed securities represent interests in "pools" of mortgages or other assets, including consumer loans or receivables held in trust. Mortgage- and asset-backed securities are subject to credit, interest rate, prepayment and extension risks. These securities also are subject to risk of default on the underlying mortgage or asset, particularly during periods of economic downturn. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-backed securities.

.. PASSIVE INVESTMENT RISK - Because BFA does not select individual companies in the underlying indexes for certain Underlying Funds, those Underlying Funds may hold stocks in companies that present risks that an adviser researching individual stocks might seek to avoid.

.. PREPAYMENT RISK - When interest rates fall, certain obligations will be paid off by the obligor more quickly than originally anticipated, and LifePath Retirement Portfolio may have to invest the proceeds in securities with lower yields.

.. REIT INVESTMENT RISK - Investments in REITs involve unique risks. REITs may have limited financial resources, may trade less frequently and in limited volume and may be more volatile than other securities.

.. SECURITIES LENDING RISK - Securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, LifePath Retirement Portfolio may lose money and there may be a delay in recovering the loaned securities. LifePath Retirement Portfolio could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral. These events could trigger adverse tax consequences for LifePath Retirement Portfolio.

.. U.S. GOVERNMENT OBLIGATIONS RISK - Certain securities in which LifePath
  Retirement Portfolio may invest, including securities issued by certain U.S. government agencies and U.S. government sponsored enterprises, are not guaranteed by the U.S. government or supported by the full faith and credit of the United States.

PERFORMANCE INFORMATION
--------------------------------------------------------------------------------
The bar chart and table in this section provide some indication of the risks of investing in Class K Shares of LifePath Retirement Portfolio by showing the changes in their performance from year to year. The bar chart shows the returns for Class K Shares of LifePath Retirement Portfolio for each of the last ten calendar years. Prior to May 3, 2010, Class K Shares were designated Class S Shares. The performance information for the periods from January 1, 2000 through May 30, 2008 (the date Class K Shares commenced operations) shows the performance of Institutional Shares of LifePath Retirement Portfolio adjusted to reflect the different administration fees and expenses of Class K Shares.
The average annual total return table compares the performance (before and after taxes) of Class K Shares of LifePath Retirement Portfolio to that of the LifePath Retirement Portfolio Custom Benchmark. The LifePath Retirement Portfolio Custom Benchmark, a customized weighted index comprised of the different indexes set forth in the table below, is representative of the asset classes in which LifePath Retirement Portfolio invests according to their weightings as of the most recent quarter-end. For all periods prior to March
15, 2004, the returns for LifePath Retirement Portfolio reflect the direct investment by Retirement Master Portfolio in a portfolio of securities and also reflect investment in accordance with a model that included "tactical," or short-term, shifts in allocation between stocks and bonds. How LifePath Retirement Portfolio performed in the past (before and after taxes) is not necessarily an indication of how it will perform in the future. If BFA and its affiliates had not waived or reimbursed certain LifePath Retirement Portfolio expenses during these periods, LifePath Retirement Portfolio's returns would have been lower.

LIFEPATH RETIREMENT PORTFOLIO - CLASS K SHARES

                 ANNUAL TOTAL RETURNS (YEARS ENDED DECEMBER 31)

[GRAPHIC APPEARS HERE]

2000     5.08%
2001     3.95%
2002     -2.35%
2003     12.30%
2004     6.70%
2005     4.67%
2006     9.15%
2007     4.85%
2008     -15.04%
2009    18.53%

During the periods shown in the bar chart, the highest return for a quarter was 9.84% (quarter ended September 30, 2009) and the lowest return for a quarter was -7.85% (quarter ended December 31, 2008). The year-to-date return as of March 31, 2010 was 2.87%.

AS OF 12/31/09
AVERAGE ANNUAL TOTAL RETURNS                                                               1 YEAR   5 YEARS 10 YEARS
--------------------------------------------------------------------------------------------------------------------
 LifePath Retirement Portfolio - Class K Shares
--------------------------------------------------------------------------------------------------------------------
  Return Before Taxes                                                                       18.53%    3.79%   4.33%
--------------------------------------------------------------------------------------------------------------------
  Return After Taxes on Distributions                                                       17.25%    2.58%   3.00%
--------------------------------------------------------------------------------------------------------------------
  Return After Taxes on Distributions and Sale of Fund Shares                               12.08%    2.70%   3.07%
--------------------------------------------------------------------------------------------------------------------
 LifePath Retirement Portfolio Custom Benchmark (Reflects no deductions for fees,
 expenses or taxes)                                                                         16.75%    4.06%   5.09%
--------------------------------------------------------------------------------------------------------------------
 S&P 1500 Index (Reflects no deductions for fees, expenses or taxes)                        27.25%    0.69%  -0.20%
--------------------------------------------------------------------------------------------------------------------
 Barclays Capital U.S. Aggregate Bond Index (Reflects no deductions for fees,
 expenses or taxes)                                                                          5.93%    4.97%   6.33%
--------------------------------------------------------------------------------------------------------------------
 MSCI All Country World Index ex US IMI Index (Reflects no deductions for fees,
 expenses or taxes)                                                                         43.60%    6.04%   2.69%
--------------------------------------------------------------------------------------------------------------------
 Citigroup 3-Month Treasury Bill Index (Reflects no deductions for fees, expenses or
 taxes)                                                                                      0.16%    2.88%   2.84%
--------------------------------------------------------------------------------------------------------------------
 Barclays Capital U.S. Treasury Inflation Protected Securities (TIPS) Index (Series-L)
 (Reflects no deductions for fees, expenses or taxes)                                       11.41%    4.63%   7.69%
--------------------------------------------------------------------------------------------------------------------
 FTSE EPRA/NAREIT Global Real Estate Index (Reflects no deductions for fees,
 expenses or taxes)                                                                         38.25%    2.00%   9.21%
--------------------------------------------------------------------------------------------------------------------

After-tax returns in the table above are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

INVESTMENT ADVISER
--------------------------------------------------------------------------------
The Retirement Master Portfolio's investment manager is BFA.

PORTFOLIO MANAGERS
--------------------------------------------------------------------------------

                      PORTFOLIO
                      MANAGER OF
                         THE
                      RETIREMENT
                        MASTER
                      PORTFOLIO
NAME                    SINCE           TITLE
--------------------------------------------------------------------------------
 Dagmar Nikles          2005            Director of BTC
--------------------------------------------------------------------------------
 Leslie Gambon          2007            Director of BTC
--------------------------------------------------------------------------------
 Alan Mason             2009            Managing Director of BTC
--------------------------------------------------------------------------------
 Amy Whitelaw           2010            Director of BTC
--------------------------------------------------------------------------------

                                  *   *   *

For important information about the purchase and sale of LifePath Portfolio shares, tax information, and financial intermediary compensation, please turn to "Important Additional Information" on page 54 of the Prospectus.

LifePath 2020 Portfolio Overview
--------------------------------------------------------------------------------
KEY FACTS ABOUT LIFEPATH 2020 PORTFOLIO

INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------
LifePath 2020 Portfolio, a series of BlackRock Funds III (the "Trust"), is managed for investors planning to retire (or begin to withdraw substantial portions of their investment) approximately in the year 2020. LifePath 2020 Portfolio's investment objective may be changed by the Trust's Board of Trustees without shareholder approval.

FEES AND EXPENSES OF LIFEPATH 2020 PORTFOLIO
--------------------------------------------------------------------------------
The table below describes the fees and expenses that you may pay if you buy and hold Class K Shares (formerly, Class S Shares) of LifePath 2020 Portfolio.

ANNUAL CLASS OPERATING EXPENSES
(EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE OF YOUR INVESTMENT)   Class K
                                                                                     Shares
-------------------------------------------------------------------------------------------
 Management Fee/(1)/                                                                 0.35%
-------------------------------------------------------------------------------------------
 Distribution and/or Service (12b-1) Fees                                            None
-------------------------------------------------------------------------------------------
 Other Expenses                                                                      0.16%
  Administration Fees                                                           0.15%
  Independent Expenses/(2)(3)/                                                  0.01%
-------------------------------------------------------------------------------------------
 Acquired Fund Fees and Expenses (Underlying Funds)/(4)/                             0.33%
-------------------------------------------------------------------------------------------
 Total Annual Class Operating Expenses/(5)/                                          0.84%
-------------------------------------------------------------------------------------------
 Fee Waivers and/or Expense Reimbursements/(1)(3)/                                  (0.34)%
-------------------------------------------------------------------------------------------
 Total Annual Class Operating Expenses After Fee Waivers and/or Expense              0.50%
 Reimbursements/(1)(3)(5)/
-------------------------------------------------------------------------------------------

-------
/(1)/ BlackRock Fund Advisors ("BFA"), the investment adviser to LifePath 2020 Master Portfolio (the "2020 Master Portfolio"), a series of Master Investment Portfolio ("MIP"), has contractually agreed to waive its management fee at the 2020 Master Portfolio level in an amount equal to the management fees and administration fees, if any, received by BFA or BlackRock Institutional Trust Company, N.A. ("BTC"), from each investment company in which the 2020 Master Portfolio invests through the close of business on April 30, 2012 (the "contractual waiver"). The contractual waiver may not be terminated prior to April 30, 2012 without the consent of the Board of Trustees of MIP.
/(2)/  Independent Expenses have been restated to reflect current fees.
/(3)/ "Independent Expenses" consist of LifePath 2020 Portfolio's allocable portion of the fees and expenses of the independent trustees of the Trust and MIP, counsel to such independent trustees and the independent registered public accounting firm that provides audit services to LifePath 2020 Portfolio and the 2020 Master Portfolio. BTC and BFA have contractually agreed to reimburse, or provide offsetting credits to, LifePath 2020 Portfolio and the 2020 Master Portfolio, as applicable, for Independent Expenses through the close of business on April 30, 2012. After giving effect to such contractual arrangements, Independent Expenses will be 0.00%. Such contractual arrangements may not be terminated prior to April 30, 2012 without the consent of the Board of Trustees of the Trust or MIP, as applicable.
/(4)/ "Acquired Fund Fees and Expenses (Underlying Funds)" reflect LifePath 2020 Portfolio's PRO RATA share of the fees and expenses incurred by investing in certain other funds, including the underlying funds.
/(5)/ Total Annual Class Operating Expenses in the table above and the following example reflect the expenses of Class K Shares of LifePath 2020 Portfolio and the 2020 Master Portfolio and also reflect a weighted average of the total operating expense ratios of the underlying funds in which the 2020 Master Portfolio invests.

EXAMPLE

This Example is intended to help you compare the cost of investing in Class K Shares of LifePath 2020 Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in Class K Shares of LifePath 2020 Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that Class K Shares of LifePath 2020 Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                1 YEAR       3 YEARS       5 YEARS       10 YEARS
--------------------------------------------------------------------------------
                $  51        $  198        $  397        $  972
--------------------------------------------------------------------------------

PORTFOLIO TURNOVER

The 2020 Master Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual class operating expenses or in the Example, affect LifePath 2020 Portfolio's performance. During the most recent fiscal year, the 2020 Master Portfolio's portfolio turnover rate was 6% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES OF LIFEPATH 2020 PORTFOLIO
--------------------------------------------------------------------------------
LifePath 2020 Portfolio invests all of its assets in the 2020 Master Portfolio, a separate mutual fund with a substantially identical investment objective, which allocates and reallocates its assets among a combination of equity, bond and money market funds (the "Underlying Funds") in proportions based on its own comprehensive investment strategy.

LifePath 2020 Portfolio is designed for investors expecting to retire or to begin withdrawing assets around the year 2020. As of March 31, 2010, LifePath 2020 Portfolio held approximately 59% of its assets in Underlying Funds that invest primarily in equity securities, 41% of its assets in Underlying Funds that invest primarily in bonds and the remainder of its assets in Underlying Funds that invest primarily in money market instruments. Certain Underlying Funds may invest in real estate investment trusts ("REITs"), foreign securities, emerging markets, below investment-grade bonds and derivative securities or instruments, such as options and futures, the value of which is derived from another security, a commodity, a currency or an index.

Under normal circumstances, the asset allocation will change over time according to a predetermined "glide path" as LifePath 2020 Portfolio approaches its target date. The glide path below represents the shifting of asset classes over time. As the glide path shows, LifePath 2020 Portfolio's asset mix becomes more conservative - both prior to and after retirement - as time elapses. This reflects the need for reduced investment risks as retirement approaches and the need for lower volatility of LifePath 2020 Portfolio, which may be a primary source of income after retirement.

The following chart illustrates the glide path - the target allocation among asset classes as the LifePath Portfolios approach their target dates:

[GRAPHIC APPEARS HERE]

The asset allocation targets are established by the portfolio managers working with oversight from a committee of BFA investment professionals. The investment team, including the portfolio managers and this investment committee, meets regularly to assess market conditions, review the asset allocation targets of LifePath 2020 Portfolio, and determine whether any changes are required to enable LifePath 2020 Portfolio to achieve its investment objective.

Although the asset allocation targets listed for the glide path are general, long-term targets, BFA may periodically adjust the proportion of equity funds and fixed-income funds in LifePath 2020 Portfolio, based on an assessment of the current market conditions and the potential contribution of each asset class to the expected risk and return characteristics of LifePath 2020 Portfolio. In general, the adjustments will be limited to +/- 10% relative to the target allocations. BFA may determine, in light of market conditions or other factors, that a greater variation is warranted to protect LifePath 2020 Portfolio or achieve its investment objective.

BFA's second step in the structuring of LifePath 2020 Portfolio is the selection of the Underlying Funds. Factors such as fund classifications, historical risk and performance, and the relationship to other Underlying Funds in LifePath 2020 Portfolio are considered when selecting Underlying Funds. The specific Underlying Funds selected for LifePath 2020 Portfolio are determined at BFA's discretion and may change as deemed appropriate to allow LifePath 2020 Portfolio to meet its investment objective. See the "Details About the LifePath Portfolios - A Further Discussion of Principal Investment Strategies" section of the Prospectus for a complete list of the Underlying Funds, their classification into equity or fixed-income funds and a brief description of their investment objectives and primary investment strategies.

Within the prescribed percentage allocations to equity and fixed-income funds, BFA seeks to diversify LifePath 2020 Portfolio. The equity allocation may be further diversified by style (including both value and growth funds), market capitalization (including both large cap and small cap funds), globally (including domestic and international (including emerging market) funds), or other factors. The fixed-income allocation may be further diversified by sector (including government, corporate, agency, and other sectors), duration (a calculation of the average life of a bond which measures its price risk), credit quality (including non-investment grade debt or junk bonds), geographic location (including U.S. and foreign-issued securities), or other factors. The percentage allocation to the various styles of equity and fixed-income are determined at the discretion of the investment team and can be changed to reflect the current market environment.

PRINCIPAL RISKS OF INVESTING IN LIFEPATH 2020 PORTFOLIO
--------------------------------------------------------------------------------
Risk is inherent in all investing. The value of your investment in LifePath 2020 Portfolio, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in LifePath 2020 Portfolio or your investment may not perform as well as other similar investments. An investment in LifePath 2020 Portfolio is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The following is a summary description of certain risks of investing in LifePath 2020 Portfolio. LifePath 2020 Portfolio invests all of its assets in the 2020 Master Portfolio, which allocates its assets among a combination of Underlying Funds. Therefore, references to LifePath 2020 Portfolio in the description of risks below may include the Underlying Funds in which the 2020 Master Portfolio invests, as applicable.

.. ALLOCATION RISK - LifePath 2020 Portfolio's ability to achieve its investment goal depends upon BFA's skill in determining LifePath 2020 Portfolio's strategic asset class allocation and in selecting the best mix of Underlying Funds. There is a risk that BFA's evaluations and assumptions regarding asset classes or Underlying Funds may be incorrect in view of actual market conditions.

.. CONCENTRATION RISK - To the extent that an underlying index of an Underlying
  Fund is concentrated in the securities of companies, a particular market, industry, group of industries, sector or asset class, country, region or group of countries, that Underlying Fund may be adversely affected by the performance of those securities, may be subject to increased price volatility and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting that market, industry, group of industries, sector or asset class, country, region or group of countries.

.. DEBT SECURITIES RISK - Debt securities, such as bonds, involve credit risk.
  Credit risk is the risk that the borrower will not make timely payments of principal and interest. Changes in an issuer's credit rating or the market's perception of an issuer's creditworthiness may also affect the value of LifePath 2020 Portfolio's investment in that issuer. The degree of credit risk depends on the issuer's financial condition and on the terms of the securities. Debt securities are also subject to interest rate risk. Interest rate risk is the risk that the value of a debt security may fall when interest rates rise. In general, the market price of debt securities with longer maturities will go up or down more in response to changes in interest rates than the market price of shorter term securities.

.. DERIVATIVES RISK - LifePath 2020 Portfolio's use of derivatives may reduce
  LifePath 2020 Portfolio's returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of LifePath 2020 Portfolio's use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets.

.. EMERGING MARKETS RISK - Emerging markets are riskier than more developed markets because they tend to develop unevenly and may never fully develop. Investments in emerging markets may be considered speculative. Emerging markets are more likely to experience hyper-inflation and currency devaluations, which adversely affect returns to U.S. investors. In addition, many emerging securities markets have far lower trading volumes and less liquidity than developed markets.

.. EQUITY SECURITIES RISK - Stock markets are volatile. The price of equity securities fluctuates based on changes in a company's financial condition and overall market and economic conditions.

.. EXTENSION RISK - When interest rates rise, certain obligations will be paid off by the obligor more slowly than anticipated, causing the value of these securities to fall.

.. FOREIGN SECURITIES RISK - Foreign investments often involve special risks not present in U.S. investments that can increase the chances that LifePath 2020 Portfolio will lose money. These risks include:

    . LifePath 2020 Portfolio generally holds its foreign securities and cash in foreign banks and securities depositories, which may be recently organized or new to the foreign custody business and may be subject to only limited or no regulatory oversight.

    . Changes in foreign currency exchange rates can affect the value of LifePath 2020 Portfolio's portfolio.

    . The economies of certain foreign markets may not compare favorably with the economy of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources and balance of payments position.

    . The governments of certain countries may prohibit or impose substantial restrictions on foreign investments in their capital markets or in certain industries.

    . Many foreign governments do not supervise and regulate stock exchanges, brokers and the sale of securities to the same extent as does the United States and may not have laws to protect investors that are comparable to U.S. securities laws.

    . Settlement and clearance procedures in certain foreign markets may result in delays in payment for or delivery of securities not typically associated with settlement and clearance of U.S. investments.

.. INVESTMENTS IN MUTUAL FUNDS AND EXCHANGE TRADED FUNDS RISK - LifePath 2020
  Portfolio will invest substantially all of its assets in Underlying Funds, so LifePath 2020 Portfolio's investment performance is directly related to the performance of the Underlying Funds. LifePath 2020 Portfolio may also directly invest in exchange traded funds ("ETFs"). LifePath 2020 Portfolio's net asset value will change with changes in the value of the mutual funds, ETFs and other securities in which it invests. An investment in LifePath 2020 Portfolio will entail more direct and indirect costs and expenses than a direct investment in the Underlying Funds and ETFs.

.. JUNK BONDS RISK - Although junk bonds generally pay higher rates of interest than investment grade bonds, junk bonds are high risk investments that may cause income and principal losses for LifePath 2020 Portfolio.

.. MARKET RISK AND SELECTION RISK - Market risk is the risk that one or more markets in which LifePath 2020 Portfolio invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Selection risk is the risk that the securities selected by fund management will underperform the markets, the relevant indexes or the securities selected by other funds with similar investment objectives and investment strategies. This means you may lose money.

.. MORTGAGE- AND ASSET-BACKED SECURITIES RISK - Mortgage- and asset-backed securities represent interests in "pools" of mortgages or other assets, including consumer loans or receivables held in trust. Mortgage- and asset-backed securities are subject to credit, interest rate, prepayment and extension risks. These securities also are subject to risk of default on the underlying mortgage or asset, particularly during periods of economic downturn. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-backed securities.

.. PASSIVE INVESTMENT RISK - Because BFA does not select individual companies in the underlying indexes for certain Underlying Funds, those Underlying Funds may hold stocks in companies that present risks that an adviser researching individual stocks might seek to avoid.

.. PREPAYMENT RISK - When interest rates fall, certain obligations will be paid off by the obligor more quickly than originally anticipated, and LifePath 2020 Portfolio may have to invest the proceeds in securities with lower yields.

.. REIT INVESTMENT RISK - Investments in REITs involve unique risks. REITs may have limited financial resources, may trade less frequently and in limited volume and may be more volatile than other securities.

.. SECURITIES LENDING RISK - Securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, LifePath 2020 Portfolio may lose money and there may be a delay in recovering the loaned securities. LifePath 2020 Portfolio could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral. These events could trigger adverse tax consequences for LifePath 2020 Portfolio.

.. U.S. GOVERNMENT OBLIGATIONS RISK - Certain securities in which LifePath 2020
  Portfolio may invest, including securities issued by certain U.S. government agencies and U.S. government sponsored enterprises, are not guaranteed by the U.S. government or supported by the full faith and credit of the United States.

PERFORMANCE INFORMATION
--------------------------------------------------------------------------------
The bar chart and table in this section provide some indication of the risks of investing in Class K Shares of LifePath 2020 Portfolio by showing the changes in their performance from year to year. The bar chart shows the returns for Class K Shares of LifePath 2020 Portfolio for each of the last ten calendar years. Prior to May 3, 2010, Class K Shares were designated Class S Shares. The performance information for the periods from January 1, 2000 through May 30, 2008 (the date Class K Shares commenced operations) shows the performance of Institutional Shares of LifePath 2020 Portfolio adjusted to reflect the different administration fees and expenses of Class K Shares. The average annual total return table compares the performance (before and after taxes) of Class K Shares of LifePath 2020 Portfolio to that of the LifePath 2020
Portfolio Custom Benchmark. The LifePath 2020 Portfolio Custom Benchmark, a customized weighted index comprised of the different indexes set forth in the table below, is representative of the asset classes in which LifePath 2020 Portfolio invests according to their weightings as of the most recent quarter-end. For all periods prior to March 15, 2004, the returns for LifePath 2020 Portfolio reflect the direct investment by 2020 Master Portfolio in a portfolio of securities and also reflect investment in accordance with a model that included "tactical," or short-term, shifts in allocation between stocks and bonds. How LifePath 2020 Portfolio performed in the past (before and after taxes) is not necessarily an indication of how it will perform in the future.
If BFA and its affiliates had not waived or reimbursed certain LifePath 2020 Portfolio expenses during these periods, LifePath 2020 Portfolio's returns would have been lower.

LIFEPATH 2020 PORTFOLIO - CLASS K SHARES

                 ANNUAL TOTAL RETURNS (YEARS ENDED DECEMBER 31)

[GRAPHIC APPEARS HERE]

2000    -3.39%
2001    -6.07%
2002    -12.24%
2003    20.96%
2004    9.62%
2005     6.89%
2006    13.36%
2007    3.69%
2008    -25.38%
2009    23.15%

During the periods shown in the bar chart, the highest return for a quarter was 13.99% (quarter ended June 30, 2009) and the lowest return for a quarter was -14.10% (quarter ended December 31, 2008). The year-to-date return as of March 31, 2010 was 3.39%.

AS OF 12/31/09
AVERAGE ANNUAL TOTAL RETURNS                                                                1 YEAR    5 YEARS     10 YEARS
--------------------------------------------------------------------------------------------------------------------------
 LifePath 2020 Portfolio - Class K Shares
--------------------------------------------------------------------------------------------------------------------------
  Return Before Taxes                                                                       23.15%       2.88%       1.94%
--------------------------------------------------------------------------------------------------------------------------
  Return After Taxes on Distributions                                                       21.81%       2.03%       1.14%
--------------------------------------------------------------------------------------------------------------------------
  Return After Taxes on Distributions and Sale of Fund Shares                               15.14%       2.20%       1.34%
--------------------------------------------------------------------------------------------------------------------------
LifePath 2020 Portfolio Custom Benchmark (Reflects no deductions for fees,
 expenses or taxes)                                                                         22.84%       3.27%       2.78%
--------------------------------------------------------------------------------------------------------------------------
S&P 1500 Index (Reflects no deductions for fees, expenses or taxes)                         27.25%       0.69%      -0.20%
--------------------------------------------------------------------------------------------------------------------------
Barclays Capital U.S. Aggregate Bond Index (Reflects no deductions for fees,
 expenses or taxes)                                                                          5.93%       4.97%       6.33%
--------------------------------------------------------------------------------------------------------------------------
MSCI All Country World Index ex US IMI Index (Reflects no deductions for fees,
 expenses or taxes)                                                                         43.60%       6.04%       2.69%
--------------------------------------------------------------------------------------------------------------------------
Citigroup 3-Month Treasury Bill Index (Reflects no deductions for fees, expenses or
 taxes)                                                                                      0.16%       2.88%       2.84%
--------------------------------------------------------------------------------------------------------------------------
Barclays Capital U.S. Treasury Inflation Protected Securities (TIPS) Index (Series-L)
 (Reflects no deductions for fees, expenses or taxes)                                       11.41%       4.63%       7.69%
--------------------------------------------------------------------------------------------------------------------------
FTSE EPRA/NAREIT Global Real Estate Index (Reflects no deductions for fees,
 expenses or taxes)                                                                         38.25%       2.00%       9.21%
--------------------------------------------------------------------------------------------------------------------------

After-tax returns in the table above are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

INVESTMENT ADVISER
--------------------------------------------------------------------------------
The 2020 Master Portfolio's investment manager is BFA.

PORTFOLIO MANAGERS
--------------------------------------------------------------------------------

                      PORTFOLIO
                      MANAGER OF
                       THE 2020
                        MASTER
                      PORTFOLIO
NAME                    SINCE           TITLE
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
 Dagmar Nikles          2005            Director of BTC
--------------------------------------------------------------------------------
 Leslie Gambon          2007            Director of BTC
--------------------------------------------------------------------------------
 Alan Mason             2009            Managing Director of BTC
--------------------------------------------------------------------------------
 Amy Whitelaw           2010            Director of BTC
--------------------------------------------------------------------------------

                                   *   *   *

For important information about the purchase and sale of LifePath Portfolio shares, tax information, and financial intermediary compensation, please turn to "Important Additional Information" on page 54 of the Prospectus.

LifePath 2025 Portfolio Overview
--------------------------------------------------------------------------------
KEY FACTS ABOUT LIFEPATH 2025 PORTFOLIO

INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------
LifePath 2025 Portfolio, a series of BlackRock Funds III (the "Trust"), is managed for investors planning to retire (or begin to withdraw substantial portions of their investment) approximately in the year 2025. LifePath 2025 Portfolio's investment objective may be changed by the Trust's Board of Trustees without shareholder approval.

FEES AND EXPENSES OF LIFEPATH 2025 PORTFOLIO
--------------------------------------------------------------------------------
The table below describes the fees and expenses that you may pay if you buy and hold Class K Shares (formerly, Class S Shares) of LifePath 2025 Portfolio.

ANNUAL CLASS OPERATING EXPENSES
(EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE OF YOUR INVESTMENT)   Class K
                                                                                     Shares
-------------------------------------------------------------------------------------------
 Management Fee/(1)/                                                                 0.35%
-------------------------------------------------------------------------------------------
 Distribution and/or Service (12b-1) Fees                                            None
-------------------------------------------------------------------------------------------
Other Expenses/(2)/                                                                  0.17%
  Administration Fees                                                           0.15%
  Independent Expenses/(3)/                                                     0.02%
-------------------------------------------------------------------------------------------
 Acquired Fund Fees and Expenses (Underlying Funds)/(4)/                             0.33%
-------------------------------------------------------------------------------------------
 Total Annual Class Operating Expenses/(5)/                                          0.85%
-------------------------------------------------------------------------------------------
 Fee Waivers and/or Expense Reimbursements/(1)(3)/                                  (0.35)%
-------------------------------------------------------------------------------------------
 Total Annual Class Operating Expenses After Fee Waivers and/or Expense              0.50%
 Reimbursements/(1)(3)(5)/
-------------------------------------------------------------------------------------------

-------
/(1)/ BlackRock Fund Advisors ("BFA"), the investment adviser to LifePath 2025 Master Portfolio (the "2025 Master Portfolio"), a series of Master Investment Portfolio ("MIP"), has contractually agreed to waive its management fee at the 2025 Master Portfolio level in an amount equal to the management fees and administration fees, if any, received by BFA or BlackRock Institutional Trust Company, N.A. ("BTC"), from each investment company in which the 2025 Master Portfolio invests through the close of business on April 30, 2012 (the "contractual waiver"). The contractual waiver may not be terminated prior to April 30, 2012 without the consent of the Board of Trustees of MIP.
/(2)/  "Other Expenses" are based on estimated amounts for 2010.
/(3)/ "Independent Expenses" consist of LifePath 2025 Portfolio's allocable portion of the fees and expenses of the independent trustees of the Trust and MIP, counsel to such independent trustees and the independent registered public accounting firm that provides audit services to LifePath 2025 Portfolio and the 2025 Master Portfolio. BTC and BFA have contractually agreed to reimburse, or provide offsetting credits to, LifePath 2025 Portfolio and the 2025 Master Portfolio, as applicable, for Independent Expenses through the close of business on April 30, 2012. After giving effect to such contractual arrangements, Independent Expenses will be 0.00%. Such contractual arrangements may not be terminated prior to April 30, 2012 without the consent of the Board of Trustees of the Trust or MIP, as applicable.
/(4)/ "Acquired Fund Fees and Expenses (Underlying Funds)" reflect LifePath 2025 Portfolio's PRO RATA share of the fees and expenses incurred by investing in certain other funds, including the underlying funds. "Acquired Fund Fees and Expenses" are estimated for LifePath 2025 Portfolio.
/(5)/ Total Annual Class Operating Expenses in the table above and the following example reflect the expenses of Class K Shares of LifePath 2025 Portfolio and the 2025 Master Portfolio and also reflect a weighted average of the total operating expense ratios of the underlying funds in which the 2025 Master Portfolio invests.

EXAMPLE

This Example is intended to help you compare the cost of investing in Class K Shares of LifePath 2025 Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in Class K Shares of LifePath 2025 Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that Class K Shares of LifePath 2025

Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                          1 YEAR       3 YEARS
--------------------------------------------------------------------------------
                          $  51        $  205
--------------------------------------------------------------------------------

PORTFOLIO TURNOVER

The 2025 Master Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual class operating expenses or in the Example, affect LifePath 2025 Portfolio's performance.

PRINCIPAL INVESTMENT STRATEGIES OF LIFEPATH 2025 PORTFOLIO
--------------------------------------------------------------------------------
LifePath 2025 Portfolio invests all of its assets in the 2025 Master Portfolio, a separate mutual fund with a substantially identical investment objective, which allocates and reallocates its assets among a combination of equity, bond and money market funds (the "Underlying Funds") in proportions based on its own comprehensive investment strategy.

LifePath 2025 Portfolio is designed for investors expecting to retire or to begin withdrawing assets around the year 2025. As of the date of this Prospectus, LifePath 2025 Portfolio is expected to invest approximately 67% of its assets in Underlying Funds that invest primarily in equity securities, 33% of its assets in Underlying Funds that invest primarily in bonds and the remainder of its assets in Underlying Funds that invest primarily in money market instruments. Certain Underlying Funds may invest in real estate investment trusts ("REITs"), foreign securities, emerging markets, below investment-grade bonds and derivative securities or instruments, such as options and futures, the value of which is derived from another security, a commodity, a currency or an index.

Under normal circumstances, the asset allocation will change over time according to a predetermined "glide path" as LifePath 2025 Portfolio approaches its target date. The glide path below represents the shifting of asset classes over time. As the glide path shows, LifePath 2025 Portfolio's asset mix becomes more conservative - both prior to and after retirement - as time elapses. This reflects the need for reduced investment risks as retirement approaches and the need for lower volatility of LifePath 2025 Portfolio, which may be a primary source of income after retirement.

The following chart illustrates the glide path - the target allocation among asset classes as the LifePath Portfolios approach their target dates:

[GRAPHIC APPEARS HERE]

The asset allocation targets are established by the portfolio managers working with oversight from a committee of BFA investment professionals. The investment team, including the portfolio managers and this investment committee, meets regularly to assess market conditions, review the asset allocation targets of LifePath 2025 Portfolio, and determine whether any changes are required to enable LifePath 2025 Portfolio to achieve its investment objective.

Although the asset allocation targets listed for the glide path are general, long-term targets, BFA may periodically adjust the proportion of equity funds and fixed-income funds in LifePath 2025 Portfolio, based on an assessment of the current market conditions and the potential contribution of each asset class to the expected risk and return characteristics of LifePath 2025 Portfolio. In general, the adjustments will be limited to +/- 10% relative to the target allocations. BFA may determine, in light of market conditions or other factors, that a greater variation is warranted to protect LifePath 2025 Portfolio or achieve its investment objective.

BFA's second step in the structuring of LifePath 2025 Portfolio is the selection of the Underlying Funds. Factors such as fund classifications, historical risk and performance, and the relationship to other Underlying Funds in LifePath 2025 Portfolio are considered when selecting Underlying Funds. The specific Underlying Funds selected for LifePath 2025 Portfolio are determined at BFA's discretion and may change as deemed appropriate to allow LifePath 2025 Portfolio to meet its investment objective. See the "Details About the LifePath Portfolios - A Further Discussion of Principal Investment Strategies" section of the Prospectus for a complete list of the Underlying Funds, their classification into equity or fixed-income funds and a brief description of their investment objectives and primary investment strategies.

Within the prescribed percentage allocations to equity and fixed-income funds, BFA seeks to diversify LifePath 2025 Portfolio. The equity allocation may be further diversified by style (including both value and growth funds), market capitalization (including both large cap and small cap funds), globally (including domestic and international (including emerging market) funds), or other factors. The fixed-income allocation may be further diversified by sector (including government, corporate, agency, and other sectors), duration (a calculation of the average life of a bond which measures its price risk), credit quality (including non-investment grade debt or junk bonds), geographic location (including U.S. and foreign-issued securities), or other factors. The percentage allocation to the various styles of equity and fixed-income are determined at the discretion of the investment team and can be changed to reflect the current market environment.

PRINCIPAL RISKS OF INVESTING IN LIFEPATH 2025 PORTFOLIO
--------------------------------------------------------------------------------
Risk is inherent in all investing. The value of your investment in LifePath 2025 Portfolio, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in LifePath 2025 Portfolio or your investment may not perform as well as other similar investments. An investment in LifePath 2025 Portfolio is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The following is a summary description of certain risks of investing in LifePath 2025 Portfolio. LifePath 2025 Portfolio invests all of its assets in the 2025 Master Portfolio, which allocates its assets among a combination of Underlying Funds. Therefore, references to LifePath 2025 Portfolio in the description of risks below may include the Underlying Funds in which the 2025 Master Portfolio invests, as applicable.

.. ALLOCATION RISK - LifePath 2025 Portfolio's ability to achieve its investment goal depends upon BFA's skill in determining LifePath 2025 Portfolio's strategic asset class allocation and in selecting the best mix of Underlying Funds. There is a risk that BFA's evaluations and assumptions regarding asset classes or Underlying Funds may be incorrect in view of actual market conditions.

.. CONCENTRATION RISK - To the extent that an underlying index of an Underlying
  Fund is concentrated in the securities of companies, a particular market, industry, group of industries, sector or asset class, country, region or group of countries, that Underlying Fund may be adversely affected by the performance of those securities, may be subject to increased price volatility and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting that market, industry, group of industries, sector or asset class, country, region or group of countries.

.. DEBT SECURITIES RISK - Debt securities, such as bonds, involve credit risk.
  Credit risk is the risk that the borrower will not make timely payments of principal and interest. Changes in an issuer's credit rating or the market's perception of an issuer's creditworthiness may also affect the value of LifePath 2025 Portfolio's investment in that issuer. The degree of credit risk depends on the issuer's financial condition and on the terms of the securities. Debt securities are also subject to interest rate risk. Interest rate risk is the risk that the value of a debt security may fall when interest rates rise. In general, the market price of debt securities with longer maturities will go up or down more in response to changes in interest rates than the market price of shorter term securities.

.. DERIVATIVES RISK - LifePath 2025 Portfolio's use of derivatives may reduce
  LifePath 2025 Portfolio's returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of LifePath 2025 Portfolio's use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets.

.. EMERGING MARKETS RISK - Emerging markets are riskier than more developed markets because they tend to develop unevenly and may never fully develop. Investments in emerging markets may be considered speculative. Emerging markets are more likely to experience hyper-inflation and currency devaluations, which adversely affect returns to U.S. investors. In addition, many emerging securities markets have far lower trading volumes and less liquidity than developed markets.

.. EQUITY SECURITIES RISK - Stock markets are volatile. The price of equity securities fluctuates based on changes in a company's financial condition and overall market and economic conditions.

.. EXTENSION RISK - When interest rates rise, certain obligations will be paid off by the obligor more slowly than anticipated, causing the value of these securities to fall.

.. FOREIGN SECURITIES RISK - Foreign investments often involve special risks not present in U.S. investments that can increase the chances that LifePath 2025 Portfolio will lose money. These risks include:

    . LifePath 2025 Portfolio generally holds its foreign securities and cash in foreign banks and securities depositories, which may be recently organized or new to the foreign custody business and may be subject to only limited or no regulatory oversight.

    . Changes in foreign currency exchange rates can affect the value of LifePath 2025 Portfolio's portfolio.

    . The economies of certain foreign markets may not compare favorably with the economy of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources and balance of payments position.

    . The governments of certain countries may prohibit or impose substantial restrictions on foreign investments in their capital markets or in certain industries.

    . Many foreign governments do not supervise and regulate stock exchanges, brokers and the sale of securities to the same extent as does the United States and may not have laws to protect investors that are comparable to U.S. securities laws.

    . Settlement and clearance procedures in certain foreign markets may result in delays in payment for or delivery of securities not typically associated with settlement and clearance of U.S. investments.

.. INVESTMENTS IN MUTUAL FUNDS AND EXCHANGE TRADED FUNDS RISK - LifePath 2025
  Portfolio will invest substantially all of its assets in Underlying Funds, so LifePath 2025 Portfolio's investment performance is directly related to the performance of the Underlying Funds. LifePath 2025 Portfolio may also directly invest in exchange traded funds ("ETFs"). LifePath 2025 Portfolio's net asset value will change with changes in the value of the mutual funds, ETFs and other securities in which it invests. An investment in LifePath 2025 Portfolio will entail more direct and indirect costs and expenses than a direct investment in the Underlying Funds and ETFs.

.. JUNK BONDS RISK - Although junk bonds generally pay higher rates of interest than investment grade bonds, junk bonds are high risk investments that may cause income and principal losses for LifePath 2025 Portfolio.

.. MARKET RISK AND SELECTION RISK - Market risk is the risk that one or more markets in which LifePath 2025 Portfolio invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Selection risk is the risk that the securities selected by fund management will underperform the markets, the relevant indexes or the securities selected by other funds with similar investment objectives and investment strategies. This means you may lose money.

.. MORTGAGE- AND ASSET-BACKED SECURITIES RISK - Mortgage- and asset-backed securities represent interests in "pools" of mortgages or other assets, including consumer loans or receivables held in trust. Mortgage- and asset-backed securities are subject to credit, interest rate, prepayment and extension risks. These securities also are subject to risk of default on the underlying mortgage or asset, particularly during periods of economic downturn. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-backed securities.

.. PASSIVE INVESTMENT RISK - Because BFA does not select individual companies in the underlying indexes for certain Underlying Funds, those Underlying Funds may hold stocks in companies that present risks that an adviser researching individual stocks might seek to avoid.

.. PREPAYMENT RISK - When interest rates fall, certain obligations will be paid off by the obligor more quickly than originally anticipated, and LifePath 2025 Portfolio may have to invest the proceeds in securities with lower yields.

.. REIT INVESTMENT RISK - Investments in REITs involve unique risks. REITs may have limited financial resources, may trade less frequently and in limited volume and may be more volatile than other securities.

.. SECURITIES LENDING RISK - Securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, LifePath 2025 Portfolio may lose money and there may be a delay in recovering the loaned securities. LifePath 2025 Portfolio could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral. These events could trigger adverse tax consequences for LifePath 2025 Portfolio.

.. U.S. GOVERNMENT OBLIGATIONS RISK - Certain securities in which LifePath 2025
  Portfolio may invest, including securities issued by certain U.S. government agencies and U.S. government sponsored enterprises, are not guaranteed by the U.S. government or supported by the full faith and credit of the United States.

PERFORMANCE INFORMATION
--------------------------------------------------------------------------------
LifePath 2025 Portfolio expects to commence operations as soon as practicable after the date of this Prospectus. Because LifePath 2025 Portfolio does not have a full year of operations, it does not disclose its performance history in this Prospectus.

INVESTMENT ADVISER
--------------------------------------------------------------------------------
The 2025 Master Portfolio's investment manager is BFA.

PORTFOLIO MANAGERS
--------------------------------------------------------------------------------

                      PORTFOLIO
                      MANAGER OF
                       THE 2025
                        MASTER
                      PORTFOLIO
NAME                    SINCE           TITLE
--------------------------------------------------------------------------------
 Dagmar Nikles          2010            Director of BTC
--------------------------------------------------------------------------------
 Leslie Gambon          2010            Director of BTC
--------------------------------------------------------------------------------
 Alan Mason             2010            Managing Director of BTC
--------------------------------------------------------------------------------
 Amy Whitelaw           2010            Director of BTC
--------------------------------------------------------------------------------

                                   *   *   *

For important information about the purchase and sale of LifePath Portfolio shares, tax information, and financial intermediary compensation, please turn to "Important Additional Information" on page 54 of the Prospectus.

LifePath 2030 Portfolio Overview
--------------------------------------------------------------------------------
KEY FACTS ABOUT LIFEPATH 2030 PORTFOLIO

INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------
LifePath 2030 Portfolio, a series of BlackRock Funds III (the "Trust"), is managed for investors planning to retire (or begin to withdraw substantial portions of their investment) approximately in the year 2030. LifePath 2030 Portfolio's investment objective may be changed by the Trust's Board of Trustees without shareholder approval.

FEES AND EXPENSES OF LIFEPATH 2030 PORTFOLIO
--------------------------------------------------------------------------------
The table below describes the fees and expenses that you may pay if you buy and hold Class K Shares (formerly, Class S Shares) of LifePath 2030 Portfolio.

ANNUAL CLASS OPERATING EXPENSES
(EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE OF YOUR INVESTMENT)     Class K
                                                                                       Shares
----------------------------------------------------------------------------------------------
 Management Fee/(1)/                                                                    0.35%
----------------------------------------------------------------------------------------------
 Distribution and/or Service (12b-1) Fees                                               None
----------------------------------------------------------------------------------------------
 Other Expenses                                                                         0.16%
  Administration Fees                                                              0.15%
  Independent Expenses/(2)(3)/                                                     0.01%
----------------------------------------------------------------------------------------------
 Acquired Fund Fees and Expenses (Underlying Funds)/(4)/                                0.34%
----------------------------------------------------------------------------------------------
 Total Annual Class Operating Expenses/(5)/                                             0.85%
----------------------------------------------------------------------------------------------
 Fee Waivers and/or Expense Reimbursements/(1)(3)/                                     (0.35)%
----------------------------------------------------------------------------------------------
 Total Annual Class Operating Expenses After Fee Waivers and/or Expense                 0.50%
 Reimbursements/(1)(3)(5)/
----------------------------------------------------------------------------------------------

-------
/(1)/ BlackRock Fund Advisors ("BFA"), the investment adviser to LifePath 2030 Master Portfolio (the "2030 Master Portfolio"), a series of Master Investment Portfolio ("MIP"), has contractually agreed to waive its management fee at the 2030 Master Portfolio level in an amount equal to the management fees and administration fees, if any, received by BFA or BlackRock Institutional Trust Company, N.A. ("BTC"), from each investment company in which the 2030 Master Portfolio invests through the close of business on April 30, 2012 (the "contractual waiver"). The contractual waiver may not be terminated prior to April 30, 2012 without the consent of the Board of Trustees of MIP.
/(2)/  Independent Expenses have been restated to reflect current fees.
/(3)/ "Independent Expenses" consist of LifePath 2030 Portfolio's allocable portion of the fees and expenses of the independent trustees of the Trust and MIP, counsel to such independent trustees and the independent registered public accounting firm that provides audit services to LifePath 2030 Portfolio and the 2030 Master Portfolio. BTC and BFA have contractually agreed to reimburse, or provide offsetting credits to, LifePath 2030 Portfolio and the 2030 Master Portfolio, as applicable, for Independent Expenses through the close of business on April 30, 2012. After giving effect to such contractual arrangements, Independent Expenses will be 0.00%. Such contractual arrangements may not be terminated prior to April 30, 2012 without the consent of the Board of Trustees of the Trust or MIP, as applicable.
/(4)/ "Acquired Fund Fees and Expenses (Underlying Funds)" reflect LifePath 2030 Portfolio's PRO RATA share of the fees and expenses incurred by investing in certain other funds, including the underlying funds.
/(5)/ Total Annual Class Operating Expenses in the table above and the following example reflect the expenses of Class K Shares of LifePath 2030 Portfolio and the 2030 Master Portfolio and also reflect a weighted average of the total operating expense ratios of the underlying funds in which the 2030 Master Portfolio invests.

EXAMPLE

This Example is intended to help you compare the cost of investing in Class K Shares of LifePath 2030 Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in Class K Shares of LifePath 2030 Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that Class K Shares of LifePath 2030 Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

              1 YEAR       3 YEARS       5 YEARS       10 YEARS
--------------------------------------------------------------------------------
              $  51        $  199        $  401        $  982
--------------------------------------------------------------------------------

PORTFOLIO TURNOVER

The 2030 Master Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual class operating expenses or in the Example, affect LifePath 2030 Portfolio's performance. During the most recent fiscal year, the 2030 Master Portfolio's portfolio turnover rate was 7% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES OF LIFEPATH 2030 PORTFOLIO
--------------------------------------------------------------------------------
LifePath 2030 Portfolio invests all of its assets in the 2030 Master Portfolio, a separate mutual fund with a substantially identical investment objective, which allocates and reallocates its assets among a combination of equity, bond and money market funds (the "Underlying Funds") in proportions based on its own comprehensive investment strategy.

LifePath 2030 Portfolio is designed for investors expecting to retire or to begin withdrawing assets around the year 2030. As of March 31, 2010, LifePath 2030 Portfolio held approximately 75% of its assets in Underlying Funds that invest primarily in equity securities, 25% of its assets in Underlying Funds that invest primarily in bonds and the remainder of its assets in Underlying Funds that invest primarily in money market instruments. Certain Underlying Funds may invest in real estate investment trusts ("REITs"), foreign securities, emerging markets, below investment-grade bonds and derivative securities or instruments, such as options and futures, the value of which is derived from another security, a commodity, a currency or an index.

Under normal circumstances, the asset allocation will change over time according to a predetermined "glide path" as LifePath 2030 Portfolio approaches its target date. The glide path below represents the shifting of asset classes over time. As the glide path shows, LifePath 2030 Portfolio's asset mix becomes more conservative - both prior to and after retirement - as time elapses. This reflects the need for reduced investment risks as retirement approaches and the need for lower volatility of LifePath 2030 Portfolio, which may be a primary source of income after retirement.

The following chart illustrates the glide path - the target allocation among asset classes as the LifePath Portfolios approach their target dates:

[GRAPHIC APPEARS HERE]

The asset allocation targets are established by the portfolio managers working with oversight from a committee of BFA investment professionals. The investment team, including the portfolio managers and this investment committee, meets regularly to assess market conditions, review the asset allocation targets of LifePath 2030 Portfolio, and determine whether any changes are required to enable LifePath 2030 Portfolio to achieve its investment objective.

Although the asset allocation targets listed for the glide path are general, long-term targets, BFA may periodically adjust the proportion of equity funds and fixed-income funds in LifePath 2030 Portfolio, based on an assessment of the current market conditions and the potential contribution of each asset class to the expected risk and return characteristics of LifePath 2030 Portfolio. In general, the adjustments will be limited to +/- 10% relative to the target allocations. BFA may determine, in light of market conditions or other factors, that a greater variation is warranted to protect LifePath 2030 Portfolio or achieve its investment objective.

BFA's second step in the structuring of LifePath 2030 Portfolio is the selection of the Underlying Funds. Factors such as fund classifications, historical risk and performance, and the relationship to other Underlying Funds in LifePath 2030 Portfolio are considered when selecting Underlying Funds. The specific Underlying Funds selected for LifePath 2030 Portfolio are determined at BFA's discretion and may change as deemed appropriate to allow LifePath 2030 Portfolio to meet its investment objective. See the "Details About the LifePath Portfolios - A Further Discussion of Principal Investment Strategies" section of the Prospectus for a complete list of the Underlying Funds, their classification into equity or fixed-income funds and a brief description of their investment objectives and primary investment strategies.

Within the prescribed percentage allocations to equity and fixed-income funds, BFA seeks to diversify LifePath 2030 Portfolio. The equity allocation may be further diversified by style (including both value and growth funds), market capitalization (including both large cap and small cap funds), globally (including domestic and international (including emerging market) funds), or other factors. The fixed-income allocation may be further diversified by sector (including government, corporate, agency, and other sectors), duration (a calculation of the average life of a bond which measures its price risk), credit quality (including non-investment grade debt or junk bonds), geographic location (including U.S. and foreign-issued securities), or other factors. The percentage allocation to the various styles of equity and fixed-income are determined at the discretion of the investment team and can be changed to reflect the current market environment.

PRINCIPAL RISKS OF INVESTING IN LIFEPATH 2030 PORTFOLIO
--------------------------------------------------------------------------------
Risk is inherent in all investing. The value of your investment in LifePath 2030 Portfolio, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in LifePath 2030 Portfolio or your investment may not perform as well as other similar investments. An investment in LifePath 2030 Portfolio is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The following is a summary description of certain risks of investing in LifePath 2030 Portfolio. LifePath 2030 Portfolio invests all of its assets in the 2030 Master Portfolio, which allocates its assets among a combination of Underlying Funds. Therefore, references to LifePath 2030 Portfolio in the description of risks below may include the Underlying Funds in which the 2030 Master Portfolio invests, as applicable.

.. ALLOCATION RISK - LifePath 2030 Portfolio's ability to achieve its investment goal depends upon BFA's skill in determining LifePath 2030 Portfolio's strategic asset class allocation and in selecting the best mix of Underlying Funds. There is a risk that BFA's evaluations and assumptions regarding asset classes or Underlying Funds may be incorrect in view of actual market conditions.

.. CONCENTRATION RISK - To the extent that an underlying index of an Underlying
  Fund is concentrated in the securities of companies, a particular market, industry, group of industries, sector or asset class, country, region or group of countries, that Underlying Fund may be adversely affected by the performance of those securities, may be subject to increased price volatility and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting that market, industry, group of industries, sector or asset class, country, region or group of countries.

.. DEBT SECURITIES RISK - Debt securities, such as bonds, involve credit risk.
  Credit risk is the risk that the borrower will not make timely payments of principal and interest. Changes in an issuer's credit rating or the market's perception of an issuer's creditworthiness may also affect the value of LifePath 2030 Portfolio's investment in that issuer. The degree of credit risk depends on the issuer's financial condition and on the terms of the securities. Debt securities are also subject to interest rate risk. Interest rate risk is the risk that the value of a debt security may fall when interest rates rise. In general, the market price of debt securities with longer maturities will go up or down more in response to changes in interest rates than the market price of shorter term securities.

.. DERIVATIVES RISK - LifePath 2030 Portfolio's use of derivatives may reduce
  LifePath 2030 Portfolio's returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of LifePath 2030 Portfolio's use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets.

.. EMERGING MARKETS RISK - Emerging markets are riskier than more developed markets because they tend to develop unevenly and may never fully develop. Investments in emerging markets may be considered speculative. Emerging markets are more likely to experience hyper-inflation and currency devaluations, which adversely affect returns to U.S. investors. In addition, many emerging securities markets have far lower trading volumes and less liquidity than developed markets.

.. EQUITY SECURITIES RISK - Stock markets are volatile. The price of equity securities fluctuates based on changes in a company's financial condition and overall market and economic conditions.

.. EXTENSION RISK - When interest rates rise, certain obligations will be paid off by the obligor more slowly than anticipated, causing the value of these securities to fall.

.. FOREIGN SECURITIES RISK - Foreign investments often involve special risks not present in U.S. investments that can increase the chances that LifePath 2030 Portfolio will lose money. These risks include:

    . LifePath 2030 Portfolio generally holds its foreign securities and cash in foreign banks and securities depositories, which may be recently organized or new to the foreign custody business and may be subject to only limited or no regulatory oversight.

    . Changes in foreign currency exchange rates can affect the value of LifePath 2030 Portfolio's portfolio.

    . The economies of certain foreign markets may not compare favorably with the economy of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources and balance of payments position.

    . The governments of certain countries may prohibit or impose substantial restrictions on foreign investments in their capital markets or in certain industries.

    . Many foreign governments do not supervise and regulate stock exchanges, brokers and the sale of securities to the same extent as does the United States and may not have laws to protect investors that are comparable to U.S. securities laws.

    . Settlement and clearance procedures in certain foreign markets may result in delays in payment for or delivery of securities not typically associated with settlement and clearance of U.S. investments.

.. INVESTMENTS IN MUTUAL FUNDS AND EXCHANGE TRADED FUNDS RISK - LifePath 2030
  Portfolio will invest substantially all of its assets in Underlying Funds, so LifePath 2030 Portfolio's investment performance is directly related to the performance of the Underlying Funds. LifePath 2030 Portfolio may also directly invest in exchange traded funds ("ETFs"). LifePath 2030 Portfolio's net asset value will change with changes in the value of the mutual funds, ETFs and other securities in which it invests. An investment in LifePath 2030 Portfolio will entail more direct and indirect costs and expenses than a direct investment in the Underlying Funds and ETFs.

.. JUNK BONDS RISK - Although junk bonds generally pay higher rates of interest than investment grade bonds, junk bonds are high risk investments that may cause income and principal losses for LifePath 2030 Portfolio.

.. MARKET RISK AND SELECTION RISK - Market risk is the risk that one or more markets in which LifePath 2030 Portfolio invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Selection risk is the risk that the securities selected by fund management will underperform the markets, the relevant indexes or the securities selected by other funds with similar investment objectives and investment strategies. This means you may lose money.

.. MORTGAGE- AND ASSET-BACKED SECURITIES RISK - Mortgage- and asset-backed securities represent interests in "pools" of mortgages or other assets, including consumer loans or receivables held in trust. Mortgage- and asset-backed securities are subject to credit, interest rate, prepayment and extension risks. These securities also are subject to risk of default on the underlying mortgage or asset, particularly during periods of economic downturn. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-backed securities.

.. PASSIVE INVESTMENT RISK - Because BFA does not select individual companies in the underlying indexes for certain Underlying Funds, those Underlying Funds may hold stocks in companies that present risks that an adviser researching individual stocks might seek to avoid.

.. PREPAYMENT RISK - When interest rates fall, certain obligations will be paid off by the obligor more quickly than originally anticipated, and LifePath 2030 Portfolio may have to invest the proceeds in securities with lower yields.

.. REIT INVESTMENT RISK - Investments in REITs involve unique risks. REITs may have limited financial resources, may trade less frequently and in limited volume and may be more volatile than other securities.

.. SECURITIES LENDING RISK - Securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, LifePath 2030 Portfolio may lose money and there may be a delay in recovering the loaned securities. LifePath 2030 Portfolio could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral. These events could trigger adverse tax consequences for LifePath 2030 Portfolio.

.. U.S. GOVERNMENT OBLIGATIONS RISK - Certain securities in which LifePath 2030
  Portfolio may invest, including securities issued by certain U.S. government agencies and U.S. government sponsored enterprises, are not guaranteed by the U.S. government or supported by the full faith and credit of the United States.

PERFORMANCE INFORMATION
--------------------------------------------------------------------------------
The bar chart and table in this section provide some indication of the risks of investing in Class K Shares of LifePath 2030 Portfolio by showing the changes in their performance from year to year. The bar chart shows the returns for Class K Shares of LifePath 2030 Portfolio for each of the last ten calendar years. Prior to May 3, 2010, Class K Shares were designated Class S Shares. The performance information for the periods from January 1, 2000 through May 30, 2008 (the date Class K Shares commenced operations) shows the performance of Institutional Shares of LifePath 2030 Portfolio adjusted to reflect the different administration fees and expenses of Class K Shares. The average annual total return table compares the performance (before and after taxes) of Class K Shares of LifePath 2030 Portfolio to that of the LifePath 2030
Portfolio Custom Benchmark. The LifePath 2030 Portfolio Custom Benchmark, a customized weighted index comprised of the different indexes set forth in the table below, is representative of the asset classes in which LifePath 2030 Portfolio invests according to their weightings as of the most recent quarter-end. For all periods prior to March 15, 2004, the returns for LifePath 2030 Portfolio reflect the direct investment by 2030 Master Portfolio in a portfolio of securities and also reflect investment in accordance with a model that included "tactical," or short-term, shifts in allocation between stocks and bonds. How LifePath 2030 Portfolio performed in the past (before and after taxes) is not necessarily an indication of how it will perform in the future.
If BFA and its affiliates had not waived or reimbursed certain LifePath 2030 Portfolio expenses during these periods, LifePath 2030 Portfolio's returns would have been lower.

LIFEPATH 2030 PORTFOLIO - CLASS K SHARES

                 ANNUAL TOTAL RETURNS (YEARS ENDED DECEMBER 31)

[GRAPHIC APPEARS HERE]

2000     -5.30%
2001     -9.59%
2002    -15.38%
2003     24.21%
2004     11.13%
2005      7.98%
2006     15.47%
2007      2.99%
2008    -31.06%
2009     26.23%

During the periods shown in the bar chart, the highest return for a quarter was 16.83% (quarter ended June 30, 2009) and the lowest return for a quarter was -17.85% (quarter ended December 31, 2008). The year-to-date return as of March 31, 2010 was 3.71%.

AS OF 12/31/09
AVERAGE ANNUAL TOTAL RETURNS                                                               1 YEAR     5 YEARS     10 YEARS
--------------------------------------------------------------------------------------------------------------------------
 LifePath 2030 Portfolio - Class K Shares
--------------------------------------------------------------------------------------------------------------------------
  Return Before Taxes                                                                       26.23%       2.21%       1.06%
--------------------------------------------------------------------------------------------------------------------------
  Return After Taxes on Distributions                                                       25.02%       1.31%       0.17%
--------------------------------------------------------------------------------------------------------------------------
  Return After Taxes on Distributions and Sale of Fund Shares                               17.19%       1.72%       0.63%
--------------------------------------------------------------------------------------------------------------------------
 LifePath 2030 Portfolio Custom Benchmark (Reflects no deductions for fees,
 expenses or taxes)                                                                         27.05%       2.70%       1.82%
--------------------------------------------------------------------------------------------------------------------------
 S&P 1500 Index (Reflects no deductions for fees, expenses or taxes)                        27.25%       0.69%      -0.20%
--------------------------------------------------------------------------------------------------------------------------
 Barclays Capital U.S. Aggregate Bond Index (Reflects no deductions for fees,
 expenses or taxes)                                                                          5.93%       4.97%       6.33%
--------------------------------------------------------------------------------------------------------------------------
 MSCI All Country World Index ex US IMI Index (Reflects no deductions for fees,
 expenses or taxes)                                                                         43.60%       6.04%       2.69%
--------------------------------------------------------------------------------------------------------------------------
 Citigroup 3-Month Treasury Bill Index (Reflects no deductions for fees, expenses or
 taxes)                                                                                      0.16%       2.88%       2.84%
--------------------------------------------------------------------------------------------------------------------------
 Barclays Capital U.S. Treasury Inflation Protected Securities (TIPS) Index (Series-L)
 (Reflects no deductions for fees, expenses or taxes)                                       11.41%       4.63%       7.69%
--------------------------------------------------------------------------------------------------------------------------
 FTSE EPRA/NAREIT Global Real Estate Index (Reflects no deductions for fees,
 expenses or taxes)                                                                         38.25%       2.00%       9.21%
--------------------------------------------------------------------------------------------------------------------------

After-tax returns in the table above are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

INVESTMENT ADVISER
--------------------------------------------------------------------------------
The 2030 Master Portfolio's investment manager is BFA.

PORTFOLIO MANAGERS
--------------------------------------------------------------------------------

                      PORTFOLIO
                      MANAGER OF
                       THE 2030
                        MASTER
                      PORTFOLIO
NAME                    SINCE        TITLE
--------------------------------------------------------------------------------
 Dagmar Nikles          2005         Director of BTC
--------------------------------------------------------------------------------
 Leslie Gambon          2007         Director of BTC
--------------------------------------------------------------------------------
 Alan Mason             2009         Managing Director of BTC
--------------------------------------------------------------------------------
 Amy Whitelaw           2010         Director of BTC
--------------------------------------------------------------------------------

                                   *   *   *

For important information about the purchase and sale of LifePath Portfolio shares, tax information, and financial intermediary compensation, please turn to "Important Additional Information" on page 54 of the Prospectus.

LifePath 2035 Portfolio Overview
--------------------------------------------------------------------------------
KEY FACTS ABOUT LIFEPATH 2035 PORTFOLIO

INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------
LifePath 2035 Portfolio, a series of BlackRock Funds III (the "Trust"), is managed for investors planning to retire (or begin to withdraw substantial portions of their investment) approximately in the year 2035. LifePath 2035 Portfolio's investment objective may be changed by the Trust's Board of Trustees without shareholder approval.

FEES AND EXPENSES OF LIFEPATH 2035 PORTFOLIO
--------------------------------------------------------------------------------
The table below describes the fees and expenses that you may pay if you buy and hold Class K Shares (formerly, Class S Shares) of LifePath 2035 Portfolio.

ANNUAL CLASS OPERATING EXPENSES
(EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE OF YOUR INVESTMENT)     Class K
                                                                                       Shares
----------------------------------------------------------------------------------------------
 Management Fee/(1)/                                                                     0.35%
----------------------------------------------------------------------------------------------
 Distribution and/or Service (12b-1) Fees                                                None
----------------------------------------------------------------------------------------------
 Other Expenses/(2)/                                                                     0.17%
  Administration Fees                                                               0.15%
  Independent Expenses/(3)/                                                         0.02%
----------------------------------------------------------------------------------------------
 Acquired Fund Fees and Expenses (Underlying Funds)/(4)/                                 0.34%
----------------------------------------------------------------------------------------------
 Total Annual Class Operating Expenses/(5)/                                              0.86%
----------------------------------------------------------------------------------------------
 Fee Waivers and/or Expense Reimbursements/(1)(3)/                                      (0.36)%
----------------------------------------------------------------------------------------------
 Total Annual Class Operating Expenses After Fee Waivers and/or Expense                  0.50%
 Reimbursements/(1)(3)(5)/
----------------------------------------------------------------------------------------------

-------
/(1)/ BlackRock Fund Advisors ("BFA"), the investment adviser to LifePath 2035
      Master Portfolio (the "2035 Master Portfolio"), a series of Master Investment Portfolio ("MIP"), has contractually agreed to waive its management fee at the 2035 Master Portfolio level in an amount equal to the management fees and administration fees, if any, received by BFA or BlackRock Institutional Trust Company, N.A. ("BTC"), from each investment company in which the 2035 Master Portfolio invests through the close of business on April 30, 2012 (the "contractual waiver"). The contractual waiver may not be terminated prior to April 30, 2012 without the consent of the Board of Trustees of MIP.
/(2)/ "Other Expenses" are based on estimated amounts for 2010.
/(3)/ "Independent Expenses" consist of LifePath 2035 Portfolio's allocable portion of the fees and expenses of the independent trustees of the Trust and MIP, counsel to such independent trustees and the independent registered public accounting firm that provides audit services to LifePath 2035 Portfolio and the 2035 Master Portfolio. BTC and BFA have contractually agreed to reimburse, or provide offsetting credits to, LifePath 2035 Portfolio and the 2035 Master Portfolio, as applicable, for Independent Expenses through the close of business on April 30, 2012. After giving effect to such contractual arrangements, Independent Expenses will be 0.00%. Such contractual arrangements may not be terminated prior to April 30, 2012 without the consent of the Board of Trustees of the Trust or MIP, as applicable.
/(4)/ "Acquired Fund Fees and Expenses (Underlying Funds)" reflect LifePath 2035
      Portfolio's PRO RATA share of the fees and expenses incurred by investing in certain other funds, including the underlying funds. "Acquired Fund Fees and Expenses" are estimated for LifePath 2035 Portfolio.
/(5)/ Total Annual Class Operating Expenses in the table above and the following example reflect the expenses of Class K Shares of LifePath 2035 Portfolio and the 2035 Master Portfolio and also reflect a weighted average of the total operating expense ratios of the underlying funds in which the 2035 Master Portfolio invests.

EXAMPLE

This Example is intended to help you compare the cost of investing in Class K Shares of LifePath 2035 Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in Class K Shares of LifePath 2035 Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that Class K Shares of LifePath 2035

Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

--------------------------------------------------------------------------------
                                 1 YEAR   3 YEARS
--------------------------------------------------------------------------------
                                 $   51   $   206
--------------------------------------------------------------------------------

PORTFOLIO TURNOVER
The 2035 Master Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual class operating expenses or in the Example, affect LifePath 2035 Portfolio's performance.

PRINCIPAL INVESTMENT STRATEGIES OF LIFEPATH 2035 PORTFOLIO
--------------------------------------------------------------------------------
LifePath 2035 Portfolio invests all of its assets in the 2035 Master Portfolio, a separate mutual fund with a substantially identical investment objective, which allocates and reallocates its assets among a combination of equity, bond and money market funds (the "Underlying Funds") in proportions based on its own comprehensive investment strategy.

LifePath 2035 Portfolio is designed for investors expecting to retire or to begin withdrawing assets around the year 2035. As of the date of this Prospectus, LifePath 2035 Portfolio is expected to invest approximately 81% of its assets in Underlying Funds that invest primarily in equity securities, 19% of its assets in Underlying Funds that invest primarily in bonds and the remainder of its assets in Underlying Funds that invest primarily in money market instruments. Certain Underlying Funds may invest in real estate investment trusts ("REITs"), foreign securities, emerging markets, below investment-grade bonds and derivative securities or instruments, such as options and futures, the value of which is derived from another security, a commodity, a currency or an index.

Under normal circumstances, the asset allocation will change over time according to a predetermined "glide path" as LifePath 2035 Portfolio approaches its target date. The glide path below represents the shifting of asset classes over time. As the glide path shows, LifePath 2035 Portfolio's asset mix becomes more conservative - both prior to and after retirement - as time elapses. This reflects the need for reduced investment risks as retirement approaches and the need for lower volatility of LifePath 2035 Portfolio, which may be a primary source of income after retirement.

The following chart illustrates the glide path - the target allocation among asset classes as the LifePath Portfolios approach their target dates:

[Graphic Appears Here]

The asset allocation targets are established by the portfolio managers working with oversight from a committee of BFA investment professionals. The investment team, including the portfolio managers and this investment committee, meets regularly to assess market conditions, review the asset allocation targets of LifePath 2035 Portfolio, and determine whether any changes are required to enable LifePath 2035 Portfolio to achieve its investment objective.

Although the asset allocation targets listed for the glide path are general, long-term targets, BFA may periodically adjust the proportion of equity funds and fixed-income funds in LifePath 2035 Portfolio, based on an assessment of the current market conditions and the potential contribution of each asset class to the expected risk and return characteristics of LifePath 2035 Portfolio. In general, the adjustments will be limited to +/- 10% relative to the target allocations. BFA may determine, in light of market conditions or other factors, that a greater variation is warranted to protect LifePath 2035 Portfolio or achieve its investment objective.

BFA's second step in the structuring of LifePath 2035 Portfolio is the selection of the Underlying Funds. Factors such as fund classifications, historical risk and performance, and the relationship to other Underlying Funds in LifePath 2035 Portfolio are considered when selecting Underlying Funds. The specific Underlying Funds selected for LifePath 2035 Portfolio are determined at BFA's discretion and may change as deemed appropriate to allow LifePath 2035 Portfolio to meet its investment objective. See the "Details About the LifePath Portfolios - A Further Discussion of Principal Investment Strategies" section of the Prospectus for a complete list of the Underlying Funds, their classification into equity or fixed-income funds and a brief description of their investment objectives and primary investment strategies.

Within the prescribed percentage allocations to equity and fixed-income funds, BFA seeks to diversify LifePath 2035 Portfolio. The equity allocation may be further diversified by style (including both value and growth funds), market capitalization (including both large cap and small cap funds), globally (including domestic and international (including emerging market) funds), or other factors. The fixed-income allocation may be further diversified by sector (including government, corporate, agency, and other sectors), duration (a calculation of the average life of a bond which measures its price risk), credit quality (including non-investment grade debt or junk bonds), geographic location (including U.S. and foreign-issued securities), or other factors. The percentage allocation to the various styles of equity and fixed-income are determined at the discretion of the investment team and can be changed to reflect the current market environment.

PRINCIPAL RISKS OF INVESTING IN LIFEPATH 2035 PORTFOLIO
--------------------------------------------------------------------------------
Risk is inherent in all investing. The value of your investment in LifePath 2035 Portfolio, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in LifePath 2035 Portfolio or your investment may not perform as well as other similar investments. An investment in LifePath 2035 Portfolio is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The following is a summary description of certain risks of investing in LifePath 2035 Portfolio. LifePath 2035 Portfolio invests all of its assets in the 2035 Master Portfolio, which allocates its assets among a combination of Underlying Funds. Therefore, references to LifePath 2035 Portfolio in the description of risks below may include the Underlying Funds in which the 2035 Master Portfolio invests, as applicable.

.. ALLOCATION RISK - LifePath 2035 Portfolio's ability to achieve its investment goal depends upon BFA's skill in determining LifePath 2035 Portfolio's strategic asset class allocation and in selecting the best mix of Underlying Funds. There is a risk that BFA's evaluations and assumptions regarding asset classes or Underlying Funds may be incorrect in view of actual market conditions.

.. CONCENTRATION RISK - To the extent that an underlying index of an Underlying
  Fund is concentrated in the securities of companies, a particular market, industry, group of industries, sector or asset class, country, region or group of countries, that Underlying Fund may be adversely affected by the performance of those securities, may be subject to increased price volatility and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting that market, industry, group of industries, sector or asset class, country, region or group of countries.

.. DEBT SECURITIES RISK - Debt securities, such as bonds, involve credit risk.
  Credit risk is the risk that the borrower will not make timely payments of principal and interest. Changes in an issuer's credit rating or the market's perception of an issuer's creditworthiness may also affect the value of LifePath 2035 Portfolio's investment in that issuer. The degree of credit risk depends on the issuer's financial condition and on the terms of the securities. Debt securities are also subject to interest rate risk. Interest rate risk is the risk that the value of a debt security may fall when interest rates rise. In general, the market price of debt securities with longer maturities will go up or down more in response to changes in interest rates than the market price of shorter term securities.

.. DERIVATIVES RISK - LifePath 2035 Portfolio's use of derivatives may reduce
  LifePath 2035 Portfolio's returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of LifePath 2035 Portfolio's use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets.

.. EMERGING MARKETS RISK - Emerging markets are riskier than more developed markets because they tend to develop unevenly and may never fully develop. Investments in emerging markets may be considered speculative. Emerging markets are more likely to experience hyper-inflation and currency devaluations, which adversely affect returns to U.S. investors. In addition, many emerging securities markets have far lower trading volumes and less liquidity than developed markets.

.. EQUITY SECURITIES RISK - Stock markets are volatile. The price of equity securities fluctuates based on changes in a company's financial condition and overall market and economic conditions.

.. EXTENSION RISK - When interest rates rise, certain obligations will be paid off by the obligor more slowly than anticipated, causing the value of these securities to fall.

.. FOREIGN SECURITIES RISK - Foreign investments often involve special risks not present in U.S. investments that can increase the chances that LifePath 2035 Portfolio will lose money. These risks include:

    . LifePath 2035 Portfolio generally holds its foreign securities and cash in foreign banks and securities depositories, which may be recently organized or new to the foreign custody business and may be subject to only limited or no regulatory oversight.

    . Changes in foreign currency exchange rates can affect the value of LifePath 2035 Portfolio's portfolio.

    . The economies of certain foreign markets may not compare favorably with the economy of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources and balance of payments position.

    . The governments of certain countries may prohibit or impose substantial restrictions on foreign investments in their capital markets or in certain industries.

    . Many foreign governments do not supervise and regulate stock exchanges, brokers and the sale of securities to the same extent as does the United States and may not have laws to protect investors that are comparable to U.S. securities laws.

    . Settlement and clearance procedures in certain foreign markets may result in delays in payment for or delivery of securities not typically associated with settlement and clearance of U.S. investments.

.. INVESTMENTS IN MUTUAL FUNDS AND EXCHANGE TRADED FUNDS RISK - LifePath 2035
  Portfolio will invest substantially all of its assets in Underlying Funds, so LifePath 2035 Portfolio's investment performance is directly related to the performance of the Underlying Funds. LifePath 2035 Portfolio may also directly invest in exchange traded funds ("ETFs"). LifePath 2035 Portfolio's net asset value will change with changes in the value of the mutual funds, ETFs and other securities in which it invests. An investment in LifePath 2035 Portfolio will entail more direct and indirect costs and expenses than a direct investment in the Underlying Funds and ETFs.

.. JUNK BONDS RISK - Although junk bonds generally pay higher rates of interest than investment grade bonds, junk bonds are high risk investments that may cause income and principal losses for LifePath 2035 Portfolio.

.. MARKET RISK AND SELECTION RISK - Market risk is the risk that one or more markets in which LifePath 2035 Portfolio invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Selection risk is the risk that the securities selected by fund management will underperform the markets, the relevant indexes or the securities selected by other funds with similar investment objectives and investment strategies. This means you may lose money.

.. MORTGAGE- AND ASSET-BACKED SECURITIES RISK - Mortgage- and asset-backed securities represent interests in "pools" of mortgages or other assets, including consumer loans or receivables held in trust. Mortgage- and asset-backed securities are subject to credit, interest rate, prepayment and extension risks. These securities also are subject to risk of default on the underlying mortgage or asset, particularly during periods of economic downturn. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-backed securities.

.. PASSIVE INVESTMENT RISK - Because BFA does not select individual companies in the underlying indexes for certain Underlying Funds, those Underlying Funds may hold stocks in companies that present risks that an adviser researching individual stocks might seek to avoid.

.. PREPAYMENT RISK - When interest rates fall, certain obligations will be paid off by the obligor more quickly than originally anticipated, and LifePath 2035 Portfolio may have to invest the proceeds in securities with lower yields.

.. REIT INVESTMENT RISK - Investments in REITs involve unique risks. REITs may have limited financial resources, may trade less frequently and in limited volume and may be more volatile than other securities.

.. SECURITIES LENDING RISK - Securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, LifePath 2035 Portfolio may lose money and there may be a delay in recovering the loaned securities. LifePath 2035 Portfolio could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral. These events could trigger adverse tax consequences for LifePath 2035 Portfolio.

.. U.S. GOVERNMENT OBLIGATIONS RISK - Certain securities in which LifePath 2035
  Portfolio may invest, including securities issued by certain U.S. government agencies and U.S. government sponsored enterprises, are not guaranteed by the U.S. government or supported by the full faith and credit of the United States.

PERFORMANCE INFORMATION
--------------------------------------------------------------------------------
LifePath 2035 Portfolio expects to commence operations as soon as practicable after the date of this Prospectus. Because LifePath 2035 Portfolio does not have a full year of operations, it does not disclose its performance history in this Prospectus.

INVESTMENT ADVISER
--------------------------------------------------------------------------------
The 2035 Master Portfolio's investment manager is BFA.

PORTFOLIO MANAGERS
--------------------------------------------------------------------------------

                      PORTFOLIO
                      MANAGER OF
                       THE 2035
                        MASTER
                      PORTFOLIO
NAME                    SINCE        TITLE
--------------------------------------------------------------------------------
 Dagmar Nikles          2010         Director of BTC
--------------------------------------------------------------------------------
 Leslie Gambon          2010         Director of BTC
--------------------------------------------------------------------------------
 Alan Mason             2010         Managing Director of BTC
--------------------------------------------------------------------------------
 Amy Whitelaw           2010         Director of BTC
--------------------------------------------------------------------------------

                                   *   *   *

For important information about the purchase and sale of LifePath Portfolio shares, tax information, and financial intermediary compensation, please turn to "Important Additional Information" on page 54 of the Prospectus.

LifePath 2040 Portfolio Overview
--------------------------------------------------------------------------------
KEY FACTS ABOUT LIFEPATH 2040 PORTFOLIO

INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------
LifePath 2040 Portfolio, a series of BlackRock Funds III (the "Trust"), is managed for investors planning to retire (or begin to withdraw substantial portions of their investment) approximately in the year 2040. LifePath 2040 Portfolio's investment objective may be changed by the Trust's Board of Trustees without shareholder approval.

FEES AND EXPENSES OF LIFEPATH 2040 PORTFOLIO
--------------------------------------------------------------------------------
The table below describes the fees and expenses that you may pay if you buy and hold Class K Shares (formerly, Class S Shares) of LifePath 2040 Portfolio.

ANNUAL CLASS OPERATING EXPENSES
(EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE OF YOUR INVESTMENT)   Class K
                                                                                     Shares
-------------------------------------------------------------------------------------------
 Management Fee/(1)/                                                                 0.35%
-------------------------------------------------------------------------------------------
 Distribution and/or Service (12b-1) Fees                                             None
-------------------------------------------------------------------------------------------
 Other Expenses                                                                      0.16%
  Administration Fees                                                           0.15%
  Independent Expenses/(2)(3)/                                                  0.01%
-----------------------------------------------------------------------------------------
 Acquired Fund Fees and Expenses (Underlying Funds)/(4)/                             0.34%
-------------------------------------------------------------------------------------------
 Total Annual Class Operating Expenses/(5)/                                          0.85%
-------------------------------------------------------------------------------------------
 Fee Waivers and/or Expense Reimbursements/(1)(3)/                                  (0.35)%
-------------------------------------------------------------------------------------------
 Total Annual Class Operating Expenses After Fee Waivers and/or Expense              0.50%
 Reimbursements/(1)(3)(5)/
-------------------------------------------------------------------------------------------

-------
/(1)/ BlackRock Fund Advisors ("BFA"), the investment adviser to LifePath 2040
      Master Portfolio (the "2040 Master Portfolio"), a series of Master Investment Portfolio ("MIP"), has contractually agreed to waive its management fee at the 2040 Master Portfolio level in an amount equal to the management fees and administration fees, if any, received by BFA or BlackRock Institutional Trust Company, N.A. ("BTC"), from each investment company in which 2040 Master Portfolio invests through the close of business on April 30, 2012 (the "contractual waiver"). The contractual waiver may not be terminated prior to April 30, 2012 without the consent of the Board of Trustees of MIP.
/(2)/ Independent Expenses have been restated to reflect current fees.
/(3)/ "Independent Expenses" consist of LifePath 2040 Portfolio's allocable portion of the fees and expenses of the independent trustees of the Trust and MIP, counsel to such independent trustees and the independent registered public accounting firm that provides audit services to LifePath 2040 Portfolio and the 2040 Master Portfolio. BTC and BFA have contractually agreed to reimburse, or provide offsetting credits to, LifePath 2040 Portfolio and the 2040 Master Portfolio, as applicable, for Independent Expenses through the close of business on April 30, 2012. After giving effect to such contractual arrangements, Independent Expenses will be 0.00%. Such contractual arrangements may not be terminated prior to April 30, 2012 without the consent of the Board of Trustees of the Trust or MIP, as applicable.
/(4)/ "Acquired Fund Fees and Expenses (Underlying Funds)" reflect LifePath 2040
      Portfolio's PRO RATA share of the fees and expenses incurred by investing in certain other funds, including the underlying funds.
/(5)/ Total Annual Class Operating Expenses in the table above and the following example reflect the expenses of Class K Shares of LifePath 2040 Portfolio and the 2040 Master Portfolio and also reflect a weighted average of the total operating expense ratios of the underlying funds in which the 2040 Master Portfolio invests.

EXAMPLE
This Example is intended to help you compare the cost of investing in Class K Shares of LifePath 2040 Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in Class K Shares of LifePath 2040 Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that Class K Shares of LifePath 2040 Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

          1 YEAR       3 YEARS       5 YEARS       10 YEARS
--------------------------------------------------------------------------------
          $  51        $  199        $  401        $  982
--------------------------------------------------------------------------------

PORTFOLIO TURNOVER

The 2040 Master Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual class operating expenses or in the Example, affect LifePath 2040 Portfolio's performance. During the most recent fiscal year, the 2040 Master Portfolio's portfolio turnover rate was 6% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES OF LIFEPATH 2040 PORTFOLIO
--------------------------------------------------------------------------------
LifePath 2040 Portfolio invests all of its assets in the 2040 Master Portfolio, a separate mutual fund with a substantially identical investment objective, which allocates and reallocates its assets among a combination of the equity, bond and money market funds (the "Underlying Funds") in proportions based on its own comprehensive investment strategy.

LifePath 2040 Portfolio is designed for investors expecting to retire or to begin withdrawing assets around the year 2040. As of March 31, 2010, LifePath 2040 Portfolio held approximately 88% of its assets in Underlying Funds that invest primarily in equity securities, 12% of its assets in Underlying Funds that invest primarily in bonds and the remainder of its assets in Underlying Funds that invest primarily in money market instruments. Certain Underlying Funds may invest in real estate investment trusts ("REITs"), foreign securities, emerging markets, below investment-grade bonds and derivative securities or instruments, such as options and futures, the value of which is derived from another security, a commodity, a currency or an index.

Under normal circumstances, the asset allocation will change over time according to a predetermined "glide path" as LifePath 2040 Portfolio approaches its target date. The glide path below represents the shifting of asset classes over time. As the glide path shows, LifePath 2040 Portfolio's asset mix becomes more conservative - both prior to and after retirement - as time elapses. This reflects the need for reduced investment risks as retirement approaches and the need for lower volatility of LifePath 2040 Portfolio, which may be a primary source of income after retirement.

The following chart illustrates the glide path - the target allocation among asset classes as the LifePath Portfolios approach their target dates:

[GRAPHIC APPEARS HERE]

The asset allocation targets are established by the portfolio managers working with oversight from a committee of BFA investment professionals. The investment team, including the portfolio managers and this investment committee, meets regularly to assess market conditions, review the asset allocation targets of LifePath 2040 Portfolio, and determine whether any changes are required to enable LifePath 2040 Portfolio to achieve its investment objective.

Although the asset allocation targets listed for the glide path are general, long-term targets, BFA may periodically adjust the proportion of equity funds and fixed-income funds in LifePath 2040 Portfolio, based on an assessment of the current market conditions and the potential contribution of each asset class to the expected risk and return characteristics of LifePath 2040 Portfolio. In general, the adjustments will be limited to +/- 10% relative to the target allocations. BFA may determine, in light of market conditions or other factors, that a greater variation is warranted to protect LifePath 2040 Portfolio or achieve its investment objective.

BFA's second step in the structuring of LifePath 2040 Portfolio is the selection of the Underlying Funds. Factors such as fund classifications, historical risk and performance, and the relationship to other Underlying Funds in LifePath 2040 Portfolio are considered when selecting Underlying Funds. The specific Underlying Funds selected for LifePath 2040 Portfolio are determined at BFA's discretion and may change as deemed appropriate to allow LifePath 2040 Portfolio to meet its investment objective. See the "Details About the LifePath Portfolios - A Further Discussion of Principal Investment Strategies" section of the Prospectus for a complete list of the Underlying Funds, their classification into equity or fixed-income funds and a brief description of their investment objectives and primary investment strategies.

Within the prescribed percentage allocations to equity and fixed-income funds, BFA seeks to diversify LifePath 2040 Portfolio. The equity allocation may be further diversified by style (including both value and growth funds), market capitalization (including both large cap and small cap funds), globally (including domestic and international (including emerging market) funds), or other factors. The fixed-income allocation may be further diversified by sector (including government, corporate, agency, and other sectors), duration (a calculation of the average life of a bond which measures its price risk), credit quality (including non-investment grade debt or junk bonds), geographic location (including U.S. and foreign-issued securities), or other factors. The percentage allocation to the various styles of equity and fixed-income are determined at the discretion of the investment team and can be changed to reflect the current market environment.

PRINCIPAL RISKS OF INVESTING IN LIFEPATH 2040 PORTFOLIO
--------------------------------------------------------------------------------
Risk is inherent in all investing. The value of your investment in LifePath 2040 Portfolio, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in LifePath 2040 Portfolio or your investment may not perform as well as other similar investments. An investment in LifePath 2040 Portfolio is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The following is a summary description of certain risks of investing in LifePath 2040 Portfolio. LifePath 2040 Portfolio invests all of its assets in the 2040 Master Portfolio, which allocates its assets among a combination of Underlying Funds. Therefore, references to LifePath 2040 Portfolio in the description of risks below may include the Underlying Funds in which the 2040 Master Portfolio invests, as applicable.

.. ALLOCATION RISK - LifePath 2040 Portfolio's ability to achieve its investment goal depends upon BFA's skill in determining LifePath 2040 Portfolio's strategic asset class allocation and in selecting the best mix of Underlying Funds. There is a risk that BFA's evaluations and assumptions regarding asset classes or Underlying Funds may be incorrect in view of actual market conditions.

.. CONCENTRATION RISK - To the extent that an underlying index of an Underlying
  Fund is concentrated in the securities of companies, a particular market, industry, group of industries, sector or asset class, country, region or group of countries, that Underlying Fund may be adversely affected by the performance of those securities, may be subject to increased price volatility and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting that market, industry, group of industries, sector or asset class, country, region or group of countries.

.. DEBT SECURITIES RISK - Debt securities, such as bonds, involve credit risk.
  Credit risk is the risk that the borrower will not make timely payments of principal and interest. Changes in an issuer's credit rating or the market's perception of an issuer's creditworthiness may also affect the value of LifePath 2040 Portfolio's investment in that issuer. The degree of credit risk depends on the issuer's financial condition and on the terms of the securities. Debt securities are also subject to interest rate risk. Interest rate risk is the risk that the value of a debt security may fall when interest rates rise. In general, the market price of debt securities with longer maturities will go up or down more in response to changes in interest rates than the market price of shorter term securities.

.. DERIVATIVES RISK - LifePath 2040 Portfolio's use of derivatives may reduce
  LifePath 2040 Portfolio's returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of LifePath 2040 Portfolio's use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets.

.. EMERGING MARKETS RISK - Emerging markets are riskier than more developed markets because they tend to develop unevenly and may never fully develop. Investments in emerging markets may be considered speculative. Emerging markets are more likely to experience hyper-inflation and currency devaluations, which adversely affect returns to U.S. investors. In addition, many emerging securities markets have far lower trading volumes and less liquidity than developed markets.

.. EQUITY SECURITIES RISK - Stock markets are volatile. The price of equity securities fluctuates based on changes in a company's financial condition and overall market and economic conditions.

.. EXTENSION RISK - When interest rates rise, certain obligations will be paid off by the obligor more slowly than anticipated, causing the value of these securities to fall.

.. FOREIGN SECURITIES RISK - Foreign investments often involve special risks not present in U.S. investments that can increase the chances that LifePath 2040 Portfolio will lose money. These risks include:

    . LifePath 2040 Portfolio generally holds its foreign securities and cash in foreign banks and securities depositories, which may be recently organized or new to the foreign custody business and may be subject to only limited or no regulatory oversight.

    . Changes in foreign currency exchange rates can affect the value of LifePath 2040 Portfolio's portfolio.

    . The economies of certain foreign markets may not compare favorably with the economy of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources and balance of payments position.

    . The governments of certain countries may prohibit or impose substantial restrictions on foreign investments in their capital markets or in certain industries.

    . Many foreign governments do not supervise and regulate stock exchanges, brokers and the sale of securities to the same extent as does the United States and may not have laws to protect investors that are comparable to U.S. securities laws.

    . Settlement and clearance procedures in certain foreign markets may result in delays in payment for or delivery of securities not typically associated with settlement and clearance of U.S. investments.

.. INVESTMENTS IN MUTUAL FUNDS AND EXCHANGE TRADED FUNDS RISK - LifePath 2040
  Portfolio will invest substantially all of its assets in Underlying Funds, so LifePath 2040 Portfolio's investment performance is directly related to the performance of the Underlying Funds. LifePath 2040 Portfolio may also directly invest in exchange traded funds ("ETFs"). LifePath 2040 Portfolio's net asset value will change with changes in the value of the mutual funds, ETFs and other securities in which it invests. An investment in LifePath 2040 Portfolio will entail more direct and indirect costs and expenses than a direct investment in the Underlying Funds and ETFs.

.. JUNK BONDS RISK - Although junk bonds generally pay higher rates of interest than investment grade bonds, junk bonds are high risk investments that may cause income and principal losses for LifePath 2040 Portfolio.

.. MARKET RISK AND SELECTION RISK - Market risk is the risk that one or more markets in which LifePath 2040 Portfolio invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Selection risk is the risk that the securities selected by fund management will underperform the markets, the relevant indexes or the securities selected by other funds with similar investment objectives and investment strategies. This means you may lose money.

.. MORTGAGE- AND ASSET-BACKED SECURITIES RISK - Mortgage- and asset-backed securities represent interests in "pools" of mortgages or other assets, including consumer loans or receivables held in trust. Mortgage- and asset-backed securities are subject to credit, interest rate, prepayment and extension risks. These securities also are subject to risk of default on the underlying mortgage or asset, particularly during periods of economic downturn. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-backed securities.

.. PASSIVE INVESTMENT RISK - Because BFA does not select individual companies in the underlying indexes for certain Underlying Funds, those Underlying Funds may hold stocks in companies that present risks that an adviser researching individual stocks might seek to avoid.

.. PREPAYMENT RISK - When interest rates fall, certain obligations will be paid off by the obligor more quickly than originally anticipated, and LifePath 2040 Portfolio may have to invest the proceeds in securities with lower yields.

.. REIT INVESTMENT RISK - Investments in REITs involve unique risks. REITs may have limited financial resources, may trade less frequently and in limited volume and may be more volatile than other securities.

.. SECURITIES LENDING RISK - Securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, LifePath 2040 Portfolio may lose money and there may be a delay in recovering the loaned securities. LifePath 2040 Portfolio could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral. These events could trigger adverse tax consequences for LifePath 2040 Portfolio.

.. U.S. GOVERNMENT OBLIGATIONS RISK - Certain securities in which LifePath 2040
  Portfolio may invest, including securities issued by certain U.S. government agencies and U.S. government sponsored enterprises, are not guaranteed by the U.S. government or supported by the full faith and credit of the United States.

PERFORMANCE INFORMATION
--------------------------------------------------------------------------------
The bar chart and table in this section provide some indication of the risks of investing in Class K Shares of LifePath 2040 Portfolio by showing the changes in their performance from year to year. The bar chart shows the returns for Class K Shares of LifePath 2040 Portfolio for each of the last ten calendar years. Prior to May 3, 2010, Class K Shares were designated Class S Shares. The performance information for the periods from January 1, 2000 through May 30, 2008 (the date Class K Shares commenced operations) shows the performance of Institutional Shares of LifePath 2040 Portfolio adjusted to reflect the different administration fees and expenses of Class K Shares. The average annual total return table compares the performance (before and after taxes) of Class K Shares of LifePath 2040 Portfolio to that of the LifePath 2040
Portfolio Custom Benchmark. The LifePath 2040 Portfolio Custom Benchmark, a customized weighted index comprised of the different indexes set forth in the table below, is representative of the asset classes in which LifePath 2040 Portfolio invests according to their weightings as of the most recent quarter-end. For all periods prior to March 15, 2004, the returns for LifePath 2040 Portfolio reflect the direct investment by 2040 Master Portfolio in a portfolio of securities and also reflect investment in accordance with a model that included "tactical," or short-term, shifts in allocation between stocks and bonds. How LifePath 2040 Portfolio performed in the past (before and after taxes) is not necessarily an indication of how it will perform in the future.
If BFA and its affiliates had not waived or reimbursed certain LifePath 2040 Portfolio expenses during these periods, LifePath 2040 Portfolio's returns would have been lower.

LIFEPATH 2040 PORTFOLIO - CLASS K SHARES

                 ANNUAL TOTAL RETURNS (YEARS ENDED DECEMBER 31)

[GRAPHIC APPEARS HERE]

2000     -9.36%
2001    -13.06%
2002    -18.38%
2003     27.99%
2004     11.78%
2005      8.59%
2006     17.32%
2007      2.38%
2008    -35.41%
2009     28.52%

During the periods shown in the bar chart, the highest return for a quarter was 19.11% (quarter ended June 30, 2009) and the lowest return for a quarter was -20.70% (quarter ended December 31, 2008). The year-to-date return as of March 31, 2010 was 3.98%.

AS OF 12/31/09
AVERAGE ANNUAL TOTAL RETURNS                                                               1 YEAR     5 YEARS     10 YEARS
--------------------------------------------------------------------------------------------------------------------------
 LifePath 2040 Portfolio - Class K Shares
--------------------------------------------------------------------------------------------------------------------------
  Return Before Taxes                                                                       28.52%       1.56%      -0.08%
--------------------------------------------------------------------------------------------------------------------------
  Return After Taxes on Distributions                                                       27.52%       1.07%      -0.61%
--------------------------------------------------------------------------------------------------------------------------
  Return After Taxes on Distributions and Sale of Fund Shares                               18.77%       1.37%      -0.17%
--------------------------------------------------------------------------------------------------------------------------
 LifePath 2040 Portfolio Custom Benchmark (Reflects no deductions for fees,
 expenses or taxes)                                                                         30.52%       2.15%       0.87%
--------------------------------------------------------------------------------------------------------------------------
 S&P 1500 Index (Reflects no deductions for fees, expenses or taxes)                        27.25%       0.69%      -0.20%
--------------------------------------------------------------------------------------------------------------------------
 Barclays Capital U.S. Aggregate Bond Index (Reflects no deductions for fees,
 expenses or taxes)                                                                          5.93%       4.97%       6.33%
--------------------------------------------------------------------------------------------------------------------------
 MSCI All Country World Index ex US IMI Index (Reflects no deductions for fees,
 expenses or taxes)                                                                         43.60%       6.04%       2.69%
--------------------------------------------------------------------------------------------------------------------------
 Citigroup 3-Month Treasury Bill Index (Reflects no deductions for fees, expenses or
 taxes)                                                                                      0.16%       2.88%       2.84%
--------------------------------------------------------------------------------------------------------------------------
 Barclays Capital U.S. Treasury Inflation Protected Securities (TIPS) Index (Series-L)
 (Reflects no deductions for fees, expenses or taxes)                                       11.41%       4.63%       7.69%
--------------------------------------------------------------------------------------------------------------------------
 FTSE EPRA/NAREIT Global Real Estate Index (Reflects no deductions for fees,
 expenses or taxes)                                                                         38.25%       2.00%       9.21%
--------------------------------------------------------------------------------------------------------------------------

After-tax returns in the table above are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

INVESTMENT ADVISER
--------------------------------------------------------------------------------
The 2040 Master Portfolio's investment manager is BFA.

PORTFOLIO MANAGERS
--------------------------------------------------------------------------------

                      PORTFOLIO
                      MANAGER OF
                       THE 2040
                        MASTER
                      PORTFOLIO
NAME                    SINCE        TITLE
--------------------------------------------------------------------------------
 Dagmar Nikles          2005         Director of BTC
--------------------------------------------------------------------------------
 Leslie Gambon          2007         Director of BTC
--------------------------------------------------------------------------------
 Alan Mason             2009         Managing Director of BTC
--------------------------------------------------------------------------------
 Amy Whitelaw           2010         Director of BTC
--------------------------------------------------------------------------------

                                   *   *   *

For important information about the purchase and sale of LifePath Portfolio shares, tax information, and financial intermediary compensation, please turn to "Important Additional Information" on page 54 of the Prospectus.

LifePath 2045 Portfolio Overview
--------------------------------------------------------------------------------
KEY FACTS ABOUT LIFEPATH 2045 PORTFOLIO

INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------
LifePath 2045 Portfolio, a series of BlackRock Funds III (the "Trust"), is managed for investors planning to retire (or begin to withdraw substantial portions of their investment) approximately in the year 2045. LifePath 2045 Portfolio's investment objective may be changed by the Trust's Board of Trustees without shareholder approval.

FEES AND EXPENSES OF LIFEPATH 2045 PORTFOLIO
--------------------------------------------------------------------------------
The table below describes the fees and expenses that you may pay if you buy and hold Class K Shares (formerly, Class S Shares) of LifePath 2045 Portfolio.

ANNUAL CLASS OPERATING EXPENSES
(EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE OF YOUR INVESTMENT)   Class K
                                                                                     Shares
-------------------------------------------------------------------------------------------
 Management Fee/(1)/                                                                 0.35%
-------------------------------------------------------------------------------------------
 Distribution and/or Service (12b-1) Fees                                            None
-------------------------------------------------------------------------------------------
 Other Expenses/(2)/                                                                 0.17%
  Administration Fees                                                           0.15%
  Independent Expenses/(3)/                                                     0.02%
-------------------------------------------------------------------------------------------
 Acquired Fund Fees and Expenses (Underlying Funds)/(4)/                             0.34%
-------------------------------------------------------------------------------------------
 Total Annual Class Operating Expenses/(5)/                                          0.86%
-------------------------------------------------------------------------------------------
 Fee Waivers and/or Expense Reimbursements/(1)(3)/                                  (0.36)%
-------------------------------------------------------------------------------------------
 Total Annual Class Operating Expenses After Fee Waivers and/or Expense              0.50%
 Reimbursements/(1)(3)(5)/
-------------------------------------------------------------------------------------------

-------
/(1)/ BlackRock Fund Advisors ("BFA"), the investment adviser to LifePath 2045
      Master Portfolio (the "2045 Master Portfolio"), a series of Master Investment Portfolio ("MIP"), has contractually agreed to waive its management fee at the 2045 Master Portfolio level in an amount equal to the management fees and administration fees, if any, received by BFA or BlackRock Institutional Trust Company, N.A. ("BTC"), from each investment company in which 2045 Master Portfolio invests through the close of business on April 30, 2012 (the "contractual waiver"). The contractual waiver may not be terminated prior to April 30, 2012 without the consent of the Board of Trustees of MIP.
/(2)/ "Other Expenses" are based on estimated amounts for 2010.
/(3)/ "Independent Expenses" consist of LifePath 2045 Portfolio's allocable portion of the fees and expenses of the independent trustees of the Trust and MIP, counsel to such independent trustees and the independent registered public accounting firm that provides audit services to LifePath 2045 Portfolio and the 2045 Master Portfolio. BTC and BFA have contractually agreed to reimburse, or provide offsetting credits to, LifePath 2045 Portfolio and the 2045 Master Portfolio, as applicable, for Independent Expenses through the close of business on April 30, 2012. After giving effect to such contractual arrangements, Independent Expenses will be 0.00%. Such contractual arrangements may not be terminated prior to April 30, 2012 without the consent of the Board of Trustees of the Trust or MIP, as applicable.
/(4)/ "Acquired Fund Fees and Expenses (Underlying Funds)" reflect LifePath 2045
      Portfolio's PRO RATA share of the fees and expenses incurred by investing in certain other funds, including the underlying funds. "Acquired Fund Fees and Expenses" are estimated for LifePath 2045 Portfolio.
/(5)/ Total Annual Class Operating Expenses in the table above and the following example reflect the expenses of Class K Shares of LifePath 2045 Portfolio and the 2045 Master Portfolio and also reflect a weighted average of the total operating expense ratios of the underlying funds in which the 2045 Master Portfolio invests.

EXAMPLE
This Example is intended to help you compare the cost of investing in Class K Shares of LifePath 2045 Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in Class K Shares of LifePath 2045 Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that Class K Shares of LifePath 2045

Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                 1 YEAR   3 YEARS
--------------------------------------------------------------------------------
                                 $   51   $   206
--------------------------------------------------------------------------------

PORTFOLIO TURNOVER
The 2045 Master Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual class operating expenses or in the Example, affect LifePath 2045 Portfolio's performance.

PRINCIPAL INVESTMENT STRATEGIES OF LIFEPATH 2045 PORTFOLIO
--------------------------------------------------------------------------------
LifePath 2045 Portfolio invests all of its assets in the 2045 Master Portfolio, a separate mutual fund with a substantially identical investment objective, which allocates and reallocates its assets among a combination of equity, bond and money market funds (the "Underlying Funds") in proportions based on its own comprehensive investment strategy.

LifePath 2045 Portfolio is designed for investors expecting to retire or to begin withdrawing assets around the year 2045. As of the date of this Prospectus, LifePath 2045 Portfolio is expected to invest approximately 93% of its assets in Underlying Funds that invest primarily in equity securities, 7% of its assets in Underlying Funds that invest primarily in bonds and the remainder of its assets in Underlying Funds that invest primarily in money market instruments. Certain Underlying Funds may invest in real estate investment trusts ("REITs"), foreign securities, emerging markets, below investment-grade bonds and derivative securities or instruments, such as options and futures, the value of which is derived from another security, a commodity, a currency or an index.

Under normal circumstances, the asset allocation will change over time according to a predetermined "glide path" as LifePath 2045 Portfolio approaches its target date. The glide path below represents the shifting of asset classes over time. As the glide path shows, LifePath 2045 Portfolio's asset mix becomes more conservative - both prior to and after retirement - as time elapses. This reflects the need for reduced investment risks as retirement approaches and the need for lower volatility of LifePath 2045 Portfolio, which may be a primary source of income after retirement.

The following chart illustrates the glide path - the target allocation among asset classes as the LifePath Portfolios approach their target dates:

[GRAPHIC APPEARS HERE]

The asset allocation targets are established by the portfolio managers working with oversight from a committee of BFA investment professionals. The investment team, including the portfolio managers and this investment committee, meets regularly to assess market conditions, review the asset allocation targets of LifePath 2045 Portfolio, and determine whether any changes are required to enable LifePath 2045 Portfolio to achieve its investment objective.

Although the asset allocation targets listed for the glide path are general, long-term targets, BFA may periodically adjust the proportion of equity funds and fixed-income funds in LifePath 2045 Portfolio, based on an assessment of the current market conditions and the potential contribution of each asset class to the expected risk and return characteristics of LifePath 2045 Portfolio. In general, the adjustments will be limited to +/- 10% relative to the target allocations. BFA may determine, in light of market conditions or other factors, that a greater variation is warranted to protect LifePath 2045 Portfolio or achieve its investment objective.

BFA's second step in the structuring of LifePath 2045 Portfolio is the selection of the Underlying Funds. Factors such as fund classifications, historical risk and performance, and the relationship to other Underlying Funds in LifePath 2045 Portfolio are considered when selecting Underlying Funds. The specific Underlying Funds selected for LifePath 2045 Portfolio are determined at BFA's discretion and may change as deemed appropriate to allow LifePath 2045 Portfolio to meet its investment objective. See the "Details About the LifePath Portfolios - A Further Discussion of Principal Investment Strategies" section of the Prospectus for a complete list of the Underlying Funds, their classification into equity or fixed-income funds and a brief description of their investment objectives and primary investment strategies.

Within the prescribed percentage allocations to equity and fixed-income funds, BFA seeks to diversify LifePath 2045 Portfolio. The equity allocation may be further diversified by style (including both value and growth funds), market capitalization (including both large cap and small cap funds), globally (including domestic and international (including emerging market) funds), or other factors. The fixed-income allocation may be further diversified by sector (including government, corporate, agency, and other sectors), duration (a calculation of the average life of a bond which measures its price risk), credit quality (including non-investment grade debt or junk bonds), geographic location (including U.S. and foreign-issued securities), or other factors. The percentage allocation to the various styles of equity and fixed-income are determined at the discretion of the investment team and can be changed to reflect the current market environment.

PRINCIPAL RISKS OF INVESTING IN LIFEPATH 2045 PORTFOLIO
--------------------------------------------------------------------------------
Risk is inherent in all investing. The value of your investment in LifePath 2045 Portfolio, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in LifePath 2045 Portfolio or your investment may not perform as well as other similar investments. An investment in LifePath 2045 Portfolio is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The following is a summary description of certain risks of investing in LifePath 2045 Portfolio. LifePath 2045 Portfolio invests all of its assets in the 2045 Master Portfolio, which allocates its assets among a combination of Underlying Funds. Therefore, references to LifePath 2045 Portfolio in the description of risks below may include the Underlying Funds in which the 2045 Master Portfolio invests, as applicable.

.. ALLOCATION RISK - LifePath 2045 Portfolio's ability to achieve its investment goal depends upon BFA's skill in determining LifePath 2045 Portfolio's strategic asset class allocation and in selecting the best mix of Underlying Funds. There is a risk that BFA's evaluations and assumptions regarding asset classes or Underlying Funds may be incorrect in view of actual market conditions.

.. CONCENTRATION RISK - To the extent that an underlying index of an Underlying
  Fund is concentrated in the securities of companies, a particular market, industry, group of industries, sector or asset class, country, region or group of countries, that Underlying Fund may be adversely affected by the performance of those securities, may be subject to increased price volatility and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting that market, industry, group of industries, sector or asset class, country, region or group of countries.

.. DEBT SECURITIES RISK - Debt securities, such as bonds, involve credit risk.
  Credit risk is the risk that the borrower will not make timely payments of principal and interest. Changes in an issuer's credit rating or the market's perception of an issuer's creditworthiness may also affect the value of LifePath 2045 Portfolio's investment in that issuer. The degree of credit risk depends on the issuer's financial condition and on the terms of the securities. Debt securities are also subject to interest rate risk. Interest rate risk is the risk that the value of a debt security may fall when interest rates rise. In general, the market price of debt securities with longer maturities will go up or down more in response to changes in interest rates than the market price of shorter term securities.

.. DERIVATIVES RISK - LifePath 2045 Portfolio's use of derivatives may reduce
  LifePath 2045 Portfolio's returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of LifePath 2045 Portfolio's use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets.

.. EMERGING MARKETS RISK - Emerging markets are riskier than more developed markets because they tend to develop unevenly and may never fully develop. Investments in emerging markets may be considered speculative. Emerging markets are more likely to experience hyper-inflation and currency devaluations, which adversely affect returns to U.S. investors. In addition, many emerging securities markets have far lower trading volumes and less liquidity than developed markets.

.. EQUITY SECURITIES RISK - Stock markets are volatile. The price of equity securities fluctuates based on changes in a company's financial condition and overall market and economic conditions.

.. EXTENSION RISK - When interest rates rise, certain obligations will be paid off by the obligor more slowly than anticipated, causing the value of these securities to fall.

.. FOREIGN SECURITIES RISK - Foreign investments often involve special risks not present in U.S. investments that can increase the chances that LifePath 2045 Portfolio will lose money. These risks include:

    . LifePath 2045 Portfolio generally holds its foreign securities and cash in foreign banks and securities depositories, which may be recently organized or new to the foreign custody business and may be subject to only limited or no regulatory oversight.

    . Changes in foreign currency exchange rates can affect the value of LifePath 2045 Portfolio's portfolio.

    . The economies of certain foreign markets may not compare favorably with the economy of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources and balance of payments position.

    . The governments of certain countries may prohibit or impose substantial restrictions on foreign investments in their capital markets or in certain industries.

    . Many foreign governments do not supervise and regulate stock exchanges, brokers and the sale of securities to the same extent as does the United States and may not have laws to protect investors that are comparable to U.S. securities laws.

    . Settlement and clearance procedures in certain foreign markets may result in delays in payment for or delivery of securities not typically associated with settlement and clearance of U.S. investments.

.. INVESTMENTS IN MUTUAL FUNDS AND EXCHANGE TRADED FUNDS RISK - LifePath 2045
  Portfolio will invest substantially all of its assets in Underlying Funds, so LifePath 2045 Portfolio's investment performance is directly related to the performance of the Underlying Funds. LifePath 2045 Portfolio may also directly invest in exchange traded funds ("ETFs"). LifePath 2045 Portfolio's net asset value will change with changes in the value of the mutual funds, ETFs and other securities in which it invests. An investment in LifePath 2045 Portfolio will entail more direct and indirect costs and expenses than a direct investment in the Underlying Funds and ETFs.

.. JUNK BONDS RISK - Although junk bonds generally pay higher rates of interest than investment grade bonds, junk bonds are high risk investments that may cause income and principal losses for LifePath 2045 Portfolio.

.. MARKET RISK AND SELECTION RISK - Market risk is the risk that one or more markets in which LifePath 2045 Portfolio invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Selection risk is the risk that the securities selected by fund management will underperform the markets, the relevant indexes or the securities selected by other funds with similar investment objectives and investment strategies. This means you may lose money.

.. MORTGAGE- AND ASSET-BACKED SECURITIES RISK - Mortgage- and asset-backed securities represent interests in "pools" of mortgages or other assets, including consumer loans or receivables held in trust. Mortgage- and asset-backed securities are subject to credit, interest rate, prepayment and extension risks. These securities also are subject to risk of default on the underlying mortgage or asset, particularly during periods of economic downturn. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-backed securities.

.. PASSIVE INVESTMENT RISK - Because BFA does not select individual companies in the underlying indexes for certain Underlying Funds, those Underlying Funds may hold stocks in companies that present risks that an adviser researching individual stocks might seek to avoid.

.. PREPAYMENT RISK - When interest rates fall, certain obligations will be paid off by the obligor more quickly than originally anticipated, and LifePath 2045 Portfolio may have to invest the proceeds in securities with lower yields.

.. REIT INVESTMENT RISK - Investments in REITs involve unique risks. REITs may have limited financial resources, may trade less frequently and in limited volume and may be more volatile than other securities.

.. SECURITIES LENDING RISK - Securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, LifePath 2045 Portfolio may lose money and there may be a delay in recovering the loaned securities. LifePath 2045 Portfolio could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral. These events could trigger adverse tax consequences for LifePath 2045 Portfolio.

.. U.S. GOVERNMENT OBLIGATIONS RISK - Certain securities in which LifePath 2045
  Portfolio may invest, including securities issued by certain U.S. government agencies and U.S. government sponsored enterprises, are not guaranteed by the U.S. government or supported by the full faith and credit of the United States.

PERFORMANCE INFORMATION
--------------------------------------------------------------------------------
LifePath 2045 Portfolio expects to commence operations as soon as practicable after the date of this Prospectus. Because LifePath 2045 Portfolio does not have a full year of operations, it does not disclose its performance history in this Prospectus.

INVESTMENT ADVISER
--------------------------------------------------------------------------------
The 2045 Master Portfolio's investment manager is BFA.

PORTFOLIO MANAGERS
--------------------------------------------------------------------------------

                      PORTFOLIO
                      MANAGER OF
                       THE 2045
                        MASTER
                      PORTFOLIO
NAME                    SINCE        TITLE
--------------------------------------------------------------------------------
 Dagmar Nikles          2010         Director of BTC
--------------------------------------------------------------------------------
 Leslie Gambon          2010         Director of BTC
--------------------------------------------------------------------------------
 Alan Mason             2010         Managing Director of BTC
--------------------------------------------------------------------------------
 Amy Whitelaw           2010         Director of BTC
--------------------------------------------------------------------------------

                                   *   *   *

For important information about the purchase and sale of LifePath Portfolio shares, tax information, and financial intermediary compensation, please turn to "Important Additional Information" on page 54 of the Prospectus.

LifePath 2050 Portfolio Overview
--------------------------------------------------------------------------------
KEY FACTS ABOUT LIFEPATH 2050 PORTFOLIO

INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------
LifePath 2050 Portfolio, a series of BlackRock Funds III (the "Trust"), is managed for investors planning to retire (or begin to withdraw substantial portions of their investment) approximately in the year 2050. LifePath 2050 Portfolio's investment objective may be changed by the Trust's Board of Trustees without shareholder approval.

FEES AND EXPENSES OF LIFEPATH 2050 PORTFOLIO
--------------------------------------------------------------------------------
The table below describes the fees and expenses that you may pay if you buy and hold Class K Shares (formerly, Class S Shares) of LifePath 2050 Portfolio.

ANNUAL CLASS OPERATING EXPENSES
(EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE OF YOUR INVESTMENT)   Class K
                                                                                     Shares
-------------------------------------------------------------------------------------------
 Management Fee/(1)/                                                                 0.35%
-------------------------------------------------------------------------------------------
 Distribution and/or Service (12b-1) Fees                                            None
-------------------------------------------------------------------------------------------
 Other Expenses                                                                      0.48%
  Administration Fees                                                           0.15%
  Independent Expenses/(2)(3)/                                                  0.33%
-------------------------------------------------------------------------------------------
 Acquired Fund Fees and Expenses (Underlying Funds)/(4)/                             0.34%
-------------------------------------------------------------------------------------------
 Total Annual Class Operating Expenses/(5)/                                          1.17%
-------------------------------------------------------------------------------------------
 Fee Waivers and/or Expense Reimbursements/(1)(3)/                                  (0.67)%
-------------------------------------------------------------------------------------------
 Total Annual Class Operating Expenses After Fee Waivers and/or Expense              0.50%
 Reimbursements/(1)(3)(5)/
-------------------------------------------------------------------------------------------

-------
/(1)/ BlackRock Fund Advisors ("BFA"), the investment adviser to LifePath 2050
      Master Portfolio (the "2050 Master Portfolio"), a series of Master Investment Portfolio ("MIP"), has contractually agreed to waive its management fee at the 2050 Master Portfolio level in an amount equal to the management fees and administration fees, if any, received by BFA or BlackRock Institutional Trust Company, N.A. ("BTC"), from each investment company in which the 2050 Master Portfolio invests through the close of business on April 30, 2012 (the "contractual waiver"). The contractual waiver may not be terminated prior to April 30, 2012 without the consent of the Board of Trustees of MIP.
/(2)/ Independent Expenses have been restated to reflect current fees.

/(3)/ "Independent Expenses" consist of LifePath 2050 Portfolio's allocable portion of the fees and expenses of the independent trustees of the Trust and MIP, counsel to such independent trustees and the independent registered public accounting firm that provides audit services to LifePath 2050 Portfolio and the 2050 Master Portfolio. BTC and BFA have contractually agreed to reimburse, or provide offsetting credits to, LifePath 2050 Portfolio and the 2050 Master Portfolio, as applicable, for Independent Expenses through the close of business on April 30, 2012. After giving effect to such contractual arrangements, Independent Expenses will be 0.00%. Such contractual arrangements may not be terminated prior to April 30, 2012 without the consent of the Board of Trustees of the Trust or MIP, as applicable.
/(4)/ "Acquired Fund Fees and Expenses (Underlying Funds)" reflect LifePath 2050
      Portfolio's PRO RATA share of the fees and expenses incurred by investing in certain other funds, including the underlying funds.
/(5)/ Total Annual Class Operating Expenses in the table above and the following example reflect the expenses of Class K Shares of LifePath 2050 Portfolio and the 2050 Master Portfolio and also reflect a weighted average of the total operating expense ratios of the underlying funds in which the 2050 Master Portfolio invests.

EXAMPLE
This Example is intended to help you compare the cost of investing in Class K Shares of LifePath 2050 Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in Class K Shares of LifePath 2050 Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that Class K Shares of LifePath 2050 Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

          1 YEAR       3 YEARS       5 YEARS        10 YEARS
---------------------------------------------------------------------------------------------------
          $  51        $  235        $  510        $  1,297
---------------------------------------------------------------------------------------------------

PORTFOLIO TURNOVER
The 2050 Master Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual class operating expenses or in the Example, affect LifePath 2050 Portfolio's performance. During the most recent fiscal year, the 2050 Master Portfolio's portfolio turnover rate was 12% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES OF LIFEPATH 2050 PORTFOLIO
--------------------------------------------------------------------------------
LifePath 2050 Portfolio invests all of its assets in the 2050 Master Portfolio, a separate mutual fund with a substantially identical investment objective, which allocates and reallocates its assets among a combination of equity, bond and money market funds (the "Underlying Funds") in proportions based on its own comprehensive investment strategy.

LifePath 2050 Portfolio is designed for investors expecting to retire or to begin withdrawing assets around the year 2050. As of March 31, 2010, LifePath 2050 Portfolio held approximately 99% of its assets in Underlying Funds that invest primarily in equity securities, 1% of its assets in Underlying Funds that invest primarily in bonds and the remainder of its assets in Underlying Funds that invest primarily in money market instruments. Certain Underlying Funds may invest in real estate investment trusts ("REITs"), foreign securities, emerging markets, below investment-grade bonds and derivative securities or instruments, such as options and futures, the value of which is derived from another security, a commodity, a currency or an index.

Under normal circumstances, the asset allocation will change over time according to a predetermined "glide path" as LifePath 2050 Portfolio approaches its target date. The glide path below represents the shifting of asset classes over time. As the glide path shows, LifePath 2050 Portfolio's asset mix becomes more conservative - both prior to and after retirement - as time elapses. This reflects the need for reduced investment risks as retirement approaches and the need for lower volatility of LifePath 2050 Portfolio, which may be a primary source of income after retirement.

The following chart illustrates the glide path - the target allocation among asset classes as the LifePath Portfolios approach their target dates:

[GRAPHIC APPEARS HERE]

The asset allocation targets are established by the portfolio managers working with oversight from a committee of BFA investment professionals. The investment team, including the portfolio managers and this investment committee, meets regularly to assess market conditions, review the asset allocation targets of LifePath 2050 Portfolio, and determine whether any changes are required to enable LifePath 2050 Portfolio to achieve its investment objective.

Although the asset allocation targets listed for the glide path are general, long-term targets, BFA may periodically adjust the proportion of equity funds and fixed-income funds in LifePath 2050 Portfolio, based on an assessment of the current market conditions and the potential contribution of each asset class to the expected risk and return characteristics of LifePath 2050 Portfolio. In general, the adjustments will be limited to +/- 10% relative to the target allocations. BFA may determine, in light of market conditions or other factors, that a greater variation is warranted to protect LifePath 2050 Portfolio or achieve its investment objective.

BFA's second step in the structuring of LifePath 2050 Portfolio is the selection of the Underlying Funds. Factors such as fund classifications, historical risk and performance, and the relationship to other Underlying Funds in LifePath 2050 Portfolio are considered when selecting Underlying Funds. The specific Underlying Funds selected for LifePath 2050 Portfolio are determined at BFA's discretion and may change as deemed appropriate to allow LifePath 2050 Portfolio to meet its investment objective. See the "Details About the LifePath Portfolios - A Further Discussion of Principal Investment Strategies" section of the Prospectus for a complete list of the Underlying Funds, their classification into equity or fixed-income funds and a brief description of their investment objectives and primary investment strategies.

Within the prescribed percentage allocations to equity and fixed-income funds, BFA seeks to diversify LifePath 2050 Portfolio. The equity allocation may be further diversified by style (including both value and growth funds), market capitalization (including both large cap and small cap funds), globally (including domestic and international (including emerging market) funds), or other factors. The fixed-income allocation may be further diversified by sector (including government, corporate, agency, and other sectors), duration (a calculation of the average life of a bond which measures its price risk), credit quality (including non-investment grade debt or junk bonds), geographic location (including U.S. and foreign-issued securities), or other factors. The percentage allocation to the various styles of equity and fixed-income are determined at the discretion of the investment team and can be changed to reflect the current market environment.

PRINCIPAL RISKS OF INVESTING IN LIFEPATH 2050 PORTFOLIO
--------------------------------------------------------------------------------
Risk is inherent in all investing. The value of your investment in LifePath 2050 Portfolio, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in LifePath 2050 Portfolio or your investment may not perform as well as other similar investments. An investment in LifePath 2050 Portfolio is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The following is a summary description of certain risks of investing in LifePath 2050 Portfolio. LifePath 2050 Portfolio invests all of its assets in the 2050 Master Portfolio, which allocates its assets among a combination of Underlying Funds. Therefore, references to LifePath 2050 Portfolio in the description of risks below may include the Underlying Funds in which the 2050 Master Portfolio invests, as applicable.

.. ALLOCATION RISK - LifePath 2050 Portfolio's ability to achieve its investment goal depends upon BFA's skill in determining LifePath 2050 Portfolio's strategic asset class allocation and in selecting the best mix of Underlying Funds. There is a risk that BFA's evaluations and assumptions regarding asset classes or Underlying Funds may be incorrect in view of actual market conditions.

.. CONCENTRATION RISK - To the extent that an underlying index of an Underlying
  Fund is concentrated in the securities of companies, a particular market, industry, group of industries, sector or asset class, country, region or group of countries, that Underlying Fund may be adversely affected by the performance of those securities, may be subject to increased price volatility and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting that market, industry, group of industries, sector or asset class, country, region or group of countries.

.. DEBT SECURITIES RISK - Debt securities, such as bonds, involve credit risk.
  Credit risk is the risk that the borrower will not make timely payments of principal and interest. Changes in an issuer's credit rating or the market's perception of an issuer's creditworthiness may also affect the value of LifePath 2050 Portfolio's investment in that issuer. The degree of credit risk depends on the issuer's financial condition and on the terms of the securities. Debt securities are also subject to interest rate risk. Interest rate risk is the risk that the value of a debt security may fall when interest rates rise. In general, the market price of debt securities with longer maturities will go up or down more in response to changes in interest rates than the market price of shorter term securities.

.. DERIVATIVES RISK - LifePath 2050 Portfolio's use of derivatives may reduce
  LifePath 2050 Portfolio's returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of LifePath 2050 Portfolio's use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets.

.. EMERGING MARKETS RISK - Emerging markets are riskier than more developed markets because they tend to develop unevenly and may never fully develop. Investments in emerging markets may be considered speculative. Emerging markets are more likely to experience hyper-inflation and currency devaluations, which adversely affect returns to U.S. investors. In addition, many emerging securities markets have far lower trading volumes and less liquidity than developed markets.

.. EQUITY SECURITIES RISK - Stock markets are volatile. The price of equity securities fluctuates based on changes in a company's financial condition and overall market and economic conditions.

.. EXTENSION RISK - When interest rates rise, certain obligations will be paid off by the obligor more slowly than anticipated, causing the value of these securities to fall.

.. FOREIGN SECURITIES RISK - Foreign investments often involve special risks not present in U.S. investments that can increase the chances that LifePath 2050 Portfolio will lose money. These risks include:

    . LifePath 2050 Portfolio generally holds its foreign securities and cash in foreign banks and securities depositories, which may be recently organized or new to the foreign custody business and may be subject to only limited or no regulatory oversight.

    . Changes in foreign currency exchange rates can affect the value of LifePath 2050 Portfolio's portfolio.

    . The economies of certain foreign markets may not compare favorably with the economy of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources and balance of payments position.

    . The governments of certain countries may prohibit or impose substantial restrictions on foreign investments in their capital markets or in certain industries.

    . Many foreign governments do not supervise and regulate stock exchanges, brokers and the sale of securities to the same extent as does the United States and may not have laws to protect investors that are comparable to U.S. securities laws.

    . Settlement and clearance procedures in certain foreign markets may result in delays in payment for or delivery of securities not typically associated with settlement and clearance of U.S. investments.

.. INVESTMENTS IN MUTUAL FUNDS AND EXCHANGE TRADED FUNDS RISK - LifePath 2050
  Portfolio will invest substantially all of its assets in Underlying Funds, so LifePath 2050 Portfolio's investment performance is directly related to the performance of the Underlying Funds. LifePath 2050 Portfolio may also directly invest in exchange traded funds ("ETFs"). LifePath 2050 Portfolio's net asset value will change with changes in the value of the mutual funds, ETFs and other securities in which it invests. An investment in LifePath 2050 Portfolio will entail more direct and indirect costs and expenses than a direct investment in the Underlying Funds and ETFs.

.. JUNK BONDS RISK - Although junk bonds generally pay higher rates of interest than investment grade bonds, junk bonds are high risk investments that may cause income and principal losses for LifePath 2050 Portfolio.

.. MARKET RISK AND SELECTION RISK - Market risk is the risk that one or more markets in which LifePath 2050 Portfolio invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Selection risk is the risk that the securities selected by fund management will underperform the markets, the relevant indexes or the securities selected by other funds with similar investment objectives and investment strategies. This means you may lose money.

.. MORTGAGE- AND ASSET-BACKED SECURITIES RISK - Mortgage- and asset-backed securities represent interests in "pools" of mortgages or other assets, including consumer loans or receivables held in trust. Mortgage- and asset-backed securities are subject to credit, interest rate, prepayment and extension risks. These securities also are subject to risk of default on the underlying mortgage or asset, particularly during periods of economic downturn. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-backed securities.

.. PASSIVE INVESTMENT RISK - Because BFA does not select individual companies in the underlying indexes for certain Underlying Funds, those Underlying Funds may hold stocks in companies that present risks that an adviser researching individual stocks might seek to avoid.

.. PREPAYMENT RISK - When interest rates fall, certain obligations will be paid off by the obligor more quickly than originally anticipated, and LifePath 2050 Portfolio may have to invest the proceeds in securities with lower yields.

.. REIT INVESTMENT RISK - Investments in REITs involve unique risks. REITs may have limited financial resources, may trade less frequently and in limited volume and may be more volatile than other securities.

.. SECURITIES LENDING RISK - Securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, LifePath 2050 Portfolio may lose money and there may be a delay in recovering the loaned securities. LifePath 2050 Portfolio could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral. These events could trigger adverse tax consequences for LifePath 2050 Portfolio.

.. U.S. GOVERNMENT OBLIGATIONS RISK - Certain securities in which LifePath 2050
  Portfolio may invest, including securities issued by certain U.S. government agencies and U.S. government sponsored enterprises, are not guaranteed by the U.S. government or supported by the full faith and credit of the United States.

PERFORMANCE INFORMATION
--------------------------------------------------------------------------------
The bar chart and table in this section provide some indication of the risks of investing in Class K Shares of LifePath 2050 Portfolio. The bar chart shows the returns for Class K Shares of LifePath 2050 Portfolio for the last calendar year. Prior to May 3, 2010, Class K Shares were designated Class S Shares. The average annual total return table compares the performance (before and after taxes) of Class K Shares of LifePath 2050 Portfolio to that of the LifePath
2050 Portfolio Custom Benchmark. The LifePath 2050 Portfolio Custom Benchmark, a customized weighted index comprised of the different indexes set forth in the table below, is representative of the asset classes in which LifePath 2050 Portfolio invests according to their weightings as of the most recent quarter-end. How LifePath 2050 Portfolio performed in the past (before and after taxes) is not necessarily an indication of how it will perform in the future. If BFA and its affiliates had not waived or reimbursed certain LifePath 2050 Portfolio expenses during these periods, LifePath 2050 Portfolio's returns would have been lower.

LIFEPATH 2050 PORTFOLIO - CLASS K SHARES

                 ANNUAL TOTAL RETURNS (YEAR ENDED DECEMBER 31)

                             [GRAPHIC APPEARS HERE]

2009   30.89%

During the period shown in the bar chart, the highest return for a quarter was 21.13% (quarter ended June 30, 2009) and the lowest return for a quarter was -12.65% (quarter ended March 31, 2009). The year-to-date return as of March 31, 2010 was 4.19%.

                                                                                                                  SINCE
                                                                                                                INCEPTION
AS OF 12/31/09                                                                                                  (JUNE 30,
AVERAGE ANNUAL TOTAL RETURNS                                                                     1 YEAR            2008)
-------------------------------------------------------------------------------------------------------------------------
LifePath 2050 Portfolio - Class K Shares
-------------------------------------------------------------------------------------------------------------------------
  Return Before Taxes                                                                             30.89%          -7.53%
-------------------------------------------------------------------------------------------------------------------------
  Return After Taxes on Distributions                                                             29.05%          -8.49%
-------------------------------------------------------------------------------------------------------------------------
  Return After Taxes on Distributions and Sale of Fund Shares                                     20.20%          -6.87%
-------------------------------------------------------------------------------------------------------------------------
LifePath 2050 Portfolio Custom Benchmark (Reflects no deductions for fees,
  expenses or taxes)                                                                              34.11%          -6.38%
-------------------------------------------------------------------------------------------------------------------------
S&P 1500 Index (Reflects no deductions for fees, expenses or taxes)                               27.25%            N/A
-------------------------------------------------------------------------------------------------------------------------
Barclays Capital U.S. Aggregate Bond Index (Reflects no deductions for fees,
  expenses or taxes)                                                                               5.93%            N/A
-------------------------------------------------------------------------------------------------------------------------
MSCI All Country World Index ex US IMI Index (Reflects no deductions for fees,
  expenses or taxes)                                                                              43.60%            N/A
-------------------------------------------------------------------------------------------------------------------------
Citigroup 3-Month Treasury Bill Index (Reflects no deductions for fees, expenses or
  taxes)                                                                                           0.16%            N/A
-------------------------------------------------------------------------------------------------------------------------
Barclays Capital U.S. Treasury Inflation Protected Securities (TIPS) Index (Series-L)
  (Reflects no deductions for fees, expenses or taxes)                                            11.41%            N/A
-------------------------------------------------------------------------------------------------------------------------
FTSE EPRA/NAREIT Global Real Estate Index (Reflects no deductions for fees,
  expenses or taxes)                                                                              38.25%            N/A
-------------------------------------------------------------------------------------------------------------------------

After-tax returns in the table above are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

INVESTMENT ADVISER
--------------------------------------------------------------------------------
The 2050 Master Portfolio's investment manager is BFA.

PORTFOLIO MANAGERS
--------------------------------------------------------------------------------

                      PORTFOLIO
                      MANAGER OF
                       THE 2050
                        MASTER
                      PORTFOLIO
NAME                    SINCE           TITLE
Dagmar Nikles           2008            Director of BTC
Leslie Gambon           2008            Director of BTC
Alan Mason              2009            Managing Director of BTC
Amy Whitelaw            2010            Director of BTC

                                      *   *   *

For important information about the purchase and sale of LifePath Portfolio shares, tax information, and financial intermediary compensation, please turn to "Important Additional Information" on page 54 of the Prospectus.

LifePath 2055 Portfolio Overview
--------------------------------------------------------------------------------
KEY FACTS ABOUT LIFEPATH 2055 PORTFOLIO

INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------
LifePath 2055 Portfolio, a series of BlackRock Funds III (the "Trust"), is managed for investors planning to retire (or begin to withdraw substantial portions of their investment) approximately in the year 2055. LifePath 2055 Portfolio's investment objective may be changed by the Trust's Board of Trustees without shareholder approval.

FEES AND EXPENSES OF LIFEPATH 2055 PORTFOLIO
--------------------------------------------------------------------------------
The table below describes the fees and expenses that you may pay if you buy and hold Class K Shares (formerly, Class S Shares) of LifePath 2055 Portfolio.

ANNUAL CLASS OPERATING EXPENSES
(EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE OF YOUR INVESTMENT)   Class K
                                                                                     Shares
-------------------------------------------------------------------------------------------
Management Fee/(1)/                                                                  0.35%
-------------------------------------------------------------------------------------------
Distribution and/or Service (12b-1) Fees                                             None
-------------------------------------------------------------------------------------------
Other Expenses/(2)/                                                                  0.17%
  Administration Fees                                                           0.15%
  Independent Expenses/(3)/                                                     0.02%
-------------------------------------------------------------------------------------------
Acquired Fund Fees and Expenses (Underlying Funds)/(4)/                              0.34%
-------------------------------------------------------------------------------------------
Total Annual Class Operating Expenses/(5)/                                           0.86%
-------------------------------------------------------------------------------------------
Fee Waivers and/or Expense Reimbursements/(1)(3)/                                   (0.36)%
-------------------------------------------------------------------------------------------
Total Annual Class Operating Expenses After Fee Waivers and/or Expense               0.50%
Reimbursements/(1)(3)(5)/
-------------------------------------------------------------------------------------------

----------
/(1)/ BlackRock Fund Advisors ("BFA"), the investment adviser to LifePath 2055
      Master Portfolio (the "2055 Master Portfolio"), a series of Master Investment Portfolio ("MIP"), has contractually agreed to waive its management fee at the 2055 Master Portfolio level in an amount equal to the management fees and administration fees, if any, received by BFA or BlackRock Institutional Trust Company, N.A. ("BTC"), from each investment company in which the 2055 Master Portfolio invests through the close of business on April 30, 2012 (the "contractual waiver"). The contractual waiver may not be terminated prior to April 30, 2012 without the consent of the Board of Trustees of MIP.
/(2)/ "Other Expenses" are based on estimated amounts for 2010.
/(3)/ "Independent Expenses" consist of LifePath 2055 Portfolio's allocable portion of the fees and expenses of the independent trustees of the Trust and MIP, counsel to such independent trustees and the independent registered public accounting firm that provides audit services to LifePath 2055 Portfolio and the 2055 Master Portfolio. BTC and BFA have contractually agreed to reimburse, or provide offsetting credits to, LifePath 2055 Portfolio and the 2055 Master Portfolio, as applicable, for Independent Expenses through the close of business on April 30, 2012. After giving effect to such contractual arrangements, Independent Expenses will be 0.00%. Such contractual arrangements may not be terminated prior to April 30, 2012 without the consent of the Board of Trustees of the Trust or MIP, as applicable.
/(4)/ "Acquired Fund Fees and Expenses (Underlying Funds)" reflect LifePath 2055
      Portfolio's PRO RATA share of the fees and expenses incurred by investing in certain other funds, including the underlying funds. "Acquired Fund Fees and Expenses" are estimated for LifePath 2055 Portfolio.
/(5)/ Total Annual Class Operating Expenses in the table above and the following example reflect the expenses of Class K Shares of LifePath 2055 Portfolio and the 2055 Master Portfolio and also reflect a weighted average of the total operating expense ratios of the underlying funds in which the 2055 Master Portfolio invests.

EXAMPLE

This Example is intended to help you compare the cost of investing in Class K Shares of LifePath 2055 Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in Class K Shares of LifePath 2055 Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that Class K Shares of LifePath 2055

Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                         1 YEAR       3 YEARS
--------------------------------------------------------------------------------
                         $  51        $  206
--------------------------------------------------------------------------------

PORTFOLIO TURNOVER

The 2055 Master Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual class operating expenses or in the Example, affect LifePath 2055 Portfolio's performance.

PRINCIPAL INVESTMENT STRATEGIES OF LIFEPATH 2055 PORTFOLIO
--------------------------------------------------------------------------------
LifePath 2055 Portfolio invests all of its assets in the 2055 Master Portfolio, a separate mutual fund with a substantially identical investment objective, which allocates and reallocates its assets among a combination of equity, bond and money market funds (the "Underlying Funds") in proportions based on its own comprehensive investment strategy.

LifePath 2055 Portfolio is designed for investors expecting to retire or to begin withdrawing assets around the year 2055. As of the date of this Prospectus, LifePath 2055 Portfolio is expected to invest approximately 99% of its assets in Underlying Funds that invest primarily in equity securities, 1% of its assets in Underlying Funds that invest primarily in bonds and the remainder of its assets in Underlying Funds that invest primarily in money market instruments. Certain Underlying Funds may invest in real estate investment trusts ("REITs"), foreign securities, emerging markets, below investment-grade bonds and derivative securities or instruments, such as options and futures, the value of which is derived from another security, a commodity, a currency or an index.

Under normal circumstances, the asset allocation will change over time according to a predetermined "glide path" as LifePath 2055 Portfolio approaches its target date. The glide path below represents the shifting of asset classes over time. As the glide path shows, LifePath 2055 Portfolio's asset mix becomes more conservative - both prior to and after retirement - as time elapses. This reflects the need for reduced investment risks as retirement approaches and the need for lower volatility of LifePath 2055 Portfolio, which may be a primary source of income after retirement.

The following chart illustrates the glide path - the target allocation among asset classes as the LifePath Portfolios approach their target dates:

                             [GRAPHIC APPEARS HERE]

The asset allocation targets are established by the portfolio managers working with oversight from a committee of BFA investment professionals. The investment team, including the portfolio managers and this investment committee, meets regularly to assess market conditions, review the asset allocation targets of LifePath 2055 Portfolio, and determine whether any changes are required to enable LifePath 2055 Portfolio to achieve its investment objective.

Although the asset allocation targets listed for the glide path are general, long-term targets, BFA may periodically adjust the proportion of equity funds and fixed-income funds in LifePath 2055 Portfolio, based on an assessment of the current market conditions and the potential contribution of each asset class to the expected risk and return characteristics of LifePath 2055 Portfolio. In general, the adjustments will be limited to +/- 10% relative to the target allocations. BFA may determine, in light of market conditions or other factors, that a greater variation is warranted to protect LifePath 2055 Portfolio or achieve its investment objective.

BFA's second step in the structuring of LifePath 2055 Portfolio is the selection of the Underlying Funds. Factors such as fund classifications, historical risk and performance, and the relationship to other Underlying Funds in LifePath 2055 Portfolio are considered when selecting Underlying Funds. The specific Underlying Funds selected for LifePath 2055 Portfolio are determined at BFA's discretion and may change as deemed appropriate to allow LifePath 2055 Portfolio to meet its investment objective. See the "Details About the LifePath Portfolios - A Further Discussion of Principal Investment Strategies" section of the Prospectus for a complete list of the Underlying Funds, their classification into equity or fixed-income funds and a brief description of their investment objectives and primary investment strategies.

Within the prescribed percentage allocations to equity and fixed-income funds, BFA seeks to diversify LifePath 2055 Portfolio. The equity allocation may be further diversified by style (including both value and growth funds), market capitalization (including both large cap and small cap funds), globally (including domestic and international (including emerging market) funds), or other factors. The fixed-income allocation may be further diversified by sector (including government, corporate, agency, and other sectors), duration (a calculation of the average life of a bond which measures its price risk), credit quality (including non-investment grade debt or junk bonds), geographic location (including U.S. and foreign-issued securities), or other factors. The percentage allocation to the various styles of equity and fixed-income are determined at the discretion of the investment team and can be changed to reflect the current market environment.

PRINCIPAL RISKS OF INVESTING IN LIFEPATH 2055 PORTFOLIO
--------------------------------------------------------------------------------
Risk is inherent in all investing. The value of your investment in LifePath 2055 Portfolio, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in LifePath 2055 Portfolio or your investment may not perform as well as other similar investments. An investment in LifePath 2055 Portfolio is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The following is a summary description of certain risks of investing in LifePath 2055 Portfolio. LifePath 2055 Portfolio invests all of its assets in the 2055 Master Portfolio, which allocates its assets among a combination of Underlying Funds. Therefore, references to LifePath 2055 Portfolio in the description of risks below may include the Underlying Funds in which the 2055 Master Portfolio invests, as applicable.

.. ALLOCATION RISK - LifePath 2055 Portfolio's ability to achieve its investment goal depends upon BFA's skill in determining LifePath 2055 Portfolio's strategic asset class allocation and in selecting the best mix of Underlying Funds. There is a risk that BFA's evaluations and assumptions regarding asset classes or Underlying Funds may be incorrect in view of actual market conditions.

.. CONCENTRATION RISK - To the extent that an underlying index of an Underlying
  Fund is concentrated in the securities of companies, a particular market, industry, group of industries, sector or asset class, country, region or group of countries, that Underlying Fund may be adversely affected by the performance of those securities, may be subject to increased price volatility and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting that market, industry, group of industries, sector or asset class, country, region or group of countries.

.. DEBT SECURITIES RISK - Debt securities, such as bonds, involve credit risk.
  Credit risk is the risk that the borrower will not make timely payments of principal and interest. Changes in an issuer's credit rating or the market's perception of an issuer's creditworthiness may also affect the value of LifePath 2055 Portfolio's investment in that issuer. The degree of credit risk depends on the issuer's financial condition and on the terms of the securities. Debt securities are also subject to interest rate risk. Interest rate risk is the risk that the value of a debt security may fall when interest rates rise. In general, the market price of debt securities with longer maturities will go up or down more in response to changes in interest rates than the market price of shorter term securities.

.. DERIVATIVES RISK - LifePath 2055 Portfolio's use of derivatives may reduce
  LifePath 2055 Portfolio's returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of LifePath 2055 Portfolio's use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets.

.. EMERGING MARKETS RISK - Emerging markets are riskier than more developed markets because they tend to develop unevenly and may never fully develop. Investments in emerging markets may be considered speculative. Emerging markets are more likely to experience hyper-inflation and currency devaluations, which adversely affect returns to U.S. investors. In addition, many emerging securities markets have far lower trading volumes and less liquidity than developed markets.

.. EQUITY SECURITIES RISK - Stock markets are volatile. The price of equity securities fluctuates based on changes in a company's financial condition and overall market and economic conditions.

.. EXTENSION RISK - When interest rates rise, certain obligations will be paid off by the obligor more slowly than anticipated, causing the value of these securities to fall.

.. FOREIGN SECURITIES RISK - Foreign investments often involve special risks not present in U.S. investments that can increase the chances that LifePath 2055 Portfolio will lose money. These risks include:

    . LifePath 2055 Portfolio generally holds its foreign securities and cash in foreign banks and securities depositories, which may be recently organized or new to the foreign custody business and may be subject to only limited or no regulatory oversight.

    . Changes in foreign currency exchange rates can affect the value of LifePath 2055 Portfolio's portfolio.

    . The economies of certain foreign markets may not compare favorably with the economy of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources and balance of payments position.

    . The governments of certain countries may prohibit or impose substantial restrictions on foreign investments in their capital markets or in certain industries.

    . Many foreign governments do not supervise and regulate stock exchanges, brokers and the sale of securities to the same extent as does the United States and may not have laws to protect investors that are comparable to U.S. securities laws.

    . Settlement and clearance procedures in certain foreign markets may result in delays in payment for or delivery of securities not typically associated with settlement and clearance of U.S. investments.

.. INVESTMENTS IN MUTUAL FUNDS AND EXCHANGE TRADED FUNDS RISK - LifePath 2055
  Portfolio will invest substantially all of its assets in Underlying Funds, so LifePath 2055 Portfolio's investment performance is directly related to the performance of the Underlying Funds. LifePath 2055 Portfolio may also directly invest in exchange traded funds ("ETFs"). LifePath 2055 Portfolio's net asset value will change with changes in the value of the mutual funds, ETFs and other securities in which it invests. An investment in LifePath 2055 Portfolio will entail more direct and indirect costs and expenses than a direct investment in the Underlying Funds and ETFs.

.. JUNK BONDS RISK - Although junk bonds generally pay higher rates of interest than investment grade bonds, junk bonds are high risk investments that may cause income and principal losses for LifePath 2055 Portfolio.

.. MARKET RISK AND SELECTION RISK - Market risk is the risk that one or more markets in which LifePath 2055 Portfolio invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Selection risk is the risk that the securities selected by fund management will underperform the markets, the relevant indexes or the securities selected by other funds with similar investment objectives and investment strategies. This means you may lose money.

.. MORTGAGE- AND ASSET-BACKED SECURITIES RISK - Mortgage- and asset-backed securities represent interests in "pools" of mortgages or other assets, including consumer loans or receivables held in trust. Mortgage- and asset-backed securities are subject to credit, interest rate, prepayment and extension risks. These securities also are subject to risk of default on the underlying mortgage or asset, particularly during periods of economic downturn. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-backed securities.

.. PASSIVE INVESTMENT RISK - Because BFA does not select individual companies in the underlying indexes for certain Underlying Funds, those Underlying Funds may hold stocks in companies that present risks that an adviser researching individual stocks might seek to avoid.

.. PREPAYMENT RISK - When interest rates fall, certain obligations will be paid off by the obligor more quickly than originally anticipated, and LifePath 2055 Portfolio may have to invest the proceeds in securities with lower yields.

.. REIT INVESTMENT RISK - Investments in REITs involve unique risks. REITs may have limited financial resources, may trade less frequently and in limited volume and may be more volatile than other securities.

.. SECURITIES LENDING RISK - Securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, LifePath 2055 Portfolio may lose money and there may be a delay in recovering the loaned securities. LifePath 2055 Portfolio could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral. These events could trigger adverse tax consequences for LifePath 2055 Portfolio.

.. U.S. GOVERNMENT OBLIGATIONS RISK - Certain securities in which LifePath 2055
  Portfolio may invest, including securities issued by certain U.S. government agencies and U.S. government sponsored enterprises, are not guaranteed by the U.S. government or supported by the full faith and credit of the United States.

PERFORMANCE INFORMATION
--------------------------------------------------------------------------------
LifePath 2055 Portfolio expects to commence operations as soon as practicable after the date of this Prospectus. Because LifePath 2055 Portfolio does not have a full year of operations, it does not disclose its performance history in this Prospectus.

INVESTMENT ADVISER
--------------------------------------------------------------------------------
The 2055 Master Portfolio's investment manager is BFA.

PORTFOLIO MANAGERS
--------------------------------------------------------------------------------

                      PORTFOLIO
                      MANAGER OF
                       THE 2055
                        MASTER
                      PORTFOLIO
NAME                    SINCE           TITLE
--------------------------------------------------------------------------------
Dagmar Nikles           2010            Director of BTC
--------------------------------------------------------------------------------
Leslie Gambon           2010            Director of BTC
--------------------------------------------------------------------------------
Alan Mason              2010            Managing Director of BTC
--------------------------------------------------------------------------------
Amy Whitelaw            2010            Director of BTC
--------------------------------------------------------------------------------

                                   *   *   *

For important information about the purchase and sale of LifePath Portfolio shares, tax information, and financial intermediary compensation, please turn to "Important Additional Information" on page 54 of the Prospectus.

IMPORTANT ADDITIONAL INFORMATION

PURCHASE AND SALE OF SHARES
--------------------------------------------------------------------------------
Class K Shares of each LifePath Portfolio are available only to (i) qualified recordkeepers with a distribution and/or fund servicing agreement (establishing an omnibus trading relationship) maintained with the LifePath Portfolio's distributor, (ii) defined benefit plans, defined contribution plans, endowments and foundations with greater than $100 million in a qualified tax-exempt plan, and (iii) employers with greater than $100 million in the aggregate between qualified and non-qualified plans that they sponsor (collectively, "Institutions"). You may purchase or redeem shares of a LifePath Portfolio each Business Day. Class K Shares are normally purchased through a customer's account at an Institution through procedures established by such Institution. Purchase orders may also be placed by calling (800) 441-7762 or by mail (c/o BlackRock Funds III, P.O. Box 9819, Providence, RI 02940-8019). Each LifePath Portfolio's initial minimum investment for Class K Shares is $1. The minimum investment for additional purchases is $1.

TAX INFORMATION
--------------------------------------------------------------------------------
Because of the special tax rules applicable to investments by qualified plans exempt from tax under section 401(a) of the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code"), if you are invested through such a plan, you will not be taxed on dividends paid by the LifePath Portfolios or on the proceeds of a redemption or an exchange of shares of the LifePath Portfolios, provided the shares are not debt-financed property to you. Different tax consequences apply to a shareholder that does not satisfy the requirements of
Section 401(a) or 501(a) of the Internal Revenue Code.

PAYMENTS TO BROKER/DEALERS AND OTHER FINANCIAL INTERMEDIARIES
--------------------------------------------------------------------------------
If you purchase shares of a LifePath Portfolio through a broker-dealer or other financial intermediary, the LifePath Portfolio and BlackRock Investments, LLC, the LifePath Portfolio's distributor, or its affiliates may pay the intermediary for the sale of the LifePath Portfolio shares and other services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your individual financial professional to recommend the LifePath Portfolio over another investment. Ask your individual financial professional or visit your financial intermediary's website for more information.

Details About the LifePath Portfolios
--------------------------------------------------------------------------------
INVESTMENT TIME HORIZONS
--------------------------------------------------------------------------------
Each LifePath Portfolio seeks to maximize return consistent with the quantitatively measured risk that investors on average may be willing to accept given a particular investment time horizon. An investor's time horizon marks the point when the investor plans to start making net withdrawals from his or her investments, in other words, the time when they will cease making new contributions to their investments. For many LifePath Portfolio investors, their time horizon is tied to the date that they plan to retire and begin gradually utilizing their investment to support themselves in retirement. For other LifePath Portfolio investors, their time horizon may represent the date when they plan to make substantial withdrawals for another purpose, such as a major purchase.

As a general rule, investors with a longer time horizon have a greater tolerance for risk than investors with a shorter time horizon. Long-term investors are more likely to accept a greater risk of loss in exchange for the potential to achieve higher long-term returns. Each LifePath Portfolio has its own time horizon, as described in its investment objective in each LifePath Portfolio's "Key Facts" section in this Prospectus, which affects the targeted risk level of that LifePath Portfolio and, in turn, its asset allocation.

The allocations for LifePath Retirement Portfolio reflect the expectation that investors in or near retirement, or otherwise seeking current income, are willing to take some risk of loss of their investment in hopes of achieving moderate long-term growth of capital. LifePath Retirement Portfolio is designed to help balance two risk factors that investors face during retirement: market risk (potential declines in market values) and longevity risk (living longer than expected). Specifically, LifePath Retirement Portfolio seeks to enable investors to maintain a steady withdrawal rate (about 3-5% per year) throughout their retirement without exhausting their investment. There is no guarantee that the performance of LifePath Retirement Portfolio will be sufficient to enable this withdrawal rate or that any one withdrawal rate is appropriate for all investors. Investors should work with a financial advisor or other expert to determine a sustainable withdrawal rate for their circumstances, and that withdrawal rate should be periodically reassessed throughout retirement as the value of the investor's portfolio changes.

Each LifePath Portfolio has a distinct investment objective tied to its time horizon:

    . LifePath Retirement Portfolio is managed for investors seeking income and moderate long-term growth of capital.

    . LifePath 2020 Portfolio is managed for investors planning to retire (or begin to withdraw substantial portions of their investment) approximately in the year 2020.

    . LifePath 2025 Portfolio is managed for investors planning to retire (or begin to withdraw substantial portions of their investment) approximately in the year 2025.

    . LifePath 2030 Portfolio is managed for investors planning to retire (or begin to withdraw substantial portions of their investment) approximately in the year 2030.

    . LifePath 2035 Portfolio is managed for investors planning to retire (or begin to withdraw substantial portions of their investment) approximately in the year 2035.

    . LifePath 2040 Portfolio is managed for investors planning to retire (or begin to withdraw substantial portions of their investment) approximately in the year 2040.

    . LifePath 2045 Portfolio is managed for investors planning to retire (or begin to withdraw substantial portions of their investment) approximately in the year 2045.

    . LifePath 2050 Portfolio is managed for investors planning to retire (or begin to withdraw substantial portions of their investment) approximately in the year 2050.

    . LifePath 2055 Portfolio is managed for investors planning to retire (or begin to withdraw substantial portions of their investment) approximately in the year 2055.

You should carefully consider the asset allocation and risks of each LifePath Portfolio before deciding whether to invest.

The LifePath Portfolios are designed to offer individual investors comprehensive asset allocation strategies tailored to the time when they expect to begin withdrawing assets. Asset allocation is the distribution of investments among broad types of asset classes: equity securities, bonds and money market instruments. Each LifePath Portfolio is a "feeder" fund that invests all of its assets in a corresponding "master" portfolio (each, a "Master Portfolio") of MIP, a mutual fund that has a substantially identical investment objective and strategies as the applicable LifePath Portfolio. LifePath Retirement Portfolio invests all of its assets in the Retirement Master Portfolio. LifePath 2020 Portfolio invests all of its assets in the 2020 Master Portfolio. LifePath 2025 Portfolio invests all of its assets in the 2025 Master Portfolio. LifePath 2030 Portfolio invests all of its assets in the 2030 Master Portfolio. LifePath 2035 Portfolio invests all of its assets in the 2035 Master Portfolio. LifePath 2040 Portfolio invests all of its assets in the 2040 Master Portfolio. LifePath 2045 Portfolio invests all of its assets in the 2045 Master Portfolio. LifePath 2050 Portfolio invests all of its assets in the 2050 Master Portfolio. LifePath 2055 Portfolio invests all of its assets in the 2055 Master Portfolio. To implement the asset allocation strategy, each Master Portfolio, in turn, invests in a combination of Underlying Funds in proportions based on its own comprehensive investment strategy that gradually becomes more conservative as the year in the LifePath Portfolio's name approaches, except for LifePath Retirement Portfolio, which is already in its most conservative phase. BFA is the investment adviser to the Master Portfolios. For simplicity's sake, all discussion of investment objective, strategies and risks of a particular LifePath Portfolio refers also to the investment objective, strategies and risks of the applicable Master Portfolio, unless otherwise indicated. A description of the relationship of the LifePath Portfolios to their respective Master Portfolios appears below under the heading "Account Information - Master/Feeder and Fund of Funds Structures."

WHICH LIFEPATH PORTFOLIO TO CONSIDER

The first step in choosing which LifePath Portfolio to consider is answering a key question: When will you need the money you are thinking of investing? Will it be in ten years, when your kids are ready for college? Or 30 years, when you retire?

The number in the name of most of the LifePath Portfolios is actually a year - a "target year" when you might expect to begin withdrawing your money. Selecting the LifePath Portfolio that may be most appropriate for your investment may be as simple as matching your target year with the closest LifePath Portfolio target year.

For example, let's say that you are investing for retirement purposes, and that you expect to retire at age 60. If you are 45 years old, you have 15 years before retirement. By adding 15 to the current year, you can define your "target year." If you expect to retire in the year 2025, as in this example, you may conclude that LifePath 2025 Portfolio is the most appropriate LifePath Portfolio for you.

The investment mix of the LifePath Portfolios gradually shifts from a greater concentration of higher-risk investments (namely, equity securities funds) to a greater concentration of lower-risk investments (namely, bond funds), thereby making the LifePath Portfolios increasingly conservative.

In making your investment decision, you should keep in mind:

.. The LifePath Portfolios' investment strategies derive from the risk tolerance of average investors with a particular time horizon.

.. The LifePath Portfolios' time horizons are based on the year in their name, except for LifePath Retirement Portfolio, which is designed for investors who are currently withdrawing, or plan in the near future to begin withdrawing, a substantial portion of their investment.

If you are willing to accept a greater risk of loss in exchange for the potential to achieve higher long-term returns, you may invest some or all of your assets in a LifePath Portfolio with a longer time horizon. If you desire a more conservative investment and are willing to forego some potential returns, you may invest some or all of your assets in a LifePath Portfolio with a shorter time horizon. The final choice is yours.

A FURTHER DISCUSSION OF PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------
Each LifePath Portfolio invests all of its assets in a corresponding Master Portfolio which allocates and reallocates its assets among the Underlying Funds. The Master Portfolios with longer time horizons invest a greater portion of their assets in Underlying Funds that invest in equity securities, which provide a greater opportunity for capital appreciation over the long-term but have a greater risk of loss. The Master Portfolios with shorter time horizons invest a greater portion of their assets in Underlying Funds that invest in bonds and money market instruments, which typically offer reduced risk and price volatility but forego some potential returns. Accordingly, under normal circumstances, the Master Portfolios with shorter time horizons have lower expected returns than the Master Portfolios with longer time horizons. In addition to investing in Underlying Funds, each Master Portfolio may borrow, lend its portfolio securities to brokers, dealers and financial institutions, and invest the collateral in certain short-term instruments either directly or through one or more joint accounts or money market funds, as described in greater detail in the LifePath Portfolios' combined Statement of Additional Information ("SAI").

As each Master Portfolio approaches its designated time horizon, it systematically seeks to reduce the level of risk by allocating assets more conservatively among the Underlying Funds. This systematic shift toward more conservative investments is designed to reduce the risk of significant reductions in the value of an investment in a Master Portfolio as it approaches its time horizon.

For example, LifePath Retirement Portfolio has entered its "retirement phase" and seeks to maximize returns consistent with the risk that an average investor in retirement may be willing to accept. This does not mean, however, that it invests exclusively, or primarily, in Underlying Funds that are money market funds. Rather, because BFA believes that most investors are still willing to take some risks in pursuing returns even while drawing on their investments, almost all of LifePath Retirement Portfolio's assets will continue to be allocated to Underlying Funds that are equity and bond funds.

In determining the allocation of assets to the Underlying Funds, BFA uses a proprietary investment model that analyzes securities market data, including risk, asset class correlations, and expected returns, to provide portfolio allocations among the asset classes represented by the Underlying Funds. The allocations are periodically monitored and rebalanced in an effort to maximize expected return for a given level of risk. In managing the LifePath Portfolios, BFA focuses on long-term targets and objectives. The progression over time of a LifePath Portfolio's asset allocation to more conservative asset classes is a relatively steady process resulting in only gradual changes to the asset allocation from quarter to quarter. The Underlying Funds invest in a mix of equity securities, bonds and money market instruments. Certain Underlying Funds invest in REITs, foreign securities, emerging markets, below investment-grade bonds and derivatives, which are subject to additional risks, as described in the "Details About the LifePath Portfolios - A Further Discussion of Risk Factors" section of this Prospectus. The investment model adjusts each LifePath Portfolio's risk level by gradually making it more conservative as the year in the LifePath Portfolio's name approaches, except for LifePath Retirement Portfolio, which is already in its most conservative phase.

When a LifePath Portfolio reaches its stated time horizon and enters its most conservative phase, the allocation of its assets is expected to be similar to that of LifePath Retirement Portfolio. Such LifePath Portfolio and LifePath Retirement Portfolio may then continue to operate as separate funds or, subject to approval by the Trust's Board of Trustees, they may be merged into a single fund.

THE UNDERLYING FUNDS

Two of the Underlying Funds - Active Stock Master Portfolio and CoreAlpha Bond Master Portfolio - are diversified portfolios of MIP. Active Stock Master Portfolio seeks to provide long-term appreciation of capital. BFA invests Active Stock Master Portfolio's assets using a proprietary quantitative model that is designed to select stocks based on an analysis of a wide range of company-specific factors. CoreAlpha Bond Master Portfolio seeks to provide a combination of income and capital growth. BFA invests CoreAlpha Bond Master Portfolio's assets pursuant to a systematic method that relies on proprietary quantitative models to allocate assets among various bond sectors by evaluating each sector's relative value and risk-adjusted return.

The remaining Underlying Funds, other than BlackRock Cash Funds: Institutional (the "Underlying Money Market Fund"), are ETFs that are part of the iShares family of funds ("Underlying iShares Funds"). Each of the Underlying iShares Funds seeks investment results that correspond generally to the performance, before fees and expenses, of its underlying index. As a result, adverse performance of a particular security in an Underlying iShares Fund's portfolio will ordinarily not result in the elimination of the security from the Underlying iShares Fund's portfolio. Each Underlying iShares Fund offers and issues iShares at their net asset value ("NAV") per share only to certain institutional investors in aggregations of a specified number of iShares, generally in exchange for a basket of securities included in its underlying index, together with the deposit of a specified cash payment. The iShares for these Underlying iShares Funds are listed and traded on national securities exchanges and also may be listed on certain non-U.S. exchanges. BFA purchases iShares on behalf of the Master Portfolios in the secondary market.

The relative weightings for each Master Portfolio in the various Underlying Funds will vary over time, and BFA is not required to invest any Master Portfolio's assets in each of the Underlying Funds or in any particular percentage in any given Underlying Fund. BFA may add, eliminate or replace Underlying Funds at any time.

Each Master Portfolio currently expects to invest in some or all of the Underlying Funds described below:

ACTIVE STOCK MASTER PORTFOLIO

Active Stock Master Portfolio seeks to provide long-term appreciation of capital. Active Stock Master Portfolio invests, under normal circumstances, at least 80% of its assets in common stocks. Active Stock Master Portfolio invests primarily in equity securities of U.S. companies with market capitalizations similar to the range of market capitalizations represented in the Standard & Poor's ("S&P") 500 Index(R). BFA invests Active Stock Master Portfolio's assets using a proprietary quantitative model that is designed to select stocks based on an analysis of a wide range of company-specific factors, such as relative values based on earnings and cash flows; earnings quality as measured by the company's financial condition and earnings reports; sentiment as expressed through management and market participant behavior; and industry classification. BFA considers risk parameters in deciding upon Active Stock Master Portfolio's aggregate holdings, and factors trading costs into its stock selection process.

COREALPHA BOND MASTER PORTFOLIO

CoreAlpha Bond Master Portfolio seeks to provide a combination of income and capital growth. BFA invests CoreAlpha Bond Master Portfolio's assets pursuant to a systematic method that relies on proprietary quantitative models to allocate assets among various bond sectors by evaluating each sector's relative value and risk-adjusted return. BFA's models also allocate assets among bonds of different maturities based on yield characteristics and expectations. Specific investment selection decisions are made on the basis of evaluations of relative value, credit quality and other factors. CoreAlpha Bond Master Portfolio invests, under normal circumstances, at least 80% of its assets in bonds. For the purposes of this strategy, "bonds" include the following: obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities; mortgage-backed securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, including U.S. agency mortgage pass-through securities; commercial mortgage-backed securities; debt obligations of U.S. corporations; U.S. dollar-denominated debt obligations of foreign issuers; municipal securities; and asset-backed securities. CoreAlpha Bond Master Portfolio invests a substantial portion of its assets in U.S.-registered, dollar-denominated bonds. CoreAlpha Bond Master Portfolio may invest in bonds of any maturity or duration.

BLACKROCK CASH FUNDS: INSTITUTIONAL

BlackRock Cash Funds: Institutional seeks a high level of income consistent with liquidity and the preservation of capital. BlackRock Cash Funds:
Institutional invests in high-quality, short-term money market instruments that include fixed-rate, floating-rate and variable-rate debt securities. BlackRock Cash Funds: Institutional also may invest in high-quality, short-term U.S. and foreign government debt, including the debt of agencies and instrumentalities, such as the Federal National Mortgage Association ("Fannie Mae"), U.S. and foreign bank obligations, corporate obligations, repurchase agreements and asset-backed securities.

UNDERLYING ISHARES FUNDS

In managing each of the Underlying iShares Funds, BFA uses a representative sampling index strategy. Representative sampling is an indexing strategy that involves investing in a representative sample of securities that has an investment profile similar to the underlying index. The securities selected are expected to have, in the aggregate, investment characteristics (based on factors such as market capitalization and industry weightings), fundamental characteristics (such as return variability, duration, maturity or credit ratings and yield) and liquidity measures similar to those of the applicable underlying index. Underlying iShares Funds that use representative sampling may or may not hold all of the securities in the relevant underlying index.

ISHARES S&P 500 INDEX FUND seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the S&P 500 Index(R), which measures the performance of the large-capitalization sector of the U.S. equity market. The component stocks are weighted according to the float-adjusted market value of their outstanding shares.

ISHARES S&P MIDCAP 400 INDEX FUND seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the S&P MidCap 400 IndexTM, which measures the performance of the mid-capitalization sector of the U.S. equity market. The stocks in the S&P MidCap 400 IndexTM have a market capitalization between $750 million and $3.3 billion (which may fluctuate depending on the overall level of the equity markets) as of May 29, 2009 and are selected for liquidity and industry group representation. The S&P MidCap 400 IndexTM consists of stocks from a broad range of industries.

ISHARES S&P SMALLCAP 600 INDEX FUND seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the S&P SmallCap 600 IndexTM, which measures the performance of the small-capitalization sector of the U.S. equity market. The stocks in the S&P SmallCap 600 IndexTM have a market capitalization between $200 million and $1 billion (which may fluctuate depending on the overall level of the equity markets) as of May 29, 2009 and are selected for liquidity and industry group representation.

ISHARES S&P NATIONAL AMT-FREE MUNICIPAL BOND FUND seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the S&P National AMT-Free Municipal Bond Index, which measures the performance of the investment-grade segment of the U.S. municipal bond market. As of May 31, 2010, there were 8,274 issues in the S&P National AMT-Free Municipal Bond Index.

ISHARES S&P NORTH AMERICAN NATURAL RESOURCES SECTOR INDEX FUND seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the S&P North American Natural Resources Sector IndexTM, which measures the performance of U.S.-traded stocks of natural resource-related companies in the U.S. and Canada, and includes companies in the following categories: producers of oil, gas and consumable fuels, energy equipment and services, metals and mining, manufacturers of paper and forest products, and producers of construction materials, containers and packaging.

ISHARES RUSSELL MIDCAP INDEX FUND seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Russell Midcap Index, which measures the performance of the mid-capitalization sector of the U.S. equity market. The Russell Midcap Index is a float-adjusted, capitalization-weighted index of the 800 smallest issuers in the Russell 1000(R) Index.

ISHARES RUSSELL 2000 INDEX FUND seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Russell 2000 Index, which measures the performance of the small capitalization sector of the U.S. equity market. The Russell 2000 Index is a float-adjusted, capitalization-weighted index of equity securities issued by the approximately 2,000 smallest issuers in the Russell 3000(R) Index.

ISHARES COHEN & STEERS REALTY MAJORS INDEX FUND seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Cohen & Steers Realty Major Index (the "Cohen & Steers Index"), which consists of selected REITs. The objective of the Cohen & Steers Index is to represent relatively large and liquid REITs that may benefit from future consolidation and securitization of the U.S. real estate industry. REITs are selected for inclusion in the Cohen & Steers Index based on a rigorous review of several factors, including management, portfolio quality, and sector and geographic diversification. The REITs selected for inclusion in the Cohen & Steers Index must meet minimum market capitalization and liquidity requirements. The Cohen & Steers Index is weighted according to the total market value of each REIT's outstanding shares and is adjusted quarterly so that no REIT represents more than 8% of the Cohen & Steers Index. Within the REIT market, the Cohen & Steers Index is diversified across property sectors that represent the current market.

ISHARES FTSE EPRA/NAREIT DEVELOPED REAL ESTATE EX-U.S. INDEX FUND seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the FTSE EPRA/NAREIT Developed Real Estate ex-U.S. Index, which measures the stock performance of companies engaged in the ownership and development of the following real estate markets defined as developed by FTSE EPRA/NAREIT: Canada, Europe (including Austria, Belgium, Denmark, Finland, France, Germany, Greece, Ireland, Italy, Luxembourg, the Netherlands, Norway, Portugal, Spain, Sweden, Switzerland and the United Kingdom (including the Channel Islands)), Middle East (Israel) and Asia (including Australia, Hong Kong, Japan, New Zealand and Singapore). As of May 29, 2009, the FTSE EPRA/NAREIT Developed Real Estate ex-U.S. Index was comprised of stocks of companies in the following markets: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Italy, Japan, Netherlands, New Zealand, Norway, Poland, Singapore, Spain, Sweden, Switzerland and the United Kingdom.

ISHARES MSCI CANADA INDEX FUND seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the MSCI Canada Index developed by MSCI, Inc. ("MSCI"). The MSCI Canada Index consists of stocks traded primarily on the Toronto Stock Exchange.

ISHARES MSCI EAFE INDEX FUND seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the MSCI EAFE(R) Index, which has been developed by MSCI as an equity benchmark for its international stock performance. The MSCI EAFE Index includes stocks from Europe, Australasia and the Far East.

ISHARES MSCI EAFE SMALL CAP INDEX FUND seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the MSCI EAFE Small Cap Index, which represents the small cap size segment of the MSCI EAFE Index. The MSCI EAFE(R) Index includes securities from Europe, Australasia and the Far East. Under MSCI's Global Investable Market Index methodology, the small cap universe consists of the securities of those companies whose securities are not included in the large cap or mid cap segments of a particular market, which together comprise approximately 85% of each market's free float-adjusted market capitalization. The small cap segment covers the 85%-99% range of each market's free float-adjusted market capitalization.

ISHARES MSCI EMERGING MARKETS INDEX FUND seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the MSCI Emerging Markets Index, which is designed to measure equity market performance in the global emerging markets. As of September 30, 2009, the MSCI Emerging Markets Index consisted of the following 22 emerging market country indexes: Brazil, Chile, China, Colombia, the Czech Republic, Egypt, Hungary, India, Indonesia, Israel, Malaysia, Mexico, Morocco, Peru, the Philippines, Poland, Russia, South Africa, South Korea, Taiwan, Thailand and Turkey. Emerging market country indexes may be added to or deleted from the MSCI Emerging Markets Index from time to time. The iShares MSCI Emerging Markets Index Fund, in order to improve its portfolio liquidity and its ability to track the MSCI Emerging Markets Index, may invest up to 10% of its assets in shares of other iShares funds that invest in securities in the MSCI Emerging Markets Index. BFA waives a portion of its advisory fees otherwise due from the iShares MSCI Emerging Markets Index Fund in an amount equal to the portfolio management fees incurred by assets that are invested in shares of other iShares funds.

ISHARES BARCLAYS 1-3 YEAR CREDIT BOND FUND seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Barclays Capital U.S. 1-3 Year Credit Bond Index, which measures the performance of investment-grade corporate debt and sovereign, supranational, local authority and non-U.S. agency bonds that are U.S. dollar-denominated and have a remaining maturity of greater than or equal to one year and less than three years.

ISHARES BARCLAYS 1-3 YEAR TREASURY BOND FUND seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Barclays Capital U.S. 1-3 Year Treasury Bond Index, which measures the performance of public obligations of the U.S. Treasury that have a remaining maturity of greater than or equal to one year and less than three years.

ISHARES BARCLAYS 3-7 YEAR TREASURY BOND FUND seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Barclays Capital U.S. 3-7 Year Treasury Bond Index, which measures the performance of public obligations of the U.S. Treasury that have a remaining maturity of greater than or equal to three years and less than seven years.

ISHARES BARCLAYS 7-10 YEAR TREASURY BOND FUND seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Barclays Capital U.S. 7-10 Year Treasury Bond Index, which measures the performance of public obligations of the U.S. Treasury that have a remaining maturity of greater than or equal to seven years and less than ten years.

ISHARES BARCLAYS 10-20 YEAR TREASURY BOND FUND seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Barclays Capital U.S. 10-20 Year Treasury Bond Index, which measures the performance of public obligations of the U.S. Treasury that have a remaining maturity of greater than or equal to ten years and less than twenty years.

ISHARES BARCLAYS 20+ YEAR TREASURY BOND FUND seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Barclays Capital U.S. 20+ Year Treasury Bond Index, which measures the performance of public obligations of the U.S. Treasury that have a remaining maturity of twenty years or more.

ISHARES BARCLAYS AGGREGATE BOND FUND seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Barclays Capital U.S. Aggregate Bond Index, which measures the performance of the total U.S. investment-grade bond market, which includes investment-grade U.S. Treasury bonds, government-related bonds, investment-grade corporate bonds, mortgage pass-through securities, commercial mortgage-backed securities and asset-backed securities that are publicly offered for sale in the United States. The securities in the Barclays Capital U.S. Aggregate Bond Index have $250 million or more of outstanding face value and have at least one year remaining to maturity. In addition, the securities must be U.S. dollar-denominated, fixed-rate and non-convertible. Certain types of securities, such as state and local government series bonds, structured notes with embedded swaps or other special features, private placements, floating-rate securities and Eurobonds are excluded from the Barclays Capital U.S. Aggregate Bond Index. The Barclays Capital U.S. Aggregate Bond Index is market capitalization weighted and the securities are updated on the last calendar day of each month.

ISHARES BARCLAYS CREDIT BOND FUND seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Barclays Capital U.S. Credit Bond Index, which measures the performance of investment-grade corporate debt and sovereign, supranational, local authority and non-U.S. agency bonds that are U.S. dollar-denominated and have a remaining maturity of greater than or equal to one year.

ISHARES BARCLAYS GOVERNMENT/CREDIT BOND FUND seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Barclays Capital U.S. Government/Credit Bond Index, which measures the performance of U.S. dollar-denominated U.S. Treasuries, government-related (I.E., U.S. and foreign agencies, sovereign, supranational and local authority debt), and investment-grade credit securities that have a remaining maturity of greater than or equal to one year.

ISHARES BARCLAYS INTERMEDIATE CREDIT BOND FUND seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Barclays Capital U.S. Intermediate Credit Bond Index, which measures the performance of investment-grade corporate debt and sovereign, supranational, local authority and non-U.S. agency bonds that are U.S. dollar-denominated and have a remaining maturity of greater than or equal to one year and less than ten years.

ISHARES BARCLAYS INTERMEDIATE GOVERNMENT/CREDIT BOND FUND seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Barclays Capital U.S. Intermediate Government/

Credit Bond Index, which measures the performance of U.S. dollar-denominated U.S. Treasuries, government-related (I.E., U.S. and foreign agencies, sovereign, supranational and local authority debt), and investment-grade credit securities that have a remaining maturity of greater than or equal to one year and less than ten years.

ISHARES BARCLAYS MBS BOND FUND seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Barclays Capital U.S. MBS Index, which measures the performance of investment-grade mortgage-backed pass-through securities issued by the Government National Mortgage Association, Fannie Mae and the Federal Home Loan Mortgage Corporation.

ISHARES BARCLAYS SHORT TREASURY BOND FUND seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Barclays Capital U.S. Short Treasury Bond Index, which measures the performance of public obligations of the U.S. Treasury that have a remaining maturity of between one and 12 months.

ISHARES BARCLAYS TIPS BOND FUND seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Barclays Capital U.S. Treasury Inflation Protected Securities (TIPS) Index (Series-L), which measures the performance of the inflation-protected public obligations of the U.S. Treasury, commonly known as "TIPS."

ISHARES JPMORGAN USD EMERGING MARKETS BOND FUND seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the JPMorgan EMBI Global Core Index, which is a broad, diverse U.S. dollar-denominated emerging markets debt benchmark which tracks the total return of actively traded external debt instruments in emerging market countries.

ISHARES IBOXX $ HIGH YIELD CORPORATE BOND FUND seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the iBoxx(R) $ Liquid High Yield Index, which is a rules-based index consisting of liquid U.S. dollar-denominated, high yield corporate bonds for sale in the United States, as determined by the International Index Company Limited ("IIC"). The iBoxx(R) $ Liquid High Yield Index is designed to provide a broad representation of the U.S. dollar-denominated high yield liquid corporate bond market. The iBoxx(R) $ Liquid High Yield Index is a modified market value weighted index. There is no limit to the number of issues in the iBoxx(R) $ Liquid High Yield Index, but as of May 31, 2010, the iBoxx(R) $ Liquid High Yield Index included approximately 358 constituents.

The following table lists the Underlying Funds and the asset allocation for each Master Portfolio as of March 31, 2010. BFA allocates each Master Portfolio's assets among the Underlying Funds based on the Master Portfolio's investment objective and policies. The asset allocation for each Master Portfolio will vary over time, and BFA is not required to invest any Master Portfolio's assets in each of the Underlying Funds or in any particular percentage in any given Underlying Fund. BFA may add, eliminate or replace Underlying Funds at any time:

                                UNDERLYING FUNDS
                             (as of March 31, 2010)

                                                   LIFEPATH    LIFEPATH    LIFEPATH     LIFEPATH    LIFEPATH
                                                  RETIREMENT     2020        2025          2030        2035
                                                   PORTFOLIO  PORTFOLIO  PORTFOLIO/(1)/ PORTFOLIO  PORTFOLIO/(1)/
-----------------------------------------------------------------------------------------------------------------
CAPITAL GROWTH
-----------------------------------------------------------------------------------------------------------------
MIP-Active Stock Master Portfolio                     19.45%       30.45%        N/A        38.39%       N/A
-----------------------------------------------------------------------------------------------------------------
iShares S&P MidCap 400 Index Fund                      4.93%        5.87%        N/A         6.54%       N/A
-----------------------------------------------------------------------------------------------------------------
iShares S&P SmallCap 600 Index Fund                    2.18%        2.58%        N/A         2.89%       N/A
-----------------------------------------------------------------------------------------------------------------
iShares MSCI EAFE Index Fund                           6.74%       10.08%        N/A        12.60%       N/A
-----------------------------------------------------------------------------------------------------------------
iShares Cohen & Steers Realty Majors Index Fund        0.62%        1.87%        N/A         2.73%       N/A
-----------------------------------------------------------------------------------------------------------------
iShares FTSE EPRA/NAREIT Developed Real Estate         0.99%        2.99%        N/A         4.43%       N/A
ex-U.S. Index Fund
-----------------------------------------------------------------------------------------------------------------
iShares MSCI Emerging Markets Index Fund               2.40%        3.70%        N/A         4.66%       N/A
-----------------------------------------------------------------------------------------------------------------
iShares MSCI Canada Index Fund                         0.82%        1.25%        N/A         1.54%       N/A
-----------------------------------------------------------------------------------------------------------------
iShares MSCI EAFE Small Cap Index Fund                 0.81%        1.25%        N/A         1.47%       N/A
-----------------------------------------------------------------------------------------------------------------
CAPITAL GROWTH AND INCOME
-----------------------------------------------------------------------------------------------------------------
MIP-CoreAlpha Bond Master Portfolio                   51.96%       34.27%        N/A        21.48%       N/A
-----------------------------------------------------------------------------------------------------------------
iShares Barclays TIPS Bond Fund                        8.87%        5.49%        N/A         3.08%       N/A
-----------------------------------------------------------------------------------------------------------------
INCOME
-----------------------------------------------------------------------------------------------------------------
BlackRock Cash Funds: Institutional - SL Agency        0.23%        0.20%        N/A         0.19%       N/A
Shares
-----------------------------------------------------------------------------------------------------------------

                                                     LIFEPATH     LIFEPATH       LIFEPATH     LIFEPATH
                                                       2040         2045           2050         2055
                                                    PORTFOLIO   PORTFOLIO/(1)/  PORTFOLIO    PORTFOLIO/(1)/
-----------------------------------------------------------------------------------------------------------
CAPITAL GROWTH
-----------------------------------------------------------------------------------------------------------
MIP-Active Stock Master Portfolio                     44.64%           N/A         49.18%          N/A
-----------------------------------------------------------------------------------------------------------
iShares S&P MidCap 400 Index Fund                      7.14%           N/A          8.10%          N/A
-----------------------------------------------------------------------------------------------------------
iShares S&P SmallCap 600 Index Fund                    3.16%           N/A          3.54%          N/A
-----------------------------------------------------------------------------------------------------------
iShares MSCI EAFE Index Fund                          14.73%           N/A         17.01%          N/A
-----------------------------------------------------------------------------------------------------------
iShares Cohen & Steers Realty Majors Index Fund        3.50%           N/A          4.01%          N/A
-----------------------------------------------------------------------------------------------------------
iShares FTSE EPRA/NAREIT Developed Real Estate         5.62%           N/A          6.40%          N/A
ex-U.S. Index Fund
-----------------------------------------------------------------------------------------------------------
iShares MSCI Emerging Markets Index Fund               5.47%           N/A          6.09%          N/A
-----------------------------------------------------------------------------------------------------------
iShares MSCI Canada Index Fund                         1.82%           N/A          2.02%          N/A
-----------------------------------------------------------------------------------------------------------
iShares MSCI EAFE Small Cap Index Fund                 1.72%           N/A          2.00%          N/A
-----------------------------------------------------------------------------------------------------------
CAPITAL GROWTH AND INCOME
-----------------------------------------------------------------------------------------------------------
MIP-CoreAlpha Bond Master Portfolio                   10.89%           N/A          0.99%          N/A
-----------------------------------------------------------------------------------------------------------
iShares Barclays TIPS Bond Fund                        1.08%           N/A            N/A          N/A
-----------------------------------------------------------------------------------------------------------
INCOME
-----------------------------------------------------------------------------------------------------------
BlackRock Cash Funds: Institutional - SL Agency        0.23%           N/A          0.66%          N/A
Shares
-----------------------------------------------------------------------------------------------------------

----------
/(1)/ LifePath 2025 Portfolio, LifePath 2035 Portfolio, LifePath 2045 Portfolio and LifePath 2055 Portfolio expect to commence operations on or about July 1, 2010.

Note: The allocation percentages may not add to, or may appear to exceed, 100% due to rounding.

"Standard & Poor's(R)," "S&P(R)," "S&P 500 Index(R)," "S&P
MidCap 400 IndexTM," "S&P SmallCap 600 IndexTM," "S&P National AMT-Free Municipal Bond IndexTM," and "S&P North American Natural Resources Sector IndexTM" are trademarks of Standard & Poor's Financial Services LLC (a subsidiary of The McGraw-Hill Companies) licensed for use for certain purposes by BTC. The iShares S&P 500 Index Fund, iShares S&P MidCap 400 Index Fund, iShares S&P SmallCap 600 Index Fund, iShares S&P National AMT-Free Municipal Bond Fund and iShares S&P North American Natural Resources Sector Index Fund that are based on S&P Indexes are not sponsored, endorsed, sold or promoted by S&P or its affiliates, and S&P and its affiliates make no representation or warranty, express or implied, regarding the advisability of investing in iShares.

"FTSE," "EPRA," "NAREIT" and "FTSE EPRA/NAREIT Developed Real Estate ex-U.S. Index" are marks that have been licensed for use for certain purposes by BTC. The iShares FTSE EPRA/NAREIT Developed Real Estate ex-U.S. Index Fund is not sponsored, endorsed, sold or promoted by FTSE, the London Stock Exchange plc, Euronext N.V., the Financial Times Limited, EPRA or NAREIT (together the "FTSE Licensor Parties"), and the FTSE Licensor Parties make no representation or warranty, express or implied, regarding the advisability of investing in iShares.

"Cohen & Steers" and "Cohen & Steers Realty Majors Index" are trademarks of Cohen & Steers Capital Management, Inc. ("Cohen & Steers") licensed for use for certain purposes by BTC. The iShares Cohen & Steers Realty Majors Index Fund is not sponsored, endorsed, sold or promoted by Cohen & Steers, and Cohen & Steers makes no representation or warranty, express or implied, regarding the advisability of investing in iShares.

"Barclays Capital Inc.," "Barclays Capital U.S. 1-3 Year Credit Bond Index," "Barclays Capital U.S. 1-3 Year Treasury Bond Index," "Barclays Capital U.S. 3-7 Year Treasury Bond Index," "Barclays Capital U.S. 7-10 Year Treasury Bond Index," "Barclays Capital U.S. 10-20 Year Treasury Bond Index," "Barclays Capital U.S. 20+ Year Treasury Bond Index," "Barclays Capital U.S. Aggregate Bond Index," "Barclays Capital U.S. Credit Bond Index," "Barclays Capital U.S. Government/Credit Bond Index," "Barclays Capital U.S. Intermediate Credit Bond Index," "Barclays Capital U.S. Intermediate Government/Credit Bond Index," "Barclays Capital U.S. MBS Index," "Barclays Capital U.S. Short Treasury Bond Index," and the "Barclays Capital U.S. Treasury Inflation Protected Securities
(TIPS) Index (Series-L)" (collectively referred to as the "iShares Bond Fund Indexes") are trademarks of Barclays Bank PLC licensed for use for certain purposes by BTC. The iShares Barclays 1-3 Year Credit Bond Fund, iShares Barclays 1-3 Year Treasury Bond Fund, iShares Barclays 3-7 Year Treasury Bond Fund, iShares Barclays 7-10 Year Treasury Bond Fund, iShares Barclays 10-20 Year Treasury Bond Fund, iShares Barclays 20+ Year Treasury Bond Fund, iShares Barclays Aggregate Bond Fund, iShares Barclays Credit Bond Fund, iShares Barclays Government/Credit Bond Fund, iShares Barclays Intermediate Credit Bond Fund, iShares Barclays Intermediate Government/Credit Bond Fund, iShares Barclays MBS Bond Fund, iShares Barclays Short Treasury Bond Fund and the iShares Barclays TIPS Bond Fund are not sponsored, endorsed, sold or promoted by Barclays Capital Inc. ("Barclays Capital"), and Barclays Capital makes no representation or warranty, express or implied, regarding the advisability of investing in iShares. The iShares Bond Fund Indexes are maintained by Barclays Capital. Neither BTC nor BFA has or will have a role in maintaining the iShares Bond Fund Indexes.

"MSCI Canada Index/SM/," "MSCI EAFE(R) Index" and "MSCI Emerging Markets Index/SM/" are servicemarks and "MSCI EAFE Small Cap Index" is a trademark of MSCI, and such marks have been licensed for use for certain purposes by BTC. The iShares MSCI Canada Index Fund, iShares MSCI EAFE Index Fund, iShares MSCI EAFE Small Cap Index Fund and iShares MSCI Emerging Markets Index Fund are not sponsored, endorsed, sold or promoted by MSCI or any affiliate of MSCI, and neither MSCI nor any other party makes any representation or warranty, express or implied, regarding the advisability of investing in iShares.

A FURTHER DISCUSSION OF RISK FACTORS
--------------------------------------------------------------------------------
This section contains a description of the general risks of investing in the LifePath Portfolios. "Description of the LifePath Portfolios and their Investments and Risks" in the SAI also includes more information about the LifePath Portfolios, their investments and the related risks. There can be no guarantee that a LifePath Portfolio will meet its objective or that a LifePath Portfolio's performance will be positive for any period of time. An investment in a LifePath

Portfolio is not a deposit in any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or government agency. Each LifePath Portfolio invests all of its assets in the applicable Master Portfolio, which allocates its assets among a combination of Underlying Funds. Therefore, references to a LifePath Portfolio in the description of risks below may include the Underlying Funds in which the Master Portfolio invests, as applicable.

GENERAL

The NAV of each LifePath Portfolio's shares is neither insured nor guaranteed, is not fixed and will fluctuate.

GENERAL RISKS APPLICABLE TO THE LIFEPATH PORTFOLIOS

ALLOCATION RISK - The LifePath Portfolios' ability to achieve their investment goals depends upon BFA's skill in determining the LifePath Portfolios' strategic asset class allocation and in selecting the best mix of Underlying Funds and direct investments. There is a risk that BFA's evaluations and assumptions regarding asset classes or Underlying Funds may be incorrect in view of actual market conditions. In addition, there is no guarantee that the Underlying Funds will achieve their investment objectives, and the Underlying Funds' performance may be lower than the performance of the asset class which they were selected to represent. The Underlying Funds may change their investment objectives or policies without the approval of the LifePath Portfolios. If an Underlying Fund were to change its investment objective or policies, the LifePath Portfolios might be forced to withdraw their investment from the Underlying Fund at a disadvantageous time and price.

CONCENTRATION RISK - To the extent that an underlying index of an Underlying Fund is concentrated in the securities of companies, a particular market, industry, group of industries, sector or asset class, country, region or group of countries, that Underlying Fund may be adversely affected by the performance of those securities, may be subject to increased price volatility and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting that market, industry, group of industries, sector or asset class, country, region or group of countries.

DEBT SECURITIES RISK - Debt securities, such as bonds, involve credit risk. Credit risk is the risk that the borrower will not make timely payments of principal and interest. Changes in an issuer's credit rating or the market's perception of an issuer's creditworthiness may also affect the value of the LifePath Portfolios' investment in that issuer. The degree of credit risk depends on the issuer's financial condition and on the terms of the securities. Debt securities are also subject to interest rate risk. Interest rate risk is the risk that the value of a debt security may fall when interest rates rise. In general, the market price of debt securities with longer maturities will go up or down more in response to changes in interest rates than the market price of shorter term securities.

DERIVATIVES RISK - The LifePath Portfolios' use of derivatives may reduce the LifePath Portfolios' returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the LifePath Portfolios' use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes and market price fluctuations than other securities. The possible lack of a liquid secondary market for derivatives and the resulting inability of the LifePath Portfolios to sell or otherwise close a derivatives position could expose the LifePath Portfolios to losses and could make derivatives more difficult for the LifePath Portfolios to value accurately. The LifePath Portfolios could also suffer losses related to their derivatives positions as a result of unanticipated market movements, which losses are potentially unlimited. Finally, BFA may not be able to predict correctly the direction of securities prices, interest rates and other economic factors, which could cause the LifePath Portfolios' derivatives positions to lose value. When a derivative is used as a hedge against a position that the LifePath Portfolios hold, any loss generated by the derivative generally should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. Hedges are sometimes subject to imperfect matching between the derivative and the underlying security, and there can be no assurance that the LifePath Portfolios' hedging transactions will be effective. The income from certain derivatives may be subject to U.S. federal income tax.

EMERGING MARKETS RISK - The risks of foreign investments are usually much greater for emerging markets. Investments in emerging markets may be considered speculative. Emerging markets include those in countries defined as emerging or developing by the World Bank, the International Finance Corporation or the United Nations. Emerging markets are riskier than more developed markets because they tend to develop unevenly and may never fully develop. They are more likely to experience hyper-inflation and currency devaluations, which adversely affect returns to U.S. investors. In addition, many emerging markets have far lower trading volumes and less liquidity than developed markets. Since these markets are often small, they may be more likely to suffer sharp and frequent price changes or long-term price depression because of adverse publicity, investor perceptions or the actions of a few large investors. In addition, traditional measures of investment value used in the United States, such as price to earnings ratios, may not apply to certain small markets. Also, there may be less publicly available information about issuers in emerging markets than would be available about issuers in more developed capital markets, and such issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those to which U.S. companies are subject.

Many emerging markets have histories of political instability and abrupt changes in policies. As a result, their governments are more likely to take actions that are hostile or detrimental to private enterprise or foreign investment than those of more developed countries, including expropriation of assets, confiscatory taxation, high rates of inflation or unfavorable diplomatic developments. In the past, governments of such nations have expropriated substantial amounts of private property, and most claims of the property owners have never been fully settled. There is no assurance that such expropriations will not reoccur. In such an event, it is possible that the LifePath Portfolios could lose the entire value of their investments in the affected market. Some countries have pervasiveness of corruption and crime that may hinder investments. Certain emerging markets may also face other significant internal or external risks, including the risk of war, and ethnic, religious and racial conflicts. In addition, governments in many emerging market countries participate to a significant degree in their economies and securities markets, which may impair investment and economic growth. National policies that may limit the LifePath Portfolios' investment opportunities include restrictions on investment in issuers or industries deemed sensitive to national interests.

Emerging markets may also have differing legal systems and the existence or possible imposition of exchange controls, custodial restrictions or other foreign or U.S. governmental laws or restrictions applicable to such investments. Sometimes, they may lack or be in the relatively early development of legal structures governing private and foreign investments and private property. In addition to withholding taxes on investment income, some countries with emerging markets may impose differential capital gains taxes on foreign investors.

Practices in relation to settlement of securities transactions in emerging markets involve higher risks than those in developed markets, in part because the LifePath Portfolios will need to use brokers and counterparties that are less well capitalized, and custody and registration of assets in some countries may be unreliable. The possibility of fraud, negligence, undue influence being exerted by the issuer or refusal to recognize ownership exists in some emerging markets, and, along with other factors, could result in ownership registration being completely lost. The LifePath Portfolios would absorb any loss resulting from such registration problems and may have no successful claim for compensation. In addition, communications between the United States and emerging market countries may be unreliable, increasing the risk of delayed settlements or losses of securities certificates.

EQUITY SECURITIES RISK - Common and preferred stocks represent equity ownership in a company. Stock markets are volatile. The price of equity securities will fluctuate and can decline and reduce the value of a portfolio investing in equities. The value of equity securities purchased by the LifePath Portfolios could decline if the financial condition of the companies the LifePath Portfolios invest in decline or if overall market and economic conditions deteriorate. They may also decline due to factors that affect a particular industry or industries, such as labor shortages or an increase in production costs and competitive conditions within an industry. In addition, they may decline due to general market conditions that are not specifically related to a company or industry, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or generally adverse investor sentiment.

EXTENSION RISK - When interest rates rise, certain obligations will be paid off by the obligor more slowly than anticipated, causing the value of these securities to fall. Rising interest rates tend to extend the duration of securities, making them more sensitive to changes in interest rates. The value of longer-term securities generally changes more in response to changes in interest rates than shorter-term securities. As a result, in a period of rising interest rates, securities may exhibit additional volatility and may lose value.

FOREIGN SECURITIES RISK - Securities traded in foreign markets have often (though not always) performed differently from securities traded in the United States. However, such investments often involve special risks not present in U.S. investments that can increase the chances that the LifePath Portfolios will lose money. In particular, the LifePath Portfolios are subject to the risk that because there may be fewer investors on foreign exchanges and a smaller number of securities traded each day, it may be more difficult for the LifePath Portfolios to buy and sell securities on those exchanges. In addition, prices of foreign securities may go up and down more than prices of securities traded in the United States.

CERTAIN RISKS OF HOLDING FUND ASSETS OUTSIDE THE UNITED STATES - The LifePath Portfolios generally hold their foreign securities and cash in foreign banks and securities depositories. Some foreign banks and securities depositories may be recently organized or new to the foreign custody business. In addition, there may be limited or no regulatory oversight of their operations. Also, the laws of certain countries limit the LifePath Portfolios' ability to recover their assets if a foreign bank, depository or issuer of a security, or any of their agents, goes bankrupt. In addition, it is often more expensive for a LifePath Portfolio to buy, sell and hold securities in certain foreign markets than in the United States. The increased expense of investing in foreign markets reduces the amount the LifePath Portfolios can earn on their investments and typically results in a higher operating expense ratio for the LifePath Portfolios than for investment companies invested only in the United States.

CURRENCY RISK - Securities and other instruments in which the LifePath Portfolios invest may be denominated or quoted in currencies other than the U.S. dollar. For this reason, changes in foreign currency exchange rates can affect the value of the LifePath Portfolios.

Generally, when the U.S. dollar rises in value against a foreign currency, a security denominated in that currency loses value because the currency is worth fewer U.S. dollars. Conversely, when the U.S. dollar decreases in value against a foreign currency, a security denominated in that currency gains value because the currency is worth more U.S. dollars. This risk, generally known as "currency risk," means that a strong U.S. dollar will reduce returns for U.S. investors while a weak U.S. dollar will increase those returns.

FOREIGN ECONOMY RISK - The economies of certain foreign markets may not compare favorably with the economy of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources and balance of payments position. Certain foreign economies may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, changes in international trading patterns, trade barriers and other protectionist or retaliatory measures. Investments in foreign markets may also be adversely affected by governmental actions such as the imposition of capital controls, nationalization of companies or industries, expropriation of assets or the imposition of punitive taxes. In addition, the governments of certain countries may prohibit or impose substantial restrictions on foreign investments in their capital markets or in certain industries. Any of these actions could severely affect securities prices or impair the LifePath Portfolios' ability to purchase or sell foreign securities or transfer the LifePath Portfolios' assets or income back into the United States, or otherwise adversely affect the LifePath Portfolios' operations.

Other potential foreign market risks include foreign exchange controls, difficulties in pricing securities, defaults on foreign government securities, difficulties in enforcing legal judgments in foreign courts and political and social instability. Diplomatic and political developments, including rapid and adverse political changes, social instability, regional conflicts, terrorism and war, could affect the economies, industries and securities and currency markets, and the value of the LifePath Portfolios' investments, in non-U.S. countries. These factors are extremely difficult, if not impossible, to predict and take into account with respect to the LifePath Portfolios' investments.

GOVERNMENTAL SUPERVISION AND REGULATION/ACCOUNTING STANDARDS - Many foreign governments do not supervise and regulate stock exchanges, brokers and the sale of securities to the same extent as such regulations exist in the United States. They also may not have laws to protect investors that are comparable to U.S. securities laws. For example, some foreign countries may have no laws or rules against insider trading. Insider trading occurs when a person buys or sells a company's securities based on material non-public information about that company. In addition, some countries may have legal systems that may make it difficult for the LifePath Portfolios to vote proxies, exercise shareholder rights, and pursue legal remedies with respect to its foreign investments. Accounting standards in other countries are not necessarily the same as in the United States. If the accounting standards in another country do not require as much detail as U.S. accounting standards, it may be harder for LifePath Portfolios' management to completely and accurately determine a company's financial condition.

SETTLEMENT RISK - Settlement and clearance procedures in certain foreign markets differ significantly from those in the United States. Foreign settlement and clearance procedures and trade regulations also may involve certain risks (such as delays in payment for or delivery of securities) not typically associated with the settlement of U.S. investments.

At times, settlements in certain foreign countries have not kept pace with the number of securities transactions. These problems may make it difficult for the LifePath Portfolios to carry out transactions. If the LifePath Portfolios cannot settle or are delayed in settling a purchase of securities, it may miss attractive investment opportunities and certain of their assets may be uninvested with no return earned thereon for some period. If the LifePath Portfolios cannot settle or are delayed in settling a sale of securities, it may lose money if the value of the security then declines or, if it has contracted to sell the security to another party; the LifePath Portfolios could be liable for any losses incurred.

INVESTMENTS IN MUTUAL FUNDS AND ETFS RISK - The LifePath Portfolios will invest substantially all of their assets in Underlying Funds, so the LifePath Portfolios' investment performance are directly related to the performance of the Underlying Funds. The LifePath Portfolios may also directly invest in ETFs. The LifePath Portfolios' net asset value will change with changes in the value of the mutual funds, ETFs and other securities in which it invests. An investment in the LifePath Portfolios will entail more direct and indirect costs and expenses than a direct investment in the Underlying Funds and ETFs. For example, the LifePath Portfolios indirectly pay a portion of the expenses (including operating expenses and management fees) incurred by the Underlying Funds and ETFs.

One Underlying Fund may buy the same securities that another Underlying Fund sells. In addition, the LifePath Portfolios may buy the same securities that an Underlying Fund sells, or vice-versa. If this happens, an investor in a LifePath Portfolio would indirectly bear the costs of these transactions without accomplishing the intended investment purpose. Also, an investor in a LifePath Portfolio may receive taxable gains from portfolio transactions by an Underlying Fund, as well as taxable gains from transactions in shares of the Underlying Fund by the LifePath Portfolio. Certain of the Underlying Funds may hold common portfolio securities, thereby reducing the diversification benefits of the LifePath Portfolios.

In order to minimize expenses, the LifePath Portfolios intend to invest in the class of shares of each Underlying Fund with the lowest shareholder fees and net fund operating expenses. As the Underlying Funds or the LifePath Portfolios' allocations among the Underlying Funds change from time to time, or to the extent that the expense ratio of the Underlying Funds changes, the weighted average operating expenses borne by the LifePath Portfolios may increase or decrease.

Underlying iShares Funds are subject to additional risks due to their shares being listed and traded on securities exchanges. There can be no assurance that an active trading market for these particular ETFs will develop or be maintained. Trading in ETFs may be halted because of market conditions or for reasons that, in the view of the listing exchange, make trading in ETFs inadvisable. In addition, trading in ETFs is subject to trading halts caused by extraordinary market volatility pursuant to "circuit breaker" rules. There can be no assurance that the requirements necessary to maintain the listing of ETFs will continue to be met or will remain unchanged. An ETF may trade at, above or below its NAV. The NAV of an ETF will fluctuate with changes in the market value of its holdings. The trading price of an ETF will generally fluctuate in accordance with changes in its NAV, as well as market supply and demand.

JUNK BONDS RISK - Although junk bonds generally pay higher rates of interest than investment grade bonds, junk bonds are high risk investments that may cause income and principal losses for the LifePath Portfolios. The major risks of junk bond investments include:

.. Junk bonds may be issued by less creditworthy issuers. Issuers of junk bonds may have a larger amount of outstanding debt relative to their assets than issuers of investment grade bonds. In the event of an issuer's bankruptcy, claims of other creditors may have priority over the claims of junk bond holders, leaving few or no assets available to repay junk bond holders.

.. Prices of junk bonds are subject to extreme price fluctuations. Adverse changes in an issuer's industry and general economic conditions may have a greater impact on the prices of junk bonds than on other higher rated fixed-income securities.

.. Issuers of junk bonds may be unable to meet their interest or principal payment obligations because of an economic downturn, specific issuer developments, or the unavailability of additional financing.

.. Junk bonds frequently have redemption features that permit an issuer to repurchase the security from the LifePath Portfolios before it matures. If the issuer redeems junk bonds, the LifePath Portfolios may have to invest the proceeds in bonds with lower yields and may lose income.

.. Junk bonds may be less liquid than higher rated fixed-income securities, even under normal economic conditions. There are fewer dealers in the junk bond market, and there may be significant differences in the prices quoted for junk bonds by the dealers. Because they are less liquid, judgment may play a greater role in valuing certain of the LifePath Portfolios' securities than is the case with securities trading in a more liquid market.

.. The LifePath Portfolios may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting issuer.

.. The credit rating of a high yield security does not necessarily address its market value risk. Ratings and market value may change from time to time, positively or negatively, to reflect new developments regarding the issuer.

MARKET RISK AND SELECTION RISK - Market risk is the risk that one or more markets in which the LifePath Portfolios invest will go down in value, including the possibility that the markets will go down sharply and unpredictably. Selection risk is the risk that the securities selected by fund management will underperform the markets, the relevant indexes or the securities selected by other funds with similar investment objectives and investment strategies. This means you may lose money.

MORTGAGE- AND ASSET-BACKED SECURITIES RISKS - Mortgage-backed securities (residential and commercial) and asset-backed securities represent interests in "pools" of mortgages or other assets, including consumer loans or receivables held in trust. Although asset-backed and commercial mortgage-backed securities ("CMBS") generally experience less prepayment than residential mortgage-backed securities, mortgage-backed and asset-backed securities, like traditional fixed-income securities, are subject to credit, interest rate, prepayment and extension risks.

Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-backed securities. The LifePath Portfolios' investments in asset-backed securities are subject to risks similar to those associated with mortgage-related securities, as well as additional risks associated with the nature of the assets and the servicing of those assets. These securities also are subject to the risk of default on the underlying mortgage or assets, particularly during periods of economic downturn. Certain CMBS are issued in several classes with different levels of yield and credit protection. The LifePath Portfolios' investments in CMBS with several classes may be in the lower classes that have greater risks than the higher classes, including greater interest rate, credit and prepayment risks.

Mortgage-backed securities may be either pass-through securities or collateralized mortgage obligations ("CMOs"). Pass-through securities represent a right to receive principal and interest payments collected on a pool of mortgages, which are passed through to security holders. CMOs are created by dividing the principal and interest payments collected on a pool of mortgages into several revenue streams (tranches) with different priority rights to portions of the underlying mortgage payments. Certain CMO tranches may represent a right to receive interest only (IOs), principal only (POs) or an amount that remains after other floating-rate tranches are paid (an inverse floater). These securities are frequently referred to as "mortgage derivatives" and may be extremely sensitive to changes in interest rates. Interest rates on inverse floaters, for example, vary inversely with a short-term floating rate (which may be reset periodically). Interest rates on inverse floaters will decrease when short-term rates increase, and will increase when short-term rates decrease. These securities have the effect of providing a degree of investment leverage. In response to changes in market interest rates or other market conditions, the value of an inverse floater may increase or decrease at a multiple of the increase or decrease in the value of the underlying securities. If the LifePath Portfolios invest in CMO tranches (including CMO tranches issued by government agencies) and interest rates move in a manner not anticipated by BFA, it is possible that the LifePath Portfolios could lose all or substantially all of their investment.

The residential mortgage market in the United States recently has experienced difficulties that may adversely affect the performance and market value of certain of the LifePath Portfolios' mortgage-related investments. Delinquencies and losses on residential mortgage loans (especially subprime and second-lien mortgage loans) generally have increased recently and may continue to increase, and a decline in or flattening of housing values (as has recently been experienced and may continue to be experienced in many housing markets) may exacerbate such delinquencies and losses. Also, a number of residential mortgage loan originators have recently experienced serious financial difficulties or bankruptcy. Reduced investor demand for mortgage loans and mortgage-related securities and increased investor yield requirements have caused limited liquidity in the secondary market for mortgage-related securities, which can adversely affect the market value of mortgage-related securities. It is possible that such limited liquidity in such secondary markets could continue or worsen.

Asset-backed securities entail certain risks not presented by mortgage-backed securities, including the risk that in certain states it may be difficult to perfect the liens securing the collateral backing certain asset-backed securities. In addition, certain asset-backed securities are based on loans that are unsecured, which means that there is no collateral to seize if the underlying borrower defaults. Certain mortgage-backed securities in which the LifePath Portfolios may invest may also provide a degree of investment leverage, which could cause the LifePath Portfolios to lose all or substantially all of their investment.

PASSIVE INVESTMENT RISK - Because BFA does not select individual companies in the underlying indexes for the Underlying iShares Funds, those Underlying iShares Funds may hold stocks in companies that present risks that an investment adviser researching individual stocks might seek to avoid.

PREPAYMENT RISK - When interest rates fall, certain obligations will be paid off by the obligor more quickly than originally anticipated, and the LifePath Portfolios may have to invest their proceeds in securities with lower yields. In periods of falling interest rates, the rate of prepayments tends to increase (as does price fluctuation) as borrowers are motivated to pay off debt and refinance at new lower rates. During such periods, reinvestment of the prepayment proceeds by the management team will generally be at lower rates of return than the return on the assets that were prepaid. Prepayment reduces the yield to maturity and the average life of the security.

REIT INVESTMENT RISK - In addition to the risks facing real estate-related securities, such as a decline in property values due to increasing vacancies, a decline in rents resulting from unanticipated economic, legal or technological developments or a decline in the price of securities of real estate companies due to a failure of borrowers to pay their loans or poor management, investments in REITs involve unique risks. REITs may have limited financial resources, may trade less frequently and in limited volume and may be more volatile than other securities.

SECURITIES LENDING RISK - Securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, the LifePath Portfolios may lose money and there may be a delay in recovering the loaned securities. The LifePath Portfolios could also lose money if they do not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral. These events could trigger adverse tax consequences for the LifePath Portfolios.

U.S. GOVERNMENT OBLIGATIONS RISK - Obligations of U.S. government agencies, authorities, instrumentalities and sponsored enterprises have historically involved little risk of loss of principal if held to maturity. However, not all U.S. government securities are backed by the full faith and credit of the United States. Obligations of certain agencies, authorities, instrumentalities and sponsored enterprises of the U.S. government are backed by the full faith and credit of the United States (E.G., the Government National Mortgage Association); other obligations are backed by the right of the issuer to borrow from the U.S. Treasury (E.G., the Federal Home Loan Banks); and others are supported by the discretionary authority of the U.S. government to purchase an agency's obligations. Still others are backed only by the credit of the agency, authority, instrumentality or sponsored enterprise issuing the obligation. No assurance can be given that the U.S. government would provide financial support to any of these entities if it is not obligated to do so by law.

Each LifePath Portfolio must maintain cash balances to meet redemption requests, which may lower overall portfolio performance.

FOR A DESCRIPTION OF THE LIFEPATH PORTFOLIOS' POLICIES AND PROCEDURES WITH RESPECT TO DISCLOSURE OF THEIR MASTER PORTFOLIOS' PORTFOLIO HOLDINGS, AND A FURTHER DISCUSSION OF THE LIFEPATH PORTFOLIOS' INVESTMENTS AND RISKS, PLEASE REFER TO THE LIFEPATH PORTFOLIOS' SAI.

Account Information
--------------------------------------------------------------------------------
Each LifePath Portfolio currently offers multiple share classes (Class K in this Prospectus), each with its own sales charge and expense structure, allowing you to invest in the way that best suits your needs. Each share class represents an ownership interest in the same investment portfolio of the particular LifePath Portfolio. When you choose your class of shares, you should consider the size of your investment and how long you plan to hold your shares. Either your financial professional or your selected securities dealer, broker, investment adviser, service provider, or industry professional ("financial intermediary") can help you determine which share class is best suited to your personal financial goals.

Each LifePath Portfolio's shares are distributed by BlackRock Investments, LLC (the "Distributor"), an affiliate of BFA.

The table below summarizes key features of the Class K Share class offered by this Prospectus.

                                            CLASS K SHARES AT A GLANCE
-----------------------------------------------------------------------------------------------------------------------------------
AVAILABILITY                                Available only to (i) qualified recordkeepers with a distribution and/or fund servicing agreement (establishing an omnibus trading relationship) maintained with the LifePath
                                            Portfolios' Distributor, (ii) defined benefit plans, defined contribution plans, endowments and foundations with greater than $100 million in a qualified tax-exempt plan, and (iii) employers with greater than $100 million in the aggregate between qualified and non- qualified plans that they sponsor (collectively, "Institutions").
                                            ---------------------------------------------------------------------------------------
MINIMUM INVESTMENT                          $ 1
                                            ---------------------------------------------------------------------------------------
INITIAL SALES CHARGE?                       No. Entire purchase price is invested in shares of the LifePath Portfolio
                                            ---------------------------------------------------------------------------------------
DEFERRED SALES CHARGE?                      No.
                                            ---------------------------------------------------------------------------------------
DISTRIBUTION AND/OR SERVICE (12B-1) FEES?   No.
                                            ---------------------------------------------------------------------------------------
REDEMPTION FEES?                            No.
-----------------------------------------------------------------------------------------------------------------------------------

Class K shares are normally purchased through a customer's account at an Institution through procedures established by the Institution. In these cases, confirmation of share purchases and redemptions will be sent to the Institution. A customer's ownership of shares will be recorded by the Institution and reflected in the account statements provided by the Institution to its customers. Investors wishing to purchase Class K Shares should contact their Institutions. Purchase orders may be placed by calling (800) 441-7762.

If you transfer your investment from an Institution to a type of account, such as an individual retirement account ("IRA"), that is not an eligible Class K share investor in the LifePath Portfolios, you must liquidate your investment in Class K Shares of the LifePath Portfolios and purchase a share class of another fund advised by BFA or its affiliates that is available for purchase by that type of account.

HOW TO BUY, SELL AND TRANSFER SHARES
--------------------------------------------------------------------------------
The chart on the following pages summarizes how to buy, sell and transfer shares through your financial professional or other financial intermediary. You may also buy, sell and transfer shares through BlackRock, Inc. and its affiliates (collectively, "BlackRock"), if your account is held directly with BlackRock. To learn more about buying, selling or transferring shares through BlackRock, call (800) 441-7762. Because the selection of a mutual fund involves many considerations, your financial professional or other financial intermediary may help you with this decision.

Each LifePath Portfolio may reject any purchase order, modify or waive the minimum initial or subsequent investment requirements for any shareholders and suspend and resume the sale of any share class of the LifePath Portfolio at any time for any reason.

In addition, the LifePath Portfolios may waive certain requirements regarding the purchase, sale or transfer of shares described below.

HOW TO BUY SHARES


                   YOUR CHOICES                                    IMPORTANT INFORMATION FOR YOU TO KNOW
-----------------------------------------------------------------------------------------------------------------------
INITIAL PURCHASE   Determine the amount of your                    There is a $1 minimum investment for all accounts.
                   investment
                   ----------------------------------------------------------------------------------------------------
                   Have your financial intermediary                The price of your shares is based on the next
                   submit your purchase order                      calculation of a LifePath Portfolio's NAV after
                                                                   your order is placed. Any purchase orders placed
                                                                   prior to the close of business on the New York
                                                                   Stock Exchange ("NYSE") (generally 4:00 p.m.
                                                                   Eastern time) will be priced at the NAV determined
                                                                   that day. Certain financial intermediaries,
                                                                   however, may require submission of orders prior to
                                                                   that time. A broker-dealer or financial
                                                                   institution maintaining the account in which you
                                                                   hold shares may charge a separate account, service
                                                                   or transaction fee on the purchase or sale of Fund
                                                                   shares that would be in addition to the fees and
                                                                   expenses shown in each LifePath Portfolio's "Fees
                                                                   and Expenses" table.

                                                                   Purchase orders placed after that time will be
                                                                   priced at the NAV determined on the next business
                                                                   day. The LifePath Portfolios may reject any order
                                                                   to buy shares and may suspend the sale of shares
                                                                   at any time. Financial intermediaries may charge a
                                                                   processing fee to confirm a purchase.
                   ----------------------------------------------------------------------------------------------------
                   Or contact BlackRock (for accounts              To purchase shares directly from BlackRock, call
                   held directly with BlackRock)                   (800) 441-7762 and request a new account
                                                                   application. Mail the completed application along
                                                                   with a check payable to "BlackRock Funds" to PNC
                                                                   Global Investment Servicing (U.S.) Inc. (the
                                                                   "Transfer Agent") at the address on the
                                                                   application.
-----------------------------------------------------------------------------------------------------------------------
ADD TO YOUR        Purchase additional shares                      The minimum investment for additional purchases is
INVESTMENT                                                         $1.
                   ----------------------------------------------------------------------------------------------------
                   Have your financial professional or             To purchase additional shares you may contact your
                   financial intermediary submit your              financial professional or financial intermediary.
                   purchase order for additional shares
                   ----------------------------------------------------------------------------------------------------
                   Or contact BlackRock (for accounts              PURCHASE BY TELEPHONE: Call (800) 441-7762 and
                   held directly with BlackRock)                   speak with one of our representatives. The
                                                                   LifePath Portfolios have the right to reject any
                                                                   telephone request for any reason.

                                                                   PURCHASE IN WRITING: You may send a written
                                                                   request to BlackRock at the address on the back
                                                                   cover of this Prospectus.
                   ----------------------------------------------------------------------------------------------------
                   Acquire additional shares by                    All dividends and capital gains distributions are
                   reinvesting dividends and capital               automatically reinvested without a sales charge.
                   gains                                           To make any changes to your dividend and/or
                                                                   capital gains distributions options, please call
                                                                   (800) 441-7762, or contact your financial
                                                                   professional (if your account is not held directly
                                                                   with BlackRock).
-----------------------------------------------------------------------------------------------------------------------
HOW TO PAY FOR     Making payment for purchases                    Payment for an order must be made in Federal funds
SHARES                                                             or other immediately available funds by the time
                                                                   specified by your financial professional or other
                                                                   financial intermediary, but in no event later than
                                                                   4:00 p.m. (Eastern time) on the first business day
                                                                   following BlackRock's receipt of the order. If
                                                                   payment is not received by this time, the order
                                                                   will be canceled and you and your financial
                                                                   professional or other financial intermediary will
                                                                   be responsible for any loss to the LifePath
                                                                   Portfolios.

                                                                   For Class K Shares purchased directly from a
                                                                   LifePath Portfolio, a check payable to "BlackRock
                                                                   Funds," which bears the name of the LifePath
                                                                   Portfolio you are purchasing must accompany a
                                                                   completed purchase application.
-----------------------------------------------------------------------------------------------------------------------


HOW TO SELL SHARES

                   YOUR CHOICES                                    IMPORTANT INFORMATION FOR YOU TO KNOW
-----------------------------------------------------------------------------------------------------------------------
FULL OR PARTIAL    Have your financial intermediary                You can make redemption requests through your
REDEMPTION OF      submit your sales order                         financial professional or financial intermediary
SHARES                                                             in accordance with the procedures applicable to
                                                                   your accounts. These procedures may vary according
                                                                   to the type of account and the financial
                                                                   intermediary involved, and customers should
                                                                   consult their financial intermediary in this
                                                                   regard. Financial intermediaries are responsible
                                                                   for transmitting redemption orders and crediting
                                                                   their customers' accounts with redemption proceeds
                                                                   on a timely basis. Information relating to such
                                                                   redemption services and charges to process a
                                                                   redemption of shares, if any, should be obtained
                                                                   by customers from their financial intermediaries.
                                                                   Financial intermediaries may place redemption
                                                                   orders by telephoning (800) 441-7762.

                                                                   Shareholders should indicate that they are
                                                                   redeeming Class K Shares. The price of your shares
                                                                   is based on the next calculation of a LifePath
                                                                   Portfolio's NAV after your order is placed. For
                                                                   your redemption request to be priced at the NAV on
                                                                   the day of your request, you must submit your
                                                                   request to your financial intermediary prior to
                                                                   that day's close of business on the NYSE
                                                                   (generally 4:00 p.m. Eastern time). Certain
                                                                   financial intermediaries, however, may require
                                                                   submission of orders prior to that time. Any
                                                                   redemption request placed after that time will be
                                                                   priced at the NAV at the close of business on the
                                                                   next business day.

                                                                   Financial intermediaries may charge a fee to
                                                                   process a redemption of shares.

                                                                   Each LifePath Portfolio may reject an order to
                                                                   sell shares under certain circumstances.
                   ----------------------------------------------------------------------------------------------------
                   Selling shares held directly with               METHODS OF REDEEMING
                   BlackRock
                                                                   REDEEM BY TELEPHONE: You may sell shares held at
                                                                   BlackRock via telephone request by telephoning
                                                                   (800) 441-7762.

                                                                   Each LifePath Portfolio, its administrator and the
                                                                   Distributor will employ reasonable procedures to
                                                                   confirm that instructions communicated by
                                                                   telephone are genuine. Each LifePath Portfolio and
                                                                   its service providers will not be liable for any
                                                                   loss, liability, cost or expense for acting upon
                                                                   telephone instructions that are reasonably
                                                                   believed to be genuine in accordance with such
                                                                   procedures. Each LifePath Portfolio may refuse a
                                                                   telephone redemption request if it believes it is
                                                                   advisable to do so.

                                                                   During periods of substantial economic or market
                                                                   change, telephone redemptions may be difficult to
                                                                   complete. Please find below alternative redemption
                                                                   methods.

                                                                   REDEEM IN WRITING: You may sell shares held at
                                                                   BlackRock by writing to BlackRock. All
                                                                   shareholders on the account must sign the letter.
                                                                   A medallion signature guarantee will generally be
                                                                   required but may be waived in certain limited
                                                                   circumstances. You can obtain a medallion
                                                                   signature guarantee stamp from a bank, securities
                                                                   dealer, securities broker, credit union, savings
                                                                   and loan association, national securities exchange
                                                                   or registered securities association. A notary
                                                                   public seal will not be acceptable. If you hold
                                                                   stock certificates, return the certificates with
                                                                   the letter. Proceeds from redemptions may be sent
                                                                   via check, Automated Clearing House Network
                                                                   ("ACH") or wire to the bank account of record.
-----------------------------------------------------------------------------------------------------------------------

                   YOUR CHOICES                                    IMPORTANT INFORMATION FOR YOU TO KNOW
-----------------------------------------------------------------------------------------------------------------------
FULL OR PARTIAL    Selling shares held directly with               PAYMENT OF REDEMPTION PROCEEDS BY WIRE TRANSFER:
REDEMPTION OF      BlackRock (continued)                           Payment for redeemed shares for which a redemption
SHARES (CONTINUED)                                                 order is received before 4:00 p.m. (Eastern time)
                                                                   on a business day is normally made in Federal
                                                                   funds wired to the redeeming shareholder on the
                                                                   next business day, provided that the LifePath
                                                                   Portfolios' custodian is also open for business.
                                                                   Payment for redemption orders received after 4:00
                                                                   p.m. (Eastern time) or on a day when the LifePath
                                                                   Portfolios' custodian is closed is normally wired
                                                                   in Federal funds on the next business day
                                                                   following redemption on which the LifePath
                                                                   Portfolio's custodian is open for business. Each
                                                                   LifePath Portfolio reserves the right to wire
                                                                   redemption proceeds within seven days after
                                                                   receiving a redemption order if, in the judgment
                                                                   of the LifePath Portfolio, an earlier payment
                                                                   could adversely affect a LifePath Portfolio. No
                                                                   charge for wiring redemption payments with respect
                                                                   to Class K Shares is imposed by a LifePath
                                                                   Portfolio, although plans may charge their
                                                                   customer accounts for redemption services.
                                                                   Information relating to such redemption services
                                                                   and charges, if any, should be obtained by
                                                                   customers from their plans.

                                                                   The LifePath Portfolios are not responsible for
                                                                   the efficiency of the Federal wire system or the
                                                                   shareholder's firm or bank. To change the name of
                                                                   the single, designated bank account to receive
                                                                   wire redemption proceeds, it is necessary to send
                                                                   a written request to the LifePath Portfolio at the
                                                                   address on the back cover of this Prospectus.
-----------------------------------------------------------------------------------------------------------------------

HOW TO TRANSFER YOUR ACCOUNT


                   YOUR CHOICES                                    IMPORTANT INFORMATION FOR YOU TO KNOW
-----------------------------------------------------------------------------------------------------------------------
TRANSFER SHARES TO Transfer to a                                   You may transfer your Class K Shares of a LifePath
ANOTHER SECURITIES participating                                   Portfolio only to another securities dealer that
DEALER OR OTHER    financial intermediary                          has an agreement with the Distributor. Certain
FINANCIAL                                                          shareholder services may not be available for the
INTERMEDIARY                                                       transferred shares. All future trading of these
                                                                   assets must be coordinated by the receiving firm.

                                                                   If your account is held directly with BlackRock,
                                                                   you may call (800) 441- 7762 with any questions;
                                                                   otherwise please contact your financial
                                                                   intermediary to accomplish the transfer of shares.
                   ----------------------------------------------------------------------------------------------------
                   Transfer to a                                   You must either:
                   non-participating
                   financial intermediary                          . Transfer your Class K Shares to an account with
                                                                     a LifePath Portfolio; or
                                                                   . Sell your Class K Shares, paying any applicable
                                                                     deferred sales charge.

                                                                   If your account is held directly with BlackRock,
                                                                   you may call (800) 441- 7762 with any questions;
                                                                   otherwise please contact your financial
                                                                   intermediary to accomplish the transfer of shares.
-----------------------------------------------------------------------------------------------------------------------

LIFEPATH PORTFOLIOS' RIGHTS
--------------------------------------------------------------------------------
Each LifePath Portfolio may:

.. Suspend the right of redemption if trading is halted or restricted on the NYSE or under other emergency conditions described in the Investment Company Act of 1940, as amended (the "1940 Act"),

.. Postpone date of payment upon redemption if trading is halted or restricted on the NYSE or under other emergency conditions described in the 1940 Act or if a redemption request is made before a LifePath Portfolio has collected payment for the purchase of shares,

.. Redeem shares for property other than cash if conditions exist which make cash payments undesirable in accordance with its rights under the 1940 Act, and

.. Redeem shares involuntarily in certain cases, such as when the value of a shareholder account falls below a specified level.

SHORT-TERM TRADING POLICY
--------------------------------------------------------------------------------
The Boards of Trustees of the Trust and MIP have determined that the interests of long-term shareholders and a LifePath Portfolio's ability to manage its investments may be adversely affected when shares are repeatedly bought, sold or exchanged in response to short-term market fluctuations - also known as "market timing." The LifePath Portfolios are not designed for market timing organizations or other entities using programmed or frequent purchases and sales or exchanges. The exchange privilege is not intended as a vehicle for short-term trading. Excessive purchase and sale or exchange activity may interfere with portfolio management, increase expenses and taxes and may have an adverse effect on the performance of a LifePath Portfolio and its shareholders. For example, large flows of cash into and out of a LifePath Portfolio may require the management team to allocate a significant amount of assets to cash or other short-term investments or sell securities, rather than maintaining such assets in securities selected to achieve the LifePath Portfolio's investment goal. Frequent trading may cause a LifePath Portfolio to sell securities at less favorable prices, and transaction costs, such as brokerage commissions, can reduce the LifePath Portfolio's performance.

A fund that invests in non-U.S. securities is subject to the risk that an investor may seek to take advantage of a delay between the change in value of the fund's portfolio securities and the determination of the fund's net asset value as a result of different closing times of U.S. and non-U.S. markets by buying or selling fund shares at a price that does not reflect their true value. A similar risk exists for funds that invest in securities of small capitalization companies, securities of issuers located in emerging markets or high yield securities (junk bonds) that are thinly traded and therefore may have actual values that differ from their market prices. This short-term arbitrage activity can reduce the return received by long-term shareholders. Each LifePath Portfolio will seek to eliminate these opportunities by using fair value pricing, as described in "Valuation of LifePath Portfolio Investments."

Each LifePath Portfolio discourages market timing and seeks to prevent frequent purchases and sales or exchanges of LifePath Portfolio shares that it determines may be detrimental to the LifePath Portfolio or long-term shareholders. The Boards of Trustees of the Trust and MIP have approved the policies discussed below to seek to deter market timing activity. The Boards of Trustees of the Trust and MIP have not adopted any specific numerical restrictions on purchases, sales and exchanges of LifePath Portfolio shares because certain legitimate strategies will not result in harm to a LifePath Portfolio or shareholders.

If as a result of its own investigation, information provided by a financial intermediary or other third party, or otherwise, a LifePath Portfolio believes, in its sole discretion, that your short-term trading is excessive or that you are engaging in market timing activity, it reserves the right to reject any specific purchase or exchange order. If a LifePath Portfolio rejects your purchase or exchange order, you will not be able to execute that transaction, and the LifePath Portfolio will not be responsible for any losses you therefore may suffer. In addition, any redemptions or exchanges that you make (as a result of the activity described above or otherwise) will be subject to any and all redemption fees, as described below. For transactions placed directly with a LifePath Portfolio, the LifePath Portfolio may consider the trading history of accounts under common ownership or control for the purpose of enforcing these policies. Transactions placed through the same financial intermediary on an omnibus basis may be deemed part of a group for the purpose of this policy and may be rejected in whole or in part by a LifePath Portfolio. Certain accounts, such as omnibus accounts and accounts at financial intermediaries, however, include multiple investors and such accounts typically provide a LifePath Portfolio with net purchase or redemption and exchange requests on any given day where purchases, redemptions and exchanges of shares are netted against one another and the identity of individual purchasers, redeemers and exchangers whose orders are aggregated may not be known by the LifePath Portfolio. While each LifePath Portfolio monitors for market timing activity, a LifePath Portfolio may be unable to identify such activities because the netting effect in omnibus accounts often makes it more difficult to locate and eliminate market timers from the LifePath Portfolio. The Distributor has entered into agreements with respect to financial professionals, and other financial intermediaries that maintain omnibus accounts with the transfer agent pursuant to which such financial professionals and other financial intermediaries undertake to cooperate with the Distributor in monitoring purchase, exchange and redemption orders by their customers in order to detect and prevent short-term or excessive trading in a LifePath Portfolio's shares through such accounts. Identification of market timers may also be limited by operational systems and technical limitations. In the event that a financial intermediary is determined by a LifePath Portfolio to be engaged in market timing or other improper trading activity, the LifePath Portfolio's Distributor may terminate such financial intermediary's agreement with the Distributor, suspend such financial intermediary's trading privileges or take other appropriate actions.

Certain mutual funds sponsored and advised by BFA or its affiliates (the "BlackRock Funds") will automatically assess and retain a fee of 2.00% of the current NAV, after excluding the effect of any contingent deferred sales charges, of shares being redeemed or exchanged within 30 days of acquisition (other than those acquired through reinvestment of dividends or other distributions).

There is no assurance that the methods described above will prevent market timing or other trading that may be deemed abusive.

A LifePath Portfolio may from time to time use other methods that it believes are appropriate to deter market timing or other trading activity that may be detrimental to the LifePath Portfolio or long-term shareholders.

REDEMPTION FEE
--------------------------------------------------------------------------------
The LifePath Portfolios do not charge a redemption fee. However, certain BlackRock Funds listed below (the "Applicable Funds") charge a 2.00% redemption fee on the proceeds (calculated at market value) of a redemption (either by sale or exchange) of Applicable Fund shares made within 30 days of purchase.

THE FOLLOWING BLACKROCK FUNDS ASSESS REDEMPTION FEES:

                                     EQUITY
 BlackRock All-Cap Energy & Resources Portfolio      BlackRock International Value Fund
 BlackRock Energy & Resources Portfolio              BlackRock Latin America Fund, Inc.
 BlackRock EuroFund                                  BlackRock Pacific Fund, Inc.
 BlackRock Global Allocation Fund, Inc.              BlackRock Science & Technology Opportunities Portfolio
 BlackRock Global Dynamic Equity Fund                BlackRock Small Cap Core Equity Portfolio
 BlackRock Global Emerging Markets Fund, Inc.        BlackRock Small Cap Growth Equity Portfolio
 BlackRock Global Financial Services Fund, Inc.      BlackRock Small Cap Growth Fund II
 BlackRock Global Growth Fund, Inc.                  BlackRock Small Cap Index Fund
 BlackRock Global Opportunities Portfolio            BlackRock Small/Mid-Cap Growth Portfolio
 BlackRock Global SmallCap Fund, Inc.                BlackRock U.S. Opportunities Portfolio
 BlackRock Health Sciences Opportunities Portfolio   BlackRock Value Opportunities Fund, Inc.
 BlackRock International Fund                        BlackRock World Gold Fund
 BlackRock International Index Fund                  MFS Research International FDP Fund
 BlackRock International Opportunities Portfolio

                                       FIXED INCOME
 BlackRock Emerging Market Debt Portfolio            BlackRock International Bond Portfolio
 BlackRock High Income Fund                          BlackRock Strategic Income Opportunities Portfolio
 BlackRock High Yield Bond Portfolio                 BlackRock World Income Fund, Inc.

MASTER/FEEDER AND FUND OF FUNDS STRUCTURES
--------------------------------------------------------------------------------
The LifePath Portfolios do not have their own investment adviser. Instead, each LifePath Portfolio invests all of its assets in the corresponding Master Portfolio, which has an investment objective, strategies and policies substantially identical to those of the LifePath Portfolio. BFA serves as investment adviser to each Master Portfolio. The Master Portfolios may accept investments from other feeder funds. Certain actions involving other feeder funds, such as a substantial withdrawal, could affect the Master Portfolios and, therefore, the LifePath Portfolios.

FEEDER FUND EXPENSES

Feeder funds, including the LifePath Portfolios, bear their respective master portfolio's expenses in proportion to the amount of assets each invests in the master portfolio. The feeder fund can set its own transaction minimums, fund-specific expenses and conditions.

FEEDER FUND RIGHTS

Under the master/feeder structure, the Trust's Board of Trustees retains the right to withdraw a LifePath Portfolio's assets from its Master Portfolio if it believes doing so is in the best interests of the LifePath Portfolio's shareholders. If the Trust's Board of Trustees decides to withdraw a LifePath Portfolio's assets, it would then consider whether the LifePath Portfolio should hire its own investment adviser, invest in another master portfolio or take other action.

FUND OF FUNDS

The Master Portfolios do not invest directly in a portfolio of securities. Instead, they invest in the Underlying Money Market Fund and other Underlying Funds that are also advised by BFA. Each Master Portfolio charges for its own direct expenses, in addition to bearing a PRO RATA share of the expenses charged by the Underlying Funds in which it invests.

Management of the LifePath Portfolios
--------------------------------------------------------------------------------
INVESTMENT ADVISER
--------------------------------------------------------------------------------
Each LifePath Portfolio is a "feeder" fund that invests all of its assets in a Master Portfolio that has an investment objective, strategies and policies substantially identical to those of the LifePath Portfolio. The Master Portfolios, in turn, invest in a combination of Underlying Funds. BFA, a registered investment adviser, serves as investment adviser to each Master Portfolio, and also serves as investment adviser to each Underlying Fund, with the exception of the Underlying Money Market Fund, which invests in a master portfolio advised by BFA. BFA manages the investment of the Master Portfolios' assets and provides the Master Portfolios with investment guidance and policy direction in connection with daily portfolio management, subject to the supervision of MIP's Board of Trustees. For its services to each Master Portfolio, BFA is entitled to receive an annual management fee of 0.35% of such Master Portfolio's average daily net assets.

BFA provides investment advisory services for the Underlying Funds that differ from the investment advisory services it provides for the Master Portfolios and receives investment advisory fees for such services to the Underlying Funds that differ from the fees described in this Prospectus for the LifePath Portfolios. In addition, BTC provides administration services to certain of the Underlying Funds and, for those services, may receive administration fees from those Underlying Funds. BFA has contractually agreed to waive its management fees at the Master Portfolio level in an amount equal to management and administration fees, if any, paid by the Underlying Funds to BFA and BTC, respectively, through the close of business on April 30, 2012.

BFA is located at 400 Howard Street, San Francisco, CA 94105. BFA is a wholly-owned subsidiary of BTC, which in turn is indirectly wholly-owned by BlackRock, Inc. As of March 31, 2010, BTC and its affiliates, including BFA, had approximately $3.364 trillion in investment company and other portfolio assets under management.

A discussion regarding the basis for MIP's Board of Trustees' approval of the investment advisory agreements with BFA is available in the LifePath Portfolios' annual report for the year ended December 31, 2009.

PORTFOLIO MANAGERS
--------------------------------------------------------------------------------
The Master Portfolios are managed by a team of financial professionals. Information regarding the portfolio managers of the Master Portfolios is set forth below. The portfolio managers are jointly and primarily responsible for the day-to-day management of each Master Portfolio's portfolio, including setting the Master Portfolio's overall investment strategy and overseeing the management of the Master Portfolio. Further information regarding the portfolio managers, including other accounts managed, compensation, ownership of Master Portfolio shares and possible conflicts of interest, is available in the SAI. References in the biographies to BFA include BFA's predecessor Barclays Global Fund Advisors and references to BTC includes BTC's predecessor Barclays Global Investors, N.A.

Dagmar Nikles has been employed as a Senior Investment Strategist in the defined contributions team at BFA and BTC since December 2009. From July 2003 to November 2009, Ms. Nikles was a member of the asset allocation portfolio management team at BFA and BTC. Since June 2005, Ms. Nikles has been a one of the portfolio managers primarily responsible for the day-to-day management of the Master Portfolios then in existence and each Master Portfolio organized thereafter.

Leslie Gambon has been employed as a member of the asset allocation portfolio management team at BFA and BTC since April 2007. From October 2004 to April 2007, Ms. Gambon was Head of Defined Contribution Portfolio Management at BTC. Since May 2007, Ms. Gambon has been one of the portfolio managers primarily responsible for the day-to-day management of the Master Portfolios then in existence and each Master Portfolio organized thereafter.

Alan Mason has been employed by BFA and BTC since 1991. Mr. Mason is responsible for multi-asset class solutions for institutional clients. From 1991 to 2009, Mr. Mason served a variety of roles at BFA and BTC, including eight years devoted to the development of transition management products. Since September 2009, Mr. Mason has been one of the portfolio managers primarily responsible for the day-to-day management of the Master Portfolios then in existence and each Master Portfolio organized thereafter.

Amy Whitelaw has been employed as Head of Defined Contributions Portfolio Management at BFA and BTC since October 2009. Ms. Whitelaw had been employed as a member of the portfolio management team at BFA and BTC since July 2006. From April 2002 to April 2005, Ms. Whitelaw worked as a transition manager and strategist in the Transition Services group at BFA and BTC. Since April 2010, Ms. Whitelaw has been one of the portfolio managers primarily responsible for the day-to-day management of the Master Portfolios then in existence and each Master Portfolio organized thereafter.

ADMINISTRATIVE SERVICES
--------------------------------------------------------------------------------
Pursuant to an Administration Agreement between the Trust, on behalf of the LifePath Portfolios, and BTC, BTC provides the following services, among others, as the LifePath Portfolios' administrator:

  . Supervises the LifePath Portfolios' administrative operations;

  . Provides or causes to be provided management reporting and treasury administration services;

  . Financial reporting;

  . Legal, blue sky and tax services;

  . Preparation of proxy statements and shareholder reports; and

  . With respect to the other share Classes of the LifePath Portfolios, engaging and supervising the shareholder servicing agent (the "Shareholder Servicing Agent") on behalf of the LifePath Portfolios.

BTC is entitled to receive fees for these services at the annual rate of 0.15% of the average daily net assets of Class K Shares of each LifePath Portfolio. In addition to performing these services, BTC has agreed to bear all costs of operating the LifePath Portfolios, other than brokerage expenses, management fees, 12b-1 distribution or service fees, certain fees and expenses related to the Trust's trustees who are not "interested persons" of the LifePath Portfolios or the Trust as defined in the 1940 Act and their counsel, auditing fees, litigation expenses, taxes or other extraordinary expenses.

CONFLICTS OF INTEREST
--------------------------------------------------------------------------------
The investment activities of BFA and its affiliates (including BlackRock and PNC and their affiliates, directors, partners, trustees, managing members, officers and employees (collectively, the "Affiliates")) and of BlackRock's significant shareholders, Merrill Lynch and its affiliates, including BAC
(each, a "BAC Entity"), and Barclays Bank PLC and its affiliates, including Barclays PLC (each, a "Barclays Entity") (for convenience the BAC Entities and Barclays Entities are collectively referred to in this section as the "Entities" and each separately is referred to as an "Entity") in the management of, or their interest in, their own accounts and other accounts they manage, may present conflicts of interest that could disadvantage the LifePath Portfolios and their shareholders. BlackRock and its Affiliates or the Entities provide investment management services to other funds and discretionary managed accounts that follow investment programs similar to those of the LifePath Portfolios. BlackRock and its Affiliates or the Entities are involved worldwide with a broad spectrum of financial services and asset management activities and may engage in the ordinary course of business in activities in which their interests or the interests of their clients may conflict with those of the LifePath Portfolios. One or more of the Affiliates or Entities act or may act as an investor, investment banker, research provider, investment manager, financier, advisor, market maker, trader, prime broker, lender, agent and principal, and have other direct and indirect interests, in securities, currencies and other instruments in which the LifePath Portfolios directly and indirectly invest. Thus, it is likely that the LifePath Portfolio will have multiple business relationships with and will invest in, engage in transactions with, make voting decisions with respect to, or obtain services from entities for which an Affiliate or an Entity performs or seeks to perform investment banking or other services. One or more Affiliates or Entities may engage in proprietary trading and advise accounts and funds that have investment objectives similar to those of the LifePath Portfolios and/or that engage in and compete for transactions in the same types of securities, currencies and other instruments as the LifePath Portfolio. The trading activities of these Affiliates or Entities are carried out without reference to positions held directly or indirectly by the LifePath Portfolios and may result in an Affiliate or an Entity having positions that are adverse to those of the LifePath Portfolios. No Affiliate or Entity is under any obligation to share any investment opportunity, idea or strategy with the LifePath Portfolios. As a result, an Affiliate or an Entity may compete with the LifePath Portfolios for appropriate investment opportunities. The results of the LifePath Portfolios' investment activities, therefore, may differ from those of an Entity and of other accounts managed by an Affiliate or an Entity, and it is possible that the LifePath Portfolios could sustain losses during periods in which one or more Affiliates or Entities and other accounts achieve profits on their trading for proprietary or other accounts. The opposite result is also possible. In addition, the LifePath Portfolios may, from time to time, enter into transactions in which an Affiliate or an Entity or its other clients have an adverse interest. Furthermore, transactions undertaken by Affiliate-advised clients may adversely impact the LifePath Portfolios. Transactions by one or more Affiliate- or Entity-advised clients or BFA may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of the LifePath Portfolios. The LifePath Portfolios' activities may be limited because of regulatory restrictions applicable to one or more Affiliates or Entities, and/or their internal policies designed to comply with such restrictions. In addition, the LifePath Portfolios may invest in securities of companies with which an Affiliate or an Entity has or is trying to develop investment banking relationships or in which an Affiliate or an Entity has significant debt or equity investments. The LifePath Portfolios also may invest in securities of companies for which an Affiliate or an Entity provides or may some day provide research coverage. An Affiliate or an Entity may have business relationships with and purchase or distribute or sell services or products from or to distributors, consultants or others who recommend the LifePath Portfolios or who engage in transactions with or for the LifePath Portfolios, and may receive compensation for such services. The LifePath Portfolios may also make brokerage and other payments to Affiliates or Entities in connection with the LifePath Portfolios' portfolio investment transactions.

An Entity may maintain securities indexes as part of its product offerings. Index-based funds seek to track the performance of securities indexes and may use the name of the index in the fund name. Index providers, including Entities, may be paid licensing fees for use of their indexes or index names. Entities will not be obligated to license their indexes to BlackRock, and BlackRock cannot be assured that the terms of any index licensing agreement with the Entities will be as favorable as those terms offered to other index licensees.

Under a securities lending program approved by MIP's Board of Trustees, the Master Portfolios have retained an Affiliate of BFA to serve as the securities lending agent for the Master Portfolios to the extent that the Master Portfolios participate in the securities lending program. For these services, the lending agent may receive a fee from the Master Portfolios, including a fee based on the returns earned on the Master Portfolios' investment of the cash received as collateral for the loaned securities. In addition, one or more Affiliates may be among the entities to which the Master Portfolios may lend their portfolio securities under the securities lending program.

The activities of Affiliates may give rise to other conflicts of interest that could disadvantage the LifePath Portfolios and their shareholders. BFA has adopted policies and procedures designed to address these potential conflicts of interest.

VALUATION OF LIFEPATH PORTFOLIO INVESTMENTS
--------------------------------------------------------------------------------
When you buy shares, you pay the net asset value, plus any applicable sales charge. This is the offering price. Shares are also redeemed at their net asset value, minus any applicable deferred sales charge. Each LifePath Portfolio calculates the net asset value of each class of its shares (generally by using market quotations) each day the NYSE is open as of the close of business on the NYSE, based on prices at the time of closing. The NYSE generally closes at 4:00 p.m. Eastern time. The net asset value used in determining your share price is the next one calculated after your purchase or redemption order is placed.

Each LifePath Portfolio's assets and liabilities are valued primarily on the basis of market quotations. Equity investments are valued at market value, which is generally determined using the last reported sale price on the exchange or market on which the security is primarily traded at the time of valuation. Each LifePath Portfolio values fixed income portfolio securities using market prices provided directly from one or more broker-dealers, market makers, or independent third-party pricing services which may use matrix pricing and valuation models to derive values, each in accordance with valuation procedures approved by the Trust's Board of Trustees. Short-term debt securities with remaining maturities of 60 days or less are valued on the basis of amortized cost. If a LifePath Portfolio invests in foreign securities, these securities may trade on weekends or other days when the LifePath Portfolio does not price its shares. As a result, a LifePath Portfolio's net asset value may change on days when you will not be able to purchase or redeem the LifePath Portfolio's shares. In addition, foreign currency exchange rates are generally determined as of the close of business on the NYSE. Shares of underlying open-end funds are valued at net asset value.

Generally, trading in foreign securities, U.S. government securities and money market instruments and certain fixed income securities is substantially completed each day at various times prior to the close of business on the NYSE. The values of such securities used in computing the net asset value of a LifePath Portfolio's shares are determined as of such times.

When market quotations are not readily available or are not believed by BFA to be reliable, a LifePath Portfolio's investments are valued at fair value. Fair value determinations are made by BFA in accordance with procedures approved by the Trust's Board of Trustees. BFA may conclude that a market quotation is not readily available or is unreliable if a security or other asset or liability does not have a price source due to its lack of liquidity, if BFA believes a market quotation from a broker-dealer or other source is unreliable, where the security or other asset or liability is thinly traded (e.g., municipal securities and certain non-U.S. securities) or where there is a significant event subsequent to the most recent market quotation. For this purpose, a "significant event" is deemed to occur if BFA determines, in its business judgment prior to or at the time of pricing a LifePath Portfolio's assets or liabilities, that it is likely that the event will cause a material change to the last closing market price of one or more assets or liabilities held by the LifePath Portfolio. Foreign securities whose values are affected by volatility that occurs in U.S. markets on a trading day after the close of foreign securities markets may be fair valued.

Fair value represents a good faith approximation of the value of a security. The fair value of one or more securities may not, in retrospect, be the price at which those assets could have been sold during the period in which the particular fair values were used in determining a LifePath Portfolio's net asset value.

A LifePath Portfolio may accept orders from certain authorized financial intermediaries or their designees. A LifePath Portfolio will be deemed to receive an order when accepted by the intermediary or designee and the order will receive the net asset value next computed by the LifePath Portfolio after such acceptance. If the payment for a purchase order is not made by a designated later time, the order will be canceled and the financial intermediary could be held liable for any losses.

DIVIDENDS, DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------

                                BUYING A DIVIDEND

Unless your investment is in a tax deferred account, you may want to avoid buying shares shortly before the LifePath Portfolio pays a dividend. The reason? If you buy shares when a fund has declared but not yet distributed ordinary income or capital gains, you will pay the full price for the shares and then receive a portion of the price back in the form of a taxable dividend. Before investing you may want to consult your tax adviser.

--------------------------------------------------------------------------------

Each LifePath Portfolio will distribute net investment income, if any, quarterly and net realized capital gains, if any, at least annually. Each LifePath Portfolio may also pay a special distribution at the end of the calendar year to comply with U.S. federal tax requirements. Dividends may be reinvested automatically in shares of a LifePath Portfolio at NAV or may be taken in cash. If you would like to receive dividends in cash, contact your financial adviser, selected securities dealer, other financial intermediary or the Transfer Agent. Although this cannot be predicted with any certainty, each LifePath Portfolio anticipates that the majority of its dividends, if any, will consist of capital gains.

Because of the special tax rules applicable to investments by qualified plans exempt from tax under section 401(a) of the Internal Revenue Code, if you are invested through such a plan, you will not be taxed on dividends paid by a LifePath Portfolio or on the proceeds of a redemption or an exchange of shares of a LifePath Portfolio, provided the shares are not debt-financed property to you. Different tax consequences apply to a shareholder that does not satisfy the requirements of Section 401(a) or 501(a) of the Internal Revenue Code.

Each Master Portfolio and each LifePath Portfolio will operate so that the LifePath Portfolios satisfy the requirements under the Internal Revenue Code for taxation as a regulated investment company, and by satisfying those requirements and distributing its net investment income and net capital gain, as described above, each LifePath Portfolio will seek to avoid incurring liability for federal income tax that would affect its investment return. However, dividends and interest received by the LifePath Portfolios may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes.

Recently enacted legislation will impose a 3.8% Medicare tax on the net investment income (which includes interest, dividends and capital gains) of U.S. individuals with income exceeding $200,000 or $250,000 if married and filing jointly, and of trusts and estates, for taxable years beginning after December 31, 2012.

Other recently enacted legislation will impose a 30% withholding tax on dividends and redemption proceeds paid after December 31, 2012, to (i) certain foreign financial institutions and investment funds, unless they agree to collect and disclose to the Internal Revenue Service information regarding their direct and indirect U.S. account holders and (ii) certain other foreign entities unless they certify certain information regarding their direct and indirect U.S. owners. Under some circumstances, a foreign shareholder may be eligible for refunds or credits of such taxes.

This section summarizes some of the consequences under current federal tax law of an investment in Class K Shares of a LifePath Portfolio. It is not a substitute for individualized tax advice. Consult your tax adviser about the potential tax consequences of an investment in a LifePath Portfolio under all applicable tax laws.

Financial Highlights
--------------------------------------------------------------------------------
The financial highlights tables are intended to help investors understand the financial performance of Class K Shares of each LifePath Portfolio for the past five years or, if shorter, since inception. Financial highlights for LifePath 2025 Portfolio, LifePath 2035 Portfolio, LifePath 2045 Portfolio and LifePath 2055 Portfolio are not available because, as of December 31, 2009, these LifePath Portfolios had not commenced operations. Certain information reflects financial results for a single Class K Share of each LifePath Portfolio. The total returns in the tables represent the rate of return that an investor would have earned (or lost) on an investment in Class K Shares of a given LifePath Portfolio, assuming reinvestment of all distributions. The information has been audited by PricewaterhouseCoopers LLP, whose report, along with each LifePath Portfolio's financial statements, is included in the LifePath Portfolios' combined annual report. You may obtain copies of the annual report, at no cost, by calling (800)-441-7762 (toll-free) from 8:00 a.m. to 6:00 p.m. Eastern time on any business day.

LIFEPATH RETIREMENT PORTFOLIO

                                                                         CLASS K SHARES
                                                           -----------------------------------------
                                                                                         PERIOD
                                                              YEAR ENDED        MAY 30, 2008/1/
                                                            DECEMBER 31,        TO DECEMBER 31,
                                                                    2009                   2008
----------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
----------------------------------------------------------------------------------------------------
 Net asset value, beginning of period                      $        9.44        $         11.46
----------------------------------------------------------------------------------------------------
Net investment income                                               0.35/2/                0.25
----------------------------------------------------------------------------------------------------
 Net realized and unrealized gain (loss)                            1.33                  (1.97)
----------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations                  1.68                  (1.72)
----------------------------------------------------------------------------------------------------
 Dividends and distributions from:
  Net investment income                                            (0.34)                 (0.26)
  Net realized gain                                                (0.00)/3/              (0.04)
----------------------------------------------------------------------------------------------------
Total dividends and distributions                                  (0.34)                 (0.30)
----------------------------------------------------------------------------------------------------
 Net asset value, end of period                            $       10.78        $          9.44
---------------
TOTAL INVESTMENT RETURN/4/
----------------------------------------------------------------------------------------------------
 Based on net asset value                                          18.53%                (15.53)%/5/
----------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/6/
----------------------------------------------------------------------------------------------------
 Total expenses                                                     0.74%                  0.79%/7/
----------------------------------------------------------------------------------------------------
Total expenses after expense reductions                             0.40%                  0.44%/7/
----------------------------------------------------------------------------------------------------
 Net investment income                                              3.43%                  4.08%/7/
----------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------------
 Net assets, end of period (000)                           $         292        $            35
----------------------------------------------------------------------------------------------------
Portfolio turnover of the Master Portfolio                             6%                    11%
----------------------------------------------------------------------------------------------------

-------
/1/  Commencement of operations.

/2/  Based on average shares outstanding.

/3/  Amount is less than $0.01 per share.

/4/  Includes the reinvestment of dividends and distributions.

/5/  Not annualized.

/6/ Includes the LifePath Portfolio's share of the Master Portfolio's allocated net expenses and/or net investment income (loss).

/7/  Annualized.

LIFEPATH 2020 PORTFOLIO

                                                                         CLASS K SHARES
                                                           -----------------------------------------
                                                                                         PERIOD
                                                              YEAR ENDED        MAY 30, 2008/1/
                                                            DECEMBER 31,        TO DECEMBER 31,
                                                                    2009                   2008
----------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
----------------------------------------------------------------------------------------------------
 Net asset value, beginning of period                      $       12.33        $         16.90
----------------------------------------------------------------------------------------------------
Net investment income                                               0.40/2/                0.30
----------------------------------------------------------------------------------------------------
 Net realized and unrealized gain (loss)                            2.35                  (4.48)
----------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations                  2.75                  (4.18)
----------------------------------------------------------------------------------------------------
 Dividends and distributions from:
  Net investment income                                            (0.47)                 (0.27)
  Net realized gain                                                    -                  (0.12)
  Return of capital                                                (0.00)/3/                  -
----------------------------------------------------------------------------------------------------
Total dividends and distributions                                  (0.47)                 (0.39)
----------------------------------------------------------------------------------------------------
 Net asset value, end of period                            $       14.61        $         12.33
----------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN/4/
----------------------------------------------------------------------------------------------------
 Based on net asset value                                          23.15%               (25.28)%/5/
----------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/6/
----------------------------------------------------------------------------------------------------
 Total expenses                                                     0.73%                  0.76%/7/
----------------------------------------------------------------------------------------------------
Total expenses after expense reductions                             0.37%                  0.42%/7/
----------------------------------------------------------------------------------------------------
 Net investment income                                              3.05%                  4.27%/7/
----------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------------
 Net assets, end of period (000)                           $         967        $           416
----------------------------------------------------------------------------------------------------
Portfolio turnover of the Master Portfolio                             6%                    13%
----------------------------------------------------------------------------------------------------

-------
/1/  Commencement of operations.

/2/  Based on average shares outstanding.

/3/  Amount is less than $0.01 per share.

/4/  Includes the reinvestment of dividends and distributions.

/5/  Not annualized.

/6/ Includes the LifePath Portfolio's share of the Master Portfolio's allocated net expenses and/or net investment income (loss).

/7/  Annualized.

LIFEPATH 2030 PORTFOLIO

                                                                         CLASS K SHARES
                                                           -----------------------------------------
                                                                                         PERIOD
                                                              YEAR ENDED        MAY 30, 2008/1/
                                                            DECEMBER 31,        TO DECEMBER 31,
                                                                    2009                   2008
----------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
----------------------------------------------------------------------------------------------------
 Net asset value, beginning of period                      $       10.92        $         16.07
----------------------------------------------------------------------------------------------------
Net investment income                                               0.38/2/                0.25
----------------------------------------------------------------------------------------------------
 Net realized and unrealized gain (loss)                            2.40                  (5.09)
----------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations                  2.78                  (4.84)
----------------------------------------------------------------------------------------------------
 Dividends and distributions from:
  Net investment income                                            (0.40)                 (0.23)
  Net realized gain                                                 -                     (0.08)
  Return of capital                                                (0.00)/3/                  -
----------------------------------------------------------------------------------------------------
Total dividends and distributions                                  (0.40)                 (0.31)
----------------------------------------------------------------------------------------------------
 Net asset value, end of period                            $       13.30        $         10.92
----------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN/4/
----------------------------------------------------------------------------------------------------
 Based on net asset value                                          26.23%                (30.65)%/5/
----------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/6/
----------------------------------------------------------------------------------------------------
 Total expenses                                                     0.71%                   0.73%/7/
----------------------------------------------------------------------------------------------------
Total expenses after expense reductions                             0.35%                  0.39%/7/
----------------------------------------------------------------------------------------------------
 Net investment income                                              3.19%                  3.44%/7/
----------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------------
 Net assets, end of period (000)                           $         396        $            95
----------------------------------------------------------------------------------------------------
Portfolio turnover of the Master Portfolio                             7%                    13%
----------------------------------------------------------------------------------------------------

-------
/1/  Commencement of operations.

/2/  Based on average shares outstanding.

/3/  Amount is less than $0.01 per share.

/4/  Includes the reinvestment of dividends and distributions.

/5/  Not annualized.

/6/ Includes the LifePath Portfolio's share of the Master Portfolio's allocated net expenses and/or net investment income (loss).

/7/  Annualized.

LIFEPATH 2040 PORTFOLIO

                                                                         CLASS K SHARES
                                                           -----------------------------------------
                                                                                         PERIOD
                                                              YEAR ENDED        MAY 30, 2008/1/
                                                            DECEMBER 31,        TO DECEMBER 31,
                                                                    2009                   2008
----------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
----------------------------------------------------------------------------------------------------
 Net asset value, beginning of period                      $       12.87        $         20.11
----------------------------------------------------------------------------------------------------
Net investment income                                               0.38/2/                0.31
----------------------------------------------------------------------------------------------------
 Net realized and unrealized gain (loss)                            3.21                  (7.21)
----------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations                  3.59                  (6.90)
----------------------------------------------------------------------------------------------------
 Dividends and distributions from:
  Net investment income                                            (0.43)                 (0.26)
  Net realized gain                                                    -                  (0.08)
----------------------------------------------------------------------------------------------------
Total dividends and distributions                                  (0.43)                 (0.34)
----------------------------------------------------------------------------------------------------
 Net asset value, end of period                            $       16.03        $         12.87
----------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN/3/
----------------------------------------------------------------------------------------------------
 Based on net asset value                                          28.52%                (34.75)%/4/
----------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/5/
----------------------------------------------------------------------------------------------------
 Total expenses                                                     0.70%                  0.69%/6/
----------------------------------------------------------------------------------------------------
Total expenses after expense reductions                             0.34%                  0.36%/6/
----------------------------------------------------------------------------------------------------
 Net investment income                                              2.73%                  3.31%/6/
----------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------------
 Net assets, end of period (000)                           $          11        $             6
----------------------------------------------------------------------------------------------------
Portfolio turnover of the Master Portfolio                             6%                    14%
----------------------------------------------------------------------------------------------------

-------
/1/  Commencement of operations.

/2/  Based on average shares outstanding.

/3/  Includes the reinvestment of dividends and distributions.

/4/  Not annualized.

/5/ Includes the LifePath Portfolio's share of the Master Portfolio's allocated net expenses and/or net investment income (loss).

/6/  Annualized.

FINANCIAL HIGHLIGHTS (CONCLUDED)

LIFEPATH 2050 PORTFOLIO

                                                                         CLASS K SHARES
                                                           ------------------------------------------
                                                                                         PERIOD
                                                              YEAR ENDED        JUNE 30, 2008/1/
                                                            DECEMBER 31,        TO DECEMBER 31,
                                                                    2009                   2008
-----------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
-----------------------------------------------------------------------------------------------------
 Net asset value, beginning of period                      $       13.46        $          20.00
-----------------------------------------------------------------------------------------------------
Net investment income                                               0.64/2/                 0.17
-----------------------------------------------------------------------------------------------------
 Net realized and unrealized gain (loss)                            3.49                   (6.57)
-----------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations                  4.13                   (6.40)
-----------------------------------------------------------------------------------------------------
 Dividends and distributions from:
  Net investment income                                            (0.19)                  (0.11)
  Net realized gain                                                (0.55)                  (0.00)/3/
  Return of capital                                                   -                    (0.03)
-----------------------------------------------------------------------------------------------------
Total dividends and distributions                                  (0.74)                  (0.14)
-----------------------------------------------------------------------------------------------------
 Net asset value, end of period                            $       16.85        $          13.46
-----------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN/4/
-----------------------------------------------------------------------------------------------------
 Based on net asset value                                          30.89%                 (32.10)%/5/
-----------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/6/
-----------------------------------------------------------------------------------------------------
 Total expenses                                                     1.37%                  12.41%/7/
-----------------------------------------------------------------------------------------------------
Total expenses after expense reductions                             0.58%                   0.29%/7/
-----------------------------------------------------------------------------------------------------
 Net investment income                                              4.34%                   3.94%/7/
-----------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------------
 Net assets, end of period (000)                           $          55        $             24
-----------------------------------------------------------------------------------------------------
Portfolio turnover of the Master Portfolio                            12%                      0%/8/
----------------------------------------------------------------------------------------------------

-------
/1/  Commencement of operations.

/2/  Based on average shares outstanding.

/3/  Amount is less than $0.01 per share.

/4/  Includes the reinvestment of dividends and distributions.

/5/  Not annualized.

/6/ Includes the LifePath Portfolio's share of the Master Portfolio's allocated net expenses and/or net investment income (loss).

/7/  Annualized.

/8/  Rounds to less than 1% .

General Information
--------------------------------------------------------------------------------
SHAREHOLDER DOCUMENTS
--------------------------------------------------------------------------------
ELECTRONIC ACCESS TO ANNUAL REPORTS, SEMI-ANNUAL REPORTS AND PROSPECTUSES

Electronic copies of most financial reports and prospectuses are available on BlackRock's website. Shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in a LifePath Portfolio's electronic delivery program. To enroll:

SHAREHOLDERS WHO HOLD ACCOUNTS WITH INVESTMENT ADVISERS, BANKS OR BROKERAGES:
Please contact your financial professional. Please note that not all investment advisers, banks or brokerages may offer this service.

SHAREHOLDERS WHO HOLD ACCOUNTS DIRECTLY WITH BLACKROCK:

.. Access the BlackRock website at http://www.blackrock.com/edelivery

.. Log into your account.

DELIVERY OF SHAREHOLDER DOCUMENTS

The LifePath Portfolios deliver only one copy of shareholder documents, including prospectuses, shareholder reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is known as "householding" and is intended to eliminate duplicate mailings and reduce expenses. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact the LifePath Portfolio at (800) 441-7762.

CERTAIN LIFEPATH PORTFOLIO POLICIES
--------------------------------------------------------------------------------

ANTI-MONEY LAUNDERING REQUIREMENTS

The LifePath Portfolios are subject to the USA PATRIOT Act (the "Patriot Act"). The Patriot Act is intended to prevent the use of the U.S. financial system in furtherance of money laundering, terrorism or other illicit activities. Pursuant to requirements under the Patriot Act, a LifePath Portfolio may request information from shareholders to enable it to form a reasonable belief that it knows the true identity of its shareholders. This information will be used to verify the identity of investors or, in some cases, the status of financial professionals; it will be used only for compliance with the requirements of the Patriot Act.

The LifePath Portfolios reserve the right to reject purchase orders from persons who have not submitted information sufficient to allow the LifePath Portfolios to verify their identity. The LifePath Portfolios also reserve the right to redeem any amounts in a LifePath Portfolio from persons whose identity it is unable to verify on a timely basis. It is the LifePath Portfolios' policy to cooperate fully with appropriate regulators in any investigations conducted with respect to potential money laundering, terrorism or other illicit activities.

BLACKROCK PRIVACY PRINCIPLES

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, "Clients") and to safeguarding their nonpublic personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties. If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal nonpublic information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our website.

BlackRock does not sell or disclose to nonaffiliated third parties any nonpublic personal information about its Clients, except as permitted by law, or as is necessary to respond to regulatory requests or to service Client accounts. These nonaffiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to nonpublic personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the nonpublic personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

STATEMENT OF ADDITIONAL INFORMATION
--------------------------------------------------------------------------------
If you would like further information about a LifePath Portfolio, including how it invests, please see the SAI.

For a discussion of a LifePath Portfolio's policies and procedures regarding the selective disclosure of its portfolio holdings, please see the SAI.

DISCLAIMERS
--------------------------------------------------------------------------------
The iShares S&P 500 Index Fund, iShares S&P MidCap 400 Index Fund, iShares S&P Small Cap 600 Index Fund, iShares S&P National AMT-Free Municipal Bond Fund and the iShares S&P North America Natural Resources Sector Index Fund (the "iShares S&P Funds") are not sponsored, endorsed, sold or promoted by Standard & Poor's or its affiliates. Standard & Poor's and its affiliates make no representation or warranty, express or implied, to the owners of shares of the iShares S&P Funds or any member of the public regarding the advisability of investing in securities generally or in iShares S&P Funds particularly or the ability of the Standard & Poor's Indexes to track general stock market performance. Standard & Poor's and its affiliates' only relationship to the iShares Trust (as used in these Disclaimers, the "Trust"), BTC and BFA is the licensing of certain trademarks and trade names of Standard & Poor's and its affiliates and of the Standard & Poor's Indexes, which are determined, composed and calculated by Standard & Poor's and its affiliates without regard to the Trust, BTC, BFA or the iShares S&P Funds. Standard & Poor's and its affiliates have no obligation to take the needs of BTC, BFA or the owners of shares of the iShares S&P Funds into consideration in determining, composing or calculating the Standard & Poor's Indexes. Standard & Poor's and its affiliates are not responsible for and have not participated in the determination of the prices and amount of shares of the iShares S&P Funds, or the timing of the issuance or sale of such shares or in the determination or calculation of the equation by which shares of the iShares S&P Funds are to be converted into cash. Standard & Poor's and its affiliates have no obligation or liability in connection with the administration, marketing or trading of the iShares S&P Funds. Standard & Poor's and its affiliates do not guarantee the accuracy or the completeness of the Standard & Poor's Indexes or any data included therein and Standard & Poor's and its affiliates shall have no liability for any errors, omissions, or interruptions therein. Standard & Poor's and its affiliates make no warranty, express or implied, as to results to be obtained by BTC, BFA, owners of shares of the iShares S&P Funds or any other person or entity from the use of the Standard & Poor's Indexes or any data included therein. Standard & Poor's and its affiliates make no express or implied warranties and expressly disclaim all warranties of merchantability or fitness for a particular purpose or use with respect to the Standard & Poor's Indexes or any data included therein. Without limiting any of the foregoing, in no event shall Standard & Poor's and its affiliates have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits) resulting from the use of the Standard & Poor's Indexes or any data included therein, even if notified of the possibility of such damages.

The iShares Russell Midcap Index Fund and the iShares Russell 2000 Index Fund (the "iShares Russell Funds") are not sponsored, endorsed, sold or promoted by Russell Investment Group. Russell Investment Group makes no representation or warranty, express or implied, to the owners of shares of the iShares Russell Funds or any member of the public regarding the advisability of investing in securities generally or in the iShares Russell Funds particularly or the ability of the Russell Indexes to track general stock market performance. Russell Investment Group's only relationship to the Trust, BTC and BFA is the licensing of certain trademarks and trade names of Russell Investment Group's and of the Russell Indexes, which are determined, composed, and calculated by Russell Investment Group without regard to the Trust, BTC, BFA or the iShares Russell Funds. Russell Investment Group has no obligation to take the needs of BTC, BFA or the owners of shares of the iShares Russell Funds into consideration in determining, composing or calculating the Russell Indexes. Russell Investment Group is not responsible for and has not participated in the determination of the prices and amount of shares of the iShares Russell Funds, or the timing of the issuance or sale of such shares or in the determination or calculation of the equation by which shares of the iShares Russell Funds are to be converted into cash. Russell Investment Group has no obligation or liability in connection with the administration, marketing or trading of the iShares Russell Funds. Russell Investment Group does not guarantee the accuracy or the completeness of the Russell Indexes or any data included therein and Russell Investment Group shall have no liability for any errors, omissions, or interruptions therein. Russell Investment Group makes no warranty, express or implied, as to results to be obtained by BTC, BFA, owners of shares of the iShares Russell Funds or any other person or entity from the use of the Russell Indexes or any data included therein. Russell Investment Group makes no express or implied warranties and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Russell Indexes or any data included therein. Without limiting any of the foregoing, in no event shall Russell Investment Group have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits) resulting from the use of the Russell Indexes or any data included therein, even if notified of the possibility of such damages.

The iShares Cohen & Steers Realty Majors Index Fund is not sponsored, endorsed, sold or promoted by Cohen & Steers. Cohen & Steers makes no representation or warranty, express or implied, to the owners of shares of the iShares Cohen & Steers Realty Majors Index Fund or any member of the public regarding the advisability of investing in securities generally or in the iShares Cohen & Steers Realty Majors Index Fund particularly or the ability of the Cohen & Steers Realty Majors Index to track general stock market performance. Cohen & Steers' only relationship to the Trust, BTC and BFA is the licensing of certain trademarks and trade names of Cohen & Steers and of the Cohen & Steers Realty Majors Index, which is determined, composed and calculated by Cohen & Steers without regard to the Trust, BTC, BFA or the iShares Cohen & Steers Realty Majors Index Fund. Cohen & Steers has no obligation to take the needs of BTC, BFA or the owners of shares of the iShares Cohen & Steers Realty Majors Index Fund into consideration in determining, composing or calculating the Cohen & Steers Realty Majors Index. Cohen & Steers is not responsible for and has not participated in the determination of the prices and amount of shares of the iShares Cohen & Steers Realty Majors Index Fund, or the timing of the issuance or sale of such shares or in the determination or calculation of the equation by which shares of the iShares Cohen & Steers Realty Majors Index Fund are to be converted into cash. Cohen & Steers has no obligation or liability in connection with the administration, marketing or trading of the iShares Cohen & Steers Realty Majors Index Fund. Cohen & Steers does not guarantee the accuracy or the completeness of the Cohen & Steers Realty Majors Index or any data included therein and Cohen & Steers shall have no liability for any errors, omissions, or interruptions therein. Cohen & Steers makes no warranty, express or implied, as to results to be obtained by BTC, BFA, owners of shares of the iShares Cohen & Steers Realty Majors Index Fund or any other person or entity from the use of the Cohen & Steers Realty Majors Index or any data included therein. Cohen & Steers makes no express or implied warranties and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Cohen & Steers Realty Majors Index or any data included therein. Without limiting any of the foregoing, in no event shall Cohen & Steers have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits) resulting from the use of the Cohen & Steers Realty Majors Index or any data included therein, even if notified of the possibility of such damages.

The iShares JPMorgan USD Emerging Markets Bond Fund is not sponsored, endorsed, sold or promoted by JPMorgan. JPMorgan makes no representation or warranty, express or implied, to the owners of shares of the iShares JPMorgan USD Emerging Markets Bond Fund or any member of the public regarding the advisability of investing in securities generally or in the iShares JPMorgan USD Emerging Markets Bond Fund particularly or the ability of the JPMorgan EMBI Global Core Index to track general bond market performance. JPMorgan's only relationship to the Trust, BTC and BFA is the licensing of certain trademarks and trade names of JPMorgan and of the JPMorgan EMBI Global Core Index which is determined, composed and calculated by JPMorgan without regard to the Trust, BTC, BFA or the iShares JPMorgan USD Emerging Markets Bond Fund. JPMorgan has no obligation to take the needs of BTC, BFA or the owners of shares of the iShares JPMorgan USD Emerging Markets Bond Fund into consideration in determining, composing or calculating the JPMorgan EMBI Global Core Index. JPMorgan is not responsible for and has not participated in the determination of the prices and amount of shares of the iShares JPMorgan USD Emerging Markets Bond Fund, or the timing of the issuance or sale of such shares or in the determination or calculation of the equation by which shares of the iShares JPMorgan USD Emerging Markets Bond Fund are to be converted into cash. JPMorgan has no obligation or liability in connection with the administration, marketing or trading of the iShares JPMorgan USD Emerging Markets Bond Fund. JPMorgan does not guarantee the accuracy or the completeness of the JPMorgan EMBI Global Core Index or any data included therein and JPMorgan shall have no liability for any errors, omissions, or interruptions therein. JPMorgan makes no warranty, express or implied, as to results to be obtained by BTC, BFA, owners of shares of the JPMorgan USD Emerging Markets Bond Fund or any other person or entity from the use of the JPMorgan EMBI Global Core Index or any data included therein. JPMorgan makes no express or implied warranties and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the JPMorgan EMBI Global Core Index or any data included therein. Without limiting any of the foregoing, in no event shall JPMorgan have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits) resulting from the use of the JPMorgan EMBI Global Core Index or any data included therein, even if notified of the possibility of such damages.

The iShares iBoxx $ High Yield Corporate Bond Fund is not sponsored, endorsed, sold or promoted by IIC. IIC makes no representation or warranty, express or implied, to the owners of shares of the iShares iBoxx $ High Yield Corporate Bond Fund or any member of the public regarding the advisability of investing in securities generally or in the iShares iBoxx $ High Yield Corporate Bond Fund particularly or the ability of the iBoxx $ Liquid High Yield Index to track the general stock market performance. IIC's only relationship to the Trust, BTC and BFA is the licensing of certain trademarks and trade names of IIC and of the iBoxx $ Liquid High Yield Index which is determined, composed and calculated by IIC without regard to the Trust, BTC, BFA or the iShares iBoxx $ High Yield Corporate Bond Fund. IIC has no obligation to take the needs of BTC, BFA or the owners of shares of the iShares iBoxx $ High Yield Corporate Bond Fund into consideration in determining, composing or calculating the iBoxx $ Liquid High Yield Index. IIC is not responsible for and has not participated in the determination of the prices and amount of shares of the iShares iBoxx $ High Yield Corporate Bond Fund, or the timing of the issuance or sale of such shares or in the determination or calculation of the equation by which shares of the iShares iBoxx $ High Yield Corporate Bond Fund are to be converted into cash. IIC has no obligation or liability in connection with the administration, marketing or trading of the iShares iBoxx $ High Yield Corporate Bond Fund. IIC does not guarantee the accuracy or the completeness of the iBoxx $ Liquid High Yield Index or any data included therein and IIC shall have no liability for any errors, omissions, or interruptions therein. IIC makes no warranty, express or implied, as to results to be obtained by BTC, BFA, owners of shares of the iShares iBoxx $ High Yield Corporate Bond Fund or any other person or entity from the use of the iBoxx $ Liquid High Yield Index or any data included therein. IIC makes no express or implied warranties and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the iBoxx $ Liquid High Yield Index or any data included therein. Without limiting any of the foregoing, in no event shall IIC have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits) resulting from the use of the iBoxx $ Liquid High Yield Index or any data included therein, even if notified of the possibility of such damages.

The iShares FTSE EPRA/NAREIT Developed Real Estate ex-U.S. Index Fund is not sponsored, endorsed, sold or promoted by FTSE Licensor Parties. None of the FTSE Licensor Parties makes any warranty or representation whatsoever, expressly or impliedly, either as to the results to be obtained from the use of the FTSE EPRA/NAREIT Developed Real Estate ex-U.S. Index and/or the figure at which the FTSE EPRA/NAREIT Developed Real Estate ex-U.S. Index stands at any particular time on any particular day or otherwise. The FTSE Licensor Parties' only relationship to the Trust, BTC and BFA is the licensing of certain trademarks and trade names of the FTSE Licensor Parties and of the FTSE EPRA/NAREIT Developed Real Estate ex-U.S. Index, which is determined, composed and calculated by the FTSE Licensor Parties without regard to the Trust, BTC, BFA or the iShares FTSE EPRA/NAREIT Developed Real Estate ex-U.S. Index Fund. The FTSE Licensor Parties have no obligation to take the needs of BTC, BFA or the owners of shares of the iShares FTSE EPRA/NAREIT Developed Real Estate ex-U.S. Index Fund into consideration in determining, composing or calculating the FTSE EPRA/NAREIT Developed Real Estate ex-U.S. Index. The FTSE Licensor Parties are not responsible for and have not participated in the determination of the prices and amount of shares of the iShares FTSE EPRA/NAREIT Developed Real Estate ex-U.S. Index Fund, or the timing of the issuance or sale of such shares or in the determination or calculation of the equation by which shares of the iShares FTSE EPRA/NAREIT Developed Real Estate ex-U.S. Index Fund are to be converted into cash. The FTSE Licensor Parties have no obligation or liability in connection with the administration, marketing or trading of the iShares FTSE EPRA/NAREIT Developed Real Estate ex-U.S. Index Fund. The FTSE Licensor Parties do not guarantee the accuracy or the completeness of the FTSE EPRA/

NAREIT Developed Real Estate ex-U.S. Index or any data included therein and the FTSE Licensor Parties shall have no liability for any errors, omissions, or interruptions therein. The FTSE Licensor Parties make no warranty, express or implied, as to results to be obtained by BTC, BFA, owners of shares of the iShares FTSE EPRA/NAREIT Developed Real Estate ex-U.S. Index Fund or any other person or entity from the use of the FTSE EPRA/NAREIT Developed Real Estate ex-U.S. Index or any data included therein. The FTSE Licensor Parties make no express or implied warranties and expressly disclaim all warranties of merchantability or fitness for a particular purpose or use with respect to the FTSE EPRA/NAREIT Developed Real Estate ex-U.S. Index or any data included therein. Without limiting any of the foregoing, in no event shall the FTSE Licensor Parties have any liability for any special, punitive, indirect, or consequential damages (including lost profits) resulting from the use of the FTSE EPRA/NAREIT Developed Real Estate ex-U.S. Index or any data included therein, even if notified of the possibility of such damages.

The iShares MSCI Canada Index Fund, iShares MSCI EAFE Index Fund, iShares MSCI EAFE Small Cap Index Fund and iShares MSCI Emerging Markets Index Fund (the "iShares MSCI Index Funds") are not sponsored, endorsed, sold or promoted by MSCI or any affiliate of MSCI. Neither MSCI nor any other party makes any representation or warranty, express or implied, to the owners of the iShares MSCI Index Funds or any member of the public regarding the advisability of investing in funds generally or in the iShares MSCI Index Funds particularly or the ability of the MSCI Indexes to track general stock market performance. MSCI is the licensor of certain trademarks, servicemarks and trade names of MSCI and of the MSCI Indexes, which are determined, composed and calculated by MSCI without regard to the Trust, iShares, Inc., BTC, BFA or the iShares MSCI Index Funds. MSCI has no obligation to take the needs of BTC, BFA or the owners of the iShares MSCI Index Funds into consideration in determining, composing or calculating the MSCI Indexes. MSCI is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the iShares MSCI Index Funds to be issued or in the determination or calculation of the equation by which the iShares MSCI Index Funds are redeemable for cash. Neither MSCI nor any other party has any obligation or liability to owners of the iShares MSCI Index Funds in connection with the administration, marketing or trading of the iShares MSCI Index Funds. Although MSCI shall obtain information for inclusion in or for use in the calculation of the MSCI Indexes from sources which MSCI considers reliable, neither MSCI nor any other party guarantees the accuracy and/or the completeness of the MSCI Indexes or any data included therein. Neither MSCI nor any other party makes any warranty, express or implied, as to results to be obtained by a licensee, licensee's customers and counterparties, the owners of the iShares MSCI Index Funds or any other person or entity from the use of the MSCI Indexes or any data included hereunder or for any other use. Neither MSCI nor any other party makes any express or implied warranties, and MSCI hereby expressly disclaims all warranties of merchantability or fitness for a particular purpose with respect to the MSCI Indexes or any data included therein. Without limiting any of the foregoing, in no event shall MSCI or any other party have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

The iShares Barclays 1-3 Year Credit Bond Fund, iShares Barclays 1-3 Year Treasury Bond Fund, iShares Barclays 3-7 Year Treasury Bond Fund, iShares Barclays 7-10 Year Treasury Bond Fund, iShares Barclays 10-20 Year Treasury Bond Fund, iShares Barclays 20+ Year Treasury Bond Fund, iShares Barclays Aggregate Bond Fund, iShares Barclays Credit Bond Fund, iShares Barclays Government/Credit Bond Fund, iShares Barclays Intermediate Credit Bond Fund, iShares Barclays Intermediate Government/Credit Bond Fund, iShares Barclays MBS Bond Fund, iShares Barclays Short Treasury Bond Fund and the iShares Barclays TIPS Bond Fund (collectively, the "Barclays Capital Funds") are not sponsored, endorsed, sold or promoted by Barclays Capital. Barclays Capital makes no representation or warranty, express or implied, to the owners of shares of the Barclays Capital Funds or any member of the public regarding the advisability of investing in securities generally or in the Barclays Capital Funds particularly or the ability of the Barclays Capital Funds' underlying indexes (the "Underlying Indexes") to track general bond market performance. Barclays Capital's only relationship to the Trust, BTC and BFA is the licensing of certain trademarks and trade names of Barclays Capital and of the Underlying Indexes, which are determined, composed and calculated by Barclays Capital without regard to the Trust, BTC, BFA or the Barclays Capital Funds. Barclays Capital has no obligation to take the needs of BTC, BFA or the owners of shares of the Barclays Capital Funds into consideration in determining, composing or calculating the Underlying Indexes. Barclays Capital is not responsible for and has not participated in the determination of the prices and amount of shares of the Barclays Capital Funds, or the timing of the issuance or sale of such shares or in the determination or calculation of the equation by which shares of the Barclays Capital Funds are to be converted into cash. Barclays Capital has no obligation or liability in connection with the administration, marketing or trading of the Barclays Capital Funds. Barclays Capital does not guarantee the accuracy or the completeness of the Underlying Indexes or any data included therein and Barclays Capital shall have no liability for any errors, omissions or interruptions therein. Barclays Capital makes no warranty, express or implied, as to results to be obtained by BTC, BFA, owners of shares of the Barclays Capital Funds or any other person or entity from the use of the Underlying Indexes or any data included therein. Barclays Capital makes no express or implied warranties and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Underlying Indexes or any data included therein. Without limiting any of the foregoing, in no event shall Barclays Capital have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits) resulting from the use of the Underlying Indexes or any data included therein, even if notified of the possibility of such damages.

BFA does not guarantee the accuracy or the completeness of any underlying index or any data included therein and BFA shall have no liability for any errors, omissions, or interruptions therein.

BFA makes no warranty, express or implied, to the owners of shares of the iShares funds or to any other person or entity as to results to be obtained by the series of the Trust from the use of any underlying index or any data included therein. BFA makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to any underlying index or any data included therein. Without limiting any of the foregoing, in no event shall BFA have any liability for any special, punitive, direct, indirect, or consequential damages (including lost profits), even if notified of the possibility of such damages.

Glossary
--------------------------------------------------------------------------------
The glossary contains an explanation of some of the common terms used in this Prospectus. For additional information about the LifePath Portfolios, please see the SAI.

ACQUIRED FUND FEES AND EXPENSES - fees and expenses charged by other investment companies in which a LifePath Portfolio invests a portion of its assets.

ADMINISTRATION FEE - a fee paid to the administrator for providing administrative services to a LifePath Portfolio.

ANNUAL FUND OPERATING EXPENSES - expenses that cover the costs of operating a LifePath Portfolio.

DISTRIBUTION FEES - fees used to support the LifePath Portfolio's marketing and distribution efforts, such as compensating financial professionals and other financial intermediaries, advertising and promotion.

LIFEPATH CUSTOM BENCHMARK - a customized weighted index comprised of different indexes which are representative of the asset classes in which a LifePath Portfolio invests according to their weightings as of the most recent quarter end.

MANAGEMENT FEE - a fee paid to BFA for managing a Master Portfolio.

OTHER EXPENSES - include administration, transfer agency, custody, professional and registration fees.

SERVICE FEES - fees used to compensate securities dealers and other financial intermediaries for certain shareholder servicing activities.

SHAREHOLDER FEES - fees paid directly by a shareholder and include sale charges that you may pay when you buy or sells shares of a LifePath Portfolio.

For More Information
--------------------------------------------------------------------------------
LIFEPATH PORTFOLIOS AND SERVICE PROVIDERS
--------------------------------------------------------------------------------
     THE FUNDS

     BLACKROCK FUNDS III
      LifePath(R) Retirement Portfolio
      LifePath 2020 Portfolio(R)
      LifePath(R) 2025 Portfolio
      LifePath 2030 Portfolio(R)
      LifePath(R) 2035 Portfolio
      LifePath 2040 Portfolio(R)
      LifePath(R) 2045 Portfolio
      LifePath(R) 2050 Portfolio
      LifePath(R) 2055 Portfolio
     400 Howard Street
     San Francisco, California 94105

     WRITTEN CORRESPONDENCE:
     P.O. Box 9819
     Providence, Rhode Island 02940-8019

     OVERNIGHT MAIL:
     101 Sabin Street
     Pawtucket, Rhode Island 02860-1427

     (800) 441-7762

     MANAGER
     BlackRock Fund Advisors
     400 Howard Street
     San Francisco, California 94105

     ADMINISTRATOR
     BlackRock Institutional Trust Company, N.A.
     400 Howard Street
     San Francisco, California 94105

     TRANSFER AGENT
     PNC Global Investment Servicing (U.S.) Inc.
     301 Bellevue Parkway
     Wilmington, Delaware 19809

     INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
     PricewaterhouseCoopers, LLP
     3 Embarcadero Center
     San Francisco, California 94111

     ACCOUNTING SERVICES PROVIDER
     State Street Bank and Trust Company
     200 Clarendon Street
     Boston, Massachusetts 02116

     DISTRIBUTOR
     BlackRock Investments, LLC
     40 East 52nd Street
     New York, New York 10022

     CUSTODIAN
     State Street Bank and Trust Company
     200 Clarendon Street
     Boston, Massachusetts 02116

     COUNSEL
     Sidley Austin, LLP
     787 Seventh Avenue
     New York, New York 10019-6018

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


ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

This Prospectus contains important information you should know before investing, including information about risks. Read it carefully and keep it for future reference. More information about the LifePath Portfolios is available at no charge upon request. This information includes:

ANNUAL/SEMI-ANNUAL REPORTS
These reports contain additional information about each of the LifePath Portfolio's investments. The annual report describes the LifePath Portfolio's performance, lists portfolio holdings, and discusses recent market conditions, economic trends and LifePath Portfolio investment strategies that significantly affected the LifePath Portfolio's performance for the last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION
A Statement of Additional Information (SAI), dated June 25, 2010, has been filed with the Securities and Exchange Commission (SEC). The SAI, which includes additional information about each LifePath Portfolio, may be obtained free of charge, along with each LifePath Portfolio's annual and semi-annual reports, by calling (800) 441-7762, on any business day. The SAI, as supplemented from time to time, is incorporated by reference into this Prospectus.

QUESTIONS
If you have any questions about the LifePath Portfolios, please:

Call:       (800)-441-7762 (toll free)
            8:00 a.m. to 6:00 p.m. (Eastern time),
            on any business day

WORLD WIDE WEB

General LifePath Portfolio information and specific LifePath Portfolio performance, including SAI and annual/semi-annual reports, can be accessed free of charge at www.blackrock.com.

WRITTEN CORRESPONDENCE

BlackRock Funds III
PO Box 9819
Providence, RI 02940-8019

OVERNIGHT MAIL
BlackRock Funds III
101 Sabin Street
Pawtucket, RI 02860-1427

INTERNAL WHOLESALERS/BROKER DEALER SUPPORT
Available to support investment professionals 8:30 a.m. to 6:00 p.m. (Eastern time), on any business day. Call: (800) 882-0052.

PORTFOLIO CHARACTERISTICS AND HOLDINGS
A description of the LifePath Portfolios' policies and procedures related to disclosure of portfolio characteristics and holdings is available in the SAI.

For information about portfolio holdings and characteristics, BlackRock fund shareholders and prospective investors may call (800) 882-0052.

SECURITIES AND EXCHANGE COMMISSION
You may also view and copy public information about a LifePath Portfolio, including the SAI, by visiting the EDGAR database on the SEC website (http://www.sec.gov) or the SEC's Public Reference Room in Washington, D.C. Information about the operation of the Public Reference Room can be obtained by calling the SEC directly at (202) 551-8090. Copies of this information can be obtained, for a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing to the Public Reference Room of the SEC, Washington, D.C. 20549.

YOU SHOULD RELY ONLY ON THE INFORMATION CONTAINED IN THIS PROSPECTUS. NO ONE IS AUTHORIZED TO PROVIDE YOU WITH INFORMATION THAT IS DIFFERENT FROM INFORMATION CONTAINED IN THIS PROSPECTUS.

The SEC has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

INVESTMENT COMPANY ACT FILE # 811-07332

[GRAPHIC APPEARS HERE]

PR-LCK-0610

BLACKROCK FUNDS III

Statement of Additional Information
Dated June 25, 2010

PORTFOLIO/SHARE CLASS                      TICKER
---------------------                      ------
LIFEPATH(R) RETIREMENT PORTFOLIO
 Investor A Shares                         LPRAX
 Investor C Shares                         LPCRX
 Institutional Shares                      STLAX
 Class K Shares                            LPSAX
 Class R Shares                            LPRRX
LIFEPATH 2020 PORTFOLIO(R)
 Investor A Shares                         LPRCX
 Investor C Shares                         LPCMX
 Institutional Shares                      STLCX
 Class K Shares                            LPSCX
 Class R Shares                            LPRMX
LIFEPATH(R) 2025 PORTFOLIO
 Investor A Shares                         LPBAX
 Investor C Shares                         LPBCX
 Institutional Shares                      LPBIX
 Class K Shares                            LPBKX
 Class R Shares                            LPBRX
LIFEPATH 2030 PORTFOLIO(R)
 Investor A Shares                         LPRDX
 Investor C Shares                         LPCNX
 Institutional Shares                      STLDX
 Class K Shares                            LPSDX
 Class R Shares                            LPRNX
LIFEPATH(R) 2035 PORTFOLIO
 Investor A Shares                         LPJAX
 Investor C Shares                         LPJCX
 Institutional Shares                      LPJIX
 Class K Shares                            LPJKX
 Class R Shares                            LPJRX
LIFEPATH 2040 PORTFOLIO(R)
 Investor A Shares                         LPREX
 Investor C Shares                         LPCKX
 Institutional Shares                      STLEX
 Class K Shares                            LPSFX
 Class R Shares                            LPRKX
LIFEPATH(R) 2045 PORTFOLIO
 Investor A Shares                         LPHAX
 Investor C Shares                         LPHCX
 Institutional Shares                      LPHIX
 Class K Shares                            LPHKX
 Class R Shares                            LPHRX
LIFEPATH(R) 2050 PORTFOLIO
 Investor A Shares                         LPRFX
 Investor C Shares                         LPCPX
 Institutional Shares                      STLFX
 Class K Shares                            LPSGX
 Class R Shares                            LPRPX
LIFEPATH(R) 2055 PORTFOLIO
 Investor A Shares                         LPVAX
 Investor C Shares                         LPVCX
 Institutional Shares                      LPVIX
 Class K Shares                            LPVKX
 Class R Shares                            LPVRX

BlackRock Funds III (the "Trust") is an open-end, series management investment company. This combined Statement of Additional Information ("SAI") contains additional information about Investor A Shares, Investor C Shares, Institutional Shares, Class K Shares and Class R Shares of the Trust's LifePath Retirement Portfolio, LifePath 2020 Portfolio, LifePath 2025 Portfolio, LifePath 2030 Portfolio, LifePath 2035 Portfolio, LifePath 2040 Portfolio, LifePath 2045 Portfolio, LifePath 2050 Portfolio and LifePath 2055 Portfolio (each, a "LifePath Portfolio" and collectively, the "LifePath Portfolios"). The LifePath Portfolios were formerly named the LifePath Funds.

Each LifePath Portfolio invests substantially all of its assets in a separate portfolio (each, a "Master Portfolio" and collectively, the "Master Portfolios") of Master Investment Portfolio ("MIP") that has the same investment objective as the corresponding LifePath Portfolio. Each Master Portfolio, in turn, invests in a combination of stock, bond and money market funds (the "Underlying Funds"). MIP is an open-end, series management investment company. BlackRock Fund Advisors ("BFA" or the "Investment Adviser") serves as investment adviser to the Master Portfolios and also serves as investment adviser to each of the Underlying Funds, except for the BlackRock Cash Funds: Institutional, a series of the Trust, which invests all of its assets in a master portfolio of MIP advised by BFA. References to the investments, investment policies and risks of a LifePath Portfolio, unless otherwise indicated, should be understood to include references to the investments, investment policies and risks of such Master Portfolio.

This SAI is not a prospectus and should be read in conjunction with the current prospectuses for Investor A Shares, Investor C Shares, Institutional Shares, Class K Shares and Class R Shares of the LifePath Portfolios, each dated June 25, 2010, (each, a "Prospectus" and collectively, the "Prospectuses"). All terms used in this SAI that are defined in the Prospectuses have the meanings assigned in the Prospectuses. The audited financial statements for the LifePath Portfolios, which include the schedule of investments and report of the independent registered public accounting firm for the fiscal year ended December 31, 2009, are hereby incorporated by reference to the LifePath Portfolios' annual reports and semi-annual reports. Copies of the Prospectuses, annual reports, and semi-annual reports may be obtained without charge by calling 1-800-441-7762 (toll-free).

LifePath(R) is a registered service mark of BlackRock Institutional Trust Company, N.A. ("BTC") and the LifePath products are covered by U.S. Patents 5,812,987 and 6,336,102.

                                TABLE OF CONTENTS

                                                                                    PAGE
                                                                                    ----
History of the Trust                                                                   1
Description of the LifePath Portfolios and their Investments and Risks                 1
   Investment Objective and Policies                                                   1
   Investment Restrictions                                                             2
   Fundamental Investment Restrictions                                                 2
   Non-Fundamental Investment Restrictions                                             2
   Fundamental Investment Restrictions of the Master Portfolios                        3
   Non-Fundamental Investment Restrictions of the Master Portfolios                    4
Investments and Risks of the Master Portfolios                                         4
   Borrowing                                                                           4
   Investments in Underlying Funds                                                     4
   Loans of Portfolio Securities                                                       4
   Short-Term Instruments                                                              5
   U.S. Government Obligations                                                         5
Investments and Risks of the Underlying Funds                                          5
   Asset-Backed and Commercial Mortgage-Backed Securities                              5
   Bonds                                                                               6
   Borrowing                                                                           6
   Brady Bonds                                                                         6
   Collateralized Debt Obligations                                                     6
   Convertible Securities                                                              7
   Corporate Bonds                                                                     7
   Credit-Linked Securities                                                            7
   Currency Transactions                                                               8
   Diversification and Concentration                                                   8
   Equity Securities                                                                   9
   Floating-Rate and Variable-Rate Obligations                                         9
   Forward Commitments, When-Issued Purchases and Delayed-Delivery Transactions       10
   Funding Agreements                                                                 10
   Futures Contracts, Options Transactions, and Swap Transactions                     10
   High-Yield Securities                                                              11
   Hybrid ARM Securities                                                              12
   Illiquid Securities                                                                12
   Inflation-Protected Obligations                                                    13
   iShares Funds                                                                      13
   Investment Companies                                                               13

                                                                                    PAGE
                                                                                    ----
   Letters of Credit                                                                  14
   Loan Participations and Assignments                                                14
   Loans of Portfolio Securities                                                      15
   Mortgage Pass-Through Securities                                                   15
   Mortgage Securities                                                                16
   Municipal Securities                                                               17
   Non-U.S. Securities and Emerging Markets Securities                                17
   Participation Interests                                                            18
   Ratings                                                                            18
   Repurchase Agreements                                                              19
   Restricted Securities                                                              19
   Reverse Repurchase Agreements                                                      19
   Short-Term Instruments                                                             20
   Stock Index Futures and Options on Stock Index Futures                             20
   Unrated Investments                                                                20
   U.S. Government Obligations                                                        20
   Warrants                                                                           20
Selective Disclosure of Portfolio Holdings                                            20
Management                                                                            23
   Share Ownership Information                                                        33
   Ownership of Securities of Certain Entities                                        34
   Compensation of Trustees                                                           34
   Master/Feeder Structure                                                            36
   Codes of Ethics                                                                    37
   Proxy Voting Policies of the Master Portfolios                                     37
   Shareholder Communication to the Board of Trustees                                 37
   Potential Conflicts of Interest                                                    37
Control Persons and Principal Holders of Securities                                   44
Investment Adviser and Other Service Providers                                        47
   Investment Adviser                                                                 47
   Advisory Fees                                                                      48
   Underlying Funds                                                                   49
   Administrator                                                                      50
   Shareholder Servicing Agents                                                       51
   MIP Distribution Plan                                                              55
   Custodian                                                                          55
   Transfer and Dividend Disbursing Agent                                             56

                                                                                    PAGE
                                                                                    ----
   Independent Registered Public Accounting Firm                                      56
   Legal Counsel                                                                      56
Portfolio Managers                                                                    56
Determination of Net Asset Value                                                      58
Purchase of Shares                                                                    60
Redemption of Shares                                                                  66
Shareholder Services                                                                  67
Portfolio Transactions                                                                71
   General                                                                            71
   Portfolio Turnover                                                                 72
   Brokerage Commissions                                                              73
   Brokerage Commissions Paid to Affiliates                                           73
   Securities of Regular Broker-Dealers                                               73
   Frequent Trading in Portfolio Shares                                               73
Distributions and Taxes                                                               74
   Qualification as a Regulated Investment Company                                    74
   Excise Tax                                                                         75
   Capital Loss Carry-Forwards                                                        75
   Equalization Accounting                                                            76
   Investment Through Master Portfolios                                               76
   Taxation of Underlying Fund Investments                                            76
   Taxation of Distributions                                                          78
   Sales of LifePath Portfolio Shares                                                 79
   Foreign Taxes                                                                      79
   Federal Income Tax Rates                                                           80
   Back-Up Withholding                                                                80
   Tax-Deferred Plans                                                                 80
   Corporate Shareholders                                                             80
   Foreign Shareholders                                                               80
   Recently Enacted Legislation                                                       82
Capital Stock                                                                         82
   Voting                                                                             82
   Dividends and Distributions                                                        83
   Master Portfolios                                                                  83
Additional Information on the LifePath Portfolios                                     83
Financial Statements                                                                  83
Disclaimers                                                                           84

                                                                                    PAGE
                                                                                    ----
APPENDIX A                                                                           A-1
APPENDIX B                                                                           B-1

History of the Trust

The Trust was organized on December 4, 2001 as a statutory trust under the laws of the State of Delaware. On August 21, 2001, the Board of Directors of Barclays Global Investors Funds, Inc. (the "Company") approved a proposal to redomicile the Company or the LifePath Portfolios then in existence from a Maryland corporation to a Delaware statutory trust (the "Redomiciling"). Shareholders of the Company approved the Redomiciling on November 16, 2001. The Trust was established with multiple series, including certain of the LifePath Portfolios, corresponding to, and having identical designations as, the Company's series. The Redomiciling was effected on January 11, 2002, at which time the Trust assumed the operations of the Company and adopted the Company's registration statement. Shortly thereafter, the Company was dissolved.

The Trust consists of multiple series, including the LifePath Portfolios. The Trust's principal office is located at 400 Howard Street, San Francisco, CA 94105. Each LifePath Portfolio invests all of its assets in a Master Portfolio of MIP (as shown below), which has substantially the same investment objective, policies and restrictions as the related LifePath Portfolio. Each Master Portfolio, in turn, invests in a combination of Underlying Funds and may also invest in U.S. government securities and short-term paper. BTC, the parent company of BFA, has granted the Trust a non-exclusive license to use the name "LifePath." If the license agreement is terminated, the Trust, at BTC's request, will cease using the "LifePath" name.

        LIFEPATH PORTFOLIO                           MASTER PORTFOLIO IN WHICH THE LIFEPATH PORTFOLIO INVESTS
        --------------------------------------       ---------------------------------------------------------
        LifePath Retirement Portfolio                LifePath(R) Retirement Master Portfolio
        LifePath 2020 Portfolio                      LifePath 2020 Master Portfolio(R)
        LifePath 2025 Portfolio                      LifePath(R) 2025 Master Portfolio
        LifePath 2030 Portfolio                      LifePath 2030 Master Portfolio(R)
        LifePath 2035 Portfolio                      LifePath(R) 2035 Master Portfolio
        LifePath 2040 Portfolio                      LifePath 2040 Master Portfolio(R)
        LifePath 2045 Portfolio                      LifePath(R) 2045 Master Portfolio
        LifePath 2050 Portfolio                      LifePath(R) 2050 Master Portfolio
        LifePath 2055 Portfolio                      LifePath(R) 2055 Master Portfolio

On April 30, 2001, Class R of the LifePath Portfolios commenced operations and the existing unnamed class of shares was named "Class I." On July 1, 2001, the Company's LifePath Income, LifePath 2020, LifePath 2030 and LifePath 2040 Funds were renamed the LifePath Income, LifePath 2020, LifePath 2030 and LifePath 2040 Portfolios, respectively. On February 12, 2003, the Trust's LifePath Income Portfolio was renamed LifePath Retirement Portfolio. On November 20, 2009, LifePath 2010 Portfolio merged into LifePath Retirement Portfolio. Effective as of the date of this SAI, Class R Shares are renamed Investor A Shares, Class R-1 Shares, which commenced operations on May 3, 2010, are renamed Class R Shares and Class S Shares are renamed Class K Shares. Investor C Shares of the LifePath Portfolios commenced operations on or about May 3, 2010.

On December 1, 2009, the Trust was renamed BlackRock Funds III.

Description of the LifePath Portfolios and their Investments and Risks

INVESTMENT OBJECTIVE AND POLICIES. The Trust is an open-end, series management investment company. There are nine Master Portfolios in which the LifePath Portfolios invest, each of which is a series of MIP. The Master Portfolios in which the LifePath Portfolios invest are diversified funds as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). Organizations and other entities such as the LifePath Portfolios that hold beneficial interests in a Master Portfolio may be referred to herein as "feeder funds."

Each LifePath Portfolio has adopted a non-fundamental investment objective, and investment policies that may be fundamental or non-fundamental. Fundamental policies cannot be changed without approval by the holders of a majority (as defined in the 1940 Act) of the outstanding voting securities of such LifePath Portfolio. Non-fundamental policies may be changed without shareholder approval by vote of a majority of the trustees of the Trust (the "Trustees") at any time.

Each LifePath Portfolio has adopted a non-fundamental investment objective that is set forth in the Prospectus. The investment objective and policies of a LifePath Portfolio determine the allocation of assets to the Underlying Funds, the degree of risk to which the LifePath Portfolio is subject and, ultimately, its performance. As with all investment companies, there can be no assurance that the investment objective of any LifePath Portfolio will be achieved.

INVESTMENT RESTRICTIONS.

FUNDAMENTAL INVESTMENT RESTRICTIONS. The LifePath Portfolios are subject to the following investment restrictions, all of which are fundamental policies. Each LifePath Portfolio may not:

(1) Purchase the securities of issuers conducting their principal business activity in the same industry if, immediately after the purchase and as a result thereof, the value of a LifePath Portfolio's investments in that industry would equal or exceed 25% of the current value of the LifePath Portfolio's total assets, provided that this restriction does not limit a LifePath Portfolio's: (i) investments in securities of other investment companies, (ii) investments in securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, or (iii) investments in repurchase agreements collateralized by U.S. government securities;.

(2) Purchase the securities of any single issuer if, as a result, with respect to 75% of a LifePath Portfolio's total assets, more than 5% of the value of its total assets would be invested in the securities of such issuer or the LifePath Portfolio's ownership would be more than 10% of the outstanding voting securities of such issuer, provided that this restriction does not limit a LifePath Portfolio's cash or cash items, investments in securities issued or guaranteed by the U.S. government, its agencies and instrumentalities, or investments in securities of other investment companies;

(3) Borrow money or issue senior securities, except to the extent permitted under the 1940 Act, including the rules, regulations and any orders obtained thereunder;

(4) Make loans to other parties, except to the extent permitted under the 1940 Act, including the rules, regulations and any orders obtained thereunder. For the purposes of this limitation, entering into repurchase agreements, lending securities and acquiring any debt securities are not deemed to be the making of loans;

(5) Underwrite securities of other issuers, except to the extent that the purchase of permitted investments directly from the issuer thereof or from an underwriter for an issuer and the later disposition of such securities in accordance with a LifePath Portfolio's investment program may be deemed to be an underwriting; and provided further, that the purchase by the LifePath Portfolio of securities issued by an open-end management investment company, or a series thereof, with substantially the same investment objective, policies and restrictions as the LifePath Portfolio shall not constitute an underwriting for purposes of this paragraph;

(6) Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the LifePath Portfolio from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business); and

(7) Purchase or sell commodities, provided that (i) currency will not be deemed to be a commodity for purposes of this restriction, (ii) this restriction does not limit the purchase or sale of futures contracts, forward contracts or options, and (iii) this restriction does not limit the purchase or sale of securities or other instruments backed by commodities or the purchase or sale of commodities acquired as a result of ownership of securities or other instruments.

With respect to paragraph (3) above, the 1940 Act currently allows a LifePath Portfolio to borrow up to one-third of the value of its total assets (including the amount borrowed) valued at the lesser of cost or market, less liabilities (not including the amount borrowed) at the time the borrowing is made. With respect to paragraph (4) above, the 1940 Act and regulatory interpretations currently limit the percentage of a LifePath Portfolio's securities that may be loaned to one-third of the value of its total assets.

NON-FUNDAMENTAL INVESTMENT RESTRICTIONS. The LifePath Portfolios are subject to the following investment restrictions, all of which are non-fundamental policies and may be changed without shareholder approval by vote of a majority of the Trustees at any time.

As a matter of non-fundamental policy:

(1) Each LifePath Portfolio may invest in shares of other open-end management investment companies, subject to the limitations of Section 12(d)(1) of the 1940 Act, including the rules, regulations and exemptive orders obtained thereunder. Other investment companies in which the LifePath Portfolios invest can be expected to charge fees for operating expenses, such as investment advisory and administration fees, that would be in addition to those charged by a LifePath Portfolio;

(2) Each LifePath Portfolio may not invest more than 15% of its net assets in illiquid securities. For this purpose, illiquid securities include, among others, (i) securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale,
      (ii) fixed time deposits that are subject to withdrawal penalties and that have maturities of more than seven days, and (iii) repurchase agreements not terminable within seven days;

(3) Each LifePath Portfolio may lend securities from its portfolio to brokers, dealers and financial institutions, in amounts not to exceed (in the aggregate) one-third of a LifePath Portfolio's total assets. Any such loans of portfolio securities will be fully collateralized based on values that are marked-to-market daily; and

(4) Each LifePath Portfolio may not purchase securities on margin, but each LifePath Portfolio may make margin deposits in connection with transactions in options, forward contracts, futures contracts, including those relating to indexes, and options on futures contracts or indexes.

Notwithstanding any other investment policy or restriction (whether or not fundamental), each LifePath Portfolio may and does invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies and limitations as the LifePath Portfolio. See "Management - Master/Feeder Structure." In addition, the Underlying Funds in which the LifePath Portfolios may invest have adopted certain investment restrictions that may be different from those listed above, thereby permitting the LifePath Portfolios to engage indirectly in investment strategies that are prohibited under the restrictions listed above. The investment restrictions of each Underlying Fund are set forth in its respective statement of additional information.

FUNDAMENTAL INVESTMENT RESTRICTIONS OF THE MASTER PORTFOLIOS. The Master Portfolios have adopted the following investment restrictions as fundamental policies. These restrictions cannot be changed, as to a Master Portfolio, without approval by the holders of a majority (as defined in the 1940 Act) of the Master Portfolio's outstanding voting interests. The Master Portfolios may not:

(1) Purchase the securities of issuers conducting their principal business activity in the same industry if, immediately after the purchase and as a result thereof, the value of a Master Portfolio's investments in that industry would equal or exceed 25% of the current value of the Master Portfolio's total assets, provided that this restriction does not limit a Master Portfolio's: (i) investments in securities of other investment companies, (ii) investments in securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, or (iii) investments in repurchase agreements collateralized by U.S. government securities;

(2) Purchase the securities of any single issuer if, as a result, with respect to 75% of a Master Portfolio's total assets, more than 5% of the value of its total assets would be invested in the securities of such issuer or the Master Portfolio's ownership would be more than 10% of the outstanding voting securities of such issuer, provided that this restriction does not limit a Master Portfolio's cash or cash items, investments in securities issued or guaranteed by the U.S. government, its agencies and instrumentalities, or investments in securities of other investment companies;

(3) Borrow money or issue senior securities, except to the extent permitted under the 1940 Act, including the rules, regulations and any orders obtained thereunder;

(4) Make loans to other parties, except to the extent permitted under the 1940 Act, including the rules, regulations and any orders obtained thereunder. For the purposes of this limitation, entering into repurchase agreements, lending securities and acquiring any debt securities are not deemed to be the making of loans;

(5) Underwrite securities of other issuers, except to the extent that the purchase of permitted investments directly from the issuer thereof or from an underwriter for an issuer and the later disposition of such securities in accordance with a Master Portfolio's investment program may be deemed to be an underwriting; and provided further, that the purchase by the Master Portfolio of securities issued by an open-end management investment company, or a series thereof, with substantially the same investment objective, policies and restrictions as the Master Portfolio shall not constitute an underwriting for purposes of this paragraph;

(6) Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Master Portfolio from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business); and

(7) Purchase or sell commodities, provided that (i) currency will not be deemed to be a commodity for purposes of this restriction, (ii) this restriction does not limit the purchase or sale of futures contracts, forward contracts or options, and (iii) this restriction does not limit the purchase or sale of securities or other instruments backed by commodities or the purchase or sale of commodities acquired as a result of ownership of securities or other instruments.

With respect to paragraph (3) above, the 1940 Act currently allows a Master Portfolio to borrow up to one-third of the value of its total assets (including the amount borrowed) valued at the lesser of cost or market, less liabilities (not including the amount borrowed) at the time the borrowing is made. With respect to paragraph (4) above, the 1940 Act and regulatory interpretations currently limit the percentage of a Master Portfolio's securities that may be loaned to one-third of the value of its total assets.

NON-FUNDAMENTAL INVESTMENT RESTRICTIONS OF THE MASTER PORTFOLIOS. The Master Portfolios have adopted the following investment restrictions as non-fundamental policies. These restrictions may be changed without interestholder approval by vote of a majority of the Trustees of MIP at any time. The Master Portfolios are subject to the following investment restrictions, all of which are non-fundamental policies:

(1) Each Master Portfolio may invest in shares of other open-end management investment companies, subject to the limitations of Section 12(d)(1) of the 1940 Act, including the rules, regulations and exemptive orders obtained thereunder. Other investment companies in which a Master Portfolio invests can be expected to charge fees for operating expenses, such as investment advisory and administration fees, that would be in addition to those charged by such Master Portfolio;

(2) Each Master Portfolio may not invest more than 15% of its net assets in illiquid securities. For this purpose, illiquid securities include, among others, (i) securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale,
      (ii) fixed time deposits that are subject to withdrawal penalties and that have maturities of more than seven days, and (iii) repurchase agreements not terminable within seven days;

(3) Each Master Portfolio may lend securities from its portfolio to brokers, dealers and financial institutions, in amounts not to exceed (in the aggregate) one-third of the Master Portfolio's total assets. Any such loans of portfolio securities will be fully collateralized based on values that are marked-to-market daily; and

(4) Each Master Portfolio may not purchase securities on margin, but each Master Portfolio may make margin deposits in connection with transactions in options, forward contracts, futures contracts, including those related to indexes, and options on futures contracts or indexes.

Investments and Risks of the Master Portfolios

BORROWING. The Master Portfolios may borrow money for temporary or emergency purposes, including the meeting of redemption requests. Borrowing involves special risk considerations. Interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the return earned on borrowed funds (or on the assets that were retained rather than sold to meet the needs for which funds were borrowed). Under adverse market conditions, a Master Portfolio might have to sell portfolio securities to meet interest or principal payments at a time when investment considerations would not favor such sales. Reverse repurchase agreements, short sales not against the box, dollar roll transactions and other similar investments that involve a form of leverage (I.E., risk of gain or loss higher than the amount invested) have characteristics similar to borrowings. The Master Portfolios maintain liquid assets in connection with those types of transactions.

INVESTMENTS IN UNDERLYING FUNDS. To implement its asset allocation strategy, each Master Portfolio invests its assets in a combination of Underlying Funds. Each Underlying Fund invests directly in portfolio securities, except that BlackRock Cash Funds: Institutional invests all of its assets in a related master portfolio of MIP.

LOANS OF PORTFOLIO SECURITIES. Each Master Portfolio may lend portfolio securities to certain creditworthy borrowers, including borrowers affiliated with BFA. The borrowers provide collateral that is maintained in an amount at least equal to the current market value of the securities loaned. A Master Portfolio may terminate a loan at any time and obtain the return of the securities loaned. Each Master Portfolio receives the value of any interest or cash or non-cash distributions paid on the loaned securities.

With respect to loans that are collateralized by cash, the borrower will be entitled to receive a fee based on the amount of cash collateral. The Master Portfolio is compensated by the difference between the amount earned on the reinvestment of cash collateral and the fee paid to the borrower. In the case of collateral other than cash, the Master Portfolio is compensated by a fee paid by the borrower equal to a percentage of the market value of the loaned securities. Any cash collateral may be reinvested in certain short-term instruments either directly on behalf of each lending Master Portfolio or through one or more joint accounts or money market funds, including those managed by BFA; such reinvestments are subject to investment risk.

Securities lending involves exposure to certain risks, including operational risk (I.E., the risk of losses resulting from problems in the settlement and accounting process), "gap" risk (I.E., the risk of a mismatch between the return on cash collateral reinvestments and the fees the Master Portfolio has agreed to pay a borrower), and credit, legal, counterparty and market risk. In the event a borrower does not return a Master Portfolio's securities as agreed, the Master Portfolio may experience losses if the proceeds received from liquidating the collateral do not at least equal the value of the loaned security at the time the collateral is liquidated plus the transaction costs incurred in purchasing replacement securities.

A Master Portfolio may pay a portion of the interest or fees earned from securities lending to a borrower as described above, and to a securities lending agent who administers the lending program in accordance with guidelines approved by MIP's Board of Trustees. BTC acts as securities lending agent for the Master Portfolios, subject to the overall supervision of BFA. BTC receives a portion of the revenues generated by securities lending activities as compensation for its services in this regard.

SHORT-TERM INSTRUMENTS. The Master Portfolios may invest in various money market instruments. Money market instruments are generally short-term investments that may include but are not limited to: (i) obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities (including government-sponsored enterprises); (ii) negotiable certificates of deposit ("CDs"), bankers' acceptances, fixed time deposits and other obligations of domestic banks (including non-U.S. branches); (iii) commercial paper; (iv) non-convertible corporate debt securities (E.G., bonds and debentures); (v) repurchase agreements; and (vi) U.S. dollar-denominated obligations of non-U.S. banks (including U.S. branches) that, in the opinion of BFA, are of comparable quality to obligations of U.S. banks which may be purchased by the Master Portfolio. Any of these instruments may be purchased on a current or a forward-settled basis. Money market instruments also include shares of money market mutual funds, including those managed by BFA. See "Investments in Underlying Funds" above.

U.S. GOVERNMENT OBLIGATIONS. The Master Portfolios may invest in various types of U.S. government obligations. A U.S. government obligation is a type of bond. U.S. government obligations include securities issued or guaranteed as to principal and interest by the U.S. government, its agencies or instrumentalities. Payment of principal and interest on U.S. government obligations (i) may be backed by the full faith and credit of the United States (as with U.S. Treasury obligations and Government National Mortgage Association ("Ginnie Mae") certificates) or (ii) may be backed solely by the issuing or guaranteeing agency or instrumentality itself (as with Federal National Mortgage Association ("Fannie Mae"), Federal Home Loan Mortgage Corporation ("Freddie Mac"), or Federal Home Loan Bank ("FHLB") notes). In the latter case, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S. government would provide financial support to its agencies or instrumentalities where it is not obligated to do so. As a general matter, the value of debt instruments, including U.S. government obligations, declines when market interest rates increase and rises when market interest rates decrease. Certain types of U.S. government obligations are subject to fluctuations in yield or value due to their structure or contract terms.

Investments and Risks of the Underlying Funds

Set forth below is more detailed information regarding types of instruments in which the Underlying Funds may invest, strategies BFA may employ in pursuit of an Underlying Fund's investment objective, and related risks.

ASSET-BACKED AND COMMERCIAL MORTGAGE-BACKED SECURITIES. Certain of the Underlying Funds may invest in asset-backed and commercial mortgage-backed securities. Asset-backed securities are securities backed by installment contracts, credit-card receivables or other assets. Commercial mortgage-backed securities are securities backed by commercial real estate properties. Both asset-backed and commercial mortgage-backed securities represent interests in "pools" of assets in which payments of both interest and principal on the securities are made on a regular basis. The payments are, in effect, "passed through" to the holder of the securities (net of any fees paid to the issuer or guarantor of the securities). The average life of asset-backed and commercial mortgage-backed securities varies with the maturities of the underlying instruments and, as a result of prepayments, can often be less than the original maturity of the assets underlying the securities. For this and other reasons, an asset-backed and commercial mortgage-backed security's stated maturity may be shortened or extended, and the security's total return may be difficult to predict precisely. BlackRock Cash Funds: Institutional may invest in such securities up to the limits prescribed by Rule 2a-7 and other provisions of the 1940 Act. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for credit-linked securities. Also see "Mortgage Pass-Through Securities" and "Mortgage Securities."

Beginning in the second half of 2007, through 2008 and continuing into 2009, the market for asset-backed and mortgage-backed securities experienced substantially, often dramatically, lower valuations and reduced liquidity. These instruments continue to be subject to liquidity constraints, price volatility, credit downgrades and increases in default rates and, therefore, may be more difficult to value and more difficult to dispose of than previously.

BONDS. A bond is an interest-bearing security issued by a company or a governmental unit or a non-U.S. entity. The issuer of a bond has a contractual obligation to pay interest at a stated rate on specific dates and to repay principal (the bond's face value) periodically or on a specified maturity date. Bonds are generally used by corporations and governments to borrow money from investors.

An issuer may have the right to redeem or "call" a bond before maturity, in which case the investor may have to reinvest the proceeds at lower market rates. Similarly, an Underlying Fund may have to reinvest interest income or payments received when bonds mature, sometimes at lower market rates. Most bonds bear interest income at a "coupon" rate that is fixed for the life of the bond. The value of a fixed-rate bond usually rises when market interest rates fall, and falls when market interest rates rise. Accordingly, a fixed-rate bond's yield (income as a percent of the bond's current value) may differ from its coupon rate as its value rises or falls. When an investor purchases a fixed-rate bond at a price that is greater than its face value, the investor is purchasing the bond at a premium. Conversely, when an investor purchases a fixed-rate bond at a price that is less than its face value, the investor is purchasing the bond at a discount. Fixed-rate bonds that are purchased at a discount pay less current income than securities with comparable yields that are purchased at face value, with the result that prices for such fixed-rate securities can be more volatile than prices for such securities that are purchased at face value. Other types of bonds bear income at an interest rate that is adjusted periodically. Because of their adjustable interest rates, the value of "floating-rate" or "variable-rate" bonds fluctuates much less in response to market interest rate movements than the value of fixed-rate bonds. See "Floating-Rate and Variable-Rate Obligations" below. Generally, prices of higher quality issues tend to fluctuate less with changes in market interest rates than prices of lower quality issues and prices of longer maturity issues tend to fluctuate more than prices of shorter maturity issues. An Underlying Fund may treat a bond as having a shorter maturity for purposes of calculating the weighted average maturity of its investment portfolio. Bonds may be senior or subordinated obligations. Senior obligations generally have the first claim on a corporation's earnings and assets and, in the event of liquidation, are paid before subordinated obligations. Bonds may be unsecured (backed only by the issuer's general creditworthiness) or secured (backed by specified collateral).

BORROWING. Each Underlying Fund may borrow in the same manner as the Master Portfolios, as described above.

BRADY BONDS. Certain of the Underlying Funds may invest in Brady bonds. Brady bonds are securities created through the exchange of existing commercial bank loans to public and private entities in certain emerging markets for new bonds in connection with debt restructurings. Brady bonds have been issued since 1989. In light of the history of defaults of countries issuing Brady bonds on their commercial bank loans, investments in Brady bonds may be viewed as speculative and subject to the same risks as emerging market securities. Brady bonds may be fully or partially collateralized or uncollateralized, are issued in various currencies (but primarily the U.S. dollar) and are actively traded in over-the-counter ("OTC") secondary markets. Incomplete collateralization of interest or principal payment obligations results in increased credit risk. Dollar-denominated collateralized Brady bonds, which may be either fixed-rate or floating-rate bonds, are generally collateralized by U.S. Treasury securities.

COLLATERALIZED DEBT OBLIGATIONS. A Master Portfolio may invest in collateralized debt obligations ("CDOs"), which include collateralized bond obligations ("CBOs"), collateralized loan obligations ("CLOs") and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment-grade or equivalent unrated loans. CDOs may charge management fees and administrative expenses.

CDO cash flows are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the subordinate "equity" tranche which bears the bulk of defaults from the bonds, loans or other underlying collateral and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Because it is partially protected from defaults, a senior tranche from a CDO typically has higher ratings and lower yields than its underlying collateral, and can be rated investment-grade. Despite the protection provided by the equity tranche, senior CDO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults in the event of collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as market aversion to CDOs as a class. Additionally, tranches that are senior to the equity tranche are often subordinate to other, more senior tranches, which may have a variety of preferences, including the authority to compel early redemption of subordinate tranches.

In addition to the risks generally associated with fixed income securities (E.G., interest rate risk and default risk), CDOs carry additional risks including, but not limited to: (i) concentrated portfolios with heightened exposure to movements in a particular segment of the market; (ii) significant leverage that could magnify the affect of adverse events; (iii) distributions from the collateral may not be adequate to make interest or other payments; (iv) the quality of the collateral may decline in value or default; (v) a Master Portfolio may invest in CDOs that are subordinate to other classes; (vi) the market for a CDO, or the fixed income markets more generally, may become illiquid; and (vii) the complex structure of the CDO may not be fully understood at the time of investment and may give rise to disputes with the issuer or unexpected investment results.

These risks have recently led to actual defaults and market losses on certain CDOs.

CONVERTIBLE SECURITIES. Certain of the Underlying Funds may purchase fixed income convertible securities, such as bonds or preferred stock, which may be converted at a stated price within a specified period of time into a specified number of shares of common stock of the same or a different issuer. Convertible securities are senior to common stock in a corporation's capital structure, but usually are subordinated to non-convertible debt securities. While providing a fixed income stream (generally higher in yield than the income from a common stock but lower than that afforded by a non-convertible debt security), a convertible security also affords an investor the opportunity, through its conversion feature, to participate in the capital appreciation of the common stock into which it is convertible.

In general, the market value of a convertible security is the higher of its "investment value" (I.E., its value as a fixed income security) or its "conversion value" (I.E., the value of the underlying shares of common stock if the security is converted). As a fixed income security, the market value of a convertible security generally increases when interest rates decline and generally decreases when interest rates rise. However, the price of a convertible security also is influenced by the market value of the security's underlying common stock. Thus, the price of a convertible security generally increases as the market value of the underlying stock increases and generally decreases as the market value of the underlying stock declines. Investments in convertible securities generally entail less risk than investments in the common stock of the same issuer.

CORPORATE BONDS. Certain of the Underlying Funds may invest in investment-grade corporate bonds. The investment return of corporate bonds reflects interest on the security and changes in the market value of the security. The market value of a corporate bond may be affected by changes in the market rate of interest, the credit rating of the corporation, the corporation's performance and perceptions of the corporation in the market place. There is a risk that the issuers of the securities may not be able to meet their obligations on interest or principal payments at the time called for by an instrument.

CREDIT-LINKED SECURITIES. Certain of the Underlying Funds may invest in credit-linked securities. Credit-linked securities are securities that are collateralized usually by one or more credit default swaps on corporate credits and, in some instances, by government securities or similar low-risk assets. As an investor in credit-linked securities, an Underlying Fund has the right to receive periodic interest payments from the issuer of the credit-linked security at an agreed-upon interest rate and, subject to certain conditions, a return of principal at the maturity date.

Credit-linked securities are typically privately negotiated transactions between two or more parties. The issuer of the credit-linked security will usually be a financial institution or a special purpose vehicle established by a financial institution. An Underlying Fund bears the risk that the issuer of the credit-linked security will default or become bankrupt. An Underlying Fund bears the risk of loss of its principal investment and the periodic interest payments expected to be received for the duration of its investment in the credit-linked security.

Credit-linked securities are also subject to the credit risk of the corporate issuers underlying the credit default swaps. If one or more of the credit events agreed upon in the credit default swap occurs with respect to one or more of the underlying corporate issuers and the credit default swap is physically settled, an Underlying Fund may receive physical delivery of the

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security or loan that is subject to the relevant credit event, and the
Underlying Fund's principal investment would be reduced by the corresponding face value of the security or loan that is the subject of the credit event. In instances where the underlying credit default swap is cash-settled on the occurrence of a credit event, an Underlying Fund's principal investment would be reduced, typically by the face value of the security or loan in respect of which the applicable credit event has occurred, and the Underlying Fund would not receive physical delivery of the loan or security that was the subject of the relevant credit event.

The market for credit-linked securities may be, or suddenly can become, illiquid. Indeed, often credit-linked securities are subject to significant restrictions on transfer, thereby enhancing the illiquidity of such securities. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for credit-linked securities. In certain cases, a market price for a credit-linked security may not be available. The value of a credit-linked security will typically increase or decrease with any change in value of the underlying collateral, if any, held by the issuer of the credit default swap. Further, in cases where the credit-linked security is structured such that the payments to an Underlying Fund are based on amounts received in respect of, or the value or performance of, any reference obligation specified in the terms of the relevant credit default swap, fluctuations in the value of such reference obligation or the performance of the related reference entity may affect the value of the credit-linked security.

An investment in credit-linked securities involves reliance on the counterparty to the swap entered into with the issuer to make periodic payments to the issuer under the terms of the credit default swap. Any delay or cessation in the making of such payments may be expected in certain instances to result in delays or reductions in payments to an Underlying Fund as an investor in such credit-linked securities. Additionally, credit-linked securities are typically structured as limited recourse obligations of the issuer of the securities, such that the securities issued will usually be obligations solely of the issuer and will not be obligations or responsibilities of any other person.

CURRENCY TRANSACTIONS. Those Underlying Funds that may engage in currency transactions do not expect to engage in currency transactions for the purpose of hedging against declines in the value of the Underlying Funds' assets that are denominated in a non-U.S. currency. The Underlying Funds may enter into non-U.S. currency forward and non-U.S. currency futures contracts to facilitate local securities settlements or to protect against currency exposure in connection with their distributions to shareholders, but may not enter into such contracts for speculative purposes.

A forward currency contract is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. A currency futures contract is a contract involving an obligation to deliver or acquire the specified amount of a specific currency, at a specified price and at a specified future time. Currency futures contracts may be settled on a net cash payment basis rather than by the sale and delivery of the underlying currency. To the extent required by law, liquid assets committed to futures contracts will be maintained.

Foreign exchange transactions involve a significant degree of risk and the markets in which foreign exchange transactions are effected are highly volatile, highly specialized and highly technical. Significant changes, including changes in liquidity and prices, can occur in such markets within very short periods of time, often within minutes. Foreign exchange trading risks include, but are not limited to, exchange rate risk, counterparty risk, maturity gap, interest rate risk, and potential interference by foreign governments through regulation of local exchange markets, foreign investment or particular transactions in foreign currency. If BFA utilizes foreign exchange transactions at an inappropriate time or judges market conditions, trends or correlations incorrectly, foreign exchange transactions may not serve their intended purpose of improving the correlation of an Underlying Fund's return with the performance of its underlying index and may lower the Underlying Fund's return. An Underlying Fund could experience losses if the value of its currency forwards, options and futures positions were poorly correlated with its other investments or if it could not close out its positions because of an illiquid market. In addition, an Underlying Fund could incur transaction costs, including trading commissions, in connection with certain foreign currency transactions.

DIVERSIFICATION AND CONCENTRATION. Certain of the Underlying Funds are "diversified funds." A diversified fund is one that, with respect to 75% of its total assets is limited by the 1940 Act such that it does not invest more than 5% of its total assets in securities of any one issuer and does not acquire more than 10% of the outstanding voting securities of any one issuer (excluding cash and cash items, U.S. government securities, and securities of other investment companies). The remaining 25% of a diversified fund's assets may be invested in any manner.

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Other Underlying Funds are classified as "non-diversified" for purposes of the
1940 Act. A "non-diversified" classification means that an Underlying Fund is not limited by the 1940 Act with regard to the percentage of its assets that may be invested in the securities of a single issuer. The securities of a particular issuer (or securities of issuers in particular industries) may dominate the Underlying Fund's underlying index and, consequently, the Underlying Fund's investment portfolio. This may adversely affect the Underlying Fund's performance or subject the Underlying Fund's shares to greater price volatility than that experienced by more diversified investment companies.

In addition, an Underlying Fund may concentrate its investments in a particular industry or group of industries. The securities of issuers in particular industries may dominate an Underlying Fund's underlying index and consequently the Underlying Fund's investment portfolio. This may adversely affect the Underlying Fund's performance or subject the Underlying Fund's shares to greater price volatility than that experienced by less concentrated investment companies.

Each Underlying Fund intends to maintain the required level of diversification and otherwise conduct its operations so as to qualify as a "regulated investment company" for purposes of the U.S. Internal Revenue Code of 1986, as amended (the "Internal Revenue Code"), and to relieve the Underlying Fund of any liability for U.S. federal income tax to the extent that its earnings are distributed to shareholders, provided that the Underlying Fund satisfies a minimum distribution requirement. Compliance with the diversification requirements of the Internal Revenue Code may limit the investment flexibility of an Underlying Fund and make it less likely that the Underlying Fund will meet its investment objective.

EQUITY SECURITIES. An investment in an Underlying Fund should be made with an understanding of the risks inherent in an investment in equity securities, including the risk that the financial condition of issuers may become impaired or that the general condition of the stock market may deteriorate (either of which may cause a decrease in the value of the portfolio securities and thus in the value of shares of an Underlying Fund). Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence and perceptions of their issuers change. These investor perceptions are based on various and unpredictable factors, including expectations regarding government, economic, monetary and fiscal policies, inflation and interest rates, economic expansion or contraction, and global or regional political, economic or banking crises. Holders of common stocks incur more risks than holders of preferred stocks and debt obligations because common stockholders generally have rights to receive payments from stock issuers inferior to the rights of creditors, or holders of debt obligations or preferred stocks. Further, unlike debt securities, which typically have a stated principal amount payable at maturity (the value of which, however, is subject to market fluctuations prior to maturity), or preferred stocks, which typically have a liquidation preference and which may have stated optional or mandatory redemption provisions, common stocks have neither a fixed principal amount nor a maturity.

Although most of the securities in each underlying index are listed on a national securities exchange, the principal trading market for some may be in the over-the-counter market. The existence of a liquid trading market for certain securities may depend on whether dealers will make a market in such securities. There can be no assurance that a market will be made or maintained or that any such market will be or remain liquid. The price at which securities may be sold and the value of an Underlying Fund's shares will be adversely affected if trading markets for an Underlying Fund's portfolio securities are limited or absent, or if bid/ask spreads are wide.

FLOATING-RATE AND VARIABLE-RATE OBLIGATIONS. The Underlying Funds may purchase debt instruments with interest rates that are periodically adjusted at specified intervals or whenever a benchmark rate or index changes. The floating-rate and variable-rate instruments that the Underlying Funds may purchase include certificates of participation in such instruments. The interest rate adjustments generally limit the increase or decrease in the amount of interest received on the debt instruments. Floating-rate and variable-rate instruments are subject to interest rate risk and credit risk. The interest rate on an inverse floating-rate security resets in the opposite direction from the market rate of interest to which the security is benchmarked. An inverse floating rate security may exhibit greater price volatility than a fixed-rate security of similar credit quality.

The Underlying Funds may purchase floating-rate and variable-rate demand notes and bonds, which are obligations ordinarily having stated maturities in excess of thirteen months, but which permit the holder to demand payment of principal at any time, or at specified intervals not exceeding 397 days, as defined in Rule 2a-7 under the 1940 Act. Variable-rate demand notes including master demand notes are demand obligations that permit an Underlying Fund to invest fluctuating amounts, which may change daily without penalty, pursuant to direct arrangements between an Underlying Fund, as lender, and the borrower. The interest rates on these notes fluctuate from time to time. The issuer of such obligations ordinarily has a corresponding right, after a given period, to prepay in its discretion the outstanding principal amount of the obligations plus accrued interest upon a specified number of days' notice to the holders of such obligations. The interest rate on a floating-rate demand obligation is based on a known lending rate, such as a bank's prime rate, and is adjusted automatically each time such rate is adjusted. The interest rate on a variable-rate demand obligation is adjusted automatically at specified intervals. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks.

These obligations are direct lending arrangements between the lender and borrower. There may not be an established secondary market for these obligations, although they are redeemable at face value. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, an Underlying Fund's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies and an Underlying Fund may invest in obligations that are not so rated only if BFA determines that at the time of investment the obligations are of comparable quality to the other obligations in which an Underlying Fund may invest. BFA considers on an ongoing basis the creditworthiness of the issuers of the floating-rate and variable-rate demand obligations in an Underlying Fund's portfolio.

FORWARD COMMITMENTS, WHEN-ISSUED PURCHASES AND DELAYED-DELIVERY TRANSACTIONS. Certain of the Underlying Funds may purchase or sell securities on a when-issued or delayed-delivery basis and make contracts to purchase or sell securities for a fixed price at a future date beyond customary settlement time. Securities purchased or sold on a when-issued, delayed-delivery or forward commitment basis involve a risk of loss if the value of the security to be purchased declines, or the value of the security to be sold increases, before the settlement date. Although an Underlying Fund will generally purchase securities with the intention of acquiring them, the Underlying Fund may dispose of securities purchased on a when-issued, delayed-delivery or a forward commitment basis before settlement when deemed appropriate by BFA.

FUNDING AGREEMENTS. Certain of the Underlying Funds may invest in short-term funding agreements. A funding agreement is a contract between an issuer and a purchaser that obligates the issuer to pay a guaranteed rate of interest on a principal sum deposited by the purchaser. Funding agreements will also guarantee the return of principal and may guarantee a stream of payments over time. A funding agreement has a fixed maturity and may have either a fixed-, variable- or floating-interest rate that is based on an index and guaranteed for a fixed time period. An Underlying Fund will purchase short-term funding agreements only from banks and insurance companies that, at the time of purchase, are rated in one of the three highest rating categories by a nationally recognized statistical ratings organization ("NRSRO").

The secondary market, if any, for these funding agreements is limited; thus, such investments purchased by an Underlying Fund may be treated as illiquid. If a funding agreement is determined to be illiquid it will be valued at its fair market value as determined by procedures approved by the Underlying Fund's Board of Trustees.

FUTURES CONTRACTS, OPTIONS TRANSACTIONS, AND SWAP TRANSACTIONS.

FUTURES CONTRACTS. Each Underlying Fund may enter into futures contracts and options. These futures contracts and options will be used to simulate investment in the respective underlying index that the Underlying Fund is tracking, to facilitate trading or to reduce transaction costs. Each Underlying Fund will enter into futures contracts and options that are traded on a U.S. or non-U.S. exchange. No Underlying Fund will use futures or options for speculative purposes. Each Underlying Fund intends to use futures and options in accordance with Rule 4.5 of the Commodity Exchange Act ("CEA"). The Trust, on behalf of each Underlying Fund, has claimed an exclusion from the definition of the term "commodity pool operator" in accordance with Rule 4.5 so that each Underlying Fund is not subject to registration or regulation as a commodity pool operator under the CEA.

Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific instrument or index at a specified future time and at a specified price. Each Underlying Fund may enter into futures contracts to purchase securities indexes when BFA anticipates purchasing the underlying securities and believes prices will rise before the purchase will be made. To the extent required by law, liquid assets committed to futures contracts will be maintained.

A call option gives a holder the right to purchase a specific security at a specified price ("exercise price") within a specified period of time. A put option gives a holder the right to sell a specific security at a specified exercise price within a specified period of time. The initial purchaser of a call option pays the "writer" a premium, which is paid at the time of purchase and is retained by the writer whether or not such option is exercised. Each Underlying Fund may purchase put options to hedge its portfolio against the risk of a decline in the market value of securities held and may purchase call options to hedge against an increase in the price of securities it is committed to purchase. Each Underlying Fund may write put and call options along with a long position in options to increase its ability to hedge against a change in the market value of the securities it holds or is committed to purchase. Investments in futures contracts and other investments that contain leverage may require each Underlying Fund to maintain liquid assets. Generally, each Underlying Fund maintains an amount of liquid assets equal to its obligations relative to the position involved, adjusted daily on a marked-to-market basis. With respect to futures contracts that are contractually required to "cash-settle," each Underlying Fund maintains liquid assets in an amount at least equal to each Underlying Fund's daily marked-to-market obligation (I.E., each Underlying Fund's daily net liability, if any), rather than the contracts' notional value (I.E., the value of the underlying asset). By maintaining assets equal to its net obligation under cash-settled futures contracts, the Underlying Fund may employ leverage to a greater extent than if each Underlying Fund set aside assets equal to the futures contracts' full notional value. Each Underlying Fund bases its asset maintenance policies on methods permitted by the staff of the SEC and may modify these policies in the future to comply with any changes in the guidance articulated from time to time by the SEC or its staff.

OPTIONS TRANSACTIONS. Each Underlying Fund may invest in options on futures contracts. An option on a futures contract, as contrasted with the direct investment in such a contract, gives the purchaser the right, in return for the premium paid, to assume a position in the underlying futures contract at a specified exercise price at any time prior to the expiration date of the option. Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account that represents the amount by which the market price of the futures contract exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract. The potential for loss related to the purchase of an option on a futures contract is limited to the premium paid for the option plus transaction costs. Because the value of the option is fixed at the point of sale, there are no daily cash payments by the purchaser to reflect changes in the value of the underlying contract; however, the value of the option changes daily and that change would be reflected in the NAV of the Underlying Fund. The potential for loss related to writing call options is unlimited. The potential for loss related to writing put options is limited to the agreed upon price per share times the number of shares minus the premium received from writing the put.

Each Underlying Fund may purchase and write put and call options on futures contracts that are traded on a U.S. exchange as a hedge against changes in value of its portfolio securities, or in anticipation of the purchase of securities, and may enter into closing transactions with respect to such options to terminate existing positions. There is no guarantee that such closing transactions can be effected.

Upon entering into a futures contract, the Underlying Fund will be required to deposit with the broker an amount of cash or cash equivalents known as "initial margin," which is in the nature of a performance bond or good faith deposit on the contract and is returned to the Underlying Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. Subsequent payments, known as "variation margin," to and from the broker will be made daily as the price of the index underlying the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as "marking-to-market." At any time prior to the expiration of a futures contract, the Underlying Fund may elect to close the position by taking an opposite position, which will operate to terminate the Underlying Fund's existing position in the contract.

SWAP TRANSACTIONS. Swap transactions are contracts between parties in which one party agrees to make periodic payments to the other party based on the change in market value or level of a specified rate, index or asset. In return, the other party agrees to make periodic payments to the first party based on the return of a different specified rate, index or asset. Swap agreements will usually be performed on a net basis, with each Underlying Fund receiving or paying only the net amount of the two payments. The net amount of the excess, if any, of each Underlying Fund's obligations over its entitlements with respect to each swap is accrued on a daily basis and an amount of liquid assets having an aggregate value at least equal to the accrued excess will be maintained by each Underlying Fund.

The use of interest-rate and index swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. These transactions generally do not involve the delivery of securities or other underlying assets or principal.

HIGH-YIELD SECURITIES. Certain of the Underlying Funds may invest in high-yield debt securities. Investment in high yield securities generally provides greater income and increased opportunity for capital appreciation than investments in higher quality securities, but they also typically entail greater price volatility and credit risk. These high yield securities are regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. Analysis of the creditworthiness of issuers of debt securities that are high yield may be more complex than for issuers of higher

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quality debt securities. In addition, high yield securities are often issued by smaller, less creditworthy issuers or by highly leveraged (indebted) firms, which are generally less able than more financially stable firms to make scheduled payments of interest and principal. The risks posed by securities issued under such circumstances are substantial. Investing in high-yield debt securities involves risks that are greater than the risks of investing in higher quality debt securities. These risks include: (i) changes in credit status, including weaker overall credit conditions of issuers and risks of default; (ii) industry, market and economic risk; and (iii) greater price variability and credit risks of certain high-yield securities such as zero coupon and payment-in-kind securities. While these risks provide the opportunity for maximizing return over time, they may result in greater volatility of the value of an Underlying Fund's portfolio.

Furthermore, the value of high-yield securities may be more susceptible to real or perceived adverse economic, company or industry conditions than is the case for higher quality securities. The market values of certain of these lower-rated and unrated debt securities tend to reflect individual corporate developments to a greater extent than do higher-rated securities, and tend to be more sensitive to economic conditions than are higher-rated securities. Adverse market, credit or economic conditions could make it difficult at certain times to sell certain high-yield securities held by an Underlying Fund.

The secondary market on which high yield securities are traded may be less liquid than the market for higher grade securities. Less liquidity in the secondary trading market could adversely affect the price at which the Underlying Funds could sell a high yield security, and could adversely affect the daily net asset value per share of the Underlying Funds. When secondary markets for high yield securities are less liquid than the market for higher grade securities, it may be more difficult to value the securities because there is less reliable, objective data available.

The use of credit ratings as a principal method of selecting high yield securities can involve certain risks. For example, credit ratings evaluate the safety of principal and interest payments, not the market value risk of high yield securities. Also, credit rating agencies may fail to change credit ratings in a timely fashion to reflect events since the security was last rated.

HYBRID ARM SECURITIES. Hybrid ARM securities are interests in pools of hybrid adjustable-rate mortgages (hybrid ARMs). A hybrid ARM is a mortgage in which the interest rate is fixed for a specified period and then resets periodically, or floats, for the remaining mortgage term. After the initial fixed interest rate period, the interest rate on a hybrid ARM can be reset by a maximum specified amount to an adjustable rate based on a margin over an identified index. As with other adjustable rate mortgages, the adjustable interest rates on hybrid ARMs are subject to periodic and lifetime caps on the increased rates that mortgagors are required to pay.

Hybrid ARM securities are subject to a combination of the risks associated with fixed-rate and adjustable-rate mortgage-backed securities. If a greater percentage of the mortgage pool backing a hybrid ARM security consists of hybrid ARMS in their initial fixed-rate mode, the hybrid ARM securities will be more susceptible to the risks associated with fixed-rate bonds and mortgage-backed securities. These risks would include possible reductions in market value (i) during periods of rising interest rates and (ii) due to the unanticipated shortening or extension of the security's average life resulting from unforeseen mortgage prepayment patterns. If a greater percentage of the underlying mortgage pool consists of hybrid ARMS in their adjustable-rate mode, the hybrid ARM securities will be more susceptible to the risks associated with capped adjustable-rate securities. These risks include (i) the possibility of reduced yields during periods of falling interest rates, (ii) possible reductions in market value if market interest rates rise above the interest rate caps on the underlying hybrid ARMs, and (iii) possible increases in mortgage default rates to the extent that mortgagors are unable to afford higher adjustable mortgage rates.

Because hybrid ARM securities are more complex than conventional fixed-rate and adjustable-rate mortgage-backed securities, it may be more difficult for investors to analyze and predict how the values of hybrid ARM securities will change in response to market interest rate and credit conditions. As a result of this uncertainty, a hybrid ARM security could suffer from a disproportionate reduction in value or loss of market liquidity during periods of volatile interest rates or credit market disruptions.

ILLIQUID SECURITIES. The Underlying Funds may invest up to 15% (except that BlackRock Cash Funds: Institutional may invest only up to 10%) of the value of their respective net assets in securities as to which a liquid trading market does not exist, provided such investments are consistent with their respective investment objectives. Such securities may include securities that are not readily marketable, such as privately issued securities and other securities that are subject to legal or contractual restrictions on resale, floating-rate and variable-rate demand obligations as to which an Underlying Fund cannot exercise a demand feature on not more than seven days' notice and as to which there is no secondary market, and repurchase agreements providing for settlement more than seven days after notice.

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INFLATION-PROTECTED OBLIGATIONS. Certain of the Underlying Funds invest almost exclusively in inflation-protected public obligations of the U.S. Treasury, commonly known as "TIPS." TIPS are a type of U.S. government obligation issued by the U.S. Treasury that are designed to provide inflation protection to investors. TIPS are income-generating instruments whose interest and principal payments are adjusted for inflation - a sustained increase in prices that erodes the purchasing power of money. The inflation adjustment, which is typically applied monthly to the principal of the bond, follows a designated inflation index, such as the consumer price index. A fixed coupon rate is applied to the inflation-adjusted principal so that as inflation rises, both the principal value and the interest payments increase. This can provide investors with a hedge against inflation, as it helps preserve the purchasing power of an investment. Because of this inflation adjustment feature, inflation-protected bonds typically have lower yields than conventional fixed-rate bonds.

ISHARES FUNDS. The iShares Funds (the "Underlying iShares Funds") and the other Underlying Funds in which the Master Portfolios were invested as of March 31, 2010 are listed below under "Investment Adviser and Other Service Providers." Each iShares Fund is a type of investment company referred to as an exchange-traded fund ("ETF"). Each iShares Fund is designed to track a particular index and is advised by BFA. Shares of the Underlying iShares Funds are listed for trading on the national securities exchanges and trade throughout the day on those exchanges and other secondary markets. There can be no assurance that the requirements of the national securities exchanges necessary to maintain the listing of shares of the Underlying iShares Funds will continue to be met. A national securities exchange may, but is not required to, remove the shares of the Underlying iShares Funds from listing if (1) following the initial 12-month period beginning upon the commencement of trading of an Underlying iShares Fund, there are fewer than 50 beneficial holders of the shares for 30 or more consecutive trading days, (2) the value of the Underlying iShares Fund's underlying index is no longer calculated or available, or (3) any other event shall occur or condition exist that, in the opinion of the national securities exchange, makes further dealings on the national securities exchange inadvisable. A national securities exchange will remove the shares of an Underlying iShares Fund from listing and trading upon termination of the Underlying iShares Fund. As in the case of other publicly-traded securities, brokers' commissions on transactions will be based on negotiated commission rates at customary levels. An investment in an ETF generally presents the same primary risks as an investment in an open-end investment company that is not exchange-traded and that has the same investment objectives, strategies, and policies. The price of an ETF can fluctuate and an Underlying Fund could lose money investing in an ETF if the prices of the securities held by the ETF go down. In addition, ETFs are subject to the following risks that do not apply to an open-end investment company that is not exchange-traded: (i) the market price of the ETF's shares may trade at a discount to their net asset value; (ii) an active trading market for an ETF's shares may not develop or be maintained; or
(iii) trading of an ETF's shares may be halted if the listing exchange's officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide "circuit breakers" (which are tied to large decreases in stock prices) halts stock trading generally.

INVESTMENT COMPANIES. The Underlying Funds may invest in the securities of other investment companies (including money market funds) to the extent allowed by law. Under the 1940 Act, an Underlying Fund's investment in investment companies is limited to, subject to certain exceptions, (i) 3% of the total outstanding voting stock of any one investment company, (ii) 5% of the Underlying Fund's total assets with respect to any one investment company and (iii) 10% of the Underlying Fund's total assets invested in investment companies in the aggregate. To the extent allowed by law or regulation, each Underlying Fund may invest its assets in securities of investment companies that are money market funds, including those advised by BFA or otherwise affiliated with BFA, in excess of the limits discussed above. Other investment companies in which an Underlying Fund invests can be expected to charge fees for operating expenses, such as investment advisory and administration fees, that would be in addition to those charged by the Underlying Fund.

An Underlying Fund may purchase shares of an ETF for the same reason it would purchase (and as an alternative to purchasing) futures contracts - to obtain relatively low-cost exposure to the stock market while maintaining flexibility to meet the liquidity needs of the Underlying Fund. ETF shares enjoy several advantages over futures. Depending on the market, the holding period, and other factors, ETF shares can be less costly than futures. In addition, ETF shares can be purchased for smaller sums and offer exposure to market sectors and styles for which there is no suitable or liquid futures contract. An Underlying Fund may also purchase ETF shares for other purposes, including improving its ability to track its underlying index. An Underlying Fund may invest in shares of ETFs that are advised by BFA.

The iShares MSCI Emerging Markets Index Fund, in order to improve its portfolio liquidity and its ability to track the MSCI Emerging Markets Index, may invest up to 10% of its assets in shares of other iShares Funds that invest in securities in the iShares MSCI Emerging Markets Index Fund. BFA will not charge advisory fees on that portion of the iShares MSCI Emerging Market Index Fund's assets invested in shares of other iShares Funds.

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An investment in an iShares Fund that invests in foreign countries involves risks similar to those of investing in a broad-based portfolio of equity securities traded on exchanges in the respective countries covered by the individual iShares Fund. These risks include market fluctuations caused by such factors as economic and political developments, changes in interest rates and perceived trends in stock prices. Investing in securities issued by companies domiciled in countries other than the domicile of the investor and denominated in currencies other than an investor's local currency entails certain considerations and risks not typically encountered by the investor in making investments in its home country and in that country's currency. See "Non-U.S. Securities and Emerging Markets Securities" below.

LETTERS OF CREDIT. Certain of the debt obligations (including municipal securities, certificates of participation, commercial paper and other short-term obligations) that certain of the Underlying Funds may purchase may be backed by an unconditional and irrevocable letter of credit of a bank, savings and loan association or insurance company that assumes the obligation for payment of principal and interest in the event of default by the issuer. Only banks, savings and loan associations and insurance companies that, in the opinion of BFA, are of comparable quality to issuers of other permitted investments of an Underlying Fund may be used for letter of credit-backed investments.

LOAN PARTICIPATIONS AND ASSIGNMENTS. An Underlying Fund may purchase interests in loan participations that typically represent direct participation in loans to corporate borrowers, and generally are offered by an intermediary bank or other financial institution or lending syndicate. Under these loan participation arrangements, an Underlying Fund will have the right to receive payments of principal, interest and any fees to which it is entitled from the bank selling the loan participation upon receipt by the bank of the payments from the borrower. The borrower in the underlying loan will be deemed to be the issuer of the participation interest except to the extent an Underlying Fund derives its rights from the intermediary bank that sold the loan participation. Interests in loan participations in which an Underlying Fund may invest may not be rated by any NRSRO. An Underlying Fund will invest in loan participations that are not so rated only if BFA determines that at the time of the investment the interests in loan participations are of comparable quality to the other instruments in which the Underlying Fund may invest.

Because the bank issuing the loan participation does not guarantee the participation in any way, the participation is subject to the credit risks associated with the underlying corporate borrower. In addition, it may be necessary, under the terms of the loan participation, for an Underlying Fund to assert its rights against the underlying corporate borrower in the event that the underlying corporate borrower should fail to pay principal and interest when due. Thus, an Underlying Fund could be subject to delays, expenses, and risks that are greater than those that would have been involved if the Underlying Fund had purchased a direct obligation of the borrower.

An Underlying Fund may also assume the credit risk associated with an interposed bank or other financial intermediary. In the case of a loan that is administered by an agent bank acting as agent for all holders, the agent bank administers the terms of the loan, as specified in the loan agreement. In addition, the agent bank is normally responsible for the collection of principal and interest payments from the corporate borrower and the apportionment of these payments to the credit of all institutions that are parties to the loan agreement. Unless, under the terms of the loan or other indebtedness, an Underlying Fund has direct recourse against the corporate borrower, the Underlying Fund may have to rely on the agent bank or other financial intermediary to apply appropriate credit remedies against a corporate borrower.

A financial institution's employment as agent bank might be terminated in the event that it fails to observe a requisite standard of care or becomes insolvent. A successor agent bank would generally be appointed to replace the terminated agent bank, and assets held by the agent bank under the loan agreement should remain available to holders of such indebtedness. However, if assets held by the agent bank for the benefit of an Underlying Fund were determined to be subject to the claims of the agent bank's general creditors, the Underlying Fund might incur certain costs and delays in realizing payment on a loan or loan participation and could suffer a loss of principal and/or interest. In situations involving other interposed financial institutions (E.G., an insurance company or governmental agency) similar risks may arise.

Moreover, under the terms of the loan participation, an Underlying Fund may be regarded as a creditor of the issuing bank (rather than of the underlying corporate borrower), so that the Underlying Fund also may be subject to the risk that the issuing bank may become insolvent. Further, in the event of the bankruptcy or insolvency of the corporate borrower, the loan participation might be subject to certain defenses that can be asserted by the borrower as a result of improper conduct by the issuing bank. If an Underlying Fund does not receive scheduled interest or principal payments on such indebtedness, the Underlying Fund's net asset value and yield could be adversely affected. Loans that are fully secured offer an Underlying Fund more protection than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrower's obligation, or that the collateral could be liquidated.

An Underlying Fund may invest in loan participations of below investment-grade quality. Indebtedness of companies whose creditworthiness is poor involves substantially greater risks, and may be highly speculative. Some companies may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Consequently, when investing in indebtedness of companies with poor credit, an Underlying Fund bears a substantial risk of losing the entire amount invested.

Loans and other types of direct indebtedness may be subject to restrictions on resale. In addition, the secondary market, if any, for loans and other types of direct indebtedness may be limited; thus, loans and other types of direct indebtedness purchased by an Underlying Fund may be treated as illiquid.

Investments in loans through a direct assignment of the financial institution's interests with respect to the loan may involve additional risks to an Underlying Fund. For example, if a loan is foreclosed, an Underlying Fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is conceivable that under emerging legal theories of lender liability, an Underlying Fund could be held liable as co-lender. It is unclear whether loans and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation. In the absence of definitive regulatory guidance, an Underlying Fund relies on BFA's research in an attempt to avoid situations where fraud or misrepresentation could adversely affect the Underlying Fund.

LOANS OF PORTFOLIO SECURITIES. Each Underlying Fund may lend portfolio securities in the same manner as the Master Portfolios, as described above.

MORTGAGE PASS-THROUGH SECURITIES. A significant portion of the Barclays Capital U.S. Aggregate Bond Index and the entire Barclays Capital U.S. MBS Index represent the U.S. agency mortgage pass-through segment of the U.S. investment grade bond market. Therefore, a substantial portion of each of the iShares Barclays Aggregate Bond Fund and iShares Barclays MBS Bond Fund is invested to seek exposure to a representative sample of U.S. agency mortgage pass-through securities included in such indexes. The term "U.S. agency mortgage pass-through security" refers to a category of pass-through securities backed by pools of mortgages and issued by one of several U.S. government-sponsored enterprises, such as Ginnie Mae, Fannie Mae or Freddie Mac. In the basic mortgage pass-through structure, mortgages with similar issuer, term and coupon characteristics are collected and aggregated into a "pool" consisting of multiple mortgage loans. The pool is assigned a CUSIP number and undivided interests in the pool are traded and sold as pass-through securities. The holder of the security is entitled to a PRO RATA share of principal and interest payments (including unscheduled prepayments) from the pool of mortgage loans. The portion of the Barclays Capital U.S. Aggregate Bond Index and Barclays Capital U.S. MBS Index representing the mortgage pass-through segment of the U.S. investment grade bond market is comprised of multiple pools of fixed-rate and hybrid ARMs mortgage pass-through securities. A hybrid ARM is a mortgage in which the homeowner pays a fixed interest rate for a fixed period of time (typically 3, 5, 7, or 10 years) and a floating rate after that period, combining the features of fixed-rate and adjustable-rate mortgage securities.

An investment in a specific pool of pass-through securities requires an analysis of the specific prepayment risk of mortgages within the covered pool (since mortgagors typically have the option to prepay their loans). The level of prepayments on a pool of mortgage securities is difficult to predict and can impact the subsequent cash flows, value and yield of the mortgage pool. In addition, when trading specific mortgage pools, precise execution, delivery and settlement arrangements must be negotiated for each transaction. These factors combine to make trading in mortgage pools somewhat cumbersome.

For these and other reasons, the iShares Barclays Aggregate Bond Fund and iShares Barclays MBS Bond Fund seek to obtain exposure to the fixed-rate portion of the U.S. agency mortgage pass-through securities, which represent a significant portion of their respective underlying indexes, primarily through the use of "to-be-announced" or "TBA transactions." "TBA" refers to a commonly used mechanism for the forward settlement of U.S. agency mortgage pass-through securities, and not to a separate type of mortgage-backed security. Most transactions in fixed-rate mortgage pass-through securities occur through the use of TBA transactions. TBA transactions generally are conducted in accordance with widely-accepted guidelines which establish commonly observed terms and conditions for execution, settlement and delivery. In a TBA transaction, the buyer and seller decide on general trade parameters, such as agency, settlement date, par amount, and price. The actual pools delivered generally are determined two days prior to settlement date. Each Underlying Fund intends to use TBA transactions in several ways. For example, each Underlying Fund expects that it will regularly enter into TBA agreements and "roll over" such agreements prior to the settlement date stipulated in such agreements. This type of TBA transaction is sometimes known as a "TBA roll." In a "TBA roll," each Underlying Fund generally will sell the obligation to purchase the pools stipulated in the TBA agreement prior to the stipulated settlement date and will enter into a new TBA agreement for future delivery of pools of mortgage pass-through securities. In addition, each Underlying Fund may enter into TBA agreements and settle such transactions on the stipulated settlement date by accepting actual receipt or delivery of the pools of mortgage pass-through securities stipulated in the TBA agreement. Default by or bankruptcy of a counterparty to a TBA transaction would expose the Underlying Fund to possible loss because of adverse market action, expenses or delays in connection with the purchase or sale of the pools of mortgage pass-through securities specified in the TBA transaction. To minimize this risk, each Underlying Fund will enter into TBA transactions only with established counterparties (such as major broker-dealers) and BFA will monitor the creditworthiness of such counterparties. Each Underlying Fund's use of "TBA rolls" may cause the Underlying Fund to experience higher portfolio turnover, higher transaction costs and to pay higher capital gain distributions to shareholders (which may be taxable).

The iShares Barclays Aggregate Bond Fund and iShares Barclays MBS Bond Fund intend to invest cash pending settlement of any TBA transactions in money market instruments, repurchase agreements or other high-quality, liquid short-term instruments, including money market funds advised by BFA. Each Underlying Fund will assume its pro rata share of fees and expenses of any money market fund that it may invest in, in addition to each Underlying Fund's own fees and expenses.

MORTGAGE SECURITIES. Mortgage securities are issued by government and non-government entities such as banks, mortgage lenders, or other institutions. A mortgage security is an obligation of the issuer that is backed by a mortgage or pool of mortgages or a direct interest in an underlying pool of mortgages. Some mortgage securities, such as collateralized mortgage obligations, make payments of both principal and interest at a range of specified intervals; others make semi-annual interest payments at a pre-determined rate and repay principal at maturity (like a typical bond). Mortgage securities are based on different types of mortgages, including those on commercial real estate or residential properties. Stripped mortgage securities are created when the interest and principal components of a mortgage security are separated and sold as individual securities. In the case of a stripped mortgage security, the holder of the "principal-only" security (PO) receives the principal payments made by the underlying mortgage, while the holder of the "interest-only" security (IO) receives interest payments from the same underlying mortgage.

The value of mortgage securities may change due to shifts in the market's perception of the creditworthiness of issuers and changes in interest rates or liquidity. The value of some mortgage-backed securities may be particularly sensitive to changes in prevailing interest rates. In addition, regulatory or tax changes may adversely affect the mortgage securities market as a whole. Mortgage securities issued by non-government entities may be subject to greater credit risk than those issued by government entities. The performance of privately-issued mortgage securities may depend on the integrity and competence of the institutions that originate the underlying mortgages, yet investors in these mortgage securities may have only limited access to information required to evaluate the practices of these mortgage originators. In order to prevent defaults by troubled mortgage borrowers, the sponsors of mortgage securities may have to renegotiate and investors in mortgage securities may have to accept less favorable interest rates or other terms on the mortgages underlying these securities. Unanticipated mortgage defaults or renegotiations of mortgage terms are likely to depress the prices of related mortgage securities. Although mortgage securities may be supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations. Guarantees, insurance and other forms of credit enhancement supporting mortgage securities may also be insufficient to cover all losses on underlying mortgages if mortgage borrowers default at a greater than expected rate.

Non-government mortgage securities may be subject to greater price changes than government issues. Mortgage securities are subject to prepayment risk. Prepayment risk is the risk that early principal payments made on the underlying mortgages, usually in response to a reduction in interest rates, will result in the return of principal to the investor, causing the investor to be invested subsequently at a lower current interest rate. Alternatively, in a rising interest rate environment, mortgage security values may be adversely affected when prepayments on underlying mortgages do not occur as anticipated, resulting in the extension of the security's effective maturity and the related increase in interest rate sensitivity of a longer-term instrument. The prices of stripped mortgage securities tend to be more volatile in response to changes in interest rates than those of non-stripped mortgage securities. In addition, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations. Also see "Asset-Backed and Commercial Mortgage-Backed Securities," "Hybrid ARM Securities" and "Mortgage Pass-Through Securities."

MUNICIPAL SECURITIES. Certain of the Underlying Funds may invest in municipal securities. Municipal securities are generally issued by states and local governments and their agencies, authorities and other instrumentalities. Municipal bonds are subject to interest rate, credit and market risk. The ability of a municipal security issuer to make payments on that security could be affected by litigation, legislation or other political events or the bankruptcy of the issuer. Lower-rated municipal bonds are subject to greater credit and market risk than higher quality municipal bonds. Municipal securities in which the Underlying Funds may invest include, but are not limited to, municipal lease obligations and securities issued by entities whose underlying assets are municipal bonds. There is no guarantee that income from municipal securities will be exempt from federal or state taxes. Changes in federal or state tax treatment of municipal securities may make municipal securities less attractive as investments or cause them to lose value.

In addition, certain of the Underlying Funds may invest in residual interest bonds, which are created by depositing municipal securities in a trust and dividing the income stream of an underlying municipal bond in two parts, one, a variable-rate security and the other, a residual interest bond. The interest rate for the variable-rate security is determined by an index or an auction process held approximately every seven to 35 days, while the residual interest bond holder receives the balance of the income from the underlying municipal bond less an auction fee. The market prices of residual interest bonds may be highly sensitive to changes in market rates and may decrease significantly when market rates increase.

BlackRock Cash Funds: Institutional may invest in high-quality long-term municipal bonds, municipal notes and short-term commercial paper, with remaining maturities not exceeding 397 calendar days.

NON-U.S. SECURITIES AND EMERGING MARKETS SECURITIES. Certain of the Underlying Funds may invest in certain securities of non-U.S. issuers. Investing in the securities of non-U.S. issuers involves special risks and considerations not typically associated with investing in U.S. issuers. These include differences in accounting, auditing and financial reporting standards, the possibility of expropriation or potentially confiscatory taxation or war, adverse changes in investment or exchange control regulations, political instability which could affect U.S. investments in non-U.S. countries, potential restrictions of the flow of international capital, generally less liquid and less efficient securities markets, generally greater price volatility, less publicly available information about issuers, the imposition of withholding or other taxes, higher transaction and custody costs, delays and risks attendant in settlement procedures, difficulties in enforcing contractual obligations, lesser liquidity and significantly smaller market capitalization of most non-U.S. securities markets, more substantial government interference with the economy and transaction costs of foreign currency conversions. Non-U.S. issuers may be subject to less governmental regulation than U.S. issuers. Moreover, individual non-U.S. economies may differ favorably or unfavorably from the U.S. economy with respect to growth of gross domestic product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payment positions. In addition, changes in foreign exchange rates also will affect the value of securities denominated or quoted in currencies other than the U.S. dollar. Certain foreign markets have specific geographical risks such as a heightened likelihood of earthquakes, tsunamis, or volcanoes. Certain foreign markets also experience acts of terrorism, territorial disputes or other defense concerns. These situations may have a significant impact on the economies of, and investments in, these geographic areas.

Securities issued by certain companies organized outside the United States may not be deemed to be foreign securities (but rather deemed to be U.S. securities) if the company's principal operations are conducted from the U.S., the company's equity securities trade principally on a U.S. stock exchange, or the company does a substantial amount of business in the U.S.

OBLIGATIONS OF FOREIGN GOVERNMENTS, SUPRANATIONAL ENTITIES AND BANKS. Certain of the Underlying Funds may invest in U.S. dollar-denominated short-term obligations issued or guaranteed by one or more foreign governments or any of their political subdivisions, agencies or instrumentalities that are determined by BFA to be of comparable quality to the other obligations in which the Underlying Funds may invest. Certain foreign governments, specifically foreign governments in emerging markets, historically have encountered difficulties in servicing their debt obligations, withheld payments of principal and interest, and declared moratoria on the payment of principal and interest on their sovereign debts. Certain of the Underlying Funds may also invest in debt obligations of supranational entities. Supranational entities include international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the World Bank), the Asian Development Bank and the InterAmerican Development Bank. The percentage of an Underlying Fund's assets invested in obligations of foreign governments and supranational entities will vary depending on the relative yields of such securities, the economic and financial markets of the countries in which the investments are made and the interest rate climate of such countries.

Certain of the Underlying Funds may invest a portion of their total assets in debt obligations of foreign branches of U.S. banks or U.S. branches of foreign banks that are denominated in and pay interest in U.S. dollars.

Certain of the Underlying Funds may purchase publicly-traded common stocks of foreign corporations. To the extent an Underlying Fund invests in securities of foreign issuers, the Underlying Fund's investment in such securities may also be in the form of American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and European Depositary Receipts ("EDRs") (collectively, "Depositary Receipts"). Depositary Receipts are receipts, typically issued by a bank or trust company, that evidence ownership of underlying securities issued by a foreign corporation. For ADRs, the depositary is typically a U.S. financial institution and the underlying securities are issued by a foreign issuer. For other Depositary Receipts, the depositary may be a foreign or a U.S. entity, and the underlying securities may have a foreign or a U.S. issuer. Depositary Receipts will not necessarily be denominated in the same currency as their underlying securities. Generally, ADRs, in registered form, are designed for use in the U.S. securities markets, and EDRs, in bearer form, are designed for use in European securities markets. GDRs are tradable both in the United States and in Europe and are designed for use throughout the world. An Underlying Fund may invest in Depositary Receipts through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by the issuer of the underlying security and a depositary, whereas a depositary may establish an unsponsored facility without participation by the issuer of the deposited security. Holders of unsponsored Depositary Receipts generally bear all the costs of such facilities and the depositary of an unsponsored facility frequently is under no obligation to distribute interestholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts in respect of the deposited securities. The issuers of unsponsored Depositary Receipts are not obligated to disclose material information in the United States and, therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value of the Depositary Receipts.

EMERGING MARKETS. Some foreign markets in which the Underlying Funds invest are considered to be emerging markets. Investment in these emerging markets subjects an Underlying Fund to a greater risk of loss than investments in developed markets. This is due to, among other things, greater market volatility, lower trading volume, political and economic instability, greater risk of market shut down and more governmental limitations on foreign investment policy than those typically found in developed markets.

PARTICIPATION INTERESTS. An Underlying Fund may invest in participation interests in any type of security in which the Underlying Fund may invest. A participation interest gives an Underlying Fund an undivided interest in the underlying securities in the proportion that the Underlying Fund's participation interest bears to the total principal amount of the underlying securities.

RATINGS. An investment-grade rating means the security or issuer is rated investment-grade by Moody's(R) Investors Service, Inc. ("Moody's"),
Standard & Poor's(R), a division of The McGraw-Hill Companies, Inc.
("S&P"), Fitch Ratings ("Fitch"), Dominion Bond Rating Service Limited, or another credit rating agency designated as a NRSRO by the Securities and Exchange Commission ("SEC"), or is unrated but considered to be of equivalent quality by BFA. Bonds rated Baa by Moody's or BBB by S&P or above are considered "investment-grade" securities; bonds rated Baa are considered medium-grade obligations which lack outstanding investment characteristics and have speculative characteristics, while bonds rated BBB are regarded as having adequate capacity to pay principal and interest.

Subsequent to purchase by the applicable Underlying Funds, a rated security may cease to be rated or its rating may be reduced below an investment-grade rating. Bonds rated lower than Baa3 by Moody's or BBB- by S&P are below investment-grade quality and are obligations of issuers that are considered predominantly speculative with respect to the issuer's capacity to pay interest and repay principal according to the terms of the obligation and, therefore, carry greater investment risk, including the possibility of issuer default and bankruptcy and increased market price volatility. Such securities ("lower-rated securities") are commonly referred to as "junk bonds" and are subject to a substantial degree of credit risk. Lower-rated securities are often issued by smaller, less creditworthy companies or by highly leveraged (indebted) firms, which are generally less able than more financially stable firms to make scheduled payments of interest and principal. The risks posed by securities issued under such circumstances are substantial. Bonds rated below investment-grade tend to be less marketable than higher-quality bonds because the market for them is less broad. The market for unrated bonds is even narrower.

REPURCHASE AGREEMENTS. The Underlying Funds may enter into repurchase agreements. A repurchase agreement is an instrument under which the purchaser (I.E., the Underlying Fund) acquires the security and the seller agrees, at the time of the sale, to repurchase the security at a mutually agreed upon time and price, thereby determining the yield during the purchaser's holding period. Repurchase agreements may be construed to be collateralized loans by the purchaser to the seller secured by the securities transferred to the purchaser. If a repurchase agreement is construed to be a collateralized loan, the underlying securities will not be considered to be owned by each Underlying Fund but only to constitute collateral for the seller's obligation to pay the repurchase price, and, in the event of a default by the seller, each Underlying Fund may suffer time delays and incur costs or losses in connection with the disposition of the collateral.

In any repurchase transaction, the collateral for a repurchase agreement may include (i) cash items; (ii) obligations issued by the U.S. government or its agencies or instrumentalities; or (iii) obligations that, at the time the repurchase agreement is entered into, are rated in the highest rating category generally by at least two NRSROs, or, if unrated, determined to be of comparable quality by BFA. Collateral, however, is not limited to the foregoing and may include for example obligations rated below the highest category by NRSROs. Collateral for a repurchase agreement may also include securities that an Underlying Fund could not hold directly without the repurchase obligation. Irrespective of the type of collateral underlying the repurchase agreement, in the case of a repurchase agreement entered into by a non-money market fund, the repurchase obligation of a seller must be of comparable credit quality to securities which are rated in one of the two highest rating categories by any NRSRO.

Repurchase agreements pose certain risks for an Underlying Fund that utilizes them. Such risks are not unique to the Underlying Fund but are inherent in repurchase agreements. The Underlying Funds seek to minimize such risks but because of the inherent legal uncertainties involved in repurchase agreements, such risks cannot be eliminated. Lower quality collateral and collateral with longer maturities may be subject to greater price fluctuations than higher quality collateral and collateral with shorter maturities. If the repurchase agreement counterparty were to default, lower quality collateral may be more difficult to liquidate than higher quality collateral. Should the counterparty default and the amount of collateral not be sufficient to cover the counterparty's repurchase obligation, the Underlying Fund would retain the status of an unsecured creditor of the counterparty (I.E., the position the Underlying Fund would normally be in if it were to hold, pursuant to its investment policies, other unsecured debt securities of the defaulting counterparty) with respect to the amount of the shortfall. As an unsecured creditor, an Underlying Fund would be at risk of losing some or all of the principal and income involved in the transaction.

RESTRICTED SECURITIES. Restricted securities are subject to legal restrictions on their sale. Difficulty in selling restricted securities may result in a loss or be costly to an Underlying Fund. Restricted securities generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the Securities Act of 1933, as amended (the "Securities Act"), or in a registered public offering. Where registration is required, the restricted security's holder may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time the holder decides to seek registration and the time the holder may be permitted to sell the security under an effective registration statement. If, during that period, adverse market conditions were to develop, the holder might obtain a less favorable price than prevailed when it decided to seek registration of the security.

REVERSE REPURCHASE AGREEMENTS. Certain of the Underlying Funds may enter into reverse repurchase agreements, which involve the sale of securities with an agreement to repurchase the securities at an agreed-upon price, date and interest payment and have the characteristics of borrowing. Generally the effect of such transactions is that an Underlying Fund can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while in many cases the Underlying Fund is able to keep some of the interest income associated with those securities. Such transactions are only advantageous if an Underlying Fund has an opportunity to earn a greater rate of interest on the cash derived from these transactions than the interest cost of obtaining the same amount of cash. Opportunities to realize earnings from the use of the proceeds equal to or greater than the interest required to be paid may not always be available and an Underlying Fund intends to use the reverse repurchase technique only when BFA believes it will be advantageous to the Underlying Fund. The use of reverse repurchase agreements may exaggerate any interim increase or decrease in the value of an Underlying Fund's assets. The Underlying Fund's exposure to reverse repurchase agreements will be covered by assets having a value equal to or greater than such commitments. Each Underlying Fund maintains liquid assets having a value equal to or greater than reverse repurchase agreement commitments. Under the 1940 Act, reverse repurchase agreements are considered borrowings.

SHORT-TERM INSTRUMENTS. Each Underlying Fund may invest in short-term instruments in the same manner as the Master Portfolios, as described above.

STOCK INDEX FUTURES AND OPTIONS ON STOCK INDEX FUTURES. Certain of the Underlying Funds may invest in stock index futures and options on stock index futures as a substitute for a comparable market position in the underlying securities. An index futures contract is a standardized agreement between two parties that commits one party to buy and the other party to sell a stipulated quantity of a market index at a set price on or before a given date in the future. The seller never actually delivers "shares" of the index or shares of all the stocks in the index. Instead, the buyer and the seller settle the difference between the contract price and the market price in cash on the agreed-upon date - the buyer paying the difference if the actual price is lower than the contract price and the seller paying the difference if the actual price is higher. An Underlying Fund intends to purchase and sell futures contracts on the stock index for which it can obtain the best price with consideration also given to liquidity.

An option on a stock index is similar to an option on a stock except that expiration cycles vary either monthly or quarterly and the delivery requirements are different. Instead of giving the right to take or make delivery of stock at a specified price, an option on a stock index gives the holder the right to receive a cash "exercise settlement amount" equal to (i) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (ii) a fixed "index multiplier." Receipt of this cash amount depends upon the closing level of the stock index upon which the option is based being greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option. The amount of cash received is equal to such difference between the closing price of the index and the exercise price of the option expressed in dollars multiplied by a specified multiplier. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. The writer may offset a position in stock index options prior to expiration by entering into a closing transaction on an exchange or the writer may let the option expire unexercised. The Underlying Funds maintain liquid assets in connection with these types of futures contracts.

UNRATED INVESTMENTS. BlackRock Cash Funds: Institutional may purchase instruments that are not rated if, in the opinion of BFA, such obligations are of an investment quality that is comparable to other rated investments that are permitted for purchase by BlackRock Cash Funds: Institutional, if they are purchased in accordance with BlackRock Cash Funds: Institutional's procedures adopted by the Trust's Board of Trustees in accordance with Rule 2a-7 under the 1940 Act. Such procedures require approval or ratification by the Board of Trustees of the purchase of unrated securities. After purchase by BlackRock Cash
Funds: Institutional, a security may cease to be rated or its rating may be reduced below the minimum required for purchase by BlackRock Cash Funds:
Institutional. Neither event will require an immediate sale of such security by BlackRock Cash Funds: Institutional provided that, when a security ceases to be rated, BFA determines that such security presents minimal credit risks and, provided further that, when a security rating is downgraded below the eligible quality for investment or no longer presents minimal credit risks, BFA finds that the sale of such security would not be in BlackRock Cash Funds:
Institutional's shareholders' best interest.

To the extent the ratings given by a NRSRO may change as a result of changes in such organization or its rating systems, BlackRock Cash Funds: Institutional will attempt to use comparable ratings as standards for investments in accordance with the investment policies contained in its registration statement.

U.S. GOVERNMENT OBLIGATIONS. Certain of the Underlying Funds may invest a portion of their assets in U.S. government obligations and may make such investments in the same manner as the Master Portfolios, as described above.

WARRANTS. A warrant is an instrument issued by a corporation that gives the holder the right to subscribe to a specified amount of the corporation's capital stock at a set price for a specified period of time. The prices of warrants do not necessarily correlate with the prices of the underlying securities.

Selective Disclosure of Portfolio Holdings

The Boards of Trustees of the Trust and MIP have each approved Portfolio Information Distribution Guidelines (the "Guidelines") regarding the disclosure of each LifePath Portfolio's and Master Portfolio's portfolio securities, as applicable, and other portfolio information. The purpose of the Guidelines is to ensure that (i) shareholders and prospective shareholders of the LifePath Portfolios have equal access to portfolio holdings and characteristics and (ii) third parties (such as consultants, intermediaries and third-party data providers) have access to such information no more frequently than shareholders and prospective shareholders.

Pursuant to the Guidelines, the Trust, MIP and BFA may, under certain circumstances as set forth below, make selective disclosure with respect to the LifePath Portfolios' and Master Portfolios' portfolio holdings. The Boards of Trustees of the Trust and MIP have approved the adoption by the Trust and MIP of the Guidelines, and employees of BFA are responsible for adherence to the Guidelines. The Trust's and MIP's Boards of Trustees provide ongoing oversight of the Trust's, MIP's and BFA's compliance with the Guidelines. Examples of the types of information that may be disclosed pursuant to the Guidelines are provided below. This information may be both material non-public information ("Confidential Information") and proprietary information of BFA.

Except as otherwise provided in the Guidelines, Confidential Information relating to the LifePath Portfolios and Master Portfolios may not be distributed to persons not employed by BFA unless: (i) the Trust or MIP has a legitimate business purpose for doing so; and (ii) such information has been publicly disclosed via a filing with SEC, through a press release or placement on a publicly-available internet website or otherwise is available to investors or others (e.g., available upon request). Confidential Information may also be disclosed to the Trust's and MIP's Trustees and their counsel, outside counsel for the Trust and MIP and the LifePath Portfolios' and Master Portfolios' auditors, and may be disclosed to the LifePath Portfolios' and Master Portfolios' service providers and other appropriate parties with the approval of the Trust's and MIP's Chief Compliance Officer, BFA's General Counsel or BFA's Chief Compliance Officer, and, in the case of disclosure to third parties, subject to a confidentiality or non-disclosure agreement. Information may also be disclosed as required by applicable laws and regulation.

Examples of instances in which selective disclosure of a LifePath Portfolio's or Master Portfolio's Confidential Information may be appropriate include: (i) disclosure for due diligence purposes to an investment adviser that is in merger or acquisition talks with BFA; (ii) disclosure to a newly-hired investment adviser or sub-adviser prior to its commencing its duties; (iii) disclosure to third-party service providers of legal, auditing, custody, proxy voting and other services to the LifePath Portfolio or Master Portfolio; or (iv) disclosure to a rating or ranking organization.

Asset and Return Information. Data on NAVs, asset levels (by total fund and
-----------------------------
share class), accruals, yields, capital gains, dividends and fund returns (net of fees by share class) are generally available to shareholders, prospective shareholders, consultants and third-party data providers upon request, as soon as such data is available. Data on number of shareholders (total and by share class) and benchmark returns (including performance measures such as standard deviation, information ratio, Sharpe ratio, alpha, and beta) are available to shareholders, prospective shareholders, consultants and third-party data providers as soon as such data is released after month-end.

Portfolio Characteristics. Examples of portfolio characteristics include sector
--------------------------
allocation, credit quality breakdown, maturity distribution, duration and convexity measures, average credit quality, average maturity, average coupon, top 10 holdings with percent of the fund held, average market capitalization, capitalization range, ROE, P/E, P/B, P/CF, P/S and EPS.

1. Month-end portfolio characteristics are available to shareholders, prospective shareholders, intermediaries and consultants on the fifth calendar day after month-end./(1)/

2. Fund Fact Sheets, which contain certain portfolio characteristics, are available, in both hard copy and electronically, to shareholders, prospective shareholders, intermediaries and consultants on a monthly or quarterly basis upon posting to the LifePath Portfolios' website. For money market funds, this will typically be on or about the tenth calendar day after the end of each month.

3. Money Market Performance Reports, which contain money market fund performance for the recent month, rolling 12-month average yields and benchmark performance, are available on a monthly basis to shareholders, prospective shareholders, intermediaries and consultants by the tenth calendar day of the month. This information may also be obtained electronically upon request.

-------
/(1)/ The precise number of days specified above may vary slightly from period to period depending on whether the fifth or the 20th calendar day falls on a weekend or holiday.

Portfolio Holdings. In addition to position description, portfolio holdings may
------------------
also include fund name, CUSIP, ticker symbol, total shares and market value for equity funds and fund name, CUSIP, ticker symbol, coupon, maturity, current face value and market value for fixed income funds. Other information that may be provided includes quantity, SEDOL, market price, yield, weighted average life, duration and convexity of each security in the LifePath Portfolio as of a specific date.

1. Generally, month-end portfolio holdings are available to fund shareholders, prospective shareholders, intermediaries and consultants on the 20th calendar day after month-end.

2. Quarter-end portfolio holdings may be made available to third-party data providers, if there is a legitimate marketing and/or investment reason to do so (e.g., Lipper, Morningstar, Bloomberg, Thomson and S&P) on the 20th calendar day after quarter-end./(1)/

3. For money market funds, weekly portfolio holdings are available to fund shareholders, prospective shareholders, intermediaries and consultants on the next business day after the end of the weekly period.

4. For money market funds, weekly portfolio holdings and characteristics are available to third-party data providers (e.g., Lipper, Morningstar, Bloomberg, S&P, Fitch, Moody's, Crane Data and iMoneyNet, Inc.) on the next business day after the end of the weekly period.

Other Information. The Guidelines shall also apply to other Confidential
-----------------
Information of a LifePath Portfolio or Master Portfolio such as attribution analysis or security-specific information (e.g., information about LifePath Portfolio or Master Portfolio holdings where an issuer has been downgraded, been acquired or declared bankruptcy). Senior officers of BFA may authorize disclosure of the LifePath Portfolios' or Master Portfolios' portfolio securities and other portfolio information for legitimate business purposes.

Implementation. All employees of the Trust, MIP and BFA must adhere to the
--------------
Guidelines when responding to inquiries from shareholders, prospective shareholders, consultants, and third-party databases. In certain circumstances, portfolio information may be released to certain third parties who have signed confidentiality agreements. The Trust's and MIP's Chief Compliance Officer ("CCO") is responsible for oversight of compliance with the Guidelines and will recommend to the Boards of Trustees any changes to the Guidelines that he or she deems necessary or appropriate to ensure the Trust's, MIP's and BFA's compliance.

Ongoing Arrangements. BFA has entered into ongoing agreements to provide
--------------------
selective disclosure of portfolio holdings of LifePath Portfolios and Master Portfolios to the following persons or entities:

1. Trust's and MIP's Boards of Trustees and, if necessary, Independent Trustees' counsel and Trust and MIP counsel

2. LifePath Portfolios' and Master Portfolios' Transfer Agent

3. LifePath Portfolios' and Master Portfolios' Custodian

4. LifePath Portfolios' and Master Portfolios' Administrator, if applicable

5. LifePath Portfolios' and Master Portfolios' independent registered public accounting firm

6. LifePath Portfolios' and Master Portfolios' accounting services provider

7. Independent rating agencies - Morningstar, Inc., Lipper Inc., S&P, Moody's, Fitch

8. Information aggregators - Wall Street on Demand, Thomson Financial and Bloomberg, eVestments Alliance, Informa/PSN, Investment Solutions, Crane Data, and Imoney.Net

9. Sponsors of 401(k) plans that include BlackRock-advised funds - (E.I., Dupont de Nemours and Company, Inc.)

/(1)/ The precise number of days specified above may vary slightly from period to period depending on whether the fifth or the 20th calendar day falls on a weekend or holiday.

10. Consultants for pension plans that invest in BlackRock-advised funds - Rocaton Investment Advisors, LLC; Mercer Investment Consulting; Watson Wyatt Investment Consulting; Towers Perrin HR Services; Pinnacle West, Callan Associates, Brockhouse & Cooper, Cambridge Associates, Mercer,
Morningstar/Investorforce, Russell Investments (Mellon Analytical Solutions) and Wilshire Associates

11. Pricing Vendors - Reuters Pricing Service, Bloomberg, FT Interactive Data (FT IDC), ITG, Telekurs Financial, FactSet, Pricing Direct (formerly Bear Stearns Pricing Service), Standard and Poor's Security Evaluations Service, Lehman Index Pricing, Bank of America High Yield Index, Loan Pricing Corporation
(LPC), LoanX, Super Derivatives, IBOXX Index, Barclays Euro Gov't Inflation-Linked Bond Index, JPMorgan Emerging & Developed Market Index, Reuters/WM Company, Nomura BPI Index, Japan Securities Dealers Association

12. Portfolio Compliance Consultants -  Oracle/i-Flex Solutions, Inc.

13. Third-party feeder funds - Hewitt Money Market Fund, Hewitt Series Fund, Hewitt Financial Services LLC, PayPal Money Market Fund, PayPal Funds, PayPal Asset Management, Inc., Homestead, Inc., Transamerica and State Farm Mutual Fund, and their respective boards, sponsors, administrators and other service providers

14. Affiliated feeder funds - BlackRock Cayman Prime Money Market Fund, Ltd. and BlackRock Cayman Treasury Money Market Fund Ltd., and their respective boards, sponsors, administrators and other service providers

15. Other - Chicago Mercantile Exchange, Inc., Be Creative, Inc. and Investment Company Institute

With respect to each such arrangement, the Trust or MIP has a legitimate business purpose for the release of information. The release of the information is subject to confidential treatment to prohibit the entity from sharing with an unauthorized source or trading upon the information provided. The LifePath Portfolios, Master Portfolios, BFA and their affiliates do not receive any compensation or other consideration in connection with such arrangements.

The Trust, MIP and BFA monitor, to the extent possible, the use of Confidential Information by the individuals or firms to which it has been disclosed. To do so, in addition to the requirements of any applicable confidentiality agreement and/or the terms and conditions of the Trust's, MIP's and BFA's Code of Ethics and Code of Business Conduct and Ethics - all of which require persons or entities in possession of Confidential Information to keep such information confidential and not to trade on such information for their own benefit - BFA's compliance personnel under the supervision of the Trust's and MIP's CCO, monitor BFA's securities trading desks to determine whether individuals or firms who have received Confidential Information have made any trades on the basis of that information. In addition, BFA maintains an internal restricted list to prevent trading by the personnel of BFA or its affiliates in securities - including securities held by the LifePath Portfolios or Master Portfolios - about which BFA has Confidential Information. There can be no assurance, however, that the Trust's and MIP's policies and procedures with respect to the selective disclosure of portfolio holdings of LifePath Portfolios or Master Portfolios will prevent the misuse of such information by individuals or firms that receive such information.

Management

The Board of Trustees of the Trust, consists of thirteen individuals (each, a "Trustee"), eleven of whom are not "interested persons" of the Trust as defined in the 1940 Act (the "Independent Trustees"). The same individuals serve on the Board of Trustees of MIP. The registered investment companies advised by BFA or its affiliates (the "BlackRock-advised Funds") are organized into one complex of closed-end funds, two complexes of open-end funds (the Equity-Liquidity Complex and the Equity-Bond Complex) and one complex of ETFs (each, a "BlackRock Fund Complex"). The Trust and MIP are included in the BlackRock Fund Complex referred to as the Equity-Liquidity Complex. The Trustees also oversee as board members the operations of the other open-end registered investment companies included in the Equity-Liquidity Complex.

The Board of Trustees has overall responsibility for the oversight of the Trust and the LifePath Portfolios. The Co-Chairs of the Board are Independent Trustees, and the Chair of each Board committee (each, a "Committee") is an Independent Trustee. The Board has five standing Committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight and Contract Committee and an Executive Committee. The Board also has one AD HOC committee, the Joint Product Pricing Committee. The role of the Co-Chairs of the Board is to preside at all meetings of the Board and to act as a liaison with service providers, officers, attorneys, and other Trustees generally between meetings. The Chair of each Committee performs a similar role with respect to the Committee. The Co-Chairs of the Board or the Chair of a Committee may also perform such other functions as may be delegated by the Board or the Committee from time to time. The Independent Trustees meet regularly outside the presence of Trust management, in executive session or with other service providers to the Trust and the LifePath Portfolios. The Board has regular meetings five times a year, and may hold special meetings if required before its next regular meeting. Each Committee meets regularly to conduct the oversight functions delegated to that Committee by the Board and reports its findings to the Board. The Board and each standing

Committee conduct annual assessments of their oversight function and structure. The Board has determined that the Board's leadership structure is appropriate because it allows the Board to exercise independent judgment over management and to allocate areas of responsibility among Committees and the full Board to enhance effective oversight.

The Board has engaged BFA to manage the LifePath Portfolios on a day-to-day basis. The Board is responsible for overseeing BFA, other service providers, the operations of the LifePath Portfolios and associated risk in accordance with the provisions of the 1940 Act, state law, other applicable laws, the Trust's charter, and the LifePath Portfolios' investment objectives and strategies. The Board reviews, on an ongoing basis, the LifePath Portfolios' performance, operations, and investment strategies and techniques. The Board also conducts reviews of BFA and its role in running the operations of the LifePath Portfolios.

Day-to-day risk management with respect to the LifePath Portfolios is the responsibility of BFA or of sub-advisers or other service providers (depending on the nature of the risk), subject to the supervision of BFA. The LifePath Portfolios are subject to a number of risks, including investment, compliance, operational and valuation risks, among others. While there are a number of risk management functions performed by BFA and the sub-advisers or other service providers, as applicable, it is not possible to eliminate all of the risks applicable to the LifePath Portfolios. Risk oversight forms part of the Board's general oversight of the LifePath Portfolios and is addressed as part of various Board and Committee activities. The Board, directly or through a Committee, also reviews reports from, among others, management, the independent registered public accounting firm for the LifePath Portfolios, sub-advisers, and internal auditors for the investment adviser or its affiliates, as appropriate, regarding risks faced by the LifePath Portfolios and management's or the service provider's risk functions. The Committee system facilitates the timely and efficient consideration of matters by the Trustees, and facilitates effective oversight of compliance with legal and regulatory requirements and of the LifePath Portfolios' activities and associated risks. The Board has appointed a Chief Compliance Officer, who oversees the implementation and testing of the LifePath Portfolios' compliance program and reports to the Board regarding compliance matters for the LifePath Portfolios and their service providers. The Independent Trustees have engaged independent legal counsel to assist them in performing their oversight responsibilities.

The members of the Audit Committee are Kenneth L. Urish (Chair), Herbert I. London and Frederick W. Winter, all of whom are Independent Trustees. The principal responsibilities of the Audit Committee are to approve the selection, retention, termination and compensation of the Trust's independent registered public accounting firm (the "independent auditors") and to oversee the independent auditors' work. The Audit Committee's responsibilities include, without limitation, to (1) evaluate the qualifications and independence of the independent auditors; (2) approve all audit engagement terms and fees for each LifePath Portfolio; (3) review the conduct and results of each independent audit of each LifePath Portfolio's financial statements; (4) review any issues raised by the independent auditors or Trust management regarding the accounting or financial reporting policies and practices of each LifePath Portfolio and the internal controls of each LifePath Portfolio and certain service providers; (5) oversee the performance of each LifePath Portfolio's internal audit function provided by its investment adviser, administrator, pricing agent or other service provider; (6) discuss with Trust management its policies regarding risk assessment and risk management and (7) resolve any disagreements between Trust management and the independent auditors regarding financial reporting. The Board has adopted a written charter for the Audit Committee. During the period December 1, 2009 through December 31, 2009, the Audit Committee met one time.

The members of the Governance and Nominating Committee (the "Governance Committee") are Dr. Matina Horner (Chair), Cynthia A. Montgomery and Robert C. Robb, Jr., all of whom are Independent Trustees. The principal responsibilities of the Governance Committee are to (1) identify individuals qualified to serve as Independent Trustees of the Trust and recommend Independent Trustee nominees for election by shareholders or appointment by the Board; (2) advise the Board with respect to Board composition, procedures and committees (other than the Audit Committee); (3) oversee periodic self-assessments of the Board and committees of the Board (other than the Audit Committee); (4) review and make recommendations regarding Independent Trustee compensation; and (5) monitor corporate governance matters and develop appropriate recommendations to the Board. The Governance Committee may consider nominations for the office of Trustee made by LifePath Portfolio shareholders as it deems appropriate. LifePath Portfolio shareholders who wish to recommend a nominee should send nominations to the Secretary of the Trust that include biographical information and set forth the qualifications of the proposed nominee. The Board has adopted a written charter for the Governance Committee. During the period December 1, 2009 through December 31, 2009, the Governance Committee met one time.

The members of the Compliance Committee are Joseph P. Platt, Jr. (Chair), Cynthia A. Montgomery and Robert C. Robb, Jr., all of whom are Independent Trustees. The Compliance Committee's purpose is to assist the Board in fulfilling its responsibility to oversee regulatory and fiduciary compliance matters involving the Trust, the LifePath Portfolio-related activities of BFA and the Trust's third-party service providers. The Compliance Committee's responsibilities include, without limitation, to (1) oversee the compliance policies and procedures of the Trust and its service providers and recommend changes or additions to such policies and procedures; (2) review information on and, where appropriate recommend policies concerning, the Trust's compliance with applicable law; and (3) review reports from, oversee the annual performance review of, and make certain recommendations regarding the Trust's Chief Compliance Officer. The Board has adopted a written charter for the Compliance Committee. During the period December 1, 2009 through December 31, 2009, the Compliance Committee met two times.

The members of the Performance Oversight and Contract Committee (the "Performance Oversight Committee") are David O. Beim (Chair), Toby Rosenblatt (Vice-Chair), Ronald W. Forbes and Rodney D. Johnson, all of whom are Independent Trustees. The Performance Oversight Committee's purpose is to assist the Board in fulfilling its responsibility to oversee each LifePath Portfolio's investment performance relative to its agreed-upon performance objectives and to assist the Independent Trustees in their consideration of investment advisory agreements. The Performance Oversight Committee's responsibilities include, without limitation, to (1) review each LifePath Portfolio's investment objectives, policies and practices and each LifePath Portfolio's investment performance; (2) review personnel and resources devoted to management of each LifePath Portfolio and evaluate the nature and quality of information furnished to the Performance Oversight Committee; (3) recommend any required action regarding change in fundamental and non-fundamental investment policies and restrictions, fund mergers or liquidations; (4) request and review information on the nature, extent and quality of services provided to the shareholders; and
(5) make recommendations to the Board concerning the approval or renewal of investment advisory agreements. The Board has adopted a written charter for the Performance Oversight Committee. During the period December 1, 2009 through December 31, 2009, the Performance Oversight Committee met one time.

The Boards of the Equity-Liquidity Complex, the Equity-Bond Complex and the closed-end BlackRock Fund Complex, established the AD HOC Joint Product Pricing Committee (the "Product Pricing Committee") comprised of eight members drawn from the independent board members serving on the boards of these BlackRock Fund Complexes. Ronald W. Forbes and Rodney D. Johnson are members of the Product Pricing Committee representing the Equity-Liquidity Complex. One independent board member representing the closed-end BlackRock Fund Complex and five independent board members representing the Equity-Bond Complex serve on the Product Pricing Committee. The Product Pricing Committee is chaired by an independent board member from the Equity-Bond Complex. The purpose of the Product Pricing Committee is to review the components and pricing structure of the non-money market funds in the BlackRock Fund Complexes. During the period December 1, 2009 through December 31, 2009, the Product Pricing Committee did not meet.

The members of the Executive Committee are Ronald W. Forbes and Rodney D. Johnson, both of whom are Independent Trustees, and Richard S. Davis, who serves as an interested Trustee. The principal responsibilities of the Executive Committee are to (1) act on routine matters between meetings of the Board; (2) act on such matters as may require urgent action between meetings of the Board; and (3) exercise such other authority as may from time to time be delegated to the Executive Committee by the Board. The Board has adopted a written charter for the Executive Committee. During the period December 1, 2009 through December 31, 2009, the Executive Committee met one time.

The Governance Committee has adopted a statement of policy that describes the experience, qualifications, skills and attributes that are necessary and desirable for potential Independent Trustee candidates (the "Statement of Policy"). The Board believes that each Independent Trustee satisfied, at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. Furthermore, in determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, skills, attributes and qualifications, which allow the Board to operate effectively in governing the Trust and protecting the interests of shareholders. Among the attributes common to all Trustees are their ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with the Trust's investment adviser, sub-advisers, other service providers, counsel and independent auditors, and to exercise effective business judgment in the performance of their duties as Trustees. Each Trustee's ability to perform his or her duties effectively is evidenced by his or her educational background or professional training; business, consulting, public service or academic positions; experience from service as a board member of the Trust and the other funds in the BlackRock Fund Complex (and any predecessor funds), other investment funds, public companies, or non-profit entities or other organizations; ongoing commitment and participation in Board and committee meetings, as well as their leadership of standing and AD HOC committees throughout the years; or other relevant life experiences. Information about the specific experience, skills, attributes and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a Trustee of the Trust, is provided below.

Certain biographical and other information relating to the Trustees of the Trust is set forth below, including their ages, their principal occupations for at least the last five years, the length of time served, the total number of registered investment companies and portfolios overseen in the BlackRock-advised Funds and any public directorships.

                                                                                                  NUMBER OF
                                                                                                 BLACKROCK-
                                                                                                   ADVISED
                                                                                                 REGISTERED
                                                                                                 INVESTMENT
                                                                                                  COMPANIES
                                                                                                  ("RICS")
                                                                                                CONSISTING OF
                                                                                                 INVESTMENT
                                POSITION(S)      LENGTH OF                                       PORTFOLIOS
      NAME, ADDRESS              HELD WITH          TIME           PRINCIPAL OCCUPATION(S)     ("PORTFOLIOS")      PUBLIC
         AND AGE                 THE TRUST       SERVED/(2)/       DURING PAST FIVE YEARS         OVERSEEN      DIRECTORSHIPS
----------------------------   ------------- ----------------- ------------------------------ ---------------- ---------------
INDEPENDENT TRUSTEES/(1)/
David O. Beim/(3)/             Trustee       2009 to present   Professor of Finance and       36 RICs          None
55 East 52nd Street                                            Economics at the Columbia      consisting of
New York, NY 10055                                             University Graduate School     97 Portfolios
(70)                                                           of Business since 1991;
                                                               Trustee, Phillips Exeter
                                                               Academy since 2002;
                                                               Chairman, Wave Hill, Inc.
                                                               (public garden and cultural
                                                               center) from 1990 to 2006.

Ronald W. Forbes/(4)/          Trustee       2009 to present   Professor Emeritus of          36 RICs          None
55 East 52nd Street                                            Finance, School of Business,   consisting of
New York, NY 10055                                             State University of New York   97 Portfolios
(69)                                                           at Albany since 2000.

Dr. Matina S. Horner/(5)/      Trustee       2009 to present   Executive Vice President of    36 RICs          NSTAR
55 East 52nd Street                                            Teachers Insurance and         consisting of    (electric and
New York, NY 10055                                             Annuity Association and        97 Portfolios    gas utility)
(70)                                                           College Retirement Equities
                                                               Fund from 1989 to 2003.

Rodney D. Johnson/(4)/         Trustee       2009 to present   President, Fairmont Capital    36 RICs          None
55 East 52nd Street                                            Advisors, Inc. since 1987;     consisting of
New York, NY 10055                                             Director, Fox Chase Cancer     97 Portfolios
(68)                                                           Center since 2004; Member
                                                               of Archdiocesan
                                                               Investment Committee
                                                               of the Archdiocese of
                                                               Philadelphia since
                                                               2004; Director, The
                                                               Committee of Seventy
                                                               (civic) since 2006.

                                                                                                  NUMBER OF
                                                                                                 BLACKROCK-
                                                                                                   ADVISED
                                                                                                 REGISTERED
                                                                                                 INVESTMENT
                                                                                                  COMPANIES
                                                                                                  ("RICS")
                                                                                                CONSISTING OF
                                                                                                 INVESTMENT
                                POSITION(S)      LENGTH OF                                       PORTFOLIOS
      NAME, ADDRESS              HELD WITH          TIME           PRINCIPAL OCCUPATION(S)     ("PORTFOLIOS")      PUBLIC
         AND AGE                 THE TRUST       SERVED/(2)/       DURING PAST FIVE YEARS         OVERSEEN      DIRECTORSHIPS
----------------------------   ------------- ----------------- ------------------------------ ---------------- ---------------
Herbert I. London              Trustee       2009 to present   Professor Emeritus, New        36 RICs          AIMS
55 East 52nd Street                                            York University since 2005;    consisting of    Worldwide,
New York, NY 10055                                             John M. Olin Professor of      97 Portfolios    Inc.
(71)                                                           Humanities, New York                            (marketing)
                                                               University from 1993
                                                               to 2005 and Professor
                                                               thereof from 1980 to
                                                               2005; President,
                                                               Hudson Institute
                                                               (policy research
                                                               organization) since
                                                               1997 and Trustee
                                                               thereof since 1980;
                                                               Chairman of the Board
                                                               of Trustees for
                                                               Grantham University
                                                               since 2006; Director,
                                                               InnoCentive, Inc.
                                                               (strategic solutions
                                                               company) since 2005;
                                                               Director of Cerego,
                                                               LLC (software
                                                               development and
                                                               design) since 2005.

Cynthia A.                     Trustee       2009 to present   Professor, Harvard Business    36 RICs          Newell
Montgomery                                                     School since 1989; Director,   consisting of    Rubbermaid,
55 East 52nd Street                                            Harvard Business School        97 Portfolios    Inc.
New York, NY 10055                                             Publishing since 2005;                          (manufacturing)
(57)                                                           Director, McLean Hospital
                                                               since 2005.

Joseph P. Platt, Jr./(6)/      Trustee       2009 to present   Director, The West Penn        36 RICs          Greenlight
55 East 52nd Street                                            Allegheny Health System (a     consisting of    Capital Re,
New York, NY 10055                                             not-for-profit health system)  97 Portfolios    Ltd
(62)                                                           since 2008; Director, Jones                     (reinsurance
                                                               and Brown (Canadian                             company);
                                                               insurance broker) since                         WQED Multi-
                                                               1998; General Partner, Thorn                    Media (public
                                                               Partner, LP (private                            broadcasting
                                                               investment) since 1998;                         not-for-
                                                               Partner Amarna Corporation,                     profit)
                                                               LLC (private investment
                                                               company) from 2002 to
                                                               2008.

Robert C. Robb, Jr.            Trustee       2009 to present   Partner, Lewis, Eckert, Robb   36 RICs          None
55 East 52nd Street                                            and Company (management        consisting of
New York, NY 10055                                             and financial consulting       97 Portfolios
(64)                                                           firm) since 1981.

                                                                                                  NUMBER OF
                                                                                                 BLACKROCK-
                                                                                                   ADVISED
                                                                                                 REGISTERED
                                                                                                 INVESTMENT
                                                                                                  COMPANIES
                                                                                                  ("RICS")
                                                                                                CONSISTING OF
                                                                                                 INVESTMENT
                                POSITION(S)      LENGTH OF                                       PORTFOLIOS
      NAME, ADDRESS              HELD WITH          TIME           PRINCIPAL OCCUPATION(S)     ("PORTFOLIOS")      PUBLIC
         AND AGE                 THE TRUST       SERVED/(2)/       DURING PAST FIVE YEARS         OVERSEEN      DIRECTORSHIPS
----------------------------   ------------- ----------------- ------------------------------ ---------------- ---------------
Toby Rosenblatt/(7)/           Trustee       2009 to present   President, Founders            36 RICs          A.P. Pharma
55 East 52nd Street                                            Investments Ltd. (private      consisting of    Inc. (specialty
New York, NY 10055                                             investments) since 1999;       97 Portfolios    pharmaceuticals)
(71)                                                           Director, College Access
                                                               Foundation of California
                                                               (philanthropic foundation)
                                                               since 2009; Director,
                                                               Forward Management, LLC
                                                               since 2007; Director, The
                                                               James Irvine Foundation
                                                               (philanthropic foundation)
                                                               from 1998 to 2008.

Kenneth L. Urish/(8)/          Trustee       2009 to present   Managing Partner, Urish        36 RICs          None
55 East 52nd Street                                            Popeck & Co., LLC (certified   consisting of
New York, NY 10055                                             public accountants and         97 Portfolios
(59)                                                           consultants) since 1976;
                                                               Member of External
                                                               Advisory Board, the
                                                               Pennsylvania State
                                                               University Accounting
                                                               Department since 2001;
                                                               Trustee, The Holy Family
                                                               Foundation since 2001;
                                                               Committee Member,
                                                               Professional Ethics
                                                               Committee of the
                                                               Pennsylvania Institute of
                                                               Certified Public
                                                               Accountants from 2007 to
                                                               2010; President and
                                                               Trustee, Pittsburgh
                                                               Catholic Publishing
                                                               Associates from 2003 to
                                                               2008; Director, Inter-Tel
                                                               from 2006 to 2007.

Frederick W. Winter            Trustee       2009 to present   Professor and Dean Emeritus    36 RICs          None
55 East 52nd Street                                            of the Joseph M. Katz School   consisting of
New York, NY 10055                                             of Business, University of     97 Portfolios
(65)                                                           Pittsburgh since 2005 and
                                                               dean thereof from 1997 to
                                                               2005; Director, Alkon
                                                               Corporation (pneumatics)
                                                               since 1992; Director
                                                               Tippman Sports
                                                               (recreation) since 2005;
                                                               Director, Indotronix
                                                               International (IT
                                                               services) from 2004 to
                                                               2008.

                                                                                                  NUMBER OF
                                                                                                 BLACKROCK-
                                                                                                   ADVISED
                                                                                                 REGISTERED
                                                                                                 INVESTMENT
                                                                                                  COMPANIES
                                                                                                  ("RICS")
                                                                                                CONSISTING OF
                                                                                                 INVESTMENT
                                POSITION(S)      LENGTH OF                                       PORTFOLIOS
      NAME, ADDRESS              HELD WITH          TIME           PRINCIPAL OCCUPATION(S)     ("PORTFOLIOS")      PUBLIC
         AND AGE                 THE TRUST       SERVED/(2)/       DURING PAST FIVE YEARS         OVERSEEN      DIRECTORSHIPS
----------------------------   ------------- ----------------- ------------------------------ ---------------- ---------------
INTERESTED TRUSTEES/(1),(9)/
Richard S. Davis               Trustee       2009 to present   Managing Director,             169 RICs         None
55 East 52nd Street                                            BlackRock, Inc. since 2005;    consisting of
New York, NY 10055                                             Chief Executive Officer, State 291 Portfolios
(64)                                                           Street Research &
                                                               Management Company from
                                                               2000 to 2005; Chairman of
                                                               the Board of Trustees,
                                                               State Street Research
                                                               Mutual Funds from 2000 to
                                                               2005; Chairman, SSR Realty
                                                               from 2000 to 2004.

Henry Gabbay                   Trustee       2009 to present   Consultant, BlackRock, Inc.    169 RICs         None
55 East 52nd Street                                            from 2007 to 2008;             consisting of
New York, NY 10055                                             Managing Director,             291 Portfolios
(62)                                                           BlackRock, Inc. from 1989 to
                                                               2007; Chief Administrative
                                                               Officer, BlackRock
                                                               Advisors, LLC from 1998 to
                                                               2007; President of
                                                               BlackRock Funds and
                                                               BlackRock Bond Allocation
                                                               Target Shares from 2005 to
                                                               2007 and Treasurer of
                                                               certain closed- end funds
                                                               in the BlackRock fund
                                                               complex from 1989 to 2006.

-------
/(1)/ Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. The Board of Trustees has approved one-year extensions in the terms of Trustees who turn 72 prior to December 31, 2013.
/(2)/ In connection with the acquisition of Barclays Global Investors by BlackRock, Inc. in December 2009, the Trustees were elected to the Trust's Board. As a result, although the chart shows the Trustees as joining the Trust's Board in 2009, each Trustee first became a member of the boards of other funds advised by BlackRock Advisors, LLC or its affiliates as follows: David O. Beim, 1998; Ronald W. Forbes, 1977; Dr. Matina Horner, 2004; Rodney D. Johnson, 1995; Herbert I. London, 1987; Cynthia A. Montgomery, 1994; Joseph P. Platt, Jr., 1999; Robert C. Robb, Jr., 1999; Toby Rosenblatt, 2005; Kenneth L. Urish, 1999; and Frederick
        W. Winter, 1999.
/(3)/   Chair of the Performance Oversight Committee.
/(4)/   Co-Chair of the Board of Trustees.
/(5)/   Chair of the Governance Committee.
/(6)/   Chair of the Compliance Committee.
/(7)/   Vice-Chair of the Performance Oversight Committee.
/(8)/   Chair of the Audit Committee.
/(9)/ Mr. Davis is an "interested person," as defined in the 1940 Act, of the Trust based on his position with BlackRock, Inc. and its affiliates. Mr. Gabbay is an "interested person" of the Trust based on his former positions with BlackRock, Inc. and its affiliates as well as his ownership of BlackRock, Inc. and The PNC Financial Services Group, Inc. securities.

Certain biographical and other information relating to the officers of the Trust is set forth below, including their year of birth, their principal occupations for at least the last five years, the length of time served, the total number of registered investment companies and portfolios overseen in the BlackRock-advised Funds and any public directorships.

                                                                                               NUMBER OF
                                                                                              BLACKROCK-
                                                                                                ADVISED
                                                                                              REGISTERED
                                                                                              INVESTMENT
                                                                                               COMPANIES
                                                                                               ("RICS")
                                                                                             CONSISTING OF
                                                                                              INVESTMENT
                                                                                              PORTFOLIOS
     NAME, ADDRESS      POSITION(S) HELD      LENGTH OF         PRINCIPAL OCCUPATION(S)     ("PORTFOLIOS")      PUBLIC
   AND YEAR OF BIRTH     WITH THE TRUST      TIME SERVED        DURING PAST FIVE YEARS         OVERSEEN      DIRECTORSHIPS
---------------------- ------------------ ----------------- ------------------------------ ---------------- --------------
Trust Officers/(1)/
Anne F. Ackerley       President and      2009 to present   Managing Director of           169 RICs         None
55 East 52nd Street    Chief Executive                      BlackRock, Inc. since 2000;    consisting of
New York, NY 10055     Officer                              Vice President of the          291 Portfolios
1962                                                        BlackRock-advised Funds
                                                            from 2007 to 2009;
                                                            Chief Operating
                                                            Officer of
                                                            BlackRock's Global
                                                            Client Group (GCG)
                                                            since 2009; Chief
                                                            Operating Officer of
                                                            BlackRock's U.S.
                                                            Retail Group from
                                                            2006 to 2009; Head
                                                            of BlackRock's
                                                            Mutual Fund Group
                                                            from 2000 to 2006.

Richard Hoerner, CFA   Vice President     2009 to present   Managing Director of           24 RICs          None
55 East 52nd Street                                         BlackRock, Inc. since 2000;    consisting of
New York, NY 10055                                          Co-head of BlackRock's Cash    77 Portfolios
1958                                                        Management Portfolio
                                                            Management Group since
                                                            2002; Member of the Cash
                                                            Management Group
                                                            Executive Committee since
                                                            2005.

Jeffrey Holland, CFA   Vice President     2009 to present   Managing Director of           70 RICs          None
55 East 52nd Street                                         BlackRock, Inc. since 2010;    consisting of
New York, NY 10055                                          Director of BlackRock, Inc.    194 Portfolios
1971                                                        from 2006 to 2009; Chief
                                                            Operating Officer of
                                                            BlackRock's U.S.
                                                            Retail Group since
                                                            2009; Co-head of
                                                            Product Development
                                                            and Management for
                                                            BlackRock's U.S.
                                                            Retail Group from
                                                            2007 to 2009;
                                                            Product Manager of
                                                            Raymond James &
                                                            Associates from 2003
                                                            to 2006.

                                                                                               NUMBER OF
                                                                                              BLACKROCK-
                                                                                                ADVISED
                                                                                              REGISTERED
                                                                                              INVESTMENT
                                                                                               COMPANIES
                                                                                               ("RICS")
                                                                                             CONSISTING OF
                                                                                              INVESTMENT
                                                                                              PORTFOLIOS
     NAME, ADDRESS      POSITION(S) HELD      LENGTH OF         PRINCIPAL OCCUPATION(S)     ("PORTFOLIOS")      PUBLIC
   AND YEAR OF BIRTH     WITH THE TRUST      TIME SERVED        DURING PAST FIVE YEARS         OVERSEEN      DIRECTORSHIPS
---------------------- ------------------ ----------------- ------------------------------ ---------------- --------------
Brendan Kyne           Vice President     2009 to present   Managing Director of           169 RICs         None
55 East 52nd Street                                         BlackRock, Inc. since 2010;    consisting of
New York, NY 10055                                          Director of BlackRock, Inc.    291 Portfolios
1977                                                        from 2008 to 2009; Head of
                                                            Product Development
                                                            and Management for
                                                            BlackRock's U.S.
                                                            Retail Group since
                                                            2009, co-head thereof
                                                            from 2007 to 2009;
                                                            Vice President of
                                                            BlackRock, Inc. from
                                                            2005 to 2008.

Simon Mendelson        Vice President     2009 to present   Managing Director of           24 RICs          None
55 East 52nd Street                                         BlackRock, Inc. since 2005;    consisting of
New York, NY 10055                                          Chief Operating Officer and    77 Portfolios
1964                                                        head of the Global Client
                                                            Group for BlackRock's
                                                            Global Cash
                                                            Management Business
                                                            since 2007; Head of
                                                            BlackRock's Strategy
                                                            and Development Group
                                                            from 2005 to 2007.

Brian Schmidt          Vice President     2009 to present   Managing Director of           70 RICs          None
55 East 52nd Street                                         BlackRock, Inc. since 2004;    consisting of
New York, NY 10055                                          Various positions with U.S.    194 Portfolios
1958                                                        Trust Company from 1991 to
                                                            2003: Director from 2001 to
                                                            2003, Senior Vice President
                                                            from 1998 to 2003; Vice
                                                            President, Chief Financial
                                                            Officer and Treasurer of
                                                            Excelsior Funds, Inc.,
                                                            Excelsior Tax-Exempt Funds,
                                                            Inc. and Excelsior Funds
                                                            Trust from 2001 to 2003.

                                                                                               NUMBER OF
                                                                                              BLACKROCK-
                                                                                                ADVISED
                                                                                              REGISTERED
                                                                                              INVESTMENT
                                                                                               COMPANIES
                                                                                               ("RICS")
                                                                                             CONSISTING OF
                                                                                              INVESTMENT
                                                                                              PORTFOLIOS
     NAME, ADDRESS      POSITION(S) HELD      LENGTH OF         PRINCIPAL OCCUPATION(S)     ("PORTFOLIOS")      PUBLIC
   AND YEAR OF BIRTH     WITH THE TRUST      TIME SERVED        DURING PAST FIVE YEARS         OVERSEEN      DIRECTORSHIPS
---------------------- ------------------ ----------------- ------------------------------ ---------------- --------------
Christopher Stavrakos, Vice President     2009 to present   Managing Director of           24 RICs          None
CFA                                                         BlackRock, Inc. since 2006;    consisting of
55 East 52nd Street                                         Co-head of BlackRock's Cash    77 Portfolios
New York, NY 10055                                          Management Portfolio
1959                                                        Management Group since
                                                            2006; Senior Vice
                                                            President, CIO,
                                                            and Director of
                                                            Liability
                                                            Management for the
                                                            Securities Lending
                                                            Group at Mellon
                                                            Bank from 1999 to
                                                            2006.

Neal J. Andrews        Chief Financial    2009 to present   Managing Director of           169 RICs         None
55 East 52nd Street    Officer and                          BlackRock, Inc. since 2006;    consisting of
New York, NY 10055     Assistant                            Senior Vice President and      291 Portfolios
1966                   Treasurer                            Line of Business Head of
                                                            Fund Accounting and
                                                            Administration at PNC
                                                            Global Investment Servicing
                                                            (U.S.) Inc. from 1992 to
                                                            2006.

Jay M. Fife            Treasurer          2009 to present   Managing Director of           169 RICs         None
55 East 52nd Street                                         BlackRock, Inc. since 2007     consisting of
New York, NY 10055                                          and Director in 2006;          291 Portfolios
1970                                                        Assistant Treasurer of the
                                                            Merrill Lynch Investment
                                                            Managers, L.P. ("MLIM") and
                                                            Fund Asset Management,
                                                            L.P. advised funds from 2005
                                                            to 2006; Director of MLIM
                                                            Fund Services Group from
                                                            2001 to 2006.

Brian P. Kindelan      Chief              2009 to present   Chief Compliance Officer of    169 RICs         None
55 East 52nd Street    Compliance                           the BlackRock-advised funds    consisting of
New York, NY 10055     Officer and                          since 2007; Managing           291 Portfolios
1959                   Anti-Money                           Director and Senior Counsel
                       Laundering                           of BlackRock, Inc. since
                       Compliance                           2005.
                       Officer

                                                                                               NUMBER OF
                                                                                              BLACKROCK-
                                                                                                ADVISED
                                                                                              REGISTERED
                                                                                              INVESTMENT
                                                                                               COMPANIES
                                                                                               ("RICS")
                                                                                             CONSISTING OF
                                                                                              INVESTMENT
                                                                                              PORTFOLIOS
     NAME, ADDRESS      POSITION(S) HELD      LENGTH OF         PRINCIPAL OCCUPATION(S)     ("PORTFOLIOS")      PUBLIC
   AND YEAR OF BIRTH     WITH THE TRUST      TIME SERVED        DURING PAST FIVE YEARS         OVERSEEN      DIRECTORSHIPS
---------------------- ------------------ ----------------- ------------------------------ ---------------- --------------
Howard B. Surloff      Secretary          2009 to present   Managing Director and          169 RICs         None
55 East 52nd Street                                         General Counsel of U.S.        consisting of
New York, NY 10055                                          Funds of BlackRock, Inc.       291 Portfolios
1965                                                        since 2006; General Counsel
                                                            (U.S.) of Goldman Sachs
                                                            Asset Management, L.P.
                                                            from 1993 to 2006.

-------
/(1)/   Officers of the Trust serve at the pleasure of the Board of Trustees.

SHARE OWNERSHIP INFORMATION. Information relating to each Trustee's share ownership in the LifePath Portfolios and in all BlackRock-advised Funds that are overseen by the respective Trustee ("Supervised Funds") as of December 31, 2009 is set forth in the chart below:

                                                                                                                AGGREGATE
                                                                                                              DOLLAR RANGE
                                                                                                              OF SECURITIES
 INTERESTED TRUSTEES            DOLLAR RANGE OF EQUITY SECURITIES IN THE LIFEPATH PORTFOLIOS            IN THE SUPERVISED FUNDS
----------------------- ------------------------------------------------------------------------------- ------------------------
                        LifePath        LifePath        LifePath        LifePath        LifePath
                        Retirement      2020            2025            2030            2035
                        Portfolio       Portfolio       Portfolio       Portfolio       Portfolio
Richard S. Davis        None            None            N/A             None            N/A             over $100,000
Henry Gabbay            None            None            N/A             None            N/A             over $100,000

                                                                                                                AGGREGATE
                                                                                                              DOLLAR RANGE
                                                                                                              OF SECURITIES
 INTERESTED TRUSTEES     DOLLAR RANGE OF EQUITY SECURITIES IN THE LIFEPATH PORTFOLIOS                   IN THE SUPERVISED FUNDS
----------------------- ---------------------------------------------------------------                 ------------------------
                        LifePath        LifePath        LifePath        LifePath
                        2040            2045            2050            2055
                        Portfolio       Portfolio       Portfolio       Portfolio
Richard S. Davis        None            N/A             None            N/A                             over $100,000
Henry Gabbay            None            N/A             None            N/A                             over $100,000

                                                                                                                AGGREGATE
                                                                                                              DOLLAR RANGE
                                                                                                              OF SECURITIES
 INDEPENDENT TRUSTEES           DOLLAR RANGE OF EQUITY SECURITIES IN THE LIFEPATH PORTFOLIOS            IN THE SUPERVISED FUNDS
----------------------- ------------------------------------------------------------------------------- ------------------------
                        LifePath        LifePath        LifePath        LifePath        LifePath
                        Retirement      2020            2025            2030            2035
                        Portfolio       Portfolio       Portfolio       Portfolio       Portfolio
David O. Beim           None            None            N/A             None            N/A             over $100,000
Ronald W. Forbes        None            None            N/A             None            N/A             over $100,000

                                                                                                                AGGREGATE
                                                                                                              DOLLAR RANGE
                                                                                                              OF SECURITIES
 INDEPENDENT TRUSTEES           DOLLAR RANGE OF EQUITY SECURITIES IN THE LIFEPATH PORTFOLIOS            IN THE SUPERVISED FUNDS
----------------------- ------------------------------------------------------------------------------- ------------------------
                        LifePath        LifePath        LifePath        LifePath        LifePath
                        Retirement      2020            2025            2030            2035
                        Portfolio       Portfolio       Portfolio       Portfolio       Portfolio
                        (continued)     (continued)     (continued)     (continued)     (continued)
Dr. Matina S. Horner    None            None            N/A             None            N/A             over $100,000
Rodney D. Johnson       None            None            N/A             None            N/A             over $100,000
Herbert I. London       None            None            N/A             None            N/A             $50,001- $100,000
Cynthia A. Montgomery   None            None            N/A             None            N/A             over $100,000
Joseph P. Platt, Jr.    None            None            N/A             None            N/A             over $100,000
Robert C. Robb, Jr.     None            None            N/A             None            N/A             over $100,000
Toby Rosenblatt         None            None            N/A             None            N/A             over $100,000
Kenneth L. Urish        None            None            N/A             None            N/A             $50,001- $100,000
Frederick W. Winter     None            None            N/A             None            N/A             over $100,000

                                                                                                                AGGREGATE
                                                                                                              DOLLAR RANGE
                                                                                                              OF SECURITIES
 INDEPENDENT TRUSTEES    DOLLAR RANGE OF EQUITY SECURITIES IN THE LIFEPATH PORTFOLIOS                   IN THE SUPERVISED FUNDS
----------------------- ---------------------------------------------------------------                 ------------------------
                        LifePath        LifePath        LifePath        LifePath
                        2040            2045            2050            2055
                        Portfolio       Portfolio       Portfolio       Portfolio
David O. Beim           None            N/A             None            N/A                             over $100,000
Ronald W. Forbes        None            N/A             None            N/A                             over $100,000
Dr. Matina S. Horner    None            N/A             None            N/A                             over $100,000
Rodney D. Johnson       None            N/A             None            N/A                             over $100,000
Herbert I. London       None            N/A             None            N/A                             $50,001- $100,000
Cynthia A. Montgomery   None            N/A             None            N/A                             over $100,000
Joseph P. Platt, Jr.    None            N/A             None            N/A                             over $100,000
Robert C. Robb, Jr.     None            N/A             None            N/A                             over $100,000
Toby Rosenblatt         None            N/A             None            N/A                             over $100,000
Kenneth L. Urish        None            N/A             None            N/A                             $50,001- $100,000
Frederick W. Winter     None            N/A             None            N/A                             over $100,000

OWNERSHIP OF SECURITIES OF CERTAIN ENTITIES. As of March 31, 2010, the Trustees and officers of the Trust as a group owned an aggregate of less than 1% of the outstanding shares of any LifePath Portfolio. As of March 31, 2010, none of the Independent Trustees or their immediate family members owned beneficially or of record any securities of affiliates of the Investment Adviser.

COMPENSATION OF TRUSTEES. Each current Trustee who is an Independent Trustee is paid as compensation an annual retainer of $250,000 per year for his or her services as a Board member to the BlackRock-advised Funds in the Equity-Liquidity Complex, including the Trust and MIP, and a $5,000 Board meeting fee to be paid for each in-person Board meeting attended (a $2,500 Board meeting fee for telephonic attendance at regular Board meetings), for up to five Board meetings held in a calendar year (compensation for meetings in excess of this number to be determined on a case by case basis), together with out of pocket expenses in accordance with a Board policy on travel and other business expenses relating to attendance at meetings. The Co-Chairs of the Boards of Trustees are each paid an additional annual retainer of $45,000. The Chairs of the

Audit Committees, Compliance Committees, Governance Committees and Performance Oversight Committees and the Vice-Chair of the Performance Oversight Committees are each paid an additional annual retainer of $25,000. The Chair of the Product Pricing Committee, who oversees funds in the Equity-Bond Complex, is paid an annual retainer of $25,000 that is allocated among all of the non-money market funds in the Equity-Liquidity, the Equity-Bond and the closed-end BlackRock Fund Complexes.

Mr. Gabbay is an interested Trustee of the Trust and serves as an interested board member of the other funds which comprise the Equity-Liquidity, the Equity-Bond and the closed-end BlackRock Fund Complexes. Mr. Gabbay receives as compensation for his services as a board member of each of these three BlackRock Fund Complexes, (i) an annual retainer of $487,500, paid quarterly in arrears, allocated to the BlackRock-advised Funds in these three BlackRock Fund Complexes, including the Trust and MIP, and (ii) with respect to each of the two open-end BlackRock Fund Complexes, a board meeting fee of $3,750 (with respect to meetings of the Equity-Liquidity Complex) and $18,750 (with respect to meetings of the Equity-Bond Complex) to be paid for attendance at each board meeting up to five board meetings held in a calendar year by each such Complex (compensation for meetings in excess of this number to be determined on a case by case basis). Mr. Gabbay will also be reimbursed for out of pocket expenses in accordance with a Board policy on travel and other business expenses relating to attendance at meetings. Mr. Gabbay's compensation for serving on the boards of funds in these three BlackRock Fund Complexes (including the Trust and MIP) is equal to 75% of each retainer and, as applicable, of each meeting fee (without regard to additional fees paid to Board and Committee chairs) received by the independent board members serving on such boards. The Board or any other BlackRock-advised Fund may modify the board members' compensation from time to time depending on market conditions and Mr. Gabbay's compensation would be impacted by those modifications.

Each of the Independent Trustees and Mr. Gabbay agreed to a 10% reduction in their compensation described above for the period December 1, 2009 through December 31, 2009.

From January 1, 2009 through November 30, 2009, the Trust paid each Independent Trustee then in office the Trust's allocable share of the following Independent Trustee fees and expenses: (i) an annual base fee of $60,000; (ii) a per meeting fee of $6,000 for meetings of the Board attended by the Trustee; (iii) a committee meeting fee of $2,500 for each Audit Committee meeting attended by the Trustee; and (iv) a committee meeting fee of $2,000 for each Nominating and Governance Committee meeting attended by the Trustee. The Chairperson of the Audit Committee was paid the Trust's allocable share of an annual fee of $10,000 and the Chairperson of the Nominating and Governance Committee was paid the Trust's allocable share of an annual fee of $5,000. The Lead Independent Trustee was paid the Trust's allocable share of an additional annual base fee of $17,500. These Independent Trustee fees and expenses were allocated between the Trust and MIP, based on their respective assets under management.

The Trust reimburses each Trustee for travel and other out-of-pocket expenses incurred by him/her in connection with attending Board and committee meetings. Currently, the Trustees do not receive any retirement benefits or deferred compensation from the fund complex, as defined in Form N-1A under the 1940 Act.

As of December 1, 2009, the members of the Board of Trustees of the Trust listed below (each, a "Previous Trustee") resigned. The table below indicates the amount of compensation each Previous Trustee was paid as of December 31, 2009. Compensation is not shown for the New Trustees because they did not serve as Trustees of the Trust until December 1, 2009, and the New Trustees did not receive compensation from the Trust in 2009.

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COMPENSATION
FOR THE FISCAL YEAR ENDED DECEMBER 31, 2009
-------------------------------------------

                               AGGREGATE COMPENSATION      TOTAL COMPENSATION
 NAME OF INTERESTED TRUSTEE        FROM THE TRUST         FROM FUND COMPLEX/(1)/
-----------------------------  ------------------------  -----------------------
Lee T. Kranefuss                         $0                       $0
H. Michael Williams                      $0                       $0


                                AGGREGATE COMPENSATION     TOTAL COMPENSATION
 NAME OF INDEPENDENT TRUSTEE        FROM THE TRUST        FROM FUND COMPLEX/(1)/
-----------------------------  ------------------------  -----------------------
Mary G. F. Bitterman/(2)/              $78,394                  $157,000
A. John Gambs/(3)/                     $72,310                  $157,500
Hayne E. Leland                        $60,640                  $132,000
Jeffrey M. Lyons                       $67,078                  $146,000
Wendy Paskin-Jordan                    $64,552                  $140,500
Leo Soong/(4)/                         $72,584                  $158,000

---------
/(1)/   Includes compensation for serving on the Board of Trustees of MIP.
/(2)/   Previously the Nominating and Governance Committee Chair.
/(3)/   Previously the Audit Committee Chair.
/(4)/   Previously the Lead Independent Trustee.

MASTER/FEEDER STRUCTURE. Each LifePath Portfolio seeks to achieve its investment objective by investing all of its assets in the corresponding Master Portfolio of MIP, which in turn invests in a combination of Underlying Funds. In other words, the LifePath Portfolios are "Feeder Funds" into the Master Portfolios, and the Master Portfolios in turn are "Funds of Funds." The Trust's Board of Trustees believes that neither a LifePath Portfolio nor its shareholders will be adversely affected by investing its assets in a Master Portfolio. However, if another feeder fund or other investor withdraws its investment from such Master Portfolio, the economic efficiencies (E.G., spreading fixed expenses among a larger asset base) that the Trust's Board of Trustees believes may be available through investment in the Master Portfolio may not be fully achieved. In addition, although it is unlikely, the master/feeder structure may give rise to accounting or operational difficulties.

A LifePath Portfolio may withdraw its investment in the corresponding Master Portfolio only if the Trust's Board of Trustees determines that such action is in the best interests of such LifePath Portfolio and its shareholders. Prior to any such withdrawal, the Board of Trustees would consider alternative investments, including investing all of the LifePath Portfolio's assets in another investment company with substantially the same investment objective as the LifePath Portfolio or hiring an investment adviser to manage the LifePath Portfolio's assets in accordance with the investment policies described above with respect to the LifePath Portfolio and its Master Portfolios.

Whenever a LifePath Portfolio, as an interestholder of a related Master Portfolio, is requested to vote on any matter submitted to interestholders of the Master Portfolio, the LifePath Portfolio will either hold a meeting of its shareholders to consider such matters and cast its votes in proportion to the votes received from its shareholders (shares for which a LifePath Portfolio receives no voting instructions will be voted in the same proportion as the votes received from the other LifePath Portfolio shareholders) or cast its votes, as an interestholder of the Master Portfolio, in proportion to the votes received by the Master Portfolio from all other interestholders of the Master Portfolios.

Certain policies of the Master Portfolios that are non-fundamental may be changed by the vote of a majority of MIP's Trustees without interestholder approval. If a Master Portfolio's investment objective or fundamental or non-fundamental policies are changed, the corresponding LifePath Portfolio may elect to change its investment objective or policies to correspond to those of the Master Portfolio.

A LifePath Portfolio also may elect to redeem its interests from its Master Portfolio and either seek a new investment company with a matching investment objective in which to invest or retain its own investment adviser to manage its portfolio in accordance with its investment objective. In the latter case, a LifePath Portfolio's inability to find a substitute investment company in which to invest or equivalent management services could adversely affect shareholders' investments in the

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LifePath Portfolio. Each LifePath Portfolio will provide its shareholders with written notice 30 days prior to the implementation of any change in the investment objective of the LifePath Portfolio or the corresponding Master Portfolio, to the extent possible.

CODES OF ETHICS. The Trust, BFA and BlackRock Investments, LLC ("BRIL" or the "Distributor") have adopted Codes of Ethics pursuant to Rule 17j-1 under the 1940 Act. The Codes of Ethics permit personnel subject to the Codes of Ethics to invest in securities, subject to certain limitations, including securities that may be purchased or held by the LifePath Portfolios. The Codes of Ethics are on public file with, and are available from, the SEC.

PROXY VOTING POLICIES OF THE MASTER PORTFOLIOS. The Board of Trustees of MIP has delegated the voting of proxies for each Master Portfolio's securities to BFA pursuant to MIP's proxy voting guidelines. Under these guidelines, BFA will vote proxies related to the securities held by each Master Portfolio in the best interests of the Master Portfolio and its stockholders. From time to time, a vote may present a conflict between the interests of the Master Portfolio's stockholders, on the one hand, and those of BFA, or any affiliated person of MIP or BFA, on the other. In such event, provided that BlackRock's Equity Investment Policy Oversight Committee, or a sub-committee thereof (the "Committee") is aware of the real or potential conflict or material non-routine matter and if the Committee does not reasonably believe it is able to follow its general voting guidelines (or if the particular proxy matter is not addressed in the guidelines) and vote impartially, the Committee may retain an independent fiduciary to advise the Committee on how to vote or to cast votes on behalf of BFA's clients. If BFA determines not to retain an independent fiduciary, or does not desire to follow the advice of such independent fiduciary, the Committee shall determine how to vote the proxy after consulting with BlackRock's Portfolio Management Group and/or BlackRock's Legal and Compliance Department and concluding that the vote cast is in its client's best interest notwithstanding the conflict. A copy of MIP's Proxy Voting Policies is attached as Appendix B.

Information on how a Master Portfolio voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, (i) at www.blackrock.com and (ii) on the SEC's website at http://www.sec.gov.

SHAREHOLDER COMMUNICATION TO THE BOARD OF TRUSTEES. The Board of Trustees has established a process for shareholders to communicate with the Board of Trustees. Shareholders may contact the Board of Trustees by mail. Correspondence should be addressed to BlackRock Funds III Board of Trustees, c/o BlackRock, Inc., 55 East 52nd Street, New York, NY 10055. Shareholder communication to the Board of Trustees should include the following information: (a) the name and address of the shareholder; (b) the number of shares owned by the shareholder;
(c) the LifePath Portfolio(s) of which the shareholder owns shares; and (d) if these shares are owned indirectly through a broker, financial intermediary or other record owner, the name of the broker, financial intermediary or other record owner. All correspondence received as set forth above shall be reviewed by the Secretary of the Trust and reported to the Board of Trustees.

POTENTIAL CONFLICTS OF INTEREST. The Bank of America Corporation ("BAC"), through its subsidiary Merrill Lynch & Co., Inc. ("Merrill Lynch"), Barclays PLC ("Barclays"), and The PNC Financial Services Group, Inc. ("PNC"), each have a significant economic interest in BlackRock, Inc., the parent of BFA, the LifePath Portfolios' investment adviser. PNC is considered to be an affiliate of BlackRock, Inc., under the 1940 Act. Certain activities of BFA, BlackRock Advisors, LLC, BlackRock, Inc. and their affiliates (collectively, "BlackRock") and PNC and its affiliates (collectively, "PNC" and together with BlackRock, "Affiliates"), and those of BAC, Merrill Lynch and their affiliates (collectively, the "BAC Entities") and Barclays and its affiliates (collectively, the "Barclays Entities") (BAC Entities and Barclays Entities, collectively, the "BAC/Barclays Entities"), with respect to the LifePath Portfolios and/or other accounts managed by BlackRock, PNC or BAC/Barclays Entities, may give rise to actual or perceived conflicts of interest such as those described below.

BlackRock is one of the world's largest asset management firms. BAC is a national banking corporation which through its affiliates and subsidiaries, including Merrill Lynch, provides a full range of financial services. Merrill Lynch is a full service investment banking, broker-dealer, asset management and financial services organization. PNC is a diversified financial services organization spanning the retail, business and corporate markets. Barclays is a major global financial services provider engaged in a range of activities including retail and commercial banking, credit cards, investment banking, and wealth management. BlackRock, BAC, Merrill Lynch, PNC, Barclays and their respective affiliates (including, for these purposes, their directors, partners, trustees, managing members, officers and employees), including the entities and personnel who may be involved in the investment activities and business operations of a LifePath Portfolio, are engaged worldwide in businesses, including equity, fixed income, cash management and alternative investments, and have interests other than those of managing the LifePath Portfolios. These are considerations of which investors in a LifePath Portfolio should be aware, and which may cause conflicts of interest that could disadvantage the LifePath Portfolio and its

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


shareholders. These activities and interests include potential multiple advisory, transactional, financial and other interests in securities and other instruments, and companies that may be purchased or sold by a LifePath Portfolio.

BlackRock and its Affiliates, as well as the BAC/Barclays Entities, have proprietary interests in, and may manage or advise with respect to, accounts or funds (including separate accounts and other funds and collective investment vehicles) that have investment objectives similar to those of a LifePath Portfolio and/or that engage in transactions in the same types of securities, currencies and instruments as the LifePath Portfolio. One or more Affiliates and BAC/Barclays Entities are also major participants in the global currency, equities, swap and fixed income markets, in each case both on a proprietary basis and for the accounts of customers. As such, one or more Affiliates or BAC/Barclays Entities are or may be actively engaged in transactions in the same securities, currencies, and instruments in which a LifePath Portfolio invests. Such activities could affect the prices and availability of the securities, currencies, and instruments in which a LifePath Portfolio invests, which could have an adverse impact on the LifePath Portfolio's performance. Such transactions, particularly in respect of most proprietary accounts or customer accounts, will be executed independently of a LifePath Portfolio's transactions and thus at prices or rates that may be more or less favorable than those obtained by the LifePath Portfolio. When BlackRock and its Affiliates or the BAC/Barclays Entities seek to purchase or sell the same assets for their managed accounts, including a LifePath Portfolio, the assets actually purchased or sold may be allocated among the accounts on a basis determined in their good faith discretion to be equitable. In some cases, this system may adversely affect the size or price of the assets purchased or sold for a LifePath Portfolio. In addition, transactions in investments by one or more other accounts managed by BlackRock or its Affiliates or a BAC/Barclays Entity may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of a LifePath Portfolio, particularly, but not limited to, with respect to small capitalization, emerging market or less liquid strategies. This may occur when investment decisions regarding a LifePath Portfolio are based on research or other information that is also used to support decisions for other accounts. When BlackRock or its Affiliates or a BAC/Barclays Entity implements a portfolio decision or strategy on behalf of another account ahead of, or contemporaneously with, similar decisions or strategies for a LifePath Portfolio, market impact, liquidity constraints, or other factors could result in the LifePath Portfolio receiving less favorable trading results and the costs of implementing such decisions or strategies could be increased or the LifePath Portfolio could otherwise be disadvantaged. BlackRock or it Affiliates or a BAC/Barclays Entity may, in certain cases, elect to implement internal policies and procedures designed to limit such consequences, which may cause a LifePath Portfolio to be unable to engage in certain activities, including purchasing or disposing of securities, when it might otherwise be desirable for it to do so.

Conflicts may also arise because portfolio decisions regarding a LifePath Portfolio may benefit other accounts managed by BlackRock or its Affiliates or a BAC/Barclays Entity. For example, the sale of a long position or establishment of a short position by a LifePath Portfolio may impair the price of the same security sold short by (and therefore benefit) one or more Affiliates or BAC/Barclays Entities or their other accounts, and the purchase of a security or covering of a short position in a security by a LifePath Portfolio may increase the price of the same security held by (and therefore benefit) one or more Affiliates or BAC/Barclays Entities or their other accounts.

BlackRock and its Affiliates or a BAC/Barclays Entity and their clients may pursue or enforce rights with respect to an issuer in which a LifePath Portfolio has invested, and those activities may have an adverse effect on the LifePath Portfolio. As a result, prices, availability, liquidity and terms of the LifePath Portfolio's investments may be negatively impacted by the activities of BlackRock or its Affiliates or a BAC/Barclays Entity or their clients, and transactions for the LifePath Portfolio may be impaired or effected at prices or terms that may be less favorable than would otherwise have been the case.

The results of a LifePath Portfolio's investment activities may differ significantly from the results achieved by BlackRock and its Affiliates or the BAC/Barclays Entities for their proprietary accounts or other accounts (including investment companies or collective investment vehicles) managed or advised by them. It is possible that one or more Affiliate- or BAC/Barclays Entity-managed accounts and such other accounts will achieve investment results that are substantially more or less favorable than the results achieved by a LifePath Portfolio. Moreover, it is possible that a LifePath Portfolio will sustain losses during periods in which one or more Affiliates or BAC/Barclays Entity-managed accounts achieve significant profits on their trading for proprietary or other accounts. The opposite result is also possible. The investment activities of one or more Affiliates or BAC/Barclays Entities for their proprietary accounts and accounts under their management may also limit the investment opportunities for a LifePath Portfolio in certain emerging and other markets in which limitations are imposed upon the amount of investment, in the aggregate or in individual issuers, by affiliated foreign investors.

From time to time, a LifePath Portfolio's activities may also be restricted because of regulatory restrictions applicable to one or more Affiliates or BAC/Barclays Entities, and/or their internal policies designed to comply with such restrictions. As a

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


result, there may be periods, for example, when BlackRock, and/or one or more Affiliates or BAC/Barclays Entities, will not initiate or recommend certain types of transactions in certain securities or instruments with respect to which BlackRock and/or one or more Affiliates or BAC/Barclays Entities are performing services or when position limits have been reached.

In connection with its management of a LifePath Portfolio, BlackRock may have access to certain fundamental analysis and proprietary technical models developed by one or more Affiliates or BAC/Barclays Entities. BlackRock will not be under any obligation, however, to effect transactions on behalf of a LifePath Portfolio in accordance with such analysis and models. In addition, neither BlackRock nor any of its Affiliates, nor any BAC/Barclays Entity, will have any obligation to make available any information regarding their proprietary activities or strategies, or the activities or strategies used for other accounts managed by them, for the benefit of the management of a LifePath Portfolio and it is not anticipated that BlackRock will have access to such information for the purpose of managing the LifePath Portfolio. The proprietary activities or portfolio strategies of BlackRock and its Affiliates and the BAC/Barclays Entities, or the activities or strategies used for accounts managed by them or other customer accounts could conflict with the transactions and strategies employed by BlackRock in managing a LifePath Portfolio.

In addition, certain principals and certain employees of BlackRock are also principals or employees of BlackRock or another Affiliate. As a result, the performance by these principals and employees of their obligations to such other entities may be a consideration of which investors in a LifePath Portfolio should be aware.

BlackRock may enter into transactions and invest in securities, instruments and currencies on behalf of a LifePath Portfolio in which customers of BlackRock or its Affiliates or a BAC/Barclays Entity, or, to the extent permitted by the SEC, BlackRock or another Affiliate or a BAC/Barclays Entity, serves as the counterparty, principal or issuer. In such cases, such party's interests in the transaction will be adverse to the interests of the LifePath Portfolio, and such party may have no incentive to assure that the LifePath Portfolio obtains the best possible prices or terms in connection with the transactions. In addition, the purchase, holding and sale of such investments by a LifePath Portfolio may enhance the profitability of BlackRock or its Affiliates or a BAC/Barclays Entity. One or more Affiliates or BAC/Barclays Entities may also create, write or issue derivatives for their customers, the underlying securities, currencies or instruments of which may be those in which a LifePath Portfolio invests or which may be based on the performance of the LifePath Portfolio. A LifePath Portfolio may, subject to applicable law, purchase investments that are the subject of an underwriting or other distribution by one or more Affiliates or BAC/Barclays Entities and may also enter into transactions with other clients of an Affiliate or BAC/Barclays Entity where such other clients have interests adverse to those of the LifePath Portfolio.

At times, these activities may cause departments of BlackRock or its Affiliates or a BAC/Barclays Entity to give advice to clients that may cause these clients to take actions adverse to the interests of the LifePath Portfolio. To the extent affiliated transactions are permitted, a LifePath Portfolio will deal with BlackRock and its Affiliates or BAC/Barclays Entities on an arms-length basis. BlackRock or its Affiliates or a BAC/Barclays Entity may also have an ownership interest in certain trading or information systems used by a LifePath Portfolio. A LifePath Portfolio's use of such trading or information systems may enhance the profitability of BlackRock and its Affiliates or BAC/Barclays Entities.

One or more Affiliates or one of the BAC/Barclays Entities may act as broker, dealer, agent, lender or adviser or in other commercial capacities for a LifePath Portfolio. It is anticipated that the commissions, mark-ups, mark-downs, financial advisory fees, underwriting and placement fees, sales fees, financing and commitment fees, brokerage fees, other fees, compensation or profits, rates, terms and conditions charged by an Affiliate or BAC/Barclays Entity will be in its view commercially reasonable, although each Affiliate or BAC/Barclays Entity, including its sales personnel, will have an interest in obtaining fees and other amounts that are favorable to the Affiliate or BAC/Barclays Entity and such sales personnel.

Subject to applicable law, the Affiliates and BAC/Barclays Entities (and their personnel and other distributors) will be entitled to retain fees and other amounts that they receive in connection with their service to the LifePath Portfolios as broker, dealer, agent, lender, adviser or in other commercial capacities and no accounting to the LifePath Portfolios or their shareholders will be required, and no fees or other compensation payable by the LifePath Portfolios or their shareholders will be reduced by reason of receipt by an Affiliate or BAC/Barclays Entity of any such fees or other amounts.

When an Affiliate or BAC/Barclays Entity acts as broker, dealer, agent, adviser or in other commercial capacities in relation to the LifePath Portfolios, the Affiliate or BAC/Barclays Entity may take commercial steps in its own interests, which may have an

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


adverse effect on the LifePath Portfolios. A LifePath Portfolio will be required to establish business relationships with its counterparties based on the LifePath Portfolio's own credit standing. Neither BlackRock nor any of the Affiliates, nor any BAC/Barclays Entity, will have any obligation to allow their credit to be used in connection with a LifePath Portfolio's establishment of its business relationships, nor is it expected that the LifePath Portfolio's counterparties will rely on the credit of BlackRock or any of the Affiliates or BAC/Barclays Entities in evaluating the LifePath Portfolio's creditworthiness.

Purchases and sales of securities for a LifePath Portfolio may be bunched or aggregated with orders for other BlackRock client accounts. BlackRock and its Affiliates and the BAC/Barclays Entities, however, are not required to bunch or aggregate orders if portfolio management decisions for different accounts are made separately, or if they determine that bunching or aggregating is not practicable, required or with cases involving client direction.

Prevailing trading activity frequently may make impossible the receipt of the same price or execution on the entire volume of securities purchased or sold. When this occurs, the various prices may be averaged, and the LifePath Portfolios will be charged or credited with the average price. Thus, the effect of the aggregation may operate on some occasions to the disadvantage of the LifePath Portfolios. In addition, under certain circumstances, the LifePath Portfolios will not be charged the same commission or commission equivalent rates in connection with a bunched or aggregated order.

BlackRock may select brokers (including, without limitation, Affiliates or BAC/Barclays Entities) that furnish BlackRock, the LifePath Portfolios, other BlackRock client accounts or other Affiliates or BAC/Barclays Entities or personnel, directly or through correspondent relationships, with research or other appropriate services which provide, in BlackRock's view, appropriate assistance to BlackRock in the investment decision-making process (including with respect to futures, fixed-price offerings and over-the-counter transactions). Such research or other services may include, to the extent permitted by law, research reports on companies, industries and securities; economic and financial data; financial publications; proxy analysis; trade industry seminars; computer data bases; research-oriented software and other services and products. Research or other services obtained in this manner may be used in servicing any or all of the LifePath Portfolios and other BlackRock client accounts, including in connection with BlackRock client accounts other than those that pay commissions to the broker relating to the research or other service arrangements. Such products and services may disproportionately benefit other BlackRock client accounts relative to the LifePath Portfolios based on the amount of brokerage commissions paid by the LifePath Portfolios and such other BlackRock client accounts. For example, research or other services that are paid for through one client's commissions may not be used in managing that client's account. In addition, other BlackRock client accounts may receive the benefit, including disproportionate benefits, of economies of scale or price discounts in connection with products and services that may be provided to the LifePath Portfolios and to such other BlackRock client accounts. To the extent that BlackRock uses soft dollars, it will not have to pay for those products and services itself.

BlackRock may receive research that is bundled with the trade execution, clearing, and/or settlement services provided by a particular broker-dealer. To the extent that BlackRock receives research on this basis, many of the same conflicts related to traditional soft dollars may exist. For example, the research effectively will be paid by client commissions that also will be used to pay for the execution, clearing, and settlement services provided by the broker-dealer and will not be paid by BlackRock.

BlackRock may endeavor to execute trades through brokers who, pursuant to such arrangements, provide research or other services in order to ensure the continued receipt of research or other services BlackRock believes are useful in its investment decision-making process. BlackRock may from time to time choose not to engage in the above described arrangements to varying degrees. BlackRock may also enter into commission sharing arrangements under which BlackRock may execute transactions through a broker-dealer, including, where permitted, an Affiliate or BAC/Barclays Entity, and request that the broker-dealer allocate a portion of the commissions or commission credits to another firm that provides research to BlackRock. To the extent that BlackRock engages in commission sharing arrangements, many of the same conflicts related to traditional soft dollars may exist.

BlackRock may utilize certain electronic crossing networks ("ECNs") in executing client securities transactions for certain types of securities. These ECNs may charge fees for their services, including access fees and transaction fees. The transaction fees, which are similar to commissions or markups/markdowns, will generally be charged to clients and, like commissions and markups/markdowns, would generally be included in the cost of the securities purchased. Access fees may be paid by BlackRock even though incurred in connection with executing transactions on behalf of clients, including the LifePath Portfolios. In certain circumstances, ECNs may offer volume discounts that will reduce the access fees typically paid by

BlackRock. This would have the effect of reducing the access fees paid by BlackRock. BlackRock will only utilize ECNs consistent with its obligation to seek to obtain best execution in client transactions.

BlackRock has adopted policies and procedures designed to prevent conflicts of interest from influencing proxy voting decisions that it makes on behalf of advisory clients, including the LifePath Portfolios, and to help ensure that such decisions are made in accordance with BlackRock's fiduciary obligations to its clients. Nevertheless, notwithstanding such proxy voting policies and procedures, actual proxy voting decisions of BlackRock may have the effect of favoring the interests of other clients or businesses of other divisions or units of BlackRock and/or its Affiliates or a BAC/Barclays Entity, provided that BlackRock believes such voting decisions to be in accordance with its fiduciary obligations. For a more detailed discussion of these policies and procedures, see "Proxy Voting Policies of the Master Portfolios."

It is also possible that, from time to time, BlackRock or its Affiliates or a BAC/Barclays Entity may, although they are not required to, purchase and hold shares of a LifePath Portfolio. Increasing a LifePath Portfolio's assets may enhance investment flexibility and diversification and may contribute to economies of scale that tend to reduce the LifePath Portfolio's expense ratio. BlackRock and its Affiliates or BAC/Barclays Entities reserve the right to redeem at any time some or all of the shares of a LifePath Portfolio acquired for their own accounts. A large redemption of shares of a LifePath Portfolio by BlackRock or its Affiliates or by a BAC/Barclays Entity could significantly reduce the asset size of the LifePath Portfolio, which might have an adverse effect on the LifePath Portfolio's investment flexibility, portfolio diversification and expense ratio. BlackRock will consider the effect of redemptions on a LifePath Portfolio and other shareholders in deciding whether to redeem its shares.

It is possible that a LifePath Portfolio may invest in securities of companies with which an Affiliate or a BAC/Barclays Entity has or is trying to develop investment banking relationships as well as securities of entities in which BlackRock or its Affiliates or a BAC/Barclays Entity has significant debt or equity investments or in which an Affiliate or BAC/Barclays Entity makes a market. A LifePath Portfolio also may invest in securities of companies to which an Affiliate or a BAC/Barclays Entity provides or may some day provide research coverage. Such investments could cause conflicts between the interests of a LifePath Portfolio and the interests of other clients of BlackRock or its Affiliates or a BAC/Barclays Entity. In making investment decisions for a LifePath Portfolio, BlackRock is not permitted to obtain or use material non-public information acquired by any division, department or Affiliate of BlackRock or of a BAC/Barclays Entity in the course of these activities. In addition, from time to time, the activities of an Affiliate or a BAC/Barclays Entity may limit a LifePath Portfolio's flexibility in purchases and sales of securities. When an Affiliate is engaged in an underwriting or other distribution of securities of an entity, BlackRock may be prohibited from purchasing or recommending the purchase of certain securities of that entity for a LifePath Portfolio.

BlackRock and its Affiliates and the BAC/Barclays Entities, their personnel and other financial service providers have interests in promoting sales of the LifePath Portfolios. With respect to BlackRock and its Affiliates and BAC/Barclays Entities and their personnel, the remuneration and profitability relating to services to and sales of the LifePath Portfolios or other products may be greater than remuneration and profitability relating to services to and sales of certain funds or other products that might be provided or offered. BlackRock and its Affiliates or BAC/Barclays Entities and their sales personnel may directly or indirectly receive a portion of the fees and commissions charged to the LifePath Portfolios or their shareholders. BlackRock and its advisory or other personnel may also benefit from increased amounts of assets under management. Fees and commissions may also be higher than for other products or services, and the remuneration and profitability to BlackRock or its Affiliates or a BAC/Barclays Entity and such personnel resulting from transactions on behalf of or management of the LifePath Portfolios may be greater than the remuneration and profitability resulting from other funds or products.

BlackRock and its Affiliates or a BAC/Barclays Entity and their personnel may receive greater compensation or greater profit in connection with an account for which BlackRock serves as an adviser than with an account advised by an unaffiliated investment adviser. Differentials in compensation may be related to the fact that BlackRock may pay a portion of its management fee to its Affiliate or to a BAC/Barclays Entity, or relate to compensation arrangements, including for portfolio management, brokerage transactions or account servicing. Any differential in compensation may create a financial incentive on the part of BlackRock or its Affiliates or BAC/Barclays Entities and their personnel to recommend BlackRock over unaffiliated investment advisers or to effect transactions differently in one account over another.

BlackRock and its Affiliates or a BAC/Barclays Entity may provide valuation assistance to certain clients with respect to certain securities or other investments and the valuation recommendations made for their clients' accounts may differ from the valuations for the same securities or investments assigned by a LifePath Portfolio's pricing vendors, especially if such valuations are based on broker-dealer quotes or other data sources unavailable to the LifePath Portfolio's pricing vendors. While BlackRock will generally communicate its valuation information or determinations to a LifePath Portfolio's pricing vendors and/or fund accountants, there may be instances where the LifePath Portfolio's pricing vendors or fund accountants assign a different valuation to a security or other investment than the valuation for such security or investment determined or recommended by BlackRock.

As disclosed in more detail in "Determination of Net Asset Value" in this SAI, when market quotations are not readily available or are believed by BlackRock to be unreliable, a LifePath Portfolio's investments may be valued at fair value by BlackRock, pursuant to procedures adopted by the Trust's Board of Trustees. When determining an asset's "fair value," BlackRock seeks to determine the price that a LifePath Portfolio might reasonably expect to receive from the current sale of that asset in an arm's-length transaction. The price generally may not be determined based on what a LifePath Portfolio might reasonably expect to receive for selling an asset at a later time or if it holds the asset to maturity. While fair value determinations will be based upon all available factors that BlackRock deems relevant at the time of the determination, and may be based on analytical values determined by BlackRock using proprietary or third-party valuation models, fair value represents only a good faith approximation of the value of a security. The fair value of one or more securities may not, in retrospect, be the price at which those assets could have been sold during the period in which the particular fair values were used in determining a LifePath Portfolio's net asset value. As a result, a LifePath Portfolio's sale or redemption of its shares at net asset value, at a time when a holding or holdings are valued by BlackRock (pursuant to Board-adopted procedures) at fair value, may have the effect of diluting or increasing the economic interest of existing shareholders.

To the extent permitted by applicable law, a LifePath Portfolio may invest all or some of its short term cash investments in any money market fund or similarly-managed private fund advised or managed by BlackRock. In connection with any such investments, a LifePath Portfolio, to the extent permitted by the 1940 Act, may pay its share of expenses of a money market fund in which it invests, which may result in a LifePath Portfolio bearing some additional expenses.

BlackRock and its Affiliates or a BAC/Barclays Entity and their directors, officers and employees, may buy and sell securities or other investments for their own accounts, and may have conflicts of interest with respect to investments made on behalf of a LifePath Portfolio. As a result of differing trading and investment strategies or constraints, positions may be taken by directors, officers, employees and Affiliates of BlackRock or by BAC/Barclays Entities that are the same, different from or made at different times than positions taken for a LifePath Portfolio. To lessen the possibility that a LifePath Portfolio will be adversely affected by this personal trading, the LifePath Portfolios, BRIL and BFA each have adopted a Code of Ethics in compliance with Section 17(j) of the 1940 Act that restricts securities trading in the personal accounts of investment professionals and others who normally come into possession of information regarding the LifePath Portfolio's portfolio transactions. Each Code of Ethics can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 551-8090. Each Code of Ethics is also available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov, and copies may be obtained, after paying a duplicating fee, by e-mail at publicinfo@sec.gov or by writing the SEC's Public Reference Section, Washington, DC 20549-1520.

BlackRock and its Affiliates will not purchase securities or other property from, or sell securities or other property to, a LifePath Portfolio, except that the LifePath Portfolio may in accordance with rules adopted under the 1940 Act engage in transactions with accounts that are affiliated with the LifePath Portfolio as a result of common officers, directors, or investment advisers or pursuant to exemptive orders granted to the LifePath Portfolios and/or BlackRock by the SEC. These transactions would be affected in circumstances in which BlackRock determined that it would be appropriate for a LifePath Portfolio to purchase and another client of BlackRock to sell, or a LifePath Portfolio to sell and another client of BlackRock to purchase, the same security or instrument on the same day. From time to time, the activities of a LifePath Portfolio may be restricted because of regulatory requirements applicable to BlackRock or its Affiliates or a BAC/Barclays Entity and/or BlackRock's internal policies designed to comply with, limit the applicability of, or otherwise relate to such requirements. A client not advised by BlackRock would not be subject to some of those considerations. There may be periods when BlackRock may not initiate or recommend certain types of transactions, or may otherwise restrict or limit their advice in certain securities or instruments issued by or related to companies for which an Affiliate or a BAC/Barclays Entity is performing investment banking, market making, advisory or other services or has proprietary positions. For example, when an Affiliate is engaged in an underwriting or other distribution of securities of, or advisory services for, a company, the LifePath Portfolios may be prohibited from or limited in purchasing or selling securities of that company. In addition, when BlackRock is engaged to provide advisory or risk management services for a company, BlackRock may be prohibited from or limited in purchasing or selling securities of that company on behalf of a LifePath Portfolio, particularly where such services result in BlackRock obtaining material non-public information about the company. Similar situations could arise if personnel of BlackRock or its Affiliates or a BAC/Barclays Entity serve as directors of companies the securities of which the LifePath

Portfolios wish to purchase or sell. However, if permitted by applicable law, and where consistent with BlackRock's policies and procedures (including the necessary implementation of appropriate information barriers), the LifePath Portfolios may purchase securities or instruments that are issued by such companies, are the subject of an underwriting, distribution, or advisory assignment by an Affiliate or a BAC/Barclays Entity or are the subject of an advisory or risk management assignment by BlackRock, or where personnel of BlackRock or its Affiliates or of BAC/Barclays Entities are directors or officers of the issuer.

In certain circumstances where the LifePath Portfolios invest in securities issued by companies that operate in certain regulated industries, in certain emerging or international markets, or are subject to corporate or regulatory ownership definitions, there may be limits on the aggregate amount invested by Affiliates (including BlackRock) or BAC/Barclays Entities for their proprietary accounts and for client accounts (including the LifePath Portfolios) that may not be exceeded without the grant of a license or other regulatory or corporate consent, or, if exceeded, may cause BlackRock, the LifePath Portfolios or other client accounts to suffer disadvantages or business restrictions. As a result, BlackRock on behalf of its clients (including the LifePath Portfolios) may limit purchases, sell existing investments, or otherwise restrict or limit the exercise of rights (including voting rights) when BlackRock, in its sole discretion, deems it appropriate in light of potential regulatory or other restrictions on ownership or other consequences resulting from reaching investment thresholds.

In those circumstances where ownership thresholds or limitations must be observed, BlackRock seeks to equitably allocate limited investment opportunities among clients (including the LifePath Portfolios), taking into consideration benchmark weight and investment strategy. When ownership in certain securities nears an applicable threshold, BlackRock may limit purchases in such securities to the issuer's weighting in the applicable benchmark used by BlackRock to manage the LifePath Portfolio. If client (including LifePath Portfolio) holdings of an issuer exceed an applicable threshold and BlackRock is unable to obtain relief to enable the continued holding of such investments, it may be necessary to sell down these positions to meet the applicable limitations. In these cases, benchmark overweight positions will be sold prior to benchmark positions being reduced to meet applicable limitations.

In addition to the foregoing, other ownership thresholds may trigger reporting requirements to governmental and regulatory authorities, and such reports may entail the disclosure of the identity of a client or BlackRock's intended strategy with respect to such security or asset.

BlackRock and its Affiliates and BAC/Barclays Entities may maintain securities indexes as part of their product offerings. Index based funds seek to track the performance of securities indexes and may use the name of the index in the fund name. Index providers, including BlackRock and its Affiliates and BAC/Barclays Entities may be paid licensing fees for use of their index or index name. BlackRock and its Affiliates and BAC/Barclays Entities will not be obligated to license their indexes to BlackRock, and BlackRock cannot be assured that the terms of any index licensing agreement with BlackRock and its Affiliates and BAC/Barclays Entities will be as favorable as those terms offered to other index licensees.

BlackRock and its Affiliates and BAC/Barclays Entities may serve as authorized participants in the creation and redemption of ETFs, including funds advised by affiliates of BlackRock. BlackRock and its Affiliates and BAC/Barclays Entities may therefore be deemed to be participants in a distribution of such ETFs, which could render them statutory underwriters.

The custody arrangement described in "Investment Adviser and Other Service Providers" may lead to potential conflicts of interest with BFA where BFA has agreed to waive fees and/or reimburse ordinary operating expenses in order to cap expenses of the LifePath Portfolios. This is because the custody arrangements with the LifePath Portfolios' custodian may have the effect of reducing custody fees when the LifePath Portfolios leave cash balances uninvested. When a LifePath Portfolio's actual operating expense ratio exceeds a stated cap, a reduction in custody fees reduces the amount of waivers and/or reimbursements BFA would be required to make to the LifePath Portfolio. This could be viewed as having the potential to provide BFA an incentive to keep high positive cash balances for LifePath Portfolios with expense caps in order to offset fund custody fees that BFA might otherwise reimburse. However, portfolio managers of BFA do not intentionally keep uninvested balances high, but rather make investment decisions that they anticipate will be beneficial to the performance of the LifePath Portfolios.

Present and future activities of BlackRock and its Affiliates and BAC/Barclays Entities, including BlackRock Advisors, LLC, in addition to those described in this section, may give rise to additional conflicts of interest.

Control Persons and Principal Holders of Securities

As of March 31, 2010, the shareholders identified below were known by the Trust to own 5% or more of each LifePath Portfolio's outstanding Investor A, Institutional, Class K or Class R Shares in the listed capacity. As of the date of this SAI, LifePath 2025 Portfolio, LifePath 2035 Portfolio, LifePath 2045 Portfolio and LifePath 2055 Portfolio have not commenced operations. As of such date, Investor C Shares had not commenced operations.

                                                                                         PERCENTAGE     NATURE OF
      INSTITUTIONAL SHARES                  NAME AND ADDRESS OF SHAREHOLDER             OF PORTFOLIO    OWNERSHIP
-------------------------------  ----------------------------------------------------  --------------  ----------
LifePath Retirement Portfolio    Merrill Lynch, Pierce, Fenner & Smith Incorporated           6%         Record
                                 4800 Deer Lake Drive East
                                 Jacksonville, FL 32246

                                 Charles Schwab & Co., Inc.                                  17%         Record
                                 101 Montgomery Street
                                 San Francisco, CA 94104

                                 New York Life Trust Company                                 19%         Record
                                 169 Lackawanna Avenue
                                 Parsippany, NJ 07054

                                 NFS LLC                                                     23%         Record
                                 4 Manhattanville Road
                                 Purchase, NY 10577

LifePath 2020 Portfolio          Mac & Co.                                                    6%         Record
                                 P.O. Box 3198
                                 525 William Penn Place
                                 Pittsburgh, PA 15230

                                 New York Life Trust Company                                 18%         Record
                                 169 Lackawanna Avenue
                                 Parsippany, NJ 07054

                                 Charles Schwab & Co., Inc.                                  20%         Record
                                 101 Montgomery Street
                                 San Francisco, CA 94104

                                 NFS LLC                                                     31%         Record
                                 4 Manhattanville Road
                                 Purchase, NY 10577

LifePath 2030 Portfolio          Fifth Third Bank                                             6%         Record
                                 P.O. Box 630074
                                 Cincinnati, OH 45263

                                 Mac & Co.                                                    7%         Record
                                 P.O. Box 3198
                                 525 William Penn Place
                                 Pittsburgh, PA 15230

                                 Charles Schwab & Co., Inc.                                  18%         Record
                                 101 Montgomery Street
                                 San Francisco, CA 94104

                                 NFS LLC                                                     21%         Record
                                 4 Manhattanville Road
                                 Purchase, NY 10577

                                                                                         PERCENTAGE     NATURE OF
      INSTITUTIONAL SHARES                  NAME AND ADDRESS OF SHAREHOLDER             OF PORTFOLIO    OWNERSHIP
-------------------------------  ----------------------------------------------------  --------------  ----------
LifePath 2030 Portfolio          New York Life Trust Company                                 23%         Record
(continued)                      169 Lackawanna Avenue
                                 Parsippany, NJ 07054

LifePath 2040 Portfolio          Fifth Third Bank                                             7%         Record
                                 P.O. Box 630074
                                 Cincinnati, OH 45263

                                 Mac & Co.                                                    7%         Record
                                 P.O. Box 3198
                                 525 William Penn Place
                                 Pittsburgh, PA 15230

                                 NFS LLC                                                     17%         Record
                                 4 Manhattanville Road
                                 Purchase, NY 10577

                                 New York Life Trust Company                                 20%         Record
                                 169 Lackawanna Avenue
                                 Parsippany, NJ 07054

                                 Charles Schwab & Co., Inc.                                  23%         Record
                                 101 Montgomery Street
                                 San Francisco, CA 94104

LifePath 2050 Portfolio          Mac & Co.                                                    6%         Record
                                 P.O. Box 3198
                                 525 William Penn Place
                                 Pittsburgh, PA 15230

                                 Charles Schwab & Co., Inc.                                  10%         Record
                                 101 Montgomery Street
                                 San Francisco, CA 94104

                                 Wachovia Bank                                               16%         Record
                                 1525 West W.T. Harris Blvd.
                                 Charlotte, NC 28288

                                 Fifth Third Bank                                            19%         Record
                                 P.O. Box 630074
                                 Cincinnati, OH 45263

                                 NFS LLC                                                     40%         Record
                                 4 Manhattanville Road
                                 Purchase, NY 10577

                                                                                         PERCENTAGE     NATURE OF
       INVESTOR A SHARES                    NAME AND ADDRESS OF SHAREHOLDER             OF PORTFOLIO    OWNERSHIP
-------------------------------  ----------------------------------------------------  --------------  ----------
LifePath Retirement Portfolio    National Financial Services                                  5%         Record
                                 200 Liberty Street
                                 New York, NY 10281

                                 State Street Bank and Trust Company                          6%         Record
                                 One Heritage Drive

                                 Quincy, MA 02171

                                 Merrill Lynch, Pierce, Fenner & Smith Incorporated           7%         Record
                                 4800 Deer Lake Drive East
                                 Jacksonville, FL 32246

                                                                                         PERCENTAGE     NATURE OF
       INVESTOR A SHARES                    NAME AND ADDRESS OF SHAREHOLDER             OF PORTFOLIO    OWNERSHIP
-------------------------------  ----------------------------------------------------  --------------  ----------
LifePath Retirement Portfolio    Hartford Life Insurance Company                             59%         Record
(continued)                      P.O. Box 2999
                                 Hartford, CT 06104

LifePath 2020 Portfolio          State Street Bank and Trust Company                          6%         Record
                                 One Heritage Drive
                                 Quincy, MA 02171

                                 National Financial Services                                  8%         Record
                                 200 Liberty Street
                                 New York, NY 10281

                                 Hartford Life Insurance Company                             66%         Record
                                 P.O. Box 2999
                                 Hartford, CT 06104

LifePath 2030 Portfolio          State Street Bank and Trust Company                          6%         Record
                                 One Heritage Drive
                                 Quincy, MA 02171

                                 National Financial Services                                  9%         Record
                                 200 Liberty Street
                                 New York, NY 10281

                                 Hartford Life Insurance Company                             68%         Record
                                 P.O. Box 2999
                                 Hartford, CT 06104

LifePath 2040 Portfolio          State Street Bank and Trust Company                          6%         Record
                                 One Heritage Drive
                                 Quincy, MA 02171

                                 National Financial Services                                  8%         Record
                                 200 Liberty Street
                                 New York, NY 10281

                                 Hartford Life Insurance Company                             68%         Record
                                 P.O. Box 2999
                                 Hartford, CT 06104

LifePath 2050 Portfolio          National Financial Services                                 45%         Record
                                 200 Liberty Street
                                 New York, NY 10281

                                 Hartford Life Insurance Company                             46%         Record
                                 P.O. Box 2999
                                 Hartford, CT 06104

                                                                                        PERCENTAGE     NATURE OF
         CLASS K SHARES           NAME AND ADDRESS OF SHAREHOLDER                      OF PORTFOLIO    OWNERSHIP
-------------------------------  ----------------------------------------------------  --------------  ----------
LifePath Retirement Portfolio    Mercer Trust Company                                        50%         Record
                                 One Investors Way
                                 Norwood, MA 02062

                                 NFS LLC                                                     50%         Record
                                 100 Magellan Way # KW1C
                                 Covington, KY 41015

                                                                                        PERCENTAGE     NATURE OF
      CLASS K SHARES              NAME AND ADDRESS OF SHAREHOLDER                      OF PORTFOLIO    OWNERSHIP
-------------------------------  ----------------------------------------------------  --------------  ----------
LifePath 2020 Portfolio          Mercer Trust Company                                        17%         Record
                                 One Investors Way
                                 Norwood, MA 02062

                                 NFS LLC                                                     51%         Record
                                 100 Magellan Way # KW1C
                                 Covington, KY 41015

                                 Wilmington Trust Company                                    33%         Record
                                 P.O. Box 8971
                                 Wilmington, DE 19899

LifePath 2030 Portfolio          Mercer Trust Company                                        12%         Record
                                 One Investors Way
                                 Norwood, MA 02062

                                 NFS LLC                                                     33%         Record
                                 100 Magellan Way # KW1C
                                 Covington, KY 41015

                                 Wilmington Trust Company                                    50%         Record
                                 P.O. Box 8971
                                 Wilmington, DE 19899

LifePath 2040 Portfolio          Wilmington Trust Company                                    98%         Record
                                 P.O. Box 8971
                                 Wilmington, DE 19899

LifePath 2050 Portfolio          Barclays California Corporation                             16%         Record
                                 45 Fremont Street
                                 San Francisco, CA 94105

                                 Mercer Trust Company                                        84%         Record
                                 One Investors Way
                                 Norwood, MA 02062

For purposes of the 1940 Act, any person who owns directly or through one or more controlled companies more than 25% of the voting securities of a company is presumed to "control" such company. Accordingly, to the extent that a shareholder identified in the foregoing table is identified as the beneficial holder of more than 25% of a LifePath Portfolio, or is identified as the holder of record of more than 25% of a LifePath Portfolio and has voting and/or investment powers, it may be presumed to control such LifePath Portfolio.

As of March 31, 2010, Trustees and officers of the Trust, as a group, beneficially owned less than 1% of the outstanding shares of the Trust.

Investment Adviser and Other Service Providers

INVESTMENT ADVISER. BFA provides investment advisory services to each Master Portfolio pursuant to an investment advisory contract (each, an "Advisory Contract") with MIP. Pursuant to the Advisory Contracts, BFA furnishes to MIP's Board of Trustees periodic reports on the investment strategy and performance of each Master Portfolio.

BFA is a wholly-owned subsidiary of BTC, which in turn is indirectly wholly-owned by BlackRock, Inc.

The corresponding Advisory Contract is subject to annual approval by (i) MIP's Board of Trustees or (ii) vote of a majority (as defined in the 1940 Act) of the outstanding voting interests of such Master Portfolio, provided that in either event the continuance also is approved by a majority of Independent Trustees of MIP, by a vote cast in person at a meeting called for the purpose of voting on such approval. The corresponding Advisory Contract is terminable without penalty on 60 days' written notice by either party. The corresponding Advisory Contract will terminate automatically, as to the relevant Master Portfolio, in the event of its assignment (as defined in the 1940 Act).

ADVISORY FEES. BFA is entitled to receive monthly fees at the annual rate of 0.35% of the average daily net assets of each Master Portfolio. BFA has contractually agreed, for the period May 1, 2006 through close of business on April 30, 2012, to waive management fees charged to the Master Portfolios in an amount equal to the management fees charged by BFA to the Underlying Funds in order to avoid duplication of such fees. In addition, BTC may receive fees as administrator of certain of the Underlying Funds; however, BFA has contractually agreed, through close of business on April 30, 2012, to waive from management fees charged to the Master Portfolios an amount equal to the administration fees charged by BTC to those Underlying Funds. Any such waiver will reduce the expenses of a Master Portfolio and, accordingly, have a favorable impact on its performance.

For the fiscal years shown below, the related Master Portfolio of each LifePath Portfolio paid, with respect to the LifePath Portfolios, the following management fees to BFA, net of waivers and/or offsetting credits:

                                  FISCAL YEAR ENDED       FISCAL YEAR        FISCAL YEAR
LIFEPATH PORTFOLIO                    12/31/2007       ENDED 12/31/2008    ENDED 12/31/2009
-------------------------------  -------------------  ------------------  -----------------
LifePath Retirement Portfolio          $ 18,223            $ 18,301           $ 34,699
LifePath 2020 Portfolio                $157,437            $ 99,817           $114,482
LifePath 2025 Portfolio/(1)/                N/A                 N/A                 N/A
LifePath 2030 Portfolio                $ 98,295            $ 58,864           $ 68,396
LifePath 2035 Portfolio/(1)/                N/A                 N/A                 N/A
LifePath 2040 Portfolio                $ 57,883            $ 30,501           $ 40,293
LifePath 2045 Portfolio/(1)/                N/A                 N/A                 N/A
LifePath 2050 Portfolio/(2)/                N/A             ($1,314)            ($2,166)
LifePath 2055 Portfolio/(1)/                N/A                 N/A                 N/A

--------
/(1)/ LifePath 2025 Portfolio, LifePath 2035 Portfolio, LifePath 2045 Portfolio and LifePath 2055 Portfolio have not yet commenced operations.
/(2)/   LifePath 2050 Portfolio commenced operations on June 30, 2008.

For the fiscal years shown below, BFA waived the following management fees with respect to the LifePath Portfolios:

                                  FISCAL YEAR ENDED    FISCAL YEAR ENDED      FISCAL YEAR
LIFEPATH PORTFOLIO                    12/31/2007           12/31/2008       ENDED 12/31/2009
-------------------------------  -------------------  -------------------  -----------------
LifePath Retirement Portfolio         $  424,199           $  473,654          $  601,228
LifePath 2020 Portfolio               $2,872,147           $2,722,162          $2,417,919
LifePath 2025 Portfolio/(1)/                N/A                   N/A                 N/A
LifePath 2030 Portfolio               $2,034,762           $2,013,088          $1,872,914
LifePath 2035 Portfolio/(1)/                N/A                   N/A                 N/A
LifePath 2040 Portfolio               $1,466,380           $1,480,212          $1,509,621
LifePath 2045 Portfolio/(1)/                N/A                   N/A                 N/A
LifePath 2050 Portfolio/(2)/                N/A            $      361          $   20,699
LifePath 2055 Portfolio/(1)/                N/A                   N/A                 N/A

-------
/(1)/ LifePath 2025 Portfolio, LifePath 2035 Portfolio, LifePath 2045 Portfolio and LifePath 2055 Portfolio have not yet commenced operations.
/(2)/   LifePath 2050 Portfolio commenced operations on June 30, 2008.

The fees and expenses of the Independent Trustees of MIP, counsel to the Independent Trustees of MIP and the independent registered public accounting firm that provides audit services in connection with the Master Portfolios (collectively referred to as the "MIP Independent Expenses") are paid directly by the Master Portfolios. For the period from January 1, 2007 through close of business on April 30, 2012, each of BTC and BFA, as applicable, has contractually undertaken to reimburse or provide an offsetting credit to each Master Portfolio for such MIP Independent Expenses.

For the fiscal years shown below, BFA provided an offsetting credit for MIP Independent Expenses, in the amounts shown, against management fees paid by the Master Portfolios in which the LifePath Portfolios invest:

                                  FISCAL YEAR ENDED    FISCAL YEAR ENDED    FISCAL YEAR ENDED
LIFEPATH PORTFOLIO                    12/31/2007           12/31/2008          12/31/2009
-------------------------------  -------------------  -------------------  ------------------
LifePath Retirement Portfolio          $12,052              $ 7,796              $ 8,435
LifePath 2020 Portfolio                $21,013              $16,283              $14,874
LifePath 2025 Portfolio/(1)/               N/A                  N/A                  N/A
LifePath 2030 Portfolio                $17,912              $13,511              $12,615
LifePath 2035 Portfolio/(1)/               N/A                  N/A                  N/A
LifePath 2040 Portfolio                $15,986              $11,495              $11,434
LifePath 2045 Portfolio/(1)/               N/A                  N/A                  N/A
LifePath 2050 Portfolio/(2)/               N/A              $ 1,329              $ 2,892
LifePath 2055 Portfolio/(1)/               N/A                  N/A                  N/A

-------
/(1)/ LifePath 2025 Portfolio, LifePath 2035 Portfolio, LifePath 2045 Portfolio and LifePath 2055 Portfolio have not yet commenced operations.
/(2)/   LifePath 2050 Portfolio commenced operations on June 30, 2008.

UNDERLYING FUNDS. BFA serves as investment adviser to each of the Underlying Funds, with the exception of BlackRock Cash Funds: Institutional, which invests in a master portfolio of MIP advised by BFA. Each Master Portfolio, as a shareholder of the Underlying Funds, bears a PRO RATA share of the Underlying Funds' management fees, which are based on aggregate net assets, as listed in the chart below. Please note that the list of Underlying Funds below is as of March 31, 2010 but BFA may add, eliminate or replace Underlying Funds at any time.

UNDERLYING FUND                                         ADVISORY FEE/(1)/
----------------------------------------------------    ----------------
Active Stock Master Portfolio                               0.25%
CoreAlpha Bond Master Portfolio                             0.25%
iShares S&P MidCap 400 Index Fund                           0.20%
iShares S&P SmallCap 600 Index Fund                         0.20%
iShares Cohen & Steers Realty Majors Index Fund             0.35%
iShares MSCI Canada Index Fund                              0.55%/(2)/
iShares MSCI EAFE Index Fund                                0.35%/(3)/
iShares MSCI EAFE Small Cap Index Fund                      0.40%
iShares MSCI Emerging Markets Index Fund                    0.72%/(4)/
iShares FTSE EPRA/NAREIT Developed Real Estate ex-          0.48%
 U.S. Index Fund
iShares Barclays TIPS Bond Fund                             0.20%
BlackRock Cash Funds: Institutional                         0.07%/(5)/

--------
/(1)/ BFA has contractually agreed through close of business on April 30, 2012, to waive management fees and administration fees, if any, charged to each Master Portfolio in an amount equal to the management fees charged by BFA to the Underlying Fund.
/(2)/ For its management services to the iShares MSCI Canada Index Fund, BFA is entitled to receive a management fee based on the Fund's allocable portion of the aggregate of the average daily net assets of the Fund and certain other iShares funds (iShares MSCI Australia Index Fund, iShares MSCI Austria Investable Market Index Fund, iShares MSCI Belgium Investable Market Index Fund, iShares MSCI EMU Index Fund, iShares MSCI France Index Fund, iShares MSCI Germany Index Fund, iShares MSCI Hong Kong Index Fund, iShares MSCI Italy Index Fund, iShares MSCI Japan Index Fund, iShares MSCI Japan Small Cap Index Fund, iShares MSCI Malaysia Index Fund, iShares MSCI Mexico Investable Market Index Fund, iShares MSCI Netherlands Investable Market Index Fund, iShares MSCI Singapore Index Fund, iShares MSCI Spain Index Fund, iShares MSCI Sweden Index Fund, iShares MSCI Switzerland Index Fund and iShares MSCI United Kingdom Index Fund) as follows: 0.59% per annum of the aggregate net assets less than or equal to $7.0 billion, plus 0.54% per annum of the aggregate net assets over $7.0 billion, up to and including $11.0 billion, plus 0.49% per annum of the aggregate net assets over $11.0 billion, up to and including $24.0 billion, plus 0.44% per annum of the aggregate net assets over $24.0 billion, up to and including $48.0 billion, plus 0.40% per annum of the aggregate net assets in excess of $48.0 billion.
/(3)/ For its management services to the iShares MSCI EAFE Index Fund, BFA is entitled to receive a management fee based on the Fund's allocable portion of the aggregate of the average daily net assets of the Fund and certain other iShares funds (iShares MSCI ACWI ex US Index Fund and iShares MSCI ACWI Index Fund) as follows: 0.35% per annum of the aggregate net assets less than or equal to $30 billion, plus 0.32% per annum of the aggregate net assets between $30.0 billion and $60.0 billion, plus 0.28% per annum of the aggregate net assets in excess of $60 billion.
/(4)/ For its management services to the iShares MSCI Emerging Markets Index Fund, BFA is entitled to receive a management fee based on the Fund's allocable portion of the aggregate of the average daily net assets of the Fund and certain other iShares funds (iShares MSCI All Country Asia ex Japan Index Fund, iShares MSCI BRIC Index Fund, iShares MSCI Emerging Markets Eastern Europe Index Fund, iShares MSCI Emerging Markets Financials Sector Index Fund and iShares MSCI Emerging Markets Materials Sector Index Fund) as follows: 0.75% per annum of the aggregate net assets less than or equal to $14.0 billion, plus 0.68% per annum of the aggregate net assets over $14.0 billion, up to and including $28.0 billion, plus 0.61% per annum of the aggregate net assets in excess of $28.0 billion.
/(5)/ The management fee for the BlackRock Cash Funds: Institutional is 0.10%, however BFA has contractually agreed to waive a portion of its management fee through close of business on April 30, 2012. After giving effect to such contractual waiver, the management fee will be 0.07%.

ADMINISTRATOR. The Trust has engaged BTC to provide certain administration services to the LifePath Portfolios. BTC and its affiliates provide the LifePath Portfolios with administration services, including provision of management reporting and treasury administration services, financial reporting, legal and tax services, and supervision of the LifePath Portfolios' administrative operations, preparation of proxy statements and shareholder reports. BTC and its affiliates also furnish office space and certain facilities to conduct the LifePath Portfolios' business and compensate the Trust's Trustees, officers and employees who are affiliated with BTC. BTC is entitled to receive an annual administration fee of 0.50% of average daily net assets of Investor A, Investor C, Institutional and Class R Shares and 0.15% of average daily net assets of Class K Shares of each LifePath Portfolio for providing administrative services.

BTC also may engage and supervise Shareholder Servicing Agents, as defined in "Shareholder Servicing Agents" below, on behalf of Investor A, Investor C, Institutional and Class R Shares of the LifePath Portfolios.

BTC has engaged the Transfer Agent to provide certain sub-administrative services to the LifePath Portfolios. BTC, not the LifePath Portfolios, is responsible for providing compensation to the Transfer Agent for such services.

BTC has also agreed to bear all costs of the LifePath Portfolios' operations, including shareholder servicing fees described below, other than brokerage expenses, management fees, distribution plan expenses, certain fees and expenses related to the Trust's Independent Trustees and their counsel, auditing fees, litigation expenses, taxes or other extraordinary expenses. BTC has contracted with the Transfer Agent to provide certain sub-administration services for the LifePath Portfolios, and BTC pays the Transfer Agent for these services.

For the fiscal years shown below, the LifePath Portfolios paid the following administration fees to BTC, net of waivers and/or offsetting credits:

                                  FISCAL YEAR ENDED    FISCAL YEAR ENDED    FISCAL YEAR ENDED
LIFEPATH PORTFOLIO                    12/31/2007           12/31/2008          12/31/2009
-------------------------------  -------------------  -------------------  ------------------
LifePath Retirement Portfolio         $  630,077          $  700,635           $  906,314
LifePath 2020 Portfolio               $4,328,921          $4,033,359           $3,615,234
LifePath 2025 Portfolio/(1)/                 N/A                 N/A                  N/A
LifePath 2030 Portfolio               $3,046,288          $2,960,478           $2,771,534
LifePath 2035 Portfolio/(1)/                 N/A                 N/A                  N/A
LifePath 2040 Portfolio               $2,177,674          $2,156,984           $2,212,707
LifePath 2045 Portfolio/(1)/                 N/A                 N/A                  N/A
LifePath 2050 Portfolio/(2)/                 N/A          $  (10,768)          $   19,353
LifePath 2055 Portfolio/(1)/                 N/A                 N/A                  N/A

--------
/(1)/ LifePath 2025 Portfolio, LifePath 2035 Portfolio, LifePath 2045 Portfolio and LifePath 2055 Portfolio have not yet commenced operations.
/(2)/   LifePath 2050 Portfolio commenced operations on June 30, 2008.

The fees and expenses of the Independent Trustees of the Trust, counsel to the Independent Trustees of the Trust and the Independent registered public accounting firm that provides audit services in connection with the LifePath Portfolios (collectively referred to as the "Independent Expenses") are paid directly by the LifePath Portfolios. For the fiscal year ended December 31, 2007, BTC voluntarily agreed to provide an offsetting credit against the administration fees paid by the LifePath Portfolios in an amount equal to the Independent Expenses. For the period from January 1, 2007 through close of business on April 30, 2012, each of BTC and BFA, as applicable, has contractually undertaken to reimburse or provide an offsetting credit to the LifePath Portfolios for such Independent Expenses.

For the fiscal years shown below, BTC provided an offsetting credit, in the amounts shown, against administration fees paid with respect to the LifePath
Portfolios:

                                  FISCAL YEAR ENDED    FISCAL YEAR ENDED    FISCAL YEAR ENDED
LIFEPATH PORTFOLIO                    12/31/2007           12/31/2008          12/31/2009
-------------------------------  -------------------  -------------------  ------------------
LifePath Retirement Portfolio          $18,027              $13,030              $13,105
LifePath 2020 Portfolio                $24,961              $21,114              $19,127
LifePath 2025 Portfolio/(1)/               N/A                  N/A                  N/A
LifePath 2030 Portfolio                $22,467              $18,530              $17,130
LifePath 2035 Portfolio/(1)/               N/A                  N/A                  N/A
LifePath 2040 Portfolio                $20,862              $16,496              $15,809
LifePath 2045 Portfolio/(1)/               N/A                  N/A                  N/A
LifePath 2050 Portfolio/(2)/               N/A              $11,282              $10,981
LifePath 2055 Portfolio/(1)/               N/A                  N/A                  N/A

-------
/(1)/ LifePath 2025 Portfolio, LifePath 2035 Portfolio, LifePath 2045 Portfolio and LifePath 2055 Portfolio have not yet commenced operations.
/(2)/   LifePath 2050 Portfolio commenced operations on June 30, 2008.

SHAREHOLDER SERVICING AGENTS. The Board of Trustees has adopted a Shareholder Servicing Plan pursuant to which the LifePath Portfolios have entered or may enter into Shareholder Servicing Agreements with BTC and other entities, and BTC may also enter into such Agreements with such other entities (including BlackRock, BRIL, BAC, Merrill Lynch, PNC, Barclays and their affiliates) (collectively, "Shareholder Servicing Agents") for the provision of certain services to holders of Investor A, Investor C, Institutional and Class R Shares. No such agreements are contemplated in respect of Class K Shares. The shareholder services provided by BTC or Shareholder Servicing Agents may include serving as an agent of the LifePath Portfolios for purposes of accepting orders for purchases and redemptions of LifePath Portfolio shares, providing administrative support and account service such as processing purchases and redemptions of shares on behalf of individual and omnibus LifePath Portfolio accounts, keeping records, transmitting reports and communications from the LifePath Portfolios, and providing reports on the status of individual and omnibus accounts. Shareholder Servicing Agents may provide these services, in whole or in part, by operating electronic transaction systems or websites through which shareholders may obtain information or engage in purchase or redemption transactions of LifePath Portfolio shares. By operating these systems or providing other services described above, the Shareholder Servicing Agents make the LifePath Portfolios available to their clients.

A Shareholder Servicing Agent may make decisions about which investment options it will service and make available to its clients based on the payments the Shareholder Servicing Agent may be eligible to receive for its services. Therefore, payments to a Shareholder Servicing Agent may create potential conflicts of interest between the Shareholder Servicing Agent and its clients where the Shareholder Servicing Agent determines which investment options it will make available to those clients.

Pursuant to its Administration Agreement with the Trust, as described in the section entitled "Administrator," BTC pays shareholder servicing fees to certain Shareholder Servicing Agents in amounts not exceeding maximum fee rates approved by the Trust's Board of Trustees for those shareholder servicing, sub-administration, recordkeeping, sub-transfer agency and processing services that the Shareholder Servicing Agents perform for their clients that would otherwise be performed by BTC or the LifePath Portfolios' other service providers. For providing some or all of these services, each Shareholder Servicing Agent is entitled to receive a monthly fee at the annual rate of up to 0.50% of the average daily net assets of the Institutional, Investor A, Class R and Investor C Shares, and 0.15% of the average daily net assets of the Class K Shares, of each LifePath Portfolio represented by shares owned during the period for which payment is being made by investors with whom the Shareholder Servicing Agent maintains a servicing relationship, or an amount that equals the maximum amount payable to the Shareholder Servicing Agent under applicable laws, regulations or rules, including the Conduct Rules of the National Association of Securities Dealers, Inc. ("NASD"), whichever is less. For providing some or all of these services for investors in shares of each LifePath Portfolio, each Shareholder Servicing Agent is also entitled to receive a monthly fee at an annual rate of up to 0.25% of the average daily net assets of shares of each LifePath Portfolio represented by shares owned during the period for which payment is being made by investors with whom the Shareholder Servicing Agent maintains a servicing relationship.

For the fiscal years shown below, BTC paid shareholder servicing fees on behalf of the Institutional (previously designated Class I) and Investor A Shares (previously designated Class R) of the LifePath Portfolios in the following aggregate amounts. As of such date, new Class R and Investor C Shares of the LifePath Portfolios had not commenced operations:

                                  FISCAL YEAR ENDED    FISCAL YEAR ENDED    FISCAL YEAR ENDED
LIFEPATH PORTFOLIO                    12/31/2007           12/31/2008          12/31/2009
-------------------------------  -------------------  -------------------  ------------------
LifePath Retirement Portfolio         $  502,393           $  645,733          $  520,128
LifePath 2020 Portfolio               $3,552,372           $3,849,665          $2,761,476
LifePath 2025 Portfolio/(1)/                 N/A                  N/A                 N/A
LifePath 2030 Portfolio               $2,484,967           $2,835,502          $2,122,282
LifePath 2035 Portfolio/(1)/                 N/A                  N/A                 N/A
LifePath 2040 Portfolio               $1,836,254           $2,071,492          $1,698,402
LifePath 2045 Portfolio/(1)/                 N/A                  N/A                 N/A
LifePath 2050 Portfolio/(2)/                 N/A                  N/A          $   26,007
LifePath 2055 Portfolio/(1)/                 N/A                  N/A                 N/A

--------
/(1)/ LifePath 2025 Portfolio, LifePath 2035 Portfolio, LifePath 2045 Portfolio and LifePath 2055 Portfolio have not yet commenced operations.
/(2)/   LifePath 2050 Portfolio commenced operations on June 30, 2008.

A Shareholder Servicing Agent also may impose certain conditions on its customers, subject to the terms of the LifePath Portfolios' Prospectuses and this SAI, that are in addition to or different from those imposed by the Trust, such as requiring a minimum initial investment or payment of a separate fee for additional services.

Shareholder Servicing Agents may charge their clients additional fees for account-related services. Shareholder Servicing Agents may charge their customers a service fee in connection with the purchase or redemption of LifePath Portfolio shares. The amount and applicability of such a fee is determined and disclosed to its customers by each individual Shareholder Servicing Agent. Service fees typically are fixed, nominal dollar amounts and are in addition to the sales and other charges described in the Prospectuses and this SAI. Your Shareholder Servicing Agent will provide you with specific information about any service fees you will be charged.

DISTRIBUTION PLANS. The Trust has entered into a distribution agreement with BRIL under which BRIL, as agent, offers shares of each LifePath Portfolio on a continuous basis. BRIL has agreed to use appropriate efforts to effect sales of the shares, but it is not obligated to sell any particular amount of shares. BRIL's principal business address is 40 East 52nd Street, New York, NY 10022. BRIL is an affiliate of BlackRock.

Pursuant to the distribution plans of the Investor A, Investor C and Class R Shares (each, a "Plan"), the LifePath Portfolio may pay BRIL and/or BlackRock or any other affiliate or significant shareholder of BlackRock fees for distribution and sales support services. Currently, as described further below, only Investor C and Class R Shares bear the expense of distribution fees under a Plan. In addition, the LifePath Portfolio may pay to brokers, dealers, financial institutions and industry professionals (including BlackRock, BRIL, BAC, Merrill Lynch, PNC and their affiliates) (collectively, "Service Organizations") fees for the provision of personal services to shareholders. In the past, BlackRock or BRIL has retained a portion of the shareholder servicing fees paid by the LifePath Portfolio.

Each LifePath Portfolio's Plans are subject to the provisions of Rule 12b-1 under the 1940 Act. In their consideration of a Plan, the Trustees must consider all factors they deem relevant, including information as to the benefits of the Plan to the LifePath Portfolio and the related class of shareholders. In approving a Plan in accordance with Rule 12b-1, the non-interested Trustees concluded that there is reasonable likelihood that the Plan will benefit the LifePath Portfolio and its related class of shareholders. The Plan provides, among other things, that: (i) the Board of Trustees shall receive quarterly reports regarding the amounts expended under the Plan and the purposes for which such expenditures were made; (ii) the Plan will continue in effect for so long as its continuance is approved at least annually by the Board of Trustees in accordance with Rule 12b-1 under the 1940 Act; (iii) any material amendment thereto must be approved by the Board of Trustees, including the Trustees who are not "interested persons" of the LifePath Portfolio (as defined in the 1940
Act) and who have no direct or indirect financial interest in the operation of the Plan or any agreement entered into in connection with the Plan (the "12b-1 Trustees"), acting in person at a meeting called for said purpose; (iv) any amendment to increase materially the costs which any class of shares may bear for distribution services pursuant to the Plan shall be effective only upon approval by a vote of a majority of the outstanding shares of such class and by a majority of the 12b-1

Trustees; and (v) while the Plan remains in effect, the selection and nomination of the LifePath Portfolio's Trustees who are not "interested persons" of the LifePath Portfolio shall be committed to the discretion of the LifePath Portfolio's non-interested Trustees. Rule 12b-1 further requires that each LifePath Portfolio preserve copies of each Plan and any report made pursuant to such plan for a period of not less than six years from the date of the Plan or such report, the first two years in an easily accessible place.

Payments under the Plans are based on a percentage of average daily net assets attributable to the shares regardless of the amount of expenses incurred. As a result, distribution-related revenues from the Plans may be more or less than distribution-related expenses of the related class. Information with respect to the distribution-related revenues and expenses is presented to the Trustees for their consideration quarterly. Distribution-related revenues consist of the service fees, the distribution fees and the contingent deferred sales charges ("CDSCs"). Distribution-related expenses consist of financial adviser compensation, branch office and regional operation center selling and transaction processing expenses, advertising, sales promotion and marketing expenses and interest expense. Distribution-related revenues paid with respect to one class will not be used to finance the distribution expenditures of another class. Sales personnel may receive different compensation for selling different classes of shares.

The Plan is terminable as to any class of shares without penalty at any time by a vote of a majority of the 12b-1 Trustees, or by vote of the holders of a majority of the shares of such class.

LIMITATIONS ON THE PAYMENT OF DEFERRED SALES CHARGES. The maximum sales charge rule in the Conduct Rules of the NASD imposes a limitation on certain asset-based sales charges such as the distribution fee borne by Class R Shares, and the distribution fee and the CDSC borne by the Investor C Shares. This limitation does not apply to the service fee. The maximum sales charge rule is applied separately to each class and limits the aggregate of distribution fee payments and CDSCs payable by a LifePath Portfolio to (1) 6.25% of eligible gross sales of Investor C and Class R Shares, computed separately (excluding shares issued pursuant to dividend reinvestments and exchanges), plus (2) interest on the unpaid balance for the respective class, computed separately, at the prime rate plus 1% (the unpaid balance being the maximum amount payable minus amounts received from the payment of the distribution fee and the CDSC).

OTHER COMPENSATION TO SELLING DEALERS. Pursuant to the Plans, each LifePath Portfolio may pay BRIL and/or BlackRock or any other affiliate of BlackRock fees for distribution and sales support services. In addition, each LifePath Portfolio may pay to Service Organizations fees for the provision of personal services to shareholders. In the past, BlackRock has retained a portion of the shareholder servicing fees paid by a LifePath Portfolio.

With respect to Class R Shares, the applicable distribution fees payable under the Plan are used to pay commissions and other fees payable to Service Organizations and other broker/dealers who sell Class R Shares.

With respect to Investor C Shares, Service Organizations and other broker-dealers receive commissions from BRIL for selling Investor C Shares, which are paid at the time of the sale. The applicable distribution fees payable under the Plans are intended to cover the expense to BRIL of paying such up-front commissions, as well as to cover ongoing commission payments to the broker-dealers or other Service Organizations. The CDSC is calculated to charge the investor with any shortfall that would occur if Investor C Shares are redeemed within 12 months of purchase.

From time to time BRIL and/or BlackRock and their affiliates may voluntarily waive receipt of distribution fees under each Plan, which waivers may be terminated at any time. Payments are made by the LifePath Portfolio pursuant to each Plan regardless of expenses incurred by BRIL or BlackRock.

The LifePath Portfolios currently do not make distribution payments with respect to Investor A Shares under the Plans. However, the Plans permit BRIL, BlackRock and certain of their affiliates to make payments relating to distribution and sales support activities out of their past profits or other sources available to them (and not as an additional charge to the LifePath Portfolio). From time to time, BRIL, BlackRock or their affiliates may compensate affiliated and unaffiliated Service Organizations for the sale and distribution of shares of a LifePath Portfolio or for services to a LifePath Portfolio and its shareholders. These non-Plan payments would be in addition to a LifePath Portfolio's payments described in this SAI for distribution and shareholder servicing. These non-Plan payments may take the form of, among other things, "due diligence" payments for a dealer's examination of the LifePath Portfolios and payments for providing extra employee training and information relating to LifePath Portfolios; "listing" fees for the placement of the LifePath Portfolios on a dealer's list of mutual funds available for purchase by its customers; "finders" fees for directing investors to the LifePath Portfolio; "distribution and marketing support" fees or "revenue sharing" for providing assistance in promoting the sale of the

LifePath Portfolios' shares; payments for the sale of shares and/or the maintenance of share balances; CUSIP fees; maintenance fees; and set-up fees regarding the establishment of new accounts. The payments made by BRIL, BlackRock and their affiliates may be a fixed dollar amount or may be based on a percentage of the value of shares sold to, or held by, customers of the Service Organization involved, and may be different for different Service Organizations. The payments described above are made from BRIL's, BlackRock's or their affiliates' own assets pursuant to agreements with Service Organizations and do not change the price paid by investors for the purchase of the LifePath Portfolio's shares or the amount the LifePath Portfolio will receive as proceeds from such sales.

The payments described above may be made, at the discretion of BRIL, BlackRock or their affiliates, to Service Organizations in connection with the sale and distribution of LifePath Portfolio shares. Pursuant to applicable NASD regulations, the details of certain of these payments, including the Service Organizations receiving such payments in connection with the sale and distribution of LifePath Portfolio shares, are required to be disclosed. As of the date of this SAI, as amended or supplemented from time to time, the following Service Organizations are receiving such payments: Ameriprise Financial Services, Inc., AXA Advisors, LLC, Banc of America Investment Services, Inc., Citigroup, Commonwealth Equity Services, LLP (Commonwealth Financial Network), LPL Financial Corporation, Merrill Lynch, MetLife Securities, Inc., Morgan Stanley, New England Securities Corporation, Oppenheimer & Co. Inc., Raymond James & Associates, Inc., Raymond James Financial Services, Inc., RBC Capital Markets, Tower Square Securities Inc., UBS, Wachovia Securities, Walnut Street Securities Inc., Wells Fargo and/or broker-dealers and other financial services firms under common control with the above organizations (or their successors or assignees). The level of payments made to these Service Organizations in any year will vary.

OTHER DISTRIBUTION ARRANGEMENTS. In lieu of payments pursuant to the foregoing, BRIL, BlackRock, PNC or their affiliates may make payments to the above named Service Organizations of an agreed-upon amount which, subject to certain agreed-upon minimums, will generally not exceed the amount that would have been payable pursuant to the formula, and may also make similar payments to other Service Organizations.

If investment advisers, distributors or affiliates of mutual funds pay bonuses and incentives in differing amounts, financial firms and their financial consultants may have financial incentives for recommending a particular mutual fund over other mutual funds. In addition, depending on the arrangements in place at any particular time, a financial firm and its financial consultants may also have a financial incentive for recommending a particular share class over other share classes. YOU SHOULD CONSULT YOUR FINANCIAL ADVISER AND REVIEW CAREFULLY ANY DISCLOSURE BY THE FINANCIAL FIRM AS TO COMPENSATION RECEIVED BY YOUR FINANCIAL ADVISER FOR MORE INFORMATION ABOUT THE PAYMENTS DESCRIBED ABOVE.

Furthermore, BRIL, BlackRock and their affiliates may contribute to various non-cash and cash incentive arrangements to promote the sale of shares, and may sponsor various contests and promotions subject to applicable Financial Industry Regulatory Authority, Inc. ("FINRA") regulations in which participants may receive prizes such as travel awards, merchandise and cash. Subject to applicable FINRA regulations, BRIL, BlackRock and their affiliates may also: (i) pay for the travel expenses, meals, lodging and entertainment of broker/dealers, financial institutions and their salespersons in connection with educational and sales promotional programs, (ii) sponsor speakers, educational seminars and charitable events and (iii) provide other sales and marketing conferences and other resources to broker-dealers, financial institutions and their salespersons.

BlackRock may pay certain fees to PNC Bank, National Association and certain of its affiliates with respect to certain shares not otherwise subject to shareholder servicing fees.

Service Organizations may charge their clients additional fees for account-related services. Service Organizations may charge their customers a service fee in connection with the purchase or redemption of LifePath Portfolio shares. The amount and applicability of such a fee is determined and disclosed to its customers by each individual Service Organization. Service fees typically are fixed, nominal dollar amounts and are in addition to the sales and other charges described in the Prospectuses and this SAI. Your Service Organization will provide you with specific information about any service fees you will be charged.

Pursuant to the Plans, each LifePath Portfolio enters into service arrangements with Service Organizations pursuant to which Service Organizations will render certain support services to their customers ("Customers") who are the beneficial owners of Investor A, Investor C and Class R Shares of all LifePath Portfolios. Such services will be provided to Customers who are the beneficial owners of shares of such classes and are intended to supplement the services provided by the LifePath Portfolio's

Administrators and Transfer Agent to the LifePath Portfolio's shareholders of record. In consideration for payment of the applicable service fee Service Organizations may provide general shareholder liaison services, including, but not limited to: (i) answering customer inquiries regarding account status and history, the manner in which purchases, exchanges and redemptions of shares may be effected and certain other matters pertaining to the Customers' investments; and (ii) assisting Customers in designating and changing dividend options, account designations and addresses.

To the extent a shareholder is not associated with a Service Organization, the shareholder servicing fees will be paid to BlackRock, and BlackRock will provide services. In addition to, rather than in lieu of, distribution and shareholder servicing fees that a LifePath Portfolio may pay to a Service Organization pursuant to the Plan and fees the LifePath Portfolio pays to its Transfer Agent, the LifePath Portfolio may enter into non-Plan agreements with Service Organizations pursuant to which the LifePath Portfolio will pay a Service Organization for administrative, networking, recordkeeping, sub-transfer agency and shareholder services. These non-Plan payments are generally based on either:
(1) a percentage of the average daily net assets of LifePath Portfolio shareholders serviced by a Service Organization or (2) a fixed dollar amount for each account serviced by a Service Organization. The aggregate amount of these payments may be substantial. From time to time, BlackRock, BRIL or their affiliates also may pay a portion of the fees for administrative, networking, omnibus, operational and recordkeeping, sub-transfer agency and shareholder services described above at its or their own expense and out of its or their legitimate profits.

For the fiscal year ended December 31, 2009, the LifePath Portfolios paid the following fees for distribution-related services under the Distribution Plan with respect to Investor A Shares. As of such date, Class R and Investor C Shares of the Trust had not commenced operations:

                                            FISCAL YEAR ENDED
LIFEPATH PORTFOLIO                             12/31/2009
-------------------------------------  --------------------------
LifePath Retirement Portfolio                   $101,847
LifePath 2020 Portfolio                         $511,559
LifePath 2025 Portfolio/(1)/                         N/A
LifePath 2030 Portfolio                         $397,581
LifePath 2035 Portfolio/(1)/                         N/A
LifePath 2040 Portfolio                         $288,410
LifePath 2045 Portfolio/(1)/                         N/A
LifePath 2050 Portfolio                         $  1,697
LifePath 2055 Portfolio/(1)/                         N/A

--------
/(1)/ LifePath 2025 Portfolio, LifePath 2035 Portfolio, LifePath 2045 Portfolio and LifePath 2055 Portfolio have not yet commenced operations.

Payments are made by the LifePath Portfolios pursuant to each Distribution Plan regardless of expenses incurred by the Distributor. In addition to payments received from the LifePath Portfolios, selling or servicing agents may receive significant additional payments directly from BTC, BFA, BRIL or their affiliates in connection with the sale of LifePath Portfolio shares.

MIP DISTRIBUTION PLAN. MIP's Board of Trustees has adopted, on behalf of each LifePath Master Portfolio, a "defensive" distribution plan under Section 12(b) of the 1940 Act and Rule 12b-1 thereunder (the "MIP Plan"). The MIP Plan was adopted by a majority of MIP's Board of Trustees, including a majority of those Trustees who are not "interested persons" (as defined in the 1940 Act) of MIP, on October 10, 1995 and approved annually in the same manner. The MIP Plan provides that if any portion of a LifePath Master Portfolio's advisory fees (up to 0.25% of the average daily net assets of each LifePath Master Portfolio on an annual basis) were deemed to constitute an indirect payment for activities that are primarily intended to result in the sale of interests in a LifePath Master Portfolio, such payment would be authorized pursuant to the MIP Plan.

CUSTODIAN. State Street is the custodian for each LifePath Portfolio and Master Portfolio and is located at 200 Clarendon Street, Boston, MA 02116. The custodian, among other things, maintains a custody account or accounts in the name of the LifePath Portfolios and Master Portfolios; receives and delivers all assets for the LifePath Portfolios and Master Portfolios upon purchase and upon sale or maturity; collects and receives all income and other payments and distributions on account of the assets of the LifePath Portfolios and Master Portfolios; and pays all expenses of the LifePath Portfolios. State Street is not entitled to receive compensation for its services as custodian so long as it receives fees from BTC for providing sub-administration services to the LifePath Portfolios.

TRANSFER AND DIVIDEND DISBURSING AGENT. PNC Global Investment Servicing (U.S.) Inc., a subsidiary of PNC, acts as each LifePath Portfolio's transfer agent pursuant to a Transfer Agency, Dividend Disbursing Agency and Shareholder Servicing Agency Agreement (the "Transfer Agency Agreement") with the LifePath Portfolios. Pursuant to the Transfer Agency Agreement, the Transfer Agent is responsible for the issuance, transfer and redemption of shares and the opening and maintenance of shareholder accounts. PNC GIS is paid fees for the services it provides based on the type of account and the level of services provided. PNC GIS is also entitled to be reimbursed for its reasonable out-of-pocket expenses. BTC has agreed to pay these fees and expenses pursuant to its Administration Agreement with the Trust. PNC GIS may be paid fees for certain accounts that participate in certain fee-based programs sponsored by BFA or its affiliates. For purposes of the Transfer Agency Agreement, the term "account" includes a shareholder account maintained directly by the Transfer Agent and any other account representing the beneficial interest of a person in the relevant share class on a recordkeeping system.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM. PricewaterhouseCoopers LLP, located at Three Embarcadero Center, San Francisco, CA 94111, serves as the independent registered public accounting firm for the Trust.

LEGAL COUNSEL. Sidley Austin LLP, located at 787 Seventh Avenue, New York, NY 10019, serves as legal counsel to the Trust, MIP and BFA.

Portfolio Managers

As of December 31, 2009, the individuals named as Portfolio Managers of the Master Portfolios in the Prospectuses were primarily responsible for the day-to-day management of certain types of other portfolios and/or accounts, as indicated in the table below:

                       REGISTERED                                              ACCOUNTS WITH
                       INVESTMENT        OTHER POOLED                         INCENTIVE-BASED
                        COMPANIES    INVESTMENT VEHICLES    OTHER ACCOUNTS    FEE ARRANGEMENTS
DAGMAR NIKLES         ------------  ---------------------  ----------------  -----------------
Number of Accounts        N/A                31                   3                 N/A
Net Assets                N/A          $15,140,406,393         $300,541             N/A

                       REGISTERED                                              ACCOUNTS WITH
                       INVESTMENT        OTHER POOLED                         INCENTIVE-BASED
                        COMPANIES    INVESTMENT VEHICLES    OTHER ACCOUNTS    FEE ARRANGEMENTS
LESLIE GAMBON         ------------  ---------------------  ----------------  -----------------
Number of Accounts        N/A                31                   3                 N/A
Net Assets                N/A          $15,140,406,393         $501,218             N/A

                       REGISTERED                                              ACCOUNTS WITH
                       INVESTMENT        OTHER POOLED                         INCENTIVE-BASED
                        COMPANIES    INVESTMENT VEHICLES    OTHER ACCOUNTS    FEE ARRANGEMENTS
ALAN MASON            ------------  ---------------------  ----------------  -----------------
Number of Accounts        N/A               N/A                   4                 N/A
Net Assets                N/A               N/A                $231,863             N/A

                       REGISTERED                                              ACCOUNTS WITH
                       INVESTMENT        OTHER POOLED                         INCENTIVE-BASED
                        COMPANIES    INVESTMENT VEHICLES    OTHER ACCOUNTS    FEE ARRANGEMENTS
AMY WHITELAW/(1)/     ------------  ---------------------  ----------------  -----------------
Number of Accounts        N/A                86                   2                 N/A
Net Assets                N/A          $25,993,680,327         $908,190             N/A

--------
/(1)/ Ms. Whitelaw was appointed as a Portfolio Manager of the Master Portfolios effective April 30, 2010. Her information in the table above is as of December 31, 2009.

Certain of the portfolios or accounts for which the Portfolio Managers are primarily responsible for the day-to-day management are composed of securities the identity and amount of which are selected by a computer model that is based on prescribed, objective criteria using independent third-party data to replicate independently maintained indexes. The Portfolio Managers are required to manage each portfolio or account to meet those objectives. Pursuant to BTC and BFA policy, investment opportunities are allocated equitably among the Master Portfolios and other portfolios and accounts. For example, under certain circumstances, an investment opportunity may be restricted due to limited supply on the market, legal constraints or other factors, in which event the investment opportunity will be allocated equitably among those portfolios and accounts, including the Master Portfolios, seeking such investment opportunity. As a consequence, from time to time the Master Portfolios may receive a smaller allocation of an investment opportunity than they would have if the Portfolio Managers and BFA and its affiliates did not manage other portfolios or accounts.

Like the Master Portfolios, the other portfolios or accounts for which the Portfolio Managers are primarily responsible for the day-to-day portfolio management generally pay an asset-based fee to BFA or BTC, as applicable, for its advisory services. One or more of those other portfolios or accounts, however, may pay BTC an incentive-based fee in lieu of, or in addition to, an asset-based fee for its advisory services. A portfolio or account with an incentive-based fee would pay BTC a portion of that portfolio's or account's gains, or would pay BTC more for its services than would otherwise be the case if BTC meets or exceeds specified performance targets. By their very nature, incentive-based fee arrangements could present an incentive for BTC to devote greater resources, and allocate more investment opportunities, to the portfolios or accounts that have those fee arrangements, relative to other portfolios or accounts, in order to earn larger fees. Although BTC has an obligation to allocate resources and opportunities equitably among portfolios and accounts and intends to do so, interestholders of the Master Portfolios should be aware that, as with any group of portfolios and accounts managed by an investment adviser and/or its affiliates pursuant to varying fee arrangements, including incentive-based fee arrangements, there is the potential for a conflict-of-interest, that may result in the Portfolio Managers' favoring those portfolios or accounts with incentive-based fee arrangements.

None of the portfolios or accounts in the table above were subject to management fees based on the performance of those portfolios or accounts.

The discussion below describes the Portfolio Managers' compensation as of December 1, 2009.

PORTFOLIO MANAGER COMPENSATION OVERVIEW. BFA's financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based discretionary bonus, and participation in various benefits programs. In addition, a Portfolio Manager may have been paid a signing bonus or awarded sign-on equity in connection with initiation of employment with BlackRock.

BASE COMPENSATION. Generally, portfolio managers receive base compensation based on their seniority and/or their position with the firm. Senior portfolio managers who perform additional management functions within the portfolio management group or within BlackRock may receive additional compensation for serving in these other capacities.

DISCRETIONARY INCENTIVE COMPENSATION. Discretionary incentive compensation is a function of several components: the performance of BlackRock, the performance of the portfolio manager's group within BlackRock, the investment performance, including risk-adjusted returns, of the firm's assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual's seniority, role within the portfolio management team, teamwork and contribution to the overall performance of these portfolios and BlackRock.

DISTRIBUTION OF DISCRETIONARY INCENTIVE COMPENSATION. Discretionary incentive compensation is distributed to portfolio managers in a combination of cash and BlackRock, Inc. restricted stock units which vest ratably over a number of years. The BlackRock, Inc. restricted stock units, if properly vested, will be settled in BlackRock common stock. Typically, the cash bonus, when combined with base salary, represents more than 60% of total compensation for the portfolio managers. Paying a portion of annual bonuses in stock puts compensation earned by a portfolio manager for a given year "at risk" based on BlackRock's ability to sustain and improve its performance over future periods.

From time to time long-term incentive equity awards are granted to certain key employees to aid in retention, align their interests with long-term shareholder interests and motivate performance. Equity awards are generally granted in the form of BlackRock, Inc. restricted stock units that, once vested, settle in BlackRock common stock.

As of December 31, 2009, the Portfolio Managers beneficially owned no interests in any of the LifePath Portfolios that invest in Master Portfolios for which they are primarily responsible for the day-to-day management.

Determination of Net Asset Value

VALUATION OF SHARES. The aggregate net asset value of each LifePath Portfolio is calculated based on the net asset value of the corresponding Master Portfolio and is determined once daily Monday through Friday as of the close of business on the New York Stock Exchange (the "NYSE") on each day the NYSE is open for trading based upon prices at the time of closing. The NYSE generally closes at 4:00 p.m. Eastern time. The price at which a purchase or redemption is effected is based on the next calculation of net asset value after such an order is placed. Any assets or liabilities initially expressed in terms of non-U.S. dollar currencies are translated into U.S. dollars at the prevailing market rates as quoted by one or more banks or dealers on the day of valuation. The NYSE is not open for trading on New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

The aggregate net asset value of the Master Portfolio is the value of the securities held by the Master Portfolio plus any cash or other assets (including interest and dividends accrued but not yet received) minus all liabilities (including accrued expenses). Expenses, including the fee payable to BlackRock, are accrued daily. Each investor in the Master Portfolio may add to or reduce its investment in the Master Portfolio on each day the NYSE is open for trading. The value of each investor's interest in the Master Portfolio will be determined after the close of business on the NYSE by multiplying the aggregate net asset value of the Master Portfolio by the percentage, effective for that day, that represents the investor's share of the aggregate interests in the Master Portfolio. Any additions or withdrawals to be effected on that day will then be effected. The investor's percentage of the aggregate interests in the Master Portfolio will then be recomputed as the percentage equal to the fraction (i) the numerator of which is the value of such investor's investment in the Master Portfolio as of the time of determination on such day plus or minus, as the case may be, the amount of any additions to or withdrawals from the investor's investment in the Master Portfolio effected on such day, and (ii) the denominator of which is the aggregate net asset value of the Master Portfolio as of such time on such day plus or minus, as the case may be, the amount of the net additions to or withdrawals from the aggregate investments in the Master Portfolio by all investors in the Master Portfolio. The percentage so determined will then be applied to determine the value of the investor's interest in the Master Portfolio after the close of business on the NYSE or the next determination of the aggregate net asset value of the Master Portfolio.

Valuation of securities held by each LifePath Portfolio or Master Portfolio is as follows:

EQUITY INVESTMENTS. Equity securities traded on a recognized securities exchange (E.G., NYSE), separate trading boards of a securities exchange or through a market system that provides contemporaneous transaction pricing information (an "Exchange") are valued via independent pricing services generally at the Exchange closing price or if an Exchange closing price is not available, the last traded price on that Exchange prior to the time as of which the assets or liabilities are valued, however, under certain circumstances other means of determining current market value may be used. If an equity security is traded on more than one Exchange, the current market value of the security where it is primarily traded generally will be used. In the event that there are no sales involving an equity security held by a LifePath Portfolio on a day on which the LifePath Portfolio values such security, the last bid (long positions) or ask (short positions) price, if available, will be used as the value of such security. If a LifePath Portfolio holds both long and short positions in the same security, the last bid price will be applied to securities held long and the last ask price will be applied to securities sold short. If no bid or ask price is available on a day on which a LifePath Portfolio values such security, the prior day's price will be used, unless BlackRock determines that such prior day's price no longer reflects the fair value of the security, in which case such asset would be treated as a fair value asset.

FIXED-INCOME INVESTMENTS. Fixed-income securities for which market quotations are readily available are generally valued using such securities' most recent bid prices provided directly from one or more broker-dealers, market makers, or independent third-party pricing services which may use matrix pricing and valuation models to derive values, each in accordance with valuation procedures approved by the Trust's Board. The amortized cost method of valuation may be used with respect to debt obligations with 60 days or less remaining to maturity unless BFA determines such method does not represent fair value. Loan participation notes are generally valued at the mean of the last available bid prices from one or more brokers or dealers as obtained from independent third-party pricing services. Certain fixed-income investments including asset-backed and mortgage-related securities may be valued based on valuation models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. Fixed-income securities for which market quotations are not readily available may be valued by third-party pricing services that make a valuation determination by securing transaction data (E.G., recent representative bids), credit quality information, perceived market movements, news, and other relevant information and by other methods, which may include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions.

OPTIONS, FUTURES, SWAPS AND OTHER DERIVATIVES. Exchange-traded equity options for which market quotations are readily available are valued at the mean of the last bid and ask prices as quoted on the Exchange or the board of trade on which such options are traded. In the event that there is no mean price available for an exchange traded equity option held by a LifePath Portfolio on a day on which the LifePath Portfolio values such option, the last bid (long positions) or ask (short positions) price, if available, will be used as the value of such option. If no bid or ask price is available on a day on which a LifePath Portfolio values such option, the prior day's price will be used, unless BlackRock determines that such prior day's price no longer reflects the fair value of the option in which case such option will be treated as a fair value asset. OTC options may be valued using a mathematical model which incorporates a number of market data factors. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their last sale price or settle price as of the close of such exchanges. Swap agreements and other derivatives are generally valued daily based upon quotations from market makers or by a pricing service in accordance with the valuation procedures approved by the Board.

UNDERLYING FUNDS. Shares of underlying open-end funds are valued at net asset value. Shares of underlying exchange-traded closed-end funds or other ETFs will be valued at their most recent closing price.

GENERAL VALUATION INFORMATION

In determining the market value of portfolio investments, the LifePath Portfolio may employ independent third-party pricing services, which may use, without limitation, a matrix or formula method that takes into consideration market indexes, matrices, yield curves and other specific adjustments. This may result in the securities being valued at a price different from the price that would have been determined had the matrix or formula method not been used. All cash, receivables and current payables are carried on each LifePath Portfolio's books at their face value.

Prices obtained from independent third-party pricing services, broker-dealers or market makers to value each LifePath Portfolio's securities and other assets and liabilities are based on information available at the time the LifePath Portfolio values its assets and liabilities. In the event that a pricing service quotation is revised or updated subsequent to the day on which the LifePath Portfolio valued such security, the revised pricing service quotation generally will be applied prospectively. Such determination shall be made considering pertinent facts and circumstances surrounding such revision.

In the event that application of the methods of valuation discussed above result in a price for a security which is deemed not to be representative of the fair market value of such security, the security will be valued by, under the direction of, or in accordance with a method specified by the Trust's Board as reflecting fair value. All other assets and liabilities (including securities for which market quotations are not readily available) held by a LifePath Portfolio (including restricted securities) are valued at fair value as determined in good faith by the Trust's Board or by BlackRock (its delegate). Any assets and liabilities which are denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange.

Certain of the securities acquired by the LifePath Portfolios may be traded on foreign exchanges or OTC markets on days on which a LifePath Portfolio's net asset value is not calculated. In such cases, the net asset value of a LifePath Portfolio's shares may be significantly affected on days when investors can neither purchase nor redeem shares of the LifePath Portfolio.

FAIR VALUE. When market quotations are not readily available or are believed by BlackRock to be unreliable, a LifePath Portfolio's investments are valued at fair value ("Fair Value Assets"). Fair Value Assets are valued by BlackRock in accordance with procedures approved by the Trust's Board. BlackRock may conclude that a market quotation is not readily available or is unreliable if a security or other asset or liability does not have a price source due to its complete lack of trading, if BlackRock believes a market quotation from a broker-dealer or other source is unreliable (E.G., where it varies significantly from a recent trade, or no longer reflects the fair value of the security or other asset or liability subsequent to the most recent market quotation), where the security or other asset or liability is only thinly traded or due to the occurrence of a significant event subsequent to the most recent market quotation. For this purpose, a "significant event" is deemed to occur if BlackRock determines, in its business judgment prior to or at the time of pricing a LifePath Portfolio's assets or liabilities, that it is likely that the event will cause a material change to the last exchange closing price or closing market price of one or more assets or liabilities held by the LifePath Portfolio. On any date the NYSE is open and the primary exchange on which a foreign asset or liability is traded is closed, such asset or liability will be valued using the prior day's price, provided that BlackRock is not aware of any significant event or other information that would cause such price to no longer reflect the fair value of the asset or liability, in which case such asset or liability would be treated as a Fair Value Asset. For certain foreign securities, a third-party vendor supplies evaluated, systematic fair value pricing based upon the movement of a proprietary multi-factor model after the relevant foreign markets have closed. This systematic fair value pricing methodology is designed to correlate the prices of foreign securities following the close of the local markets to the price that might have prevailed as of a LifePath Portfolio's pricing time.

BlackRock, with input from the BlackRock Portfolio Management Group, will submit its recommendations regarding the valuation and/or valuation methodologies for Fair Value Assets to BlackRock's Valuation Committee. The Valuation Committee may accept, modify or reject any recommendations. In addition, the LifePath Portfolios' accounting agent periodically endeavors to confirm the prices it receives from all third-party pricing services, index providers and broker-dealers, and, with the assistance of BlackRock, to regularly evaluate the values assigned to the securities and other assets and liabilities held by the LifePath Portfolios. The pricing of all Fair Value Assets is subsequently reported to and ratified by the Board or a Committee thereof.

When determining the price for a Fair Value Asset, the BlackRock Valuation Committee (or the Pricing Group) shall seek to determine the price that a LifePath Portfolio might reasonably expect to receive from the current sale of that asset or liability in an arm's-length transaction. The price generally may not be determined based on what a LifePath Portfolio might reasonably expect to receive for selling an asset or liability at a later time or if it holds the asset or liability to maturity. Fair value determinations shall be based upon all available factors that the Valuation Committee (or Pricing Group) deems relevant at the time of the determination, and may be based on analytical values determined by BlackRock using proprietary or third-party valuation models.

Fair value represents a good faith approximation of the value of an asset or liability. The fair value of one or more assets or liabilities may not, in retrospect, be the price at which those assets or liabilities could have been sold during the period in which the particular fair values were used in determining a LifePath Portfolio's net asset value. As a result, a LifePath Portfolio's sale or redemption of its shares at net asset value, at a time when a holding or holdings are valued at fair value, may have the effect of diluting or increasing the economic interest of existing shareholders.

Each LifePath Portfolio's annual audited financial statements, which are prepared in accordance with generally accepted accounting principles ("GAAP"), follow the requirements for valuation set forth in Statement on Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"), which defines and establishes a framework for measuring fair value under GAAP and expands financial statement disclosure requirements relating to fair value measurements.

Generally, FAS 157 and other accounting rules applicable to mutual funds and various assets in which they invest are evolving. Such changes may adversely affect a LifePath Portfolio. For example, the evolution of rules governing the determination of the fair market value of assets or liabilities to the extent such rules become more stringent would tend to increase the cost and/or reduce the availability of third-party determinations of fair market value. This may in turn increase the costs associated with selling assets or affect their liquidity due to the LifePath Portfolio's inability to obtain a third-party determination of fair market value.

Purchase of Shares

Most BlackRock-advised open-end funds offer multiple classes of shares under a plan adopted under Rule 18f-3 under the 1940 Act. Investor A Shares are sold to investors choosing the initial sales charge alternative and Investor C Shares are sold to investors choosing the deferred sales charge alternative.

The applicable offering price for purchase orders is based on the net asset value of a LifePath Portfolio next determined after receipt of the purchase order by a dealer or other financial intermediary ("Selling Dealer") that has been authorized by the Distributor by contract to accept such orders. As to purchase orders received by Selling Dealers prior to the close of business on the NYSE (generally, the NYSE closes at 4:00 p.m. Eastern time), on the day the order is placed, including orders received after the close of business on the previous day, the applicable offering price is based on the net asset value determined as of the close of business on the NYSE on that day. If the purchase orders are not received by the Selling Dealer before the close of business on the NYSE, such orders are deemed received on the next business day. It is the responsibility of brokers to transmit purchase orders and payment on a timely basis. Generally, if payment is not received within the period described in the prospectuses, the order will be canceled, notice thereof will be given, and the broker and its customers will be responsible for any loss to the LifePath Portfolio or its shareholders. Orders of less than $500 may be mailed by a broker to the Transfer Agent.

The minimum investment for the initial purchase of shares is set forth in the prospectus for each LifePath Portfolio. The minimum initial investment for employees of a LifePath Portfolio, BlackRock, a Lifepath Portfolio's sub-advisers or Transfer Agent or employees of their affiliates is $100, unless payment is made through a payroll deduction program in which case the minimum investment is $25.

Each LifePath Portfolio has lower investment minimums for other categories of shareholders eligible to purchase Institutional Shares, including selected fee-based programs. Each LifePath Portfolio may permit a lower initial investment for certain investors if their purchase, combined with purchases by other investors received together by the LifePath Portfolio, meets the minimum investment requirement. Each LifePath Portfolio may enter into agreements with certain firms whereby such firms will be able to convert shares of a LifePath Portfolio from one class of shares to another class of shares of the same LifePath Portfolio. Shareholders should consult with their own tax advisors regarding any tax consequences relating to such conversions. Each LifePath Portfolio may reject any purchase order, modify or waive the minimum initial or subsequent investment requirements and suspend and resume the sale of any share class of any LifePath Portfolio at any time.

Each LifePath Portfolio or the Distributor may suspend the continuous offering of the LifePath Portfolio's shares of any class at any time in response to conditions in the securities markets or otherwise and may resume offering the shares from time to time. Any order may be rejected by a LifePath Portfolio or the Distributor. Neither the Distributor, the securities dealers nor other financial intermediaries are permitted to withhold placing orders to benefit themselves by a price change.

The term "purchase," as used in the Prospectus and this SAI, refers to (i) a single purchase by an individual, (ii) concurrent purchases by an individual, his or her spouse and their children under the age of 21 years purchasing shares for his, her or their own account, and (iii) single purchases by a trustee or other fiduciary purchasing shares for a single trust estate or single fiduciary account although more than one beneficiary may be involved. The term "purchase" also includes purchases by any "company," as that term is defined in the 1940 Act, but does not include purchases by (i) any company that has not been in existence for at least six months, (ii) a company that has no purpose other than the purchase of shares of a LifePath Portfolio or shares of other registered investment companies at a discount, or (iii) any group of individuals whose sole organizational nexus is that its participants are credit cardholders of a company, policyholders of an insurance company, customers of either a bank or broker-dealer or clients of an investment adviser.

INSTITUTIONAL SHARES. Institutional Shares may be purchased at net asset value without a sales charge. Only certain investors are eligible to purchase Institutional Shares. Investors who are eligible to purchase Institutional Shares should purchase Institutional Shares because they are not subject to any sales charge and have lower ongoing expenses than Investor A, Investor C or Class R Shares. A LifePath Portfolio may in its discretion waive or modify any minimum investment amount, may reject any order for any class of shares and may suspend and resume the sale of shares of any LifePath Portfolio at any time.

ELIGIBLE INSTITUTIONAL SHARE INVESTORS. Institutional Shares of the LifePath Portfolios may be purchased by customers of broker-dealers and agents that have established a servicing relationship with the LifePath Portfolio on behalf of their customers. These broker-dealers and agents may impose additional or different conditions on the purchase or redemption of LifePath Portfolio shares by their customers and may charge their customers transaction, account or other fees on the purchase and redemption of LifePath Portfolio shares. Each broker-dealer or agent is responsible for transmitting to its customers a schedule of any such fees and information regarding any additional or different conditions regarding purchases and redemptions. Shareholders who are customers of such broker-dealers or agents should consult them for information regarding these fees and conditions.

Payment for Institutional Shares must normally be made in Federal funds or other funds immediately available by 4 p.m. (Eastern time) on the first business day following receipt of the order. Payment may also, in the discretion of the LifePath Portfolio, be made in the form of securities that are permissible investments for the LifePath Portfolio. If payment for a purchase order is not received by the prescribed time, an investor may be liable for any resulting losses or expenses incurred by the LifePath Portfolio.

Investors who currently own Institutional Shares in a shareholder account are entitled to purchase additional Institutional Shares of a LifePath Portfolio in that account, although shareholders that hold their shares through a financial adviser or other financial intermediary that has an omnibus account with the LifePath Portfolio must meet the Institutional minimum investment requirements in order to make such additional purchases. In addition, the following investors may purchase Institutional Shares: employees, officers, directors/trustees of BlackRock, Inc., the LifePath Portfolios, MIP, The PNC Financial Services Group Inc., Merrill Lynch & Co., Inc., Barclays PLC or their respective affiliates and any trust, pension, profit-sharing or other benefit plan for such persons; institutional and individual retail investors with a minimum investment of $2 million who purchase through certain broker-dealers or directly from the LifePath Portfolio; certain qualified retirement plans; investors in selected fee based programs; clients of registered investment advisers who have $250,000 invested in the LifePath Portfolios; clients of the Trust departments of PNC Bank and Merrill Lynch Bank & Trust Co., FSB and their affiliates for whom they
(i) act in a fiduciary capacity (excluding participant directed employee benefit plans); (ii) otherwise have investment discretion; or (iii) act as custodian for at least $2 million in assets; unaffiliated banks, thrifts or trust companies that have agreements with the Distributor; and holders of certain Merrill Lynch sponsored unit investment trusts (UITs) who reinvest dividends received from such UITs in shares of a LifePath Portfolio.

PURCHASE PRIVILEGES OF CERTAIN PERSONS. Employees, officers, directors/trustees of BlackRock, Inc., the LifePath Portfolios, MIP, Merrill Lynch & Co., Inc., The PNC Financial Services Group Inc., or their respective affiliates; and any trust, pension, profit-sharing or other benefit plan for such persons may purchase Institutional Shares without regard to any existing minimum investment requirements. A LifePath Portfolio realizes economies of scale and reduction of sales-related expenses by virtue of the familiarity of these persons with the LifePath Portfolio. Employees, directors, and board members of other funds wishing to purchase shares of a LifePath Portfolio must satisfy the LifePath Portfolio's suitability standards.

INITIAL SALES CHARGE ALTERNATIVE - INVESTOR A SHARES. Investors who prefer an initial sales charge alternative may elect to purchase Investor A Shares.

Investors qualifying for significantly reduced initial sales charges may find the initial sales charge alternative particularly attractive because similar sales charge reductions are not available with respect to the deferred sales charges imposed in connection with investments in Investor C Shares. Investors who do not qualify for reduced initial sales charges and who expect to maintain their investment for an extended period of time also may elect to purchase Investor A Shares, because over time the accumulated ongoing service and distribution fees on Investor C and Class R Shares may exceed the Investor A initial sales charge and service fee. Although some investors who previously purchased Institutional Shares may no longer be eligible to purchase Institutional Shares of other LifePath Portfolios, those previously purchased Institutional Shares, together with Investor A and Investor C Share holdings, will count toward a right of accumulation that may qualify the investor for a reduced initial sales charge on new initial sales charge purchases. In addition, the ongoing Investor C and Class R Shares service and distribution fees will cause Investor C and Class R Shares to have higher expense ratios, pay lower dividends and have lower total returns than the Investor A Shares. The ongoing Investor A Shares' service fees will cause Investor A Shares to have a higher expense ratio, pay lower dividends and have a lower total return than Institutional Shares.

The Distributor may reallow discounts to selected securities dealers and other financial intermediaries and retain the balance over such discounts. At times the Distributor may reallow the entire sales charge to such dealers. Since securities dealers and other financial intermediaries selling Investor A Shares of a LifePath Portfolio will receive a concession equal to most of the sales charge, they may be deemed to be underwriters under the Securities Act.

REDUCED INITIAL SALES CHARGES. Certain investors may be eligible for a reduction in or waiver of a sales load due to the nature of the investors and/or the reduced sales efforts necessary to obtain their investments.

REINVESTED DIVIDENDS. No sales charges are imposed upon shares issued as a result of the automatic reinvestment of dividends.

RIGHTS OF ACCUMULATION. Investors have a "right of accumulation" under which the current value of an investor's existing Investor and Institutional Shares in most BlackRock-advised funds and the investment in the BlackRock College Advantage 529 Program by the investor or by or on behalf of the investor's spouse and minor children may be combined with the amount of the current purchase in determining whether an investor qualifies for a breakpoint and a reduced front-end sales charge. Financial intermediaries may value current holdings of their customers differently for purposes of determining whether an investor qualifies for a breakpoint and a reduced front-end sales charge, although customers of the same financial intermediary will be treated similarly. In order to use this right, the investor must alert BlackRock to the existence of any previously purchased shares.

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LETTER OF INTENT. An investor may qualify for a reduced front-end sales charge immediately by signing a "Letter of Intent" stating the investor's intention to buy a specified amount of Investor or Institutional Shares in one or more BlackRock-advised funds within the next 13 months that would, if bought all at once, qualify the investor for a reduced sales charge. The initial investment must meet the minimum initial purchase requirement. The 13-month Letter of Intent period commences on the day that the Letter of Intent is received by the LifePath Portfolio, and the investor must tell the LifePath Portfolio that later purchases are subject to the Letter of Intent. Purchases submitted prior to the date the Letter of Intent is received by the LifePath Portfolio are not counted toward the sales charge reduction. During the term of the Letter of Intent, the LifePath Portfolio will hold Investor A Shares representing up to 5% of the indicated amount in an escrow account for payment of a higher sales load if the full amount indicated in the Letter of Intent is not purchased. If the full amount indicated is not purchased within the 13-month period and the investor does not pay the higher sales load within 20 days, the LifePath Portfolio will redeem enough of the Investor A Shares held in escrow to pay the difference.

PURCHASE PRIVILEGES OF CERTAIN PERSONS.

QUALIFIED PLANS. In general, no sales charge will apply to purchases by authorized qualified employee benefit plans ("Qualified Plans") of Investor A Shares. BlackRock may pay placement fees to dealers, up to the following amounts, on purchases of Investor A Shares of all LifePath Portfolios by Qualified Plans:

               Less than $3,000,000                           1.00%
               Above $3 million but less than $15 million     0.50%
               $15 million and above                          0.25%

For the table above, the placement fees indicated will apply up to the indicated breakpoint (so that, for example, a sale of $4 million worth of Investor A Shares will result in a placement fee of up to 1.00% on the first $3 million and 0.50% on the final $1 million).

OTHER. The following persons associated with the LifePath Portfolios, BlackRock, the sub-advisers, Distributor, fund accounting agent or Transfer Agent and their affiliates may buy Investor A Shares of each of the LifePath Portfolios without paying a sales charge to the extent permitted by these firms: (a) officers, directors and partners; (b) employees and retirees; (c) representatives of firms who have entered into selling agreements to distribute shares of BlackRock-advised funds; (d) immediate family members of such persons; and (e) any trust, pension, profit-sharing or other benefit plan for any of the persons set forth in (a) through (d). The following persons may also buy Investor A Shares without paying a sales charge: (a) authorized qualified employee benefit plans and rollovers of current investments in a LifePath Portfolio through such plans; (b) persons investing through an authorized payroll deduction plan; (c) persons investing through an authorized investment plan for organizations which operate under Section 501(c)(3) of the Internal Revenue Code; (d) registered investment advisers, trust companies and bank trust departments exercising discretionary investment authority with respect to amounts to be invested in a LifePath Portfolio; (e) persons associated with the LifePath Portfolio, the LifePath Portfolio's Distributor, BlackRock, the sub-advisers, Transfer Agent, Barclays PLC and their affiliates; (f) persons participating in a "wrap account" or similar program under which they pay advisory fees to a broker-dealer or other financial institution; (g) persons participating in an account or program under which they pay fees to a broker-dealer or other financial institution for providing transaction processing and other administrative services, but not investment advisory services; and (h) MetLife employees. Investors who qualify for any of these exemptions from the sales charge should purchase Investor A Shares.

If you invest $1,000,000 or more in Investor A Shares, you may not pay an initial sales charge. However, if you redeem your Investor A Shares within eighteen months after purchase, you may be charged a deferred sales charge. The deferred sales charge on Investor A Shares is not charged in connection with:
(a) redemptions of Investor A Shares purchased through authorized qualified employee benefit plans or savings plans and rollovers of current investments in a LifePath Portfolio through such plans; (b) exchanges described in "Exchange Privilege" below; (c) redemptions made in connection with minimum required distributions due to the shareholder reaching age 70 1/2 from individual retirement account and 403(b)(7) accounts; (d) redemptions made with respect to certain retirement plans sponsored by BlackRock or its affiliates; (e) redemptions (i) within one year of a shareholder's death or, if later, the receipt of a certified probate settlement (including in connection with the distribution of account assets to a beneficiary of the decedent) or (ii) in connection with a shareholder's disability (as defined in the Internal Revenue
Code) subsequent to the purchase of Investor A Shares; (f) involuntary redemptions of Investor A Shares in accounts with low balances; (g) certain redemptions made pursuant to the Systematic Withdrawal Plan (described below);
(h) redemptions

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related to the payment of PFPC custodial IRA fees; and (i) redemptions when a shareholder can demonstrate hardship, in the absolute discretion of a LifePath Portfolio.

The CDSC related to purchases of $1,000,000 or more of Investor A Shares is not charged if the dealer receives a placement fee over time during the 18 months after purchase.

Investor A Shares are also available at net asset value to investors that, for regulatory reasons, are required to transfer investment positions from a foreign registered investment company advised by BlackRock or its affiliates to a U.S. registered BlackRock-advised fund.

ACQUISITION OF CERTAIN INVESTMENT COMPANIES. Investor A Shares may be offered at net asset value in connection with the acquisition of the assets of, or merger or consolidation with, a personal holding company or a public or private investment company.

PURCHASES THROUGH CERTAIN FINANCIAL INTERMEDIARIES. Reduced sales charges may be applicable for purchases of Investor A Shares of a LifePath Portfolio through certain financial advisers, selected securities dealers and other financial intermediaries that meet and adhere to standards established by BlackRock from time to time.

DEFERRED SALES CHARGE ALTERNATIVE - INVESTOR C SHARES. If you select Investor C Shares, you do not pay an initial sales charge at the time of purchase. A LifePath Portfolio will not accept a purchase order of $500,000 or more for Investor C Shares.

The deferred sales charge alternative may be particularly appealing to investors who do not qualify for the reduction in initial sales charges. Investor C Shares are subject to ongoing service fees and distribution fees; however, these fees potentially may be offset to the extent any return is realized on the additional funds initially invested in Investor C Shares.

BlackRock compensates financial advisers and other financial intermediaries for selling Investor C Shares at the time of purchase from its own funds. Proceeds from the CDSC and the distribution fee are paid to the Distributor and are used by the Distributor to defray the expenses of securities dealers or other financial intermediaries (including Merrill Lynch and BAC) related to providing distribution-related services to each LifePath Portfolio in connection with the sale of Investor C Shares. The combination of the CDSC and the ongoing distribution fee facilitates the ability of each LifePath Portfolio to sell the Investor C Shares without a sales charge being deducted at the time of purchase. See "Distribution Plans" above. Imposition of the CDSC and the distribution fee on Investor C Shares is limited by the NASD asset-based sales charge rule. See "Limitations on the Payment of Deferred Sales Charges" above.

Investor C Shares that are redeemed within one year of purchase may be subject to a 1.00% CDSC charged as a percentage of the dollar amount subject thereto. In determining whether an Investor C CDSC is applicable to a redemption, the calculation will be determined in the manner that results in the lowest possible rate being charged. The charge will be assessed on an amount equal to the lesser of the proceeds of redemption or the cost of the shares being redeemed. Accordingly, no Investor C CDSC will be imposed on increases in net asset value above the initial purchase price. In addition, no Investor C CDSC will be assessed on shares acquired through reinvestment of dividends. It will be assumed that the redemption is first of shares held for over one year or shares acquired pursuant to reinvestment of dividends and then of shares held longest during the one-year period. A transfer of shares from a shareholder's account to another account will be assumed to be made in the same order as a redemption.

CONTINGENT DEFERRED SALES CHARGE WAIVERS AND REDUCTIONS

The CDSC on Investor C Shares is not charged in connection with: (1) redemptions of Investor C Shares purchased through certain authorized qualified employee benefit plans and rollovers of current investments in the LifePath Portfolio through such plans; (2) exchanges described in "Exchange Privilege" below; (3) redemptions made in connection with minimum required distributions due to the shareholder reaching age 70 1/2 from IRA and 403(b)(7) accounts; (4) redemptions made

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with respect to certain retirement plans sponsored by the LifePath Portfolio,
BlackRock or its affiliates; (5) redemptions in connection with a shareholder's death as long as the waiver request is made within one year of death or, if later, reasonably promptly following completion of probate (including in connection with the distribution of account assets to a beneficiary of the decedent) or disability (as defined in the Internal Revenue Code) subsequent to the purchase of Investor C Shares; (6) withdrawals resulting from shareholder disability (as defined in the Internal Revenue Code) as long as the disability arose subsequent to the purchase of the shares; (7) involuntary redemptions of Investor C Shares in accounts with low balances as described in "Redemption of Shares" below; (8) redemptions made pursuant to a systematic withdrawal plan, subject to the limitations set forth under "Systematic Withdrawal Plan" below;
(9) redemptions related to the payment of PFPC custodial IRA fees; and (10) redemptions when a shareholder can demonstrate hardship, in the absolute discretion of the LifePath Portfolio. In addition, no CDSC is charged on Investor C Shares acquired through the reinvestment of dividends or distributions.

CLASS R SHARES. The LifePath Portfolios offer Class R Shares as described in each LifePath Portfolio's Prospectus. Class R Shares are available only to certain retirement plans. Class R Shares are not subject to an initial sales charge or a CDSC but are subject to an ongoing distribution fee of 0.25% per year and an ongoing service fee of 0.25% per year. Distribution fees are used to support the LifePath Portfolio's marketing and distribution efforts, such as compensating financial advisers and other financial intermediaries, advertising and promotion. Service fees are used to compensate securities dealers and other financial intermediaries for service activities. If Class R Shares are held over time, these fees may exceed the maximum sales charge that an investor would have paid as a shareholder of one of the other share classes.

CLASS K SHARES. Class K Shares of each LifePath Portfolio are available only to
(i) qualified recordkeepers with a distribution and/or fund servicing agreement (establishing an omnibus trading relationship) maintained with the LifePath Portfolio's distributor, (ii) defined benefit plans, defined contribution plans, endowments and foundations with greater than $100 million in a qualified tax-exempt plan, and (iii) employers with greater than $100 million in the aggregate between qualified and non-qualified plans that they sponsor (collectively, "Institutions"). You may purchase or redeem shares of a LifePath Portfolio each Business Day. Class K Shares are normally purchased through a customer's account at an Institution through procedures established by such Institution. Each LifePath Portfolio's initial minimum investment for Class K Shares is $1. The minimum investment for additional purchases is $1. Class K Shares are not subject to an initial sales charge, a CDSC or ongoing service or distribution fees.

REDEMPTION FEE. Certain BlackRock-advised funds charge a 2.00% redemption fee on the proceeds (calculated at market value) of a redemption (either by sale or exchange) of fund shares made within 30 days of purchase. The redemption fee is for the benefit of the remaining shareholders of a fund and is intended to encourage long-term investment, to compensate for transaction and other expenses caused by early redemptions and exchanges, and to facilitate portfolio management. The "first-in, first-out" method is used to determine the holding period. Under this method, the date of redemption or exchange will be compared with the earliest purchase date of shares held in the account. A new 30-day period begins with each acquisition of shares through a purchase or exchange. For example, a series of transactions in which shares of Fund A are exchanged for shares of Fund B 20 days after the purchase of the Fund A shares, followed in 20 days by an exchange of the Fund B shares for shares of Fund C, will be subject to two redemption fees (one on each exchange). A fund sells shares to some 401(k) plans, 403(b) plans, bank or trust company accounts, and accounts of certain financial institutions or intermediaries that do not apply the redemption fee to underlying shareholders, often because of administrative or systems limitations. From time to time, with the approval of a fund, the redemption fee will not be assessed on redemptions or exchanges by:

.. accounts of asset allocation or wrap programs or other fee-based programs whose trading practices are determined by the fund not to be detrimental to the fund or long-term shareholders (e.g., model driven programs with periodic automatic portfolio rebalancing that prohibit participant-directed trading and other programs with similar characteristics);

..  accounts of shareholders who have died or become disabled;

..  shareholders redeeming or exchanging shares:

-  through the fund's Systematic Withdrawal Plan or Systematic Exchange Plan,

- in connection with required distributions from an individual retirement account, certain omnibus accounts (including retirement plans qualified under Sections 401(a) or 401(k) of the Internal Revenue Code), a 403(b) plan or any other Internal Revenue Code Section 401 qualified employee benefit plan or account,

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- in connection with plans administered as college savings plans under Section
529 of the Internal Revenue Code;

.. shareholders executing rollovers of current investments in the fund through qualified employee benefit plans;

.. redemptions of shares acquired through dividend reinvestment;

.. funds whose trading practices are determined by the fund not to be detrimental to the fund or long- term shareholders; and

.. certain other accounts in the absolute discretion of the fund when the redemption fee is de minimis or a shareholder can demonstrate hardship

Each fund may sell shares to certain 401(k) plans, 403(b) plans, bank or trust company accounts and accounts or certain financial institutions or intermediaries that do not apply the redemption fee to underlying shareholders, often because of administrative or systems limitations.

CLOSED END FUND REINVESTMENT OPTION. Subject to the conditions set forth below, shares of each LifePath Portfolio are offered at net asset value to shareholders of certain continuously offered closed-end funds advised by BlackRock (an "Eligible Fund") who wish to reinvest the net proceeds from a sale of such shares. Upon exercise of this reinvestment option, shareholders of BlackRock Senior Floating Rate Fund II, Inc. will receive Investor C Shares of a LifePath Portfolio.

In order to exercise this reinvestment option, a shareholder of an Eligible Fund must sell his or her shares back to the Eligible Fund in connection with a tender offer conducted by the Eligible Fund and reinvest the proceeds immediately in the designated class of shares of a LifePath Portfolio. Purchase orders from Eligible Fund shareholders who wish to exercise this reinvestment option will be accepted only on the day that the related tender offer terminates and will be effected at the net asset value of the designated class of shares of a LifePath Portfolio on such day. Shareholders who exercise the reinvestment option will not be required to pay any Early Withdrawal Charge that may be due on the sale of their Eligible Fund shares. Under the reinvestment privilege, Eligible Fund shareholders will pay the Early Withdrawal Charge in the form of a contingent deferred sales charge only upon redemption of the Investor C Shares they acquire in the transaction. In determining whether a CDSC is due on the redemption of such Investor C Shares, the holding period of the Eligible Fund shares will be tacked to the holding period of the shares acquired upon the exercise of the reinvestment privilege. The CDSC schedule that applies to the acquired shares will be the same as the Early Withdrawal Charge schedule that applies to the Eligible Fund shares sold.

DECLARATION OF TRUST PROVISIONS REGARDING REDEMPTIONS AT OPTION OF TRUST. As provided in the Trust's Declaration of Trust, the Trustees may require shareholders to redeem shares for any reason under terms set by the Trustees, including, but not limited to, the failure of a shareholder to supply a taxpayer identification number if required to do so, or to have the minimum investment required, or to pay when due for the purchase of shares issued to such shareholder.

Redemption of Shares

Shares normally will be redeemed for cash upon receipt of a request in proper form, although each LifePath Portfolio retains the right to redeem some or all of its shares in-kind under unusual circumstances (valued in the same way as they would be

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valued for purposes of computing a LifePath Portfolio's NAV), in order to protect the interests of remaining shareholders, or to accommodate a request by a particular shareholder that does not adversely affect the interest of the remaining shareholders, by delivery of securities selected from the LifePath Portfolio's assets at its discretion. In-kind payment means payment will be made in portfolio securities rather than cash. If this occurs, the redeeming shareholder might incur brokerage or other transaction costs to convert the securities to cash. Each LifePath Portfolio has elected, however, to be governed by Rule 18f-1 under the 1940 Act so that the LifePath Portfolio is obligated to redeem its shares solely in cash up to the lesser of $250,000 or 1% of its net asset value during any 90-day period for any shareholder of the LifePath Portfolio. The redemption price is the net asset value per share next determined after the initial receipt of proper notice of redemption.

Except for any CDSC or redemption fee that may be applicable, there will be no redemption charge if your redemption request is sent directly to the Transfer Agent. If you are liquidating your holdings you will receive all dividends reinvested through the date of redemption.

The right to redeem shares may be suspended or payment upon redemption may be delayed for more than seven days only (i) for any period during which trading on the NYSE is restricted as determined by the Commission or during which the NYSE is closed (other than customary weekend and holiday closings), (ii) for any period during which an emergency exists, as defined by the Commission, as a result of which disposal of portfolio securities or determination of the net asset value of a LifePath Portfolio is not reasonably practicable, and (iii) for such other periods as the Commission may by order permit for the protection of shareholders of the LifePath Portfolio. (A LifePath Portfolio may also suspend or postpone the recordation of the transfer of its shares upon the occurrence of any of the foregoing conditions.)

Each Master Portfolio, with other investment companies advised by BlackRock, has entered into a joint committed line of credit with a syndicate of banks that is intended to provide the LifePath Portfolio with a temporary source of cash to be used to meet redemption requests from shareholders in extraordinary or emergency circumstances.

The LifePath Portfolio may redeem shares involuntarily to reimburse a LifePath Portfolio for any loss sustained by reason of the failure of a shareholder to make full-payment for shares purchased by the shareholder or to collect any charge relating to a transaction effected for the benefit of a shareholder. The LifePath Portfolio reserves the express right to redeem shares of each LifePath Portfolio involuntarily at any time if the LifePath Portfolio's Board determines, in its sole discretion, that failure to do so may have adverse consequences to the holders of shares in the LifePath Portfolio. Upon such redemption the holders of shares so redeemed shall have no further right with respect thereto other than to receive payment of the redemption price.

Shareholder Services

Each Fund offers one or more of the shareholder services described below that are designed to facilitate investment in its shares. You can obtain more information about these services from each Fund by calling the telephone number on the cover page, or from the Distributor, your financial adviser, your selected securities dealer or other financial intermediary. Certain of these services are available only to U.S. investors.

INVESTMENT ACCOUNT. If your account is maintained at the Transfer Agent (an "Investment Account") you will receive statements, at least quarterly, from the Transfer Agent. These statements will serve as confirmations for automatic investment purchases and the reinvestment of dividends. The statements also will show any other activity in your Investment Account since the last statement. You also will receive separate confirmations for each purchase or sale transaction other than automatic investment purchases and the reinvestment of dividends. If your Investment Account is held at the Transfer Agent you may make additions to it at any time by mailing a check directly to the Transfer Agent. You may also maintain an account through a selected securities dealer or other financial intermediary. If you transfer shares out of an account maintained with a selected securities dealer or other financial intermediary, an Investment Account in your name may be opened automatically at the Transfer Agent.

You may transfer LifePath Portfolio shares from a selected securities dealer or other financial intermediary to another securities dealer or other financial intermediary that has entered into an agreement with the Distributor. Certain shareholder services may not be available for the transferred shares. All future trading of these assets must be coordinated by the new firm. If you wish to transfer your shares to a securities dealer or other financial intermediary that has not entered into an agreement with the Distributor, you must either (i) redeem your shares, paying any applicable CDSC or (ii) continue to

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maintain an Investment Account at the Transfer Agent for those shares. You also may request that the new securities dealer or other financial intermediary maintain the shares in an account at the Transfer Agent registered in the name of the securities dealer or other financial intermediary for your benefit whether the securities dealer or other financial intermediary has entered into a selected dealer agreement or not. In the interest of economy and convenience and because of the operating procedures of each LifePath Portfolio, share certificates will not be issued physically. Shares are maintained by each LifePath Portfolio on its register maintained by the Transfer Agent and the holders thereof will have the same rights and ownership with respect to such shares as if certificates had been issued.

If you are considering transferring a tax-deferred retirement account, such as an individual retirement account, from one selected securities dealer to another securities dealer or other financial intermediary, you should be aware that if the new firm will not take delivery of shares of the LifePath Portfolio, you must either redeem the shares (paying any applicable CDSC) so that the cash proceeds can be transferred to the account at the new firm, or you must continue to maintain a retirement account at the original selected securities dealer for those shares.

EXCHANGE PRIVILEGE. U.S. shareholders of Investor A, Investor C and Institutional Shares of each LifePath Portfolio have an exchange privilege with certain other BlackRock-advised funds. In order to qualify for the exchange privilege, the shares you wish to exchange are required to have a net asset value of at least $100. The minimum amount for exchanges of Investor Shares is $1,000, although you may exchange less than $1,000 if you already have an account in the BlackRock-advised fund into which you are exchanging. You may only exchange into a share class and a BlackRock-advised fund that are open to new investors or in which you have a current account if the class or fund is closed to new investors. If you held the shares used in the exchange for 30 days or less, you may be charged a redemption fee at the time of the exchange. Before effecting an exchange, you should obtain a currently effective prospectus of the fund into which you wish to make the exchange. Exercise of the exchange privilege is treated as a sale of the exchanged shares and a purchase of the acquired shares for Federal income tax purposes.

EXCHANGES OF INVESTOR A AND INSTITUTIONAL SHARES. Investor A and Institutional Shares are exchangeable with shares of the same class of other BlackRock-advised funds.

Exchanges of Institutional Shares outstanding ("outstanding Institutional Shares") for Institutional Shares of a second BlackRock-advised fund or for shares of a money market fund ("new Institutional Shares") are effected on the basis of relative net asset value per Institutional Share. Exchanges of Investor A Shares outstanding ("outstanding Investor A Shares") for Investor A Shares of a second BlackRock-advised fund, or for shares of a money market fund ("new Investor A Shares") are effected on the basis of relative net asset value per share.

EXCHANGES OF INVESTOR C SHARES. Shareholders of certain LifePath Portfolios with Investor C Shares outstanding ("outstanding Investor C Shares") may exchange their shares for Investor C Shares of a second BlackRock-advised fund or for shares of a money market fund ("new Investor C Shares") on the basis of relative net asset value per Investor C Share, without the payment of any CDSC. Certain LifePath Portfolios impose different CDSC schedules. For purposes of computing the CDSC upon redemption of new Investor C Shares, the time you held both the exchanged Investor C Shares and the new Investor C Shares will count towards the holding period of the new Investor C Shares.

EXCHANGES FOR SHARES OF A MONEY MARKET FUND. You may exchange any class of Investor Shares for shares of an affiliated money market fund. If you exchange into BlackRock Summit Cash Reserves Fund ("Summit"), a series of BlackRock Financial Institutions Series Trust, you will receive one of two classes of shares: exchanges of Investor A and Institutional Shares of a LifePath Portfolio will receive Investor A Shares of Summit and exchanges of Investor C Shares of a LifePath Portfolio will receive Investor B Shares of Summit. You may exchange Investor A Shares of Summit back into Investor A or Institutional Shares of a LifePath Portfolio. You may exchange Investor B Shares of Summit back into Investor C Shares of a LifePath Portfolio. Investor B Shares of Summit are subject to a distribution fee at an annual rate of 0.75% of average daily net assets of such Investor B Shares. Exchanges of Investor B or Investor C Shares of a money market fund other than Summit for Investor C Shares of a LifePath Portfolio will be exercised at net asset value. However, a CDSC will be charged in connection with any subsequent redemption of the Investor C Shares of the LifePath Portfolio received in the exchange. In determining the holding period for calculating the CDSC payable on such redemption, the holding period of the money market fund Investor B or Investor C Shares originally held will be added to the holding period of the Investor C Shares acquired through exchange.

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EXCHANGES BY PARTICIPANTS IN CERTAIN PROGRAMS. The exchange privilege may be modified with respect to certain participants in mutual fund advisory programs and other fee-based programs sponsored by BlackRock, an affiliate of BlackRock, or selected securities dealers or other financial intermediaries that have an agreement with the Distributor. See "Fee-Based Programs" below.

EXERCISE OF THE EXCHANGE PRIVILEGE. To exercise the exchange privilege, you should contact your financial adviser or PNC GIS, who will advise each LifePath Portfolio of the exchange. If you do not hold share certificates, you may exercise the exchange privilege by wire through your securities dealer or other financial intermediary. Each LifePath Portfolio reserves the right to require a properly completed exchange application.

A shareholder who wishes to make an exchange may do so by sending a written request to BlackRock at the following address: P.O. Box 9819, Providence, RI 02940-8019. Shareholders are automatically provided with telephone exchange privileges when opening an account, unless they indicate on the Application that they do not wish to use this privilege. To add this feature to an existing account that previously did not provide this option, a Telephone Exchange Authorization Form must be filed with PNC GIS. This form is available from PNC GIS. Once this election has been made, the shareholder may simply contact BlackRock by telephone at (800) 441-7762 to request the exchange. During periods of substantial economic or market change, telephone exchanges may be difficult to complete and shareholders may have to submit exchange requests to BlackRock in writing.

If the exchanging shareholder does not currently own shares of the investment portfolio whose shares are being acquired, a new account will be established with the same registration, dividend and capital gain options and broker of record as the account from which shares are exchanged, unless otherwise specified in writing by the shareholder with all signatures guaranteed by an eligible guarantor institution as defined below. In order to participate in the Automatic Investment Program or establish a Systematic Withdrawal Plan for the new account, however, an exchanging shareholder must file a specific written request.

Any share exchange must satisfy the requirements relating to the minimum initial investment requirement, and must be legally available for sale in the state of the investor's residence. For Federal income tax purposes, a share exchange is a taxable event and, accordingly, a capital gain or loss may be realized. Before making an exchange request, shareholders should consult a tax or other financial adviser and should consider the investment objective, policies and restrictions of the investment portfolio into which the shareholder is making an exchange. Brokers may charge a fee for handling exchanges.

The LifePath Portfolio reserves the right to suspend, modify or terminate the exchange privilege at any time. Notice will be given to shareholders of any material modification or termination except where notice is not required. The LifePath Portfolio reserves the right to reject any telephone exchange request. Telephone exchanges may be subject to limitations as to amount or frequency, and to other restrictions that may be established from time to time to ensure that exchanges do not operate to the disadvantage of any portfolio or its shareholders.

The LifePath Portfolio, the administrators and BRIL will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. The LifePath Portfolio and its service providers will not be liable for any loss, liability, cost or expense for acting upon telephone instructions reasonably believed to be genuine in accordance with such procedures. By use of the exchange privilege, the investor authorizes the LifePath Portfolio's Transfer Agent to act on telephonic or written exchange instructions from any person representing himself to be the investor and believed by the LifePath Portfolio's Transfer Agent to be genuine. The records of the LifePath Portfolio's Transfer Agent pertaining to such instructions are binding. The exchange privilege may be modified or terminated at any time upon 60 days' notice to affected shareholders.

Each LifePath Portfolio reserves the right to limit the number of times an investor may exercise the exchange privilege. Certain LifePath Portfolios may suspend the continuous offering of their shares to the general public at any time and may resume such offering from time to time. The exchange privilege is available only to U.S. shareholders in states where the exchange legally may be made. The exchange privilege may be applicable to other new mutual funds whose shares may be distributed by the Distributor.

FEE-BASED PROGRAMS. Certain fee-based programs offered by BlackRock or its affiliates, or by a selected securities dealer or other financial intermediary that has an agreement with the Distributor, including pricing alternatives for securities transactions (each referred to in this paragraph as a "Program"), may permit the purchase of Institutional Shares. Under specified circumstances, participants in certain Programs may exchange their shares in the Program for Institutional Shares.

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Initial or deferred sales charges otherwise due in connection with such exchanges may be waived or modified, as may the Conversion Period applicable to the deposited shares. Termination of participation in a Program may result in the redemption of shares or the automatic exchange of shares to another class at net asset value. Shareholders that participate in a Program generally have two options at termination. A Program can be terminated and the shares liquidated or a Program can be terminated and the shares held in an account. In general, when a shareholder chooses to continue to hold the shares, whatever share class was held in the Program can be held after termination. Shares that have been held for less than specified periods within a Program may be subject to a fee upon redemption. Shareholders that held Investor A or Institutional Shares in a Program are eligible to purchase additional shares of the respective share class of the LifePath Portfolio, but purchase of Investor A Shares may be subject to upfront sales charges. A shareholder may only make additional purchases of Institutional Shares if the shareholder is otherwise eligible to purchase Institutional Shares.

RETIREMENT AND EDUCATION SAVINGS PLANS. Individual retirement accounts and other retirement and education savings plans are available from your financial intermediary. Under these plans, investments may be made in a LifePath Portfolio and certain of the other mutual funds sponsored by BlackRock or its affiliates as well as in other securities. There may be fees associated with investing through these plans. Information with respect to these plans is available on request from your financial intermediary.

Dividends received in each of the plans referred to above are exempt from Federal taxation until distributed from the plans and, in the case of Roth IRAs and education savings plans, may be exempt from taxation when distributed as well. Investors considering participation in any retirement or education savings plan should review specific tax laws relating to the plan and should consult their attorneys or tax advisers with respect to the establishment and maintenance of any such plan.

AUTOMATIC INVESTMENT PLANS. Investor Class shareholders who were shareholders of the Compass Capital Group of Funds at the time of its combination with The PNC(R) Fund in 1996 may arrange for periodic investments in that LifePath Portfolio through automatic deductions from a checking or savings account. The minimum pre-authorized investment amount is $50. If you buy shares of a LifePath Portfolio through certain accounts, no minimum charge to your bank account is required. Contact your financial adviser or other financial intermediary for more information.

AUTOMATIC DIVIDEND REINVESTMENT PLAN. Each LifePath Portfolio will distribute substantially all of its net investment income and net realized capital gains, if any, to shareholders. All distributions are reinvested at net asset value in the form of additional full and fractional shares of the same class of shares of the relevant LifePath Portfolio unless a shareholder elects otherwise. Such election, or any revocation thereof, must be made in writing to PNC GIS, and will become effective with respect to dividends paid after its receipt by PNC GIS. Each LifePath Portfolio declares a dividend each day on "settled" shares (i.e., shares for which the particular LifePath Portfolio has received payment in Federal funds) on the first business day after a purchase order is placed with the LifePath Portfolio. Payments by check are normally converted to Federal funds within two business days of receipt. Over the course of a year, substantially all of the LifePath Portfolio's net investment income will be declared as dividends. The amount of the daily dividend for each LifePath Portfolio will be based on periodic projections of its net investment income. All dividends are paid within ten days after the end of each month. Net realized capital gains (including net short-term capital gains), if any, will be distributed by each LifePath Portfolio at least annually.

SYSTEMATIC WITHDRAWAL PLANS. Shareholders may receive regular distributions from their accounts via a Systematic Withdrawal Plan ("SWP"). Upon commencement of the SWP, the account must have a current value of $10,000 or more in a LifePath Portfolio. Shareholders may elect to receive automatic cash payments of $50 or more at any interval. You may choose any day for the withdrawal. If no day is specified, the withdrawals will be processed on the 25th day of the month or, if such day is not a business day, on the prior business day and are paid promptly thereafter. An investor may utilize the SWP by completing the Systematic Withdrawal Plan Application Form which may be obtained by visiting our website at www.blackrock.com/funds.

Shareholders should realize that if withdrawals exceed income dividends their invested principal in the account will be depleted. To participate in the SWP, shareholders must have their dividends automatically reinvested. Shareholders may change or cancel the SWP at any time, upon written notice to BlackRock, or by calling the LifePath Portfolio at (800) 441-7762. Purchases of additional Investor A Shares of the LifePath Portfolio concurrently with withdrawals may be disadvantageous to investors because of the sales charges involved and, therefore, are discouraged. No CDSC will be assessed on redemptions of Investor C Shares made through the SWP that do not exceed 12% of the original investment on an annualized basis. For example, monthly, quarterly and semi-annual SWP redemptions of Investor C Shares will not be subject to the CDSC if they do not exceed 1% (monthly), 3% (quarterly) and 6% (semi-annually), respectively, of an

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account's net asset value on the redemption date. SWP redemptions of Investor C
Shares in excess of this limit are still subject to the applicable CDSC.

For this reason, a shareholder may not participate in the Automatic Investment Plan described above (see "How to Buy, Sell, Exchange and Transfer Shares" in the LifePath Portfolio's Prospectus) and the SWP at the same time.

DIVIDEND ALLOCATION PLAN. The Dividend Allocation Plan allows shareholders to elect to have all their dividends and any other distributions from any Eligible Fund (which means funds so designated by the Distributor from time to time) automatically invested at net asset value in one other such Eligible Fund designated by the shareholder, provided the account into which the dividends and distributions are directed is initially funded with the requisite minimum amount.

Portfolio Transactions

Since each LifePath Portfolio invests all of its assets in a Master Portfolio, set forth below is a description of the Master Portfolios' policies governing portfolio securities transactions.

GENERAL. Subject to policies established by the Board of Trustees, BFA is primarily responsible for the execution of a Master Portfolio's portfolio transactions and the allocation of brokerage. BFA does not execute transactions through any particular broker or dealer, but seeks to obtain the best net results for the Master Portfolio, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution, operational facilities of the firm and the firm's risk and skill in positioning blocks of securities. While BFA generally seeks reasonable trade execution costs, a Master Portfolio does not necessarily pay the lowest spread or commission available, and payment of the lowest commission or spread is not necessarily consistent with obtaining the best price and execution in particular transactions.

BFA does not consider the provision or value of research, products or services a broker or dealer may provide, if any, as a factor in the selection of a broker or dealer or the determination of the reasonableness of commissions paid in connection with portfolio transactions. BFA does not consider sales of shares of the mutual funds it advises as a factor in the selection of brokers or dealers to execute portfolio transactions for a Master Portfolio; however, whether or not a particular broker or dealer sells shares of the mutual funds advised by BFA neither qualifies nor disqualifies such broker or dealer to execute transactions for those mutual funds.

Section 28(e) of the Securities Exchange Act of 1934, as amended ("Section 28(e)") permits an investment adviser, under certain circumstances, to cause an account to pay a broker or dealer a commission for effecting a transaction that exceeds the amount another broker or dealer would have charged for effecting the same transaction in recognition of the value of brokerage and research services provided by that broker or dealer. This includes commissions paid on riskless principal transactions under certain conditions. Brokerage and research services include: (1) furnishing advice as to the value of securities, including pricing and appraisal advice, credit analysis, risk measurement analysis, performance and other analysis, as well as the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (2) furnishing analysis and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (3) effecting securities transactions and performing functions incidental to securities transactions (such as clearance, settlement, and custody). BlackRock believes that access to independent investment research is beneficial to its investment decision-making processes and, therefore, to the LifePath Portfolios.

BlackRock may participate in client commission arrangements under which BlackRock may execute transactions through a broker-dealer and request that the broker-dealer allocate a portion of the commissions or commission credits to another firm that provides research to BlackRock. BlackRock believes that research services obtained through soft dollar or commission sharing arrangements enhance its investment decision-making capabilities, thereby increasing the prospects for higher investment returns. BlackRock will engage only in soft dollar or commission sharing transactions that comply with the requirements of Section 28(e). BlackRock regularly evaluates the soft dollar products and services utilized, as well as the overall soft dollar and commission sharing arrangements to ensure that trades are executed by firms that are regarded as best able to execute trades for client accounts, while at the same time providing access to the research and other services BlackRock views as impactful to its trading results.

A Master Portfolio's purchase and sale orders for securities may be combined with those of other accounts that BFA manages or advises, and for which it has brokerage placement authority. If purchases or sales of portfolio securities of a

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Master Portfolio and one or more other accounts managed or advised by BFA are considered at or about the same time, transactions in such securities are allocated among the Master Portfolio and the other accounts in a manner deemed equitable to all by BFA. In some cases, this procedure could have a detrimental effect on the price or volume of the security as far as a Master Portfolio is concerned. However, in other cases, it is possible that the ability to participate in volume transactions and to negotiate lower brokerage commissions will be beneficial to a Master Portfolio.

Payments of commissions to brokers who are affiliated persons of the Master Portfolio with respect to the LifePath Portfolio (or affiliated persons of such persons), will be made in accordance with Rule 17e-1 under the 1940 Act.

Each Master Portfolio anticipates that its brokerage transactions involving foreign securities generally will be conducted primarily on the principal stock exchanges of the applicable country. Foreign equity securities may be held by a Master Portfolio in the form of depositary receipts, or other securities convertible into foreign equity securities. Depositary receipts may be listed on stock exchanges, or traded in over-the-counter markets in the United States or Europe, as the case may be. American Depositary Receipts, like other securities traded in the United States, will be subject to negotiated commission rates. Because the shares of each LifePath Portfolio and interests of the Master Portfolios are redeemable on a daily basis in U.S. dollars, each Master Portfolio intends to manage its portfolio so as to give reasonable assurance that it will be able to obtain U.S. dollars to the extent necessary to meet anticipated redemptions. Under present conditions, it is not believed that these considerations will have a significant effect on a Master Portfolio's portfolio strategies.

Each Master Portfolio may invest in certain securities traded in the OTC market and intends to deal directly with the dealers who make a market in the particular securities, except in those circumstances in which better prices and execution are available elsewhere. Under the 1940 Act, persons affiliated with a Master Portfolio and persons who are affiliated with such affiliated persons are prohibited from dealing with the Master Portfolio as principal in the purchase and sale of securities unless a permissive order allowing such transactions is obtained from the SEC. Since transactions in the OTC market usually involve transactions with the dealers acting as principal for their own accounts, the Master Portfolios will not deal with affiliated persons, including PNC and its affiliates, in connection with such transactions. However, an affiliated person of a Master Portfolio may serve as its broker in OTC transactions conducted on an agency basis provided that, among other things, the fee or commission received by such affiliated broker is reasonable and fair compared to the fee or commission received by non-affiliated brokers in connection with comparable transactions. In addition, a Master Portfolio may not purchase securities during the existence of any underwriting syndicate for such securities of which PNC is a member or in a private placement in which PNC serves as placement agent except pursuant to procedures approved by the Board that either comply with rules adopted by the SEC or with interpretations of the SEC staff.

OTC issues, including most fixed-income securities such as corporate debt and U.S. government securities, are normally traded on a "net" basis without a stated commission, through dealers acting for their own account and not as brokers. The Master Portfolios will primarily engage in transactions with these dealers or deal directly with the issuer unless a better price or execution could be obtained by using a broker. Prices paid to a dealer with respect to both foreign and domestic securities will generally include a "spread," which is the difference between the prices at which the dealer is willing to purchase and sell the specific security at the time, and includes the dealer's normal profit.

Purchases of money market instruments by a Master Portfolio are made from dealers, underwriters and issuers. The Master Portfolios do not currently expect to incur any brokerage commission expense on such transactions because money market instruments are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission. The price of the security, however, usually includes a profit to the dealer.

A Master Portfolio will not purchase securities during the existence of any underwriting or selling group relating to such securities of which BFA, PNC or any affiliated person (as defined in the 1940 Act) thereof is a member except pursuant to procedures adopted by the Board in accordance with Rule 10f-3 under the 1940 Act. In no instance will portfolio securities be purchased from or sold to BFA, PNC or any affiliated person of the foregoing entities except as permitted by SEC exemptive order or by applicable law.

PORTFOLIO TURNOVER. Portfolio turnover may vary from year to year, as well as within a year. High portfolio turnover rates may result in comparatively greater brokerage expenses and larger amounts of short-term capital gains allocable to interestholders of a Master Portfolio and shareholders of the corresponding LifePath Portfolio.

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BROKERAGE COMMISSIONS. Each Master Portfolio purchases and sells those portfolio securities that are interests in Underlying Funds that are not iShares Funds by dealing directly with the issuer - the Underlying Funds. Each Master Portfolio purchases and sells those portfolio securities that are Underlying iShares Funds through brokers and will incur brokerage commissions on those transactions.

The table below sets forth the brokerage commissions paid by each Master Portfolio for the fiscal years noted:

                                         FISCAL YEAR ENDED    FISCAL YEAR ENDED    FISCAL YEAR ENDED
MASTER PORTFOLIO                             12/31/2007           12/31/2008          12/31/2009
--------------------------------------  -------------------  -------------------  ------------------
LifePath Retirement Master Portfolio          $10,313              $ 24,659             $17,261
LifePath 2020 Master Portfolio                $80,576              $148,789             $89,676
LifePath 2025 Master Portfolio/(1)/             N/A                  N/A                  N/A
LifePath 2030 Master Portfolio                $73,738              $130,637             $92,153
LifePath 2035 Master Portfolio/(1)/             N/A                  N/A                  N/A
LifePath 2040 Master Portfolio                $62,630              $119,334             $76,825
LifePath 2045 Master Portfolio/(1)/             N/A                  N/A                  N/A
LifePath 2050 Master Portfolio/(2)/             N/A                $  1,655             $ 7,713
LifePath 2055 Master Portfolio/(1)/             N/A                  N/A                  N/A

--------
/(1)/ LifePath 2025 Portfolio, LifePath 2035 Portfolio, LifePath 2045 Portfolio and LifePath 2055 Portfolio have not yet commenced operations.
/(2)/   LifePath 2050 Master Portfolio commenced operations on June 30, 2008.

BROKERAGE COMMISSIONS PAID TO AFFILIATES. During the past three fiscal years, the Master Portfolios paid no brokerage commissions to affiliated brokers.

SECURITIES OF REGULAR BROKER-DEALERS. As of December 31, 2009, none of the Master Portfolios in which each LifePath Portfolio invests owned securities of its "regular brokers or dealers" (as defined in the 1940 Act) or their parents.

FREQUENT TRADING IN PORTFOLIO SHARES. Frequent purchases and redemptions of mutual fund shares ("frequent trading") may have a detrimental effect on funds and their shareholders. Depending on various factors, such as the size of a fund's portfolio and the amount of assets maintained in cash, frequent trading may harm the performance of the fund by interfering with the implementation of its investment strategies and/or increasing transaction costs and taxes, and/or may dilute the value of fund shares held by long-term investors. Frequent trading may include activity that appears to attempt to take advantage of a potential arbitrage opportunity presented by a lag between a change in the value of a fund's portfolio securities after the close of the primary markets for those portfolio securities and the reflection of that change in the fund's NAV ("market timing").

Each LifePath Portfolio may invest only in interests of its respective Master Portfolio, and the Boards of Trustees of the Trust and MIP have each considered the issues of frequent trading and market timing. MIP's Board of Trustees has adopted a policy of not monitoring for possible market timing activity because the Master Portfolios' holdings are valued as of the same time as of which the net asset value for the Master Portfolios is calculated (normally 4:00 p.m. Eastern Time), which eliminates the potential arbitrage opportunity presented by a lag between a change in the value of the Master Portfolios' holdings and the reflection of that change in the Master Portfolios' respective net asset values. MIP's Board of Trustees has not adopted a policy of monitoring for other forms of frequent trading because daily flows into and out of the Master Portfolios are aggregated, and the process of aggregation is expected to reduce the potential for frequent trading to disrupt the implementation of the Master Portfolios' investment strategies.

The Board has adopted a policy of not monitoring for market timing or other frequent trading activity in the LifePath Portfolios in light of the nature of the LifePath Portfolios' investments in Master Portfolios, the policies of the Master Portfolios, as described in the preceding paragraphs, and the historical nature of flows into and out of the LifePath Portfolios.

BTC's ability to monitor trades that are placed by participants in plans that are shareholders in the LifePath Portfolios or other shareholders in the LifePath Portfolios that are trading through omnibus accounts maintained by intermediaries has been severely limited because BTC has not been receiving transaction information showing individual investment decisions. Upon request by the LifePath Portfolios, intermediaries will be required to provide certain transaction information that may enable the LifePath Portfolios to identify trading activity that is potentially harmful to the LifePath Portfolios. The LifePath Portfolios

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


may, but do not have the obligation to, respond to any potentially harmful trading activity that is identified. In the event any potentially harmful trading activity is identified, responses may include the imposition of trading restrictions, the rejection of purchases, or such other steps the LifePath Portfolios determine are appropriate. Intermediaries' ability to impose restrictions on the trading practices of their clients may, however, be affected by legal or technological limitations.

Distributions and Taxes

The following information supplements, and should be read in conjunction with, the section in each Prospectus entitled "Management of the LifePath Portfolios - Dividends, Distributions and Taxes." The Prospectuses generally describe the U.S. federal income tax treatment of distributions by the LifePath Portfolios. This section of the SAI provides additional information concerning U.S. federal income taxes. It is based on the Internal Revenue Code, applicable Treasury Regulations, judicial authority, and administrative rulings and practice, all as of the date of this SAI and all of which are subject to change, including changes with retroactive effect. The following discussion does not address any state, local or foreign tax matters.

A shareholder's tax treatment may vary depending upon his or her particular situation. This discussion only applies to shareholders who are U.S. persons, I.E., U.S. citizens or residents or U.S. corporations, partnerships, trusts or estates, and who are subject to U.S. federal income tax and hold LifePath Portfolio shares as capital assets within the meaning of the Internal Revenue Code. Except as otherwise noted, it may not apply to certain types of shareholders who may be subject to special rules, such as insurance companies, tax-exempt organizations, shareholders holding LifePath Portfolio shares through tax-advantaged accounts (such as 401(k) plan accounts or individual retirement accounts), financial institutions, broker-dealers, entities that are not organized under the laws of the United States or a political subdivision thereof, persons who are neither citizens nor residents of the United States, shareholders holding LifePath Portfolio shares as part of a hedge, straddle or conversion transaction, and shareholders who are subject to the U.S. federal alternative minimum tax.

The Trust has not requested and will not request an advance ruling from the Internal Revenue Service (the "IRS") as to the U.S. federal income tax matters described below. The IRS could adopt positions contrary to those discussed below and such positions could be sustained. In addition, the foregoing discussion and the discussions in the Prospectuses applicable to each shareholder address only some of the U.S. federal income tax considerations generally affecting investments in the LifePath Portfolios. Prospective shareholders are urged to consult with their own tax advisers and financial planners as to the particular U.S. federal tax consequences to them of an investment in the LifePath Portfolios, as well as the applicability and effect of any state, local or foreign laws, and the effect of possible changes in applicable tax laws.

QUALIFICATION AS A REGULATED INVESTMENT COMPANY. Each LifePath Portfolio and Underlying Fund has elected to be treated, has qualified and intends to continue to qualify each year, as a "regulated investment company" under Subchapter M of the Internal Revenue Code as long as such qualification is in the best interests of the LifePath Portfolio's shareholders. Each LifePath Portfolio will be treated as a separate entity for U.S. federal income tax purposes. Thus, the provisions of the Internal Revenue Code applicable to regulated investment companies generally will apply separately to each LifePath Portfolio, even though each LifePath Portfolio is a series of a trust. Furthermore, each LifePath Portfolio separately determines its income, gains, losses and expenses for U.S. federal income tax purposes.

In order to qualify as a regulated investment company under the Internal Revenue Code, each LifePath Portfolio must, among other things, derive at least 90% of its annual gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income attributable to its business of investing in such stock, securities or foreign currencies (including, but not limited to, gains from options, futures or forward contracts) and net income derived from an interest in a qualified publicly-traded partnership as defined in Section 851(h) of the Internal Revenue Code. Pursuant to regulations that may be promulgated in the future, the IRS may limit qualifying income from foreign currency gains to the amount of such currency gains that are directly related to a regulated investment company's principal business of investing in stock or securities. Each LifePath Portfolio must also diversify its holdings so that, at the end of each quarter of each taxable year: (i) at least 50% of the value of its assets consists of (A) cash and cash items (including receivables), U.S. government securities and securities of other regulated investment companies, and (B) other securities, with such other securities limited, in respect to any one issuer, to an amount not greater than 5% of the value of the LifePath Portfolio's total assets and to not more than 10% of the outstanding voting securities of such issuer and (ii) not more than 25% of the value of the LifePath Portfolio's total assets is invested in (A) the securities (other than U.S. government securities and securities of other regulated investment companies) of any one issuer, (B) the securities (other than the securities of other regulated investment companies) of two or more issuers that the LifePath

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


Portfolio controls and that are engaged in the same, similar, or related trades or businesses, or (C) the securities of one or more qualified publicly-traded partnerships. The qualifying income and diversification requirements applicable to a LifePath Portfolio may limit the extent to which it can engage in transactions in options, futures contracts, forward contracts and swap agreements.

In addition, each LifePath Portfolio generally must distribute to its shareholders an amount equal to or exceeding the sum of (i) 90% of its "investment company taxable income," as that term is defined in the Internal Revenue Code (which generally includes, among other things, dividends, taxable interest, and the excess of any net short-term capital gains over net long-term capital losses, as reduced by certain deductible expenses) without regard to the deduction for dividends paid and (ii) 90% of its net tax-exempt income earned in each taxable year. A LifePath Portfolio generally will not be subject to U.S. federal income tax on the investment company taxable income and "net capital gain" (I.E., the excess of net long-term capital gain over net short-term capital loss) it distributes to its shareholders. However, if a LifePath Portfolio meets such distribution requirements, but chooses to retain some portion of its investment company taxable income or net capital gain, it generally will be subject to U.S. federal income tax at regular corporate rates on the amount retained. Although dividends generally will be treated as distributed when paid, if a LifePath Portfolio declares a distribution to shareholders of record in October, November or December of one year and pays the distribution by January 31 of the following year, the LifePath Portfolio and its shareholders will be treated as if the LifePath Portfolio paid the distribution by December 31 of the calendar year in which it was declared. Each LifePath Portfolio intends to distribute its net income and gain in a timely manner to maintain its status as a regulated investment company and eliminate fund-level U.S. federal income taxation of such income and gain. However, no assurance can be given that a LifePath Portfolio will not be subject to U.S. federal income taxation.

If, in any taxable year, a LifePath Portfolio fails to qualify as a regulated investment company under the Internal Revenue Code or fails to meet the distribution requirements described above, the LifePath Portfolio would be taxed in the same manner as an ordinary U.S. corporation without any deduction for distributions to shareholders, and all distributions from the LifePath Portfolio's earnings and profits (including any distributions of net tax-exempt income and net capital gain) to its shareholders would also be taxable as ordinary income at the shareholder level. To qualify again to be taxed as a regulated investment company in a subsequent year, the LifePath Portfolio may be required to pay an interest charge and penalty to the IRS as well as distribute to its shareholders its earnings and profits attributable to non-regulated investment company years. In addition, if the LifePath Portfolio fails to qualify as a regulated investment company for a period greater than two taxable years, the LifePath Portfolio may be required to recognize and pay tax on any net built-in gain (the excess of aggregate gain, including items of income, over aggregate loss that would have been realized if the LifePath Portfolio had been liquidated) or, alternatively, to be subject to taxation on such built-in gain recognized for a period of ten years, in order to qualify as a regulated investment company in a subsequent year.

EXCISE TAX. A 4% non-deductible excise tax will be imposed on each LifePath Portfolio to the extent it fails to distribute during each calendar year (i) at least 98% of its ordinary income (excluding capital gains and losses) for the calendar year, (ii) at least 98% of its net capital gain income (generally the excess of capital gains over capital losses as adjusted for ordinary losses) for the 12 month period ending on October 31, and (iii) all of its ordinary income and net capital gain income from previous years that was not distributed or subject to tax during such years. Each LifePath Portfolio intends to distribute substantially all of its net income and gains, if any, by the end of each calendar year and, thus, expects not to be subject to the excise tax. However, no assurance can be given that a LifePath Portfolio will not be subject to the excise tax.

CAPITAL LOSS CARRY-FORWARDS. A LifePath Portfolio is permitted to carry forward a net capital loss from any year to offset its capital gains, if any, realized during the eight years following the year of the loss. A LifePath Portfolio's capital loss carry-forward is treated as a short-term capital loss in the year to which it is carried. If future capital gains are offset by carried-forward capital losses, such future capital gains are not subject to fund-level federal income taxation, regardless of whether they are distributed to shareholders. Accordingly, the LifePath Portfolios do not expect to distribute any such capital gains. The LifePath Portfolios cannot carry back or carry forward any net operating losses. As of December 31, 2009, the LifePath Portfolios had capital loss carry-forwards approximating the amount indicated for U.S. federal income tax purposes, expiring in the year indicated:

                                       EXPIRING           EXPIRING
LIFEPATH PORTFOLIO                    12/31/2016         12/31/2017
-------------------------------  --------------------  -------------
LifePath Retirement Portfolio       $  28,826,523/(1)/  $ 6,610,932
LifePath 2020 Portfolio             $   6,147,998       $56,526,213


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                                       EXPIRING                EXPIRING
LIFEPATH PORTFOLIO                    12/31/2016              12/31/2017
----------------------------  --------------------------  -----------------
LifePath 2025 Portfolio/(2)/                  N/A                    N/A
LifePath 2030 Portfolio               $12,392,101            $46,671,709
LifePath 2035 Portfolio/(2)/                  N/A                    N/A
LifePath 2040 Portfolio               $11,264,177            $37,111,457
LifePath 2045 Portfolio/(2)/                  N/A                    N/A
LifePath 2050 Portfolio                       N/A                    N/A
LifePath 2055 Portfolio/(2)/                  N/A                    N/A

--------
/(1)/ The LifePath Retirement Portfolio had a capital loss carryforward of $27,945,792 that it acquired from the LifePath 2010 Portfolio which will expire on December 31, 2016. The capital loss carryforward of LifePath Retirement Portfolio may be subject to loss limitations.
/(2)/ LifePath 2025 Portfolio, LifePath 2035 Portfolio, LifePath 2045 Portfolio and LifePath 2055 Portfolio have not yet commenced operations.

EQUALIZATION ACCOUNTING. Each LifePath Portfolio may use the so-called "equalization method" of accounting to allocate a portion of its "earnings and profits," which generally equals a LifePath Portfolio's undistributed net investment income and realized capital gains, with certain adjustments, to redemption proceeds. This method permits a LifePath Portfolio to achieve more balanced distributions for both continuing and redeeming shareholders. Although using this method generally will not affect a LifePath Portfolio's total returns, it may reduce the amount that the LifePath Portfolio would otherwise distribute to continuing shareholders by reducing the LifePath Portfolio's required distribution amounts by a portion of the redemption proceeds paid to redeeming shareholders. However, the IRS has not expressly sanctioned the equalization accounting method used by the LifePath Portfolios, and thus the use of this method may be subject to IRS scrutiny.

INVESTMENT THROUGH MASTER PORTFOLIOS. Each LifePath Portfolio seeks to continue to qualify as a regulated investment company by investing its assets in a related Master Portfolio. Each Master Portfolio is treated as a non-publicly-traded partnership (or, in the event that a LifePath Portfolio is the sole investor in the related Master Portfolio, as disregarded from the LifePath Portfolio) for U.S. federal income tax purposes rather than as a regulated investment company or a corporation under the Internal Revenue Code. Under the rules applicable to a non-publicly-traded partnership (or disregarded entity), a proportionate share of any interest, dividends, gains and losses of a Master Portfolio will be deemed to have been realized by (I.E., "passed-through" to) its investors, including the corresponding LifePath Portfolio, regardless of whether any amounts are actually distributed by the Master Portfolio. Each investor in a Master Portfolio will be taxable on such share, as determined in accordance with the governing instruments of the particular Master Portfolio, the Internal Revenue Code and Treasury Regulations. Therefore, to the extent that a Master Portfolio were to accrue but not distribute any income or gains, the related LifePath Portfolio would be deemed to have realized its proportionate share of such income or gains without receipt of any corresponding distribution. However, each of the Master Portfolios will seek to minimize recognition by its investors (such as a corresponding LifePath Portfolio) of income and gains without a corresponding distribution. Furthermore, each Master Portfolio's assets, income and distributions will be managed in such a way that an investor in a Master Portfolio will be able to continue to qualify as a regulated investment company by investing its assets through the Master Portfolio.

TAXATION OF UNDERLYING FUND INVESTMENTS. In general, if an Underlying Fund realizes gains or losses on the sale of portfolio securities, such gains or losses are capital gains or losses, and if the Underlying Fund has held the disposed securities for more than one year at the time of disposition such gains and losses generally are treated as long-term capital gains or losses.

If an Underlying Fund purchases a debt obligation with original issue discount ("OID"), generally at a price less than its principal amount, such as a zero-coupon bond, the Underlying Fund may be required to annually include in its taxable income a portion of the OID as ordinary income, even though the Underlying Fund will not receive cash payments for such discount until maturity or disposition of the obligation. A portion of the OID includible in income with respect to certain high-yield corporate debt securities may be treated as a dividend for U.S. federal income tax purposes. Gains recognized on the disposition of a debt obligation (including a municipal obligation) purchased by an Underlying Fund at a market discount, usually at a price less than its principal amount, generally will be treated as ordinary income to the extent of the portion of market discount which accrued, but was not previously recognized pursuant to an available election, during the term that the Underlying Fund held the debt obligation. An Underlying Fund generally will be required to make distributions to shareholders representing the OID on debt securities that is currently includible in income, even though the cash representing such income may not have been received by the Underlying Fund. Cash to pay such distributions may be

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


obtained from borrowing or from sales proceeds of securities held by an Underlying Fund which the Underlying Fund otherwise might have continued to hold.

If an option granted by an Underlying Fund lapses or is terminated through a closing transaction, such as a repurchase by the Underlying Fund of the option from its holder, the Underlying Fund generally will realize a short-term capital gain or loss, depending on whether the premium income is greater or less than the amount paid by the Underlying Fund in the closing transaction. Some capital losses may be deferred if they result from a position that is part of a "straddle," discussed below. If securities are sold by an Underlying Fund pursuant to the exercise of a call option granted by it, the Underlying Fund will add the premium received to the sale price of the securities delivered in determining the amount of gain or loss on the sale. If securities are purchased by an Underlying Fund pursuant to the exercise of a put option written by it, the Underlying Fund will subtract the premium received from its cost basis in the securities purchased.

Some regulated futures contracts, certain foreign currency contracts, and non-equity listed options used by an Underlying Fund will be deemed "Section 1256 contracts." An Underlying Fund will be required to "mark to market" any such contracts held at the end of the taxable year by treating them as if they had been sold on the last day of that year at fair market value. Sixty percent of any net gain or loss realized on all dispositions of Section 1256 contracts, including deemed dispositions under the "mark-to-market" rule, generally will be treated as long-term capital gain or loss, and the remaining 40% will be treated as short-term capital gain or loss. Certain transactions that qualify as designated "hedging transactions," as defined in Section 1221(b)(2) of the Internal Revenue Code, are excepted from the mark-to-market rule and the "60%/40%" rule.

Foreign exchange gains and losses realized by an Underlying Fund in connection with certain transactions involving foreign currency-denominated debt securities, certain options and futures contracts relating to foreign currency, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Section 988 of the Internal Revenue Code, which generally causes such gains and losses to be treated as ordinary income and losses and may affect the amount and timing of recognition of the Underlying Fund's income. Under Treasury Regulations that may be promulgated in the future, any such transactions that are not directly related to an Underlying Fund's principal business of investing in stock or securities (or its options contracts or futures contracts with respect to stock or securities) may have to be limited in order to enable the Underlying Fund to satisfy the 90% income test described above. If the net foreign exchange loss for a year exceeds an Underlying Fund's investment company taxable income (computed without regard to such loss), the resulting ordinary loss for such year will not be deductible by the Underlying Fund or its shareholders in future years.

Offsetting positions held by an Underlying Fund involving certain financial forward, futures or options contracts may be considered, for U.S. federal income tax purposes, to constitute "straddles." "Straddles" are defined to include "offsetting positions" in actively traded personal property. The tax treatment of "straddles" is governed by Section 1092 of the Internal Revenue Code which, in certain circumstances, overrides or modifies the provisions of Section 1256. If an Underlying Fund is treated as entering into "straddles" by engaging in certain financial forward, futures or option contracts, such straddles could be characterized as "mixed straddles" if one or more (but not all) of the futures, forward, or option contracts or other positions comprising a part of such straddles are governed by Section 1256 of the Internal Revenue Code, described above. An Underlying Fund may make one or more elections with respect to "mixed straddles." Depending upon which election is made, if any, the results with respect to an Underlying Fund may differ. Generally, to the extent the straddle rules apply to positions established by an Underlying Fund, losses realized by the Underlying Fund may be deferred to the extent of unrealized gain in any offsetting positions. Moreover, as a result of the straddle and the conversion transaction rules, short-term capital loss on straddle positions may be recharacterized as long-term capital loss, and long-term capital gain may be characterized as short-term capital gain or ordinary income. Further, the Underlying Fund may be required to capitalize, rather than deduct currently, any interest expense on indebtedness incurred or continued to purchase or carry any positions that are part of a straddle. Because the application of the straddle rules may affect the character of gains and losses, defer losses, and/or accelerate the recognition of gains or losses from affected straddle positions, the amount which must be distributed to Underlying Fund shareholders, and which will be taxed to Underlying Fund shareholders as ordinary income of long-term capital gain, may be increased or decreased substantially as compared to an Underlying Fund that had not engaged in such transactions.

If an Underlying Fund enters into a "constructive sale" of any appreciated financial position in stock, a partnership interest, or certain debt instruments, the Underlying Fund will be treated as if it had sold and immediately repurchased the property and must recognize gain (but not loss) with respect to that position. A constructive sale occurs when an Underlying Fund enters into one of the following transactions with respect to the same or substantially identical property: (i) a short sale; (ii) an offsetting notional principal contract; (iii) a futures or forward contract; or (iv) other transactions identified in Treasury

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


Regulations that may be promulgated in the future. The character of the gain from constructive sales will depend upon an Underlying Fund's holding period in the property. Losses from a constructive sale of property will be recognized when the property is subsequently disposed of. The character of such losses will depend upon an Underlying Fund's holding period in the property and the application of various loss deferral provisions in the Internal Revenue Code. Constructive sale treatment does not apply to a transaction if such transaction is closed before the end of the 30th day after the close of the Underlying Fund's taxable year, the Underlying Fund holds the appreciated financial position throughout the 60-day period beginning with the day such transaction was closed, and the Underlying Fund's risk of loss with respect to such position is not reduced at any time during such 60-day period.

The amount of long-term capital gain an Underlying Fund may recognize from derivative transactions is limited with respect to certain pass-through entities. The amount of long-term capital gain is limited to the amount of such gain an Underlying Fund would have had if the Underlying Fund directly invested in the pass-through entity during the term of the derivative contract. Any gain in excess of this amount is treated as ordinary income. An interest charge is imposed on the amount of gain that is treated as ordinary income.

"Passive foreign investment corporations" ("PFICs") are generally defined as foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties, or capital gains) or that hold at least 50% of their assets in investments producing such passive income. If an Underlying Fund acquires any equity interest (which generally includes not only stock but may also include an option to acquire stock such as is inherent in a convertible bond under Treasury Regulations that may be promulgated in the future) in a PFIC, the Underlying Fund could be subject to U.S. federal income tax and IRS interest charges on "excess distributions" received from the PFIC or on gain from the sale of stock in the PFIC, even if all income or gain actually received by the Underlying Fund is timely distributed to its shareholders. Excess distributions will be characterized as ordinary income even though, absent the application of PFIC rules, some excess distributions would have been classified as capital gain.

An Underlying Fund will not be permitted to pass through to its shareholders any credit or deduction for taxes and interest charges incurred with respect to PFICs. Elections may be available that would ameliorate these adverse tax consequences, but such elections could require an Underlying Fund to recognize taxable income or gain without the concurrent receipt of cash. Investments in PFICs could also result in the treatment of associated capital gains as ordinary income. The Underlying Fund may limit and/or manage their holdings in PFICs to minimize their tax liability or maximize their returns from these investments. Because it is not always possible to identify a foreign corporation as a PFIC in advance of acquiring shares in the corporation, however, an Underlying Fund may incur the tax and interest charges described above in some instances.

Rules governing the U.S. federal income tax aspects of swap agreements are in a developing stage and are not entirely clear in certain respects. Accordingly, while each Underlying Fund intends to account for such transactions in a manner it deems to be appropriate, the IRS might not accept such treatment. If it did not, the status of an Underlying Fund as a regulated investment company might be jeopardized. The Underlying Funds intend to monitor developments in this area. Certain requirements that must be met under the Internal Revenue Code in order for each Underlying Fund to qualify as a regulated investment company may limit the extent to which an Underlying Fund will be able to engage in swap agreements.

In addition to the investments described above, prospective shareholders should be aware that other investments made by the Underlying Fund may involve sophisticated tax rules that may result in income or gain recognition by the Underlying Fund without corresponding current cash receipts. Although the Underlying Fund seeks to avoid significant non-cash income, such non-cash income could be recognized by the Underlying Fund, in which case the Underlying Fund may distribute cash derived from other sources in order to meet the minimum distribution requirements described above. In this regard, the Underlying Fund could be required at times to liquidate investments prematurely in order to satisfy its minimum distribution requirements. In addition, payments received by the Underlying Funds in connection with securities lending and repurchase agreements will not qualify for recently enacted reductions in individual U.S. federal income tax on certain dividends and so may be taxable as ordinary income.

TAXATION OF DISTRIBUTIONS. For U.S. federal income tax purposes, a LifePath Portfolio's earnings and profits, described above, are determined at the end of the LifePath Portfolio's taxable year and are allocated PRO RATA to distributions made throughout the entire year. All distributions paid out of a LifePath Portfolio's earnings and profits (as determined at the end of the year), whether paid in cash or reinvested in the LifePath Portfolio, generally are deemed to be taxable distributions and must generally be reported on each LifePath Portfolio shareholder's U.S. federal income tax return. Distributions in excess of a

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


LifePath Portfolio's earnings and profits will first be treated as a return of capital up to the amount of a shareholder's tax basis in the shareholder's LifePath Portfolio shares and any such amount in excess of that basis as capital gain from the sale of shares, as discussed below. A LifePath Portfolio may make distributions in excess of earnings and profits to a limited extent, from time to time.

In general, assuming that each LifePath Portfolio has sufficient earnings and profits, distributions from investment company taxable income either are taxable as ordinary income or, if so designated by a LifePath Portfolio and certain other conditions are met, as "qualified dividend income" taxable at a reduced U.S. federal income tax rate to individual shareholders. Dividend income distributed to individual shareholders will qualify as "qualified dividend income" as that term is defined in Section 1(h)(11)(B) of the Internal Revenue Code to the extent such distributions are attributable to income from the LifePath Portfolio's investments in common and preferred stock of U.S. companies and stock of certain qualified foreign corporations provided that certain holding period and other requirements are met by both the LifePath Portfolio and the shareholders.

A distribution that is attributable to qualified dividend income of a LifePath Portfolio that is paid by the LifePath Portfolio to an individual shareholder will not be taxable as qualified dividend income to such shareholder if (i) the dividend is received with respect to any share of the LifePath Portfolio held for fewer than 61 days during the 121 day-period beginning on the date which is 60 days before the date on which such share became ex-dividend with respect to such dividend, (ii) to the extent that the shareholder is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, or (iii) the shareholder elects to have the dividend treated as investment income for purposes of the limitation on deductibility of investment interest. The "ex-dividend" date is the date on which the owner of the share at the commencement of such date is entitled to receive the next issued dividend payment for such share even if the share is sold by the owner on that date or thereafter.

Distributions designated by a LifePath Portfolio as a capital gain dividend will be taxed to its shareholders as long-term capital gain (to the extent such distributions do not exceed the LifePath Portfolio's actual net capital gain for the taxable year), regardless of how long a shareholder has held the LifePath Portfolio shares. Each LifePath Portfolio will designate capital gain dividends, if any, in a written notice mailed by the LifePath Portfolio to its shareholders no later than 60 days after the close of the LifePath Portfolio's taxable year. The U.S. federal income tax status of all distributions will be reported to shareholders annually.

SALES OF LIFEPATH PORTFOLIO SHARES. Redemptions generally are taxable events for shareholders that are subject to tax. Shareholders should consult their own tax advisers with reference to their individual circumstances to determine whether any particular transaction in LifePath Portfolio shares is properly treated as a sale for tax purposes, as the following discussion assumes, and the tax treatment of any gains or losses recognized in such transaction. In general, if LifePath Portfolio shares are sold, a shareholder will recognize gain or loss equal to the difference between the amount realized on the sale and the shareholder's adjusted tax basis in the shares. This gain or loss will be long-term capital gain or loss if the shareholder has held such LifePath Portfolio shares for more than one year at the time of the sale.

Also, if a shareholder realizes a loss on a disposition of LifePath Portfolio shares, the loss will be disallowed to the extent that he or she purchases substantially identical shares within the 61-day period beginning 30 days before and ending 30 days after the disposition. Any disallowed loss generally will be included in the tax basis of the purchased shares. If a shareholder receives a capital gain dividend with respect to any LifePath Portfolio share and such LifePath Portfolio share is held for six months or less, then (unless otherwise disallowed) any loss on the sale or exchange of that LifePath Portfolio share will be treated as a long-term capital loss to the extent of the capital gain dividend.

Under Treasury Regulations, if a shareholder recognizes a loss with respect to shares of a LifePath Portfolio of $2 million or more for an individual shareholder, or $10 million or more for a corporate shareholder, in any single taxable year (or greater amounts over a combination of years), the shareholder must file with the IRS a disclosure statement on Form 8886. Shareholders who own portfolio securities directly are in many cases exempt from this requirement but, under current guidance, shareholders of regulated investment companies are not exempt. A shareholder who fails to make the required disclosure to the IRS may be subject to substantial penalties. The fact that a loss is reportable under these regulations does not affect the legal determination of whether or not the taxpayer's treatment of the loss is proper. Shareholders should consult with their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

FOREIGN TAXES. Amounts realized by a LifePath Portfolio on foreign securities may be subject to withholding and other taxes imposed by such foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. If more than 50% of the value of a LifePath Portfolio's total assets at the close of its taxable year were to

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consist of securities of non-U.S. corporations, the LifePath Portfolio would be eligible to file an annual election with the IRS pursuant to which the LifePath Portfolio could pass through to its shareholders on a PRO RATA basis foreign income and similar taxes paid by the LifePath Portfolio, which could be claimed, subject to certain limitations, either as a tax credit or deduction by shareholders. However, none of the LifePath Portfolios expects to qualify for this election.

FEDERAL INCOME TAX RATES. As of the date of this SAI, the maximum stated individual U.S. federal income tax rate applicable to (i) ordinary income generally is 35%; (ii) qualified dividend income is 15%; (iii) capital gain dividends is 15%; and (iv) long-term capital gains generally is 15%. An individual shareholder also should be aware that the benefits of the favorable tax rates applicable to capital gain dividends, long-term capital gains, and qualified dividend income may be impacted by the application of the alternative minimum tax. Under current law, the maximum 35% U.S. federal income tax rate on ordinary income and the maximum 15% U.S. federal income tax rate on capital gain dividends, long-term capital gains and qualified dividend income will cease to apply to taxable years beginning after December 31, 2010.

The current maximum stated corporate U.S. federal income tax rate applicable to ordinary income, qualified dividend income, capital gain dividends, and long-term capital gains is generally 35%. Actual marginal tax rates may be higher for some shareholders, for example, through reductions in deductions. Naturally, the amount of tax payable by any taxpayer will be affected by a combination of tax laws covering, for example, deductions, credits, deferrals, exemptions, sources of income and other matters.

BACK-UP WITHHOLDING. The Trust may be required to withhold, subject to certain exemptions, at a rate of 28% ("back-up withholding") on all distributions and redemption proceeds (including proceeds from exchanges and redemptions in-kind) paid or credited to a LifePath Portfolio shareholder, unless the shareholder generally certifies under penalties of perjury that the shareholder's social security or other "taxpayer identification number" ("TIN") provided is correct and that the shareholder is not subject to back-up withholding, or the IRS notifies the LifePath Portfolio that the shareholder's TIN is incorrect or that the shareholder is subject to back-up withholding. This tax is not an additional U.S. federal income tax imposed on the shareholder, and the shareholder may claim the tax withheld as a tax payment on his or her U.S. federal income tax return, provided that the required information is furnished to the IRS. An investor must provide a valid TIN upon opening or reopening an account. If a shareholder fails to furnish a valid TIN upon request, the shareholder can also be subject to IRS penalties. The rate of back-up withholding is set to increase for taxable years beginning after December 31, 2010.

TAX-DEFERRED PLANS. Shareholders that are exempt from U.S. federal income tax, such as retirement plans that are qualified under Section 401 of the Internal Revenue Code, generally are not subject to U.S. federal income tax on LifePath Portfolio dividends or distributions or on sales of LifePath Portfolio shares unless the acquisition of the LifePath Portfolio shares was debt-financed. However, in the case of LifePath Portfolio shares held through a non-qualified deferred compensation plan, LifePath Portfolio dividends and distributions received by the plan and sales of LifePath Portfolio shares by the plan generally are taxable to the employer sponsoring such plan in accordance with the U.S. federal income tax laws governing deferred compensation plans.

A plan participant whose retirement plan invests in a LifePath Portfolio, whether such plan is qualified or not, generally is not taxed on fund dividends or distributions received by the plan or on sales of LifePath Portfolio shares by the plan for U.S. federal income tax purposes. However, distributions to plan participants from a retirement plan account generally are taxable as ordinary income and different tax treatment, including penalties on certain excess contributions and deferrals, certain pre-retirement and post-retirement distributions and certain prohibited transactions, may apply to accounts maintained as qualified retirement plans. All prospective investors should contact their tax advisers and financial planners regarding the tax consequences to them of holding LifePath Portfolio shares through a tax-advantaged plan or account.

CORPORATE SHAREHOLDERS. Subject to limitations and other rules, a corporate shareholder of a LifePath Portfolio may be eligible for the dividends-received deduction on the LifePath Portfolio's distributions to the extent that such distributions are attributable to dividends from domestic corporations, which, if received directly by the corporate shareholder, would qualify for such deduction. In general, a distribution by a LifePath Portfolio attributable to dividends of a domestic corporation will only be eligible for the deduction if certain holding period requirements are met. These requirements are complex and, therefore, corporate shareholders of the LifePath Portfolios are urged to consult their own tax advisers and financial planners.

FOREIGN SHAREHOLDERS. With respect to taxable years of a LifePath Portfolio beginning before January 1, 2010, certain distributions, if designated by a LifePath Portfolio as "interest-related dividends," that are generally attributable to the LifePath Portfolio's net interest income earned on certain debt obligations paid to a non-resident alien individual, foreign trust

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


(I.E., a trust other than a trust which a U.S. court is able to exercise primary supervision over administration of that trust and one or more U.S. persons have authority to control substantial decisions of that trust), foreign estate (I.E., the income of which is not subject to U.S. tax regardless of source) or a foreign corporation (each, a "foreign shareholder") generally will be exempt from U.S. federal income tax withholding tax, provided the LifePath Portfolio obtains a properly completed and signed certificate of foreign status from such foreign shareholder ("exempt foreign shareholder"). If applicable, each LifePath Portfolio may choose to designate any interest-related dividends in a written notice mailed by the LifePath Portfolio to its shareholders no later than 60 days after the close of the LifePath Portfolio's taxable year. All other distributions made to exempt foreign shareholders attributable to net investment income, such as dividends received by a LifePath Portfolio, generally will be subject to non-refundable U.S. federal income tax withholding at a 30% rate (or a lower rate, if so provided under an applicable income tax treaty). Notwithstanding the foregoing, if a distribution described above is "effectively connected" with a U.S. trade or business (or, if an income tax treaty applies, is attributable to a permanent establishment) of the recipient foreign shareholder, U.S. federal income tax withholding and exemptions attributable to foreign persons will not apply and the distribution will be subject to the tax, reporting and withholding requirements generally applicable to U.S. persons.

In general, a foreign shareholder's capital gains realized on the disposition of LifePath Portfolio shares, capital gain distributions and, with respect to certain taxable years of a LifePath Portfolio before January 1, 2010, "short-term capital gain distributions" (defined below) are not subject to U.S. federal income tax withholding, provided that the LifePath Portfolio obtains a properly completed and signed certificate of foreign status, unless: (i) such gains or distributions are effectively connected with a U.S. trade or business (or, if an income tax treaty applies, are attributable to a permanent establishment) of the foreign shareholder; (ii) in the case of an individual foreign shareholder, the shareholder is present in the U.S. for a period or periods aggregating 183 days or more during the year of the sale and certain other conditions are met; or (iii) with respect to certain taxable years of a LifePath Portfolio before January 1, 2010, such gains or distributions are attributable to gain from the sale or exchange of a U.S. real property interest. If such gains or distributions are effectively connected with a U.S. trade or business or are attributable to a U.S. permanent establishment of the foreign shareholder pursuant to an income tax treaty, the tax, reporting and withholding requirements applicable to U.S. persons generally apply. If such gains or distributions are not effectively connected for this purpose, but the foreign shareholder meets the requirements of clause (ii) described above, such gains and distributions will be subject to U.S. federal income tax withholding tax at a 30% rate (or a lower rate, if so provided under an applicable income tax treaty). Gains or distributions attributable to gain from sales or exchanges of U.S. real property interests are taxed to a foreign shareholder as if that gain were effectively connected with the shareholder's conduct of a U.S. trade or business, and therefore such gains or distributions may be required to be reported by a foreign shareholder on a U.S. federal income tax return. Such gains or distributions also will be subject to U.S. federal income tax at the rates applicable to U.S. holders and/or may be subject to U.S. federal income tax withholding. While the LifePath Portfolios do not expect LifePath Portfolio shares to constitute U.S. real property interests, a portion of a LifePath Portfolio's distributions may be attributable to gain from the sale or exchange of U.S. real property interests. Foreign shareholders should contact their tax advisers and financial planners regarding the tax consequences to them of such distributions. "Short-term capital gain distributions" are certain distributions that a LifePath Portfolio may choose to designate as such in a written notice mailed by the LifePath Portfolio to its shareholders no later than 60 days after the close of the LifePath Portfolio's taxable year generally attributable to its net short-term capital gain.

If a foreign shareholder is a resident of a foreign country but is not a citizen or resident of the U.S. at the time of the shareholder's death, LifePath Portfolio shares will be deemed to be property situated in the U.S. and will be subject to U.S. federal estate taxes (at current graduated rates of 18% to 45% of the total value, less allowable deductions and credits). With respect to estates of decedents dying before January 1, 2010, if a foreign shareholder is a resident of a foreign country but is not a citizen or resident of the United States at the time of the shareholder's death, LifePath Portfolio shares are not deemed to be property situated in the United States in the proportion that, at the end of the quarter of the LifePath Portfolio's taxable year immediately preceding the shareholder's date of death, the assets of the LifePath Portfolio that are "qualifying assets" (I.E., bank deposits, debt obligations or property not within the United States) with respect to the decedent bear to the total assets of the LifePath Portfolio. In general, no U.S. federal gift tax will be imposed on gifts of LifePath Portfolio shares made by foreign shareholders.

The availability of reduced U.S. taxes pursuant to the 1972 Convention or the applicable estate tax convention depends upon compliance with established procedures for claiming the benefits thereof, and may, under certain circumstances, depend upon the foreign shareholder making a satisfactory demonstration to U.S. tax authorities that the shareholder qualifies as a foreign person under U.S. federal income tax laws and the 1972 Convention.

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Special rules apply to foreign partnerships and those holding LifePath Portfolio shares through foreign partnerships.

RECENTLY ENACTED LEGISLATION. Recently enacted legislation will impose a 3.8% Medicare tax on the net investment income (which includes interest, dividends and capital gains) of U.S. individuals with income exceeding $200,000 or $250,000 if married and filing jointly, and of trusts and estates, for taxable years beginning after December 31, 2012.

Other recently enacted legislation will impose a 30% withholding tax on dividends and redemption proceeds paid after December 31, 2012, to (i) certain foreign financial institutions and investment funds, unless they agree to collect and disclose to the IRS information regarding their direct and indirect U.S. account holders and (ii) certain other foreign entities unless they certify certain information regarding their direct and indirect U.S. owners. Under some circumstances, a foreign shareholder may be eligible for refunds or credits of such taxes.

Capital Stock

As of the date of this SAI, the beneficial interests in the Trust are divided into transferable shares of 15 separate and distinct series authorized and established by the Board of Trustees. The number of shares of each series, and class thereof, is unlimited and each share has no par value. The Board of Trustees may, in the future, authorize the issuance of other series representing shares of additional investment portfolios or funds. Except to the extent the 1940 Act expressly grants to shareholders the power to vote on such termination(s), the Trust, or any series (or class) thereof, may be terminated at any time by the Trustees with written notice to the shareholders.

Although the Trust is not required to hold regular annual shareholder meetings, occasional annual or special meetings may be required for purposes such as electing and removing Trustees, approving advisory contracts, and changing a LifePath Portfolio's fundamental investment policies.

VOTING. All shares of the Trust will be voted separately by individual series, except: (i) when required by the 1940 Act, shares will be voted in the aggregate and not by individual series; and (ii) when the Trustees have determined that the matter affects the interests of more than one series, then the shareholders of all such affected series will be entitled to vote thereon in the aggregate and not by individual series. The Trustees also may determine that a matter affects only the interests of one or more classes of a series, in which case any such matter will be voted on separately by such class or classes. For example, a change in a LifePath Portfolio's fundamental investment policy would be voted upon only by shareholders of that LifePath Portfolio. Additionally, approval of a Master Portfolio's Advisory Contract is a matter to be determined separately by each Master Portfolio. Approval by the shareholders of a LifePath Portfolio is effective as to that LifePath Portfolio whether or not sufficient votes are received from the shareholders of the other investment portfolios to approve the proposal as to those investment portfolios. As used in the Prospectuses of each LifePath Portfolio and in this SAI, the term "1940 Act majority," when referring to approvals to be obtained from shareholders of a LifePath Portfolio, means the vote of the lesser of (i) 67% of the shares of the LifePath Portfolio represented at a meeting if the holders of more than 50% of the outstanding shares of the LifePath Portfolio are present in person or by proxy, or (ii) more than 50% of the outstanding shares of the LifePath Portfolio. The term "majority," when referring to the approvals to be obtained from shareholders of the Trust as a whole, means the vote of the lesser of (i) 67% of the Trust's shares represented at a meeting if the holders of more than 50% of the Trust's outstanding shares are present in person or by proxy, or (ii) more than 50% of the Trust's outstanding shares.

Each share will entitle the holder thereof to one vote for each dollar (and each fractional dollar thereof) of NAV (number of shares owned times NAV per share) of shares outstanding in such holder's name on the books of the Trust. There shall be no cumulative voting in the election of Trustees. Depending on the terms of a particular benefit plan and the matter being submitted to a vote, a sponsor may request direction from individual participants regarding a shareholder vote. For additional voting information and a discussion of the possible effects of changes to a Master Portfolio's investment objective or policies on a LifePath Portfolio, as an interestholder in the Master Portfolio, or the LifePath Portfolio's shareholders, see "Management - Master/Feeder Structure."

In accordance with the Trust's Declaration of Trust, the Board may, without shareholder approval (unless such shareholder approval is required by applicable law, including the 1940 Act), cause one or more Covered LifePath Portfolios (defined below) to merge, reorganize, consolidate, sell all or substantially all of their assets, or take other similar actions (collectively "merge") with, to or into another LifePath Portfolio. For example, as the target year of a Covered LifePath Portfolio (as set forth in its name) approaches, the Board of Trustees may authorize that Covered Portfolio to merge into or consolidate with

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LifePath Retirement Portfolio without shareholder approval of either constituent
LifePath Portfolio. "Covered LifePath Portfolios" are LifePath 2020 Portfolio, LifePath 2025 Portfolio, LifePath 2030 Portfolio, LifePath 2035 Portfolio, LifePath 2040 Portfolio, LifePath 2045 Portfolio, LifePath 2050 Portfolio, LifePath 2055 Portfolio and any LifePath series commencing operations in the future.

The Trust may dispense with an annual meeting of shareholders in any year in which it is not required to elect Trustees under the 1940 Act. However, the Trust will hold a special meeting of its shareholders for the purpose of voting on the question of removal of a Trustee or Trustees if requested in writing by the holders of at least 10% of the Trust's outstanding voting securities, and to assist in communicating with other shareholders as required by Section 16(c) of the 1940 Act.

DIVIDENDS AND DISTRIBUTIONS. Each share of a LifePath Portfolio represents an equal proportional interest in the LifePath Portfolio with each other share and is entitled to such dividends and distributions out of the income earned on the assets belonging to the LifePath Portfolio as are declared in the discretion of the Trustees. In the event of the liquidation or dissolution of the Trust, shareholders of a LifePath Portfolio are entitled to receive the assets attributable to the LifePath Portfolio that are available for distribution, and a distribution of any general assets not attributable to a particular investment portfolio that are available for distribution in such manner and on such basis as the Trustees in their sole discretion may determine. Shareholders are not entitled to any preemptive rights. All shares, when issued, will be fully paid and non-assessable by the Trust.

MASTER PORTFOLIOS. MIP is an open-end, series management investment company organized as a Delaware statutory trust on October 20, 1993. MIP's Declaration of Trust provides that obligations of MIP are not binding upon its Trustees individually but only upon the property of MIP and that the Trustees will not be liable for any action or failure to act, but nothing in the Declaration of Trust protects a Trustee against any liability to which the Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of the Trustee's office.

Interests in each Master Portfolio of MIP have voting and other rights generally corresponding to those rights enumerated above for shares of the LifePath Portfolios. MIP also intends to dispense with annual meetings, but is required by Section 16(c) of the 1940 Act to hold a special meeting and assist investor communications under the circumstances described above with respect to the Trust. Whenever a LifePath Portfolio is requested to vote on a matter with respect to its Master Portfolio, the LifePath Portfolio will follow its voting procedures, as described in "Voting."

Additional Information on the LifePath Portfolios

The Trust provides annual and semi-annual reports to all shareholders. The annual reports contain audited financial statements and other information about the LifePath Portfolios, including additional information on performance. Shareholders may obtain a copy of the Trust's most recent annual or semi-annual reports without charge by calling 1-800-441-7762 (toll-free).

The registration statement, including the Prospectuses, this SAI and the exhibits filed therewith, may be examined at the office of the SEC in Washington, D.C. Statements contained in the Prospectuses or this SAI as to the contents of any contract or other document referred to herein or in the Prospectuses are not necessarily complete and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the registration statement, each such statement being qualified in all respects by such reference.

No person has been authorized to give any information or to make any representations other than those contained in the Prospectuses, this SAI and in the Trust's official sales literature in connection with the offer of the LifePath Portfolios' shares and, if given or made, such other information or representations must not be relied upon as having been authorized by the Trust. This SAI does not constitute an offer in any state in which, or to any person to whom, such offering may not lawfully be made.

Financial Statements

The audited financial statements, including the schedule of investments, financial highlights and independent registered public accounting firm's reports for the fiscal year ended December 31, 2009 for each LifePath Portfolio and related Master

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Portfolio are hereby incorporated by reference to the Trust's annual report, as filed with the SEC on March 10, 2010. Financial highlights for LifePath 2025 Portfolio, LifePath 2035 Portfolio, LifePath 2045 Portfolio and LifePath 2055 Portfolio are not available because, as of the effective date of this SAI, these LifePath Portfolios have not commenced operations, and therefore have no financial highlights to report. The annual report, which contains the referenced audited financial statements, is available upon request and without charge.

Disclaimers

The iShares S&P 500 Index Fund, iShares S&P MidCap 400 Index Fund, iShares S&P Small Cap 600 Index Fund, iShares S&P National AMT-Free Municipal Bond Fund and the iShares S&P North America Natural Resources Sector Index Fund (the "iShares S&P Funds") are not sponsored, endorsed, sold or promoted by Standard & Poor's or its affiliates. Standard & Poor's and its affiliates make no representation or warranty, express or implied, to the owners of shares of the iShares S&P Funds or any member of the public regarding the advisability of investing in securities generally or in iShares S&P Funds particularly or the ability of the Standard & Poor's Indexes to track general stock market performance. Standard & Poor's and its affiliates' only relationship to the iShares Trust (as used in these Disclaimers, the "Trust"), BTC and BFA is the licensing of certain trademarks and trade names of Standard & Poor's and its affiliates and of the Standard & Poor's Indexes, which are determined, composed and calculated by Standard & Poor's and its affiliates without regard to the Trust, BTC, BFA or the iShares S&P Funds. Standard & Poor's and its affiliates have no obligation to take the needs of BTC, BFA or the owners of shares of the iShares S&P Funds into consideration in determining, composing or calculating the Standard & Poor's Indexes. Standard & Poor's and its affiliates are not responsible for and have not participated in the determination of the prices and amount of shares of the iShares S&P Funds, or the timing of the issuance or sale of such shares or in the determination or calculation of the equation by which shares of the iShares S&P Funds are to be converted into cash. Standard & Poor's and its affiliates have no obligation or liability in connection with the administration, marketing or trading of the iShares S&P Funds. Standard & Poor's and its affiliates do not guarantee the accuracy or the completeness of the Standard & Poor's Indexes or any data included therein and Standard & Poor's and its affiliates shall have no liability for any errors, omissions, or interruptions therein. Standard & Poor's and its affiliates make no warranty, express or implied, as to results to be obtained by BTC, BFA, owners of shares of the iShares S&P Funds or any other person or entity from the use of the Standard & Poor's Indexes or any data included therein. Standard & Poor's and its affiliates make no express or implied warranties and expressly disclaim all warranties of merchantability or fitness for a particular purpose or use with respect to the Standard & Poor's Indexes or any data included therein. Without limiting any of the foregoing, in no event shall Standard & Poor's and its affiliates have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits) resulting from the use of the Standard & Poor's Indexes or any data included therein, even if notified of the possibility of such damages.

The iShares Russell Midcap Index Fund and the iShares Russell 2000 Index Fund (the "iShares Russell Funds") are not sponsored, endorsed, sold or promoted by Russell Investment Group. Russell Investment Group makes no representation or warranty, express or implied, to the owners of shares of the iShares Russell Funds or any member of the public regarding the advisability of investing in securities generally or in the iShares Russell Funds particularly or the ability of the Russell Indexes to track general stock market performance. Russell Investment Group's only relationship to the Trust, BTC and BFA is the licensing of certain trademarks and trade names of Russell Investment Group's and of the Russell Indexes, which are determined, composed, and calculated by Russell Investment Group without regard to the Trust, BTC, BFA or the iShares Russell Funds. Russell Investment Group has no obligation to take the needs of BTC, BFA or the owners of shares of the iShares Russell Funds into consideration in determining, composing or calculating the Russell Indexes. Russell Investment Group is not responsible for and has not participated in the determination of the prices and amount of shares of the iShares Russell Funds, or the timing of the issuance or sale of such shares or in the determination or calculation of the equation by which shares of the iShares Russell Funds are to be converted into cash. Russell Investment Group has no obligation or liability in connection with the administration, marketing or trading of the iShares Russell Funds. Russell Investment Group does not guarantee the accuracy or the completeness of the Russell Indexes or any data included therein and Russell Investment Group shall have no liability for any errors, omissions, or interruptions therein. Russell Investment Group makes no warranty, express or implied, as to results to be obtained by BTC, BFA, owners of shares of the iShares Russell Funds or any other person or entity from the use of the Russell Indexes or any data included therein. Russell Investment Group makes no express or implied warranties and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Russell Indexes or any data included therein. Without limiting any of the foregoing, in no event

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shall Russell Investment Group have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits) resulting from the use of the Russell Indexes or any data included therein, even if notified of the possibility of such damages.

The iShares Cohen & Steers Realty Majors Index Fund is not sponsored, endorsed, sold or promoted by Cohen & Steers. Cohen & Steers makes no representation or warranty, express or implied, to the owners of shares of the iShares Cohen & Steers Realty Majors Index Fund or any member of the public regarding the advisability of investing in securities generally or in the iShares Cohen & Steers Realty Majors Index Fund particularly or the ability of the Cohen & Steers Realty Majors Index to track general stock market performance. Cohen & Steers' only relationship to the Trust, BTC and BFA is the licensing of certain trademarks and trade names of Cohen & Steers and of the Cohen & Steers Realty Majors Index, which is determined, composed and calculated by Cohen & Steers without regard to the Trust, BTC, BFA or the iShares Cohen & Steers Realty Majors Index Fund. Cohen & Steers has no obligation to take the needs of BTC, BFA or the owners of shares of the iShares Cohen & Steers Realty Majors Index Fund into consideration in determining, composing or calculating the Cohen & Steers Realty Majors Index. Cohen & Steers is not responsible for and has not participated in the determination of the prices and amount of shares of the iShares Cohen & Steers Realty Majors Index Fund, or the timing of the issuance or sale of such shares or in the determination or calculation of the equation by which shares of the iShares Cohen & Steers Realty Majors Index Fund are to be converted into cash. Cohen & Steers has no obligation or liability in connection with the administration, marketing or trading of the iShares Cohen & Steers Realty Majors Index Fund. Cohen & Steers does not guarantee the accuracy or the completeness of the Cohen & Steers Realty Majors Index or any data included therein and Cohen & Steers shall have no liability for any errors, omissions, or interruptions therein. Cohen & Steers makes no warranty, express or implied, as to results to be obtained by BTC, BFA, owners of shares of the iShares Cohen & Steers Realty Majors Index Fund or any other person or entity from the use of the Cohen & Steers Realty Majors Index or any data included therein. Cohen & Steers makes no express or implied warranties and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Cohen & Steers Realty Majors Index or any data included therein. Without limiting any of the foregoing, in no event shall Cohen & Steers have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits) resulting from the use of the Cohen & Steers Realty Majors Index or any data included therein, even if notified of the possibility of such damages.

The iShares JPMorgan USD Emerging Markets Bond Fund is not sponsored, endorsed, sold or promoted by JPMorgan. JPMorgan makes no representation or warranty, express or implied, to the owners of shares of the iShares JPMorgan USD Emerging Markets Bond Fund or any member of the public regarding the advisability of investing in securities generally or in the iShares JPMorgan USD Emerging Markets Bond Fund particularly or the ability of the JPMorgan EMBI Global Core Index to track general bond market performance. JPMorgan's only relationship to the Trust, BTC and BFA is the licensing of certain trademarks and trade names of JPMorgan and of the JPMorgan EMBI Global Core Index which is determined, composed and calculated by JPMorgan without regard to the Trust, BTC, BFA or the iShares JPMorgan USD Emerging Markets Bond Fund. JPMorgan has no obligation to take the needs of BTC, BFA or the owners of shares of the iShares JPMorgan USD Emerging Markets Bond Fund into consideration in determining, composing or calculating the JPMorgan EMBI Global Core Index. JPMorgan is not responsible for and has not participated in the determination of the prices and amount of shares of the iShares JPMorgan USD Emerging Markets Bond Fund, or the timing of the issuance or sale of such shares or in the determination or calculation of the equation by which shares of the iShares JPMorgan USD Emerging Markets Bond Fund are to be converted into cash. JPMorgan has no obligation or liability in connection with the administration, marketing or trading of the iShares JPMorgan USD Emerging Markets Bond Fund. JPMorgan does not guarantee the accuracy or the completeness of the JPMorgan EMBI Global Core Index or any data included therein and JPMorgan shall have no liability for any errors, omissions, or interruptions therein. JPMorgan makes no warranty, express or implied, as to results to be obtained by BTC, BFA, owners of shares of the JPMorgan USD Emerging Markets Bond Fund or any other person or entity from the use of the JPMorgan EMBI Global Core Index or any data included therein. JPMorgan makes no express or implied warranties and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the JPMorgan EMBI Global Core Index or any data included therein. Without limiting any of the foregoing, in no event shall JPMorgan have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits) resulting from the use of the JPMorgan EMBI Global Core Index or any data included therein, even if notified of the possibility of such damages.

The iShares iBoxx $ High Yield Corporate Bond Fund is not sponsored, endorsed, sold or promoted by IIC. IIC makes no representation or warranty, express or implied, to the owners of shares of the iShares iBoxx $ High Yield Corporate Bond Fund or any member of the public regarding the advisability of investing in securities generally or in the iShares iBoxx $ High Yield Corporate Bond Fund particularly or the ability of the iBoxx $ Liquid High Yield Index to track the general stock market performance. IIC's only relationship to the Trust, BTC and BFA is the licensing of certain trademarks and trade names of IIC

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and of the iBoxx $ Liquid High Yield Index which is determined, composed and calculated by IIC without regard to the Trust, BTC, BFA or the iShares iBoxx $ High Yield Corporate Bond Fund. IIC has no obligation to take the needs of BTC, BFA or the owners of shares of the iShares iBoxx $ High Yield Corporate Bond Fund into consideration in determining, composing or calculating the iBoxx $ Liquid High Yield Index. IIC is not responsible for and has not participated in the determination of the prices and amount of shares of the iShares iBoxx $ High Yield Corporate Bond Fund, or the timing of the issuance or sale of such shares or in the determination or calculation of the equation by which shares of the iShares iBoxx $ High Yield Corporate Bond Fund are to be converted into cash. IIC has no obligation or liability in connection with the administration, marketing or trading of the iShares iBoxx $ High Yield Corporate Bond Fund. IIC does not guarantee the accuracy or the completeness of the iBoxx $ Liquid High Yield Index or any data included therein and IIC shall have no liability for any errors, omissions, or interruptions therein. IIC makes no warranty, express or implied, as to results to be obtained by BTC, BFA, owners of shares of the iShares iBoxx $ High Yield Corporate Bond Fund or any other person or entity from the use of the iBoxx $ Liquid High Yield Index or any data included therein. IIC makes no express or implied warranties and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the iBoxx $ Liquid High Yield Index or any data included therein. Without limiting any of the foregoing, in no event shall IIC have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits) resulting from the use of the iBoxx $ Liquid High Yield Index or any data included therein, even if notified of the possibility of such damages.

The iShares FTSE EPRA/NAREIT Developed Real Estate ex-U.S. Index Fund is not sponsored, endorsed, sold or promoted by FTSE, the London Stock Exchange plc, Euronext N.V., the Financial Times Limited, EPRA or NAREIT (together, the "FTSE Licensor Parties"). None of the FTSE Licensor Parties makes any warranty or representation whatsoever, expressly or impliedly, either as to the results to be obtained from the use of the FTSE EPRA/NAREIT Developed Real Estate ex-U.S. Index and/or the figure at which the FTSE EPRA/NAREIT Developed Real Estate ex-U.S. Index stands at any particular time on any particular day or otherwise. The FTSE Licensor Parties' only relationship to the Trust, BTC and BFA is the licensing of certain trademarks and trade names of the FTSE Licensor Parties and of the FTSE EPRA/NAREIT Developed Real Estate ex-U.S. Index, which is determined, composed and calculated by the FTSE Licensor Parties without regard to the Trust, BTC, BFA or the iShares FTSE EPRA/NAREIT Developed Real Estate ex-U.S. Index Fund. The FTSE Licensor Parties have no obligation to take the needs of BTC, BFA or the owners of shares of the iShares FTSE EPRA/NAREIT Developed Real Estate ex-U.S. Index Fund into consideration in determining, composing or calculating the FTSE EPRA/NAREIT Developed Real Estate ex-U.S. Index. The FTSE Licensor Parties are not responsible for and have not participated in the determination of the prices and amount of shares of the iShares FTSE EPRA/NAREIT Developed Real Estate ex-U.S. Index Fund, or the timing of the issuance or sale of such shares or in the determination or calculation of the equation by which shares of the iShares FTSE EPRA/NAREIT Developed Real Estate ex-U.S. Index Fund are to be converted into cash. The FTSE Licensor Parties have no obligation or liability in connection with the administration, marketing or trading of the iShares FTSE EPRA/NAREIT Developed Real Estate ex-U.S. Index Fund. The FTSE Licensor Parties do not guarantee the accuracy or the completeness of the FTSE EPRA/NAREIT Developed Real Estate ex-U.S. Index or any data included therein and the FTSE Licensor Parties shall have no liability for any errors, omissions, or interruptions therein. The FTSE Licensor Parties make no warranty, express or implied, as to results to be obtained by BTC, BFA, owners of shares of the iShares FTSE EPRA/NAREIT Developed Real Estate ex-U.S. Index Fund or any other person or entity from the use of the FTSE EPRA/NAREIT Developed Real Estate ex-U.S. Index or any data included therein. The FTSE Licensor Parties make no express or implied warranties and expressly disclaim all warranties of merchantability or fitness for a particular purpose or use with respect to the FTSE EPRA/NAREIT Developed Real Estate ex-U.S. Index or any data included therein. Without limiting any of the foregoing, in no event shall the FTSE Licensor Parties have any liability for any special, punitive, indirect, or consequential damages (including lost profits) resulting from the use of the FTSE EPRA/NAREIT Developed Real Estate ex-U.S. Index or any data included therein, even if notified of the possibility of such damages.

The iShares MSCI Canada Index Fund, iShares MSCI EAFE Index Fund, iShares MSCI EAFE Small Cap Index Fund and iShares MSCI Emerging Markets Index Fund (the "iShares MSCI Index Funds") are not sponsored, endorsed, sold or promoted by MSCI or any affiliate of MSCI. Neither MSCI nor any other party makes any representation or warranty, express or implied, to the owners of the iShares MSCI Index Funds or any member of the public regarding the advisability of investing in funds generally or in the iShares MSCI Index Funds particularly or the ability of the MSCI Indexes to track general stock market performance. MSCI is the licensor of certain trademarks, servicemarks and trade names of MSCI and of the MSCI Indexes, which are determined, composed and calculated by MSCI without regard to the Trust, iShares, Inc., BTC, BFA or the iShares MSCI Index Funds. MSCI has no obligation to take the needs of BTC, BFA or the owners of the iShares MSCI Index Funds into consideration in determining, composing or calculating the MSCI Indexes. MSCI is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the iShares MSCI Index Funds to be issued or in

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


the determination or calculation of the equation by which the iShares MSCI Index Funds are redeemable for cash. Neither MSCI nor any other party has any obligation or liability to owners of the iShares MSCI Index Funds in connection with the administration, marketing or trading of the iShares MSCI Index Funds. Although MSCI shall obtain information for inclusion in or for use in the calculation of the MSCI Indexes from sources which MSCI considers reliable, neither MSCI nor any other party guarantees the accuracy and/or the completeness of the MSCI Indexes or any data included therein. Neither MSCI nor any other party makes any warranty, express or implied, as to results to be obtained by a licensee, licensee's customers and counterparties, the owners of the iShares MSCI Index Funds or any other person or entity from the use of the MSCI Indexes or any data included hereunder or for any other use. Neither MSCI nor any other party makes any express or implied warranties, and MSCI hereby expressly disclaims all warranties of merchantability or fitness for a particular purpose with respect to the MSCI Indexes or any data included therein. Without limiting any of the foregoing, in no event shall MSCI or any other party have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

The iShares Barclays 1-3 Year Credit Bond Fund, iShares Barclays 1-3 Year Treasury Bond Fund, iShares Barclays 3-7 Year Treasury Bond Fund, iShares Barclays 7-10 Year Treasury Bond Fund, iShares Barclays 10-20 Year Treasury Bond Fund, iShares Barclays 20+ Year Treasury Bond Fund, iShares Barclays Aggregate Bond Fund, iShares Barclays Credit Bond Fund, iShares Barclays Government/Credit Bond Fund, iShares Barclays Intermediate Credit Bond Fund, iShares Barclays Intermediate Government/Credit Bond Fund, iShares Barclays MBS Bond Fund, iShares Barclays Short Treasury Bond Fund and the iShares Barclays TIPS Bond Fund (collectively, the "Barclays Capital Funds") are not sponsored, endorsed, sold or promoted by Barclays Capital. Barclays Capital makes no representation or warranty, express or implied, to the owners of shares of the Barclays Capital Funds or any member of the public regarding the advisability of investing in securities generally or in the Barclays Capital Funds particularly or the ability of the Barclays Capital Funds' underlying indexes (the "Underlying Indexes") to track general bond market performance. Barclays Capital's only relationship to the Trust, BTC and BFA is the licensing of certain trademarks and trade names of Barclays Capital and of the Underlying Indexes, which are determined, composed and calculated by Barclays Capital without regard to the Trust, BTC, BFA or the Barclays Capital Funds. Barclays Capital has no obligation to take the needs of BTC, BFA or the owners of shares of the Barclays Capital Funds into consideration in determining, composing or calculating the Underlying Indexes. Barclays Capital is not responsible for and has not participated in the determination of the prices and amount of shares of the Barclays Capital Funds, or the timing of the issuance or sale of such shares or in the determination or calculation of the equation by which shares of the Barclays Capital Funds are to be converted into cash. Barclays Capital has no obligation or liability in connection with the administration, marketing or trading of the Barclays Capital Funds. Barclays Capital does not guarantee the accuracy or the completeness of the Underlying Indexes or any data included therein and Barclays Capital shall have no liability for any errors, omissions or interruptions therein. Barclays Capital makes no warranty, express or implied, as to results to be obtained by BTC, BFA, owners of shares of the Barclays Capital Funds or any other person or entity from the use of the Underlying Indexes or any data included therein. Barclays Capital makes no express or implied warranties and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Underlying Indexes or any data included therein. Without limiting any of the foregoing, in no event shall Barclays Capital have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits) resulting from the use of the Underlying Indexes or any data included therein, even if notified of the possibility of such damages.

BFA does not guarantee the accuracy or the completeness of any underlying index or any data included therein and BFA shall have no liability for any errors, omissions, or interruptions therein.

BFA makes no warranty, express or implied, to the owners of shares of the iShares funds or to any other person or entity as to results to be obtained by the series of the Trust from the use of any underlying index or any data included therein. BFA makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to any underlying index or any data included therein. Without limiting any of the foregoing, in no event shall BFA have any liability for any special, punitive, direct, indirect, or consequential damages (including lost profits), even if notified of the possibility of such damages.

                                   APPENDIX A

                      DESCRIPTION OF CORPORATE BOND RATINGS

Ratings are generally given to securities at the time of issuance. While the rating agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings given to securities at issuance do not necessarily represent ratings which would be given to these securities on a particular subsequent date.

Bonds which are unrated expose the investor to risks with respect to capacity to pay interest or repay principal which are similar to the risks of lower-rated speculative bonds. Evaluation of these securities is dependent on the investment adviser's judgment, analysis and experience in the evaluation of such bonds.

Investors should note that the assignment of a rating to a bond by a rating service may not reflect the effect of recent developments on the issuer's ability to make interest and principal payments.

The descriptions below relate to corporate bonds and are not applicable to the other types of securities.

MOODY'S INVESTORS SERVICE, INC.

AAA: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

AA: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risk appear somewhat larger than the Aaa securities.

A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

BAA: Bonds which are rated Baa are considered as medium-grade obligations (I.E., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

BA: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during other good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

CAA: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

CA: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C: Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

ABSENCE OF RATING: Where no rating has been assigned or where a rating has been suspended or withdrawn, it may be for reasons unrelated to the quality of the issue.

Should no rating be assigned, the reason may be one of the following:

1. An application for rating was not received or accepted.

2. The issue or issuer belongs to a group of securities or companies that are not rated as a matter of policy.

3. There is a lack of essential data pertaining to the issue or issuer.

4. The issue was privately placed, in which case the rating is not published in Moody's publications.

Suspension or withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.

NOTE: Moody's applies numerical modifiers, 1, 2, and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

STANDARD & POOR'S

AAA: An obligation rated AAA has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA: An obligation rated AA differs from the highest rated obligations only to a small degree. The obligor's capacity to meet its financial commitment is very strong.

A: An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB: An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Obligations rated BB, B, CCC, CC, and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB: An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B: An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC: An obligation rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC: An obligation rated CC is currently highly vulnerable to nonpayment.

C: A 'C' rating is assigned to obligations that are currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents, or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default. Among others, the 'C' rating may be assigned to subordinated debt, preferred stock or other obligations on which cash payments have been suspended in accordance with the instrument's terms or when preferred stock is the subject of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

D: An obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation, including a regulatory capital instrument, are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of similar action if payments on an obligation are jeopardized. An obligation's rating is lowered to 'D' upon completion of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

PLUS (+) OR MINUS (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

NR: NR indicates no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

COMMERCIAL PAPER

S&P's commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market.

A-1: This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus (+) sign designation.

A-2: Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1."

A-3: Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

FITCH RATINGS

INVESTMENT-GRADE BOND RATINGS

AAA: Highest credit quality. "AAA" ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA: Very high credit quality. "AA" ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A: High credit quality. "A" ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB: Good credit quality. "BBB" ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

HIGH YIELD BOND RATINGS

BB: Speculative. "BB" ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment-grade.

B: Highly speculative. "B" ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC, AND C: High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A "CC" rating indicates that default of some kind appears probable. "C" ratings signal imminent default.

Defaulted obligations typically are not assigned "D" ratings, but are instead rated in the "B" to "C" rating categories, depending upon their recovery prospects and other relevant characteristics. This approach better aligns obligations that have comparable overall expected loss but varying vulnerability to default and loss.

NOTES TO RATINGS

"+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the "AAA" long-term rating category, to categories below "B," or to short-term ratings other than "F-l."

"NR" indicates that Fitch does not rate the issuer or issue in question.

"Withdrawn": A rating is withdrawn when Fitch deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

                                   APPENDIX B



                              PROXY VOTING POLICIES
                              ---------------------

                         FOR THE BLACKROCK-ADVISED FUNDS

                                 DECEMBER, 2009

Copyright (C) 2009 BlackRock, Inc.
All rights reserved

                               TABLE OF CONTENTS

                                              PAGE
I.  INTRODUCTION............................   B-3
II. PROXY VOTING POLICIES                      B-3

  A. Boards of Directors....................   B-3
  B. Auditors...............................   B-4
  C. Compensation and Benefits..............   B-4
  D. Capital Structure......................   B-4
  E. Corporate Charter and By-Laws..........   B-4
  F. Environmental and Social Issues........   B-4
III. CONFLICTS MANAGEMENT...................   B-4
IV. REPORTS TO THE BOARD....................   B-4

I. INTRODUCTION

The Trustees/Directors ("Directors") of the BlackRock-Advised Funds (the "Funds") have the responsibility for voting proxies relating to portfolio securities of the Funds, and have determined that it is in the best interests of the Funds and their shareholders to delegate that responsibility to BlackRock Advisors, LLC and its affiliated U.S. registered investment advisers ("BlackRock"), the investment adviser to the Funds, as part of BlackRock's authority to manage, acquire and dispose of account assets. The Directors hereby direct BlackRock to vote such proxies in accordance with this Policy, and any proxy voting guidelines that the Adviser determines are appropriate and in the best interests of the Funds' shareholders and which are consistent with the principles outlined in this Policy. The Directors have authorized BlackRock to utilize an unaffiliated third-party as its agent to vote portfolio proxies in accordance with this Policy and to maintain records of such portfolio proxy voting.

Rule 206(4)-6 under the Investment Advisers Act of 1940 requires, among other things, that an investment adviser that exercises voting authority over clients' proxy voting adopt policies and procedures reasonably designed to ensure that the adviser votes proxies in the best interests of clients, discloses to its clients information about those policies and procedures and also discloses to clients how they may obtain information on how the adviser has voted their proxies.

BlackRock has adopted separate but substantially similar guidelines and procedures that are consistent with the principles of this Policy. BlackRock's Corporate Governance Committee (the "Committee"), addresses proxy voting issues on behalf of BlackRock and its clients, including the Funds. The Committee is comprised of senior members of BlackRock's Portfolio Management and Administration Groups and is advised by BlackRock's Legal and Compliance Department.

BlackRock votes (or refrains from voting) proxies for each Fund in a manner that BlackRock, in the exercise of its independent business judgment, concludes are in the best economic interests of such Fund. In some cases, BlackRock may determine that it is in the best economic interests of a Fund to refrain from exercising the Fund's proxy voting rights (such as, for example, proxies on certain non-U.S. securities that might impose costly or time-consuming in-person voting requirements). With regard to the relationship between securities lending and proxy voting, BlackRock's approach is also driven by our clients' economic interests. The evaluation of the economic desirability of recalling loans involves balancing the revenue producing value of loans against the likely economic value of casting votes. Based on our evaluation of this relationship, BlackRock believes that the likely economic value of casting a vote generally is less than the securities lending income, either because the votes will not have significant economic consequences or because the outcome of the vote would not be affected by BlackRock recalling loaned securities in order to ensure they are voted. Periodically, BlackRock analyzes the process and benefits of voting proxies for securities on loan, and will consider whether any modification of its proxy voting policies or procedures are necessary in light of any regulatory changes.

BlackRock will normally vote on specific proxy issues in accordance with BlackRock's proxy voting guidelines. BlackRock's proxy voting guidelines provide detailed guidance as to how to vote proxies on certain important or commonly raised issues. BlackRock may, in the exercise of its business judgment, conclude that the proxy voting guidelines do not cover the specific matter upon which a proxy vote is requested, or that an exception to the proxy voting guidelines would be in the best economic interests of a Fund. BlackRock votes (or refrains from voting) proxies without regard to the relationship of the issuer of the proxy (or any shareholder of such issuer) to the Fund, the Fund's affiliates (if any), BlackRock or BlackRock's affiliates. When voting proxies, BlackRock attempts to encourage companies to follow practices that enhance shareholder value and increase transparency and allow the market to place a proper value on their assets.

II. PROXY VOTING POLICIES

A. BOARDS OF DIRECTORS

The Funds generally support the board's nominees in the election of directors and generally supports proposals that strengthen the independence of boards of directors. As a general matter, the Funds believe that a company's board of directors (rather than shareholders) is most likely to have access to important, nonpublic information regarding a company's business and prospects, and is therefore best-positioned to set corporate policy and oversee management. The Funds therefore believe that the foundation of good corporate governance is the election of responsible, qualified, independent corporate directors who are likely to diligently represent the interests of shareholders and oversee management of the corporation in a manner that will seek to maximize shareholder value over time. In individual cases, consideration may be given to a director nominee's history of representing shareholder interests as a director of the company issuing the proxy or other companies, or2other factors to the extent deemed relevant by the Committee.

B. AUDITORS

These proposals concern those issues submitted to shareholders related to the selection of auditors. As a general matter, the Funds believe that corporate auditors have a responsibility to represent the interests of shareholders and provide an independent view on the propriety of financial reporting decisions of corporate management. While the Funds anticipate that BlackRock will generally defer to a corporation's choice of auditor, in individual cases, consideration may be given to an auditors' history of representing shareholder interests as auditor of the company issuing the proxy or other companies, to the extent deemed relevant.

C. COMPENSATION AND BENEFITS

These proposals concern those issues submitted to shareholders related to management compensation and employee benefits. As a general matter, the Funds favor disclosure of a company's compensation and benefit policies and oppose excessive compensation, but believe that compensation matters are normally best determined by a corporation's board of directors, rather than shareholders. Proposals to "micro-manage" a company's compensation practices or to set arbitrary restrictions on compensation or benefits should therefore generally not be supported.

D. CAPITAL STRUCTURE

These proposals relate to various requests, principally from management, for approval of amendments that would alter the capital structure of a company, such as an increase in authorized shares. As a general matter, the Funds expect that BlackRock will support requests that it believes enhance the rights of common shareholders and oppose requests that appear to be unreasonably dilutive.

E. CORPORATE CHARTER AND BY-LAWS

These proposals relate to various requests for approval of amendments to a corporation's charter or by-laws. As a general matter, the Funds generally vote against anti-takeover proposals and proposals that would create additional barriers or costs to corporate transactions that are likely to deliver a premium to shareholders.

F. ENVIRONMENTAL AND SOCIAL ISSUES

These are shareholder proposals addressing either corporate social and environmental policies or requesting specific reporting on these issues. The Funds generally do not support proposals on social issues that lack a demonstrable economic benefit to the issuer and the Fund investing in such issuer. BlackRock seeks to make proxy voting decisions in the manner most likely to protect and promote the long-term economic value of the securities held in client accounts. We intend to support economically advantageous corporate practices while leaving direct oversight of company management and strategy to boards of directors. We seek to avoid micromanagement of companies, as we believe that a company's board of directors is best positioned to represent shareholders and oversee management on shareholders behalf. Issues of corporate social and environmental responsibility are evaluated on a case-by-case basis within this framework.

III. CONFLICTS MANAGEMENT

BlackRock maintains policies and procedures that are designed to prevent any relationship between the issuer of the proxy (or any shareholder of the issuer) and a Fund, a Fund's affiliates (if any), BlackRock or BlackRock's affiliates, from having undue influence on BlackRock's proxy voting activity. In certain instances, BlackRock may determine to engage an independent fiduciary to vote proxies as a further safeguard against potential conflicts of interest or as otherwise required by applicable law. The independent fiduciary may either vote such proxies or provide BlackRock with instructions as to how to vote such proxies. In the latter case, BlackRock votes the proxy in accordance with the independent fiduciary's determination.

IV. REPORTS TO THE BOARD

BlackRock will report to the Directors on proxy votes it has made on behalf of the Funds at least annually.

SAI-BR3-LP-0610